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                                                                  EXHIBIT 10.6

                               STATE OF NEW JERSEY

                          DEPARTMENT OF HUMAN SERVICES

               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                                       AND

                           AMERIGROUP NEW JERSEY, INC.

                        AGREEMENT TO PROVIDE HMO SERVICES

In accordance with Article 7, section 7.11.2A and 7.11.2B of the contract between AMERIGROUP New Jersey, Inc. and the State of New Jersey, Department of Human Services, Division of Medical Assistance and Health Services (DMAHS), effective date October 1, 2000, all parties agree that the contract shall be amended, effective July 1, 2003, as follows:

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2.   ARTICLE 2, "CONDITIONS PRECEDENT," Sections A; D; H and L (NEW) shall be amended as reflected in Article 2, Sections A, D, H and L attached hereto and incorporated herein.

3. ARTICLE 3, "MANAGED CARE MANAGEMENT INFORMATION SYSTEM," Sections 3.1.4(B) (DELETED); 3.2(C); 3.2.1(A); 3.2.2(D)1; 3.3.1(A); 3.5.1(D)

          Sections 3.9(A); 3.9(B) (NEW); 3.9(C) (NEW); 3.9.1(B); 3.9.1(C);
     3.9.2(A); 3.9.2(B); 3.9.4(A) and 3.9.4(B)

          shall be amended as reflected in Article 3, Sections 3.1.4(B), 3.2(C), 3.2.1(A), 3.2.2(D)1, 3.3.1(A), 3.5.1(D), 3.9(A), 3.9(B), 3.9(C), 3.9.1(B),
     3.9.1(C), 3.9.2(A), 3.9.2(B), 3.9.4(A) and 3.9.4(B) attached hereto and incorporated herein.

4.   ARTICLE 4, "PROVISION OF HEALTH CARE SERVICES," Sections 4.1; 4.1.1(G)3
     (NEW); 4.1.1(P) (NEW); 4.1.2(A)14; 4.1.2(A)19; 4.1.2(A)23; 4.1.2(B)3 (NEW);
     4.1.2(B)4 (NEW); 4.1.2(B)5 (NEW); 4.1.2(B)6 (NEW); 4.1.2(B)7 (NEW);
     4.1.2(B)8 (NEW); 4.1.2(B)9 (NEW); 4.1.2(B)10; 4.1.2(B)11; 4.1.2(B)16;
     4.1.2(B)17; 4.1.2.(B)18 (NEW); 4.1.2.(B)21 (NEW); 4.1.2(B)25 (NEW);
     4.1.2.(B)26 (NEW); 4.1.2(B)27 (NEW); 4.1.2.(B)28 (NEW); 4.1.2(B)29 (NEW);
     4.1.4(B); 4.1.4(C); 4.1.7 (DELETED); renumber remaining sections; 4.1.8(S)
     (NEW); 4.1.8(T) (NEW);

          Sections 4.2.1(D)2 (NEW); 4.2.1(F); 4.2.1(G); 4.2.1(G)1 (DELETED
     AND MOVED TO 4.2.1(H)3); 4.2.1(H)1; 4.2.1(H)3; 4.2.1(I); 4.2.1(K)2 (NEW);
     4.2.3 (title); 4.2.3(C) (NEW); 4.2.4(C)8 (NEW); 4.2.7(A);

          Sections 4.6.1(B); 4.6.2(A); 4.6.2(J); 4.6.4(A)1; 4.6.4(B); 4.6.4(B)2;
     4.6.4(B)4; 4.6.4(B)5; 4.6.4(B)6; 4.6.4(B)8; 4.6.4(B)8(a); 4.6.4(B)8(d);

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     4.8.8(E), 4.8.8(E)16, 4.8.8(F), 4.8.8(F)1, 4.8.8(F)2, 4.8.8(F)3, 4.8.8(F)4,
     4.8.8(G), 4.8.8(H)8, 4.8.8(H)9, 4.8.8(H)10, 4.8.8(H)11, 4.8.8(I),
     4.8.8(J)8, 4.8.8(M), 4.9.1(F), 4.9.1(F)5, 4.9.3(A), 4.9.4(A), 4.9.5 and
     4.10(E) attached hereto and incorporated herein.

5. ARTICLE 5, "ENROLLEE SERVICES," Sections 5.2(A)8 (DELETED); 5.3; 5.4(A); 5.5(A); 5.5(G)1(c); 5.5(G)1(c)i; 5.5(K); 5.5(P) (NEW);

          Sections 5.8.1 (A); 5.8.1(B); 5.8.1(D) (NEW); 5.8.1(E) (NEW); 5.8.2;
     5.8.2(I); 5.8.2(K); 5.8.2(T); 5.8.2(V); 5.8.2(TT)1; 5.8.2(CCC) (NEW);
     5.10.2(A)1(b) (NEW); 5.10.3(A); 5.10.3(A)1; 5.10.3(C);

          Sections 5.15.1(A); 5.15.1(B); 5.15.2(A); 5.15.2(B)1 (DELETED);
     (renumber remaining items); 5.15.2(B)6; 5.15.2(B)7; 5.15.2(C); 5.15.3(B);
     5.15.3(C); 5.15.3(D); 5.15.4(B) and 5.16.1(C)

          shall be amended as reflected in Article 5, Sections 5.2(A)8, 5.3, 5.4(A), 5.5(A), 5.5(G)1(c), 5.5(G)1(c)i, 5.5(K), 5.5(P),

          Sections 5.8.1(A), 5.8.1(B), 5.8.1(D), 5.8.1(E), 5.8.2, 5.8.2(I),
     5.8.2(K), 5.8.2(T), 5.8.2(V), 5.8.2(TT)1, 5.8.2(CCC),

          Sections 5.10.2(A)1(b), 5.10.3(A), 5.10.3(A)1, 5.10.3(C), 5.15.1(A),
     5.15.1(B), 5.15.2(A), 5.15.2(B)1, 5.15.2(B)6, 5.15.2(B)7, 5.15.2(C),
     5.15.3(B), 5.15.3(C), 5.15.3(D), 5.15.4(B) and 5.16.1(C) attached hereto and incorporated herein.

6. ARTICLE 6, "PROVIDER INFORMATION," Section 6.2(A)18 (NEW); 6.5(D); 6.5(D)1 and 6.5(D)2
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          shall be amended as reflected in Article 8, Sections 8.3.1, 8.5.1,
     8.5.2, 8.5.2.1, 8.5.2.2, 8.5.2.3, 8.5.2.4, 8.5.2.5, 8.5.2.6, 8.5.2.7,
     8.5.2.8, 8.5.2.9, 8.5.2.10, 8.5.3, 8.5.4, 8.5.5, 8.5.6, 8.5.7, 8.5.8,

          Sections 8.6, 8.7(J)1, 8.8(C) and 8.8(D) attached hereto and incorporated herein.

9.   APPENDIX, SECTION A, "REPORTS"

     -    Section A, Reports Narrative;

     -    A.0.0 - Summary Table of Reports (DELETED);

     - A.4.1 - Provider Network File: Electronic Media Provider Files, Attachment A, Attachment B and Attachment E;

     - A.4.2 - Data Elements for Assessment of Provider Capacity by County (DELETED);

     - A.7.5 - Table 3: Grievance Summary (DELETED AND REPLACED WITH TABLES 3A, 3B, 3C);

     - A.7.21 - Table 19: Income Statement by Rate Cell Grouping, Tables T-AF (NEW);

     -    A.7.23 (NEW) - Table 19T: Maternity Outcome Counts

          shall be amended as reflected in Appendix, Section A, A.0.0, A.4.1, A.4.2, A.7.5, A.7.21 and A.7.23 attached hereto and incorporated herein.

10.  APPENDIX, SECTION B, "REFERENCE MATERIALS"

     -    B.2.2 - Pre-Contracting Checklist (DELETED);

     -    B.3.3 - Managed Care Medicaid Encounter Claims EMC Manual
          (DELETED);

     - B.4.3 - ACIP Recommended Childhood and Adolescent Immunization Schedule (DELETED);

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All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

            AMERIGROUP                        STATE OF NEW JERSEY

         NEW JERSEY, INC.                 DEPARTMENT OF HUMAN SERVICES

BY: _______________________________       BY: __________________________________

                                                  KATHRYN A. PLANT

TITLE: ____________________________       TITLE: DIRECTOR, DMAHS

DATE: _____________________________       DATE: ________________________________

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: _______________________________

    DEPUTY ATTORNEY GENERAL

DATE: _____________________________

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All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures;

            AMERIGROUP                        STATE OF NEW JERSEY

         NEW JERSEY, INC.                 DEPARTMENT OF HUMAN SERVICES

BY: _______________________________       BY: __________________________________

                                                    KATHRYN A. PLANT

TITLE: ____________________________       TITLE: DIRECTOR, DMAHS

DATE: _____________________________       DATE: ________________________________

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: _______________________________

    DEPUTY ATTORNEY GENERAL

DATE: _____________________________

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All other terms and conditions of the October 1, 2000 contract and subsequent amendments remain unchanged except as noted above.

The contracting parties indicate their agreement by their signatures.

            AMERIGROUP                        STATE OF NEW JERSEY

         NEW JERSEY, INC.                 DEPARTMENT OF HUMAN SERVICES

BY: _______________________________       BY: __________________________________

                                                    KATHRYN A. PLANT

TITLE: ____________________________       TITLE: DIRECTOR, DMAHS

DATE: _____________________________       DATE: ________________________________

APPROVED AS TO FORM ONLY

ATTORNEY GENERAL

STATE OF NEW JERSEY

BY: _______________________________

    DEPUTY ATTORNEY GENERAL

DATE: _____________________________

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ARTICLE ONE: DEFINITIONS

         The following terms shall have the meaning stated, unless the context clearly indicates otherwise.

         ABUSE--means provider practices that are inconsistent with sound fiscal, business, or medical practices, and result in an unnecessary cost to the Medicaid/NJ FamilyCare program, or in reimbursement for services that are not medically necessary or that fail to meet professionally recognized standards for health care. It also includes enrollee practices that result in unnecessary cost to the Medicaid/NJ FamilyCare program. (See 42 C.F.R. Section 455.2)

         ACTUARIALLY SOUND CAPITATION RATES--Means Capitation Rates That--

         A. Have been developed in accordance with generally accepted actuarial principles and practices;

         B. Are appropriate for the populations to be covered, and the services to be furnished under the contract; and

         C. Have been certified, as meeting the requirements of payments under risk contracts, by actuaries who meet the qualification standards established by the American Academy of Actuaries and follow the practice standards established by the Actuarial Standards Board.

         ADDP--AIDS Drug Distribution Program, a Department of Health and Senior Services-sponsored program which provides life-sustaining and life-prolonging medications to persons who are HIV positive or who are living with AIDS and meet certain residency and income criteria for program participation.

         ADJUDICATE--THE point in the claims processing at which a final decision is reached to pay or deny a claim.

         ADJUSTMENTS TO SMOOTH DATA--Adjustments made, by cost-neutral methods, across rate cells, to compensate for distortions in costs, utilization, or the number of eligibles.

         ADMINISTRATIVE SERVICE(S)--the contractual obligations of the contractor that include but may not be limited to utilization management, credentialing providers, network management, quality improvement, marketing, enrollment, member services, claims payment, management information systems, financial management, and reporting.

         ADVERSE EFFECT--medically necessary medical care has not been provided and the failure to provide such necessary medical care has presented an imminent danger to the health, safety, or well-being of the patient or has placed the patient unnecessarily in a high-risk situation.

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         ADVERSE SELECTION--the enrollment with a contractor of a
         disproportionate number of persons with high health care costs.

         AFDC OR AFDC/TANF--Aid to Families with Dependent Children, established by 42 U.S.C. Section 601 et seq., and N.J.S.A. 44:10-1 et seq., as a joint federal/State cash assistance program administered by counties under State supervision. For cash assistance, it is now called "TANF." For Medicaid, the former AFDC rules still apply.

         AFDC-RELATED--see "SPECIAL MEDICAID PROGRAMS" and "TANF"

         AID CODES--the two-digit number which indicates the aid category under which a person is eligible to receive Medicaid and NJ FamilyCare.

         AMELIORATE--to improve, maintain, or stabilize a health outcome, or to prevent or mitigate an adverse change in health outcome.

         ANTICIPATORY GUIDANCE--the education provided to parents or authorized individuals during routine prenatal or pediatric visits to prevent or reduce the risk to their fetuses or children developing a particular health problem.

         APPEAL--a request for review of an action.

         ASSIGNMENT--the process by which a Medicaid enrollee in a New Jersey Care 2000+ contractor receives a Primary Care Provider (PCP) if not selected.

         AT-RISK--any service for which the provider agrees to accept responsibility to provide or arrange for in exchange for the capitation payment.

         AUTHORIZED PERSON--in general means a person authorized to make medical determinations for an enrollee, including, but not limited to, enrollment and disenrollment decisions and choice of a PCP.

         For individuals who are eligible through the Division of Youth and Family Services (DYFS), the authorized person is authorized to make medical determinations, including but not limited to enrollment, disenrollment and choice of a PCP, on behalf of or in conjunction with individuals eligible through DYFS. These persons may include a foster home parent, an authorized health care professional employee of a group home, an authorized health care professional employee of a residential center or facility, a DYFS employee, a pre-adoptive or adoptive parent receiving subsidy from DYFS, a natural or biological parent, or a legal caretaker.

         For individuals who are eligible through the Division of Developmental Disabilities (DDD), the authorized person may be one of the following:

                  A. The enrollee, if he or she is an adult and has the capacity to make medical decisions;

                                                                             I-2

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                  B.       The parent or guardian of the enrollee, if the
                           enrollee is a minor, or the individual or agency having legal guardianship if the enrollee is an adult who lacks the capacity to make medical decisions;

                  C.       The Bureau of Guardianship Services (BGS); or

                  D. A person or agency who has been duly designated by a power of attorney for medical decisions made on behalf of an enrollee.

         Throughout the contract, information regarding enrollee rights and responsibilities can be taken to include authorized persons, whether stated as such or not.

         AUTOMATIC ASSIGNMENT--the enrollment of an eligible person, for whom enrollment is mandatory, in a managed care plan chosen by the New Jersey Department of Human Services pursuant to the provisions of
         Article 5.4 of this contract.

         BASIC SERVICE AREA--the geographic area in which the contractor is obligated to provide covered services for its Medicaid/NJ FamilyCare enrollees under this contract.

         BENEFICIARY--any person eligible to receive services in the New Jersey Medicaid/NJ FamilyCare program.

         BENEFITS PACKAGE--the health care services set forth in this contract, for which the contractor has agreed to provide, arrange, and be held fiscally responsible.

         BILINGUAL--see "MULTILINGUAL"

         BONUS--a payment the contractor makes to a physician or physician group beyond any salary, fee-for-service payments, capitation, or returned withholding amount.

         CAPITATED SERVICE--any covered service for which the contractor receives capitation payment.

         CAPITATION--a contractual agreement through which a contractor agrees to provide specified health care services to enrollees for a fixed amount per month.

         CAPITATION PAYMENTS--the amount prepaid monthly by DMAHS to the contractor in exchange for the delivery of covered services to enrollees based on a fixed Capitation Rate per enrollee, notwithstanding (a) the actual number of enrollees who receive services from the contractor, or (b) the amount of services provided to any enrollee.

         CAPITATION RATE--the fixed monthly amount that the contractor is prepaid by the Department for each enrollee for which the contractor provides the services included in the Benefits Package described in this contract.

         CARE MANAGEMENT--a set of enrollee-centered, goal-oriented, culturally relevant, and logical steps to assure that an enrollee receives needed services in a supportive, effective, efficient, timely, and cost-effective manner. Care management emphasizes prevention,

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         continuity of care, and coordination of care, which advocates for, and links enrollees to, services as necessary across providers and settings. Care management functions include 1) early identification of enrollees who have or may have special needs, 2) assessment of an enrollees risk factors, 3) development of a plan of care, 4) referrals and assistance to ensure timely access to providers, 5) coordination of care actively linking the enrollee to providers, medical services, residential, social, and other support services where needed, 6) monitoring, 7) continuity of care, and 8) follow-up and documentation.

         CENTERS FOR MEDICARE AND MEDICAID SERVICES (CMS) -- formerly the Health Care Financing Administration (HCFA) within the U.S. Department of Health and Human Services.

         CERTIFICATE OF AUTHORITY--a license granted by the New Jersey Department of Banking and Insurance and the New Jersey Department of Health and Senior Services to operate an HMO in compliance with N.J.S.A. 26:2J-1 et. seq.

         CHILDREN'S HEALTH CARE COVERAGE PROGRAM--means the program established by the "Children's Health Care Coverage Act", P.L. 1997, c.272 as a health insurance program for targeted, low-income children.

         CHILDREN WITH SPECIAL HEALTH CARE NEEDS--those children who have or are at increased risk for chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type and amount beyond that required by children generally.

         CHRONIC ILLNESS--a disease or condition of long duration (repeated inpatient hospitalizations, out of work or school at least three months within a twelve-month period, or the necessity for continuous health care on an ongoing basis), sometimes involving very slow progression and long continuance. Onset is often gradual and the process may include periods of acute exacerbation alternating with periods of remission.

         CLINICAL PEER--a physician or other health care professional who holds a non-restricted license in New Jersey and is in the same or similar specialty as typically manages the medical condition, procedure, or treatment under review.

         CNM OR CERTIFIED NURSE MIDWIFE--a registered professional nurse who is legally authorized under State law to practice as a nurse-midwife, and has completed a program of study and clinical experience for nurse-midwives or equivalent.

         CNP OR CERTIFIED NURSE PRACTITIONER--a registered professional nurse who is licensed by the New Jersey Board of Nursing and meets the advanced educational and clinical practice requirements beyond the two to four years of basic nursing education required of all registered nurses.

         CNS OR CLINICAL NURSE SPECIALIST--a person licensed to practice as a registered professional nurse who is licensed by the New Jersey State Board of Nursing or similarly licensed and certified by a comparable agency of the state in which he/she practices.

                                                                             I-4

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         COLD CALL MARKETING--any unsolicited personal contact with a potential enrollee by an employee or agent of the contractor for the purpose of influencing the individual to enroll with the contractor. Marketing by an employee of the contractor is considered direct; marketing by an agent is considered indirect.

         COMMISSIONER--the Commissioner of the New Jersey Department of Human Services or a duly authorized representative.

         COMPLAINT--a protest by an enrollee as to the conduct by the contractor or any agent of the contractor, or an act or failure to act by the contractor or any agent of the contractor, or any other matter in which an enrollee feels aggrieved by the contractor, that is communicated to the contractor and that could be resolved by the contractor within three (3) business days.

         COMPLAINT RESOLUTION--completed actions taken to fully settle a complaint to the DMAHS' Satisfaction.

         COMPREHENSIVE RISK CONTRACT--a risk contract that covers comprehensive services, that is, inpatient hospital services and any of the following services, or any three or more of the following services:

         1.   Outpatient hospital services.

         2.   Rural health clinic services.

         3.   FQHC services.

         4.   Other laboratory and X-ray services.

         5.   Nursing facility (NF) services.

         6. Early and periodic screening, diagnosis and treatment (EPSDT) services.

         7.   Family planning services.

         8.   Physician services.

         9.   Home health services.

         CONDITION--a disease, illness, injury, disorder, or biological or psychological condition or status for which treatment is indicated.

         CONTESTED CLAIM--a claim that is denied because the claim is an ineligible claim, the claim submission is incomplete, the coding or other required information to be submitted is incorrect, the amount claimed is in dispute, or the claim requires special treatment.

         CONTINUITY OF CARE--the plan of care for a particular enrollee that should assure progress without unreasonable interruption.

         CONTRACT--the written agreement between the State and the contractor, and comprises the contract, any addenda, appendices, attachments, or amendments thereto.

         CONTRACTING OFFICER--the individual empowered to act and respond for the State throughout the life of any contract entered into with the State.

         CONTRACTOR--the Health Maintenance Organization with a valid Certificate of Authority in New Jersey that contracts hereunder with the State for the provision of comprehensive health care services to enrollees on a prepaid, capitated basis.

         CONTRACTOR'S PLAN--all services and responsibilities undertaken by the contractor pursuant to this contract.

         CONTRACTOR'S REPRESENTATIVE--the individual legally empowered to bind the contractor, using his/her signature block, including his/her title. This individual will be considered the Contractor's Representative during the life of any contract entered into with the State unless amended in writing pursuant to Article 7.

         COPAYMENT--the part of the cost-sharing requirement for NJ FamilyCare Plan D and H enrollees in which a fixed monetary amount is paid for certain services/items received from the contractor's providers.

         COST AVOIDANCE--a method of paying claims in which the provider is not reimbursed until the provider has demonstrated that all available health insurance has been exhausted.

         COST NEUTRAL--the mechanism used to smooth data, share risk, or adjust for risk that will recognize both higher and lower expected costs and is not intended to create a net aggregate gain or loss across all payments.

         COVERED SERVICES--see "BENEFITS PACKAGE"

         CREDENTIALING--the contractor's determination as to the qualifications and ascribed privileges of a specific provider to render specific health care services.

         CULTURAL COMPETENCY--a set of interpersonal skills that allow individuals to increase their understanding, appreciation, acceptance of and respect for cultural differences and similarities within, among and between groups and the sensitivity to how these differences influence relationships with enrollees. This requires a willingness and ability to draw on community-based values, traditions and customs, to devise strategies to better meet culturally diverse enrollee needs, and to work with knowledgeable persons of and from the community in developing focused interactions, communications, and other supports.

         CWA OR COUNTY WELFARE AGENCY ALSO KNOWN AS COUNTY BOARD OF SOCIAL SERVICES--the agency within the county government that makes determination of eligibility for Medicaid and financial assistance programs.

         DAYS--calendar days unless otherwise specified.

         DBI--the New Jersey Department of Banking and Insurance in the executive branch of New Jersey State government.

         DEFAULT--see "AUTOMATIC ASSIGNMENT"

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

         DELIVERABLE--a document/report/manual to be submitted to the Department by the contractor pursuant to this contract.

         DENTAL DIRECTOR--the contractor's Director of dental services, who is required to be a Doctor of Dental Science or a Doctor of Medical Dentistry and licensed by the New Jersey Board of Dentistry, designated by the contractor to exercise general supervision over the provision of dental services by the contractor.

         DEPARTMENT--the Department of Human Services (DHS) in the executive branch of New Jersey State government. The Department of Human Services includes the Division of Medical Assistance and Health Services (DMAHS) and the terms are used interchangeably. The Department also includes Division of Youth and Family Services (DYFS), the Division of Family Development (DFD), the Division of Mental Health Services (DMHS), the Division of Disability Services (DDS), the Commission for the Blind and Visually Impaired (CBVI), the Division of the Deaf and Hard of Hearing
         (DDHH) and the Division of Developmental Disabilities (DDD).

         DEVELOPMENTAL DISABILITY--a severe, chronic disability of a person which is attributable to a mental or physical impairment or combination of mental and physical impairments; is manifested before the person attains age twenty-two (22); is likely to continue indefinitely; results in substantial functional limitations in three or more of the following areas of major life activity: self-care, receptive and expressive language, learning, mobility, self-direction, capacity for independent living and economic self-sufficiency; and reflects the person's need for a combination and sequence of special, interdisciplinary, or generic care, treatment, or other services which are lifelong or of extended duration and are individually planned and coordinated. Developmental disability includes but is not limited to severe disabilities attributable to mental retardation, autism, cerebral palsy, epilepsy, spina bifida and other neurological impairments where the above criteria are met.

         DFD--the Division of Family Development, within the New Jersey Department of Human Services that administers programs of financial and administrative support for certain qualified individuals and families.

         DIAGNOSTIC SERVICES--any medical procedures or supplies recommended by a physician or other licensed practitioner of the healing arts, within the scope of his or her practice under State law, to enable him or her to identify the existence, nature, or extent of illness, injury, or other health deviation in an enrollee.

         DIRECTOR--the Director of the Division of Medical Assistance and Health Services or a duly authorized representative.

         DISABILITY--a physical or mental impairment that substantially limits one or more of the major life activities for more than three months a year.

         DISABILITY IN ADULTS--for adults applying under New Jersey Care Special Medicaid Programs and Title II (Social Security Disability Insurance Program) and for adults applying under Title XVI (the Supplemental Security Income [SSI] program), disability is defined as the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment(s) which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

         DISABILITY IN CHILDREN--a child under age 18 is considered disabled if he or she has a medically determinable physical or mental impairment(s) which results in marked and severe functional limitations that limit the child's ability to function independently, appropriately, and effectively in an age-appropriate manner, and can be expected to result in death or which can be expected to last for 12 months or longer.

         DISENROLLMENT--the removal of an enrollee from participation in the contractor's plan, but not from the Medicaid program.

         DIVISION OF DEVELOPMENTAL DISABILITIES (DDD)--a Division within the New Jersey Department of Human Services that provides evaluation, functional and guardianship services to eligible persons. Services include residential services, family support, contracted day programs, work opportunities, social supervision, guardianship, and referral services.

         DIVISION OF DISABILITY SERVICES (DDS)--a Division within the Department of Human Services that promotes the maximum independence and participation of people with disabilities in community life. The DDS administers seven Medicaid waiver programs, the work incentives Medicaid buy-in program, the New Jersey personal assistance services program (PASP) and the New Jersey cash and counseling demonstration program.

         DIVISION OR DMAHS--the New Jersey Division of Medical Assistance and Health Services within the Department of Human Services which administers the contract on behalf of the Department.

         DHHS OR HHS--United States Department of Health and Human Services of the executive branch of the federal government, which administers the Medicaid program through the Centers for Medicare and Medicaid Services
         (CMS).

         DHSS--the New Jersey Department of Health and Senior Services in the executive branch of New Jersey State government, one of the regulatory agencies of the managed care industry. Its role and functions are delineated throughout the contract.

         DRUG UTILIZATION REVIEW (DUR) -- the process whereby the medical necessity is determined for a drug that exceeds a DUR standard prospectively (prior to a drug being dispensed) or retrospectively (after a drug has been dispensed). Prospective DUR shall utilize established prior authorization procedures as described in Article 4. Retrospective DUR shall utilize telephonic or written interventions with prescribers to determine medical necessity for prescribed medications.

         DURABLE MEDICAL EQUIPMENT (DME)--equipment, including assistive technology, which: a) can withstand repeated use; b) is used to service a health or functional purpose; c) is ordered by a qualified practitioner to address an illness, injury or disability; and d) is appropriate for use in the home or work place/school.

         DYFS--the Division of Youth and Family Services, within the New Jersey Department of Human Services, whose responsibility is to ensure the safety of children and to provide social services to children and their families. DYFS enrolls into Medicaid financially eligible children under its supervision who reside in DYFS-supported substitute living arrangements such as foster care and certain subsidized adoption placements.

         DYFS RESIDENTIAL FACILITIES--include Residential Facilities, Teaching Family Homes, Juvenile Family In-Crisis Shelters, Children's Shelters, Transitional Living Homes, Treatment Homes Programs, Alternative Home Care Program, and Group Homes.

         EARLY AND PERIODIC SCREENING, DIAGNOSIS AND TREATMENT (EPSDT)-a Title XIX mandated program that covers screening and diagnostic services to determine physical and mental defects in enrollees under the age of 21, and health care, treatment, and other measures to correct or ameliorate any defects and chronic conditions discovered, pursuant to Federal Regulations found in Title XIX of the Social Security Act.

         Early and Periodic Screening, Diagnosis and Treatment/Private Duty Nursing (EPSDT/PDN) Services --the private duty nursing services provided to all eligible EPSDT beneficiaries under 21 years of age who live in the community and whose medical condition and treatment plan justify the need. Private duty nursing services are provided in the community only, and not in hospital inpatient or nursing facility settings. See Appendix B 4.1 for eligibility requirements.

         EFFECTIVE DATE OF CONTRACT--shall be October 1, 2000.

         EFFECTIVE DATE OF DISENROLLMENT--the last day of the month in which the enrollee may receive services under the contractor's plan.

         EFFECTIVE DATE OF ENROLLMENT--the date on which an enrollee can begin to receive services under the contractor's plan pursuant to Article Five of this contract.

         ELDERLY PERSON--a person who is 65 years of age or older.

         EMERGENCY MEDICAL CONDITION--A medical condition manifesting itself by acute symptoms of sufficient severity, (including severe pain) such that a prudent layperson, who possesses an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; serious impairment to bodily functions; or serious dysfunction of any bodily organ or part.

         EMERGENCY SERVICES--covered inpatient and outpatient services furnished by any qualified provider that are necessary to evaluate or stabilize an emergency medical condition.

         ENCOUNTER--the basic unit of service used in accumulating utilization data and/or a face-to-face contact between a patient and a health care provider resulting in a service to the patient.

         ENCOUNTER DATA--the record of the number and types of services rendered to patients during a specific time period and defined in Article 3.9 of this contract.

         ENROLLEE--an individual who is eligible for Medicaid/NJ FamilyCare, residing within the defined enrollment area, who elects or has had elected on his or her behalf by an authorized person, in writing, to participate in the contractor's plan and who meets specific Medicaid/NJ FamilyCare eligibility requirements for plan enrollment agreed to by the Department and the contractor. Enrollees include individuals in the AFDC/TANF, AFDC/TANF-Related Pregnant Women and Children, SSI-Aged, Blind and Disabled, DYFS, NJ FamilyCare, and Division of Developmental Disabilities/Community Care Waiver (DDD/CCW) populations. See also "Authorized Person."

         ENROLLEE WITH SPECIAL NEEDS--for adults, special needs includes complex/chronic medical conditions requiring specialized health care services, including persons with physical, mental/substance abuse, and/or developmental disabilities, including such persons who are homeless. Children with special health care needs are those who have or are at increased risk for a chronic physical, developmental, behavioral, or emotional conditions and who also require health and related services of a type or amount beyond that required by children generally.

         ENROLLMENT--the process by which an individual eligible for Medicaid voluntarily or mandatorily applies to utilize the contractor's plan in lieu of standard Medicaid benefits, and such application is approved by DMAHS.

         ENROLLMENT AREA--the geographic area bound by county lines from which Medicaid/NJ FamilyCare eligible residents may enroll with the contractor unless otherwise specified in the contract.

         ENROLLMENT LOCK-IN PERIOD--the period between the first day of the fourth (4th) month and the end of twelve (12) months after the effective date of enrollment in the contractor's plan, during which the enrollee must have good cause to disenroll or transfer from the contractor's plan. This is not to be construed as a guarantee of eligibility during the lock-in period. Lock-in provisions will not apply to clients of DDD or SSI, New Jersey Care Special Medicaid Program - Aged, Blind, Disabled, and DYFS enrollees.

         ENROLLMENT PERIOD--the twelve (12) month period commencing on the effective date of enrollment.

         EPSDT--see "EARLY AND PERIODIC SCREENING, DIAGNOSIS AND TREATMENT"

         EQUITABLE ACCESS--the concept that enrollees are given equal opportunity and consideration for needed services without exclusionary practices of providers or system design because of gender, age, race, ethnicity, sexual orientation, health status, or disability.

         EXCLUDED SERVICES--those services covered under the fee-for-service Medicaid program that are not included in the contractor benefits package.

         EXISTING PROVIDER--recipient relationship--one in which the provider was the main source of medicaid services for the recipient during the previous year.

         EXTERNAL REVIEW ORGANIZATION (ERO)--an outside independent accredited review organization under contract with the Department for the purposes of conducting annual contractor operation assessments and quality of care reviews for contractors.

         FAIR HEARING--the appeal process available to all Medicaid Eligibles pursuant to N.J.S.A. 30:4D-7 and administered pursuant to N.J.A.C. 10:49-10.1 et seq.

         FEDERAL FINANCIAL PARTICIPATION--the funding contribution that the federal government makes to the New Jersey Medicaid and NJ FamilyCare programs.

         FEDERALLY QUALIFIED HEALTH CENTER (FQHC)--an entity that provides outpatient health programs pursuant to 42 U.S.C. Section 201 et seq.

         FEDERALLY QUALIFIED HMO--an HMO that CMS has determined is a qualified HMO under section 1310(d) of the Public Health Services Act.

         [Reserved]

         FEE-FOR-SERVICE OR FFS--a method for reimbursement based on payment for specific services rendered to an enrollee.

         FRAUD--an intentional deception or misrepresentation made by a person with the knowledge that the deception could result in some unauthorized benefit to him/herself or some other person. It includes any act that constitutes fraud under applicable federal or State law. (See 42 C.F.R.
         Section 455.2)

         FULL TIME EQUIVALENT--the number of personnel with the same job title and responsibilities who, in the aggregate, perform work equivalent to a singular individual working a 40-hour work week.

         GOOD CAUSE--reasons for disenrollment or transfer that include failure of the contractor to provide services including physical access to the enrollee in accordance with contract terms, enrollee has filed a grievance and has not received a response within the specified time period or enrollee has filed a grievance and has not received satisfaction. See Article 5.10.2 for more detail.

         GOVERNING BODY--a managed care organization's Board of Directors or, where the Board's participation with quality improvement issues is not direct, a designated committee of the senior management of the managed care organization.

         GRIEVANCE--means an expression of dissatisfaction about any matter or a complaint that is submitted in writing, or that is orally communicated and could not be resolved within three (3) business days of receipt.

         GRIEVANCE SYSTEM--means the overall system that includes grievances and appeals at the contractor level and access to the State fair hearing process.

         GROUP MODEL--a type of HMO operation similar to a group practice except that the group model must meet the following criteria: (a) the group is a separate legal entity, (i.e. administrative entity) apart from the HMO; (b) the group is usually a corporation or partnership; (c) members of the group must pool their income; (d) members of the group must share medical equipment, as well as technical and administrative staff;
         (e) members of the group must devote at least 50 percent of their time to the group; and (f) members of the group must have "substantial responsibility" for delivery of health services to HMO members, within four years of qualification. After that period, the group may request additional time or a waiver in accordance with federal regulations at 42 C.F.R. Section 110.104(2), Subpart A.

         HCFA--the Health Care Financing Administration, the former name of CMS (Centers for Medicare and Medicaid Services), within the U.S. Department of Health and Human Services.

         HEALTH BENEFITS COORDINATOR (HBC)--the external organization under contract with the Department whose primary responsibility is to assist Medicaid eligible individuals in contractor selection and enrollment.

         HEALTH CARE PROFESSIONAL--a physician or other health care professional if coverage for the professional's services is provided under the contractor's contract for the services. It includes podiatrists, optometrists, chiropractors, psychologists, dentists, physician assistants, physical or occupational therapists and [Reserved] therapist assistants, speech-language pathologists, audiologists, registered or licensed practical nurses (including nurse practitioners, clinical nurse specialists, certified registered [Reserved] nurse anesthetists, and certified nurse midwives), licensed certified social workers, registered respiratory therapists, and certified respiratory therapy technicians.

         HEALTH CARE SERVICES--are all preventive and therapeutic medical, dental, surgical, ancillary (medical and non-medical) and supplemental benefits provided to enrollees to diagnose, treat, and maintain the optimal well-being of enrollees provided by physicians, other health care professionals, institutional, and ancillary service providers.

         HEALTH INSURANCE--private insurance available through an individual or group plan that covers health services. It is also referred to as Third Party Liability.

         HEALTH MAINTENANCE ORGANIZATION (HMO)--any entity which contracts with providers and furnishes at least basic comprehensive health care services on a prepaid basis to enrollees in a designated geographic area pursuant to N.J.S.A. 26:2J-1 et seq., and with regard to this contract is either:

                  A.       A Federally Qualified HMO; or

                  B. Meets the State Plan's definition of an HMO which includes, at a minimum, the following requirements:

                           1. It is organized primarily for the purpose of providing health care services;

                           2. It makes the services it provides to its Medicaid enrollees as accessible to them (in terms of timeliness, amount, duration, and scope) as the services are to non-enrolled Medicaid eligible individuals within the area served by the HMO;

                           3. It makes provision, satisfactory to the Division and Departments of Banking and Insurance and Health and Senior Services, against the risk of insolvency, and assures that Medicaid enrollees will not be liable for any of the HMO's debts if it does become insolvent; and

                           4. It has a Certificate of Authority granted by the State of New Jersey to operate in all or selected counties in New Jersey.

         HEDIS--Health Plan Employer Data and Information Set.

         HIPAA--Health Insurance Portability And Accountability Act.

         INCURRED-BUT-NOT-REPORTED (IBNR) -- estimate of unpaid claims liability, includes received but unpaid claims.

         INDICATORS--the objective and measurable means, based on current knowledge and clinical experience, used to monitor and evaluate each important aspect of care and service identified.

         INDIVIDUAL HEALTH CARE PLAN (IHCP)--a multi-disciplinary plan of care for enrollees with special needs who qualify for a higher level of care management based on a Complex Needs Assessment. IHCPs specify short- and long-term goals, identify needed medical services and relevant social/support services, specialized transportation and communication, appropriate outcomes, and barriers to effective outcomes, and timelines. The IHCP is implemented and monitored by the care manager.

         INQUIRY--means a request for information by an enrollee, or a verbal request by an enrollee for action by the contractor that is so clearly contrary to the Medicaid Managed Care Program or the contractor's operating procedures that it may be construed as a factual misunderstanding, provided that the issue can be immediately explained and resolved by the contractor. Inquiries need not be treated or reported as complaints or grievances.

         INSOLVENT--unable to meet or discharge financial liabilities pursuant to N.J.S.A. 17B:32-33.

         INSTITUTIONALIZED--residing in a nursing facility, psychiatric hospital, or intermediate care facility/mental retardation (ICF/MR); this does not include admission in an acute care or rehabilitation hospital setting.

         IPN OR INDEPENDENT PRACTITIONER NETWORK--one type of HMO operation where member services are normally provided in the individual offices of the contracting physicians.

         LIMITED-ENGLISH-PROFICIENT POPULATIONS--individuals with a primary language other than English who must communicate in that language if the individual is to have an equal opportunity to participate effectively in and benefit from any aid, service or benefit provided by the health provider.

         MAINTENANCE SERVICES--include physical services provided to allow people to maintain their current level of functioning. Does not include habilitative and rehabilitative services.

         MANAGED CARE--a comprehensive approach to the provision of health care which combines clinical preventive, restorative, and emergency services and administrative procedures within an integrated, coordinated system to provide timely access to primary care and other medically necessary health care services in a cost effective manner.

         MANAGED CARE ENTITY--a managed care organization described in Section 1903(m)(1)(A) of the Social Security Act, including Health Maintenance Organizations (HMOs), organizations with Section 1876 or Medicare+Choice contracts, provider sponsored organizations, or any other public or private organization meeting the requirements of
         Section 1902(w) of the Social Security Act, which has a risk comprehensive contract and meets the other requirements of that Section.

         MANAGED CARE ORGANIZATION (MCO)--an entity that has, or is seeking to qualify for, a comprehensive risk contract, and that is -

         1. A Federally qualified HMO that meets the advance directives requirements of 42 CFR 489 subpart I; or

         2. Any public or private entity that meets the advance directives requirements and is determined to also meet the following conditions:

              (i) Makes the services it provides to its Medicaid enrollees as accessible (in terms of timeliness, amount, duration, and scope) as those services are to other Medicaid recipients within the area served by the entity; and

              (ii) Meets the solvency standards of 42 CFR 438.116.

         MANDATORY--the requirement that certain DMAHS beneficiaries, delineated in Article 5, must select, or be assigned to a contractor in order to receive Medicaid services.

         MANDATORY ENROLLMENT--the process whereby an individual eligible for Medicaid/NJ FamilyCare is required to enroll in a contractor's plan, unless otherwise exempted or excluded, to receive the services described in the standard benefits package as approved by the Department of Human Services through necessary federal waivers.

         MARKETING--any activity by or means of communication from the contractor, its employees, affiliated providers, subcontractors, or agents, or on behalf of the contractor by any person, firm or corporation by which information about the contractor's plan is made known to Medicaid or NJ FamilyCare Eligible Persons that can reasonably be interpreted as intended to influence the individual to enroll in the contractor's plan or either to not enroll in, or to disenroll from, another contractor's plan [Reserved].

         MARKETING MATERIALS -- materials that are produced in any medium, by or on behalf of the contractor and can reasonably be interpreted as intended to market to potential enrollees.

         MATERNITY OUTCOME -- still births or live births that occur after the first trimester (after the twelfth week of gestation), excluding elective abortions.

         MAXIMUM PATIENT CAPACITY--the estimated maximum number of active patients that could be assigned to a specific provider within mandated access-related requirements.

         MCMIS--managed care management information system, an automated information system designed and maintained to integrate information across the enterprise. The State recommends that the system include, but not necessarily be limited to, the following functions:

                  -        Enrollee Services

                  -        Provider Services

                  -        Claims and Encounter Processing

                  -        Prior Authorization, Referral and Utilization
                           Management

                  -        Financial Processing

                  -        Quality Assurance

                  -        Management and Administrative Reporting

                  -        Encounter Data Reporting to the State

         MEDICAID--the joint federal/State program of medical assistance established by Title XIX of the Social Security Act, 42 U.S.C. Section 1396 et seq., which in New Jersey is administered by DMAHS in DHS pursuant to N.J.S.A. 30:4D-1 et seq.

         MEDICAID ELIGIBLE--an individual eligible to receive services under the New Jersey Medicaid program.

         MEDICAID EXPANSION--means the expansion of the New Jersey Care...Special Medicaid Programs, that incorporates NJ FamilyCare Plan A, that will extend coverage to uninsured children below the age of 19 years with family incomes up to and including 133 percent of the federal poverty level. (See NJ FamilyCare Plan A)

         MEDICAID RECIPIENT OR MEDICAID BENEFICIARY--an individual eligible for Medicaid who has applied for and been granted Medicaid benefits by DMAHS, generally through a CWA or Social Security District Office.

         MEDICAL COMMUNICATION--any communication made by a health care provider with a patient of the health care provider (or, where applicable, an authorized person) with respect to:

                  A. The patient's health status, medical care, or treatment options;

                  B. Any utilization review requirements that may affect treatment options for the patient; or

                  C. Any financial incentives that may affect the treatment of the patient.

         The term "medical communication" does not include a communication by a health care provider with a patient of the health care provider (or, where applicable, an authorized person) if the communication involves a knowing or willful misrepresentation by such provider.

         MEDICAL DIRECTOR--the licensed physician, in the State of New Jersey, i.e. Medical Doctor (MD) or Doctor of Osteopathy (DO), designated by the contractor to exercise general supervision over the provision of health service benefits by the contractor.

         MEDICAL GROUP--A partnership, association, corporation, or other group which is chiefly composed of health professionals licensed to practice medicine or osteopathy, and other licensed health professionals who are necessary for the provision of health services for whom the group is responsible.

         MEDICALLY DETERMINABLE IMPAIRMENT--an impairment that results from anatomical, physiological, or psychological abnormalities which can be shown by medically acceptable clinical and laboratory diagnostic techniques. A physical or mental impairment must be established by medical evidences consisting of signs, symptoms, and laboratory findings -- not only the individual's statement of symptoms.

         MEDICAL RECORDS--the complete, comprehensive records, accessible at the site of the enrollee's participating primary care physician or provider, that document all medical services received by the enrollee, including inpatient, ambulatory, ancillary, and emergency care, prepared in accordance with all applicable DHS rules and regulations, and signed by the medical professional rendering the services.

'
         MEDICAL SCREENING--an examination 1) provided on hospital property, and provided for that patient for whom it is requested or required, and 2) performed within the capabilities of the hospital's emergency room (ER) (including ancillary services routinely available to its ER), and 3) the purpose of which is to determine if the patient has an emergency medical condition, and 4) performed by a physician (M.D. or D.O.) and/or by a nurse practitioner, or physician assistant as permitted by State statutes and regulations and hospital bylaws.

         MEDICALLY NECESSARY SERVICES--services or supplies necessary to prevent, diagnose, correct, prevent the worsening of, alleviate, ameliorate, or cure a physical or mental illness or condition; to maintain health; to prevent the onset of, an illness, condition, or disability; to prevent or treat a condition that endangers life or causes suffering or pain or results in illness or infirmity; to prevent the deterioration of a condition; to promote the development or maintenance of maximal functioning capacity in performing daily activities, taking into account both the functional capacity of the individual and those functional capacities that are appropriate for individuals of the same age; to prevent or treat a condition that threatens to cause or aggravate a handicap or cause physical deformity or malfunction, and there is no other equally effective, more conservative or substantially less costly course of treatment available or suitable for the enrollee. The services provided, as well as the type of provider and setting, must be reflective of the level of services that can be safely provided, must be consistent with the diagnosis of the condition and appropriate to the specific medical needs of the enrollee and not solely for the convenience of the enrollee or provider of service and in accordance with standards of good medical practice and generally recognized by the medical scientific community as effective. Course of treatment may include mere observation or, where appropriate, no treatment at all. Experimental services or services generally regarded by the medical profession as unacceptable treatment are not medically necessary for purposes of this contract.

         Medically necessary services provided must be based on peer-reviewed publications, expert pediatric, psychiatric, and medical opinion, and medical/pediatric community acceptance.

         In the case of pediatric enrollees, this definition shall apply with the additional criteria that the services, including those found to be needed by a child as a result of a comprehensive screening visit or an inter-periodic encounter whether or not they are ordinarily covered services for all other Medicaid enrollees, are appropriate for the age and health status of the individual and that the service will aid the overall physical and mental growth and development of the individual and the service will assist in achieving or maintaining functional capacity.

         MEDICALLY NEEDY (MN) PERSON OR FAMILY--a person or family receiving services under the Medically Needy Program.

         MEDICARE--the program authorized by Title XVIII of the Social Security Act to provide payment for health services to federally defined populations.

         MEDICARE+CHOICE ORGANIZATION--an entity that contracts with CMS to offer a Medicare+Choice plan pursuant to 42 U.S.C. Section 1395w-27.

         MEMBER--an enrolled participant in the contractor's plan; also means enrollee.

         MINORITY POPULATIONS--Asian/Pacific Islanders, African-American/Black, Hispanic/ Latino, and American Indians/Alaska Natives.

         MIS--management information system.

         MULTILINGUAL--at a minimum, English and Spanish and any other language which is spoken by 200 enrollees or five percent of the enrolled Medicaid population of the contractor's plan, whichever is greater.

         NCQA--the National Committee for Quality Assurance.

         NEWBORN--an infant born to a mother enrolled in a contractor's plan at the time of birth.

         NEW JERSEY STATE PLAN OR STATE PLAN--the DHS/DMAHS document, filed with and approved by CMS, that describes the New Jersey Medicaid program.

         N.J.A.C.--New Jersey Administrative Code.

         NJ FAMILYCARE PLAN A--means the State-operated program which provides comprehensive managed care coverage to:

         - Uninsured children below the age of 19 with family incomes up to and including 133 percent of the federal poverty level;

         - Children under the age of one year and pregnant women eligible under the New Jersey Care...Special Medicaid Programs;

         -    Pregnant women up to 200 percent of the federal poverty level;

         -    AFDC eligibles [Reserved] who are in work-related extensions.

         In addition to covered managed care services, eligibles under this program may access certain other services which are paid fee-for-service by the State and not covered under this contract.

         NJ FAMILYCARE PLAN B--means the State-operated program which provides comprehensive managed care coverage, including all benefits provided through the New Jersey Care...Special Medicaid Programs, to uninsured children below the age of 19 with family incomes above 133 percent and up to and including 150 percent of the federal poverty level. In addition to covered managed care services, eligibles under this program may access certain other services which are paid fee-for-service and not covered under this contract.

         NJ FAMILYCARE PLAN C--means the State-operated program which provides comprehensive managed care coverage, including all benefits provided through the New

         Jersey Care...Special Medicaid Programs, to uninsured children below the age of 19 with family incomes above 150 percent and up to and including 200 percent of the federal poverty level. Eligibles are required to participate in cost-sharing in the form of monthly premiums and a personal contribution to care for most services. Exception - Both Eskimos and Native American Indians under the age of 19 years old, identified by Race Code 3, shall not participate in cost sharing, and shall not be required to pay a personal contribution to care. In addition to covered managed care services, eligibles under this program may access certain other services which are paid fee-for-service and not covered under this contract.

         NJ FAMILYCARE PLAN D--means the State-operated program which provides managed care coverage to uninsured:

         - Parents/caretakers -with children below the age of 19 who do not qualify for AFDC Medicaid with family incomes up to and including [Reserved] 133 percent of the federal poverty level; and [Reserved]

         - Children below the age of 19 with family incomes between 201 percent and up to and including 350 percent of the federal poverty level.

         Eligibles with incomes above 150 percent of the federal poverty level are required to participate in cost sharing in the form of monthly premiums and copayments for most services with the exception of both Eskimos and Native American Indians under the age of 19 years. These groups are identified by Program Status Codes (PSCs) or Race Code on the eligibility system as indicated below. For clarity, the Program Status Codes or Race Code, in the case of Eskimos and Native American Indians under the age of 19 years, related to Plan D non-cost sharing groups are also listed.

     PSC                 PSC                Race Code
Cost Sharing       No Cost Sharing       No Cost Sharing
------------       ---------------       ---------------
[Reserved]           [Reserved]                 3
   493                  380
   494               [Reserved]
   495
[Reserved]

         In addition to covered managed care services, eligibles under these programs may access certain services which are paid fee-for-service and not covered under this contract.

[Reserved]

[Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

         NJ FAMILYCARE PLAN I -- means the State-operated program that provides certain benefits on a fee-for-service basis through the DMAHS for Plan D parents/caretakers with a program status code of 380.

         N.J.S.A.--New Jersey Statutes Annotated.

         NON-COVERED CONTRACTOR SERVICES--services that are not covered in the contractor's benefits package included under the terms of this contract.

         NON-COVERED MEDICAID SERVICES--all services that are not covered by the New Jersey Medicaid State Plan.

         NON-PARTICIPATING PROVIDER--a provider of service that does not have a contract with the contractor.

         OIT--the New Jersey Office of Information Technology.

         OTHER HEALTH COVERAGE--private non-Medicaid individual or group health/dental insurance. It may be referred to as Third Party Liability
         (TPL) or includes Medicare.

         OUT OF AREA SERVICES--all services covered under the contractor's benefits package included under the terms of the Medicaid contract which are provided to enrollees outside the defined basic service area.

         OUTCOMES--the results of the health care process, involving either the enrollee or provider of care, and may be measured at any specified point in time. Outcomes can be medical, dental, behavioral, economic, or societal in nature.

         OUTPATIENT CARE--treatment provided to an enrollee who is not admitted to an inpatient hospital or health care facility.

         P FACTOR (P7)--the grade of service for the telephone system. The digit following the P (e.g., 7) indicates the number of calls per hundred that are or can be blocked from the system. In this sample, P7 means seven (7) calls in a hundred may be blocked, so the system is designed to meet this criterion. Typically, the grade of service is designed to meet the peak busy hour, the busiest hour of the busiest day of the year.

         PARTICIPATING PROVIDER--a provider that has entered into a provider contract with the contractor to provide services.

         PARTIES-the DMAHS, on behalf of the DHS, and the contractor.

         PATIENT--an individual who is receiving needed professional services that are directed by a licensed practitioner of the healing arts toward the maintenance, improvement, or protection of health, or lessening of illness, disability, or pain.

         PAYMENTS--any amounts the contractor pays physicians or physician groups or subcontractors for services they furnished directly, plus amounts paid for administration and amounts paid (in whole or in part) based on use and costs of referral services (such as withhold amounts, bonuses based on referral levels, and any other compensation to the physician or physician groups or subcontractor to influence the use of referral services). Bonuses and other compensation that are not based on referral levels (such as bonuses based solely on quality of care furnished, patient satisfaction, and participation on committees) are not considered payments for purposes of the requirements pertaining to physician incentive plans.

         PEER REVIEW--a mechanism in quality assurance and utilization review where care delivered by a physician, dentist, or nurse is reviewed by a panel of practitioners of the same specialty to determine levels of appropriateness, effectiveness, quality, and efficiency.

         PERSONAL CONTRIBUTION TO CARE (PCC)--means the portion of the cost-sharing requirement for NJ FamilyCare Plan C enrollees in which a fixed monetary amount is paid for certain services/items received from contractor providers.

         PERSONAL INJURY (PI)--a program designed to recover the cost of medical services from an action involving the tort liability of a third party.

         PHYSICIAN GROUP--a partnership, association, corporation, individual practice association, or other group that distributes income from the practice among members. An individual practice association is a physician group only if it is composed of individual physicians and has no subcontracts with physician groups.

         PHYSICIAN INCENTIVE PLAN--any compensation arrangement between a contractor and a physician or physician group that may directly or indirectly have the effect of reducing or limiting services furnished to Medicaid beneficiaries enrolled in the organization.

         PMPD -- Per Member Per Delivery

         PMPM -- Per Member Per Month

         [Reserved]

         POSTSTABILIZATION CARE SERVICES--covered services, related to an emergency medical condition that are provided after an enrollee is stabilized in order to maintain the stabilized condition, or to improve or resolve the enrollee's condition.

         POTENTIAL ENROLLEE--a Medicaid recipient or individual eligible for, or applying for, NJ FamilyCare coverage who is subject to mandatory enrollment or may voluntarily elect to enroll in an MCO, but is not yet an enrollee of a specific MCO.

         PREPAID HEALTH PLAN--an entity that provides medical services to enrollees under a contract with the DHS and on the basis of prepaid capitation fees, but does not necessarily qualify as an MCE.

         PREVALENT LANGUAGE--a language other than English, spoken by a significant number or percentage of potential enrollees and enrollees in the State.

         PREVENTIVE SERVICES--services provided by a physician or other licensed practitioner of the healing arts within the scope of his or her practice under State law to:

                  A. Prevent disease, disability, and other health conditions or their progression;

                  B. Treat potential secondary conditions before they happen or at an early remediable stage;

                  C.       Prolong life; and

                  D.       Promote physical and mental health and efficiency

         PRIMARY CARE DENTIST (PCD)--a licensed dentist who is the health care provider responsible for supervising, coordinating, and providing initial and primary dental care to patients; for initiating referrals for specialty care; and for maintaining the continuity of patient care.

         PRIMARY CARE--all health care services and laboratory services customarily furnished by or through a general practitioner, family physician, internal medicine physician, obstetrician/gynecologist, or pediatrician, to the extent the furnishing of those services is legally authorized in the State in which the practitioner furnishes them.

         PRIMARY CARE PROVIDER (PCP)--a licensed medical doctor (MD) or doctor of osteopathy (DO) or certain other licensed medical practitioner who, within the scope of practice and in accordance with State certification/licensure requirements, standards, and practices, is responsible for providing all required primary care services to enrollees, including periodic examinations, preventive health care and counseling, immunizations, diagnosis and treatment of illness or injury, coordination of overall medical care, record maintenance, and initiation of referrals to specialty providers described in this contract and the Benefits Package, and for maintaining continuity of patient care. A PCP shall include general/family practitioners, pediatricians, internists, and may include specialist physicians, physician assistants, CNMs or CNPs/CNSs, provided that the practitioner is able and willing to carry out all PCP responsibilities in accordance with these contract provisions and licensure requirements.

         PRIOR AUTHORIZATION (ALSO KNOWN AS "PRE-AUTHORIZATION" OR "APPROVAL")-- authorization granted in advance of the rendering of a service after appropriate medical/dental review.

         PRIVATE DUTY NURSING (PDN)--individual and continuous nursing care, as different from part-time or intermittent care, provided by licensed nurses in the community to eligible EPSDT beneficiaries.

         PROVIDER--means any physician, hospital, facility, or other health care professional who is licensed or otherwise authorized to provide health care services in the state or jurisdiction in which they are furnished.

         PROVIDER CAPITATION--a set dollar payment per patient per unit of time (usually per month) that the contractor pays a provider to cover a specified set of services and administrative costs without regard to the actual number of services.

         PROVIDER CONTRACT--any written contract between the contractor and a provider that requires the provider to perform specific parts of the contractor's obligations for the provision of health care services under this contract.

         QAPI--Quality Assessment and Performance Improvement.

         QARI--Quality Assurance Reform Initiative.

         QIP--Quality Improvement Project.

         QISMC--Quality Improvement System for Managed Care.

         QUALIFIED INDIVIDUAL WITH A DISABILITY--an individual with a disability who, with or without reasonable modifications to rules, policies, or practices, the removal of architectural, communication, or transportation barriers, or the provision of auxiliary aids and services, meets the essential eligibility requirements for the receipt of services or the participation in programs or activities provided by a public entity (42 U.S.C. Section 12131).

         REASSIGNMENT--the process by which an enrollee's entitlement to receive services from a particular Primary Care Practitioner/Dentist is terminated and switched to another PCP/PCD.

         REFERRAL SERVICES--those health care services provided by a health professional other than the primary care practitioner and which are ordered and approved by the primary care practitioner or the contractor.

                  Exception A: An enrollee shall not be required to obtain a referral or be otherwise restricted in the choice of the family planning provider from whom the enrollee may receive family planning services.

                  Exception B: An enrollee may access services at a Federally Qualified Health Center (FQHC) in a specific enrollment area without the need for a referral when neither the contractor nor any other contractor has a contract with the Federally Qualified Health Center in that enrollment area and the cost of such services will be paid by the Medicaid fee-for-service program.

         REINSURANCE--an agreement whereby the reinsurer, for a consideration, agrees to indemnify the contractor, or other provider, against all or part of the loss which the latter may sustain under the enrollee contracts which it has issued.

         RISK [Reserved] CONTRACT--a contract under which the contractor assumes risk for the cost of the services covered under the contract, and [Reserved] may incur a loss [Reserved] if the cost of providing services [Reserved] exceeds the payments made by the Department to the contractor for services covered under the contract.

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

         RISK POOL - an account(s) funded with revenue from which medical claims of risk pool members are paid. If the claims paid exceed the revenues funded to the account, the participating providers shall fund part or all of the shortfall. If the funding exceeds paid claims, part or all of the excess is distributed to the participating providers.

         RISK THRESHOLD--the maximum liability, if the liability is based on referral services, to which a physician or physician group may be exposed under a physician incentive plan without being at substantial financial risk.

         ROUTINE CARE--treatment of a condition which would have no adverse effects if not treated within 24 hours or could be treated in a less acute setting (e.g., physician's office) or by the patient.

         SAFETY-NET PROVIDERS OR ESSENTIAL COMMUNITY PROVIDERS--public-funded or government-sponsored clinics and health centers which provide specialty/specialized services which serve any individual in need of health care whether or not covered by health insurance and may include medical/dental education institutions, hospital-based programs, clinics, and health centers.

         SAP--Statutory Accounting Principles.

         SCOPE OF SERVICES--those specific health care services for which a provider has been credentialed, by the plan, to provide to enrollees.

         SCREENING SERVICES--any encounter with a health professional practicing within the scope of his or her profession as well as the use of standardized tests given under medical direction in the examination of a designated population to detect the existence of one or more particular diseases or health deviations or to identify for more definitive studies individuals suspected of having certain diseases.

         SECRETARY--the Secretary of the United States Department of Health and Human Services.

         SEMI--Special Education Medicaid Initiative, a federal Medicaid program that allows for reimbursement to local education agencies for certain special education related services (e.g., physical therapy, occupational therapy, and speech therapy).

         SERVICE AREA--the geographic area or region comprised of those counties as designated in the contract.

         SERVICE AUTHORIZATION REQUEST--a managed care enrollee's request for the provision of a service.

         SERVICE LOCATION/SERVICE SITE--any location at which an enrollee obtains any health care service provided by the contractor under the terms of the contract.

         SHORT TERM--a period of 30 calendar days or less.

         SIGNING DATE--the date on which the parties sign this contract. In no event shall the signing date be later than 5 P.M. Eastern Standard Time on March 17, 2000.

         SPECIAL MEDICAID PROGRAMS--programs for: (a) AFDC/TANF-related family members who do not qualify for cash assistance, and (b) SSI-related aged, blind and disabled individuals whose incomes or resources exceed the SSI Standard.

                  For AFDC/TANF, they are:

                  Medicaid Special: covers children ages 19 to 21 using AFDC standards; New Jersey Care: covers pregnant women and children up to age 1 with incomes at or below 185 percent of the federal poverty level (FPL); children up to age 6 at 133 percent of FPL; and children up to age 13 (the age range increases annually, pursuant to federal law until children up to age 18 are covered) at 100 percent of FPL.

                  For SSI-related, they are:

                  Community Medicaid Only-provides full Medicaid benefits for aged, blind and disabled individuals who meet the SSI age and disability criteria, but do not receive cash assistance, including former SSI recipients who receive Medicaid continuation;

                  New Jersey Care-provides full Medicaid benefits for all SSI-related Aged, Blind, and Disabled individuals with income below 100 percent of the federal poverty level and resources at or below 200 percent of the SSI resource standard.

         SSI--the Supplemental Security Income program, which provides cash assistance and full Medicaid benefits for individuals who meet the definition of aged, blind, or disabled, and who meet the SSI financial NEEDS criteria.

         STAFF MODEL--a type of HMO operation in which HMO employees are responsible for both administrative and medical functions of the plan. Health professionals, including physicians, are reimbursed on a salary or fee-for-service basis. These employees are subject to all policies and procedures of the HMO. In addition, the HMO may contract with external entities to supplement its own staff resources (e.g., referral services of specialists).

         STANDARD SERVICE PACKAGE-see "COVERED SERVICES" and "BENEFITS PACKAGE"

         STATE--the State of New Jersey.

         STATE PLAN-see "NEW JERSEY STATE PLAN"

         STOP-LOSS--the dollar amount threshold above which the contractor insures the financial coverage for the cost of care for an enrollee through the use of an insurance underwritten policy.

         SUBCONTRACT--any written contract between the contractor and a third party to perform a specified part of the contractor's obligations under this contract.

         SUBCONTRACTOR--any third party who has a written contract with the contractor to perform a specified part of the contractor's obligations under this contract.

         SUBCONTRACTOR PAYMENTS--any amounts the contractor pays a provider or subcontractor for services they furnish directly, plus amounts paid for administration and amounts paid (in whole or in part) based on use and costs of referral services (such as withhold amounts, bonuses based on referral levels, and any other compensation to the physician or physician group to influence the use of referral services). Bonuses and other compensation that are not based on referral levels (such as bonuses based solely on quality of care furnished, patient satisfaction, and participation on committees) are not considered payments for purposes of physician incentive plans.

         SUBSTANTIAL CONTRACTUAL RELATIONSHIP--any contractual relationship that provides for one or more of the following services: 1) the administration, management, or provision of medical services; and 2) the establishment of policies, or the provision of operational support, for the administration, management, or provision of medical services.

         TANF--Temporary Assistance for Needy Families, which replaced the federal AFDC program.

         TARGET POPULATION--the population of individuals eligible for Medicaid/NJ FamilyCare residing within the stated enrollment area and belonging to one of the categories of eligibility found in Article Five from which the contractor may enroll, not to exceed any limit specified in the contract.

         TDD--Telecommunication Device for the Deaf.

         TT-Tech Telephone.

         TERMINAL ILLNESS--a condition in which it is recognized that there will be no recovery, the patient is nearing the "terminus" of life and restorative treatment is no longer effective.

         THIRD PARRY--any person, institution, corporation, insurance company, public, private or governmental entity who is or may be liable in contract, tort, or otherwise by law or equity to pay all or part of the medical cost of injury, disease or disability of an applicant for or recipient of medical assistance payable under the New Jersey Medical Assistance and Health Services Act N.J.S.A. 30:4D-1 et seq.

         THIRD PARTY LIABILITY--the liability of any individual or entity, including public or private insurance plans or programs, with a legal or contractual responsibility to provide or pay for medical/dental services. Third Party is defined in N.J.S.A. 30:4D-3m.

         TRADITIONAL PROVIDERS--those providers who have historically delivered medically necessary health care services to Medicaid enrollees and have maintained a substantial Medicaid portion in their practices.

         TRANSFER--an enrollee's change from enrollment in one contractor's plan to enrollment of said enrollee in a different contractor's plan.

         UNCONTESTED CLAIM--A claim that can be processed without obtaining additional information from the provider of the service or third party.

         URGENT CARE--treatment of a condition that is potentially harmful to a patient's health and for which his/her physician determined it is medically necessary for the patient to receive medical treatment within 24 hours to prevent deterioration.

         UTILIZATION--the rate patterns of service usage or types of service occurring within a specified time.

         UTILIZATION REVIEW--procedures used to monitor or evaluate the clinical necessity, appropriateness, efficacy, or efficiency of health care services, procedures or settings, and includes ambulatory review, prospective review, concurrent review, second opinions, care management, discharge planning, or retrospective review.

         VOLUNTARY ENROLLMENT--the process by which a Medicaid eligible individual voluntarily enrolls in a contractor's plan.

         WIC--A special supplemental food program for Women, Infants, and Children.

         WITHHOLD--a percentage of payments or set dollar amounts that a contractor deducts from a practitioner's service fee, capitation, or salary payment, and that may or may not be returned to the physician, depending on specific predetermined factors.

ARTICLE TWO: CONDITIONS PRECEDENT

         A. This contract shall be with qualified, established HMOs operating in New Jersey through a Certificate of Authority for the Medicaid/[Reserved]-NJ FAMILYCARE line of business approved by the New Jersey Department of Banking and Insurance and Department of Health and Senior Services. The contractor shall receive all necessary authorizations and approvals of governmental or regulatory authorities to operate in the service/enrollment areas as of the effective date of operations.

         B. The contractor shall ensure continuity of care and full access to primary, specialty, and ancillary care as required under this contract and access to full administrative programs and support services offered by the contractor for all its lines of business and/or otherwise required under this contract.

         C. The contractor shall, by the effective date, have received all necessary authorizations and approvals of governmental or regulatory authorities including an approved Certificate of Authority (COA) to operate in all counties in a geographic region as defined in Article 5.1 or shall have an approved (by DMAHS) county phase-in plan defined in Section H. This Article does not and is not intended to require the contractor to obtain COAs in all three geographic regions.

         D. Documentation. Subsequent to the signing date by the contractor but prior to contract execution by the Department, the Department shall review and approve the materials listed in a precontracting checklist issued by the DMAHS.
                  [Reserved]

         E. Readiness Review. The Department will, prior to the signing date, conduct a readiness review of the areas set forth in Section B.2.3 of the Appendices to generally assess the contractor's readiness to begin operations and issue a letter to the contractor that conveys its findings and any changes required before contracting with the Department.

         F. This contract, as well as any attachments or appendices hereto shall only be effective, notwithstanding any provisions in such contract to the contrary, upon the receipt of federal approval and approval as to form by the Office of the Attorney General for the State of New Jersey.

         G. The contractor shall remain in compliance with the following conditions which shall satisfy the Departments of Banking and Insurance, Health and Senior Services, and Human Services prior to this contract becoming effective:

                  1. The contractor shall maintain an approved certificate of authority to operate as a health maintenance organization in New Jersey from the Department of Banking and Insurance and the Department of Health and Senior Services for the Medicaid/NJ FamilyCare population.

                  2. The contractor shall comply with and remain in compliance with minimum net worth and fiscal solvency and reporting requirements of the Department of Banking and Insurance, the Department of Human Services, the federal government, and this contract.

                  3. The contractor shall provide written certification of new written contracts for all providers other than FQHCs and shall provide copies of fully executed contracts for new contracts with FQHCs on a quarterly basis.

                  4. If insolvency protection arrangements change, the contractor shall notify the DMAHS sixty (60) days before such change takes effect and provide written copy of DOBI approval.

         H. County Expansion Phase-In Plan. If the contractor does not have an approved COA for each of the counties in a designated region, the contractor shall submit to DMAHS a county expansion phase-in plan for review and approval by DMAHS prior to the execution of this contract. The plan shall include detailed information of:

                  - The region and names of the counties targeted for expansion;

                  - Anticipated dates of the submission of the COA modification to DOBI and DHSS (with copies to DMAHS);

                  -    Anticipated date of approval of the COA;

                  -    Anticipated date for full operations in the region;

                  - Anticipated date for initial beneficiary enrollment in each county

                  The phase-in plan shall indicate that full expansion into a region shall be completed by June 30, [Reserved] 2004. The contractor shall maintain full coverage for each county in each region in which the contractor operates for the duration of this contract.

         I. No court order, administrative decision, or action by any other instrumentality of the United States Government or the State of New Jersey or any other state is outstanding which prevents implementation of this contract.

         J.       Net Worth

                  1. The contractor shall maintain a minimum net worth in accordance with N.J.A.C. Title 8:38-11 et seq.

                  2. The Department shall have the right to conduct targeted financial audits of the contractor's Medicaid/NJ FamilyCare line of business. The contractor shall provide the Department with financial data, as requested by the Department, within a timeframe specified by the Department.

         K. The contractor shall comply with the following financial operations requirements:

                  1.       A contractor shall establish and maintain:

                           a.   An office in New Jersey, and

                           b. Premium and claims accounts in a bank with a principal office in New Jersey.

                  2. The contractor shall have a fiscally sound operation as demonstrated by:

                           a. Maintenance of a minimum net worth in accordance with DOBI requirements (total line of business) and the requirements outlined in G and J above and Article 8.2.

                           b. Maintenance of a net operating surplus for Medicaid/NJ FamilyCare line of business. If the contractor fails to earn a net operating surplus during the most recent calendar year or does not maintain minimum net worth requirements on a quarterly basis, it shall submit a plan of action to DMAHS within the time frame specified by the Department. The plan is subject to the approval of DMAHS. It shall demonstrate how and when minimum net worth will be replenished and present marketing and financial projections. These shall be supported by suitable back-up material. The discussion shall include possible alternate funding sources, including invoking of corporate parental guarantee. The plan will include:

                                    i.       A detailed marketing plan with
                                             enrollment projections for the next
                                             two years.

                                    ii.      A projected balance sheet for the
                                             next two years,

                                    iii.     A projected statement of revenues
                                             and expenses on an accrual basis
                                             for the next two years.

                                    iv.      A statement of cash flow projected
                                             for the next two years.

                                    v.       A description of how to maintain
                                             capital requirements and replenish
                                             net worth.

                                    vi.      Sources and timing of capital shall
                                             be specifically identified.

                  3. The contractor may be required to obtain prior to this contract and maintain "Stop-Loss" insurance, pursuant to provisions in Article 8.3.2.

                  4. The contractor shall obtain prior to this contract and maintain for the duration of this contract, any extension thereof or for any period of liability exposure, protection against insolvency pursuant to provisions in G above and Article 8.2.

         L. CERTIFICATIONS--The contractor shall comply with required certifications, program integrity and prohibited affiliation requirements of 42 CFR 438 subpart H as a condition for receiving payment under this contract. Data that must be certified include, but are not limited to, enrollment data, encounter data, and other information specified in this contract.

ARTICLE THREE: MANAGED CARE MANAGEMENT INFORMATION SYSTEM

The contractor's MCMIS shall provide certain minimum functional capabilities as described in this contract. The contractor shall have sophisticated information systems capabilities that support the specific requirements of this contract, as well as respond to future program requirements. The DHS shall provide the contractor with what the DHS, in its sole discretion, believes is sufficient lead time to make system changes.

The various components of the contractor's MCMIS shall be sufficiently integrated to effectively and efficiently support the requirements of this contract. The contractor's MCMIS shall also be a collection point and repository for all data required under this contract and shall provide comprehensive information retrieval capabilities. Contractors with multiple systems and/or subcontracted health care services shall integrate the data, at a minimum, to provide for combined reporting and, as required, to support the required processing functions.

3.1      GENERAL OPERATIONAL REQUIREMENTS FOR THE MCMIS

         The following requirements apply to the contractor's MCMIS. Any reference to "systems" in this Article shall mean contractor's MCMIS unless otherwise specified. If the contractor subcontracts any MCMIS functions, then these requirements apply to the subcontractor's systems. For example, if the contractor contracts with a dental network to provide services and pay claims/collect encounters, then these requirements shall apply to the dental network's systems. However, if the contractor contracts with a dental network only to provide dental services, then these requirements do not apply.

3.1.1    ONLINE ACCESS

         The system(s) shall provide online access for contractor use to all major files and data elements within the MIS including enrollee demographic and enrollment information, provider demographic and enrollment data, processed claims and encounters, prior approvals, referrals, reference files, and payment and financial transactions.

3.1.2    PROCESSING REQUIREMENTS

         A. Timely Processing. The contractor shall provide for timely updates and edits for all transactions on a schedule that allows the contractor to meet the State's performance requirements. In general, the State expects the following schedule:

                  1.       Enrollee and provider file updates to be daily

                  2. Reference file updates to be at least weekly or as needed

                  3.       Prior authorizations and referral updates to be daily

                  4. Claims and encounters to be processed (entered and edited) daily

                  5.       Claim payments to be at a minimum biweekly

                  6.       Capitation payments to be monthly

                                                                           III-1

                  Specific update schedule requirements are identified in the remaining subarticles of this Article.

         B. Error Tracking and Audit Trails. The update and edit processes for each transaction shall provide for the monitoring of errors incurred by type of error and frequency. The system shall maintain information indicating the errors failed, the person making the corrections, when the correction was made, and if the error was overridden on all critical transactions (e.g., terminating enrollment or denying a claim). The major update processes shall maintain sufficient audit trails to allow reconstruction of the processing events.

         C. Comprehensive Edits and Audits. The contractor's system shall provide for a comprehensive set of automated edits and audits that will ensure the data are valid, the benefits are covered and appropriate, the payments are accurate and timely, other insurance is maximized, and all of the requirements of this contract are met.

         D. System Controls and Balancing. The contractor's system shall provide adequate control totals for balancing and ensuring that all inputs are accounted for. The contractor shall have operational procedures for balancing and validating all outputs and processes. Quality checkpoints should be as automated as possible.

         E. Multimedia Input Capability. The system shall support a variety of input media formats including hardcopy, diskette, tape, clearing house, direct entry, electronic transmission or other means, as defined by all federal and State laws and regulations. The contractor may use any clearing house(s) and/or alternatively provide for electronic submissions directly from the provider to the contractor. These requirements apply to claims/encounter and prior authorization
                  (PA), referral, and UM subsystems. Provider/vendor data must be routed through the contractor when submitting data/information to the State.

         F. Backup/Restore and Archiving. The contractor shall provide for periodic backup of all key processing and transaction files such that there will be a minimum of interruption in the event of a disaster. Unless otherwise agreed by the State, key processes must be restored as follows:

                  1.       Enrollment verification - twenty-four (24) hours

                  2.       Enrollment update process - twenty-four (24) hours

                  3.       Prior authorization/referral processing - twenty-four
                           (24) hours

                  4.       Claims/encounter processing - seventy-two (72) hours

                  5.       Encounter submissions to State - one (1) week

                  6.       Other functions - two (2) weeks

                  The contractor shall demonstrate its restore capabilities at least once a year. The contractor shall also provide for permanent archiving of all major files for a

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

                  period of no less than seven (7) years. The contractor's backup/recover plan must be approved by State.

3.1.3    REPORTING AND DOCUMENTATION REQUIREMENTS

         A. Regular Reporting. The contractor's system shall provide sufficient reports to meet the requirements of this contract as well as to support the efficient and effective operation of its business functions. The required reports, including time frames and format requirements, are in Section A of the Appendices.

         B. Ad Hoc Reporting. The contractor shall have the capability to support ad hoc reporting requests, in addition to those listed in this contract, both from its own organization and from the State in a reasonable time frame. The time frame for submission of the report will be determined by DMAHS with input from the contractor based on the nature of the report. DMAHS shall at its option request six (6) to eight (8) reports per year, hardcopy or electronic reports and/or file extracts. This does not preclude or prevent DMAHS from requiring, or the contractor from providing, additional reports that are required by State or federal governmental entities or any court of competent jurisdiction.

         C. System Documentation. The contractor shall update documentation on its system(s) within 30 days of implementation of the changes. The contractor's documentation must include a system introduction, program overviews, operating environment, external interfaces, and data element dictionary. For each of the functional components, the documentation should include where applicable program narratives, processing flow diagrams, forms, screens, reports, files, detailed logic such as claims pricing algorithms and system edits. The documentation should also include job descriptions and operations instructions. The contractor shall have available current documentation on-site for State audit as requested.

3.1.4    OTHER REQUIREMENTS

       [Reserved] Future Changes. The system shall be easily modifiable to accommodate future system changes/enhancements to claims processing or other related systems at the same time as changes take place in the State's MMIS. In addition, the system shall be able to accommodate all future requirements based upon federal and State statutes, policies and regulations. Unless otherwise agreed by the State, the contractor shall be responsible for the costs of these changes.

       [Reserved]

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

3.2      ENROLLEE SERVICES

         The MCMIS shall support all of the enrollee services as specified in
         Article 5 of this contract. The system shall:

         A. Capture and maintain contractor enrollment data electronically.

         B. Provide information so that the contractor can send plan materials and information to enrollees.

         C. Capture electronically the Primary Care Provider (PCP) selections by enrollees as well as enrollee health profiles from the Health Benefits Coordinator and/or the State.

         D. Provide contractor enrollment and Medicaid information to providers.

         E. Maintain an enrollee complaint and grievance tracking system for Medicaid and NJ FamilyCare enrollees.

         F.       Produce the required enrollee data reports.

         The enrollee module(s) shall interface with all other required modules and permit the access, search, and retrieval of enrollee data by key fields, including date-sensitive information.

3.2.1    CONTRACTOR ENROLLMENT DATA

         A. Enrollee Data. The contractor shall maintain a complete history of enrollee information, including contractor enrollment, primary care provider selection or assignment, third party liability coverage, and Medicare coverage. In addition, the contractor shall capture demographic information relating to the enrollee (age, sex, county, etc.), information related to family linkages, information relating to benefit and service limitations, and information related to health care for enrollees with special needs.

         B. Updates. The contractor shall accept and process a weekly enrollment and eligibility file (the managed care register files; See Section B.3.2 of the Appendices) within 48 hours of receipt from the Department. The system shall provide reports that identify all errors encountered, count all transactions processed, and provide for a complete audit trail of the update processes. The MCMIS shall accommodate the following specific Medicaid/NJ FamilyCare requirements.

                  1. The contractor shall be able to access and identify all enrollees by their Medicaid/NJ FamilyCare Identification Number. This number shall be readily cross-referenced to the contractor's enrollee number and the

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

                           enrollee's social security number. For DYFS cases, it is important that the contractor's system be able to distinguish the DYFS enrolled children from other cases and that mailings to the DYFS enrolled children not be consolidated based on the first 10 digits of the Medicaid ID number because the family members may not be residing together.

                  2. The system shall be able to link family members for on-line inquiry access and for consolidated mailings based on the first ten-digits of the Medicaid ID number.

                  3. The system shall be able to identify newborns from the date of birth, submit the proper eligibility form to the State, and link the newborn record to the NJ FamilyCare/Medicaid eligibility and enrollment data when these data are received back from the State.

                  4. The system shall capture and maintain all of the data elements provided by the Department on the weekly update files.

                  5. The system shall allow for day-specific enrollment into the contractor's plan.

3.2.2    ENROLLEE PROCESSING REQUIREMENTS

         The contractor's system shall support the enrollee processing requirements of this contract. The system shall be modified/enhanced as required to meet the contract requirements in an efficient manner and ensure that each requirement is consistently and accurately administered by the contractor. Materials shall be sent to the enrollee or authorized representative, as applicable.

         A. Enrollee Notification. The contractor shall issue contractor plan materials and information to all new enrollees prior to the effective date of enrollment or within seven (7) calendar days following the receipt of weekly enrollment file specified above, or, in case of retroactive enrollment, issue the materials by the 1st of the subsequent month or within seven
                  (7) calendar days following receipt of the weekly enrollment file. The specifications for the contractor plan materials and information are listed in Article 5.8.

         B. ID Cards. The contractor shall issue an Identification Card to all new enrollees within ten (10) calendar days following receipt of the weekly enrollment file specified above but no later than seven (7) calendar days after the effective date of enrollment.

                  The specifications for Identification Cards are in Article
                  5.8.5. The system shall produce ID cards that include the information required in that Article. The contractor shall also be able to produce replacement cards on request.

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

         C. PCP Selection. The contractor shall provide the enrollee with the opportunity to select a PCP. If no selection is made by the enrollee, the contractor shall assign the PCP for the enrollee according to the timeframes specified in Article 5.9.

                  If the enrollee selects a PCP, the contractor shall process the selection. The contractor is responsible for monitoring the PCP capacity and limitations prior to assignment of an enrollee to a PCP. The contractor shall notify the enrollee accordingly if a selected PCP is not available.

                  The contractor shall notify the PCP of newly assigned enrollees or any other enrollee roster changes that affect the PCP monthly by the second working day of the month.

         D. Other Enrollee Processing. The contractor's enrollee processing shall also support the following:

                  1. Notification [Reserved] to the State of any enrollee demographic changes including date of death, change of address, newborns, and commercial enrollment.

                  2. Generation of correspondence to enrollees based on variable criteria, including PCP and demographic information.

3.2.3    CONTRACTOR ENROLLMENT VERIFICATION

         A. Electronic Verification System. The contractor shall provide a system that supports the electronic verification of contractor enrollment to network providers via the telephone 24 hours a day and 365 days a year or on a schedule approved by the State. This capability should require the enrollee's contractor Identification Number, the Medicaid/NJ FamilyCare Identification Number, or the Social Security Number. The system should provide information on the enrollee's current PCP as well as the enrollment information.

         B. Telephone Enrollment Inquiry. The contractor shall provide telephone operator personnel (both member services and provider services) to verify contractor enrollment during normal business hours. The contractor's telephone operator personnel should have the capability to electronically verify contractor enrollment based on a variety of fields, including contractor Identification Number, Medicaid/NJ FamilyCare Identification Number, Social Security Number, Enrollee Name, Date of Birth. [Reserved]

                  The contractor shall ensure that a recorded message is available to providers when enrollment capability is unavailable for any reason.

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

3.2.4    ENROLLEE COMPLAINT AND GRIEVANCE TRACKING SYSTEM

         The contractor shall develop an electronic system to capture and track the content and resolution of enrollee complaints or grievances.

         A. Data Requirements. The system shall capture, at a minimum, the enrollee, the reason for the complaint or grievance, the date the complaint or grievance was reported, the operator who talked to the enrollee, the explanation of the resolution, the date the complaint or grievance was resolved, the person who resolved the complaint or grievance, referrals to other departments, and comments including general information and/or observations. See Article 5.15.

         B. Processing and Reporting. The contractor shall identify trends in complaint and grievance reasons and responsiveness to the complaints or grievances. The system shall provide detail reports to be used in tracking individual complaints and grievances. The system shall also produce summary reports that include statistics indicating the number of complaints and grievances, the types, the dispositions, and the average time for dispositioning, broken out by category of eligibility. See
                  Article 5.15.

3.2.5    ENROLLEE REPORTING

         The contractor shall produce all of the reports according to the timeframes and specifications outlined in Section A of the Appendices.

         The contractor shall provide the State with a monthly file of enrollees (See Section A.3.1 of the Appendices). The State's fiscal agent will reconcile this file with the State's Recipient File. The contractor shall provide for reconciling any differences and taking the appropriate corrective action.

3.3      PROVIDER SERVICES

         The contractor's system shall collect, process, and maintain current and historical data on program providers. This information shall be accessible to all parts of the MCMIS for editing and reporting.

3.3.1    PROVIDER INFORMATION AND PROCESSING REQUIREMENTS

         A. Provider Data. The contractor shall maintain individual and group provider network information with basic demographics, EIN or tax identification number, professional credentials, license and/or certification numbers and dates, sites, risk arrangements (i.e., individual and group risk pools), services provided, payment methodology and/or reimbursement schedules, group/individual provider relationships, facility linkages, number of grievances and/or complaints.

                  For PCPs, the contractor shall maintain identification as traditional or safety net

                                                                           III-7
                  provider, specialties, enrollees with beginning and ending effective dates, capacity, emergency arrangements or contact, other limitations or restrictions, languages spoken, address, office hours, disability access. See Articles 4.8 and 5.

                  The contractor shall maintain provider history files and provide for easy data retrieval. The system should maintain audit trails of key updates.

                  Providers should be identified with a unique number. The contractor shall be able to cross-reference its provider number with the provider's EIN or tax number, the provider's license number, UPIN, Medicaid provider number, and Medicare provider number where applicable. The contractor shall comply with HIPAA requirements for provider identification.

         B. Updates. The contractor shall apply updates to the provider file daily.

         C. Complaint Tracking System. The system shall provide for the capabilities to track and report provider complaints as specified in Article 6.5. The contractor shall provide detail reports identifying open complaints and summary statistics by provider on the types of complaints, resolution, and average time for resolution.

3.3.2    PROVIDER CREDENTIALING

         A. Credentialing. The contractor shall credential and re-credential each network provider as specified in Article
                  4.6.1. The system should provide a tracking and reporting system to support this process.

         B. Review. The contractor shall be able to flag providers for review based on problems identified during credentialing, information received from the State, information received from CMS, complaints, and in-house utilization review results. Flagging providers should cause all claims to deny as appropriate.

3.3.3    PROVIDER/ENROLLEE LINKAGE

         A. Enrollee Rosters. The contractor shall generate electronic and/or hard copy enrollee rosters to its PCPs each month by the second business day of the month. The rosters shall indicate all enrollees that are assigned to the PCP and should provide the provider with basic demographic and enrollment information related to the enrollee.

         B. Provider Capacity. The contractor's system shall support the provider network requirements described in Article 4.8.

3.3.4    PROVIDER MONITORING

         The contractor's system shall support monitoring and tracking of provider/enrollee complaints, grievances and appeals from receipt to disposition. The system shall be able

                                                                           III-8
         to produce provider reports for quality of medical and dental care analysis, flag and identify providers with restrictive conditions (e.g., fraud monitoring), and identify the confidentiality level of information (i.e., to manage who has access to the information).

3.3.5    REPORTING REQUIREMENTS

         The contractor shall produce all of the reports identified in Section A of the Appendices. In addition, the system shall provide ongoing and periodic reports to monitor provider activity, support provider contracting, and provide administrative and management information as required for the contractor to effectively operate.

3.4      CLAIMS/ENCOUNTER PROCESSING

         The system shall capture and adjudicate all claims and encounters submitted by providers. The major functions of this module(s) include enrollee enrollment verification, provider enrollment verification, claims and encounter edits, benefit determination, pricing, medical review and claims adjudication, and claims payment. Once claims and encounters are processed, the system shall maintain the claims/encounter history file that supports the State's encounter reporting requirements as well as all of the utilization management and quality assurance functions and other reporting requirements of the contractor.

3.4.1    GENERAL REQUIREMENTS

         The contractor shall have an automated claims and encounter processing system that will support the requirements of this contract and ensure the accurate and timely processing of claims and encounters. The contractor shall offer its providers an electronic payment option.

         A. Input Processing. The contractor shall support both hardcopy and electronic submission of claims and encounters for all claim types (hospital, medical, dental, pharmacy, etc.). The contractor should also support hardcopy and electronic submission of referral and authorization documents, claim inquiry forms, and adjustment claims and encounters. Providers shall be afforded a choice between an electronic or a hardcopy submission. Electronic submissions include diskette, tape, clearinghouse, electronic transmission, and direct entry. The contractor must process all standard electronic formats recognized by the State. The contractor may use any clearinghouse(s) and/or alternatively provide for electronic submission directly from providers to the contractor.

                  The system shall maintain the receipt date for each document (claim, encounter, referral, authorization, and adjustment) and track the processing time from date of receipt to final disposition.

         B. Edits and Audits. The system shall perform sufficient edits to ensure the accurate payment of claims and ensure the accuracy and completeness of encounters that

                                                                           III-9
                  are submitted. Edits should include, but not be limited to, verification of member enrollment, verification of provider eligibility, field edits, claim/encounter crosscheck and consistency edits, validation of code values, duplicate checks, authorization checks, checks for service limitations, checks for service inconsistencies, medical review, and utilization management. Pharmacy claim edits shall include prospective drug utilization review (ProDUR) checks.

                  The contractor shall comply with New Jersey law and regulations to process records in error. (Note: Uncontested payments to providers and uncontested portions of contested claims should not be withheld pending final adjudication.)

         C. Benefit and Reference Files. The system shall provide file-driven processing for benefit determination, validation of code values, pricing (multiple methods and schedules), and other functions as appropriate. Files should include code descriptions, edit criteria, and effective dates. The system shall support the State's procedure and diagnosis coding schemes and other codes that shall be submitted on the hardcopy and electronic reports and files.

                  The system shall provide for an automated update to the National Drug Code file including all product, packaging, prescription, and pricing information.

                  The system shall provide online access to reference file information. The system should maintain a history of the pricing schedules and other significant reference data.

         D. Claims/Encounter History Files. The contractor shall maintain two (2) years active history of adjudicated claims and encounter data for verifying duplicates, checking service limitations, and supporting historical reporting. For drug claims, the contractor may maintain nine (9) months of active history of adjudicated claims/encounter data if it has the ability to restore such information back to two (2) years and provide for permanent archiving in accordance with Article 3.1.2F. Provisions should be made to maintain permanent history by service date for those services identified as "once-in-a-lifetime" (e.g., hysterectomy). The system should readily provide access to all types of claims and encounters (hospital, medical, dental, pharmacy, etc.) for combined reporting of claims and encounters. Archive requirements are described in Article 3.1.2F.

3.4.2    COORDINATION OF BENEFITS

         The contractor shall exhaust all other sources of payment prior to remitting payment for a Medicaid enrollee.

         A. Other Coverage Information. The contractor shall maintain other coverage information for each enrollee. The contractor shall verify the other coverage information provided by the State pursuant to Article 8.7 and develop a system to include additional other coverage information when it becomes available. The

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

                  contractor shall provide a periodic file of updates to other coverage back to the State as specified in Article 8.7.

         B. Cost Avoidance. As provided in Article 8.7, except in certain cases, the contractor shall attempt to avoid payment in all cases where there is other insurance.

                  The system should have edits to identify potential other coverage situations and flag the claims accordingly. The edits should include looking for accident indicators, other coverage information from the claims, other coverage information on file for the enrollee, and potential accident/injury diagnoses.

         C. Postpayment Recoupments. Where other insurance is discovered after the fact, for the exceptions identified in 8.7, and for encounters, recoveries shall be initiated on a postpayment basis.

         D. Personal Injury Cases. These cases should be referred to the Department for recovery.

         E. Medicare. The contractor's system shall provide for coordinating benefits on enrollees that are also covered by Medicare. See Article 8.7.

         F. Reporting and Tracking. The contractor's system shall identify and track potential collections. The system should produce reports indicating open receivables, closed receivables, amounts collected, and amounts written off.

3.4.3    REPORTING REQUIREMENTS

         A. General. The contractor's operational reports shall be created, maintained and made available for audit by State personnel and will include, but will not be limited to, the following:

                  1.       Claims Processing Statistics

                  2.       Inventory and Claims Aging Statistics

                  3.       Error Reports

                  4.       Contested Claims and Encounters

                  5.       Aged Claims and Encounters

                  6.       Checks and EOB(s)

                  7.       Lag Factors and IBNR

         B. The contractor shall produce reports according to the timeframes and specification outlined in Section A of the Appendices.

3.5      PRIOR AUTHORIZATION, REFERRAL AND UTILIZATION MANAGEMENT

         The prior authorization/referral and utilization management functions shall be an

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

         integrated component of the MCMIS. It shall allow for effective management of delivery of care. It shall provide a sophisticated environment for managing the monitoring of both inpatient and outpatient care on a proactive basis.

3.5.1    FUNCTIONS AND CAPABILITIES

         A. Prior Authorizations. The contractor shall provide an automated system that includes the following:

                  1. Enrollee eligibility, utilization, and case management information.

                  2. Edits to ensure enrollee is eligible, provider is eligible, and service is covered.

                  3. Predefined treatment criteria to aid in adjudicating the requests.

                  4.       Notification to provider of approval or denial.

                  5. Notification to enrollees of any denials or cutbacks of service.

                  6.       Interface with claims processing system for editing.

         B. Referrals. The contractor shall provide an automated system that includes the following:

                  1. Ability for providers to enter referral information directly, fax information to the contractor, or call in on dedicated phone lines.

                  2.       Interface with claims processing system for editing.

         C. Utilization Management. The contractor should provide an automated system that includes the following:

                  1. Provides case tracking, notifies the case worker of outstanding actions.

                  2.       Provide case history of all activity.

                  3. Provide online access to cases by enrollee and provider numbers.

                  4. Includes an automated correspondence generator for letters to clients and network providers.

                  5. Reports for case analysis, concurrent review, and case follow up including hospital admissions, discharges, and census reports.

         D. Fraud and Abuse. The contractor shall have a system that supports the requirements in Article [Reserved] 7.38 to identify potential and/or actual instances of fraud, abuse, underutilization and/or overutilization and shall meet the reporting requirements in Section A of the Appendices.

3.5.2    REPORTING REQUIREMENTS

         The contractor's system shall support the reporting requirements as described in Section A of the Appendices.

3.6      FINANCIAL PROCESSING

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

         The contractor's system shall provide for financial processing to support the requirements of the contract and the contractor's operations.

3.6.1    FUNCTIONS AND CAPABILITIES

         A. General. The system shall provide the necessary data for all accounting functions including claims payment, capitation payment, capitation reconciliation, recoupments, recoveries, accounts receivable, accounts payable, general ledger, and bank reconciliation. The financial module shall provide the contractor's management with information to demonstrate the contractor is meeting, exceeding or falling short of its fiscal and level of risk goals. It shall interface with other relevant modules. The information shall provide management with the necessary tools to monitor financial performance, make prompt payments on financial obligations, monitor accounts receivables, and keep accurate and complete financial records.

                  Reports should:

                  1. Provide information useful in making business and economic decisions.

                  2. Provide information that will allow the Department to monitor the future cash flow of the contractor resulting from this contract.

                  3. Provide information relative to an enterprise's economic resources, the claims on those resources, and the effects of transactions, events and circumstances that change resources and claims to resources.

                  4. Generate data to evaluate the contractor's operations (i.e., indicators of risk, efficiency, capitalization, and profitability).

                  5. Provide support for detailed actuarial analysis of the operations performed under the contract resulting from this contract.

                  6. Provide other information that is useful in evaluating important past events or predicting meaningful future events.

         B. Specific Functions. The contractor's system shall provide for integration of the financial system with the claims and encounter system. At a minimum the system shall:

                  1. Update the specific claim records in the claims history if payments are voided or refunded.

                  2. Update the specific claims records in the claims history if amounts are recovered.

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

                  3. Update capitation history if payments are voided or refunded.

                  4. Provide for liens and withholds of payments to providers.

                  5.       Provide for reissuing lost or stolen checks.

                  6. Provide for automatic recoupment if a claim is adjusted and results in a negative payment.

3.6.2    REPORTING PRODUCTS

         Report descriptions and criteria required by the State for the financial portion of the system are set forth in Section A of the Appendices.

3.7      QUALITY ASSURANCE

         The contractor's system shall produce reports for analysis that focus on the review and assessment of quality of care given, the detection of over- and under-utilization, the development of user-defined criteria and standards of care, and the monitoring of corrective actions.

3.7.1    FUNCTIONS AND CAPABILITIES

         A. General. The system shall provide data to assist in the definition and establishment of contractor performance measurement standards, norms and service criteria.

                  1. The system shall provide reports to monitor and identify deviations of patterns of treatment from established standards or norms and established baselines. These reports shall profile utilization of providers and enrollees and compare them against experience and norms for comparable individuals.

                  2. The system should provide cost utilization reports by provider and service in various arrays.

                  3. It should maintain data for medical and dental assessments and evaluations.

                  4. It should collect, integrate, analyze, and report data necessary to implement the Quality Assessment and Performance Improvement (QAPI) program.

                  5. It should collect data on enrollee and provider characteristics and on services furnished to enrollees, as needed to guide the selection of

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

                           performance improvement project topics and to meet the data collection requirements for such projects.

                  6. It should collect data in standardized formats to the extent feasible and appropriate. The contractor must review and ensure that data received from providers are accurate, timely, and complete.

                  7. Reports should facilitate at a minimum monthly tracking and trending of enrollee care issues to monitor and assess contractor and provider performance and services provided to enrollees.

                  8. Reports should monitor billings for evidence of a pattern of inappropriate billings, services, and assess potential mispayments as a result of such practices.

                  9. Reports should support tracking utilization control function(s) and monitoring activities for out-of-area and emergency services.

         B.       Specific Capabilities. The system should:

                  1. Include a database for utilization, referrals, tracking function for utilization controls, and consultant services.

                  2. Accommodate and apply standard norms/criteria and medical and dental policy standards for quality of care and utilization review.

                  3. Include all types of claims and encounters data along with service authorizations and referrals.

                  4. Include pharmacy utilization data from MH/SA providers.

                  5. Interface, as applicable, with external utilization and quality assurance/measurement software programs.

                  6. Include tracking of coordination requirements with MH/SA providers.

                  7. Include ability to protect patient confidentiality through the use of masked identifiers and other safeguards as necessary.

         C.       Measurement Functions. The system should include:

                  1. Ability to track review committee(s) functions when case requires next review and/or follow-up.

                  2.       Track access, use and coordination of services.

                                                                          III-15

                  3. Provide patient satisfaction data through use of enrollee surveys, grievance, complaint/appeals processes, etc.

                  4. Generate HEDIS reports in the version specified by the State.

3.7.2    REPORTING PRODUCTS

         The system shall support the reporting requirements and other functions described in Article 4 and Section A of the Appendices.

3.8      MANAGEMENT AND ADMINISTRATIVE REPORTING

         The MCMIS shall have a comprehensive reporting capability to support the reporting requirements of this contract and the management needs for all of the contractor operations.

3.8.1    GENERAL REQUIREMENTS

         A. Purpose. The reports should provide information to determine and review fiscal viability, to evaluate the appropriateness of care rendered, and to identify reporting/billing problems and provider practices that are at variance with the norm, and measure overall performance.

         B. General Capabilities. MCMIS reporting capabilities shall include the capabilities to access relatively small amounts of data very quickly as well as to generate comprehensive reports using multiple years of historical claims and encounter data. The contractor shall provide a management and administrative reporting system that allows full access to all of the information utilized in the MCMIS. The contractor shall provide a solution that makes all data contained in any subcontractor's MIS available to authorized users through the use of the various software that provides the capabilities detailed in the following Articles.

         C. Regular Reports. The system shall generate a comprehensive set of management and administrative management reports that facilitate the oversight, evaluation, and management of this program as well as the contractor's other operations.

                  The system should provide the capability for pre-defined, parameter driven report/trend alerts. The system shall have the capability to select important and specific parameters of utilization, and have specified users alerted when these parameters are being exceeded. For example, the State may want to monitor the use of a specific drug as treatment for a specific condition.

         D. The contractor shall acquire the capability to receive and transmit data in a secure manner electronically to and from the State's data centers, which are operated by OIT. The standard data transfer software that OIT utilizes for electronic data exchange is Connect: Direct. Both mainframe and PC versions are available. A

                                                                          III-16
                  dedicated line is preferred, but at a minimum connectivity software can be used for the connection.

3.8.2    QUERY CAPABILITIES

         The contractor's MCMIS should have a sophisticated, query tool with access to all major files for the users.

         A. General. The system should provide a user-friendly, online query language to construct database queries to data available across all of the database(s), down to raw data elements. It should provide options to select query output to be displayed on-line, in a formatted hard-copy report, or downloaded to disk for PC-based analysis.

         B. Unduplicated Counts. The system should provide the capability to execute queries that perform unduplicated counts (e.g., unduplicated count of original beneficiary ID number), duplicated counts (e.g., total number of services provided for a given aid category), or a combination of unduplicated and duplicated counts.

3.8.3    REPORTING CAPABILITIES

         The contractor should provide reporting tools with its MCMIS that facilitate ad hoc, user, and special reporting. The MCMIS should provide flexible report formatting/editing capabilities that meet the contractor's business requirements and support the Department's information needs. For example, it should provide the ability to import, export and manipulate data files from spreadsheet, word processing and database management tools as well as the database(s) and should provide the capability to indicate header information, date and run time, and page numbers on reports. The system should provide multiple pre-defined report types and formats that are easily selected by users.

3.9      ENCOUNTER DATA REPORTING

         A. The contractor shall collect, process, format, and submit electronic encounter data for all services delivered for which the contractor is responsible. The contractor shall capture all required encounter data elements using coding structures recognized by the Department. The contractor shall process the encounter data, integrating any manual or automated systems to validate the adjudicated encounter data. The contractor shall interface with any systems or modules within its organization to obtain the required encounter data elements. The contractor shall submit the encounter data to the Department's fiscal agent electronically, via diskette, tape, or electronic transmission, according to specifications in the Division's Electronic Media Claims (EMC) Manual which will be distributed with regular updates [Reserved]. The encounter data processing system shall have a data quality assurance plan to include timely data capture, accurate and complete encounter records, and internal data quality audit procedures. If DMAHS determines that changes are required, the contractor shall be given advance notice and time to make the change according to the extent and nature of the required change.

                                                                          III-17

         B. The contractor shall ensure that data received from providers is accurate and complete by-

            (i)      Verifying the accuracy and timeliness of reported data;

            (ii) Screening the data for completeness, logic, and consistency; and

            (iii) Collecting service information in standardized formats to the extent feasible and appropriate.

         C. Regardless of whether the contractor is considered a covered entity under HIPAA, the contractor shall use the HIPAA Transaction and Code Sets as the exclusive format for the electronic communication of health care claims and encounter data for data with dates of service on or after October 16, 2003.

3.9.1    REQUIRED ENCOUNTER DATA ELEMENTS

         A. All Types of Claims. The contractor shall capture all required encounter data elements for each of the eight claim types:
                  Inpatient, Outpatient, Professional, Home Health, Transportation, Vision, Dental, and Pharmacy.

         B. Data Elements. The required data elements are provided in Section A.7.11 [Reserved]. Note that New Jersey-specific Medicaid codes are required in some fields. Providers shall be identified using the provider's EIN or tax identification number. Inpatient hospital claims and encounters shall be combined into a single stay when the enrollee's dates of services are consecutive.

         C. Contractor Encounter. The contractor shall submit encounter data for claims and encounters received by the contractor. The contractor shall identify a capitated arrangement versus a "fee-for-service" arrangement for its network providers. For noncapitated arrangements, the contractor shall report the actual payment made to the provider for each encounter. For capitated arrangements, the contractor may report a zero payment for each encounter. However, a monthly "Capitation Summary Record" shall be required for each provider type, beneficiary capitation category, and service month combination. The specifications for the submission of monthly capitation summary records is further detailed in the EMC Manual [Reserved] issued by the Division.

3.9.2    SUBMISSION OF TEST ENCOUNTER DATA

         A. Submitter ID. The contractor shall make application in order to obtain a Submitter Identification Number, according to the instructions listed in the EMC Manual [Reserved] issued by the Division.

                                                                          III-18

         B. Test Requirement. The contractor shall be required to pass a testing phase for each of the eight encounter claim types before production encounter data will be accepted. The contractor shall pass the testing phase for all encounter claim type submissions within twelve (12) calendar weeks from the [Reserved] effective date of the contract. Contractors with prior contracting experience with DHS who have successfully passed test phases and have successfully submitted approved production data may be exempted at DHS's option.

                  The contractor shall submit the test encounter data to the Department's fiscal agent electronically, via diskette, tape, or electronic transmission, according to the specifications of the Electronic Media Claims (EMC) Manual[Reserved] issued by the Division.

                  The contractor shall be responsible for passing a two-phased test for each encounter claim type. The first phase requires that each submitted file follows the prescribed format, that header and trailer records are present and correctly located within the file, and that the key fields are present. The second phase requires that the required data elements are present and properly valued.

                  Following each submission, an error report will be forwarded to the contractor identifying the file and record location of each error encountered for both testing phases. The contractor shall analyze the report, complete the necessary corrections, and re-submit the encounter data test file(s).

                  The contractor shall utilize production encounter data, systems, tables, and programs when processing encounter test files. The contractor shall submit error-free production data once testing has been approved for all of the encounter claims types.

3.9.3    SUBMISSION OF PRODUCTION ENCOUNTER DATA

         A. Adjudicated Claims and Encounters. The contractor shall submit all adjudicated encounter data for all services provided for which the contractor is responsible. Adjudicated encounter data are defined as data from claims and encounters that the contractor has processed as paid or denied. The contractor is not responsible for submitting contested claims or encounters until final adjudication has been determined.

         B. Schedule. Encounter data shall be submitted per the schedule established by the Department. Each submission shall include encounter data that were adjudicated in the prior period and any adjustments for encounter data previously submitted.

         C. Two-Phase Process. Similar to testing, the contractor shall be responsible for passing a two-phased test for all production encounter data submitted. The first phase requires each submitted file follow the prescribed format, that header and trailer records are present and correctly located within the file, and that the key

                                                                          III-19
                  fields are present. The second phase requires that the required data elements are present and properly valued.

         D. Phase One Errors. If all or part of a production encounter file(s) rejects during phase one, an error report will be forwarded to the contractor identifying the file and record location of each error encountered. The contractor shall analyze the report, complete the necessary corrections, and re-submit the "rejected" encounter production data within forty-five (45) calendar days from the date the contractor receives the notice of error(s).

         E. The contractor shall not be permitted to provide services under this contract nor shall the contractor receive capitation payment until it has passed the testing and production submission of encounter data.

3.9.4    REMITTANCE ADVICE

         A. Remittance Advice File Processing Report. The Department's fiscal agent shall produce a Remittance Advice File on a monthly basis that itemizes all processed encounters. The contractor shall be responsible for the acceptance and processing of a Remittance Advice (RA) File according to the specifications listed in the Division's EMC Manual[Reserved]. The Remittance Advice File is produced on magnetic tape and contains all submitted encounter data that passed phase one testing. The disposition (paid or denied) shall be reported for each encounter along with the "phase two" errors for those claims that [Reserved] the Division denied.

         B. Reconciliation. The contractor shall be responsible for matching the encounters on the Remittance Advice File against the contractor's data files(s). The contractor shall correct any encounters that denied improperly and/or any other discrepancies noted on the file. Corrections shall be resubmitted within thirty (30) calendar days from the date the contractor receives the Remittance Advice File.

                  All corrections to "denied" encounter data, as reported on the Remittance Advice File, shall be resubmitted as "full record" adjustments, according to the requirements listed in the Division's EMC Manual [Reserved].

3.9.5    SUBCONTRACTS AND ENCOUNTER DATA REPORTING FUNCTION

         A. Interfaces. All encounter data shall be submitted to the Department directly by the contractor. DMAHS shall not accept any encounter data submissions or correspondence directly from any subcontractors, and DMAHS shall not forward any electronic media, reports or correspondence directly to a subcontractor. The contractor shall be required to receive all electronic files and hardcopy material from the Department, or its appointed fiscal agent, and distribute them within its

                                                                          III-20
                  organization or to its subcontractors appropriately.

         B. Communication. The contractor and its subcontractors shall be represented at all DMAHS meetings scheduled to discuss any issue related to the encounter function requirements.

3.9.6    FUTURE ELECTRONIC ENCOUNTER SUBMISSION REQUIREMENTS

         At the present time, the Centers for Medicare and Medicaid Services
         (CMS) is pursuing a standardization of all electronic health care information, including encounter data. The contractor shall be responsible for completing and paying for any modifications required to submit encounter data electronically, according to the same specifications and timeframes outlined by CMS for the New Jersey MMIS.

                                                                          III-21

ARTICLE FOUR: PROVISION OF HEALTH CARE SERVICES

4.1      COVERED SERVICES

         For enrollees who are eligible through Title V, Title XIX or the NJ FamilyCare program the contractor shall provide or arrange to have provided comprehensive, preventive, and diagnostic and therapeutic, health care services to enrollees that include all services that Medicaid-/NJ FamilyCare beneficiaries are entitled to receive under Medicaid/NJ FamilyCare, subject to any limitations and/or excluded services "as specified in this Article. Provision of these services shall be equal in amount, duration, and scope as established by the Medicaid/NJ FamilyCare program, in accordance with medical necessity and without any predetermined limits, unless specifically stated, and as set forth in 42 C.F.R. Part 440; 42 C.F.R. Part 434; the Medicaid State Plan; the Medicaid Provider Manuals: The New Jersey Administrative Code, Title 10, Department of Human Services Division of Medical Assistance and Health Services; Medicaid/NJ FamilyCare Alerts; Medicaid/NJ FamilyCare Newsletters; and all applicable federal and State statutes, rules, and regulations.

4.1.1    GENERAL PROVISIONS AND CONTRACTOR RESPONSIBILITIES

         A.       With the exception of certain emergency services described in
                  Article 4.2.1 of this contract, all care covered by the contractor pursuant to the benefits package must be provided, arranged, or authorized by the contractor or a participating provider.

         B. The contractor and its providers shall furnish all covered services required to maintain or improve health in a manner that maximizes coordination and integration of services, and in accordance with professionally recognized standards of quality and shall ensure that the care is appropriately documented to encompass all health care services for which payment is made.

         C. For beneficiaries eligible solely through the NJ FamilyCare Plan A the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX. For beneficiaries eligible solely through the NJ FamilyCare Plans B and C the contractor shall provide the same managed care services and products provided to enrollees who are eligible through Title XIX with the exception of limitations on EPSDT coverage as indicated in Articles 4.1.2A.3 and 4.2.6A.2. NJ FamilyCare Plan D and other plans have a different service package specified in Articles
                  4.1.6 and 4.1.7.

         D. Out-of-Area Coverage. The contractor shall provide or arrange for out-of-area coverage of contracted benefits in emergency situations and non-emergency situations when travel back to the service area is not possible, is impractical, or when medically necessary services could only be provided elsewhere. Except for full-time students, the contractor shall not be responsible for out-of-state coverage for care if the enrollee resides out-of-state for more than 30 days. In this instance, the individual will be disenrolled. This does not apply to situations when the

                                                                            IV-l
                  enrollee is out of State for care provided/authorized by the contractor, for example, prolonged hospital care for transplants. For full time students attending school and residing out of the country, the contractor shall not be responsible for health care benefits while the individual is in school.

         E. Existing Plans of Care. The contractor shall honor and pay for plans of care for new enrollees, including prescriptions, durable medical equipment, medical supplies, prosthetic and orthotic appliances, and any other on-going services initiated prior to enrollment with the contractor. Services shall be continued until the enrollee is evaluated by his/her primary care physician and a new plan of care is established with the contractor.

                  The contractor shall use its best efforts to contact the new enrollee or, where applicable, authorized person and/or contractor care manager. However, if after documented, reasonable outreach (i.e., mailers, certified mail, use of MEDM system provided by the State, contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS to confirm addresses and/or to request assistance in locating the enrollee) the enrollee fails to respond within 20 working days of certified mail, the contractor may cease paying for the pre-existing service until the enrollee or, where applicable, authorized person, contacts the contractor for re-evaluation.

         F. Routine Physicals. The contractor shall provide for routine physical examinations required for employment, school, camp or other entities/programs that require such examinations as a condition of employment or participation.

         G.       Non-Participating Providers.

                  1. The contractor shall pay for services furnished by non-participating providers to whom an enrollee was referred, even if erroneously referred, by his/her PCP or network specialist. Under no circumstances shall the enrollee bear the cost of such services when referral errors by the contractor or its providers occur. It is the sole responsibility of the contractor to provide regular updates on complete network information to all its providers as well as appropriate policies and procedures for provider referrals.

                  2. The contractor may pay an out-of-network hospital provider, located outside the State of New Jersey, the New Jersey Medicaid fee-for-service rate for the applicable services rendered.

                  3. Whenever the contractor authorizes services by out-of-network providers, the contractor shall require those out-of-network providers to coordinate with the contractor with respect to payment. Further, the contractor shall ensure that any cost sharing to the enrollee is no greater than it would be if the services were furnished within the network.

         H. The contractor shall have policies and procedures on the use of enrollee self-referred services.

         I. The contractor shall have policies and procedures on how it will provide for genetic testing and counseling.

         J. Second Opinions. The contractor shall have a Second Opinion program that can be utilized at the enrollee's option for diagnosis and treatment of serious medical conditions, such as cancer and for elective surgical procedures. The program shall include at a minimum: hernia repair (simple) for adults (18 years or older), hysterectomy (elective procedures), spinal fusion (except for children under 18 years of age with a diagnosis of scoliosis or spina bifida), and laminectomy (except for children under 18 years of age with a diagnosis of scoliosis). The Second Opinion program shall be incorporated into the contractor's medical procedures and submitted to DMAHS for review and approval.

         K. Unless otherwise required by this contract, the contractor shall make no distinctions with regard to the provision of services to Medicaid and NJ FamilyCare enrollees and the provision of services provided to the contractor's non-Medicaid/NJ FamilyCare enrollees.

         L. DMAHS may intercede on an enrollee's behalf when DMAHS deems it appropriate for the provision of medically necessary services and to assist enrollees with the contractor's operations and procedures which may cause undue hardship for the enrollee. In the event of a difference in interpretation of contractually required service provision between the Department and the contractor, the Department's interpretation shall prevail until a formal decision is reached, if necessary.

         M. A New Jersey Care 2000+ enrollee who seeks self-initiated care from a non-participating provider without referral/ authorization shall be held responsible for the cost of care. The enrollee shall be fully informed of the requirement to seek care when it is available within the network and the consequences of obtaining unauthorized out-of-network care for covered services.

         N. Protection of Enrollee - Provider Communications. Health care professionals may not be prohibited from advising their patients about their health status or medical care or treatment, regardless of whether this care is covered as a benefit under the contract.

         O. Medical or Dental Procedures. For procedures that may be considered either medical or dental such as surgical procedures for fractured jaw or removal of cysts, the contractor shall establish written policies and procedures clearly and definitively delineated for all providers and administrative staff, indicating that either a physician specialist or oral surgeon may perform the procedure and when, where, and how authorization, if needed, shall be promptly obtained.

         P. Out-of-Network Services. If the contractor is unable to provide in-network necessary services, covered under the contract to a particular enrollee, the contractor must adequately and timely cover those services out-of-network for the enrollee, for as long as the contractor is unable to provide them in-network.

4.1.2    BENEFIT PACKAGE

         A. The following categories of services shall be provided by the contractor for all Medicaid and NJ FamilyCare Plans A, B, and C enrollees, except where indicated. See Section B.4.1 of the Appendices for complete definitions of the covered services.

                  1. Primary and Specialty Care by physicians and, within the scope of practice and in accordance with State certification/licensure requirements, standards and practices, by Certified Nurse Midwives, Certified Nurse Practitioners, Clinical Nurse Specialists, and Physician Assistants

                  2.       Preventive Health Care and Counseling and Health
                           Promotion

                  3. Early and Periodic Screening, Diagnosis, and Treatment (EPSDT) Program Services

                           For NJ FamilyCare Plans B and C participants, coverage includes early and periodic screening and diagnosis medical examinations, dental, vision, hearing, and lead screening services. It includes only those treatment services identified through the examination that are available under the contractor's benefit package or specified services under the FFS program.

                  4.       Emergency Medical Care

                  5. Inpatient Hospital Services including acute care hospitals, rehabilitat on hospitals, and special hospitals.

                  6.       Outpatient Hospital Services

                  7. Laboratory Services [Except routine testing related to administration of Clozapine and the other psychotropic drugs listed in Article 4.1.4B for non-DDD clients.]

                  8.       Radiology Services-diagnostic and therapeutic

                  9. Prescription Drugs (legend and non-legend covered by the Medicaid program) - For payment method for Protease Inhibitors, certain other anti- retrovirals, blood clotting factors VIII and IX, and coverage of protease inhibitors and certain other anti-retrovirals under NJ FamilyCare, see Article 8.

                  10.      Family Planning Services and Supplies

                  11.      Audiology

                  12.      Inpatient Rehabilitation Services

                  13.      Podiatrist Services

                  14. Chiropractor Services for children under 21 years of age and pregnant women only

                  15.      Optometrist Services

                  16.      Optical Appliances

                  17.      Hearing Aid Services

                  18.      Home Health Agency Services - Not a
                           contractor-covered benefit for the non-dually eligible ABD population. All other services provided to any enrollee in the home, including but not limited to pharmacy and DME services, are the contractor's fiscal and medical management responsibility.

                  19. Hospice [Reserved] Services - are covered in the community as well as in institutional settings. Room and board services are included only when services are delivered in an institutional (non-private residence) setting.

                  20. Durable Medical Equipment (DME)/Assistive Technology Devices in accordance with existing Medicaid regulations.

                  21.      Medical Supplies

                  22. Prosthetics and Orthotics including certified shoe provider.

                  23. Dental Services for children under 21 years of age and pregnant women only.

                  24. Organ Transplants-includes donor and recipient costs. Exception: The contractor will not be responsible for transplant-related donor and recipient inpatient hospital costs for an individual placed on a transplant list while in the Medicaid FFS program prior to enrollment into the contractor's plan.

                  25. Transportation Services for any contractor-covered service or non-contractor covered service including ambulance, mobile intensive care units (MICUs) and invalid coach (including lift equipped vehicles)

                  26.      Post-acute Care

                  27. Mental Health/Substance Abuse Services for enrollees who are clients of the Division of Developmental Disabilities

         B. Conditions Altering Mental Status. Those diagnoses which are categorized as altering the mental status of an individual but are of organic origin shall be part of the contractor's medical, financial and care management responsibilities for all categories of enrollees. These include the diagnoses in the following ICD-9-CM Series:

                   1.   290.0     Senile dementia, simple type

                   2.   290.1     Presenile dementia

                   3.   290.10    Presenile dementia, uncomplicated

                   4.   290.11    Presenile dementia with delerium

                   5.   290.12    Presenile dementia with delusional features

                   6.   290.13    Presenile dementia with depressive features

                   7.   290.2     Senile dementia with delusional or depressive
                                  features

                   8.   290.20    Senile dementia with delusional features

                   9.   290.21    Senile dementia with depressive features

                  10.   290.3     Senile dementia [Reserved] with [Reserved]
                                  delerium

                  11.   290.4     Arteriosclerotic dementia [Reserved]

                  12.   290.40    Arteriosclerotic dementia, uncomplicated

                  13.   290.41    Arteriosclerotic dementia with delirium

                  14.   290.42    Arteriosclerotic dementia with delusional
                                  features

                  15.   290.43    Arteriosclerotic dementia with depressive
                                  features

                  16.   290.8     Other specific senile psychotic conditions

                  17.   290.9     Unspecified senile psychotic condition

                  18.   291.1     [Reserved] Alcohol amnestic syndrome

                  19.   291.2     Other alcoholic dementia

                  20.   292.82    Drug induced dementia

                  21.   292.83    Drug-induced amnestic syndrome

                  22.   292.9     Unspecified drug induced mental disorders

                  23.   293.0     Acute delirium

                  24.   293.1     Subacute delirium

                  25.   293.8     Other specific transient organic mental
                                  disorders

                  26.      293.81   Organic delusional syndrome

                  27.      293.82   Organic hallucinosis syndrome

                  28.      293.83   Organic affective syndome

                  29.      293.84   Organic anxiety syndrome

                  30.      294.0    Amnestic syndrome

                  31.      294.1    Dementia in conditions classified elsewhere

                  32.      294.8    Other specified organic brain syndromes
                                    (chronic)

                  33.      294.9    Unspecified organic brain syndrome (chronic)

                  34.      305.1    Non-dependent abuse of drugs-tobacco

                  35.      310.0    Frontal lobe syndrome

                  36.      310.2    Postconcussion syndrome

                  37.      310.8    Other specified nonpsychotic mental disorder
                                    following organic brain damage

                  38.      310.9    Unspecified nonpsychotic mental disorder
                                    following organic brain damage

                  In addition, the contractor shall retain responsibility for delivering all covered Medicaid mental health/substance abuse services to enrollees who are clients of the Division of Developmental Disabilities (referred to as "clients of DDD"). Articles Four and Five contain further information regarding clients of DDD.

4.1.3 SERVICES REMAINING IN FEE-FOR-SERVICE PROGRAM AND MAY NECESSITATE CONTRACTOR ASSISTANCE TO THE ENROLLEE TO ACCESS THE SERVICES

         A. The following services provided by the New Jersey Medicaid program under its State plan shall remain in the fee-for-service program but may require medical orders by the contractor's PCPs/providers. These services shall not be included in the contractor's capitation.

                  1. Personal Care Assistant Services (not covered for NJ FamilyCare Plans B and C)

                  2. Medical Day Care (not covered for NJ FamilyCare Plans B and C)

                  3. Outpatient Rehab - Physical therapy, occupational therapy, and speech pathology services (For NJ FamilyCare Plans B & C enrollees, limited to 60 days per therapy per year)

                  4. Abortions and related services including surgical procedure, cervical dilation, insertion of cervical dilator, anesthesia including para cervical block, history and physical examination on day of surgery; lab tests including PT, PTT, OB Panel (includes hemogram, platelet count, hepatitis B surface antigen, rubella antibody, VDRL, blood typing ABO and Rh, CBC and differential), pregnancy test, urinalysis and urine drug screen, glucose and electrolytes; routine venapuncture; ultrasound, pathological examination of aborted fetus; Rhogam and its administration.

                  5. Transportation-lower mode (not covered for NJ FamilyCare Plans B and C)

                  6.       Sex Abuse Examinations

                  7. Services Provided by New Jersey MH/SA and' DYFS Residential Treatment Facilities or Group Homes. For enrollees living in residential facilities or group homes where ongoing care is provided, contractor shall cooperate with the medical, nursing, or administrative staff person designated by the facility to ensure that the enrollees have timely and appropriate access to contractor providers as needed and to coordinate care between those providers and the facility's employed or contracted providers of health services. Medical care required by these residents remains the contractor's responsibility providing the contractor's provider network and facilities are utilized.

                  8. Family Planning Services and Supplies when furnished by a non-participating provider

                  9. Home health agency services for the non-dually eligible ABD population

         B. Dental Services. For those dental services specified below that are initiated by a Medicaid non-New Jersey Care 2000+ provider prior to first time New Jersey Care 2000+ enrollment, an exemption from contractor-covered services based on the initial managed care enrollment date will be provided and the services paid by Medicaid FFS. The exemption shall only apply to those beneficiaries who have initially received these services during the 60 or 120 day period immediately prior to the initial New Jersey Care 2000+ enrollment date.

                  1. Procedure Codes to be paid by Medicaid FFS up to 60 days after first time New Jersey Care 2000+ enrollment:

                          02710         02792           03430
                          02720         02950           05110
                          02721         02952           05120
                          02722         02954           05211
                          02750         03310           05211-52
                          02751         03320           05212
                          02752         03330           05212-52
                          02790         03410-22        05213
                          02791         03411           05214

                  2. Procedure Codes to be paid by Medicaid FFS up to 120 days from date of last preliminary extractions after patient enrolls in New Jersey Care 2000+ (applies to tooth codes 5-12 and 21-28 only):

                           05130
                           05130-22
                           05140
                           05140-22

                  3. Extraction Procedure Codes to be paid by Medicaid FFS up to 120 days from last date of preliminary extractions after first time New Jersey Care 2000+ enrollment in conjunction with the following codes (05130, 05130- 22,05140,05140-22):

                           07110
                           07130
                           07210

4.1.4    MEDICAID COVERED SERVICES NOT PROVIDED BY CONTRACTOR

         A. Mental Health/Substance Abuse. The following mental health/substance abuse services (except for the conditions listed in 4.1.2.B) will be managed by the State or its agent for non-DDD enrollees, including all NJ FamilyCare enrollees. (The contractor will retain responsibility for furnishing mental health/substance abuse services, excluding the cost of the drugs listed below, to Medicaid enrollees who are clients of the Division of Developmental Disabilities).

                  - Substance Abuse Services--diagnosis, treatment, and detoxification

                  -        Costs for Methadone and its administration

                  -        Mental Health Services

         B. Drugs. The following drugs will be paid fee-for-service by the Medicaid program for all DMAHS enrollees:

                  -        Clozapine

                  -        Risperidone

                  -        Olanzapine

                  -        Ziprasidone

                  -        Abilify

                  -        Quetiapine

                  - Methadone -- cost and its administration. Except as provided in Article 4.4, the contractor will remain responsible for the medical care of enrollees requiring substance abuse treatment

                  - Generically-equivalent drug products of the drugs listed in this section.

         C. Up to twelve (12) inpatient hospital days required for social necessity in accordance with Medicaid regulations.

         D. DDD/CCW waiver services: individual supports (which includes personal care and training), habilitation, case management, respite, and Personal Emergency Response Systems (PERS).

4.1.5    INSTITUTIONAL FEE-FOR-SERVICE BENEFITS-NO COORDINATION BY THE
         CONTRACTOR

         The following institutional services shall remain in the fee-for-service program without requiring coordination by the contractor. In addition, Medicaid beneficiaries participating in a waiver (except the Division of Developmental Disabilities Community Care Waiver) or demonstration program or admitted for long term care treatment in one of the following shall be disenrolled from the contractor's plan on the date of admission to institutionalized care.

         A. Nursing Facility care (Exception: if the admission is only for inpatient rehabilitation/postacute care services and is 30 days or less, the enrollee will not be disenrolled. The contractor remains financially responsible for services in this setting for 30 days. Thereafter, if the enrollee continues to receive services in this setting the enrollee will be disenrolled. The contractor will no longer be financially responsible.) Not covered for NJ FamilyCare Plans B and C.

         B. Inpatient psychiatric services (except for RTCs) for individuals under age 21 and 65 and over - Services that are provided:

                  1.       Under the direction of a physician;

                  2. In a facility or program accredited by the Joint Commission on Accreditation of Health Care Organizations; and

                  3.       Meet the federal and State requirements.

         C. Intermediate Care Facility/Mental Retardation Services--Items and services furnished in an intermediate care facility for the mentally retarded.

         D. Waiver (except Division of Developmental Disabilities Community Care Waiver) and demonstration program services.

4.1.6    BENEFIT PACKAGE FOR NJ FAMILYCARE PLAN D

         A. Services Included In The Contractor's Benefits Package for NJ FamilyCare Plan D. The following services shall be provided and case managed by the contractor:

                  1.       Primary Care

                           a.       All physicians services, primary and
                                    specialty

                           b.       In accordance with state
                                    certification/licensure requirements,
                                    standards, and practices, primary care
                                    providers shall also include access to
                                    certified nurse midwifes, certified nurse practitioners, clinical nurse specialists, and physician assistants

                           c. Services rendered at independent clinics that provide ambulatory services

                           d. Federally Qualified Health Center primary care services

                  2.       Emergency room services

                  3. Family Planning Services, including medical history and physical examinations (including pelvic and breast), diagnostic and laboratory tests, drugs and biologicals, medical supplies and devices, counseling, continuing medical supervision, continuity of care and genetic counseling

                           Services provided primarily for the diagnosis and treatment of infertility, including sterilization reversals, and related office (medical and clinic) visits, drugs, laboratory services, radiological and diagnostic services and surgical procedures are not covered by the NJ FamilyCare program. Obtaining family planning services from providers outside the contractor's provider network is not available to NJ FamilyCare Plan D enrollees.

                  4. Home Health Care Services -- Limited to skilled nursing for a home bound beneficiary which is provided or supervised by a registered nurse, and home health aide when the purpose of the treatment is skilled care; and medical social services which are necessary for the treatment of the beneficiary's medical condition

                  5.       Hospice Services

                  6. Inpatient Hospital Services, including general hospitals, special hospitals, and rehabilitation hospitals. The contractor shall not be responsible when the primary admitting diagnosis is mental health or substance abuse related.

                  7. Outpatient Hospital Services, including outpatient surgery

                  8. Laboratory Services -- All laboratory testing sites providing services under this contract must have either a Clinical Laboratory

                           Improvement Act (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number. Those providers with certificates of waiver shall provide only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory services.

                  9.       Radiology Services -- Diagnostic and therapeutic

                  10. Optometrist Services, including one routine eye examination per year

                  11. Optical appliances -- Limited to one pair of glasses (or contact lenses) per 24 month period or as medically necessary

                  12. Organ transplant services which are non-experimental or non-investigational

                  13.      Prescription drugs, excluding over-the-counter drugs
                           Exception: See Article 8 regarding Protease
                           Inhibitors and other antiretrovirals.

                  14. Dental Services -- Limited to preventive dental services for children under the age of 12 years, including oral examinations, oral prophylaxis, and topical application of fluorides

                  15. Podiatrist Services -- Excludes routine hygienic care of the feet, including the treatment of corns and calluses, the trimming of nails, and other hygienic care such as cleaning or soaking feet, in the absence of a pathological condition

                  16. Prosthetic appliances -- Limited to the initial provision of a prosthetic device that temporarily or permanently replaces all or part of an external body part lost or impaired as a result of disease, injury, or congenital defect. Repair and replacement services are covered when due to congenital growth.

                  17. Private duty nursing -- Only when authorized by the contractor

                  18. Transportation Services -- Limited to ambulance for medical emergency only

                  19. Well child care including immunizations, lead screening and treatments

                  20.      Maternity and related newborn care

                  21.      Diabetic supplies and equipment

         B. Services Available To NJ FamilyCare Plan D Under Fee-For-Service. The following services are available to NJ FamilyCare Plan D enrollees under fee-for-service:

                  1.       Abortion services

                  2. Outpatient Rehabilitation Services -- Physical therapy, Occupational therapy, and Speech therapy for non-chronic conditions and acute illnesses and injuries. Limited to treatment for a 60-day (that is, 60 business days) consecutive period per incident of illness or injury beginning with the first day of treatment per contract year. Speech therapy services rendered for treatment of delays in speech development, unless resulting from disease, injury or congenital defects are not covered

                  3. Inpatient hospital services for mental health, including psychiatric hospitals, limited to 35 days per year

                  4. Outpatient benefits for short-term, outpatient evaluative and crisis intervention, or home health mental health services, limited to 20 visits per year

                           a. When authorized by the Division of Medical Assistance and Health Services, one (1) mental health inpatient day may be exchanged for up to four (4) home health visits or four (4) outpatient services, including partial care. This is limited to an exchange of up to a maximum of 10 inpatient days for a maximum of 40 additional outpatient visits.

                           b. When authorized by the Division of Medical Assistance and Health Services, one (1) mental health inpatient day may be exchanged for two (2) days of treatment in partial hospitalization up to the maximum number of covered inpatient days.

                  5. Inpatient and outpatient services for substance abuse are limited to detoxification.

         C. Exclusions. The following services are not covered for NJ FamilyCare Plan D participants either by the contractor or the
                  Department:

                  1.       Non-medically necessary services

                  2.       Intermediate Care Facilities/Mental Retardation

                  3. Private duty nursing unless authorized by the contractor

                  4.       Personal Care Assistant Services

                  5.       Medical Day Care Services

                  6.       Chiropractic Services

                  7. Dental services except preventive dentistry for children under age 12

                  8.       Orthotic devices

                  9.       Targeted Case Management for the chronically ill

                  10.      Residential treatment center psychiatric programs

                  11.      Religious non-medical institutions care and services

                  12.      Durable Medical Equipment

                  13. Early and Periodic Screening, Diagnosis and Treatment (EPSDT) services (except for well child care, including immunizations and lead screening and treatments)

                  14. Transportation Services, including non-emergency ambulance, invalid coach, and lower mode transportation

                  15.      Hearing Aid Services

                  16. Blood and Blood Plasma, except administration of blood, processing of blood, processing fees and fees related to autologous blood donations are covered.

                  17.      Cosmetic Services

                  18.      Custodial Care

                  19.      Special Remedial and Educational Services

                  20.      Experimental and Investigational Services

                  21.      Medical Supplies (except diabetic supplies)

                  22.      Infertility Services

                  23.      Rehabilitative Services for Substance Abuse

                  24. Weight reduction programs or dietary supplements, except surgical operations, procedures or treatment of obesity when approved by the contractor

                  25. Acupuncture and acupuncture therapy, except when performed as a form of anesthesia in connection with covered surgery

                  26. Temporomandibular joint disorder treatment, including treatment performed by prosthesis placed directly in the teeth

                  27.      Recreational therapy

                  28.      Sleep therapy

                  29.      Court-ordered services

                  30.      Thermograms and thermography

                  31.      Biofeedback

                  32.      Radial keratotomy

                  33.      Respite Care

                  34.      Skilled nursing facility services

         D. Continuity of Care. With respect to former Plan A parent/caretaker relatives with a program status code of 380 who are transferred to Plan D, the contractor shall continue to provide to completion the following services that have been approved or initiated under the contractor's plan:

                  1. Blood and blood plasma

                  2. Dental services

                  3. DME

                  4. Hearing aids

                  5. Medical supplies

                  6. Orthotics

                  7. TMJ treatment

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

4.1.87   SUPPLEMENTAL BENEFITS

         Any service, activity or product not covered under the State Plan may be provided by the contractor only through written approval by the Department and the cost of which shall be borne solely by the contractor.

4.1.98   CONTRACTOR AND DMAHS SERVICE EXCLUSIONS

         Neither the contractor nor DMAHS shall be responsible for the following:

         A. All services not medically necessary, provided, approved or arranged by a contractor's physician or other provider (within his/her scope of practice) except emergency services.

         B.       Cosmetic surgery except when medically necessary and approved.

         C.       Experimental organ transplants.

         D. Services provided primarily for the diagnosis and treatment of infertility, including sterilization reversals, and related office (medical or clinic), drugs, laboratory services, radiological and diagnostic services and surgical procedures.

         E.       Respite Care

         F. Rest cures, personal comfort and convenience items, services and supplies not directly related to the care of the patient, including but not limited to, guest meals and accommodations, telephone charges, travel expenses other than those services not in Article 4.1 of this contract, take home supplies and similar cost. Costs incurred by an accompanying parent(s) for an out-of-state medical intervention are covered under EPSDT by the contractor.

         G. Services involving the use of equipment in facilities, the purchase, rental or construction of which has not been approved by applicable laws of the State of New Jersey and regulations issued pursuant thereto.

         H. All claims arising directly from services provided by or in institutions owned or operated by the federal government such as Veterans Administration hospitals.

         I. Services provided in an inpatient psychiatric institution, that is not an acute care hospital, to individuals under 65 years of age and over 21 years of age.

         J. Services provided to all persons without charge. Services and items provided without charge through programs of other public or voluntary agencies (for example, New Jersey State Department of Health and Senior Services, New Jersey Heart Association, First Aid Rescue Squads, and so forth) shall be utilized to the fullest extent possible.

         K. Services or items furnished for any sickness or injury occurring while the covered person is on active duty in the military.

         L.       Services provided outside the United States and territories.

         M. Services or items furnished for any condition or accidental injury arising out of and in the course of employment for which any benefits are available under the provisions of any workers' compensation law, temporary disability benefits law, occupational disease law, or similar legislation, whether or not the Medicaid beneficiary claims or receives benefits thereunder, and whether or not any recovery is obtained from a third-party for resulting damages.

         N. That part of any benefit which is covered or payable under any health, accident, or other insurance policy (including any benefits payable under the New Jersey no-fault automobile insurance laws), any other private or governmental health benefit system, or through any similar third-party liability, which also includes the provision of the Unsatisfied Claim and Judgment Fund.

         O. Any services or items furnished for which the provider does not normally charge.

         P. Services furnished by an immediate relative or member of the Medicaid beneficiary's household.

         Q. Services billed for which the corresponding health care records do not adequately and legibly reflect the requirements of the procedure described or procedure code utilized by the billing provider.

         R. Services or items reimbursed based upon submission of a cost study when there are no acceptable records or other evidence to substantiate either the costs allegedly incurred or beneficiary income available to offset those costs. In the absence of financial records, a provider may substantiate costs or available income by means of other evidence acceptable to the Division.

         S. Chiropractor services for individuals 21 years of age or older other than pregnant women.

         T. Dental services for individuals 21 years of age or older other than pregnant women.

4.2      SPECIAL PROGRAM REQUIREMENTS

4.2.1    EMERGENCY SERVICES

         A. For purposes of this contract, "emergency" means an onset of a medical or behavioral condition, the onset of which is sudden, that manifests itself by symptoms of sufficient severity, including severe pain, that a prudent layperson, who possesses an average knowledge of medicine and health, could reasonably expect the absence of immediate medical attention to result in:

                  1. Placing the health of the person or others in serious jeopardy;

                  2. Serious impairment to such person's bodily functions;

                  3. Serious dysfunction of any bodily organ or part of such person; or

                  4.       Serious disfigurement of such person.

                  With respect to a pregnant woman who is having contractions, an emergency exists where there is inadequate time to effect a safe transfer to another hospital before delivery or the transfer may pose a threat to the health or safety of the woman or the unborn child.

         B. The contractor shall be responsible for emergency services, both within and outside the contractor's enrollment area, as required by an enrollee in the case of an emergency. Emergency services shall also include:

                  1. Medical examination at an Emergency Room which is required by N.J.A.C. 10:122D-2.5(b) when a foster home placement of a child occurs after business hours.

                  2. Examinations at an Emergency Room for suspected physical/child abuse and/or neglect.

                  3. Post-Stabilization of Care. The contractor shall comply with 42 C.F.R. Section 422.100(b)(iv). The contractor must cover post-stabilization services without requiring authorization and regardless of whether the enrollee obtains the services within or outside the contractor's network if:

                           a. The services were pre-approved by the contractor or its providers; or

                           b. The services were not pre-approved by the contractor because the contractor did not respond to the provider of post-stabilization care services' request for pre-approval within one (1) hour after being requested to approve such care; or

                           c. The contractor could not be contacted for pre-approval.

         C. Access Standards. The contractor shall ensure that all covered services, that are required on an emergency basis are available to all its enrollees, twenty-four (24) hours per day, seven (7) days per week, either in the contractor's own provider network or through arrangements approved by DMAHS. The contractor shall maintain-twenty-four (24) hours per day, seven (7) days per week on-call telephone coverage, including Telecommunication Device for the Deaf (TDD)/Tech Telephone
                  (TT) systems, to advise enrollees of procedures for emergency and urgent care and explain procedures for obtaining non-emergent/non-urgent care during regular business hours within the enrollment area as well as outside the enrollment area.

         D.       Non-Participating Providers.

                  1. The contractor shall be responsible for developing and
                     advising its enrollees and where applicable, authorized persons of procedures for obtaining emergency services, including emergency dental services, when it is not medically feasible for enrollees to receive emergency services from or through a participating provider, or when the time required to reach the participating provider would mean risk of permanent damage to the enrollee's health. The contractor shall bear the cost of providing emergency service through non-participating providers.

                  2. Non-contracted hospitals providing emergency services to
                     Medicaid or NJ FamilyCare members enrolled in the managed care program shall accept, as payment in full, the amounts that the non-contracted hospitals would receive from Medicaid for the emergency services and/or any related hospitalization as if the beneficiary were enrolled in fee-for-service Medicaid.

         E. Emergency Care Prior Authorization. Prior authorization shall not be required for emergency services. This applies to out-of-network as well as to in-network providers.

         F. Medical Screenings/Urgent Care. Prior authorization shall not be required for medical screenings or for providing services in urgent care situations at the hospital emergency room. The hospital emergency room physician may determine the necessity for contacting the PCP or the contractor for information about an enrollee who presents with an urgent condition.

         G. The contractor shall pay for all medical screening services rendered to its enrollees by hospitals and emergency room physicians regardless of the admitting symptoms or discharge diagnosis. The amount and method of reimbursement for medical screenings shall be subject to negotiation between the contractor and the hospital and directly with non-hospital salaried emergency room physicians and shall include reimbursement for urgent care and non-urgent care rates. Non-participating hospitals may be reimbursed for hospital costs at Medicaid rates or other mutually agreeable rates for medical screening services. Additional fees for additional services may be included at the discretion of the contractor and the hospital.

                  [Reserved]

         H. The contractor shall be liable for payment for the following emergency services provided to an enrollee:

                  1. If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition exists, the contractor shall pay for both the services involved in the screening exam and the services required to diagnose the specific condition or stabilize the patient.

                  2. All emergency services which are medically necessary until the clinical emergency is stabilized. This includes all treatment that is necessary to assure, within reasonable medical probability, that no material deterioration of the patient's condition is likely to result from, or occur during, discharge of the patient or transfer of the patient to another facility.

                           If there is a disagreement between a hospital and the contractor concerning whether the patient is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgment of the attending physician(s) actually caring for the enrollee at the treating facility prevails and is binding on the contractor. The contractor may establish arrangements with hospitals whereby the contractor may send one of its physicians with appropriate ER privileges to assume the attending physician's responsibilities to stabilize, treat, or transfer the patient.

                  3. If the screening examination leads to a clinical determination by the examining physician that an actual emergency medical condition does not exist, but the enrollee had acute symptoms of sufficient severity at the time of presentation to warrant emergency attention under the prudent layperson standard, the contractor shall pay for all services related to the screening examination. The contractor shall not retroactively deny a claim for an emergency medical screening exam because the condition, which appeared to be an emergency medical condition under the prudent layperson standard, was subsequently determined to be non-emergency in nature.

                  4. The enrollee's PCP or other contractor representative instructs the enrollee to seek emergency care in-network or out-of-network, whether or not the patient meets the prudent layperson definition.

         I. The contractor may not limit what constitutes an emergency medical condition based on lists of diagnoses or symptoms. [Reserved]

                  [Reserved]

                  [Reserved]

         J. Women who arrive at any emergency room in active labor shall be considered as an emergency situation and the contractor shall reimburse providers of care accordingly.

         K.       Notification.

                  1. If within thirty (30) minutes after receiving a request from a hospital emergency department for a specialty consultation, the contractor fails to identify an appropriate specialist who is available and willing to assume the care of the enrollee, the emergency department may arrange for medically necessary emergency services by an appropriate specialist, and the contractor shall not deny coverage for these services due to lack of prior authorization. The contractor shall not require prior authorization for specialty care emergency services for treatment of any immediately life-threatening medical condition.

                  2. The contractor may not refuse to cover emergency services based on the emergency room provider, hospital, or fiscal agent not notifying the contractor or the enrollee's PCP of the enrollee's screening and treatment.

         L. The contractor shall establish and maintain policies and procedures for emergency dental services for all enrollees.

                  1. Within the contractor's Enrollment/Service Area, the contractor will ensure that:

                           a. Enrollees shall have access to emergency dental services on a twenty-four (24) hour, seven (7) day a week basis.

                           b.       The contractor shall bear full
                                    responsibility for the provision of
                                    emergency dental services, and shall assure the availability of a back-up provider in the event that an on-call provider is unavailable.

                  2. Outside the contractor's Service Area, the contractor shall ensure that:

                           a. Enrollees shall be able to seek emergency dental services from any licensed dental provider without the need for prior authorization from the contractor while outside the Service Area (including out-of-state services covered by the Medicaid program).

         M. The contractor shall reimburse ambulance and MICU transportation providers responding to "911" calls whether or not the patient's condition is determined, retrospectively, to be an emergency.

4.2.2    FAMILY PLANNING SERVICES AND SUPPLIES

         A. General. Except where specified in Section 4.1, the contractor's enrollees are permitted to obtain family planning services and supplies from either the contractor's family planning provider network or from any other qualified Medicaid family planning provider. The DMAHS shall reimburse family planning services provided by non-participating providers based on the Medicaid fee schedule.

         B. Non-Participating Providers. The contractor shall cooperate with non-participating family planning providers accessed at the enrollee's option by establishing cooperative working relationships with such providers for accepting referrals from them for continued medical care and management of complex health care needs and exchange of enrollee information, where appropriate, to assure provision of needed care within the scope of this contract. The contractor shall not deny coverage of family planning services for a covered diagnostic, preventive or treatment service solely on the basis that the diagnosis was made by a non-participating provider.

4.2.3  [Reserved] WOMEN'S HEALTH SERVICES

         A. Obstetrical services shall be provided in the same amount, duration, and scope as the Medicaid HealthStart program. Guidelines, standards, and required program provisions are found in Section B.4.2 of the Appendices.

         B. The contractor shall not limit benefits for postpartum hospital stays to less than forty-eight (48) hours following a normal vaginal delivery or less than ninety-six (96) hours following a cesarean section, unless the attending provider, in consultation with the mother, makes the decision to discharge the mother or the newborn before that time and the provisions of N.J.S.A. 26:2J-4.9 are met.

                  1. The contractor shall not provide monetary payments or rebates to mothers to encourage them to accept less than the minimum protections provided for in this Article.

                  2. The contractor shall not penalize, reduce, or limit the reimbursement of an attending provider because the provider provided care in a manner consistent with this Article.

         C. The contractor shall provide female enrollees with direct access to a woman's health specialist within its network for covered care necessary to provide women's routine and preventive health care services. This shall be in addition to the enrollee's designated PCP if that PCP is not a women's health specialist.

4.2.4    PRESCRIBED DRUGS AND PHARMACY SERVICES

         A. General. The contractor shall provide all medically necessary legend and non- legend drugs which are also covered by the Medicaid program and ensure the availability of quality pharmaceutical services for all enrollees including drugs prescribed by Mental Health/Substance Abuse providers. See
                  Article 4.4C for additional information pertaining to MH/SA pharmacy benefits.

         B. Use of Formulary. The contractor may use a formulary as long as the following minimum requirements are met:

                  1. The contractor shall only exclude coverage of drugs or drug categories permitted under 1927(d) of the Social Security Act as amended by OBRA 1993. In addition, the contractor shall include in its formulary, if it chooses to operate a formulary, any FDA-approved drugs that may allow for clinical improvement or are clinically advantageous for the management of a disease or condition.

                  2. The contractor's formulary shall be developed by a Pharmacy and Therapeutics (P&T) Committee that shall represent the needs of all its enrollees including enrollees with special needs. Network physicians and dentists shall have the opportunity to participate in the development of the formulary and, prior to any changes to a drug formulary, to review, consider and comment on proposed changes. The formulary shall be reviewed in its entirety and updated at least annually.

                  3. The formulary for the DMAHS pharmacy benefit and any revision thereto shall be reviewed and approved by DMAHS.

                  4. The formulary shall include only FDA approved drug products. For each Specific Therapeutic Drug (STD) class, the selection of drugs included for each drug class shall be sufficient to ensure the availability of covered drugs with the least need for prior authorization to be initiated by providers of pharmaceutical services and include FDA approved drugs to best serve the medical needs of enrollees with special needs. In addition, the formulary shall be revised periodically to assure compliance with this requirement.

                  5. The contractor shall authorize the provision of a drug not on the formulary requested by the PCP or referral provider on behalf of the enrollee if the approved prescriber certifies medical necessity for the drug to the contractor for a determination. Medically accepted indications shall be consistent with Section 1927(k)(6) of the Social Security Act. The contractor shall have in place a DMAHS-approved prior approval process for authorizing the dispensing of such drugs. In addition:

                           a. Any prior approval issued by the contractor shall take into consideration prescription refills related to the original pharmacy service.

                           b. A formulary shall not be used to deny coverage of any Medicaid covered outpatient drug determined medically necessary through the review and appeal process.

                           c. Prior approval may be used for covered drug products under the following conditions:

                                    i.       For prescribing and dispensing
                                             medically necessary non-formulary
                                             drugs.

                                    ii.      To limit drug coverage consistent
                                             with the policies of the Medicaid
                                             program.

                                    iii.     To minimize potential drug
                                             over-utilization.

                                    iv.      To accommodate exceptions to
                                             Medicaid drug utilization review
                                             standards related to proper
                                             maintenance drug therapy.

                           d. Except for the use of approved generic drug substitution of brand drugs, under no circumstances shall the contractor permit the therapeutic substitution of a prescribed drug without a prescriber's authorization.

                           e. The contractor shall not penalize the prescriber or enrollee, financially or otherwise, for such requests and approvals.

                           f.       Determinations shall be made within
                                    twenty-four (24) hours of receipt of all necessary information. The contractor shall provide for a 72-hour supply of medication while awaiting a prior authorization determination.

                           g. Denials of off-formulary requests or offering of an alternative medication shall be provided to the prescriber and/or enrollee in writing. All denials shall be reported to the DMAHS quarterly.

                  6.       Submission and Publication of the Formulary.

                           a. The contractor shall publish and distribute hard copy or on-line, at least annually, its current formulary (if the contractor uses a formulary) to all prescribing providers and pharmacists. Updates to the formulary shall be distributed in all formats within sixty
                                    (60) days of the changes.

                           b. The contractor shall submit its formulary to DMAHS quarterly.

                           c.       It is strongly encouraged that the
                                    contractor publish the formulary on its
                                    internet website.

                  7. If the formulary includes generic equivalents, the contractor shall provide for a brand name exception process for prescribers to use when medically necessary.

                  8. The contractor shall establish and maintain a procedure, approved by DMAHS, for internal review and resolution of complaints, such as timely access and coverage issues, drug utilization review, and claim management based on standards of drug utilization review.

          C. Pharmacy Lock-In Program. The contractor may implement a pharmacy lock-in program including policies, procedures and criteria for establishing the need for the lock-in which must be prior approved by DMAHS and must include the following components to the program:

                   1. Enrollees shall be notified prior to the lock-in and must be permitted to choose or change pharmacies for good cause.

                   2. A seventy-two (72)-hour emergency supply of medication at pharmacies other than the designated lock-in pharmacy shall be permitted to assure the provision of necessary medication required in an interim/urgent basis when the assigned pharmacy does not immediately have the medication.

                   3. Care management and education reinforcement of appropriate medication/pharmacy use shall be provided. A plan for an education program for enrollees shall be developed and submitted for review and approval.

                   4. The continued need for lock-in shall be periodically (at least every two years) evaluated by the contractor for each enrollee in the program.

                  5.       Prescriptions from all participating
                           prescribers shall be honored and may not be required to be written by the PCP only.

                  6.       The contractor shall fill medications
                           prescribed by mental health/substance abuse providers, subject to the limitations described in Article 4.4C.

                  7.       The contractor shall submit quarterly
                           reports on Pharmacy Lock-in participants.
                           See Section A.7.17 of the Appendices (Table
                           15).

                  8. The contractor shall create a protocol for identifying pharmacy benefit misuse and abuse by Medicaid/NJ FamilyCare beneficiaries and restricting or locking-in those beneficiaries to a single pharmacy. [Reserved] The contractor shall establish lock-in policy and procedure [Reserved] for beneficiaries determined, by either the contractor or the State, to have misused, abused or overutilized pharmacy benefits. The policy and procedure shall comply with N.J.A.C. 10:49-14.2 and any amendments thereto.

         D. The contractor shall develop criteria and protocols to avoid enrollee injury due to the prescribing of drugs by more than one provider.

         E. The contractor shall permit its pharmacy providers to dispense a 72-hour supply of any drug, on or off the formulary, that is subject to a prior authorization process. (e.g., Article 4.2.4.B.5.f)

4.2.5    LABORATORY SERVICES

         A. Urgent/Emergent Results. The contractor shall develop policies and procedures to require providers to notify enrollees of laboratory and radiology results within twenty-four (24) hours of receipt of results in urgent or emergent cases. The contractor may allow its providers to arrange an appointment to discuss laboratory/radiology results within 24 hours of receipt of results when it is deemed face-to-face discussion with the enrollee/authorized person may be necessary. Urgent/emergency appointment standards must be followed (see
                  Article 5.12). Rapid strep test results must be available to the enrollee within 24 hours of the test.

         B. Routine Results. The contractor shall assure that its providers establish a mechanism to notify enrollees of non-urgent or non-emergent laboratory and radiology results within ten business days of receipt of the results.

         C. The contractor shall reimburse, on a fee-for service basis, PCPs and other providers for blood drawing in the office for lead screening.

4.2.6    EPSDT SCREENING SERVICES

         A. The contractor shall comply with EPSDT program requirements and performance standards found below.

                  1.       The contractor shall provide EPSDT services.

                  2. NJ FamilyCare Plans B and C. For children eligible solely through NJ FamilyCare Plans B and C, coverage includes all preventive screening and diagnostic services, medical examinations, immunizations, dental, vision, lead screening and hearing services. Includes only those treatment services identified through the examination that are included under the contractor's benefit package or specified services through the FFS program. Other services identified through an EPSDT examination that are not included in the New Jersey Care 2000+ covered benefits package are not covered.

                  3. Enrollee Notification. The contractor shall provide written notification to its enrollees under twenty-one (21) years of age when appropriate periodic assessments or needed services are due and must coordinate appointments for care:

                  4. Missed Appointments. The contractor shall implement policies and procedures and shall monitor its providers to provide follow up on missed appointments and referrals for problems identified through the EPSDT exams. Reasonable outreach shall be documented and must consist of: mailers, certified mail as necessary; use of MEDM system provided by the State; and contact with the Medical Assistance Customer Center (MACC), DDD, or DYFS regional offices in the case of DYFS enrollees to confirm addresses and/or to request assistance in locating an enrollee.

                  5. PCP Notification. The contractor shall provide each PCP, on a calendar quarter basis, a list of the PCP's enrollees who have not had an encounter during the past year and/or who have not complied with the EPSDT periodicity and immunization schedules for children. Primary care sites/PCPs and/or the contractor shall be required to contact these enrollees to arrange an appointment. Documentation of the outreach efforts and responses is required.

                  6. Reporting Standards. The contractor shall submit quarterly reports, hard copy and on diskette, of EPSDT services. See Section A.7.16 of the Appendices (Table 14).

         B. Section 1905(r) of the Social Security Act (42 U.S.C. Section 1396d) and federal regulation 42 C.F.R. Section 441.50 et seq. requires EPSDT services to include:

                  1.       EPSDT Services which include:

                           a. A comprehensive health and developmental history including assessments of both physical and mental health development and the provision of all diagnostic and treatment services that are medically necessary to correct or ameliorate a physical or mental condition identified during a screening visit. The contractor shall have procedures in place for referral to the State or its agent for non-covered mental health/substance abuse services.

                           b.       A comprehensive unclothed physical
                                    examination including:

                                    -        Vision and hearing screening;

                                    -        Dental inspection; and

                                    -        Nutritional assessment.

                           c. Appropriate immunizations according to age, health history and the schedule established by the Advisory Committee on Immunization Practices (ACIP) for pediatric vaccines (See Section B.4.3 of the Appendices). Contractor and its providers must adjust for periodic changes in recommended types and schedule of vaccines. Immunizations must be reviewed at each screening examination as well as during acute care visits and necessary immunizations must be administered when not contraindicated. Deferral of administration of a vaccine for any reason must be documented.

                           d. Appropriate laboratory tests: A recommended sequence of screening laboratory examinations must be provided by the contractor. The following list of screening tests is not all inclusive:

                                    -        Hemoglobin/hematocrit/EP

                                    -        Urinalysis

                                    -        Tuberculin test - intradermal,
                                             administered annually and when
                                             medically indicated

                                    -        Lead screening using blood lead
                                             level determinations must be done
                                             for every Medicaid-eligible and NJ
                                             FamilyCare child:

                                             -    between nine (9) months and
                                                  eighteen (18) months,
                                                  preferably at twelve (12)
                                                  months of age

                                             -    at 18-26 months, preferably at
                                                  twenty-four (24) months of age

                                             -    test any child between
                                                  twenty-seven (27) to
                                                  seventy-two (72) months of age
                                                  not previously tested

                                    -        Additional laboratory tests may be
                                             appropriate and medically indicated
                                             (e.g., for ova and parasites) and
                                             shall be obtained as necessary.

                           e.       Health education/anticipatory guidance.

                           f. Referral for further diagnosis and treatment or follow-up of all abnormalities which are treatable/correctable or require maintenance therapy uncovered or suspected (referral may be to the provider conducting the screening examination, or to another provider, as appropriate.)

                           g. EPSDT screening services shall reflect the age of the child and be provided periodically according to the following schedule:

                                    -        Neonatal exam

                                    -        Under six (6) weeks

                                    -        Two (2) months

                                    -        Four (4) months

                                    -        Six (6) months

                                    -        Nine (9) months

                                    -        Twelve (12) months

                                    -        Fifteen (15) months

                                    -        Eighteen (18) months

                                    -        Twenty-four (24) months

                                    -        Annually through age twenty (20)

                  2. Vision Services. At a minimum, include diagnosis and treatment for defects in vision, including eyeglasses. Vision screening in an infant means, at a minimum, eye examination and observation of responses to visual stimuli. In an older child, screening for distant visual acuity and ocular alignment shall be done for each child beginning at age three.

                  3. Dental Services. Dental services may not be limited to emergency services. Dental screening in this context means, at a minimum, observation of tooth eruption, occlusion pattern, presence of caries, or oral infection. A referral to a dentist at or after one year of age is recommended. A referral to a dentist is mandatory at three years of age and annually thereafter through age twenty (20) years.

                  4. Hearing Services. At a minimum, include diagnosis and treatment for defects in hearing, including hearing aids. For infants identified as at risk for hearing loss through the New Jersey Newborn Hearing Screening Program, hearing screening should be conducted prior to three months of age using professionally recognized audiological assessment techniques. For all other children, hearing screening means, at a minimum, observation of an infant's response to auditory stimuli and audiogram for a child three (3) years of age and older. Speech and hearing assessment shall be a part of each preventive visit for an older child.

                  5. Mental Health/Substance Abuse. Include a mental health/substance abuse assessment documenting pertinent findings. When there is an indication of possible MH/SA issues, a mental health/substance abuse screening tool(s) found in Section B.4.9 of the Appendices or a DHS - approved equivalent shall be used to evaluate the enrollee.

                  6. Such other necessary health care, diagnostic services, treatment, and other measures to correct or ameliorate defects, -and physical and mental/substance abuse illnesses and conditions discovered by the screening services.

                  7. Lead Screening. The contractor shall provide a screening program for the presence of lead toxicity in children which shall consist of two components: verbal risk assessment and blood lead testing.

                           a. Verbal Risk Assessment - The provider shall perform a verbal risk assessment for lead toxicity at every periodic visit between the ages of six (6) and seventy-two (72) months as indicated on the schedule. The verbal risk assessment includes, at a minimum, the following types of questions:

                                    i.       Does your child live in or
                                             regularly visit a house built
                                             before 1960? Does the house have
                                             chipping or peeling paint?

                                    ii.      Was your child's day care
                                             center/preschool/babysitter's home
                                             built before 1960? Does the house
                                             have chipping or peeling paint?

                                    iii.     Does your child live in or
                                             regularly visit a house built
                                             before 1960 with recent, ongoing,
                                             or planned renovation or
                                             remodeling?

                                    iv.      Have any of your children or their
                                             playmates had lead poisoning?

                                    v.       Does your child frequently come in
                                             contact with an adult who works
                                             with lead? Examples include
                                             construction, welding, pottery, or
                                             other trades practiced in your
                                             community.

                                    vi.      Do you give your child home or folk
                                             remedies that may contain lead?

                                    Generally, a child's level of risk for
                                    exposure to lead depends upon the answers to the above questions. If the answer to all questions are negative, a child is considered at low risk for high doses of lead exposure. If the answers to any question is affirmative or "I don't know," a child is considered at high risk for high doses of lead exposure. Regardless of risk, each child must be tested between nine (9) months and eighteen (18) months, preferably at twelve (12) months of age, at 18-26 months, preferably at two (2) years, and any child between twenty-seven (27) and seventy-two (72) months of age not previously tested. A child's risk category can change with each administration of the verbal risk assessment.

                           b. Blood Lead Testing - All screening must be done through a blood lead level determination. The contractor must implement a screening program to identify and treat high-risk children for lead-exposure and toxicity. The screening program shall include blood level screening, diagnostic evaluation and treatment with follow-up care of children whose blood lead levels are elevated. The EP test is no longer acceptable as a screening test for lead poisoning; however, it is still valid as a screening test for iron deficiency anemia. Screening blood lead testing may be performed by either a capillary sample (fingerstick) or a venous sample. However, all elevated blood levels (equal to or greater than ten (10) micrograms per one (1) deciliter) obtained through a capillary sample must be confirmed by a venous sample. The blood lead test must be performed by a New Jersey Department of Health and Senior Services licensed laboratory. The frequency with which the blood test is to be administered depends upon the results of the verbal risk assessment. For children determined to be at low risk for high doses of lead exposure, a screening blood lead test must be performed once between the ages of nine (9) and eighteen (18) months, preferably at twelve (12) months, once between 18-26 months, preferably at twenty-four (24) months, and for any child between twenty-seven (27) and seventy-two
                                    (72) months not previously tested. For
                                    children determined to be at high risk for high doses of lead exposure, a screening blood test must be performed at the time a child is determined to be a high risk beginning at six months of age if there is pertinent information or evidence that the child may be at risk at younger ages than stated in 4.2.6.B.l.d.

                                    i.       If the initial blood lead test
                                             results are less than ten (10)
                                             micrograms per deciliter, a verbal
                                             risk assessment is required at
                                             every subsequent periodic visit
                                             through seventy-two (72) months of
                                             age, with mandatory blood lead
                                             testing performed according to the
                                             schedule in 4.2.6B.7.

                                    ii.      If the child is found to have a
                                             blood lead level equal to or
                                             greater than ten (10) micrograms
                                             per deciliter, providers should use
                                             their professional judgment, in
                                             accordance with the CDC guidelines
                                             regarding patient management and
                                             treatment, as well as follow-up
                                             blood test.

                                    iii.     If a child between the ages of
                                             twenty-four (24) months and
                                             seventy-two (72) months has not
                                             received a screening blood lead
                                             test, the child must receive the
                                             blood lead test immediately,
                                             regardless of whether the child is
                                             determined to be a low or high risk
                                             according to the answers to the
                                             above-listed questions.

                                    iv.      When a child is found to have a
                                             blood lead level equal to or
                                             greater than twenty (20)
                                             (micro)g/dl, the contractor shall
                                             ensure its PCPs cooperate with the
                                             local health department in whose
                                             jurisdiction the child resides to
                                             facilitate the environmental
                                             investigation to determine and
                                             remediate the source of lead. This
                                             cooperation shall include sharing
                                             of information regarding the
                                             child's care, including the
                                             scheduling and results of follow-up
                                             blood lead tests.

                                    v.       When laboratory results are
                                             received, the contractor shall
                                             require PCPs to report to the
                                             contractor all children with blood
                                             lead levels > or = 10 (micro)/dl.
                                             Conversely, when a provider other
                                             than the PCP has reported the lead
                                             screening test to the contractor,
                                             the contractor shall ensure that
                                             this information is transmitted to
                                             the PCP.

                           c. On a semi-annual basis, the contractor shall outreach, via letters and informational materials to parents/custodial caregivers of all children enrolled in the contractor's plan who have not been screened, educating them as to the need for a lead screen and informing them how to obtain lead screening and transportation to the screening location.

                                    i.       The contractor shall provide to
                                             DMAHS, 45 days after the end of
                                             each semi-annual reporting period,
                                             documentation of all lead outreach
                                             activities including the
                                             distribution of the letters and
                                             informational materials indicated
                                             above.

                                    ii.      The contractor shall implement a
                                             corrective action plan, which
                                             describes the interventions to be
                                             taken to outreach
                                             parents/caregivers who do not
                                             respond to the letters and outreach
                                             indicated above. Corrective actions
                                             may include
                                             interventions such as telephone
                                             follow-up, home visits, or other
                                             actions proposed by the contractor
                                             and incorporated in the corrective
                                             action plan for review and approval
                                             by DMAHS.

                           d. On an annual basis, the contractor shall send letters to PCPs who have lead screening rates of less than 80% for two consecutive six-month periods, educating them on the need and their responsibility to provide lead screening services.

                                    i.       The contractor shall provide to
                                             DMAHS documentation as to the
                                             efforts made to educate providers
                                             with low screening rates.

                                    ii.      The contractor shall implement
                                             corrective action plans that
                                             describe interventions to be taken
                                             to identify and correct
                                             deficiencies and impediments to the
                                             screening and how the effectiveness
                                             of its interventions will be
                                             measured.

                           e. On a quarterly basis, the contractor shall submit to DMAHS a report of all lead-burdened children who are receiving treatment and case management services.

                           f. Lead Case Management Program. The contractor shall establish a Lead Case Management Program (LCMP) and have written policies and procedures for the enrollment of children with blood lead levels > or = 10 (micro)g/dl and members of the same household who are between six months and six years of age, into the contractor's LCMP.

                                    i.       Lead Case Management shall consist
                                             of, at a minimum:

                                             1)      Follow-up of a child in
                                                     need of lead screening, or
                                                     who has been identified
                                                     with an elevated blood lead
                                                     level > or = 10
                                                     (micro)g/dl. At minimum,
                                                     follow-up shall include:

                                                     A)   For a child with an
                                                          elevated blood lead
                                                          level > or = 10
                                                          (micro)g/dl, the
                                                          Plan's LCM shall
                                                          ascertain if the blood
                                                          lead level has been
                                                          confirmed by a venous
                                                          blood determination.
                                                          In the absence of
                                                          confirmatory test
                                                          results, the LCM will
                                                          arrange for a test.

                                                     B)   For a child with a
                                                          confirmed blood
                                                          (venous) lead level of
                                                          > or = 10 (micro)g/dl,
                                                          the contractor's

                                                          LCM shall notify and
                                                          provide to the local
                                                          health department the
                                                          child's name, primary
                                                          health care provider's
                                                          name, the confirmed
                                                          blood lead level, and
                                                          any other pertinent
                                                          information.

                                    2)       Education of the family about all
                                             aspects of lead hazard and
                                             toxicity. Materials shall explain
                                             the sources of lead exposure, the
                                             consequences of elevated blood
                                             levels, preventive measures,
                                             including housekeeping, hygiene,
                                             and appropriate nutrition. The
                                             reasons why it is necessary to
                                             follow a prescribed medical regimen
                                             shall also be explained.

                                    3)       Communication among all interested
                                             parties.

                                    4)       Development of a written case
                                             management plan with the PCP and
                                             the child's family and other
                                             interested parties. The case
                                             management plan shall be reviewed
                                             and updated on an ongoing basis.

                                    5)       Coordination of the various aspects
                                             of the affected child's care, e.g.,
                                             WIC, support groups, and community
                                             resources, and

                                    6)       Aggressively pursuing
                                             non-compliance with follow-up
                                             tests and appointments, and
                                             document these activities in the
                                             LCMP.

                           ii. Active case management may be discontinued if one of the following criteria has been met:

                                    1)       The child has two confirmed blood
                                             lead levels < 10 (micro)g/dl drawn
                                             at least three months apart and all
                                             other children under the age of six
                                             years living in the household who
                                             have been tested and their blood
                                             levels are < 10 (micro)g/dl, and
                                             the sources of lead have been
                                             identified and reduced, or

                                    2)       The family has been permanently
                                             relocated to a lead-Safe house, or


                                    3)       The parent/guardian has given a
                                             written refusal of service, or

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                                    4)       The LCM is unable to locate the
                                             child after a minimum of three
                                             documented attempts, using the
                                             assistance of County Board of
                                             Social Services, and the LHD. The
                                             child's PCP will be notified in
                                             writing.

4.2.7    IMMUNIZATIONS

         A. General. The contractor shall ensure that its providers furnish immunizations to its enrollees in accordance with the most current recommendations for vaccines and periodicity schedule of the Advisory Committee on Immunization Practices
                  (ACIP) [Reserved] and any subsequent revision to the schedule as formally recommended by the ACIP, whether or not included as a contract amendment. To the extent possible, the State will provide copies of updated schedules and vaccine recommendations.

         B. New Vaccines. New vaccines and/or new scheduling or method of administration shall be provided as recommended by the ACIP. The contractor shall monitor periodic recommendations and disseminate updated instruction to its providers and assure appropriate payment adjustment to its providers.

         C. The contractor shall build in provisions for appropriate reimbursement for catch-up immunizations its providers shall provide for those pediatric enrollees who have missed age-appropriate vaccines.

         D.       Vaccines for Children Program

                  1. Contractor's providers must enroll with the Department of Health and Senior Services' Vaccines for Children (VFC) Program and use the free vaccine for its enrollees if the vaccine is covered by VFC. The contractor shall not receive from DHS any reimbursement for the cost of VFC-covered vaccines.

                  2. For non-VFC vaccines the contractor shall reimburse its providers for the cost of both administration and the vaccines.

         E. To the extent possible, and as permitted by New Jersey statutes and regulations, the contractor and its network providers shall participate in the Statewide immunization registry database, when it becomes fully operational.

         F. The contractor shall provide immunizations recommended by local health departments based on local epidemiological conditions.

4.2.8    CLINICAL TRIALS

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         A.       The contractor shall permit participation in an approved
                  clinical trial to a qualified enrollee (as defined in 4.2.8B), and the contractor:

                  1. May not deny the enrollee participation in the clinical trial referred to in 4.2.8B.2.

                  2. Subject to 4.2.8C, may not deny (or limit or impose additional conditions on) the coverage of routine patient costs for items and services furnished in connection with participation in the trial.

                  3. May not discriminate against the enrollee on the basis of the enrollee's participation in such trial.

         B. Qualified Enrollee Defined. For purposes of this Article, the term "qualified enrollee" means an enrollee under the contractor's coverage who meets the following conditions:

                  1. The enrollee has a life-threatening or serious illness for which no standard treatment is effective;

                  2. The enrollee is eligible to participate in an approved clinical trial with respect to treatment of such illness;

                  3. The enrollee and the referring physician conclude that the enrollee's participation in such trial would be appropriate; and

                  4. The enrollee's participation in the trial offers potential for significant clinical benefit for the enrollee.

         C. Payment. The contractor shall provide for payment for medical problems/complications and for routine patient costs described in Article 4.2.8A2 but is not required to pay for costs of items and services that are reasonably expected to be paid for by the sponsors of an approved clinical trial.

         D. Approved Clinical Trial. For purposes of this Article, the term "approved clinical trial" means a clinical research study or clinical investigation that meets the following requirements:

                  1. The trial is approved and funded by one or more of the following:

                           a.       The National Institutes of Health

                           b. A cooperative group or center of the National Institutes of Health

                           c.       The Department of Veterans Affairs

                           d.       The Department of Defense

                           e. The Food and Drug Administration, in the form of an investigational new drug (IND) exemption

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

                  2. The facility and personnel providing the treatment are capable of doing so by virtue of their experience or training.

                  3. There is no alternative noninvestigational therapy that is clearly superior.

                  4. The available clinical or preclinical data provide a reasonable expectation that the protocol treatment will be at least as effective as the noninvestigational alternative.

         E. Coverage of Investigational Treatment. The contractor should make a determination for coverage/denial of experimental treatment for a terminal condition based on the following:

                  1. The treating physician refers the case to a contractor internal review group not associated with the case or referral center.

                  2. If the internal review group denies the referral, a second, ad hoc group with two or more experts in the field and not involved with the case must review the case.

         F. Experimental treatments for rare disorders shall not be automatically excluded from coverage but decisions regarding their medical necessity should be considered by a medical review board established by the contractor. Routine costs associated with investigational procedures that are part of an approved research trial are considered medically appropriate. Under no circumstances shall the contractor implement a medical necessity standard that arbitrarily limits coverage on the basis of the illness or condition itself.

4.2.9    HEALTH PROMOTION AND EDUCATION PROGRAMS

         The contractor shall identify relevant community issues (such as TB outbreaks, violence) and health education needs of its enrollees, and implement plans that are culturally appropriate to meet those needs, issues relevant to each of the target population groups of enrollees served, as defined in Article 5.2, and the promotion of health. The contractor shall use community-based needs assessments and other relevant information available from State and local governmental agencies and community groups. Health promotion activities shall be made available in formats and presented in ways that meet the needs of all enrollee groups including elderly enrollees and enrollees with special needs, including enrollees with cognitive impairments. The contractor shall comply with all applicable State and federal statutes and regulations on health wellness programs. The contractor shall submit a written description of all planned health education activities and targeted implementation dates for DMAHS' approval, prior to implementation, including culturally and linguistically appropriate materials and materials developed to accommodate each of the enrolled target population groups. Thereafter, the plan shall be reviewed, revised, and pre-approved by the Department annually.

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

         Health promotion topics shall include, but are not limited to, the following:

         A.       General health education classes

         B. Smoking cessation programs, with targeted outreach for adolescents and pregnant women

         C.       Childbirth education classes

         D. Nutrition counseling, with targeted outreach for pregnant women, elderly enrollees, and enrollees with special needs

         E.       Signs and symptoms of common diseases and complications

         F. Early intervention and risk reduction strategies to avoid complications of disability and chronic illness

         G.       Prevention and treatment of alcohol and substance abuse

         H.       Coping with losses resulting from disability or aging

         I.       Self care training, including self-examination

         J. Need for clear understanding of how to take over-the-counter and prescribed medications and the importance of coordinating all such medications

         K. Understanding the difference between emergent, urgent and routine health conditions

4.3      COORDINATION WITH ESSENTIAL COMMUNITY PROVIDERS

4.3.1    GENERAL

         The contractor shall identify and establish working relationships for coordinating care and services with external organizations that interact with in enrollees, including State agencies, schools, social service organizations, consumer organizations, and civic/community groups, such as an Hispanic coalition.

4.3.2    HEAD START PROGRAMS

         A. The contractor shall demonstrate to DMAHS that it has established working relationships with Head Start programs (See Section B.4.5 of the Appendices for a list of Head Start Programs). Such relationships will include an exchange of information on the following:

                  1. Policies and procedures for referrals for routine, urgent and emergent care.

                  2. Policies and procedures for scheduling appointments for routine and urgent care.

                  3. Policies and procedures for the exchange of information of Head Start participants who are contractor enrollees.

                  4. Policies and procedures for follow-up and assuring the provision of health care services.

                  5. Policies and procedures for appealing denials of service and/or reductions in the level of service.

                  6. Policies and procedures for Head Start staff in supporting enforcement of contractor's health care delivery system policies and procedures for accessing all health care needs.

                  7. Policies and procedures addressing the need through prior authorization to utilize the contractor's established provider network and what will be done for out-of-network referrals in cases where the contractor does not have an appropriate participating provider in accordance with Article 4.8.7.

                  8. Policies and procedures for providing comprehensive medical examinations in accordance with EPSDT standards and addressing the need for an examination based on a Head Start referral if the enrollee has had an age-appropriate EPSDT examination (for infants) or an EPSDT examination (for children two
                           (2) to five (5) years old) within six (6) months of the referral date.

                  9. Policies and Procedures for Head Start's role in prevention activities or programs developed by the contractor.

         B. The contractor shall evaluate referred Head Start patients to determine the need for treatment/therapies for problems identified by staff of those programs. The contractor/PCP shall be responsible for providing treatment and follow-up information for medically necessary care.

         C. The contractor shall review referrals and provide appointments in accordance with Article 5.12. Denials of service requests or reduction in level of service, only after an evaluation is completed, shall be in writing, following the requirements in
                  Article 4.6.4.

4.3.3    SCHOOL-BASED YOUTH SERVICES PROGRAMS

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

         A. The contractor shall demonstrate to DMAHS that it has established a working linkage with school-based youth services programs (SBYSP) that meet credentialing and scope of service requirements for services offered by these programs which are covered MCE services. (See Section B.4.6 of the Appendices for a list of SBYSPs).

                  1. SBYSP service provision must meet MCE contract requirements, e.g., twenty-four (24)-hour coverage.

                  2.       SBYSP employees must meet credentialing requirements.

         B. Such working linkages shall include, at minimum, an exchange of information on the following:

                  1. Policies and procedures for referrals for routine, urgent and emergent care, and standing referrals.

                  2. Policies and procedures for scheduling appointments for routine and urgent care.

                  3. Policies and procedures for the exchange of information of SBYSP participants who are contractor enrollees.

                  4. Policies and procedures for follow-up and assuring the provision of health care services.

                  5. Policies and procedures for appealing denials of service and/or reductions in the level of service.

                  6. Policies and procedures for SBYSP staff in supporting enforcement of contractor's health care delivery system policies and procedures for accessing all health care needs.

                  7. Policies and procedures addressing the need through prior authorization to utilize the contractor's established provider network and what will be done for out-of-network referrals in cases where the contractor does not have an appropriate participating provider in accordance with Article 4.8.7.

                  8. Policies and procedures for providing comprehensive medical examinations in accordance with EPSDT standards and addressing the need for an examination based on a SBYSP if the enrollee has had an age-appropriate EPSDT examination (for infants) or an EPSDT examination (for children two (2) to five (5) years) within six (6) months of the referral date.

                  9. Policies and Procedures for the SBYSP's role in prevention activities or programs developed by the contractor.

         C. The contractor shall evaluate referred SBYSP patients to determine the need for treatment/therapies for problems identified by staff of those programs. The contractor/PCP shall be responsible for providing treatment and follow-up information for medically necessary care for SBYSPs participants where there is no formal contractual/reimbursement relationship.

         D. The contractor shall review referrals and provide appointments in accordance with Article 5.12. Denials of service requests or reduction in level of service, only after an evaluation is completed, shall be in writing, following the requirements in
                  Article 4.6.4.

         E. The contractor shall provide the DMAHS with a description of its plans to meet the requirements of this contract provision in establishing a working linkage with SBYSPs.

4.3.4    LOCAL HEALTH DEPARTMENTS

         The contractor shall demonstrate to DMAHS that it has established a working linkage with local health departments (LHDs) that meet credentialing and scope of service requirements.

         The contractor should include linkages with LHDs especially for meeting the lead screening and toxicity treatment compliance standards required in this contract. The contractor shall refer lead-burdened children to LHDs for environmental investigation to determine and remediate the source of lead.

4.3.5    WIC PROGRAM REQUIREMENTS/ISSUES

         The contractor shall require its providers to refer potentially eligible women (pregnant, breast-feeding and postpartum), infants, and children up to age five, to established community Women, Infants and Children (WIC) programs. The referral shall include the information needed by WIC programs in order to provide appropriate services. The required information to be included with the referral is found on the sample forms in Section B.4.8 of the Appendices, the New Jersey WIC program medical referral form, and must be completed with the current (within sixty (60) days) height, weight, hemoglobin, or hematocrit, and any identified medical/nutritional problems for the initial WIC referral and for all subsequent certifications. The contractor shall submit a quarterly WIC referral report. (See Section A.7.14 of the Appendices (Table 12).)

4.3.6    COMMUNITY LINKAGES

         The contractor shall describe any relationships being explored, planned, and/or existing between the contractor and provider entities including for example:

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

         A.       Public health clinics or agencies

         B.       DYFS contracted Child Abuse Regional Diagnostic Centers

         C.       Environmental health clinics

         D.       Women's health clinics

         E.       Family Planning/Reproductive health clinics

         F.       Developmental disabilities clinics

4.4      COORDINATION WITH MENTAL HEALTH AND SUBSTANCE ABUSE SERVICES

         The State shall retain a separate Mental Health/Substance Abuse system for the coordination and monitoring of most mental health/substance abuse conditions. The contractor shall furnish MH/SA services to clients of DDD. However, as described below, the contractor shall retain responsibility for MH/SA screening, referrals, prescription drugs, higher-mode transportation, and for treatment of the conditions identified in Article 4.1.2B.

         A. Screening Procedures. Mental health and substance abuse problems shall be systematically identified and addressed by the enrollee's PCP at the earliest possible time following initial participation of the enrollee in the contractor's plan or after the onset of a condition requiring mental health and/or substance abuse treatment. PCPs and other providers shall utilize mental health/substance abuse screening tools as set forth in Section B.4.9 of the Appendices as well as other mechanisms to facilitate early identification of mental health and substance abuse needs for treatment. The contractor may request permission to use alternative screening tools. The use of alternative screening tools shall be pre-approved by DMAHS. The lack of motivation of an enrollee to participate in treatment shall not be considered a factor in determining medical necessity and shall not be used as a rationale for withholding or limiting treatment of an enrollee.

                  The contractor shall present its policies and procedures regarding how its providers will identify enrollees with MH/SA service needs, how they will encourage these enrollees to begin treatment, and the screening tools to be used to identify enrollees requiring MH/SA services. The contractor should refer to the DSM-IV Primary Care Version in development of its procedures.

         B. Referrals. The contractor shall be responsible for referring or coordinating referrals of enrollees as indicated to Mental Health/Substance Abuse providers. In order to facilitate this, the contractor may contact DMHS or its agent (e.g., if the State contracts with a third party administrator (TPA) for a list of MH/SA providers. Enrollees may be referred to a MH/SA provider by the PCP, family members, other providers, State agencies, the contractor's staff, or may self-refer.

                  1. The contractor shall be responsible for referrals from MH/SA providers for medical diagnostic work-up to formulate a diagnosis or to effect the treatment of a MH/SA disorder and ongoing medical care for any enrollee with a MH/SA diagnosis and shall coordinate the care with the MH/SA provider. This includes the responsibility for physical examinations (with the exception of physical examinations performed in direct connection with the administration of Methadone, which will remain FFS), neurological evaluations; laboratory testing and radiologic examinations, and any other diagnostic procedures that are necessary to make the diagnostic determination between a primary MH/SA disorder and an underlying physical disorder, as well as for medical work-ups required for medical clearances prior to the provision of psychiatric medication or electroconvulsive therapy (ECT), or for transfer to a psychiatric/SA facility. Routine laboratory procedures ordered by treating MH/SA providers in conjunction with MH/SA treatment, for routine blood testing performed in conjunction with the administration of Clozapine and the other drugs listed in Article 4.1.4B for non-DDD enrollees, are not the responsibility of the contractor.

                  2. The contractor shall develop a referral process to be used by its providers which shall include providing a copy of the medical consultation and diagnostic results to the MH/SA provider. The contractor shall develop procedures to allow for notification of an enrollee's MH/SA provider of the findings of his/her physical examination and laboratory/radiological tests within twenty-four (24) hours of receipt for urgent cases and within five business days in non-urgent cases. This notification shall be made by phone with follow-up in writing when feasible.

         C.       Pharmacy Services. Except for the drugs specified in Article
                  4.1.4 (Clozapine, Risperidone, Olanzapine, etc.), all pharmacy services are covered by the contractor. This includes drugs prescribed by the contractor or MH/SA providers. The contractor shall only restrict or require a prior authorization for prescriptions or pharmacy services prescribed by MH/SA providers if one of the following exceptions is demonstrated:

                  1. The drug prescribed is not related to the treatment of substance abuse/dependency/addiction or mental illness or to any side effects of the psychopharmacological agents. These drugs are to be prescribed by the contractor's PCP or specialists in the contractor's network.

                  2. The prescribed drug does not conform to standard rules of the contractor's pharmacy plan.

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

                  3. The contractor, at its option, may require a prior authorization (PA) process if the number of prescriptions written by the MH/SA provider for MH/SA-related conditions exceed four (4) per month per enrollee. For drugs that require weekly prescriptions, these prescriptions shall be counted as one per month and not as four separate prescriptions. The contractor's PA process for the purposes of this section shall require review and prior approval by DMAHS.

         D. Prescription Abuse. If the contractor suspects prescription abuse by a MH/SA provider, the contractor shall contact DMAHS for investigation and decision of potentially excluding the provider from the NJ Medicaid program. The contractor shall provide the Department with any and all documentation.

         E. Inpatient Hospital Services for Enrollees who are not clients of DDD with both a Physical Health as well as a Mental Health/Substance Abuse Diagnosis. The contractor's financial and medical management responsibilities are as follows:

                  1. If the inpatient hospital admission of an enrollee who is not a client of DDD is for a physical health primary diagnosis, the contractor shall be responsible for inpatient hospital costs and medical management. Where psychiatric consultation is required to assist the contractor with mental health/substance abuse management, the State or its agent (e.g., a TPA) shall be responsible for authorizing the psychiatric consult/services provided during the inpatient stay. The State shall not require service authorization for at least one psychiatric consultation per inpatient admission. When a substance abuse disorder is known to be the primary diagnosis of an enrollee and a co-occurring psychiatric disorder is not a management concern, then the State or its agent may authorize that the consult/services be by an ASAM certified physician. The contractor shall coordinate inpatient MH/SA consultations and services with the enrollee's MH/SA provider as well as discharge planning and follow-up.

                  2. If the inpatient hospital admission of an enrollee who is not a client of DDD is for a mental health/substance abuse primary diagnosis, the inpatient stay will be paid by the State through the FFS program. The contractor shall provide and pay for participating providers who may be called in as consultants to manage any physical problems.

         F. Transportation. The contractor shall be responsible for all transportation through ambulance, Mobile Intensive Care Units (MICUs), and invalid coach modalities, even if the enrollee is being transported to a Medicaid or NJ FamilyCare service that is not included in the contractor's benefit package including to MH/SA services.

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4.5      ENROLLEES WITH SPECIAL NEEDS

4.5.1    INTRODUCTION

         For purposes of this contract, adults with special needs includes complex/chronic medical conditions requiring specialized health care services, including persons with physical, mental, substance abuse, and/or developmental disabilities, including such persons who are homeless. Children with special health care needs are those who have or are at increased risk for a chronic physical, developmental, behavioral, or emotional condition and who also require health and related services of a type or amount beyond that required by children generally.

         In addition to the standards set forth in this Article, contractor shall make all reasonable efforts and accommodations to ensure that services provided to enrollees with special needs are equal in quality and accessibility to those provided to all other enrollees.

4.5.2    GENERAL REQUIREMENTS

         A. Identification and Service Delivery. The contractor shall have in place all of the following to identify and serve enrollees with special needs:

                  1. Methods for identifying persons at risk of, or having special needs who should be referred for a comprehensive needs assessment. (See Articles 4.5.4B and 4.6.5D for information on Complex Needs Assessments). Such methods should include the application of screening procedures/instruments for new enrollees as well as the conditions and indicators listed in Article 4.6.5D.1 and 2. These include review of hospital and pharmacy utilization and policies and procedures for providers or, where applicable, authorized persons, to make referrals of assessment candidates and for enrollees to self-refer for a Complex Needs Assessment.

                  2. Methods and guidelines for determining the specific needs of referred individuals who have been identified through a Complex Needs Assessment as having complex needs and developing care plans that address their service requirements with respect to specialist physician care, durable medical equipment, medical supplies, home health services, social services, transportation, etc. Article 4.5.4D contains additional information on Individual Health Care Plans.

                  3. Care management systems to ensure all required services, as identified through a Complex Needs Assessment, are furnished on a timely basis, and that communication occurs between participating and non-participating providers (to the extent the latter are used). Articles 4.5.4 and 4.6.5 contain additional information on care management.

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

                  4. Policies and procedures to allow for the continuation of existing relationships with non-participating providers, when appropriate providers are not available within network or it is otherwise considered by the contractor to be in the best medical interest of the enrollee with special needs. Articles 4.5.2D and 4.8.7G contain more specific standards for use of non-participating providers.

                  5. Methods to assure that access to all contractor-covered services, including transportation, is available for enrollees with special needs whose disabilities substantially impede activities of daily living. The contractor shall reasonably accommodate enrollees with disabilities and shall ensure that physical and communication barriers do not prohibit enrollees with disabilities from obtaining services from the contractor.

                  6. Services for enrollees with special needs must be provided in a manner responsive to the nature of a person's disability/specific health care need and include adequate time for the provision of the service.

         B. The contractor shall ensure that any new enrollee identified (either by the information on the Plan Selection form at the time of enrollment or by contractor providers after enrollment) as having complex/chronic conditions receives immediate transition planning. The planning shall be completed within a timeframe appropriate to the enrollee's condition, but in no case later than ten (10) business days from the effective date of enrollment when the Plan Selection form has an indication of special health care needs or within thirty
                  (30) days after special conditions are identified by a provider. This transition planning shall not constitute the IHCP described in Sections 4.5.4 and 4.6.5. Transition planning shall provide for a brief, interim plan to ensure uninterrupted services until a more detailed plan of care is developed. The transition planning process includes, but is not limited to:

                  1.       Review of existing care plans.

                  2. Preparation of a transition plan that ensures continuous care during the transfer into the contractor's network.

                  3. If durable medical equipment had been ordered prior to enrollment but not received by the time of enrollment, the contractor must coordinate and follow-through to ensure that the enrollee receives necessary equipment.

         C. Outreach and Enrollment Staff. The contractor shall have outreach and enrollment staff who are trained to work with enrollees with special needs, are knowledgeable about their care needs and concerns, and are able to converse in the different languages common among the enrolled population, including TDD/TT and American Sign Language if necessary.

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

         D. Specialty Care. The contractor shall have a procedure by which a new enrollee upon enrollment, or an enrollee upon diagnosis, who requires very complex, highly specialized health care services over a prolonged period of time, or with (i) a life-threatening condition or disease or (ii) a degenerative and/or disabling condition or disease, either of which requires specialized medical care over a prolonged period of time, may receive a referral to a specialist or a specialty care center with expertise in treating the life-threatening disease or specialized condition, who shall be responsible for and capable of providing and coordinating the enrollee's primary and specialty care.

                  If the contractor or primary care provider in consultation with the contractor's medical director and a specialist, if any, determines that the enrollee's care would most appropriately be coordinated by such specialist/specialty care center, the contractor shall refer the enrollee. Such referral shall be pursuant to a care plan approved by the contractor, in consultation with the primary care provider if appropriate, the specialist, care manager, and the enrollee (or, where applicable, authorized person). The contractor-participating specialist/specialty care center acting as both primary and specialty care provider shall be permitted to treat the enrollee without a referral from the enrollee's primary care provider and may authorize such referrals, procedures, tests and other medical services as the enrollee's primary care provider would otherwise be permitted to provide or authorize, subject to the terms of the care plan. If the specialist/specialty care center will not be providing primary care, then the contractor's rules for referrals apply. Consideration for policies and procedures should be given for a standing referral when on-going, long-term specialty care is required.

                  If the contractor refers an enrollee to a non contractor-participating provider, services provided pursuant to the approved care plan shall be provided at no additional cost to the enrollee. In no event shall the contractor be required to permit an enrollee to elect to have a non contractor-participating specialist/specialty care center.

                  For purposes of this Article a specialty care center shall mean the Centers of Excellence identified in Section B.4.10 of the Appendices. These centers have special expertise in treating life-threatening diseases/conditions and degenerative /disabling diseases/conditions.

         E. Dental. While the contractor must assure that enrollees with special needs have access to all medically necessary care, the State considers dental services to be an area meriting particular attention. The contractor, therefore, shall accept for network participation dental providers with expertise in the dental management of enrollees with developmental disabilities. All current providers of dental services to enrollees with developmental disabilities shall be considered for participation in the contractor's dental provider network. Credentialing and recredentialing standards must be maintained. The contractor shall make provisions for providers of dental services to enrollees with developmental disabilities to allow for limiting their dental practices at their choice to only those patients with developmental disabilities.

                  The contractor shall develop specific policies and procedures for the provision of dental services to enrollees with developmental disabilities. At a minimum, the policies and procedures shall address:

                  1. Special needs/issues of enrollees with developmental disabilities, including the importance of providing consultations and assistance to patient caregivers.

                  2. Provisions in the contractor's dental reimbursement system for initial and follow-up dental visits which may require up to 60 minutes on average to allow for a comprehensive dental examination and other services to include, but not limited to: a visual examination of the enrollee; appropriate radiographs; dental prophylaxis, including extra scaling and topical applications, such as fluoride treatments; non-surgical periodontal treatment, including root planing and scaling; the application of dental sealants on molars and premolars; thorough inquiries regarding patient medical histories; and most importantly, consultations with patient caregivers to establish a thorough understanding of proper dental management during visits.

                  3. Standards for dental visits that recognize the additional time that may be required in treatment of patients with developmental disabilities. Standards should allow for up to four (4) visits annually without prior authorization.

                  4. Provisions for home visits when medically necessary and where available.

                  5. Policies and procedures to ensure that providers specializing in the treatment of enrollees with developmental disabilities have adequate support staff to meet the needs of such patients.

                  6. Provisions for use and replacement of fixed as well as removable prosthetic devices as medically necessary and appropriate.

                  7. Provisions in the contractor's dental reimbursement system to reimburse dentists for the costs of preoperative and postoperative evaluations associated with dental surgery performed on patients with developmental disabilities. Preauthorization shall not be required for dental procedures performed during surgery on these patients for dentally appropriate restorative care provided under general anesthesia. Informed consent, signed by the enrollee or authorized person, must be obtained prior to the surgical procedure. Provisions should be made to evaluate such procedures as part of a post payment review process.

                  8. Provisions in the contractor's dental reimbursement system for dentists to receive reimbursement for the cost of providing oral hygiene instructions to caregivers to maintain a patient's overall oral health between dental visits. Such provisions shall include designing and implementing a "dental management" plan, coordinated by the care manager, for overseeing a patient's oral health.

                  9. The care manager of an enrollee with a developmental disability shall coordinate authorizations for dentally required hospitalizations by consulting with the plan's dental and medical consultants in an efficient and time-sensitive manner.

         F. After Hours. The contractor shall have policies and procedures to respond to crisis situations after hours for enrollees with special needs. Training sessions/materials and triage protocols for all staff/providers who respond to after- hours calls shall address enrollees with special needs. For example, protocols should recognize that a non-urgent condition for an otherwise healthy individual, such as a moderately elevated temperature, may indicate an urgent care need in the case of a child with a congenital heart anomaly.

         G. Behavior Problems. The contractor shall take appropriate steps to ensure that its care managers, network providers and Member Services staff are able to serve persons with behavior problems associated with developmental disabilities, including to the extent these problems affect their level of compliance. The contractor shall educate providers and staff about the nature of such problems and how to address them. The contractor shall identify providers who have expertise in serving persons with behavior problems.

         H. ADA Compliance. The contractor shall have written policies and procedures that ensure compliance with requirements of the Americans with Disabilities Act of 1990, and a written plan to monitor compliance to determine the ADA requirements are being met. The plan shall be sufficient to determine the specific actions that will be taken to remove existing barriers and/or to accommodate the needs of enrollees who are qualified individuals with a disability. The plan shall include the assurance of appropriate physical access to obtain included benefits for all enrollees who are qualified individuals with a disability including, but not limited to, the following:

                  1. Street level access or accessible ramp into facilities;

                  2.       Access to lavatory; and

                  3.       Access to examination rooms.

                  The contractor shall also address in its policies and procedures regarding ADA compliance the following issues:

                  1. Provider refusal to treat qualified individuals with disabilities, including but not limited to individuals with HIV/AIDS.

                  2. Contractor's role in ensuring providers receive available resource information on how to accommodate qualified individuals with a disability, particularly mobility impaired enrollees, in examination rooms and for examinations.

                  3. How the contractor will accommodate visual and hearing impaired individuals and assist its providers in communicating with these individuals.

                  4. How the contractor will accommodate individuals with communication-affecting disorders and assist its providers in communicating with these individuals.

                  5. Holding community events as part of its provider and consumer education responsibilities in places of public accommodation, i.e., facilities readily accessible to and useable by qualified individuals with disabilities.

                  6. How the contractor will ensure it will link qualified individuals with disabilities with the providers/specialists with the knowledge and expertise in treating the illness, condition, and special needs of the enrollees.

4.5.3    PROVIDER NETWORK REQUIREMENTS

         A. General. The contractor's provider network shall include primary care and specialist providers who are trained and experienced in treating individuals with special needs. The contractor shall ensure that such providers will be equally accessible to all enrollees covered under this contract.

                  1. The contractor shall operate a program to provide services for enrollees with special needs that emphasizes: (a) that providers are educated regarding the needs of enrollees with special needs; (b) that providers will reasonably accommodate enrollees with special needs; (c) that providers will assist enrollees in maximizing involvement in the care they receive and in making decisions about such care; and
                           (d) that providers maximize for enrollees with special needs independence and functioning through health promotions and preventive care, decreased hospitalization and emergency room care, and the ability to be cared for at home.

                  2. The contractor shall describe how its provider network will respond to the cultural and linguistic needs of enrollees with special needs.

                  3. The network shall include primary care providers and dentists whose clinical practice has specialized to some degree in treating one or more groups of children and adults with complex/chronic or disabling conditions. To the extent possible, children and adults with complex physical conditions should be in the care of board certified pediatricians and family practitioners or internists, respectively, or subspecialists, as appropriate.

                  4. The network shall include adult and pediatric subspecialists for cardiology, hematology/oncology, gastroenterology, emergency medicine, endocrinology, infectious disease, orthopedics, neurology, neurosurgery, ophthalmology, physiatry, pulmonology, surgery, and urology, as well as providers who have knowledge and experience in behavioral- developmental pediatrics, adolescent health, geriatrics, and chronic illness management.

                  5. The network shall include an appropriate and accessible number of institutional facilities, professional allied personnel, home care and community based services to perform the contractor-covered services included in this contract.

         B. SCHSNA. The contractor shall include in its provider network Special Child Health Services Network Agencies (SCHSNA) for children with special health care needs. These agencies are designated and approved by the Department of Health and Senior Services and include Pediatric Ambulatory Tertiary Centers (pediatric tertiary centers may also be used when a pediatric subspecialty is not sufficiently accessible in a county to meet the needs of the child), Regional Cleft Lip/Palate Centers, Pediatric AIDS/HIV Network, Comprehensive Regional Sickle Cell/Hemoglobinopathies Treatment Centers, PKU Treatment Centers, Genetic Testing and Counseling Centers, and Hemophilia Treatment Centers, and others as designated from time to time by the Department of Health and Senior Services. A list of such providers is found in Section B.4.10 of the Appendices.

         C. Credentialing. The contractor shall collect and maintain, as part of its credentialing process or through special survey process, information from licensed practitioners including pediatricians and pediatric subspecialists about the nature and extent of their experience in serving children with special health care needs including developmental disabilities.

4.5.4    CARE MANAGEMENT AND COORDINATION OF CARE FOR PERSONS WITH SPECIAL NEEDS

         A. The contractor shall provide coordination of care to actively link the enrollee to providers, medical services, residential, social and other support services as needed. For persons with special needs, care management shall be provided, but, for those with higher needs, as determined through the Complex Needs Assessment (the CNA is described in Article 4.6.5), the contractor shall provide care management at a higher level of intensity. (See Section B.4.12 of the Appendices for a flowchart of the three levels of care management.) Specific requirements for this highest level of care management are described below.

         B. Complex Needs Assessment. For enrollees with special needs, the contractor shall perform a Complex Needs Assessment no later than forty-five (45) days (or earlier, if urgent) from initial enrollment if special needs are indicated on the Plan Selection Form or from the point of identification of special needs. See 4.6.5 for a description of the CNA. Additional time will be permitted if the contractor demonstrates a good faith level of effort in developing the CNA, and the contractor has in place a continuum of care while assessment is being completed.

         C. Experience and Caseload. Care managers for enrollees who require a higher level of care management will have the same role and responsibilities as the care manager for the lower intensity care management and additionally will address the complex intensive needs of the enrollee identified as being at "high risk" of adverse medical outcomes absent active intervention by the contractor. For example, a visually-impaired, insulin-dependent diabetic who requires frequent glucose monitoring, nutritional guidance, vision checks, and assistance in coordination with visits with multiple providers, therapeutic regimen, etc. The contractor shall provide intensive acute care services to treat individuals with multiple complex conditions. The number of medical and social services required by an enrollee in this level of care management will generally be greater, thus the number of linkages to be created, maintained, and monitored, including the promotion of communication among providers and the consumer and of continuity of care, will be greater. The contractor shall provide these enrollees greater assistance with scheduling appointments/visits. The intensity and frequency of interaction with the enrollee and other members of the treatment team will also be greater. The care manager shall contact the enrollee bi-weekly or as needed.

                  1. At a minimum, the care manager for this level of care management shall include, but is not limited to, individuals who hold current RN licenses with at least three (3) years experience serving enrollees with special needs or a graduate degree in social work with at least two (2) years experience serving enrollees with special needs.

                  2. The contractor shall ensure that the care manager's caseload is adjusted, as needed, to accommodate the work and level of effort needed to meet the needs of the entire case mix of assigned enrollees including those determined to be high risk.

                  3. The contractor should include care managers with experience working with pediatric as well as adult enrollees with special needs.

         D. IHCPs. The contractor through its care manager shall ensure that an Individual Health Care Plan (IHCP) is developed and implemented as soon as possible, according to the circumstances of the enrollee. The contractor shall ensure the full participation and consent of the enrollee or, where applicable, authorized person and participation of the enrollee's PCP and other case managers identified through the Complex Needs Assessment (e.g. DDD case manager) in the development of the plan.

         E. The contractor shall provide written notification to the enrollee, or authorized person, of the name of the care manager as soon as the IHCP is completed. The contractor shall have a mechanism to allow for changing levels of care management as needs change.

         F. Offering of Service. The contractor shall offer and document the enrollee's response for this higher level care management to enrollees (or, where applicable, authorized persons) who, upon completion of a Complex Needs Assessment, are determined to have complex needs which merit development of an IHCP and comprehensive service coordination by a care manager. Enrollees shall have the right to decline coordination of care services; however, such refusal does not preclude the contractor from case managing the enrollee's care.

4.5.5    CHILDREN WITH SPECIAL HEALTH CARE NEEDS

         A. The contractor shall provide services to children with special health care needs, who may have or are suspected of having serious or chronic physical, developmental, behavioral, or emotional conditions (short-term, intermittent, persistent, or terminal), who manifest some degree of delay or disability in one or more of the following areas: communication, cognition, mobility, self-direction, and self-care; and with specified clinically significant disturbance of thought, behavior, emotions, or relationships that can be described as a syndrome or pattern, generally resulting from neurochemical dysfunction, negative environmental influences, or some combination of both. Services needed by these children may include but are not limited to psychiatric care and substance abuse counseling for DDD clients (appropriate referrals for all other pediatric enrollees); medications; crisis intervention; inpatient hospital services; and intensive care management to assure adherence to treatment requirements.

         B.       The contractor shall be responsible for establishing:

                  1. Methods for well child care, health promotion, and disease prevention, specialty care for those who require such care, diagnostic and intervention strategies, home therapies, and ongoing ancillary services, as well as the long-term management of ongoing medical complications.

                  2. Care management systems for assuring that children with serious, chronic, and rare disorders receive appropriate diagnostic work-ups on a timely basis.

                  3. Access to specialty centers in and out of New Jersey for diagnosis and treatment of rare disorders. A listing of specialty centers is included in Section
                           B.4.10 of the Appendices.

                  4. Policies and procedures to allow for continuation of existing relationships with out-of-network providers, when considered to be in the best medical interest of the enrollee.

         C. Linkages. The contractor shall have methods for coordinating care and creating linkages with external organizations, including but not limited to school districts, child protective service agencies, early intervention agencies, behavioral health, and developmental disabilities service organizations. At a minimum, linkages shall address:

                  1. Contractor's process for generating or receiving referrals, and sharing information;

                  2. Contractor's process for obtaining consent from enrollees or, where applicable, authorized persons to share individual beneficiary medical information; and

                  3. Ongoing coordination efforts (regularly scheduled meetings, newsletters, joint community based project).

         D. IEPs. The contractor shall cooperate with school districts to provide medically necessary contractor-covered services when included as a recommendation in an enrollee's Individualized Education Program (IEP) developed by the school district's child study team, e.g. recommended medications or DME. The contractor shall work with local school districts to develop and implement procedures for linking and coordinating services for children who need to receive medical services under an Individualized Education Plan, in order to prevent duplication of services, and to provide for cost effective services. Those services which are included in the IEP as required services are paid for by the school district, e.g. physical therapy. Services covered under the Special Education Medicaid Initiative (SEMI) program, or not included in Article 4.1 of this contract, or not available under EPSDT are not the contractor's responsibility. The provision of services shall be based on medical necessity as defined in this contract.

         E. Early Intervention. The contractor shall cooperate with and coordinate its services with local Early Intervention Programs to provide medically necessary (as defined in this contract) contractor-covered services included in the

                  Individualized Family Support Plan (IFSP). These programs are comprehensive, community based programs of integrated developmental services which use a family centered approach to facilitate the developmental progress of children between the ages of birth and three (3) years of age whose developmental patterns are atypical, or are at serious risk to become atypical through the influence of certain biological or environmental risk factors. At a minimum, the contractor must have policies and procedures for identifying children who are candidates for early intervention, making referrals through Special Child Health Services County Case Management Units (See Appendix B.4.11) in accordance with the Department of Health and Senior Services procedures for referrals, and sharing information with early intervention providers.

4.5.6    CLIENTS OF THE DIVISION OF DEVELOPMENTAL DISABILITIES

         A. The contractor shall provide all physical health services required by this contract as well as the MH/SA services included in the Medicaid State Plan to enrollees who are clients of DDD. The contractor shall include in its provider network a specialized network of providers who will deliver both physical as well as MH/SA services (in accordance with Medicaid program standards) to clients of DDD, and ensure continuity of care within that network.

         B. The contractor's specialized network shall provide disease management services for clients of DDD, which shall include participation in:

                  1. Care Management, including Complex Needs Assessment, development and implementation of IHCP, referral, coordination of care, continuity of care, monitoring, and follow-up and documentation.

                  2. Coordination of care across multi-disciplinary treatment teams to assist PCPs in identifying the providers within the network who will meet the specific needs and health care requirements of clients of DDD with both physical health and MH/SA needs and provide continuity of care with an identified provider who has an established relationship with the patient.

                  3. Apply quality improvement techniques/protocols to effect improved quality of life outcomes.

                  4. Design and implement clinical pathways and practice guidelines that will produce overall quality outcomes for specific diseases/conditions identified in clients of DDD.

                  5.       Medical treatment.

         C. The specialized provider network shall consist of credentialed providers for physical health and MH/SA services, who have experience and expertise in treating clients of DDD who have both physical health and MH/SA needs, and who can provide internal management of the complex care needs of these enrollees. The contractor shall ensure that the specialized provider network will be able to deliver identified physical health and MH/SA outcomes.

         D. Clients of DDD may, at their option, receive their physical health and/or MH/SA services from any qualified provider in the contractor's network. They are not required to receive their services through the contractor's specialized network.

         E. Individuals who are both DYFS clients and clients of DDD who voluntarily enroll shall receive MH/SA services through the contractor's network.

4.5.7    PERSONS WITH HIV/AIDS

         A. Pregnant Women. The contractor shall implement a program to educate, test and treat pregnant women with HIV/AIDS to reduce perinatal transmission of HIV from mother to infant. All pregnant women shall receive HIV education and counseling and HIV testing with their consent as part of their regular prenatal care. A refusal of testing shall be documented in the patient's medical record. Additionally, counseling and education regarding perinatal transmission of HIV and available treatment options (the use of Zidovudine [AZT] or most current treatment accepted by the medical community for treating this disease) for the mother and newborn infant should be made available during pregnancy and/or to the infant within the first months of life. The contractor shall submit a quarterly report on HIV referrals and treatment. (See Section
                  A.7.15 of the Appendices (Table 13).)

         B. Prevention. The contractor shall address the HIV/AIDS prevention needs of uninfected enrollees, as well as the special needs of HIV+ enrollees. The contractor shall establish:

                  1. Methods for promoting HIV prevention to all enrollees in the contractor's plan. HIV prevention information shall be consistent with the enrollee's age, sex, and risk factors as well as culturally and linguistically appropriate.

                  2. Methods for a commodating self-referral and early treatment.

                  3. A process to facilitate access to specialists and/or include HIV/AIDS specialists as PCPs.

                  4. Methods for education concerning HIV/AIDS risk reduction.

                  5.       A process for HIV/AIDS testing and counseling.

         C. Traditional Providers. The contractor shall include traditional HIV/AIDS providers in its networks, including HIV/AIDS Specialty Centers (Centers of

                  Excellence), and shall establish linkages with AIDS clinical educational programs to keep current on up-to-date treatment guidelines and standards.

         D. Current Protocols. The contractor shall establish policies and procedures for its providers to assure the use of the most current diagnosis and treatment protocols and standards established by the DHSS and the medical community.

         E. Care Management. The contractor shall develop and implement an HIV/AIDS care management program with adequate capacity to provide services to all enrollees who would benefit from HIV/AIDS care management services. Contractors shall establish linkage with Ryan White CARE Act grantees for these services either through a contract, MOA, or other cooperative working agreement approved by the Department.

         F. ADDP. The contractor shall have policies and procedures for supplying DHSS application forms and referring qualified NJ FamilyCare enrollees to the AIDS Drug Distribution Program
                  (ADDP). Qualified individuals, described in Article 8.5.16, receive protease inhibitors and certain anti-retrovirals solely through the ADDP. The contractor shall ensure timely referral for registration with the program to assure these individuals receive appropriate and timely treatment.

4.6      QUALITY MANAGEMENT SYSTEM

         A. The contractor shall provide for medical care and health services that comply with federal and State Medicaid and NJ FamilyCare standards and regulations and shall satisfy all applicable requirements of the federal and State statutes and regulations pertaining to medical care and services.

                  1. The contractor shall fulfill all its obligations under this contract so that all health care services required by its enrollees under this contract will meet quality standards within the acceptable medical practice of care for that individual, consistent with the medical community standards of care, and such services will comply with equal amount, duration, and scope requirements in this contract, as described in
                           Article 4.1.

         B. The contractor shall use its best efforts to ensure that persons and entities providing care and services for the contractor in the capacity of physician, dentist, CNP/CNS, physician's assistant, CNM, or other medical professional meet applicable licensing, certification, or qualification requirements under New Jersey law or applicable state laws in the state where service is provided, and that the functions and responsibilities of such persons and entities in providing medical care and services under this contract do not exceed those permissible under New Jersey law. This shall also include knowledge, training and experience in providing care to individuals with special needs.

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4.6.1    QUALITY ASSESSMENT AND PERFORMANCE IMPROVEMENT PLAN

         A. General. The contractor shall implement and maintain a Quality Assessment and Performance Improvement program (QAPI) that is capable of producing prospective, concurrent, and retrospective analyses. Delegation of any QAPI activities shall not relieve the contractor of its obligations to perform all QAPI functions.

         B. Goals. The contractor's QAPI shall be based on [Reserved] CMS Guidelines and shall:

                  1. Provide for health care that is medically necessary with an emphasis on the promotion of health in an effective and efficient manner;

                  2. Assess the appropriateness and timeliness of the care provided;

                  3. Evaluate and improve, as necessary, access to care and quality of care with a focus on improving enrollee outcomes; and

                  4. Focus on the clinical quality of medical care rendered to enrollees.

         C. Required Standards. The contractor's QAPI shall include all standards described in New Jersey modified QARI/QISMC (See Section B.4.14 of the Appendices). The following standards shall be included in addition to the QARI/QISMC requirements:

                  1. QM Committee. The contractor shall have adequate general liability insurance for members of the QM committee and subcommittees, if any. The committee shall include representation by providers who serve enrollees with special needs.

                  2. Medical Director. The contractor shall have on staff a Medical Director who is currently licensed in New Jersey as a Doctor of Medicine or Doctor of Osteopathic Medicine. The Medical Director shall be responsible for:

                           a. The development, implementation and medical interpretation of medical policies and procedures to guide and support the provision of medical care to enrollees;

                           b.       Oversight of provider recruitment
                                    activities;

                           c. Reviewing all providers' applications and making recommendations to those with contracting authority regarding credentialing and reappointing all providers prior to the providers' contracting (or renewal of contract) with the contractor's plan;

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                           d.       Continuing surveillance of the performance
                                    of providers in their provision of health care to enrollees;

                           e. Administration of all medical activities of the contractor;

                           f. Continuous assessment and improvement of the quality of care provided to enrollees;

                           g. Serving as Chairperson of Quality Management Committee; [Note: the medical director may designate another physician to serve as chairperson with prior approval from DMAHS.]

                           h. Oversight of provider education, in-service training and orientation;

                           i. Assuring that adequate staff and resources are available for the provision of proper medical care to enrollees; and

                           j. The review and approval of studies and responses to DMAHS concerning QM matters.

                  3. Enrollee Rights and Responsibilities. Shall include the right to the Medicaid Fair Hearing Process for Medicaid enrollees.

                  4. Medical Record standards shall address both Medical and Dental records. Records shall also contain notation of any cultural/linguistic needs of the enrollee.

                  5. Provider Credentialing. Before any provider may become part of the contractor's network, that provider shall be credentialed by the contractor. ,The contractor must comply with Standard IX of NJ modified QARI/QISMC (Section B.4.14 of the Appendices). Additionally, the contractor's credentialing procedures shall include verification that providers and subcontractors have not been suspended, debarred, disqualified, terminated or otherwise excluded from Medicaid, Medicare, or any other federal or state health care program. The contractor shall obtain federal and State lists of suspended/debarred providers from the appropriate agencies.

                  6. Institutional and Agency Provider Credentialing. The contractor shall have written policies and procedures for the initial quality assessment of institutional and agency providers with which it intends to contract. At a minimum, such procedures shall include confirmation that a provider has been reviewed and approved by a recognized accrediting body and is in good standing with State and federal regulatory bodies. If a provider has not been approved by a recognized accrediting body, the contractor shall develop and implement standards of participation. For home health agency and hospice agency providers, the contractor shall verify that the providers are licensed and meet Medicare certification participation requirements.

                  7. Delegation/subcontracting of QAPI activities shall not relieve the contractor of its obligation to perform all QAPI functions. The contractor shall submit a written request and a plan for active oversight of the QAPI activities to DMAHS for review and approval prior to subcontracting/delegating any QAPI responsibilities.

4.6.2    QAPI ACTIVITIES

         The contractor shall carry out the activities described in its QAPI. The contractor shall develop and submit to DMAHS annually an annual work plan of expected accomplishments which includes a schedule of clinical standards to be developed, medical care evaluations to be completed, and other key quality assurance activities to be completed. The contractor shall also prepare and submit to DMAHS an annual report on quality assurance activities which demonstrate the contractor's accomplishments, compliance and/or deficiencies in meeting its previous year's work plan and should include studies undertaken, subsequent actions, and aggregate data on utilization and clinical quality of medical care rendered.

         The contractor's quality assurance activities shall include, at a minimum:

         A. Guidelines. The contractor shall develop guidelines that meet the requirements of 42 CFR 438 for the management of selected diagnoses and basic health maintenance, and shall distribute all standards, protocols, and guidelines to all providers and upon request to enrollees.

         B. Treatment Protocols. The contractor may use treatment protocols, however, such protocols shall allow for adjustments based on the enrollee's medical condition and contributing family and social factors.

         C. Monitoring. The contractor shall have procedures for monitoring the quality and adequacy of medical care including:
                  1) assessing use of the distributed guidelines and 2) assessing possible under-treatment/under-utilization of services.

         D. Focused Evaluations. The contractor shall have procedures for focused medical care evaluations to be employed when indicators suggest that quality may need to be studied. The contractor shall also have procedures for conducting problem-oriented clinical studies of individual care.

         E. Follow-up. The contractor shall have procedures for prompt follow-up of reported problems and complaints involving quality of care issues.

         F.       Reserved.

         G. Data Collection. The contractor shall have procedures for gathering and trending data including outcome data.

         H. Mortality Rates. The contractor shall review inpatient hospital mortality rates of its enrollees.

         I. Corrective Action. The contractor shall have procedures for informing providers of identified deficiencies, conducting ongoing monitoring of corrective actions, and taking appropriate follow-up actions, such as instituting progressive sanctions and appeal processes. The contractor shall conduct reassessments to determine if corrective action yields intended results.

         J. Discharge Planning. The contractor shall have procedures to ensure adequate discharge planning, and to include coordination [Reserved] of services for enrollees with special needs.

         K. Ethical Issues. The contractor shall comply and monitor its providers for compliance with state and federal laws and regulations concerning ethical issues, including but not limited to:

                  -        Advance Directives

                  -        Family Planning services for minors

                  -        Other issues as identified

                  Contractor shall submit report annually or within thirty (30) days to DMAHS with changes or updates to the policies.

         L. Emergency Care. The contractor shall have methods to track emergency care utilization and to take follow-up action, including individual counseling, to improve appropriate use of urgent and emergency care settings.

         M. New Medical Technology. The contractor shall have policies and procedures for criteria which are based on scientific evidence for the evaluation of the appropriate use of new medical technologies or new applications of established technologies including medical procedures, drugs, devices, assistive technology devices, and DME.

         N. Informed Consent. The contractor is required and shall require all participating providers to comply with the informed consent forms and procedures for hysterectomy and sterilization as specified in 42 C.F.R. Part 441, Sub-part B, and shall include the annual audit for such compliance in its quality assurance reviews of participating providers. Copies of the forms are included in Section B.4.15 of the Appendices.

         O. Continuity of Care. The contractor's Quality Management Plan shall include a continuity of care system including a mechanism for tracking issues over time with an emphasis on improving health outcomes, as well as preventive services and maintenance of function for enrollees with special needs.

         P. HEDIS. The contractor shall submit annually, on a date specified by the State, HEDIS 3.0 data or more updated version, aggregate population data as well as, if available, the contractor's commercial and Medicare enrollment HEDIS data for its aggregate, enrolled commercial and Medicare population in the State or region (if these data are collected and reported to DHSS, a copy of the report should be submitted also to DMAHS) the following clinical indicator measures:

                         HEDIS                                         Report Period
                  Reporting Set Measures                              by Contract Year
                  ----------------------                              ----------------
Childhood Immunization Status                                             annually
Adolescent Immunization Status                                            annually
Well-Child Visits in first 15 months of life                              annually
Well-Child Visits in the 3rd, 4th, 5th and 6th year of life               annually
Adolescent Well-Care Visits                                               annually
Prenatal and Postpartum Care                                              annually
Frequency of Ongoing Prenatal Care                                        annually
Breast Cancer Screening                                                   annually

         Q. Quality Improvement Projects (QIPs). The contractor shall participate in QIPs defined annually by the State with input from the contractor. The State will, with input from the contractor and possibly other MCEs, define measurable improvement goals and QIP-specific measures which shall serve as the focus for each QIP. The contractor shall be responsible for designing and implementing strategies for achieving each QIP's objectives. At the beginning of each contract year the contractor shall present a plan for designing and implementing such strategies, which shall receive approval from the State prior to implementation. The contractor shall then submit semiannual progress reports summarizing performance relative to each of the objectives of each contract year.

                  The QIPs shall be completed annually and shall include the areas identified below. The external review organization (ERO) under contract with DHS shall prepare a final report for year one that will contain data, using State-approved sampling and measurement methodologies, for each of the measures below. Changes in required QIPs shall be defined by the DHS and incorporated into the contract by amendment.

                  For each measure the DHS will identify a baseline and a compliance standard. Baseline data, target standards, and compliance standards shall be established or updated by the State.

                  If DHS determines that the contractor is not in compliance with the requirements of the annual QIP objectives, either based on the contractor's progress report or the ERO's report, the contractor shall prepare and submit a corrective action plan for DHS approval.

                  1.       Well-Child Care (EPSDT)

                           The QIP for Well-Child Care shall focus upon achieving compliance with the EPSDT periodicity schedule (See Article 4.2.6) in the following priority areas:

                                                            Minimum
                                             Performance   Compliance   Discretionary
               Clinical Area                  Standard      Standard      Sanction
-------------------------------------------------------------------------------------
 Age-appropriate
 Comprehensive exams

 < 1 year old                                    80%           60%          60-70%
 1-2 years old                                   80%           60%          60-70%
 3-5 years old (at least 1 visit)                80%           65%          60-70%
 6-9 years old (at least 1 visit)                80%           60%          60-70%
 10-14 years old (at least 1 visit)              80%           60%          60-70%
 15-18 years old (at least 1 visit)              80%           60%          60-70%
 19-20 years old (at least 1 visit)              80%           60%          60-70%

-------------------------------------------------------------------------------------
 Immunizations
 2 year olds (combined rate)                     80%           60%          60-70%
-------------------------------------------------------------------------------------
 Annual Dental Visit -
 3-12 yr olds                                    80%           60%          60-70%
 13- 21 yr olds                                  80%           60%          60-70%
-------------------------------------------------------------------------------------
 Lead screens (6 months through 4 yr olds)       80%           60%          60-70%
-------------------------------------------------------------------------------------

                  2.       Prenatal Care and Pregnancy Outcome

                           The QIP for Prenatal Care and Pregnancy Outcome shall focus upon achieving improvements in compliance with prenatal care protocols and in obtaining positive pregnancy outcomes

                                                             Compliance
         Clinical Area                   Target Standard     Standard
-----------------------------------------------------------------------
Initial visit in first trimester or
 within 6 wks of enrollment                   85%               75%
-----------------------------------------------------------------------
Adequate frequency of prenatal care           85%               75%
-----------------------------------------------------------------------
Low birth weight babies
-----------------------------------------------------------------------

1500 grams or less                             -                 1%
2500 grams or less                             -                 6%
-----------------------------------------------------------------------
Post partum exam within 60 days after
 delivery                                     75%               60%
-----------------------------------------------------------------------

         R. Care for Persons with Disabilities and the Elderly (Defined as SSI-Aged and New Jersey Care - Aged enrollees and SSI and New Jersey Care enrollees with disabilities)

                  1. General. The contractor's Quality Department shall promote improved or clinical outcomes and enhanced quality of life for elderly enrollees and enrollees with disabilities. The Quality Department shall:

                           a.       Oversee quality of life indicators, such as:

                                    i.       Degree of personal autonomy;

                                    ii.      Provision of services and supports
                                             that assist people in exercising
                                             medical and social choices;

                                    iii.     Self-direction of care to the
                                             greatest extent appropriate; and

                                    iv.      Maximum use of natural support
                                             networks.

                           b. Review persistent or significant complaints from elderly enrollees and enrollees with disabilities or their authorized person, identified through contractors' complaint procedures and through external oversight;

                           c. Review quality assurance policies, standards and written procedures to ensure they adequately address the needs of elderly enrollees and enrollees with disabilities;

                           d. Review utilization of services, including any relationship to adverse or unexpected outcomes specific to elderly enrollees and enrollees with disabilities;

                           e. Develop written procedures and protocols for at least the following:

                                    i.       Assessing the quality of complex
                                             health care/care management;

                                    ii.      Ensuring contractor compliance with
                                             the Americans with Disabilities
                                             Act; and

                                    iii.     Instituting effective health
                                             management protocols for elderly
                                             enrollees and enrollees with
                                             disabilities.

                           f. Develop and test methods to identify and collect quality measurements including measures of treatment efficacy of particular relevance to elderly enrollees and enrollees with disabilities.

                           g. The contractor shall submit by March 1st of each year an annual report of the quality activities of this Article.

                  2. Initiatives for Aged. The contractor shall implement specific initiatives for the aged population through the development of programs and protocols approved by DMAHS annually including:

                           a. The contractor shall develop a program to ensure provision of the pneumococcal vaccine and influenza immunizations, as recommended by the Centers for Disease Control (CDC). The adult preventive immunization program shall include the following components:

                                    i.       Development, distribution, and
                                             measurement of PCP compliance with
                                             practice guidelines;

                                    ii.      Educational outreach for enrollees
                                             and practitioners;

                                    iii.     Access for ambulatory and homebound
                                             enrollees; and

                                    iv.      Mechanism to report to DMAHS, via
                                             encounter data, all immunizations
                                             given.

                           b. The contractor shall develop a program to ensure the provision of preventive cancer screening services including, at a minimum, mammography and prostate cancer screening. The program shall include the following components:

                                    i.       Measurement of provider compliance
                                             with performance standards;

                                    ii.      Education outreach for both
                                             enrollees and practitioners
                                             regarding preventive cancer
                                             screening services;

                                    iii.     Mammography services for women ages
                                             sixty-five (65) to seventy-five
                                             (75) offered at least annually;

                                    iv.      Screen for prostate cancer
                                             scheduled for enrollees aged
                                             sixty-five (65) to seventy-five
                                             (75) at least every two (2) years;
                                             and

                                    v.       Documentation on medical records of
                                             all tests given, positive findings
                                             and actions taken to provide
                                             appropriate follow-up care.

                           c. The contractor shall develop specific programs for the care of enrollees identified with congestive heart failure, chronic obstructive lung disease (COPD), diabetes, hypertension, and depression. The program shall include the following:

                                    i.       Written quality of care plan to
                                             monitor clinical management,
                                             including diagnostic,
                                             pharmacological, and functional
                                             standards and to evaluate outcomes
                                             of care;

                                    ii.      Measurement and distribution to
                                             providers of reports on outcomes of
                                             care;

                                    iii.     Educational programming for
                                             enrollees and significant
                                             caregivers which emphasizes
                                             self-care and maximum independence;

                                    iv.      Educational materials for clinical
                                             providers in the best practices of
                                             managing the disease;

                                    v.       Evaluation of effectiveness of each
                                             program by measuring outcomes of
                                             care; and

                           d. The contractor shall develop a program to manage the care for enrollees identified with cognitive impairments. The program shall include the following:

                                    i.       Written quality of care plans to
                                             monitor clinical management,
                                             including functional standards, and
                                             to evaluate outcomes of care;

                                    ii.      Measurement and distribution to
                                             providers of reports on outcomes of
                                             care;

                                    iii.     Educational programming for
                                             significant caregivers which
                                             emphasizes community based care and
                                             support systems for caregivers; and

                                    iv.      Educational materials for clinical
                                             providers in the best practices of
                                             managing cognitive impairments.

                           e.       Initiatives to Prevent Long Term
                                    Institutionalization: Contractor shall
                                    develop a program to prevent unnecessary or inappropriate nursing facility admissions for the ABD, dually eligible population. This program shall include, but is not limited to, the following:

                                    i.       Identification of medical and
                                             social conditions that indicate
                                             risk of being institutionalized;

                                    ii.      Monitoring and risk assessment
                                             mechanisms that assist PCPs and
                                             others to identify enrollees
                                             at-risk of institutionalization;

                                    iii.     Protocols to ensure the timely
                                             provision of appropriate preventive
                                             care services to at-risk enrollees.
                                             Such protocols should emphasize
                                             continuity of care and coordination
                                             of services; and

                                    iv.      Provision of home/community
                                             services covered by the contractor
                                             as needed.

                           f.       Abuse and Neglect Identification Initiative:
                                    Contractor shall develop a program on
                                    prevention, awareness, and treatment of
                                    abuse and neglect of enrollees, to include the following:

                                    i.       Diagnostic tools for identifying
                                             enrollees who are experiencing or
                                             who are at risk of abuse and
                                             neglect;

                                    ii.      Protocols and interventions to
                                             treat abuse and neglect of
                                             enrollees, including ongoing
                                             evaluation of the effectiveness of
                                             these protocols and interventions;
                                             and

                                    iii.     Coordination of these efforts
                                             through the PCP.

                  3. Focused Studies for Persons with Disabilities and the Elderly. The contractor shall cooperate with the DMAHS and the ERO in providing the data and in participating in the focused studies for persons with disabilities and the elderly. The study and final report will be conducted and prepared by the ERO.

                           a.       Preventive Medicine

                                    i.       Influenza vaccinations rates:
                                             percentage of enrollees who have
                                             received an influenza vaccination
                                             in the past year;

                                    ii.      Pneumonia vaccination rate:
                                             percentage of enrollees who have
                                             received the pneumonia vaccination
                                             at any time.

                                    iii.     Biennial eye examination:
                                             percentage of enrollees receiving
                                             vision screening in the past two
                                             (2) years;

                                    iv.      Biennial hearing examination:
                                             percentage of enrollees receiving
                                             hearing screening in the past two
                                             (2) years;

                                    v.       Screening for smoking: percentage
                                             of enrollees who reported smoking
                                             tobacco, and percentage of those
                                             encouraged to stop smoking during
                                             the past year;

                                    vi.      Screening for drug abuse:
                                             percentage of enrollees reporting
                                             alcohol utilization in the
                                             substance abuse risk areas, and
                                             percentage of those referred for
                                             counseling; and

                                    vii.     Screening for colon cancer:
                                             percentage of enrollees who
                                             received this service in the past
                                             two (2) years.

                           b.       Congestive Heart Failure (CHF):

                                    i.       The number of enrollees diagnosed
                                             with CHF:

                                    ii.      The number hospitalized for CHF and
                                             average lengths of stay;

                                    iii.     Percentage of enrollees for whom
                                             Angiotensin Converting Enzyme (ACE)
                                             Inhibitors were prescribed;

                                    iv.      Percentage for whom cardiac
                                             arrhythmias were diagnosed;

                                    v.       CHF readmission rate (the number of
                                             enrollees admitted more than once
                                             for CHF during the past year);

                                    vi.      CHF readmission rate ratio (the
                                             ratio of enrollees admitted more
                                             than once for CHF compared to
                                             enrollees admitted only once);

                                    vii.     Percentage who died during the past
                                             year in hospitals; and

                                    viii.    Percentage who died during the past
                                             year in non-hospital settings.

                           c.       Hypertension:

                                    i.       The number of enrollees identified
                                             as hypertensive using HEDIS
                                             methodology,

                                    ii.      Percentage who received a blood
                                             test for cholesterol or LDL.

         S. For the elderly and enrollees with disabilities, the contractor shall monitor and report outcomes annually to DMAHS of the following quality indicators of potential adverse outcomes and provide for appropriate education, outreach and care management, and other activities as indicated:

                  1.       Aspiration pneumonia

                  2.       Injuries, fractures, and contusions

                  3.       Decubiti

                  4.       Seizure management

         T.       Reserved.

         U. The contractor shall provide to DMAHS for review and approval a written description of its compensation methodology for marketing representatives, including details of commissions, financial incentives, and other income.

         V. Provider Performance Measures. The contractor shall conduct a multidimensional assessment of a provider's performance, and utilize such measures in the evaluation and management of those providers. Data shall be supplied to providers for their management activities. The contractor shall indicate in its QAPI/Utilization Management Plan how it will address this provision subject to DHS approval. At a minimum, the evaluation management approach shall address the following:

                  1. Resource utilization of services, specialty and ancillary services;

                  2.       Clinical performance measures on outcomes of care;

                  3.       Maintenance and preventive services;

                  4. Enrollee experience and perceptions of service delivery; and

                  5.        Access.

                  For MH/SA services provided to enrollees who are clients of DDD the contractor shall report MH/SA utilization data to its providers.

         W. Member Satisfaction. The State will assess member satisfaction of contractor services by conducting surveys employing the Consumer Assessments of Health Plans Study (CAHPS) survey, or another survey instrument specified by the State. The survey shall be stratified to capture statistically significant results for all categories of New Jersey Care 2000+ enrollees including AFDC/TANF, DYFS, SSI and New Jersey Care Aged, Blind and Disabled, NJ FamilyCare, pregnant and parenting women, and racial and linguistic minorities. Sample size, sample selection, and implementation methodology shall be determined by the State, with contractor input, to assure comparability of results across State contractors.

                  The contractor shall fully cooperate with the State and the independent survey administrator such that final, analyzed survey results shall be available from the survey administrator to the State, in a format approved by the State, by a date specified by the State of each contract year. Within sixty (60) days of receipt of the final, analyzed survey results sent to the contractor, it shall identify leading sources of enrollee dissatisfaction, specify additional measurement or intervention efforts developed to address enrollee dissatisfaction, and a timeline, subject to State approval, indicating when such activities will be completed. A status report on the additional measurement or intervention efforts shall be submitted to the State by a date specified by DMAHS. The contractor shall respond to and submit a corrective action to address and correct problems and deficiencies found through the survey.

                  If the contractor conducts a member satisfaction survey of its own, it shall send to DMAHS the results of the survey.

         X. Focus Groups. The State will annually conduct four focus groups with enrolled populations identified by the State and communicated in writing to the contractor. Objectives for the focus groups will be collaboratively developed by the State and the contractor. For the first contract year, two focus groups each will be conducted with enrollees who have communication-affecting disorders and with enrollees who are elderly.

                  Focus group results will be reported by the State. The contractor shall identify opportunities for improvement identified through the focus groups, specify additional measurement or intervention efforts developed to address the opportunities for improvement, and a timeline, subject to State approval, indicating when such activities will be completed. A status report on the additional measurement or intervention efforts shall be submitted annually to the State by a date specified by DMAHS.

         Y. ERO. Other "areas of concern" shall be monitored through the external review process. The External Review Organization
                  (ERO) shall, in its monitoring activities, validate the contractor's protocols, sampling, and review methodologies.

         Z. Community/Health Education Advisory Committee. The contractor shall establish and maintain a community advisory committee, consisting of persons being served by the contractor, including enrollees or authorized persons, individuals and providers with knowledge of and experience with serving elderly people or people with disabilities; and representatives from community agencies that do not provide contractor-covered services but are important to the health and well-being of members. The committee shall meet at least quarterly and its input and recommendations shall be employed to inform and direct contractor quality management activities and policy and operations changes. The DMAHS shall conduct on-site review of the membership of this committee, as well as the committee's activities throughout the year.

         AA. Provider Advisory Committee. The contractor shall establish and maintain a provider advisory committee, consisting of providers contracting with the contractor to serve enrollees. At least two providers on the committee shall maintain practices that predominantly serve Medicaid beneficiaries and other indigent populations, in addition to at least one other practicing provider on the committee who has experience and expertise in serving enrollees with special needs. The committee shall meet at least quarterly and its input and recommendations shall be employed to inform and direct contractor quality management activities and policy and operations changes. The DMAHS shall conduct on-site review of the membership of this committee, as well as the committee's activities throughout the year.

4.6.3    REFERRAL SYSTEMS

         A. The contractor shall have a system whereby enrollees needing specialty medical and dental care will be referred timely and appropriately. The system shall address authorization for specific services with specific limits or authorization of treatment and management of a case when medically indicated (e.g., treatment of a terminally ill cancer patient requiring significant specialist care). The contractor shall maintain and submit a flow chart accurately describing the contractor's referral system, including the title of the person(s) responsible for approving referrals. The following items shall be contained within the referral system:

                  1. Procedures for recording and tracking each authorized referral.

                  2. Documentation and assurance of completion of referrals.

                  3. Policies and procedures for identifying and rescheduling broken referral appointments with the providers and/or contractor as appropriate (e.g. EPSDT services).

                  4. Policies and procedures for accepting, resolving and responding to verbal and written enrollee requests for referrals made to the PCP and/or contractor as appropriate. Such requests shall be logged and documented. Requests that cannot be decided upon immediately shall be responded to in writing no later than five (5) business days from the date of receipt of the request (with a call made to the enrollee on final disposition) and postmarked the next day.

                  5. Policies and procedures for proper notification of the enrollee and where applicable, authorized person, the enrollee's provider, and the enrollee's care manager, including notice of right to appeal and/or right to a request a second opinion when services are denied.

                  6. A referral form which can be given to the enrollee or, where applicable, an authorized person to take to a specialist.

                  7. Referral form mailed, faxed, or sent by electronic means directly to the referral provider.

                  8. Telephoned authorization for urgent situations or when deemed appropriate by the enrollee's PCP or the contractor.

                  9. Where applicable, the contractor must also notify the contractor care manager or authorized person.

         B. The contractor shall provide a mechanism to assure the facilitation of referrals when traveling by an enrollee (especially when very ill) from one location to another to pick-up and deliver forms can cause undue hardship for the enrollee. Referrals from practitioners or prior authorizations by the contractor shall be sent/processed within two (2) working days of the request, one (1) day for urgent cases. The contractor shall have procedures to allow enrollees to receive a standing referral to a specialist in cases where an enrollee needs ongoing specialty care.

         C. The contractor shall not impose an arbitrary number of attempted dental treatment visits by a PCD as a condition prior to the PCD initiating any specialty referral requests.

         D. The contractor shall authorize any reasonable referral request from a PCP/PCD without imposing any financial penalties to the same PCP/PCD.

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         E.       All final decisions regarding denials of referrals, PAs,
                  treatment and treatment plans for non-emergency services shall be made by a physician and/or peer physician specialist or by a dentist/dental specialist in the case of dental services. Prior authorization decisions for non-emergency services shall be made within ten (10) business days or sooner as required by the needs of the enrollee.

4.6.4    UTILIZATION MANAGEMENT

         A. Utilization Review Plan. The contractor shall develop a written Utilization Review Plan that includes all standards described in the NJ modified QARI/QISMC (See Section B.4.14 of the Appendices). The written plan shall also include policies and procedures that address the following:

                  1. The contractor shall not deny benefits to require enrollees and providers to go through the appeal process in an effort to forestall and reduce needed benefits. The contractor shall not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the diagnosis, type of illness, or condition. The contractor shall provide all medically necessary services covered by the NJ Division of Medical Assistance and Health Services program in this contract. If a dispute arises concerning the provision of a service or the level of service, the service, if initiated, shall be continued until the issue is resolved.

                  2. Utilization Management Committee. The committee shall have written parameters for operating and will meet on a regular schedule, defined to be at least quarterly. Committee members shall be clearly identified and representative of the contractor's providers, accountable to the medical director and governing body, and shall maintain appropriate documentation of the committee's activities, findings, recommendations, and actions.

                  3. Data Collection and Reporting. The plan shall provide for systematic utilization data collection and analysis, including profiling of provider utilization patterns and patient results. The contractor must use aggregate data to establish utilization patterns, allow for trend analysis, and develop statistical profiles of both individual providers and all network providers. Such data shall be regularly reported to the contractor management and contractor providers. The plan shall also provide for interpretation of the data to providers.

                  4. Corrective Action. The plan shall include procedures for corrective action and follow-up activities when problems in utilization are identified.

                  5. Roles and Responsibilities. The plan shall clearly define the roles, functions, and responsibilities of the utilization management committee and medical director.

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                  6.       Prohibitions on Compensation. The contractor or the
                           contractor's delegated utilization review agent shall not permit or provide compensation or anything of value to its employees, agents or contractors based on:

                           a. Either a percentage of the amount by which a claim is reduced for payment or the number of claims or the cost of services for which the person has denied authorization or payment; or

                           b. Any other method that encourages the rendering of an adverse determination.

                  7. Retrospective Review. If a health care service has been pre-authorized or approved, the specific standards, criteria or procedures used in the determination shall not be modified pursuant to retrospective review.

                  8. Collection of Information. Only such information as is necessary to make a determination shall be collected. During prospective or concurrent review, copies of medical records shall only be required when necessary to verify that the health care services subject to review are medically necessary. In such cases, only the relevant sections of the records shall be required. Complete or partial medical records may be requested for retrospective reviews. In no event shall such information be reviewed by persons other than health care professionals, registered health information technicians, registered health information administrators, or administrative personnel who have received appropriate training and who will safeguard patient confidentiality.

                  9. Prohibited Actions. Neither the contractor's UM committee nor its utilization review agent shall take any action with respect to an enrollee or a health care provider that is intended to penalize or discourage the enrollee or the enrollee's health care provider from undertaking an appeal, dispute resolution or judicial review of an adverse determination.

         B. Prior Authorization. The contractor shall have policies and procedures for prior-authorization and have in effect mechanisms to ensure consistent application of service criteria for authorization decisions. Prior authorization shall be conducted by a currently licensed, registered or certified health care professional, including a registered nurse or a physician who is appropriately trained in the principles, procedures and standards of utilization review. The following timeframes and requirements shall apply to all prior authorization determinations:

                  1. Routine determinations. Prior authorization determinations for non-urgent services shall be made and a notice of determination provided by telephone and in writing to the provider within ten (10) business days (or

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                           sooner as required by the needs of the enrollee) of
                           receipt of necessary information sufficient to make an informed decision.

                  2. Urgent determinations. Prior authorization determinations for urgent services shall be made within twenty-four (24) hours of receipt of the necessary information, but no later than three (3) business days after receipt of the request for service.

                  3. Determination for Services that have been delivered. Determinations involving health care services which have been delivered shall be made within thirty (30) days of receipt of the necessary information.

                  4. Adverse Determinations. A physician with appropriate clinical experience in treating the enrollee's condition or disease and/or a physician peer reviewer shall make the final determination in all adverse determinations.

                  5. Continued/Extended Services. A utilization review agent shall make a determination involving continued or extended health care services, or additional services for an enrollee undergoing a course of continued treatment prescribed by a health care provider and provide notice of such determination to the enrollee or the enrollee's designee and to [Reserved] the enrollee's health care provider, by telephone and in writing within one (1) business day of receipt of the necessary information. Notification of continued or extended services shall include the number of extended services approved, the new total of approved services, the date of onset of services and the next review date. For services that require multiple visits, a series of tests, etc. to complete the service, the authorized time period shall be adequate to cover the anticipated span of time that best fits the service needs and circumstances of each individual enrollee.

                  6. Reconsiderations. The contractor's policies and procedures for authorization shall include consulting with the requesting provider when appropriate. The contractor shall have policies and procedures for reconsideration in the event that an adverse determination is made without an attempt to discuss such determination with the referring provider. Determinations in such cases shall be made within the timeframes established for initial considerations.

                  7. The contractor shall provide written notification to enrollees and/or, where applicable, an authorized person at the time of denial, deferral or modification of a request for prior approval to provide a medical/dental service(s), when the following conditions exist:

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                           a.       The request is made by a medical/dental or
                                    other health care provider who has a formal arrangement with the contractor to provide services to the enrollee.

                           b. The request is made by the provider through the formal prior authorization procedures operated by the contractor.

                           c. The service for which prior authorization is requested is a Medicaid covered service for which the contractor has established a prior authorization requirement.

                           d. The prior authorization decision is being made at the ultimate level of responsibility within the contractor's organization for approving, denying, deferring or modifying the service requested but prior to the point at which the enrollee must initiate the contractor's grievance procedure.

                  8. Notice of Action. Notice of Action shall be in writing and shall meet the language and format requirements of 42 CFR 438.10 to ensure ease of understanding. In the case of expedited appeal process, the contractor shall also provide oral notice. Written notification shall be given on a standardized form approved by the Department and shall inform the provider, enrollee or authorized person of the following:

                           a. Results of the resolution process and [Reserved] the effective date of the denial, reduction, suspension or termination of service, or other medical coverage determination;

                           b. The enrollee's rights to, and method for obtaining, a State hearing (Fair Hearing and/or IURO) to contest the denial, deferral or modification action;

                           c.       The enrollee's right to represent
                                    himself/herself at the State hearing or to be represented by legal counsel, friend or other spokesperson;

                           d. The action taken or intended to be taken by the contractor on the request for prior authorization and the reason for such action including clinical rationale and the underlying contractual basis or Medicaid authority;

                           e.       The name and address of the contractor;

                           f. Notice of internal (contractor) appeal rights and instructions on how to initiate such appeal;

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                           g.       Notice of the availability, upon request, of
                                    the clinical review criteria relied upon to make the determination;

                           h. The notice to the enrollee shall inform the enrollee that he or she may file an appeal concerning the contractor's action using the contractor's appeal procedure prior to or concurrent with the initiation of the State hearing process;

                           i. The contractor shall notify enrollees, and/or authorized persons within the time frames set forth in this contract and in 42 CFR 438.404(c);

                           j. The enrollee's right to have benefits continue (see Article 4.6.4C) pending resolution of the appeal and how to request that benefits be continued.

                  9. In no instance shall the contractor apply prior authorization requirements and utilization controls that effectively withhold or limit medically necessary services, or establish prior authorization requirements and utilization controls that would result in a reduced scope of benefits for any enrollee.

         C. Appeal Process for UM Determinations. The contractor shall have policies and procedures for the appeal of utilization management determinations and similar determinations. In the case of an enrollee who was receiving a covered service (from the contractor, another contractor, or the Medicaid Fee-for-Service program) prior to the determination, the contractor shall continue to provide the same level of service while the determination is in appeal. However, the contractor may require the enrollee to receive the service from within the contractor's provider network, if equivalent care can be provided within network.

                  1. The contractor shall provide that an enrollee, and any provider acting on behalf of the enrollee with the enrollee's consent (enrollee's consent shall not be required in the case of a deceased patient, or when an enrollee has relocated and cannot be found), may appeal any UM decision resulting in a denial, termination, or other limitation in the coverage of and access to health care services in accordance with this contract and as defined in C.2 under the procedures described in this Article. Such enrollees and providers shall be provided with a written explanation of the appeal process upon the conclusion of each stage in the appeal process.

                  2. Action [Reserved] means, at a minimum, any of the following:

                           a. An adverse determination under a utilization review program;

                           b.       Denial of access to specialty and other
                                    care;

                           c.       Denial of continuation of care;

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                           d.       Denial of a choice of provider;

                           e. Denial of coverage of routine patient costs in connection with an approved clinical trial;

                           f.       Denial of access to needed drugs;

                           g. The imposition of arbitrary limitation on medically necessary services; [Reserved]

                           h. Denial in whole or in part, of payment for a benefit.

                           i. Denial or limited authorization of a requested service, including the type or level of services;

                           j. The reduction, suspension, or termination of a previously authorized service;

                           k. Failure to provide services in a timely manner (See Article 5.12);

                           1. Denial of a service based on lack of medical necessity.

                  3. Hearings. If the contractor provides a hearing to the enrollee on the appeal, the enrollee shall have the right to representation. The contractor shall permit the enrollee to be accompanied by a representative of the enrollee's choice to any proceedings and grievances. Such hearing must take place in community locations convenient and accessible to the enrollee.

                  4. The appeal process shall consist of an informal internal review by the contractor (stage 1 appeal), a formal internal review by the contractor (stage 2 appeal), and a formal external review (stage 3 appeal) by an independent utilization review organization under the DHSS and/or the Medicaid Fair Hearing process that shall be in accordance with N.J.A.C 10:49 et seq. Stages 1-3 appeals shall be in accordance with N.J.A.C. 8:38-8 with the exception of time frames stated for stage 2 appeals where, for purposes of this contract, the contractor may extend the timeframes by up to 14 calendar days if the enrollee requests the extension or the contractor shows (to the DMAHS' satisfaction upon its request) that there is need for additional information and how the delay is in the enrollee's interest.

                  5. Utilization Management Appeals. Appropriate clinical personnel shall be involved in the investigation and resolution of all UM appeals. The processing of all such appeals shall be incorporated in the contractor's quality management activities and shall be reviewed periodically (at least quarterly) by the Medical Director/Dental Director.

                  6. Continuation of benefits. The MCO shall continue the enrollee's benefits if -

                           a. The enrollee or the provider files the appeal timely;

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                        b. The appeal involves the termination, suspension, or
                           reduction of a previously authorized course of treatment;

                        c. The services were ordered by an authorized provider;

                        d. The original period covered by the original
                           authorization has not expired.

                  7. Duration of continued or reinstated benefits. The
                     contractor shall continue the enrollee's benefits while an appeal is pending. The benefits must be continued until one of the following occurs: -

                     1. The enrollee withdraws the appeal.

                     2. Ten days pass after the contractor mails the notice,
                        providing the resolution of the appeal against the enrollee, unless the enrollee, within the 10-day timeframe, has requested a State fair hearing with continuation of benefits until a State fair hearing decision is reached.

                     3. A State fair hearing Office issues a hearing decision
                        adverse to the enrollee.

                     4. The time period to service limits of a previously
                        authorized service has been met.

                  8. Effectuation of reversed appeal resolutions.

                        a. Services not furnished while the appeal is pending.
                           If the contractor or the State fair hearing officer reverses a decision to deny, limit, or delay services that were not furnished while the appeal was pending, the contractor must authorize or provide the disputed services promptly, and as expeditiously as the enrollee's health condition requires.

                        b. Services furnished while the appeal is pending. If
                           the contractor or the State fair hearing officer reverses a decision to deny authorization of services, and the enrollee received the disputed services while the appeal was pending, the contractor must pay for those services, in accordance with this contract.

                  9. Expedited Resolution of Appeals. The contractor shall
                     establish and maintain an expedited review process for appeals when the contractor determines (for a request from the enrollee) or the provider indicates (in making the request on the enrollee's behalf or supporting the enrollee's request) that taking the time for a standard resolution could seriously jeopardize the enrollee's life or health or ability to attain, maintain, or regain maximum function.

                        a. The contractor shall ensure that the expedited
                           resolution of an appeal and notice to affected parties is no longer than 3 business days after the

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                           contractor receives the appeal. This timeframe may be
                           extended by up to 14 calendar days if

                           i.  the enrollee requests the extension; or

                           ii. the contractor shows (to the DMAHS' satisfaction,
                               upon its request) that there is need for additional information and how the delay is in the enrollee's interest.

                        b. Action following denial of a request for expedited
                           resolution. If the contractor denies a request for expedited resolution of an appeal, it must

                               i. Transfer the appeal to the timeframe for standard resolution, i.e., no longer than 45 days from the day the contractor receives the appeal;

                               ii. Make reasonable efforts to give the enrollee
                                   prompt oral notice of the denial, and follow up within two calendar days with a written notice.

                        c. The contractor shall provide the enrollee a
                           reasonable opportunity to present evidence, and allegations of fact or law, in person as well as in writing and must inform the enrollee of the limited time available for this in the case of expedited resolution.

                        d. Format of notice. For notice of an expedited
                           resolution, the contractor shall provide oral and written notice of the disposition.

                  10. Nothing in this Article shall be construed as removing any legal rights of enrollees under State or federal law, including the right to file judicial actions to enforce rights or request a Medicaid Fair Hearing for Medicaid enrollees in accordance with their rights under State and federal laws and regulations. All written notices to Medicaid/NJ FamilyCare Plan A enrollees, and Plan D enrollees with a program status code of 380 shall include a statement of their right to access the Medicaid Fair Hearing process at any time.

         D. Drug Utilization Review (DUR) Program: The contractor shall establish and maintain a drug utilization review (DUR) program that satisfies the minimum requirements for prospective and retrospective DUR as described in 1927(g) of the Social Security Act, amended by the Omnibus Budget Reconciliation Act
                  (OBRA) of 1990. The contractor shall include review of Mental Health/Substance Abuse drugs in its DUR program. The State or its agent shall provide its expertise in developing review protocols and shall assist the contractor in analyzing MH/SA drug utilization. Results of the review shall be provided to the State or its agent and, where applicable, to the contractor's network providers.

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                  included therein; and any revisions. The DUR program and
                  revisions must be submitted to the DMAHS for prior approval at least 45 days in advance of the proposed effective date.

4.6.5    CARE MANAGEMENT

         A. Care Management Standards. The contractor shall develop and implement care management as defined in Article 1 with adequate capacity to provide services to all enrollees who would benefit from care management services. In addition, the contractor shall develop a higher level of care management for enrollees with special needs, as described in Article 4.5.4. Specific care management activities shall include at least the following:

                  1. An effective mechanism to initiate and discontinue care management services in both inpatient and outpatient settings, in addition to catastrophic incidents.

                  2. An effective mechanism to coordinate services required by enrollees, including community support services. When appropriate, such activities shall be coordinated with those of the Division of Family Development (DFD), Division of Youth and Family Services (DYFS), Division of Mental Health Services
                           (DMHS), Division of Developmental Disabilities, Special Child Health Services County Case Management Units, Division of Addiction Services, and community agencies.

                  3. Care plans specifically developed for each care managed enrollee which ensure continuity and coordination of care among the various clinical and non-clinical disciplines and services.

                  4. A process to evaluate and improve individual care management services as well as the effectiveness of care management as a whole.

                  5. Protocols for the following care management activities:

                           a. Pregnancy services including HealthStart program requirements;

                           b. All EPSDT services and coordination for children with elevated blood lead levels;

                           c.       Mental health/substance abuse services
                                    coordination;

                           d.       HIV/AIDS services coordination; and

                           e.       Dental services for enrollees with
                                    developmental disabilities.

         B. Early Identification. The contractor shall develop policies and procedures for early identification of enrollees who require care management. The contractor shall include in its policies and procedures a review of the following possible indicators of complex care needs:

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                  1.       Poor health or functional status, as reported by the
                           enrollee or authorized person;

                  2.       Existence of a care plan;

                  3.       Existence of a case manager;

                  4. Request for an assessment from the enrollee or authorized person;

                  5. Request for an assessment from a State agency or private agency contracting with DDD involved with the enrollee;

                  6.       A chronic condition;

                  7. A recent hospitalization or admission to a nursing facility;

                  8. Recent critical social events, such as the death or relocation of a family member or a move to a new home;

                  9. Existence of multiple medical or social service systems or providers in the life of the enrollee;

                  10. Use of prescription drugs, particularly multiple drugs; and

                  11.      Use of interpreter or any special services.

         C. Complex Needs Assessment. The contractor shall have protocols and tools for performing and reviewing/updating Complex Needs Assessments.

                  1. The Complex Needs Assessment must cover at least the following risk factors:

                           a. Medical status and history, including primary and secondary diagnosis and current and past medications prescribed

                           b.       Functional status

                           c.       Physical well-being

                           d.       Mental health status

                           e. History of tobacco, alcohol and drug use or abuse

                           f. Identification of existing and potential formal and informal supports

                           g. Determination of willingness and capacity of family members or, where applicable, authorized persons and others to provide informal support

                           h. Condition and proximity to services of current housing, and access to appropriate transportation

                           i. Identification of current or potential long term service needs

                           j.       Need for medical supplies and DME

                  2. When any of the following conditions are met, the contractor shall ensure that a Complex Needs Assessment is conducted, or an existing assessment is reviewed, within a time frame that meets the needs of the enrollee but within no more than forty-five (45) days:

                           a. Special needs are identified at the time of enrollment or any time thereafter;

                           b. An enrollee or authorized person requests an assessment;

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                           c.       The enrollee's PCP requests an assessment;

                           d. A State agency involved with an enrollee requests an assessment; or

                           e.       An enrollee's status otherwise indicates.

         D. Plan of Care. The contractor, through its care manager, shall ensure that a plan of care is developed and implementation has begun within thirty (30) business days of the date of a needs assessment, or sooner, according to the circumstances of the enrollee. The contractor shall ensure the full participation and consent of the enrollee or, where applicable, authorized person and participation of the enrollee's PCP and other case managers identified through the Complex Needs Assessment (e.g., DDD case manager) in the development of the plan. The plan shall specify treatment goals, identify medical service needs, relevant social and support services, appropriate linkages and timeframe as well as provide an ongoing accurate record of the individual's clinical history. The care manager shall be responsible for implementing the linkages identified in the plan and monitoring the provision of services identified in the plan. This includes making referrals, coordinating care, promoting communication, ensuring continuity of care, and conducting follow-up. The care manager shall also be responsible for ensuring that the plan is updated as needed, but at least annually. This includes early identification of changes in the enrollee's needs.

         E. Referrals. The contractor shall have policies and procedures to process and respond within ten (10) business days to care management referrals from network providers, state agencies, private agencies under contract with DDD, self-referrals, or, where applicable, referrals from an authorized person.

         F.       Continuity of Care

                  1. The contractor shall establish and operate a system to assure that a comprehensive treatment plan for every enrollee will progress to completion in a timely manner without unreasonable interruption.

                  2. The contractor shall construct and maintain policies and procedures to ensure continuity of care by each provider in its network.

                  3. An enrollee shall not suffer unreasonable interruption of his/her active treatment plan. Any interruptions beyond the control of the provider will not be deemed a violation of this requirement.

                  4. If an enrollee has already had a medical or dental treatment procedure initiated prior to his/her enrollment in the contractor's plan, the initiating treating provider must complete that procedure (not the entire treatment plan). See 4.1.1.E for details.

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         G.       Documentation. The contractor shall document all contacts and linkages to medical and other services in the enrollee's case files.

         H. Informing Providers. The contractor shall inform its PCPs and specialists of the availability of care management services, and must develop protocols describing how providers will coordinate services with the care managers.

         I. Care Managers. The contractor shall establish a distinct care management function within the contractor's plan. This function shall be overseen by a Care Management Supervisor, as described in Article 7.3. Care managers shall be dedicated to providing care management and may be employees or contracted agents of the contractor. The care manager, in conjunction with and with approval from, the enrollee's PCP, shall make referrals to needed services. The care management system shall recognize three levels set forth in Section B.4.12 of the Appendices. Level 3 is described in Article 4.5.4.

                  1. The care manager for the first level of care management shall have as a minimum a license as a registered nurse or a Bachelor's degree in social work, health or behavioral science.

                  2. For level two of care management, in addition to the requirements in 4.6.5I.1. above, the care managers shall also have at least one (1) year of experience serving enrollees with special needs.

                  3. The contractor shall have procedures to monitor the adequacy of staffing and must adjust staffing ratios and caseloads as appropriate based on its staffing assessment.

         J.       Care management shall also be made available to enrollees who exhibit inappropriate, disruptive or threatening behaviors in a medical practitioner's office when such behaviors may relate to or result from the existence of the enrollee's special needs.

         K. Hours of Service. The contractor shall make care management services available during normal office hours, Monday through Friday.

4.7      MONITORING AND EVALUATION

4.7.1    GENERAL PROVISIONS

         A. For purposes of monitoring and evaluating the contractor's performance and compliance with contract provisions, to assure overall quality management (QM), and to meet State and federal statutes and regulations governing monitoring, DMAHS or its agents shall have the right to monitor and evaluate on an on-going basis, through inspection or other means, the contractor's provision of health care services and operations including, but not limited to, the quality, appropriateness,

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                  and timeliness of services provided under this contract and the contractor's compliance with its internal QM program. DMAHS shall establish the scope of review, review sites, relevant time frames for obtaining information, and the criteria for review, unless otherwise provided or permitted by applicable laws, rules, or regulations.

         B. The contractor shall cooperate with and provide reasonable assistance to DMAHS in monitoring and evaluation of the services provided under this contract.

         C. The contractor hereby agrees to medical audits in accordance with the protocols for care specified in this contract, in accordance with medical community standards for care, and of the quality of care provided all enrollees, as may be required by appropriate regulatory agencies.

         D. The contractor shall cooperate with DMAHS in carrying out the provisions of applicable statutes, regulations, and guidelines affecting the administration of this contract.

         E. The contractor shall distribute to all subcontractors providing services to enrollees, informational materials approved by DMAHS that outlines the nature, scope, and requirements of this contract.

         F. The contractor, with the prior written approval of DMAHS, shall print and distribute reporting forms and instructions, as necessary whenever such forms are required by this contract.

         G. The contractor shall make available to DMAHS copies of all standards, protocols, manuals and other documents used to arrive at decisions on the provision of care to its DMAHS enrollees.

         H. The contractor shall use appropriate clinicians to evaluate the clinical data, and must use multi-disciplinary teams to analyze and address systems issues.

         I. Contractor shall develop an incentive system for providers to assure submission of encounter data. At a minimum, the system shall include:

                  1. Mandatory provider profiling that includes complete and timely submissions of encounter data. Contractor shall set specific requirements for profile elements based on data from encounter submissions.

                  2. Contractor shall set up data submission requirements based on encounter data elements for which compliance performance will be both rewarded and/or sanctioned.

         J. The contractor shall include in its quality management system reviews/audits which focus on the special dental needs of enrollees with developmental

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                  disabilities. Using encounter data reflecting the utilization of dental services and other data sources, the contractor shall measure clinical outcomes; have these outcomes evaluated by clinical experts; identify quality management tools to be applied; and recommend changes in clinical practices intended to improve the quality of dental care to enrollees with developmental disabilities.

4.7.2    EVALUATION AND REPORTING - CONTRACTOR RESPONSIBILITIES

         A. The contractor shall collect data and report to the State its findings on the following:

                  1. Encounter Data: The contractor shall prepare and submit encounter data to DMAHS. Instructions and formats for this report are specified in Section
                           B.3.3 of the Appendices of this contract.

                  2. Grievance Reports: The contractor shall provide to DMAHS quarterly reports of all grievances in accordance with Articles 5.15 and the contractor's approved grievance process included in this contract. See Section A.7.5 of the Appendices (Table 3).

                  3. Appointment Availability Studies: The contractor shall conduct a review of appointment availability and submit a report to DMAHS annually. The report must list the average time that enrollees wait for appointments to be scheduled in each of the following categories: baseline physical, routine, specialty, and urgent care appointments. DMAHS must approve the methodology for this review in advance in writing. The contractor shall assess the impact of appointment waiting times on the health status of enrollees with special needs.

                  4. Twenty-four (24) Hour Access Report: The contractor shall submit to DMAHS an annual report describing its twenty-four (24) hour access procedures for enrollees. The report must include the names and addresses of any answering services that the contractor uses to provide twenty-four (24) hour access.

                  5. The contractor shall submit to DMAHS, on a quarterly basis, the number of early discharges that pertain to hospital stays for newborns and mothers.

                  6. The contractor shall monitor, evaluate, and submit an annual report to DMAHS on the incidence of HIV/AIDS patients, the impact of the contractor's program to promote HIV prevention (Article 4.5.7), counseling, treatment and quality of life outcomes, mortality rates.

                  7. Additional Reports: The contractor shall prepare and submit such other reports as DMAHS may request. Unless otherwise required by law or regulation, DMAHS shall determine the timeframe for submission based

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                           on the nature of the report and give the contractor
                           the opportunity to discuss and comment on the proposed requirements before the contractor is required to submit such additional reports.

                  8. The contractor shall submit to the Division, on a quarterly basis, documentation of its ongoing internal quality assurance activities. Such documentation shall include at a minimum:

                           a. Agenda of quality assurance meetings of its medical professionals; and

                           b.       Attendance sheets with attendee signatures.

         B. Clinical areas requiring improvement shall be identified and documented with a corrective action plan developed and monitored by the State.

                  1. Implementation of remedial/corrective action. The QAPI shall include written procedures for taking appropriate remedial action whenever, as determined under the QAPI, inappropriate or substandard services are furnished, or services that should have been furnished were not. Quality assurance actions which result in the termination of a medical provider shall be immediately forwarded by the contractor to DMAHS. Written remedial/corrective action procedures shall include:

                           a. Specification of the types of problems requiring remedial/corrective action;

                           b. Specification of the person(s) or body responsible for making the final terminations regarding quality problems;

                           c.       Specific actions to be taken;

                           d. Provision of feedback to appropriate health professionals, providers and staff;

                           e.       The schedule and accountability for
                                    implementing corrective actions;

                           f. The approach to modifying the corrective action if improvements do not occur; and

                           g. Procedures for notifying a primary care physician/provider group that a particular physician/provider is no longer eligible to provide services to enrollees.

                  2. Assessment of effectiveness of corrective actions. The contractor shall monitor and evaluate corrective actions taken to assure that appropriate changes have been made. In addition, the contractor shall track changes in practice patterns.

                                                                           IV-90

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                  3.       The contractor shall assure follow-up on identified
                           issues to ensure that actions for improvement have been effective and provide documentation of same.

                  4. The findings, conclusions, recommendations, actions taken, and results of the actions taken as a result of QM activity, shall be documented and reported to appropriate individuals within the organization and through the established QM channels. The contractor shall document coordination of QM activities and other management activities.

         C. The contractor shall conduct an annual satisfaction survey of a statistically valid sample of its participating providers who provide services to DMAHS enrollees. The contractor shall submit a copy of the survey instrument and methodology to DMAHS. The survey should include as a minimum questions that address provider opinions of the impact of the referral, prior authorization and provider appeals processes on his/her practice/services, reimbursement methodologies, care management assistance from the contractor. The contractor shall communicate the findings of the survey to DMAHS in writing within one hundred twenty (120) days after conducting the survey. The written report shall also include identification of any corrective measures that need to be taken by the contractor as a result of the findings, a time frame in which such corrective action will be taken by the contractor and recommended changes as needed for subsequent use.

4.7.3    MONITORING AND EVALUATION - DEPARTMENT ACTIVITIES

The contractor shall permit the Department and the United States Department of Health and Human Services or its agents to have the right to inspect, audit or otherwise evaluate the quality, appropriateness and timeliness of services performed under this contract, including through a medical audit. Medical audit by Department staff shall include, at a minimum, the review of:

         A.       Health care delivery system for patient care;

         B.       Utilization data;

         C. Medical evaluation of care provided and patient outcomes for specific enrollees as well as for a statistical representative sample of enrollee records;

         D.       Health care data elements submitted electronically to DMAHS;

         E. Annual, on-site review of the contractor's operations with necessary follow-up reviews and corrective actions;

         F. The grievances and complaints (recorded in a separately designated complaint log for DMAHS enrollees) relating to medical care including their disposition;

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

         G. Minutes of all quality assurance committee meetings conducted by the contractor's medical staff. Such reviews will be conducted on-site at the contractor's facilities or administrative offices.

4.7.4    INDEPENDENT EXTERNAL REVIEW ORGANIZATION REVIEWS

         A. The contractor shall cooperate with the external review organization (ERO) audits and provide the information requested and in the time frames specified (generally within sixty (60) days or as indicated in the notice), including medical and dental records, QAPI reports and documents, and financial information. Contractors shall submit a plan of action to correct, evaluate, respond to, resolve, and follow-up on any identified problems reported by such activities.

         B.       The scope of the ERO reviews shall be as follows:

                  1. Annual, onsite review of contractor's operations with necessary follow-up reviews and corrective actions.

                  2. The contractor's quality management plan and activities.

                  3.       Individual medical record reviews.

                  4. Randomly selected studies.5. Focused studies utilizing where possible HEDIS measurements, comparison to Healthy People 2010 Objectives and/or Healthy New Jersey 2010 standards, EPSDT or HealthStart standards as appropriate, and standards guidelines and requirements of the following entities:

                           a.       New Jersey Department of Health and Senior
                                    Services;

                           b.       Centers for Disease Control;

                           c.       National Institutes of Health;

                           d.       National Committee for Quality Assurance;

                           e.       American Diabetes Association;

                           f. Joint Commission on Accreditation of Healthcare Organizations;

                           g.       American Pain Society;

                           h.       American Society of Anesthesiologists;

                           i.       American Geriatrics Society;

                           j.       American Medical Association;

                           k.       U.S. Public Health Service;

                           l.       World Health Organization; and

                           m. Interdisciplinary Council on Developmental and Learning Disorders.

                           For each focused study, the contractor will be notified as to which standards will be applied.

                  6. Validation review of the contractor's QM/HEDIS studies required in this contract.

                  7.       Validation and evaluation of encounter data.

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

                  8.       Health care data analysis.

                  9. Monitoring to ensure enrollees are issued written determinations, including appeal rights and notification of their right to a Medicaid Fair Hearing as well as a review by the DHSS IURO.

                  10.      Ad hoc studies and reviews.

                  11. ERO reviews for dental services include but are not limited to:

                           a. New Jersey licensed Dental Consultants of the ERO will review a random sample of patient charts and conduct provider interviews. A random number of patients will receive screening examinations.

                           b. Auditors will review appointment logs, referral logs, health education material, and conduct staff interviews.

                           c. Audit documents will be completed by appropriate consultant/auditor.

4.8      PROVIDER NETWORK

4.8.1    GENERAL PROVISIONS

         A. The contractor shall establish and maintain at all times a complete provider network consisting of traditional providers for primary and specialty care, including primary care physicians, other approved non-physician primary care providers, physician specialists, non-physician practitioners, hospitals (including teaching hospitals), Federally Qualified Health Centers and other essential community providers/safety-net providers, and ancillary providers. The provider network shall be reviewed and approved by DMAHS and the sufficiency of the number of participating providers shall be determined by DMAHS in accordance with the standards found in Article 4.8.8 "Provider Network Requirements."

         B. The contractor shall ensure that its provider network includes, at a minimum:

                  1. Sufficient number, available and physically accessible, of physician and non-physician providers of health care to cover all services in the amount, duration, and scope included in the benefits package under this contract. The number of enrollees assigned to a PCP shall be decreased by the contractor if necessary to maintain the appointment availability standards. The contractor's network, at a minimum, shall be sufficient to serve at least 25 percent of all individuals eligible for managed care in each urban county it serves. The contractor's network, at a minimum, shall be sufficient to serve at least 33 percent of all individuals eligible for managed care in the remaining non-urban counties it serves, i.e., Cape May, Hunterdon, Salem, Sussex, and Warren.

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

                  2. A number and distribution of Primary Care Physicians shall be such as to accord to all enrollees a ratio of at least one (1) full time equivalent Primary Care Physician who will serve no more than 1500 enrollees and one FTE primary care dentist for 1500 enrollees. Exemption to the 1:1500 ratio limit may be granted by DMAHS if criteria specified further below are met.

                  3. Providers who can accommodate the different languages of the enrollees including bilingual capability for any language which is the primary language of five
                           (5) percent or more of the enrolled DMAHS population.

                  4. Providers, including dentists, pediatricians, physiatrists, gynecologists, family practitioners, internists, neurologists, nurse practitioners or other individual specialists, who are experienced in treating enrollees with special needs. This includes dentists who provide service to persons with developmental disabilities and who may have to take additional time in providing a specific service. Each contractor shall demonstrate the availability and accessibility of institutional facilities and professional allied personnel, home care and community based services to perform the agreed upon services.

                  5. Medical primary care network shall include internists, pediatricians, family and general practice physicians. The contractor shall have the option to include obstetricians/gynecologists as PCPs as well as other physician specialists as primary care providers for enrollees with special needs who will supervise and coordinate their care via a team approach providing that the contract with the physician specialist is, at a minimum, the same as for all other PCPs and that enrollees are enrolled with the physician specialist in the same manner and with the same physician/enrollee ratio requirements as for all other primary care physicians. The contractor shall include certified nurse midwives in its provider network where they are available and willing to participate in accordance with 1905
                           (a)(17) of the Social Security Act. CNPs/CNSs included as PCPs or specialists in the network may provide a scope of services that comply with their licensure requirements.

                  6. A CNP/CNS to enrollee ratio may not exceed one CNP or one CNS to 1000 enrollees per contractor or 1500 enrollees cumulative across plans.

                  7.       Compliance with the standards delineated in Article
                           4.8.

         C. All providers and subcontractors shall, at a minimum, meet Medicaid provider requirements and standards as well as all other federal and State requirements. For example, a home health agency subcontractor shall meet Medicare certification participation requirements and be licensed by the Department of Health and Senior Services; hospice providers shall meet Medicare certification

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

                  participation requirements; providers for mammography services shall meet the Food and Drug Administration (FDA) requirements.

         D. The contractor shall include in its network at least one (1) hospital located in the inner city urban area and at least 1 non-urban-based hospital in every county except where indicated in Article 4.8.8.M. For those counties with only one
                  (1) hospital, the contractor shall include that hospital in its network subject to good faith negotiations.

         E. The contractor shall offer a choice of two specialists in each county where available. If only one or no providers of a particular specialty is available, the contractor shall provide documentation of the lack of availability and propose alternative specialty providers in neighboring counties.

         F. The contractor shall include in its network mental health/substance abuse providers for Medicaid covered MH/SA services with expertise to serve enrollees who are clients of the Division of Developmental Disabilities.

         G. Changes in large provider groups, IPAs or subnetworks such as pharmacy benefits manager, vision network, or dental network shall be submitted to DMAHS for review and prior approval at least ninety (90) days before the anticipated change. The submission shall include contracts, provider network files, enrollee/provider notices and any other pertinent information.

         H. Requirement to contract with FQHC. The contractor shall contract for primary care services with at least one Federally Qualified Health Center (FQHC) located in each enrollment area based on the availability and capacity of the FQHCs in that area. FQHC providers shall meet the contractor's credentialing and program requirements.

         I. Requirement to contract with Children's Hospital of New Jersey at Newark Beth Israel Medical Center for school-based health services. The contractor shall contract with the Children's Hospital of New Jersey at Newark Beth Israel Medical Center for the provision of primary health care services, including but not limited to, EPSDT services, and dental care services, to be provided at designated schools in the city of Newark. Providers at the school-based clinics shall meet the contractor's credentialing and program requirements of this contract.

4.8.2    PRIMARY CARE PROVIDER REQUIREMENTS

         A. The contractor shall offer each enrollee a choice of two (2) or more primary care physicians within the enrollee's county of residence. Where applicable, this offer can be made to an authorized person. An enrollee with special needs shall be given the choice of a primary care provider which must include a pediatrician, general/family practitioner, and internist, and may include physician specialists

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

                  and nurse practitioners. The PCP shall supervise the care of the enrollee with special needs who requires a team approach. Subject to any limitations in the benefits package, each primary care provider shall be responsible for overall clinical direction, serve as a central point of integration and coordination of covered services listed in Article 4.1, provide a minimum of twenty (20) hours per week of personal availability as a primary care provider; provide health counseling and advice; conduct baseline and periodic health examinations; diagnose and treat covered conditions not requiring the referral to and services of a specialist; arrange for inpatient care, for consultation with specialists, and for laboratory and radiological services when medically necessary; coordinate referrals for dental care, especially in accordance with EPSDT requirements; coordinate the findings of laboratories and consultants; and interpret such findings to the enrollee and the enrollee's family (or, where applicable, an authorized person), all with emphasis on the continuity and integration of medical care; and, as needed, shall participate in care management and specialty care management team processes. The primary care provider shall also be responsible, subject to any limitations in the benefits package, for determining the urgency of a consultation with a specialist and, if urgent, shall arrange for the consultation appointment.

                  Justification to include a specialist as a PCP or justification for a physician practicing in an academic setting for less than twenty (20) hours per week must be provided to DMAHS. Include in the justification for the specialist as a PCP the number of enrollees to be served as a PCP and as a specialist, full details of the services and scope of services to be provided, and coverage arrangements documenting twenty-four (24) hours/seven (7) days a week coverage.

         B. The PCP shall be responsible for supervising, coordinating, managing the enrollee's health care, providing initial and primary care to each enrollee, for initiating referrals for specialty care, maintaining continuity of each enrollee's health care and maintaining the enrollee's comprehensive medical record which includes documentation of all services provided to the enrollee by the PCP, as well as any specialty or referral services. The contractor shall establish policies and procedures to ensure that PCPs are adequately notified of specialty and referral services. PCPs who provide professional inpatient services to the contractor's enrollees shall have admitting and treatment privileges in a minimum of one general acute care hospital that is under subcontract with the contractor and is located within the contractor's service area. The PCP shall be an individual, not a facility, group or association of persons, although he/she may practice in a facility, group or clinic setting.

                  1.       The PCP shall provide twenty-four (24) hour, seven
                           (7) day a week access; and

                  2. Make referrals for specialty care and other medically necessary services, both in-network and out-of-network.

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

                  3. Enrollees with special needs requiring very complex, highly specialized health care services over a prolonged period of time, and by virtue of their nature and complexity would be difficult for a traditional PCP to manage or with a life-threatening condition or disease, or with a degenerative and/or disabling condition or disease may be offered the option of selecting an appropriate physician specialist (where available) in lieu of a traditional PCP. Such physicians having the clinical skills, capacity, accessibility, and availability shall be specially credentialed and contractually obligated to assume the responsibility for overall health care coordination and assuring that the special needs person receives all necessary specialty care related to their special need, as well as providing for or arranging all routine preventive care and health maintenance services, which may not customarily be provided by or the responsibility of such specialist physicians.

                  4. Where a specialist acting as a PCP is not available for chronically ill persons or enrollees with complex health care needs, those enrollees shall have the option to select a traditional PCP upon enrollment, with the understanding that the contractor may permit a more liberal, direct specialty access (See section 4.5.2) to a specific specialist for the explicit purpose of meeting those specific specialty service needs. The PCP shall in this case retain all responsibility for provision of primary care services and for overall coordination of care, including specialty care.

                  5. If the enrollee's existing PCP is a participating provider in the contractor's network, and if the enrollee wishes to retain the PCP, contractor shall ensure that the PCP is assigned, even if the PCP's panel is otherwise closed at the time of the enrollee's enrollment.

         C. In addition to offering, at a minimum, a choice of two or more primary care physicians, the contractor shall also offer an enrollee or, where applicable, an authorized person the option of choosing a certified nurse midwife, certified nurse practitioner or clinical nurse specialist whose services must be provided within the scope of his/her license. The contractor shall submit to DMAHS for review a detailed description of the CNP/CNS's responsibilities and health care delivery system within the contractor's plan.

4.8.3    PROVIDER NETWORK FILE REQUIREMENTS

         The contractor shall provide a certified [see Appendix A.4.4 for form] provider network file monthly, to be reported by hard copy and electronically in a format and software application system determined by DMAHS that will include the names and addresses of every provider in the contractor's network. The file shall be submitted electronically by the close of business on the fourth monday of every month. This includes all contracted providers and required established relationships. It excludes all non-

                                                                           IV-97
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         participating providers. The format for computer diskette submission is found in Section A.4.1 of the Appendices.

         A. The contractor shall provide the DMAHS a full network, monthly, on computer diskette in accordance with the specifications provided in Section A.4.1 of the Appendices. The network file shall include an indicator for new additions and deletions and shall include:

                  1. Any and all changes in participating primary care providers, including, for example, additions, deletions, or closed panels, must be reported monthly to DMAHS.

                  2. Any and all changes in participating physician specialists, health care providers, CNPs/CNSs, ancillary providers, and other subcontractors must be reported to DMAHS on a monthly basis. [Reserved]

         B. The contractor shall provide the HBC with a full network on a monthly basis in accordance with the specifications found in Section A.4.1 of the Appendices. The electronic files shall be sent to DMAHS, and a copy to the DMAHS' designee for distribution.

4.8.4    PROVIDER DIRECTORY REQUIREMENTS

         The contractor shall prepare a provider directory which shall be presented in the following manner. Fifty (50) copies of the provider directory, and any updates, shall be provided to the HBC, and [Reserved] ten (10) copies shall be provided to DMAHS at least every six months or within 30 days of an update.

         A.       Primary care providers who will serve enrollees listed by

                  -        County, by city, by specialty

                  - Provider name and degree; specialty board eligibility/certification status; office address(es) (actual street address); telephone number; fax number if available; office hours at each location; indicate if a provider serves enrollees with disabilities and how to receive additional information such as type of disability; hospital affiliations; transportation availability; special appointment instructions if any; languages spoken; disability access; and any other pertinent information that would assist the enrollee in choosing a PCP.

         B. Contracted specialists and ancillary services providers who will serve enrollees

                  - Listed by county, by city, by physician specialty, by non-physician specialty, and by adult specialist and by pediatric specialist for those specialties indicated in Section 4.8.8.C.

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

         C.       Subcontractors

                  - Provide, at a minimum, a list of all other health care providers by county, by service specialty, and by name. The contractor shall demonstrate its ability to provide all of the services included under this contract.

4.8.5    CREDENTIALING/RECREDENTIALING REQUIREMENTS/ISSUES

         The contractor shall develop and enforce credentialing and recredentialing criteria for all provider types which should follow the CMS' credentialing criteria, as delineated in the NJ modified QARI/QISMC standards found in Article 4.6.1 and Section B.4.14 of the Appendices.

4.8.6    LABORATORY SERVICE PROVIDERS

         A. The contractor shall ensure that all laboratory testing sites providing services under this contract, including those provided by primary care physicians, specialists, other health care practitioners, hospital labs, and independent laboratories have either a Clinical Laboratory Improvement Amendment (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number, and comply with New Jersey DHSS disease reporting requirements. Those laboratory service providers with a certificate of waiver shall provide only those tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

                  1. The contractor shall provide to DMAHS, on request, copies of certificates that its own laboratory or any other laboratory it conducts business with, has a CLIA certificate for the services it is performing as fulfillment of requirements in 42 C.F.R. Section 493.1809:

                  2. If the contractor has its own laboratory, the contractor shall submit at the time of initial contracting a written list of all diagnostic tests performed in its own laboratory if applicable and those tests which are referred to other laboratories annually and within fifteen (15) working days of any changes.

                  3. The contractor shall inform DMAHS and provide a geographic access analysis in accordance with the specifications found in the Appendix, Section A.4.3 if it contracts with a new laboratory subcontractor 45 days prior to the effective date of the subcontractor's contract and shall notify DMAHS of a termination of a laboratory subcontractor 90 days prior to the effective date of the subcontractor's termination. The contractor shall provide a copy of a new subcontractor's certificate of waiver or certificate of registration within ten (10) days of operation.

         B. The contractor shall contract with clinical diagnostic laboratories that have implemented a compliance plan to help avoid activities that might be regarded as fraudulent. The compliance plan shall, at a minimum, include the following:

                  1.       Written standards of conduct for employees;

                  2. Development and distribution of written policies that promote the laboratory's commitment to compliance and that address specific areas of potential fraud, such as billing, marketing, and claims processing;

                  3. The designation of a chief compliance officer or other appropriate high-level corporate structure or official who is charged with the responsibility of operating the compliance program;

                  4. The development and offering of education and training programs to all employees;

                  5. The use of audits and/or other evaluation techniques to monitor compliance and ensure a reduction in identified problem areas;

                  6. The development of a code of improper/illegal activities and the use of disciplinary action against employees who have violated internal compliance policies or applicable laws or who have engaged in wrongdoing;

                  7. The investigation and remediation of identified systemic and personnel problems;

                  8. The promotion of and adherence to compliance as an element in evaluating supervisors and managers;

                  9. The development of policies addressing the non-employment or retention of sanctioned individuals;

                  10. The maintenance of a hotline to receive complaints and the adoption of procedures to protect the anonymity of complainants; and

                  11. The adoption of requirements applicable to record creation and retention.

         C. The contractor shall maintain a sufficient network of drawing/specimen collection stations (may include independent lab stations, hospital outpatient departments, provider offices, etc.) to ensure ready access for all enrollees.

4.8.7    SPECIALTY PROVIDERS AND CENTERS (ALSO ADDRESSED IN 4.5)

         A. The contractor shall include in its network pediatric medical subspecialists, pediatric surgical specialists, and consultants. Access to these services shall be provided when referred by a pediatrician.

         B. The contractor shall include in its provider network Centers of Excellence (designated by the DHSS; See Appendix B.4.10) for children with special health care needs. Inclusion of such agencies or their equivalent may be by direct contracting, as a consultant, or on a referral basis. Payment mechanism and rates shall be negotiated directly with the center.

         C. The contractor shall include primary care providers experienced in caring for enrollees with special needs. (See
                  A.4.1 provider network file.)

         D. The contractor shall include providers who have knowledge and experience in identifying child abuse and neglect and should include Child Abuse Regional Diagnostic Centers or their equivalent through either direct contracting, as a consultant or on a referral basis. A list of Child Abuse Regional Diagnostic Centers is in Section B.4.16 of the Appendices.

         E. The contractor shall have a procedure by which an enrollee who needs ongoing care from a specialist may receive a standing referral to such specialist. If the contractor, or the primary care provider in consultation with the contractor's medical director [Reserved] and specialist, if any, determines that such a standing referral is appropriate, the organization shall make such a referral to a specialist. The contractor shall not be required to permit an enrollee to elect to have a non-participating specialist if a network provider of equivalent expertise is available. Such referral shall be pursuant to a treatment plan approved by the contractor in consultation with the primary care provider, the specialist, the care manager, and the enrollee or, where applicable, authorized person. Such treatment plan may limit the number of visits or the period during which such visits are authorized and may require the specialist to provide the primary care provider with regular updates on the specialty care provided, as well as all necessary medical information.

         F. The contractor shall have a procedure by which an enrollee as described in Articles 4. .2D may receive a referral to a specialist or specialty care center with expertise in treating such conditions in lieu of a traditional PCP.

         G. If the contractor determines that it does not have a health care provider with appropriate training and experience in its panel or network to meet the particular health care needs of an enrollee, the contractor shall make a referral to an appropriate out-of-network provider, pursuant to a treatment plan approved by the contractor in consultation with the primary care provider, the non-contractor participating provider and the enrollee or where applicable, authorized person, at no additional cost to the enrollee. The contractor shall provide for a review by a specialist of the same or similar specialty as the type of physician or provider to whom a referral is requested before the contractor may deny a referral.

4.8.8    PROVIDER NETWORK REQUIREMENTS

         Provider networks and all provider types within the network shall be reviewed on a county basis, i.e., must be located within the county except where indicated. (See also Section 4.8.8.M.) The contractor shall monitor the capacity of each of its providers and decrease ratio limits as needed to maintain appointment availability standards.

         A.       Primary Care Provider Ratios

                  PCP ratios shall be reviewed and calculated by provider specialty on a county basis and on an index city basis, i.e., the major city of each county where the majority of the Medicaid and NJ FamilyCare beneficiaries reside.

                  1.       Physician

                           A primary care physician shall be a General
                           Practitioner, OR Family Practitioner, Pediatrician, or Internist. Obstetricians/Gynecologists and other physician specialists may also participate as primary care providers providing they participate on the same contractual basis as all other PCPs and contractor enrollees are enrolled with the specialists in the same manner and with the same PCP/enrollee ratio requirements applied.

                           a. 1 FTE PCP per 1500 enrollees per contractor; 1 FTE per 2000 enrollees, cumulative across all contractors.

                           b.       1 FTE PCP per 1000 DD enrollees per
                                    contractor; 1 FTE per 1500 DD enrollees
                                    cumulative across all contractors.

                  2.       Dentist

                           The contractor shall include and make available sufficient number of primary care dentists from the time of initial enrollment in the contractor's plan. Pediatric dentists shall be included in the network and may be both primary care and specialty care providing primary care ratio limit, are maintained.

                           a.       1 FTE primary care dentist per 1500
                                    enrollees per contractor; 1 FTE primary care dentist per 3000 enrollees, cumulative across all contractors.

                  3.       Certified Nurse Midwife (CNM)

                           If the contractor includes CNMs in its provider network as PCPs, it shall utilize the following ratios for CNMs as PCPs.

                           a. 1 FTE CNM per 1000 enrollees per contractor; 1 FTE CNM per 1500 enrollees across all contractors.

                           b. A minimum of two (2) providers shall be initially available for selection at the enrollee's option. Additional providers shall be included as capacity limits are needed.

                  4. Certified Nurse Practitioner/Clinical Nurse Specialist (CNP/CNS)

                           If the contractor includes CNPs/CNSs in the provider network as PCPs, it shall utilize the following ratios.

                           a. 1 FTE CNP or 1 CNS per 1000 enrollees per contractor; 1 FTE CNP or 1 FTE CNS per 1500 enrollees cumulative across all contractors.

                           b. A minimum of two (2) providers where available shall be initially available for selection at the enrollee's option. Additional providers shall be included as capacity limits are reached.

         B.       Primary Care Providers [Non-Institutional File]

                  The contractor shall contract with the following primary care providers. All provider types within the network shall be located within the enrollment area, i.e., county, except where indicated.

                  1. The contractor shall include contracted providers for:

                           a.       General/Family Practice Physicians

                           b.       Internal Medicine Physicians

                           c.       Pediatricians

                           d.       Dentists - adult and pediatric

                  2. Certified Nurse Midwives and Nurse Practitioners [Non-Institutional File]

                           The contractor shall include in the network and provide access to CNMs/CNPs/CNSs at the enrollee's option. If there are no contracted CNMs/CNPs/CNSs in the contractor's network in an enrollment area, then the contractor shall reimburse for these services out of network.

                           a.       Certified Nurse Midwife

                           b.       Clinical Nurse Specialist

                           c.       Certified Nurse Practitioner

                  3.       Optional Primary Care Provider Designations

                           The contractor may include as primary care providers:

                           a. OB/GYNs who will provide such services in accordance with the requirements and responsibilities of a primary care provider.

                           b. Other physician specialists who have agreed to provide primary care to enrollees with special needs and will provide such services in accordance with the requirements and responsibilities of a primary care provider.

                           c. Physician Assistants in accordance with their licensure and scope of practice provisions.

         C.       Physician Specialists [Non-Institutional File]

                  The contractor shall contract with physician specialists, listed below, and should include two (2) providers per specialty to permit enrollee choice. All specialty types within the enrollment area network are reviewed on a county basis, i.e., must be located within the county. Where certain specialists are not available within the county, the contractor shall provide written documentation (not just a statement that there are no specialists available) of the lack of a specialist located in the county and a detailed description of how, by whom, and where the specialty care will be provided. The contractor shall utilize an official resource, such as the Board of Medical Examiners, for determining presence or absence of specialists with offices located in the county. Specialists shall have admitting privileges in at least one participating hospital in the county in which the specialist will be seeing enrollees.

                  [Reserved]

                  The contractor shall provide a detailed description of accessibility and capacity for each physician who will serve as both a PCP and a specialist; and/or who will serve with more than one specialty. The description shall include at a minimum a certification that the physician is actively practicing in each specialty, has been credentialed in each specialty, and a description of the provider's availability in each specialty (i.e. percent of time and number of hours per week in each specialty). The credentialing criteria used to determine a provider's appropriateness for a specialty shall indicate whether the provider is board eligible, board certified, or has completed an accredited fellowship in the specialty.

                  The contractor shall include contracted providers for:

                  1.       Allergy/Immunology

                  2.       Anesthesiology

                  3.       Cardiology - pediatric

                  4.       Cardiovascular [Reserved] Disease - adult

                  5.       Colon & Rectal [Reserved] Surgery

                  6.       Dermatology

                  7.       Emergency Medicine

                  8.       Endocrinology - adult and pediatric

                  9.       Gastroenterology - adult and pediatric

                  10.      General Surgery - adult and pediatric

                  11.      Geriatric Medicine

                  12.      Hematology - adult and pediatric

                  13.      Infectious Disease - adult and pediatric

                  14.      [Reserved] Neonatal-Perinatal Medicine

                  15.      Nephrology - adult and pediatric

                  16.      Neurology - adult [Reserved]

                  17.      Neurological surgery

                  18.      Obstetrics/gynecology

                  19.      Oncology - adult and pediatric

                  20.      Ophthalmology

                  21.      Orthopedic Surgery

                  22.      [Reserved] Otolaryngology

                  23.      Plastic Surgery

                  24.      Psychiatry (for clients of DDD)

                  25.      Pulmonary Disease - adult and pediatric

                  26.      Radiation Oncology

                  27.      Radiology

                  28.      Rheumatology - adult and pediatric

                  29.      Thoracic surgery

                  30.      Urology

         D.       Non-Physician Providers [Non-Institutional File]

                  The contractor shall include contracted providers for:

                  1.       Chiropractor

                  2.       Dentists [Reserved] Required Contracted Providers

                           a. Primary care

                           b. Orthodontist

                           c. Oral Maxillofacial Surgeon

                  3.       Optometrist

                  4.       Podiatrist

Amended as of July 1, 2003                                                IV-105

                  5.       Audiologist

                  [Reserved]

         E.       Ancillary Providers [Institutional File]

                  The contractor shall include the following contracted providers [Reserved]:

                  1.       Durable Medical Equipment

                  2.       Federally Qualified Health Centers

                  3.       School-Based Health Service Programs

                  4.       Hearing Aid Providers

                  5. Home Health Agency - must be approved on a county-specific basis

                  6.       Hospice Agency

                  7. Hospitals - inpatient and outpatient services; at least two per county with one urban where the majority of Medicaid beneficiaries reside

                  8. Laboratory with one drawing station per every five mile radius within a county

                  9.       Medical Supplier

                  10.      Optical appliance providers

                  11.      Organ Transplant Providers/Centers

                  12.      Pharmacy

                  13. Private Duty Nursing Agency (service area which includes a 50 mile radius from its home administrative base office must be approved on a county-specific basis)

                  14.      Prosthetist, Orthotist, and Pedorthist

                  15. Radiology centers including diagnostic and therapeutic

                  l6. Transportation providers (ambulance, MICUs, [Reserved] mobility assistance vehicles [invalid coach])

         F. The contractor shall also establish relationships with physician specialists and subspecialists [Non-Institutional File] through a contract, as a consultant, or on a referral basis for:

                  1. Dental Specialists - Required relationships for dental conditions that require specialists for:

                           a. Prosthodontia

                           b. Endodontia

                           c. Periodontia

                  2.       Pain Management

                           [Reserved]

                  3.       Medical Genetics

                  4.       Developmental-Behavioral Pediatrics

         G. Specialty Centers (Centers of Excellence) shall be included in the network either through a contract, as a consultant, or on a referral basis [Institutional File]

                  1. Providers and health care facilities for the care and treatment of HIV/AIDS (list of available centers found in Section B.4.13 of the Appendices).

                  2.       Special Child Health Services Network Agencies for:

                           a.       Pediatric Ambulatory Tertiary Centers

                           b.       Regional Cleft Lip/Palate Centers

                           c.       Pediatric HIV Treatment Centers

                           d.       Comprehensive Regional Sickle
                                    Cell/Hemoglobinpathies Treatment Centers

                           e.       PKU Treatment Centers

                           f. Other as designated from time to time by the Department of Health and Senior Services.

                  3.       Other:

                           a.       Genetic Testing and Counseling Centers

                           b.       Hemophilia Treatment Centers

         H.       Other Specialty Centers/Providers [Institutional File]

                  Contractor should establish relationships with the following providers/centers on a consultant or referral basis.

                  1.       Spina Bifida Centers/providers

                  2.       Adult Scoliosis

                  3.       Autism and Attention Deficits

                  4.       Spinal Cord Injury

                  5.       Lead Poisoning Treatment Centers

                  6.       Child Abuse Regional Diagnostic Centers

                  7.       County Case Management Units

                  8.       Psychologists (for clients of DDD)

                  9. Physical Medicine (for inpatient rehabilitation services)

                  10.      Maternal & Fetal Medicine

                  11.      Medical Toxicology

         I.       Provider Network Access Standards and Ratios

                                                                               Min. No. Per County
                             A - Miles per 2         B - Miles per 1              [Reserved]                 Capacity Limit
Specialty                   Urban    Non-Urban     Urban     Non-urban         Except Where Noted             Per Provider
-------------------------------------------------------------------------------------------------------------------------------
 PCP Children  GP             6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
               FP             6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
               Peds           6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
     Adults    GP             6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
               FP             6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
               IM             6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
 CNP/CNS                      6         15           2          10             2                                  1:       1000
-------------------------------------------------------------------------------------------------------------------------------
 CNM                         12         25           6          15             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
 Dentist, Primary Care        6         15           2          10             2                                  1:      1,500
-------------------------------------------------------------------------------------------------------------------------------
 Allergy                     15         25          10          15             2                                  1:     75,000
-------------------------------------------------------------------------------------------------------------------------------
 Anesthesiology              15         25          10          15             2                                  1:     17,250
-------------------------------------------------------------------------------------------------------------------------------
 Cardiology                  15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Cardiovascular surgery      15         25          10          15             2                                  1:    166,000
-------------------------------------------------------------------------------------------------------------------------------
 Chiropractor                15         25          10          15             1                                  1:     20,000
-------------------------------------------------------------------------------------------------------------------------------
 Colorectal surgery          15         25          10          15             2                                  1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Dermatology                 15         25          10          15             2                                  1:     75,000
-------------------------------------------------------------------------------------------------------------------------------
 Emergency Medicine          15         25          10          15             2                                  1:     19,000
-------------------------------------------------------------------------------------------------------------------------------
 Endocrinology               15         25          10          15             2                                  1:    143,000
-------------------------------------------------------------------------------------------------------------------------------
 Endodontia                  15         25          10          15             1                                  1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Gastroenterology            15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 General Surgery             15         25          10          15             2                                  1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Geriatric Medicine          15         25          10          15             1                                  1:     10,000
-------------------------------------------------------------------------------------------------------------------------------
 Hematology                  15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Infectious Disease          15         25          10          15             2                                  1:    125,000
-------------------------------------------------------------------------------------------------------------------------------
 Neonatology                 15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Nephrology                  15         25          10          15             2                                  1:    125,000
-------------------------------------------------------------------------------------------------------------------------------
 Neurology                   15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Neurological Surgery        15         25          10          15             2                                  1:    166,000
-------------------------------------------------------------------------------------------------------------------------------
 Obstetrics/Gynecology       15         25          10          15             2                                  1:      7,100
-------------------------------------------------------------------------------------------------------------------------------
 Oncology                    15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Ophthalmology               15         25          10          15             2                                  1:     60,000
-------------------------------------------------------------------------------------------------------------------------------
 Optometrist                 15         25          10          15             2                                  1:      8,000
-------------------------------------------------------------------------------------------------------------------------------
 Oral Surgery                15         25          10          15             2                                  1:     20,000
-------------------------------------------------------------------------------------------------------------------------------
 Orthodontia                 15         25          10          15             1                                  1:     20,000
-------------------------------------------------------------------------------------------------------------------------------
 Orthopedic Surgery          15         25          10          15             2                                  1:     28,000
-------------------------------------------------------------------------------------------------------------------------------
 Otolaryngology (ENT)        15         25          10          15             2                                  1:     53,000
-------------------------------------------------------------------------------------------------------------------------------
 Periodontia                 15         25          10          15             1                                  1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Physical Medicine           15         25          10          15             2                                  1:     75,000
-------------------------------------------------------------------------------------------------------------------------------
 Plastic Surgery             15         25          10          15             2                                  1:    250,000
-------------------------------------------------------------------------------------------------------------------------------
 Podiatrist                  15         25          10          15             2                                  1:     20,000
-------------------------------------------------------------------------------------------------------------------------------
 Prosthodontia               15         25          10          15             1 (where available)                1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Psychiatrist                15         25          10          15             2                                  1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Psychologist                15         25          10          15             2                                  1:     30,000
-------------------------------------------------------------------------------------------------------------------------------
 Pulmonary Disease           15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Radiation Oncology          15         25          10          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Radiology                   15         25          10          15             2                                  1:     25,000
-------------------------------------------------------------------------------------------------------------------------------
 Rheumatology                15         25          10          15             2                                  1:    150,000
-------------------------------------------------------------------------------------------------------------------------------
 Ther. - Audiology           12         25           6          15             2                                  1:    100,000
-------------------------------------------------------------------------------------------------------------------------------
 Thoracic Surgery            15         25          10          15             2                                  1:    150,000
-------------------------------------------------------------------------------------------------------------------------------
 Urology                     15         25          10          15             2                                  1:     60,000
-------------------------------------------------------------------------------------------------------------------------------
 Fed Qua Health Ctr                                                            1                         1/county, if available
-------------------------------------------------------------------------------------------------------------------------------
 Hospital                    20         35          10          15             2                                   2 per county
-------------------------------------------------------------------------------------------------------------------------------
 Pharmacies                  10         15           5          12                                                1:      1,000
-------------------------------------------------------------------------------------------------------------------------------
 Laboratory                 N/A        N/A           7          12
-------------------------------------------------------------------------------------------------------------------------------
 DME/Med Supplies            12         25           6          15             1                                  1:     50,000
-------------------------------------------------------------------------------------------------------------------------------
 Hearing Aid                 12         25           6          15             1                                  1:     50,000
-------------------------------------------------------------------------------------------------------------------------------
 Optical Appliance           12         25           6          15             2                                  1:     50,000
-------------------------------------------------------------------------------------------------------------------------------

         J.       Geographic Access

                  The following lists guidelines for urban geographic access for the DMAHS population. (Standards for non-urban areas are included in the table IN I. above.) The State shall review (and approve) exceptions on a case-by-case basis to determine appropriateness for each situation.

                  For each contractor and for each municipality in each county in which the contractor is operational, the access shall be reviewed in accordance with the number and percentage of:

                  1. Beneficiary children who reside within 6 miles of 2 PCPs whose specialty is Family Practice, General Practice or Pediatrics or 2 CNPs/CNSs; within 2 miles of 1 PCP whose specialty is Family Practice, General Practice or Pediatrics or 1 CNP or 1 CNS

                  2. Beneficiary adults who reside within 6 miles of 2 PCPs whose specialty is Family Practice, General Practice or Internal Medicine or 2 CNPs or 2 CNSs; within 2 miles of 1 PCP whose specialty is Family Practice, General Practice or Internal Medicine or 1 CNP or 1 CNS

                  3. Beneficiaries who reside within 6 miles of 2 providers of general dentistry services; within 2 miles of 1 provider of general dentistry services

                  4. Beneficiaries who reside within 10 miles of 2 pharmacies; within 5 miles of 1 pharmacy

                  5. Beneficiaries who reside within 15 miles of at least 2 specialists in each of the following specialties: all physician and dental specialists, Podiatry, Optometry, Chiropractic; within 10 miles of at least 1 provider in each type of specialty noted above

                  6. Beneficiaries who reside within 15 miles of 2 acute care hospitals; within 10 miles of one acute care hospital

                  7. Beneficiaries who reside within 12 miles of 2 of each of the following provider types: durable medical equipment, medical supplier, hearing aid supplier, optical appliance supplier, certified nurse midwife; within 6 miles of one of each type of provider

                  8. Beneficiaries who reside within 7 miles of a laboratory/drawing station.

                  9. Beneficiaries with desired access and average distance to 1, 2 or more providers

                  10. Beneficiaries without desired access and average distance to 1, 2 or more providers

                  Access Standards

                  1. 90% of the enrollees must be within 6 miles of 2 PCPs in an urban setting

                  2. 85% of the enrollees must be within 15 miles of 2 PCPs in a non-urban setting

                  3. Covering physicians must be within 15 miles in urban areas and 25 miles in non-urban areas.

                  Travel Time Standards

                  The contractor shall adhere to the 30 minute standard, i.e., enrollees will not live more than 30 minutes away from their PCPs, PCDs or CNPs/CNSs. The following guidelines shall be used in determining travel time.

                  1.       Normal conditions/primary roads - 20 miles

                  2. Rural or mountainous areas/secondary routes - 20 miles

                  3.       Flat areas or areas connected by interstate highways
                           - 25 miles

                  4. Metropolitan areas such as Newark, Camden, Trenton, Paterson, Jersey City - 30 minutes travel time by public transportation or no more than 6 miles from PCP

                  5. Other medical service providers must also be geographically accessible to the enrollees.

                  6. Exception: SSI or New Jersey Care-ABD enrollees and clients of DDD may choose to see network providers outside of their county of residence.

         K. Conditions for Granting Exceptions to the 1:1500 Ratio Limit for Primary Care Physicians

                  1. A physician must demonstrate increased office hours and must maintain (and be present for) a minimum of 20 hours per week in each office.

                  2. In private practice settings where a physician employs or directly works with nurse practitioners who can provide patient care within the scope of their practices, the capacity may be increased to 1 PCP FTE to 2500 enrollees. The PCP must be immediately available for consultation, supervision or to take over treatment as needed. Under no circumstances will a PCP relinquish or be relieved of direct responsibility for all aspects of care of the patients enrolled with the PCP.

                  3. In private practice settings where a primary care physician employs or is assisted by other licensed, but non-participating physicians, the capacity may be increased to 1 PCP FTE to 2500 enrollees.

                  4. In clinic practice settings where a PCP provides direct personal supervision of medical residents with a New Jersey license to practice medicine in good standing with State Board of Medical Examiners, the capacity may be increased with the following ratios:
                           1 PCP to 1500 enrollees; 1 licensed medical resident per 1000 enrollees. The PCP must be immediately available for consultation, supervision or to take over treatment as needed. Under no circumstances will a PCP relinquish or be relieved of direct responsibility for all aspects of care of the patients enrolled with the PCP.

                  5. Each provider (physician or nurse practitioner) must provide a minimum of 15 minutes of patient care per patient encounter and be able to provide four visits per year per enrollee.

                  6. The contractor shall submit for prior approval by DMAHS a detailed description of the PCP's delivery system to accommodate an increased patient load, work flow, professional relationships, work schedules, coverage arrangements, 24 hour access system.

                  7. The contractor shall provide information on total patient load across all plans, private patients, Medicaid fee-for-service patients, other.

                  8. The contractor shall adhere to the access standards required in the contractor's contract with the Department.

                  9. There will be no substantiated complaints or demonstrated evidence of access barriers due to an increased patient load.

                  10. The Department will make the final decision on the appropriateness increasing the ratio limits and what the limit will be.

         L. Conditions for Granting Exceptions to the 1:1500 Ratio Limit for Primary Care Dentists.

                  1. A PCD must provide a minimum of 20 hours per week per office.

                  2. In clinic practice settings where a PCD provides direct personal supervision of dental residents who have a temporary permit from the State Board of Dentistry in good standing and also dental students, the capacity may be increased with the following ratios:
                           1 PCD to 1500 enrollees per contractor; 1 dental resident per 1000 enrollees per contractor; 1 FTE dental student per 200 enrollees per contractor. The PCD shall be immediately available for consultation, supervision or to take over treatment as needed. Under no circumstances shall a PCD relinquish or be relieved of direct responsibility for all aspects of care of the patients enrolled with the PCD.

                  3. In private practice settings where a PCD employs or is assisted by other licensed, but non-participating dentists, the capacity may be increased to 1 PCD FTE to 3000 enrollees.

                  4. In private practice settings where a PCD employs dental hygienists or is assisted by dental assistants, the capacity may be increased to 1 PCD to 3000 enrollees. The PCD shall be immediately available for consultation, supervision or to take over treatment as needed. Under no circumstances shall a PCD relinquish or be relieved of direct responsibility for all aspects of care of the patients enrolled with the PCD.

                  5. Each PCD shall provide a minimum of 15 minutes of patient care per patient encounter.

                  6. The contractor shall submit for prior approval by the DMAHS a detailed description of the PCD's delivery system to accommodate an increased patient load, work flow, professional relationships, work schedules, coverage arrangements, 24 hour access system.

                  7. The contractor shall provide information on total patient load across all plans, private patients, Medicaid fee-for-service patients, other.

                  8. The contractor shall adhere to the access/appointment availability standards required in the contractor's contract with the Department.

                  9. There must be no substantiated complaints or demonstrated evidence of access barriers due to an increased patient load.

                  10. The contractor shall monitor the providers and practices granted an exception every other month to assure the continued employment of an adequate number and type of auxiliary personnel described in 4.8.8.L.4 above, to warrant continuation of the exception.

                  11. The contractor shall submit reports to the DMAHS, bi-monthly, of the additions, deletions or any other change of auxiliary personnel; and include the names, license numbers, functions and work schedules of each currently employed auxiliary staff.

                  12. The Department will make the final decision on the appropriateness of increasing the ratio limits and what the limit will be.

         M.       Regional/Statewide Networks

                  1. The contractor shall pay for organ transplants in accordance with Article 4.1.2 and shall contract with or refer to organ transplant providers/centers. The contractor shall provide the name and address of a transplant center for each type of organ transplant required under this contract.

                  2. The providers/specialists listed below may be included in the contractor's provider network on a regional or statewide basis. The contractor shall indicate for each group whether the services by each provider are provided statewide or by region, specifying the counties in the region. The contractor shall provide documentation (license/certification) and certify that the providers are willing, capable, and authorized (through licensure or certification) to serve multiple counties or statewide.

                              a. Medical Toxicology

                              b. Developmental & Behavioral Pediatrics

                              c. Medical Genetics

                              d. Specialty Centers (Centers of Excellence)

                              e. Other Specialty Centers/Providers

                              f. DME providers

                              g. Medical suppliers

                              h. Prosthetists, orthotists, pedorthists

                              i. Hearing aid suppliers

                              j. Transportation providers

                  3. Specialists. The contractor shall submit specific provider information with the monthly network file with a certification of the unavailability of the American Board of Medical Specialists (ABMS) diplomates in the county, the provider who shall provide the service and documentation that the provider is able, willing, and authorized to provide the service. The contractor shall notify the DMAHS if the alternate provider terminates. The contractor shall assure that the specialist or alternate provider has privileges in a network hospital or shall authorize and pay for services provided by the specialist or alternate provider at an out of network hospital provider. Where there is neither a certified specialist or acceptable alternative provider for a particular specialty service, the contractor may refer an enrollee out of county. For the physician specialist types listed below, where there is documentation of limited access or unavailability in a county of a specific type of specialist, the contractor may indicate the name of a contracted provider as an alternative for the following:

                           a) Colon & Rectal surgeon - A general surgeon with
                              privileges to perform this surgery may be substituted for a certified subspecialist in this field of medicine in the following counties: Cape May, Cumberland, Gloucester, Hunterdon, Salem, Sussex.

                           b) Cardiology, pediatric - In-county alternative:
                              adult cardiovascular disease; out of county pediatric referral applies to: Cumberland, Hunterdon, Somerset, Sussex, Warren.

                           c) Endocrinology, adult - In-county alternative:
                              none, refer out of county for Warren.

                           d) Endocrinology, pediatric - In-county alternative:
                              adult endocrinologist; out of county referral for pediatric endocrinology applies to: Atlantic, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Ocean, Salem, Somerset, Sussex, Warren.

                           e) Gastroenterology, pediatric - In-county
                              alternative: adult gastroenterologists; out of county referral for pediatric gastroenterology applies to: Atlantic, Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Ocean, Salem, Sussex, Warren.

                           f) General Surgery, pediatric-- In-county
                              alternative: adult general surgery; out of county referral for pediatrics applies to: Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Morris, Salem, Somerset, Sussex, Warren.

                           g) Geriatrics - In-county alternative: Family
                              Practitioner or Internist; applies to: Cape May, Cumberland, Gloucester, Mercer, Morris, Salem, Somerset, Sussex, Warren.

                           h) Hematology/Oncology, pediatric - In-county
                              alternative: none; out of county pediatrics referral applies to: Burlington, Cape May, Cumberland, Gloucester, Salem, Somerset, Warren.

                           i) Infectious Disease, pediatric - In-county
                              alternative: Adult infectious disease; out of county pediatric referral applies to: Atlantic, Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Ocean, Salem, Somerset, Sussex, Warren.

                           j) Nephrology, adult - In-county alternative: none;
                              refer out of county for Sussex, Warren.

                           k) Nephrology, pediatric - In-county alternative:
                              adult nephrologist; out of county pediatric referral applies to: Atlantic, Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Mercer, Monmouth, Ocean, Salem, Somerset, Sussex, Warren.

                           l) Neonatal/Perinatal medicine - Alternative: none,
                              refer out of county.

                           m) Neurology, pediatric - In-county alternative:
                              adult neurology; out of county pediatric referral applies to: Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Sussex, Warren.

                           n) Neurological Surgery - In-county alternative:
                              none; out of county referral applies to: Cape May, Gloucester, Hudson, Salem, Warren.

                           o) Plastic Surgery - In-county alternative: None; out
                              of county referral applies to: Cape May, Salem, Sussex, Warren.

                           p) Pulmonary Disease, Pediatric - In-county
                              alternative: adult pulmonary disease; out of county pediatric referral applies to: Burlington, Cape May, Cumberland, Gloucester, Ocean, Warren.

                           q) Radiation Oncology- In-county alternative: none;
                              out of county referral applies to: Salem, Sussex, Warren.

                           r) Rheumatology, Pediatric - In-county alternative:
                              adult rheumatology; out of county pediatric referral applies to: all counties except Bergen and Essex.

                           s) Thoracic Surgery - In-county alternative: none,
                              refer out of county for Cape May, Hunterdon, Morris, Sussex.

                  4. Hospitals. For the follow countries, the contractor may limit its hospital provider network to one (1) hospital, which must be a full service, acute care hospital including at least licensed medical-surgical, pediatric, obstetrical, and critical care services: Cape May, Cumberland, Gloucester, Hunterdon, Salem, Somerset, Sussex, and Warren.

4.8.9    DENTAL PROVIDER NETWORK REQUIREMENTS

         A. The contractor shall establish and maintain a dental provider network, including primary, and specialty care dentists, which is adequate to provide the full scope of benefits. The contractor shall include general dentists and pediatric dentists as primary care dentists (PCDs). A system whereby the PCD initiates and coordinates any consultations or referrals for specialty care deemed necessary for the treatment and care of the enrollee is preferred.

         B. The dental provider network shall include sufficient providers able to meet the dental treatment requirements of patients with developmental disabilities. (See Article 4.5.2E for details.)

         C. The contractor shall ensure the participation of traditional and safety-net providers within an enrollment area. Traditional providers include private practitioners/entities who provide treatment to the general population or have participated in the regular Medicaid program. Safety-net providers include dental education institutions, hospital-based dental programs, and dental clinics sponsored by governmental agencies as well as dental clinics sponsored by private organizations in urban/under-served areas.

4.8.10   GOOD FAITH NEGOTIATIONS

         The State shall, in its sole discretion, waive the contractor's specific network requirements in circumstances where the contractor has engaged, or attempted to engage in good faith negotiations with applicable providers. If the contractor asks to be waived from a specific networking requirement on this basis, it shall document to the State's satisfaction that good faith negotiations were offered and/or occurred. Nothing in this Article will relieve the contractor of its responsibility to furnish the service in question if it is medically necessary, using qualified providers.

4.8.11   PROVIDER NETWORK ANALYSIS

         The contractor shall submit prior to execution of this contract and annually thereafter a provider network accessibility analysis, using geographic information system software, in accordance with the specifications found in Section A.4.3 of the Appendices.

4.9      PROVIDER CONTRACTS AND SUBCONTRACTS

4.9.1    GENERAL PROVISIONS

         A. Each generic type of provider contract form shall be submitted to the DMAHS for review and prior approval to ensure required elements are included and shall have regulatory approval prior to the effective date of the contract. Any proposed changes to an approved contract form shall be reviewed and prior approved by the DMAHS and shall have regulatory approval from DHSS and DOBI prior to the effective date. The contractor shall comply with all DMAHS procedures for contract review and approval submission. Letters of Intent are not acceptable. Memoranda of Agreement (MOAs) shall be permitted only if the MOA automatically converts to a contract within six (6) months of the effective date and incorporates by reference all applicable contract provisions contained herein, including but not limited to Appendix B.7.2, which shall be attached to all MOAs.

         B. Each proposed subcontracting arrangement or substantia contractual relationship including all contract documents and any subcontractor contracts including all provider contract forms shall be submitted to the DMAHS for review and prior approval to ensure required elements are included and shall have regulatory approval prior to the effective date. Any proposed change(s) to an approved subcontracting arrangement including any proposed changes to approved contract forms shall be reviewed and prior approved by the DMAHS and shall have regulatory approval from DHSS and DOBI prior to the effective date. The contractor shall comply with all DMAHS procedures for contract review and approval submissions.


                                                                          IV-l16

         C. The contractor shall at all times have satisfactory written contracts and subcontracts with a sufficient number of providers in and adjacent to the enrollment area to ensure enrollee access to all medically necessary services listed in
                  Article 4.1. All provider contracts and subcontracts shall meet established requirements, form and contents approved by DMAHS.

         D. The contractor, in performing its duties and obligations hereunder, shall have the right either to employ its own employees and agents or, for the provision of health care services, to utilize the services of persons, firms, and other entities by means of sub-contractual relationships.

         E. No provider contract or subcontract shall terminate or in any way limit the legal responsibility of the contractor to the Department to assure that all activities under this contract are carried out. The contractor is not relieved of its contractual responsibilities to the Department by delegating responsibility to a subcontractor.

         F. All provider contracts and subcontracts shall be in writing and shall fulfill the requirements of 42 C.F.R. Part 434 and 42 C.F.R. part 438.6 that are appropriate to the service or activity delegated under the subcontract.

                  1. Provider contracts and subcontracts shall contain provisions allowing DMAHS and HHS to evaluate through inspection or other means, the quality, appropriateness and timeliness of services performed under a subcontract to provide medical services (42 C.F.R. Section 434.6(a)(5)).

                  2. Provider contracts and subcontracts shall contain provisions pertaining to the maintenance of an appropriate record system for services to enrollees. (42 C.F.R. Section 434.6(a)(7))

                  3. Each provider contract and subcontract shall contain sufficient provisions to safeguard all rights of enrollees and to ensure that the subcontract complies with all applicable State and federal laws, including confidentiality. See Section B.7.2 of the Appendices.

                  4. Provider contracts and subcontracts shall include the specific provisions and verbatim language found in Appendix B.7.2. The verbatim language requirements shall be used when entering into new provider contracts, new subcontracts, and when renewing, renegotiating or recontracting with providers and subcontractors with existing contracts.

                  5. The contractor shall submit to dmahs for review and approval prior to implementation any changes required to comply with HIPAA.

         G. The contractor shall submit at least annually or 30 days prior to any changes, lists of names, addresses, ownership/control information of participating providers and subcontractors, and individuals or entities, which shall be incorporated in this contract.

                  1. The contractor shall obtain prior DMAHS review and written approval of any proposed plan for merger, reorganization or change in ownership of the contractor and approval by the appropriate State regulatory agencies.

                  2. The contractor shall comply with Article 4.9.1 G.1 to ensure uninterrupted and undiminished services to enrollees, to evaluate the ability of the modified entity to support the provider network, and to ensure that any such change has no adverse effects on DMAHS' managed care program and shall comply with the Departments of Banking and Insurance, and Health and Senior Services statutes and regulations.

         H. The contractor shall demonstrate its ability to provide all of the services included under this contract through the approved network composition and accessibility.

         I. The contractor shall not oblige providers to violate their state licensure regulations.

         J. The contractor shall provide its providers and subcontractors with a schedule of fees and relevant policies and procedures at least 30 days prior to implementation.

         K. The contractor shall arrange for the distribution of informational materials to all its providers and subcontractors providing services to enrollees, outlining the nature, scope, and requirements of this contract.

         L. Subcontractor Delegation. The contractor shall monitor any functions and responsibilities it delegates to any subcontractor. The. contractor shall be accountable for any and all functions and responsibilities it delegates to a subcontractor. The contractor shall obtain the prior approval of DMAHS for any such delegation and shall meet the requirements of 42 C.F.R. Section 438.

4.9.2    CONTRACT SUBMISSION

         The contractor shall submit to DMAHS one complete, fully executed contract for each type of provider, i.e., primary care physician, physician specialist, non-physician practitioner, hospital and other health care providers/services covered under the benefits package, subcontract and the form contract of any subcontractor's provider contracts. The use of a signature stamp is not permitted and shall not be considered a fully executed contract. Contracts shall be submitted with all attachments, appendices, rate schedules, etc. A copy of the appropriate completed contract checklist for DHS, DHSS, and DOBI shall be attached to each contract form. Regulatory approval and approval by the Department is required for each provider contract form and subcontract prior to use. Submission of all other contracts shall follow the format and procedures described below:

                                                                          IV-l18

         A. Copies of the complete fully executed contract with every FQHC. Certification of the continued in force contracts previously submitted will be permitted.

         B. Hospital contracts shall list each specific service to be covered including but not limited to:

                  1.       Inpatient services;

                  2. Anesthesia and whether professional services of anesthesiologists and nurse anesthetists are included;

                  3.       Emergency room services

                           a.       Triage fee - whether facility and
                                    professional fees are included;

                           b. Medical screening fee - whether facility and professional-fees are included;

                           c.       Specific treatment rates for:

                                    (1)      Emergent services

                                    (2)      Urgent services

                                    (3)      Non-urgent services

                                    (4)      Other

                           d.       Other - must specify

                  4.       Neonatology - facility and professional fees

                  5.       Radiology

                           a.       Diagnostic

                           b.       Therapeutic

                           c.       Facility fee

                           d.       Professional services

                  6.       Laboratory - facility and professional services

                  7. Outpatient/clinic services must be specific and address

                           a.       School-based health service programs

                           b.       Audiology therapy and therapists

                  8.       AIDS Centers

                  9.       Any other specialized service or center of excellence

                  10. Hospice services if the hospital has an approved hospice agency that is Medicare certified.

                  11. Home Health agency services if hospital has an approved home health agency license from the Department of Health and Senior Services that meets licensing and Medicare certification participation requirements.

                  12.      Any other service.

         C.       FQHC contracts:

                  1.       Shall list each specific service to be covered.

                  2.       Shall include reimbursement schedule and methodology.

                  3. Shall include the credentialing requirements for individual practitioners.

                  4. Shall include assurance that continuation of the FQHC contract is contingent on maintaining quality services and maintaining the Primary Care Evaluation Review (PCER) review by the federal government at a good quality level. FQHCs must make available to the contractor the

                           PCER results annually which shall be considered in the contractor's QM reviews for assessing quality of care.

         D.       School-based health service programs:

                  1.       Shall list each specific service to be covered.

                  2.       Shall include reimbursement schedule and methodology.

                  3. Shall include the credentialing requirements for individual practitioners.

         E. For those providers for whom a complete contract is not required to be submitted as provided for in the first paragraph of Article 4.9.2, the contractor shall submit a list of the providers' names, addresses, Social Security Numbers, and Medicaid provider numbers (if available). The contractor shall attach to this list a completed, signed "Certification of Contractor Provider Network" form (See Section A.4.4 of the Appendices). This form must be completed and signed by the contractor's attorney or high-ranking officer with decision-making authority.

4.9.3    PROVIDER CONTRACT AND SUBCONTRACT TERMINATION

         A. The contractor shall comply with all the provisions of the New Jersey HMO regulations at N.J.A.C. 8:38 et seq. regarding provider termination, including but not limited [Reserved] written notice to enrollees [Reserved] including continuity of care requirements not less than 30 days prior to the effective date of service cessation.

         B. The contractor shall notify DMAHS at least 45 days prior to the effective date of suspension, termination, or voluntary withdrawal of a provider or subcontractor from participation in this program. If the termination was "for cause," the contractor's notice to DMAHS shall include the reasons for the termination.

                  1. Provider resource consumption patterns shall not constitute "cause" unless the contractor can demonstrate it has in place a risk adjustment system that takes into account enrollee health-related differences when comparing across providers.

                  2. The contractor shall assure immediate coverage by a provider of the same specialty, expertise, or service provision and shall submit a new contract with a replacement provider to DMAHS 45 days prior to the effective date.

         C. If a primary care provider ceases participation in the contractor's organization, the contractor shall provide written notice at least thirty (30) days from the date that the contractor becomes aware of such change in status to each enrollee who has chosen the provider as their primary care provider. If an enrollee is in an ongoing course of treatment with any other participating provider who becomes unavailable to continue to provide services to such enrollee and contractor is aware of such ongoing course of treatment, the contractor shall provide written notice within fifteen days from the date that the contractor becomes aware of such unavailability to such enrollee. Each notice shall also describe the procedures for continuing care and choice of other providers who can continue to care for the enrollee.

         D. All provider contracts shall contain a provision that states that the contractor shall not terminate the contract with a provider because the provider expresses disagreement with a contractor's decision to deny or limit benefits to a covered person or because the provider assists the covered person to seek reconsideration of the contractor's decision; or because a provider discusses with a current, former, or prospective patient any aspect of the patient's medical condition, any proposed treatments or treatment alternatives, whether covered by the contractor or not, policy provisions of a plan, or a provider's personal recommendation regarding selection of a health plan based on the provider's personal knowledge of the health needs of such patients. Nothing in this Article shall be construed to prohibit the contractor from:

                  1. Including in its provider contracts a provision that precludes a provider from making, publishing, disseminating, or circulating directly or indirectly or aiding, abetting, or encouraging the making, publishing, disseminating, or circulating of any oral or written statement or any pamphlet, circular, article, or literature that is false or maliciously critical of the contractor and calculated to injure the contractor; or

                  2. Terminating a contract with a provider because such provider materially misrepresents the provisions, terms, or requirements of the contractor.

4.9.4    PROHIBITION OF INTERFERENCE WITH CERTAIN MEDICAL COMMUNICATIONS

         A. Any contract between the contractor in relation to health coverage and a health care provider (or group of health care providers) shall not prohibit or restrict the provider from engaging in medical communications with the provider's patient, either explicit or implied, nor shall any provider manual, newsletters, directives, letters, verbal instructions, or any other form of communication prohibit medical communication between the provider and the provider's patient. Providers shall be free to communicate freely with their patients about the health status of their patients, medical care or treatment options including any alternative treatment that may be self-administered, the risks, benefits, and consequences of treatment or non-treatment regardless of whether benefits for that care or treatment are provided under the contract, if the professional is acting within the lawful scope of practice. The health care providers shall be free to practice their respective professions in providing the most appropriate treatment required by their patients and shall provide informed consent within the guidelines of the law including possible positive and negative outcomes of the various treatment modalities.

         B.       Nothing in this Article shall be construed:

                  1. To prohibit the enforcement, as part of a contract or agreement to which a health care provider is a party, of any mutually agreed upon terms and conditions, including terms and conditions requiring a health care provider to participate in, and cooperate with, all programs, policies, and procedures developed or operated by the contractor to assure, review, or improve the quality and effective utilization of health care services (if such utilization is according to guidelines or protocols that are based on clinical or scientific evidence and the professional judgment of the provider) but only if the guidelines or protocols under such utilization do not prohibit or restrict medical communications between providers and their patients; or

                  2. To permit a health care provider to misrepresent the scope of benefits covered under this contract or to otherwise require the contractor to reimburse providers for benefits not covered.

         C. The contractor shall not have to provide, reimburse, or provide coverage of a counseling service or referral service if the contractor objects to the provision of a particular service on moral or religious grounds and if the contractor makes available information in its policies regarding that service to prospective enrollees before or during enrollment. Notices shall be provided to enrollees within 90 days after the date that the contractor adopts a change in policy regarding such a counseling or referral service.

4.9.5    ANTIDISCRIMINATION

         The contractor shall not discriminate with respect to participation, reimbursement, or indemnification against any provider who is acting within the scope of the provider's license or certification under applicable State law, solely on the basis of such licensure or certification or against any provider that serves high-risk populations or specializes in conditions that require costly treatment. The contractor may, however, include providers only to the extent necessary to meet the needs of the organization's enrollees, establish any measure designed to maintain quality and control costs consistent with the responsibilities of the contractor, or use different reimbursement amounts for different specialties or for different practitioners in the same specialty. if the contractor declines to include individual or groups of providers in its network, it must give the affected providers written notice of the reason for its decision.

4.10     EXPERT WITNESS REQUIREMENTS AND COURT OBLIGATIONS

         The contractor shall comply with the following provisions concerning expert witness testimony and court-ordered services:

         A. The contractor shall bear the sole responsibility to provide expert witness services within the State of New Jersey for any hearings, proceedings, or other meetings and events relative to services provided by the contractor.

         B. These expert witness services shall be provided in all actions initiated by the Department, providers, enrollees, or any other party(ies) and which involve the Department and the contractor.

         C. The contractor shall designate and identify staff person(s) immediately available to perform the expert witness function, subject to prior approval by the Department. The Department shall exercise, at its sole discretion, a request for additional or substitute employees other than the designated expert witness.

         D. The contractor shall notify the Department prior to the delivery of all expert witness services, and/or response(s) to subpoenas. The notification shall be no later than twenty-four
                  (24) hours after the contractor is aware of the need to appear or of the subpoena.

         E. The contractor shall provide written analysis, representation and expert witness services in Fair Hearings and in court regarding any actions the contractor has taken. In the case of a contractor's denial, modification, or deferral of a prior authorization request, the contractor shall present its position for the denial, modification, or deferral of procedures during Fair Hearing proceedings. The parties to the Medicaid fair hearing include the contractor, the enrollee, and his/her representative or the representative of a deceased enrollee's estate.

         F. The Department will notify the contractor in a timely manner of the nature of the subject matter to be covered and the testimony to be presented and the date, time and location of the hearing, proceeding, or other meeting or event at which specific expert witness services are to be provided.

         G. The contractor shall coordinate and provide court ordered medical services (except sexual abuse evaluations). It is the responsibility of the contractor to inform the courts about the availability of its providers. If the court orders a non-contractor source to provide the treatment or evaluation, the contractor shall be liable for the cost up to the Medicaid rate if the contractor could not have provided the service through its own provider network or arrangements.

4.11     ADDITIONS, DELETIONS, AND/OR CHANGES

         The contractor shall submit any significant and material changes regarding policies, procedures, changes to health care delivery system and substantial changes to contractor operations, providers, provider networks, subcontractors, and reports to DMAHS for final approval at least 90 days prior to being published, distributed, and/or implemented.

ARTICLE FIVE: ENROLLEE SERVICES

5.1      GEOGRAPHIC REGIONS

         A. Service Area. The geographic region(s) for which the contractor has been awarded a contract to establish and maintain operations for the provision of services to Medicaid and NJ FamilyCare beneficiaries are indicated below. The contractor shall have complete provider networks for each of the counties included in the region(s) approved for this contract. Coverage for partial regions shall only be permitted through a prior approval process by DMAHS. The contractor shall submit a phase-in plan to DMAHS. See Article 2 for details.

                  _________Region 1:         Bergen, Hudson, Hunterdon, Morris,
                                             Passaic, Somerset, Sussex, and
                                             Warren

                  _________Region 2:         Essex, Union, Middlesex, and Mercer

                  _________Region 3:         Atlantic, Burlington, Camden, Cape
                                             May, Cumberland, Gloucester,
                                             Monmouth, Ocean, and Salem

         B. Enrollment Area. For the purposes of this contract, the contractor's enrollment area(s) and maximum enrollment limits (cumulative during the term of the contract) shall be as follows:

                                                      Maximum
                                                      Enrollment
                   County:                            Limit:
                  _________         Atlantic
                  _________         Bergen
                  _________         Burlington
                  _________         Camden
                  _________         Cape May
                  _________         Cumberland
                  _________         Essex
                  _________         Gloucester
                  _________         Hudson
                  _________         Hunterdon
                  _________         Mercer
                  _________         Middlesex
                  _________         Monmouth
                  _________         Morris
                  _________         Ocean
                  _________         Passaic
                  _________         Salem
                  _________         Somerset
                  _________         Sussex
                  _________         Union
                  _________         Warren

                                                                           V - l

5.2      AID CATEGORIES ELIGIBLE FOR CONTRACTOR ENROLLMENT

         A. Except as specified in Article 5.3, all persons who are not institutionalized, belong to one of the following eligibility categories, and reside in any of the enrollment areas, as identified in Article 5.1, are in mandatory aid categories and shall be eligible for enrollment in the contractor's plan in the manner prescribed by this contract.

                  1.       Aid to Families with Dependent Children
                           (AFDC)/Temporary Assistance for Needy Families
                           (TANF);

                  2. AFDC/TANF-Related, New Jersey Care...Special Medicaid Program for Pregnant Women and Children;

                  3.       SSI-Aged. Blind, Disabled, and Essential Spouses;

                  4. New Jersey Care...Special Medicaid programs for Aged, Blind, and Disabled;

                  5. Division of Developmental Disabilities Clients including the Division of Developmental Disabilities Community Care Waiver:

                  6.       Medicaid only or SSI-related Aged, Blind, and
                           Disabled:

                  7. Uninsured parents/caretakers and children who are covered under NJ FamilyCare;

                  [Reserved]

         B. The contractor shall enroll the entire Medicaid case, i.e., all individuals included under the ten digit Medicaid identification number.

         C. DYFS. Individuals who are eligible through the Division of Youth and Family Services may enroll voluntarily. All individuals eligible through DYFS shall be considered a unique Medicaid case and shall be issued an individual 12 digit Medicaid identification number, and may be enrolled in his/her own contractor.

         D. The contractor shall be responsible for keeping its network of providers informed of the enrollment status of each enrollee.

         E.       Dual eligibles (Medicaid-Medicare) may voluntarily enroll.

5.3      EXCLUSIONS AND EXEMPTIONS

         Persons who belong to one of the eligible populations (defined in 5.2A) shall not be subject to mandatory enrollment if they meet one or more criteria defined in this Article. Persons who fall into an "excluded" category (Article 5.3.1A) shall not be eligible to enroll in the contractor's plan. Persons falling into the categories under
         Article 5.3.1B are eligible to enroll on a voluntary basis. Persons falling into a category under Article 5.3.2 may be eligible for enrollment exemption, subject to the Department's review.

5.3.1    ENROLLMENT EXCLUSIONS

         A. The following persons shall be excluded from enrollment in the managed care program:

                  1. Individuals in the following Home and Community-based Waiver programs: Model Waiver I, Model Waiver II, Model Waiver III, Enhanced Community Options Waiver, Aids Community Care Alternative Program (ACCAP), Community Care Program for Elderly and Disabled (CCPED), assisted living programs, ABC Waiver for Children, Traumatic Brain Injury (TBI), and DYFS Code 65 children.

                  2.       Individuals in a Medicaid demonstration program.

                  3. Individuals who are institutionalized in an inpatient psychiatric institution, long term care nursing facility or in a residential facility including Intermediate Care Facilities for the Mentally Retarded. However, individuals who are eligible through DYFS and are placed in a DYFS residential center/facility or individuals in a mental health or substance abuse residential treatment facility are not excluded from enrolling in the contractor's plan.

                  4. Individuals in the Medically Needy, Presumptive Eligibility for pregnant women, Presumptive Eligibility for NJ FamilyCare, Home Care Expansion Program, or PACE program.

                  5. Infants of inmates of a public institution living in a prison nursery.

                  6. Individuals already enrolled in or covered by a Medicare or private HMO that does not have a contract with the Department to provide Medicaid services.

                  7.       Individuals in out-of-state placements.

                  8. Full time students attending school and residing out of the country will be excluded from New Jersey Care 2000+ participation while ii school.

                  9. The following types of dual beneficiaries: Qualified Medicare Beneficiaries (QMBs) not otherwise eligible for Medicaid; Special Low-Income Medicare Beneficiaries (SLMBs); Qualified Disabled and Working Individuals (QDWIs); and Qualifying Individuals 1 and 2.

         B. The following individuals shall be excluded from the Automatic Assignment process described in Article 5.4C but may voluntarily enroll:

                  1. Individuals whose Medicaid eligibility will terminate within three (3) months or less after the projected date of effective enrollment.

                  2. Individuals in mandatory eligibility categories who live in a county where mandatory enrollment is not yet required based on a phase-in schedule determined by DMAHS.

                  3. Individuals enrolled in or covered by either a Medicare or commercial HMO will not be enrolled in New Jersey Care 2000+ contractor unless the New Jersey Care 2000+ contractor and the Medicare/commercial HMO are the same.

                  4. Individuals in the Pharmacy Lock-in or Provider Warning or Hospice programs.

                  5. Individuals in eligibility categories other than AFDC/TANF, AFDC/TANF-related New Jersey Care, SSI-Aged, Blind and Disabled populations, the Division of Developmental Disabilities Community Care Waiver population, New Jersey Care - Aged, Blind and Disabled, or NJ FamilyCare Plan A.

                  6.       Children awaiting adoption through a private agency.

                  7. Individuals identified as having more than one active eligible Medicaid number.

                  8.       DYFS Population.

         C. The following individuals shall be excluded from the Automatic Assignment process:

                  1. Individuals included under the same Medicaid Case Number where one or more household member(s) are exempt.

                  2. Individuals participating in NJ FamilyCare Plans B, C, and D [Managed Care is the only program option available for these individuals].

5.3.2    ENROLLMENT EXEMPTIONS

                  The contractor, its subcontractors, providers or agents shall not coerce individuals to disenroll because of their health care needs which may meet an exemption reason, especially when the enrollees want to remain enrolled. Exemptions do not apply to NJ FamilyCare Plan B, Plan C, or Plan D individuals or to individuals who have been enrolled in any of the contracted plans for greater than one hundred and eighty (180) days. All exemption requests are reviewed by DMAHS on a case by case basis. Individuals may be exempted by DMAHS from enrollment in a contractor for the following reasons:

         A. First-time Medicaid/NJ FamilyCare Plan A beneficiaries who are pregnant women, beyond the first trimester, who have an established relationship with an obstetrician who is not a participating provider in any contractor. These individuals will be tracked and enrolled after sixty (60) days postpartum.

         B. Individuals with a terminal illness and who have an established relationship with a physician who is not a participating provider in any contractor's plan.

         C. Individuals with a chronic, debilitating illness or disability who have received treatment from a physician and/or team of providers with expertise in treating that illness with whom the individuals have an established relationship (greater than 12 months) and who are not participating in any contractor; and there is no other reasonable alternative as determined by DMAHS at its sole discretion. Such requests shall be reviewed by DMAHS on a case by case basis. The individuals or authorized persons must provide written documentation identifying all of the providers who provide regular, ongoing care and who will certify their continued involvement in the care of these individuals; also provide documentation detailing how and who will provide medical management for the individual.

                  1. Temporary exemption may be granted by DMAHS to allow the contractor time to contract with a specific specialist needed by an enrollee with whom there is a long-standing established relationship (greater than twelve (12) months) and there is no equivalent specialist available in the network. The contractor shall establish appropriate contractual/referral relationships with any or all specialists needed to accommodate the needs of enrollees with special needs.

         D. Individuals who do not speak English or Spanish and who meet the following criteria: i) have an illness requiring on-going treatment; ii) have an established relationship with a physician who speaks their primary language; and iii) there is no available primary care physician in any participating contractor who speaks the beneficiary's language. These cases shall be reviewed by DMAHS on a case-by-case basis with no automatic exemption from initial enrollment.

         E. Individuals who do not have a choice of at least two (2) PCPs within thirty (30) miles of their residence.

5.4      ENROLLMENT OF MANAGED CARE ELIGIBLES

         A. Enrollment. The health benefits coordinator (HBC), an agent of DMAHS, shall enroll Medicaid and NJ FamilyCare applicants. The HBC will explain the contractors' programs, answer any questions, and assist eligible individuals or, where applicable, an authorized person in selecting a contractor. The contractor may also enroll and directly market to individuals eligible for Aged, Blind, and Disabled (ABD) benefits. The contractor shall not enroll any other Medicaid-eligible beneficiary except as described in Article 5.16.1.(A).2. Except as provided in 5.16, the contractor shall not directly market to or assist managed care eligibles in completing enrollment forms. The duties of the HBC will include, but are not limited to, education, enrollment, disenrollment, transfers, assistance through the contractor's grievance/appeal process and other problem resolutions with the contractor, and communications. The duties of the contractor, when enrolling ABD beneficiaries will include education and enrollment, as well as other activities required within this contract. The contractor shall cooperate with the HBC in developing information about its plan for dissemination to Medicaid/NJ FamilyCare beneficiaries.

         B. Individuals eligible under NJ FamilyCare Plan A and NJ FamilyCare Plan B, Plan C, and Plan D may request an application via a toll-free number operated under contract for the State, through an outreach source, or from the contractor. The applications, including ABD applications taken by the contractor, may be mailed back to a State vendor. Individuals eligible under Plan A also have the option of completing the application either via a mail-in process or on site at the county welfare agency. Individuals eligible under Plan B, Plan C, and Plan D have the option of requesting assistance from the State vendor, the contractor or one of the registered servicing centers in the community. Assistance will also be made available at State field offices (e.g. the Medicaid District Offices) and county offices (e.g. Offices on Aging for grandparent caretakers).

         C. Automatic Assignment. Medicaid eligible persons who reside in enrollment areas that have been designated for mandatory enrollment, who qualify for AFDC/TANF, New Jersey Care... Special Medicaid programs eligibility categories, NJ FamilyCare Plan A, and SSI populations, who do not meet the exemption criteria, and who do not voluntarily choose enrollment in the contractor's plan, shall be assigned automatically by DMAHS to a contractor.

5.5      ENROLLMENT AND COVERAGE REQUIREMENTS

         A. General. The contractor shall comply with DMAHS enrollment procedures. The contractor shall accept for enrollment any individual who selects or is assigned to the contractor's plan, whether or not they are subject to mandatory enrollment, without regard to race, ethnicity, gender, sexual or affectional preference or orientation, age, religion, creed, color, national origin, ancestry, disability, health status or need for health services and will not use any policy or practice that has the effect of discrimination on the basis of race, color, or national origin.

         B. Coverage commencement. Coverage of enrollees shall commence at 12:00 a.m., Eastern Time, on the first day of the calendar month as specified by the DMAHS with the exceptions noted in
                  Article 5.5. The day on which coverage commences shall be the enrollee's effective date of enrollment.

         C. The contractor shall accept enrollment of Medicaid/NJ FamilyCare eligible persons within the defined enrollment areas in the order in which they apply or are auto-assigned to the contractor (on a random basis with equal distribution among all participating contractors) without restrictions, within contract limits. Enrollment shall be open at all times except when the contract limits have been met. A contractor shall not deny enrollment of a person with an SSI disability or New Jersey Care Disabled category who resides outside of the enrollment area. However, such enrollee with a disability shall be required to utilize the contractor's established provider network. The contractor shall accept enrollees for enrollment throughout the duration of this contract.

         D. Enrollment timeframe. As of the effective date of enrollment, and until the enrollee is disenrolled from the contractor's plan, the contractor shall be responsible for the provision and cost of all care and services covered by the benefits package listed in Article 4.1. Enrollees who become eligible to receive services between the 1st through the end of the month shall be eligible for Managed Care services in that month. When an enrollee is shown on the enrollment roster as covered by a contractor's plan, the contractor shall be responsible for providing services to that person from the first day of coverage shown to the last day of the calendar month of the effective date of disenrollment. DMAHS will pay the contractor a capitation rate during this period of time.

         E. Hospitalizations. For any eligible person who applies for participation in the contractor's plan, but who is hospitalized prior to the time coverage under the plan becomes effective, such coverage shall not commence until the date after such person is discharged from the hospital and DMAHS shall be liable for payment for the hospitalization, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. If an enrollee's disenrollment or termination becomes effective during a hospitalization, the contractor shall be liable for hospitalization until the date such person is discharged from the hospital, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. The contractor shall notify DMAHS within 180 days of initial hospital admission.

         F. Unless otherwise required by statute or regulation, the contractor shall not condition any Medicaid/NJ FamilyCare eligible person's enrollment upon the performance of any act or suggest in any way that failure to enroll may result in a loss of Medicaid/NJ FamilyCare benefits.

         G. There shall be no retroactive enrollment in Managed Care. Services for those beneficiaries during any retroactive period will remain fee-for-service, except for individuals eligible under NJ FamilyCare Plans B, C, and D who are not eligible until enrolled in an MCE. Coverage shall continue indefinitely unless this contract expires or is terminated, or the enrollee is no longer eligible or is deleted from the contractor's list of eligible enrollees.

                  1.         Exceptions and Clarifications

                           a. The contractor shall be responsible for providing services to an enrollee unless otherwise notified by DMAHS. In certain situations, retroactive re-enrollments may be authorized by DMAHS.

                           b. Deceased enrollees. If an enrollee is deceased and appears on the recipient file as active, the contractor shall promptly notify DMAHS. DMAHS shall recover capitation payments made on a prorated basis after the date of death.

                           c. Newborn infants. Coverage of newborn infants shall be the responsibility of the contractor that covered the mother on the date of birth from the date of birth and for a minimum of 60 days after the birth, through the period ending at the end of the month in which the 60th day falls, unless the baby is determined eligible beyond that point. Any baby that is hospitalized during the first 60 days of life shall remain the contractor's responsibility until discharge as well as for any hospital readmissions within forty-eight (48) hours of discharge for the same diagnosis (other than "liveborn infant"). The contractor shall notify DMAHS when a newborn who has been hospitalized and has not been accreted to its enrollment roster after [Reserved] twelve (12) weeks from the date of birth. DMAHS will take action with the appropriate CWA to have the infant accreted to the eligibility file and subsequently the enrollment roster following this notification. (See Section B.5.1 of the Appendices, for the applicable Notification of Newborns form and amendments thereto). The mother's MCE shall be responsible for the hospital stay for the newborn following delivery and for subsequent services based on enrollment in the contractor's plan. [Reserved] See Article 8 for reimbursement provisions.

                                    i.       SSI. Newborns born to an SSI mother
                                             who never applies for or may not be
                                             eligible for AFDC/TANF remain the
                                             responsibility of the mother's MCE
                                             from the date of birth and for a
                                             minimum of 60 days after the birth,
                                             through the period ending at the
                                             end of the month in which the 60th
                                             day falls, unless the baby is
                                             determined eligible beyond that
                                             point. Any baby that is
                                             hospitalized during the first 60
                                             days of life shall remain the
                                             contractor's responsibility until
                                             discharge as well as for any
                                             hospital readmission within
                                             forty-eight (48) hours of discharge
                                             for the same diagnosis (other than
                                             "liveborn infant"). The contractor
                                             shall be responsible for notifying
                                             DMAHS when a newborn who has been
                                             hospitalized and has not been
                                             accreted to its enrollment roster
                                             after [Reserved] twelve (12) weeks
                                             from the date of birth.

                                    ii.      DYFS. Newborns who are placed under
                                             the jurisdiction of the Division of
                                             Youth and Family Services are the
                                             responsibility of the MCE that
                                             covered the mother on the date of
                                             birth for medically necessary
                                             newborn care. Such children shall
                                             become FFS upon their placement in
                                             a DYFS-approved out-of-home
                                             placement.

                                    iii.     NJ FamilyCare. Newborn infants born
                                             to NJ FamilyCare Plans B, C, and D
                                             mothers shall be the responsibility
                                             of the MCE that covered the mother
                                             on the date of birth for a minimum
                                             of 60 days after the birth through
                                             the period ending at the end of the
                                             month in which the 60th day falls
                                             unless the child is determined
                                             eligible beyond this time period.
                                             The contractor shall notify DMAHS
                                             of the birth immediately in order
                                             to assure payment for this period.

                           d. Enrollee no longer in contract area. If an enrollee moves out of the contractor's enrollment area and would otherwise still be eligible to be enrolled in the contractor's plan, the contractor shall continue to provide or arrange benefits to the enrollee until the DMAHS can disenroll him/her. The contractor shall ask DMAHS to disenroll the enrollee due to the change of residence as soon as it becomes aware of the enrollee's relocation. This provision does not apply to persons with disabilities, who may elect to remain with the contractor, or to NJ FamilyCare Plans B, C, and D enrollees, who remain enrolled until the end of the month in which the 60th day after the request falls.

         H. Enrollment Roster. The enrollment roster and weekly transaction register generated by DMAHS shall serve as the official contractor enrollment list. However, enrollment changes can occur between the time when the monthly roster is produced and capitation payment is made. The contractor shall only be responsible for the provision and cost of care for an enrollee during the months on which the enrollee's name appears on the roster, except as indicated in Article 8.8. DMAHS shall make available data on eligibility determinations to the contractor to resolve discrepancies that may arise between the roster and contractor enrollment files. If DMAHS notifies the contractor in writing of changes in the roster, the contractor shall rely upon that written notification in the same manner as the roster. Corrective action shall be limited to one (1) year from the date that the change was effective.

         I. Enrollment of Medicaid case. Enrollment shall be for the entire Medicaid case, i.e., all individuals included under the ten-digit Medicaid identification number (or 12-digit ID number in the case of DYFS population). The contractor shall not enroll a partial case except at the DMAHS' sole discretion.

         J. Weekly Enrollment Transactions. In keeping with a schedule established by DMAHS, DMAHS will process and forward enrollment transactions to the contractor on a weekly basis.

         K. Capitation Recovery. Capitation payments for a full month coverage shall be recovered from the contractor on a prorated basis when an enrollee is admitted to a nursing facility for long term care services [Note: this does not pertain to nursing facility admissions solely for hospice services OR PT, OT, or speech.], psychiatric care facility or other institution including incarceration and the individual is disenrolled from the contractor's plan on the day prior to such admission.

         L. Adjustments to Capitation. The monthly capitation payments shall include all adjustments made by DMAHS for reasons such as but not limited to retroactive validation as for newborns or retroactive termination of eligibility as for death, incarceration or institutionalization. These adjustments will be documented by DMAHS by means of a remittance tape. With the exception of newborns, DMAHS shall be responsible for fee-for-service payments incurred by the enrollee during the period prior to actual enrollment in the contractor's plan.

         M. The contractor shall cooperate with established procedures whereby DMAHS and the HBC shall monitor enrollment and disenrollment practices.

         N. Nothing in this Article or contract shall be construed to limit or in any way jeopardize a Medicaid beneficiary's eligibility for New Jersey Medicaid.

         O. DMAHS shall arrange for the determination of eligibility of each potential enrollee for covered services under this contract and to arrange for the provision of complete information to the contractor with respect to such eligibility, including notification whenever an enrollee's Medicaid/NJ FamilyCare eligibility is discontinued.

         P. Automatic Re-enrollment. An individual may be automatically re-enrolled in the contractor's plan when he/she was disenrolled solely due to loss of Medicaid eligibility for a period of 2 months or less.

5.6      VERIFICATION OF ENROLLMENT

         A. The contractor shall be responsible for keeping its network of providers informed of the enrollment status of each enrollee. The contractor shall be able to report and ensure enrollment to network providers through electronic means.

         B. The contractor shall maintain procedures to ensure that each individual's enrollment in the contractor's plan may be verified with the use of the Medicaid/NJ FamilyCare Eligibility Identification Card issued by the State and/or card issued by the contractor through:

                  1.       Point of Service Device (POS)

                  2.       Claims and Eligibility Real Time System (CERTS)

                  3.       Automated Eligibility Verification System (AEVS)

         C. Providers should not wait more than three (3) minutes to verify enrollment.

5.7      MEMBER SERVICES UNIT

         A. Defined. The contractor shall have in place a Member Services Unit to coordinate and provide services to Medicaid/NJ FamilyCare managed care enrollees. The services as described in this Article include, but are not limited to enrollee selection, changes, assignment, and/or reassignment of a PCP, explanation of benefits, assistance with filing and resolving inquiries, billing problems, grievances and appeals, referrals, appointment scheduling and cultural and/or linguistic needs. This unit shall also provide orientation to contractor operations and assistance in accessing medical and dental care.

         B. Staff Training. The contractor shall develop a system to ensure that new and current Member Services staff receive basic and ongoing training and have expertise necessary to provide accurate information to all Medicaid/NJ FamilyCare enrollees regarding program benefits and contractor's procedures.

         C. Communication-Affecting Conditions. The contractor shall ensure that Member Services staff have training and experience needed to provide effective services to enrollees with special needs, and are able to communicate effectively with enrollees who have communication-affecting conditions, in accordance with this Article.

         D. Language Requirements. The Member Services staff shall include individuals who speak English, Spanish and any other language which is spoken as a primary language by a population that exceeds five (5) percent of the contractor's Medicaid/NJ FamilyCare enrollees or two hundred (200) enrollees in the contractor's plan, whichever is greater.

         E. Member Services Manual. The contractor shall maintain a current Member Services Manual to serve as a resource of information for Member Services staff. A copy shall be provided to the Department during the readiness site visit. On an annual basis, all changes to the Member Services Manual shall be incorporated into the master used for making additional distribution copies of the manual.

         F. The contractor shall provide an after-hours call-in system to triage urgent care and emergency calls from enrollees.

         G. The contractor shall have written policies and procedures for member services to refer enrollees to a health professional to triage urgent care and emergencies during normal hours of operation.

         H. The Contractor shall submit any significant and material changes to its member services policies and procedures to the Department prior to being implemented.

5.8      ENROLLEE EDUCATION AND INFORMATION 5.8.1 GENERAL REQUIREMENTS

         A. Written Material Submission to DMAHS. The contractor shall provide all materials/notifications relating to enrollees and potential enrollees in a manner and format that may be easily understood. The contractor shall submit the format and content of all written materials/notifications and orientations described in this contract to DMAHS for review and approval prior to enrollee contact/distribution. All appropriate materials shall be submitted by DMAHS to the State Medical Advisory Committee for review.

         B. The contractor shall prepare and distribute with prior approval by DMAHS, bilingual marketing and informational materials to Medicaid/NJ FamilyCare beneficiaries, enrollees (or, where applicable, an authorized person), and providers, and shall include basic information about its plan. Information must be in language and formats that ensures that all beneficiaries can understand each process and make an informed decision about enrollment in the contractor's plan. Written information shall be culturally and linguistically sensitive.

         C. [Reserved] The contractor shall establish a mechanism and present to DMAHS how its enrollees will be continually educated about its policies and procedures; the role of participants in the education process including contractor administration, member and provider services, care managers, and network providers; how the "educators" are made aware of their education role; and how the contractor will assure the State this process will be monitored to assure successful outcomes for all enrollees, particularly enrollees with special needs and the homeless.

         D. The contractor shall make its written information available in the prevalent non-English languages in each service area of operation.

         E. The contractor shall inform enrollees that information is available in alternative formats and how to access those formats.

5.8.2    ENROLLEE NOTIFICATION/HANDBOOK

         Prior to the effective date of enrollment, the contractor shall provide each enrolled case or, where applicable, authorized person, with a bilingual (English/Spanish) member handbook and an Identification Card. The handbook shall be written at the fifth grade reading level or at an appropriate reading level for enrollees with special needs. The handbook shall also be available in prevalent languages and on request in other languages and alternative formats, e.g., large print, Braille, audio cassette, or diskette for enrollees with sensory impairments or in a modality that meets the needs of enrollees with special needs. The content and format of the handbook shall have the prior written approval of DMAHS and shall describe all services covered by the contractor, exclusions or limitations on coverage, the correct use of the contractor's plan, and other relevant information, including but not limited to the following:

         A. Cover letter, explaining the member handbook, expected effective date of enrollment, and when identification card will be received (if not sent with the handbook);

                  1. The enrollee's expected effective date of enrollment; provided that, if the actual effective date of enrollment is different from that given to the enrollee or, where applicable, an authorized person, at the time of enrollment, the contractor shall notify the enrollee or, where applicable, an authorized person of the change;

         B. A clear description of benefits included in this contract with exclusions, restrictions, and limitations. Clarification that enrollees who are clients of the Division of Developmental Disabilities will receive mental health/substance abuse services through the contractor (may be addressed through a separate insert to the basic handbook);

         C. An explanation of the procedures for obtaining covered services;

         D. An explanation of the use of the contractor's toll free telephone number (staffed for twenty-four (24) hours per day/seven (7) days per week communication);

         E. A listing of primary care practitioners (in the format described in Article 4.8.4);

         F. An identification card clearly indicating that the bearer is an enrollee of the contractor's plan; and the name of the primary care practitioner and telephone number on the card; a description of the enrollee identification card to be issued by the contractor; and an explanation as to its use in assisting beneficiaries to obtain services;

         G. An explanation that beneficiaries shall obtain all covered non-emergency health care services through the contractor's providers;

         H. An explanation of the process for accessing emergency services and services which require or do not require referrals;

         I. A definition of the terms "emergency medical condition" and "post stabilization care services" and an explanation of the procedure for obtaining emergency services, including the need to contact the PCP for urgent care situations and prior to accessing such services in the emergency room;

         J. An explanation of the importance of contacting the PCP immediately for an appointment and appointment procedures;

         K. An explanation of where and how twenty-four (24) hour per day, seven (7) day per week, emergency services are available, including out-of-area coverage, and procedures for emergency and urgent health care service, including the fact that the enrollee has a right to use any hospital or other setting for emergency care;

         L. A list of the Medicaid and/or NJ FamilyCare services not covered by the contractor and an explanation of how to receive services not covered by this contract including the fact that such services may be obtained through the provider of their choice according to regular Medicaid program regulations. The contractor may also assist an enrollee or, where applicable, an authorized person, in locating a referral provider;

         M. A notification of the enrollee's right to obtain family planning services from the contractor or from any appropriate Medicaid participating family planning provider (42 C.F.R.
                  Section 431.51(b)); as well as an explanation that enrollees covered under NJ FamilyCare Plan D may only obtain family planning services through the contractor's provider network, and that family planning services outside the contractor's provider network are not covered services.

         N. A description of the process for referral to specialty and ancillary care providers and second opinions;

         O. An explanation of the reasons for which an enrollee may request a change of PCP, the process of effectuating that change, and the circumstances under which such a request may be denied;

         P. The reasons and process by which a provider may request an enrollee to change to a different PCP;

         Q. An explanation of an enrollee's rights to disenroll or transfer at any time for cause; disenroll or transfer in the first 90 days after the latter of the date the individual enrolled or the date they receive notice of enrollment and at least every twelve (12) months thereafter without cause and that the lock-in period does not apply to ABD, ODD or DYFS individuals;

         R.       Complaints and Grievances/Appeals

                  1. Procedures for resolving complaints, as approved by the DMAHS;

                  2. A description of the grievance/appeal procedures to be used to resolve disputes between a contractor and an enrollee, including: the name, title, or department, address, and telephone number of the person(s) responsible for assisting enrollees in grievance/appeal resolutions; the time frames and circumstances for expedited and standard grievances; the right to appeal a grievance determination and the procedures for filing such an appeal; the time frames and circumstances for expedited and standard appeals; the right to designate a representative; a notice that all disputes involving clinical decisions will be made by qualified clinical personnel; and that all notices of determination will include information about the basis of the decision and further appeal rights, if any;

                  3. The contractor shall notify all enrollees in their primary language of their rights to file grievances and appeal grievance decisions by the contractor;

         S. An explanation that Medicaid/NJ FamilyCare Plan A enrollees, and Plan D enrollees with a program status code of 380, have the right to a Medicaid Fair Hearing with DMAHS and the appeal process through the DHSS for Medicaid and NJ FamilyCare enrollees, including instructions on the procedures involved in making such a request;

         T. Title, addresses, phone numbers and a brief description of the contractor's plan for contractor management/service personnel;

         U. The interpretive, linguistic, and cultural services available through the contractor's personnel;

         V. An explanation of the terms of enrollment in the contractor's plan, continued enrollment, automatic re-enrollment, disenrollment procedures, time frames for each procedure, default procedures, enrollee's rights and responsibilities and causes for which an enrollee shall lose entitlement to receive services under this contract, and what should be done if this occurs;

         W. A statement strongly encouraging the enrollee to obtain a baseline physical and dental examination, and to attend scheduled orientation sessions and other educational and outreach activities;

         X. A description of the EPSDT program, and language encouraging enrollees to make regular use of preventive medical and dental services;

         Y. Provision of information to enrollees or, where applicable, an authorized person, to enable them to assist in the selection of a PCP;

         Z. Provision of assistance to clients who cannot identify a PCP on their own;

         AA. An explanation of how an enrollee may receive mental health and substance abuse services;

         BB.      An explanation of how to access transportation services;

         CC. An explanation of service access arrangements for home bound enrollees;

         DD. A statement encouraging early prenatal care and ongoing continuity of care throughout the pregnancy;

         EE. A notice that an enrollee may obtain a referral to a health care provider outside of the contractor's network or panel when the contractor does not have a health care provider with appropriate training and experience in the network or panel to meet the particular health care needs of the enrollee and procedure by which the enrollee can obtain such referral;

         FF. A notice that an enrollee with a condition which requires ongoing care from a specialist may request a standing referral to such a specialist and the procedure for requesting and obtaining such a specialist referral;

         GG. A notice that an enrollee with (i) a life-threatening condition or disease or (ii) a degenerative and/or disabling condition or disease, either of which requires specialized medical care over a prolonged period of time may request a specialist or specialty care center responsible for providing or coordinating the enrollee's medical care and the procedure for requesting and obtaining such a specialist or access to the center;

         HH. A notice of all appropriate mailing addresses and telephone numbers to be utilized by enrollees seeking information or authorization;

         II.      A notice of pharmacy Lock-In program and procedures;

         JJ.      An explanation of the time delay of thirty (30) to forty-five
                  (45) days between the date of initial application and the effective date of enrollment; however, during this interim period, prospective Medicaid enrollees will continue to receive health care benefits under the regular fee-for-service Medicaid program or the HMO with which the person is currently enrolled. Enrollment is subject to verification of the applicant's eligibility for the Medicaid program and New Jersey Care 2000+ enrollment; and the time delay of thirty
                  (30) to forty-five (45) days
                  between the date of request for disenrollment and the effective date of disenrollment;

         KK. An explanation of the appropriate uses of the Medicaid/NJ FamilyCare identification card and the contractor identification card;

         LL. A notification, whenever applicable, that some primary care physicians may employ other health care practitioners, such as nurse practitioners or physician assistants, who may participate in the patient's care;

         MM. The enrollee's or, where applicable, an authorized person's signed authorization on the enrollment application allows release of medical records;

         NN. Notification that the enrollee's health status survey (obtained only by the HBC) will be sent to the contractor by the Health Benefits Coordinator;

         OO. A notice that enrollment and disenrollment is subject to verification and approval by DMAHS;

         PP. An explanation of procedures to follow if enrollees receive bills from providers of services, in or out of network;

         QQ. An explanation of the enrollee's financial responsibility for payment when services are provided by a health care provider who is not part of the contractor's organization or when a procedure, treatment or service is not a covered health care benefit by the contractor and/or by Medicaid;

         RR. A written explanation at the time of enrollment of the enrollee's right to terminate enrollment, and any other restrictions on the exercise of those rights, to conform to 42 U.S.C. Section 1396b(m)(2)(F)(ii). The initial enrollment information and the contractor's member handbook shall be adequate to convey this notice and shall have DMAHS approval prior to distribution;

         SS. An explanation that the contractor will contact or facilitate contact with, and require its PCPs to use their best efforts to contact, each new enrollee or, where applicable, an author zed person, to schedule an appointment for a complete, age/sex specified baseline physical, and for enrollees with special needs who have been identified through a Complex Needs Assessment as having complex needs, the development of an Individual Health Care Plan at a time mutually agreeable to the contractor and the enrollee, but not later than ninety
                  (90) days after the effective date of enrollment for children under twenty-one (21) years of age, and not later than one hundred eighty (180) days after initial enrollment for adults; for adult clients of DDD, no later than ninety (90) days after the effective date of enrollment; and encourage enrollees to contact the contractor and/or their PCP to schedule an appointment;

         TT. An explanation of the enrollee's rights and responsibilities which should include, at a minimum, the following, as well as the provisions found in Standard X in NJ modified QARI/QISMC in Section B.4.14 of the Appendices.

                  1. Provision for "Advance Directives," pursuant to 42 C.F.R. Part 422 and Part 489, Subpart I; must also include a description of state law and any changes in state law. Such changes must be made and issued no later than 90 days after the effective date of the change;

                  2. Participation in decision-making regarding their health care;

                  3. Provision for the opportunity for enrollees or, where applicable, an authorized person to offer suggestions for changes in policies and procedures; and

                  4.       A policy on the treatment of minors.

         UU. Notification that prior authorization for emergency services, either in-network or out-of-network, is not required;

         VV. Notification that the costs of emergency screening examinations will be covered by the contractor when the condition appeared to be an emergency medical condition to a prudent layperson;

         WW. For beneficiaries subject to cost-sharing (i.e., those eligible through NJ FamilyCare Plan C, and D; See Section
                  B.5.2 of the Appendices), information that specifically explains:

                  1.       The limitation on cost-sharing;

                  2. The dollar limit that applies to the family based on the reported income;

                  3. The need for the family to keep track of the cost-sharing amounts paid; and

                  4. Instructions on what to do if the cost-sharing requirements are exceeded.

         XX.      An explanation on how to access WIC services;

         YY. Any other information essential to the proper use of the contractor's plan as may be required by the Division; [Reserved]

         ZZ. Inform enrollees of the availability of care management services;

         AAA. Enrollee right to adequate and timely information related to physician incentives;

         BBB. An explanation that Medicaid benefits received after age 55 may be reimbursable to the State of New Jersey from the enrollee's estate. The recovery may include premium payments made on behalf of the beneficiary to the managed care organization in which the beneficiary enrolls; and

         CCC. Information on how to obtain continued services during a transition, i.e., from the Medicaid FFS program to the contractor's plan, from one MCO to another MCO, from the contractor's plan to Medicaid FFS, when applicable.

5.8.3    ANNUAL INFORMATION TO ENROLLEES

         The contractor shall distribute an updated handbook which will include the information specified in Article 5.8.2 to each enrollee or enrollee's family unit and to all providers at least once every twelve
         (12) months.

5.8.4    NOTIFICATION OF CHANGES IN SERVICES

         The contractor shall revise and distribute the information specified in
         Article 5.8 at least thirty (30) calendar days prior to any changes that the contractor makes in services provided or in the locations at which services may be obtained, or other changes of a program nature or in administration, to each enrollee and all providers affected by that change.

5.8.5    ID CARD

         A. Except as set forth in Section 5.9.1C. the contractor shall deliver to each new enrollee prior to the effective enrollment date but no later than seven (7) days after the enrollee's effective date of enrollment a contractor Identification Card for those enrollees who have selected a PCP. The Identification Card shall have at least the following information:

                  1.       Name of enrollee

                  2. Issue Date for use in automated card replacement process

                  3. Primary Care Provider Name (may be affixed by sticker)

                  4. Primary Care Provider Phone Number (may be affixed by sticker)

                  5. What to do in case of an emergency and that no prior authorization is required

                  6.       Relevant copayments/Personal Contributions to Care

                  7.       Contractor 800 number - emergency message

                  Any additional information shall be approved by DMAHS prior to use on the ID card.

         B. For children and individuals eligible solely through the NJ FamilyCare Program, the identification card must clearly indicate "NJ FamilyCare"; for children and individuals who are participating in NJ FamilyCare Plans C and D the cost-sharing amount shall be listed on the card. However, for both Eskimo and Native American Indian children under the age of 19 years with Race Code 3, or if the family limit for cost-sharing has been reached, the identification card shall indicate a zero cost-sharing amount. The State will notify the contractor when such limits have been reached.

5.8.6    ORIENTATION AND WELCOME LETTER

         A. Welcome Letter. The contractor shall mail a welcome letter to each new enrollee or authorized person prior to the enrollee's effective date of coverage. The welcome letter shall explain the member handbook, the enrollee's expected effective date of enrollment, and when the enrollee's identification card will be received.

         B. Individual or Group Orientation. The contractor shall offer barrier free individual or group orientation, by telephone or in person, to enrollees, family members, or, where applicable, authorized persons who are able to be contacted regarding the delivery system. Orientation shall normally occur within thirty (30) days of the date of enrollment, except that the contractor shall attempt to provide orientation within ten
                  (10) days to each enrollee who has been identified as having special needs. The contractor shall provide orientation education that includes at least the following:

                  1. Specific information listed within the member handbook.

                  2. The circumstances under which a team of professionals (e.g., care management) is convened, the role of the team, and the manner in which it functions.

         C. Prior to conducting the first orientation, the contractor shall submit for the readiness on-site review, a curriculum that meets the requirements of this provision to DMAHS for approval.

5.9      PCP SELECTION AND ASSIGNMENT

         The contractor shall place a high emphasis on ensuring that enrollees are informed and have access to enroll with traditional and safety net providers. The contractor shall place a high priority on enrolling enrollees with their existing PCP. If an enrollee does not select a PCP, the enrollee shall be assigned to his/her PCP of record (based upon prior history information) if that PCP is still a participating provider with the contractor. All contract materials shall provide equal information about enrollment with traditional and safety net providers as that provided about contractor operated offices. All materials, documents, and phone scripts shall be reviewed and approved by the Department before use.

5.9.1    INITIAL SELECTION/ASSIGNMENT

         A. General. Each enrollee in the contractor's plan shall be given the option of choosing a specific PCP in accordance with Articles 4.5 and 4.8 within the contractor's provider network who will be responsible for the provision of primary care services and the coordination of all other health care needs through the mechanisms listed in this Article.

                  The HBC will provide the contractor with information, when available, of existing PCP relationships via the Plan Selection Form. The contractor shall, at the enrollee's option, maintain the PCP-patient relationship.

         B. PCP Selection. The contractor shall provide enrollees with information to facilitate the choice of an appropriate PCP. This information shall include, where known, the name of the enrollee's provider of record, and a listing of all participating providers in the contractor's network. (See
                  Article 4.8.4 for a description of the required listing.)

         C. PCP Assignment. If the contractor has not received an enrollee's PCP selection within ten (10) calendar days from the enrollee's effective date of coverage or the selected PCP's panel is closed, the contractor shall assign a PCP and deliver an ID card by the fifteenth (15th) calendar day after the effective date of enrollment. The assignment shall be made according to the following criteria, in hierarchical order:

                  1. The enrollee shall be assigned to his/her current provider, if known, as long as that provider is a part of the contractor's provider network.

                  2. The enrollee shall be assigned to a PCP whose office is within the travel time/distance standards, as defined in Article 4.8.8. If the language and/or cultural needs of the enrollee are known to the contractor, the enrollee shall be assigned to a PCP who is or has office staff who are linguistically and culturally competent to communicate with the enrollee or have the ability to interpret in the provision of health care services and related activities during the enrollee's office visits or contacts.

5.9.2    PCP CHANGES

         A. Enrollee Request. Any enrollee or, where applicable, authorized person dissatisfied with the PCP selected or assigned shall be allowed to reselect or be assigned to another PCP. Such reassignment shall become effective no later than the beginning of the first month following a full month after the request to change the enrollee's PCP. Except for DYFS enrollees, this reselection or reassignment for any cause may be limited, at the contractor's discretion, to two (2) times per year. However, in the event there is reasonable cause following policies and procedures as determined by the contractor and approved by the Department, the enrollee or, where applicable, authorized person may reselect or be reassigned at any time, regardless of the number of times the enrollee has previously changed PCPs.

                  In the event an enrollee becomes non-eligible and then re-eligible within six (6) months in the same region, said enrollee shall, if at all possible, be assigned to the same PCP. In such a circumstance, the contractor may count previous PCP changes toward the annual two-change limit.

         B. PCP Request. The contractor shall develop policies and procedures, which shall be prior approved by the Department, for allowing a PCP to request reassignment of an enrollee, e.g., for irreconcilable differences, for when an enrollee has taken legal action against the provider, or if an enrollee fails to comply with health care instructions and such non-compliance prevents the provider from safely and/or ethically proceeding with that enrollee's health care services. The contractor shall approve any reassignments and require documentation of the reasons for the request for reassignment. For example, if a PCP requests reassignment of an enrollee for failure to comply with health care instructions, the contractor shall take into consideration whether the enrollee has a physical or developmental disability that may contribute to the noncompliance, and whether the provider has made reasonable efforts to accommodate the enrollee's needs. In the case of DYFS-eligible children, copies of such requests shall be sent to the Division of Youth and Family Services, c/o Medicaid Liaison, PO Box 717, Trenton, NJ 08625-0717.

         C. PCP Change Form. If a change form is used, by the contractor, the contractor shall immediately provide the PCP Change Form to an enrollee wishing a change, if such request is made in person, or by mail if requested by telephone or in writing. The contractor shall mail the form within three (3) business days of receiving a telephone or written request for a form.

         D. Processing of PCP Change Forms. If a change form is used by the contractor, enrollees shall submit the PCP change form to the contractor for processing. The contractor shall process the form and return the enrollee identification card or self-adhering sticker to the enrollee within ten (10) calendar days of the postmark date on the mailing envelope or, if not received by mail, the date received by the contractor.

         E. Verbal Requests for PCP Change. The contractor may accept verbal requests from enrollees or authorized persons to change PCPs. However, the contractor shall document the verbal request including at a minimum name of caller, date of call, and selected PCP. The contractor shall process the request and return the enrollee identification card or self-adhering sticker to the enrollee within ten (10) calendar days of the request for PCP change.

5.10     DISENROLLMENT FROM CONTRACTOR'S PLAN

5.10.1   GENERAL PROVISIONS

         A. Non-discrimination. Disenrollment from contractor's plan shall not be based in whole or in part on an adverse change in the enrollee's health, on any of the factors listed in Article 7.8, or on amounts payable to the contractor related to the enrollee's participation in the contractor's plan.

         B. Coverage. The contractor shall not be responsible for the provision and cost of care and services for an enrollee after the effective date of disenrollment unless the enrollee is admitted to a hospital prior to the expected effective date of disenrollment, in which case the contractor is responsible for the provision and cost of care and services covered under this contract until the date on which the enrollee is discharged from the hospital, including any charge for the enrollee readmitted within forty-eight (48) hours of discharge for the same diagnosis.

         C. Notification of Disenrollment Rights. The contractor shall notify through personalized, written notification the enrollee or, where applicable, authorized person of the enrollee's disenrollment rights at least sixty (60) days prior to the end of his/her twelve (12)-month enrollment period. The contractor shall notify the enrollee of the effective disenrollment date.

         D. Release of Medical Records. The contractor shall transfer or facilitate the transfer of the medical record (or copies of the medical record), upon the enrollee's or, where applicable, an authorized person's request, to either the enrollee, to the receiving provider, or, in the case of a child eligible through the Division of Youth and Family Services, to a representative of the Division of Youth and Family Services or to an adoptive parent receiving subsidy through DYFS, at no charge, in a timely fashion, i.e., no later than ten days prior to the effective date of transfer. The contractor shall release medical records of the enrollee, and/or facilitate the release of medical records in the possession of participating providers as may be directed by DMAHS authorized personnel and other appropriate agencies of the State of New Jersey, or the federal government. Release of medical records shall be consistent with the provisions of confidentiality as expressed in Article 7.40 of this contract and the provisions of 42 C.F.R. Section 431.300. For individuals, being served through the Division of Youth and Family Services, release of medical records must be in accordance with the provisions under N.J.S.A. 9:6-8.l0a and 9:6-8.40 and consistent with the need to protect the individual's confidentiality.

         E. In the event the contract, or any portion thereof, is terminated, or expires, the contractor shall assist DMAHS in the transition of enrollees to other contractors. Such assistance and coordination shall include, but not be limited to, the forwarding of medical and other records and the facilitation and scheduling of medically necessary appointments for care and services. The cost of reproducing and forwarding medical charts and other materials shall be borne by the contractor. The contractor shall be responsible for providing all reports set forth in this contract. The contractor shall make provision for continuing all management and administrative services until the transition of enrollees is completed and all other requirements of this contract are satisfied. The contractor shall be responsible for the following:

                  1. Identification and transition of chronically ill, high risk and hospitalized enrollees, and enrollees in their last four weeks of pregnancy.

                  2.       Transfer of requested medical records.

5.10.2   DISENROLLMENT FROM THE CONTRACTOR'S PLAN AT THE ENROLLEE'S REQUEST

         A. An individual enrolled in a contractor's plan may be subject to the enrollment Lock-In period provided for in this Article. The enrollment Lock-In provision does not apply to SSI and New Jersey Care ABD individuals, clients of DDD or to individuals eligible to participate through the Division of Youth and Family Services.

                  1. An enrollee subject to the enrollment Lock-In period may initiate disenrollment or transfer for any reason during the first ninety (90) days after the latter of the date the individual is enrolled or the date they receive notice of enrollment with a new contractor and at least every twelve (12) months thereafter without cause. NJ FamilyCare Plans B, C, or D enrollees will be subject to a twelve (12)-month Lock-In period.

                           a. [Reserved] The period during which an individual has the right to disenroll from the contractor's plan without cause applies to an individual's initial period of enrollment with the contractor. If that individual chooses to re-enroll with the contractor, his/her initial date of enrollment with the contractor will apply.

                           b.       Upon automatic re-enrollment of an
                                    individual who is disenrolled solely because he or she loses Medicaid eligibility for a period of 2 months or less, if the temporary loss of Medicaid eligibility has caused the individual to miss the annual disenrollment opportunity.

                  2. An enrollee subject to the Lock-In period may initiate disenrollment for good cause at any time.

                           a. Good cause reasons for disenrollment or transfer shall include, unless otherwise defined by DMAHS:

                                    i.       Failure of the contractor to
                                             provide services including physical
                                             access to the enrollee in
                                             accordance with the terms of this
                                             contract;

                                    ii.      Enrollee has filed a
                                             grievance/appeal with the
                                             contractor pursuant to the
                                             applicable grievance/appeal
                                             procedure and has not received a
                                             response within the specified time
                                             period stated therein, or in a
                                             shorter time period required by
                                             federal law;

                                    iii.     Documented grievance/appeal, by the
                                             enrollee against the contractor's
                                             plan without satisfaction.

                                    iv.      Enrollee is subject to enrollment
                                             exemption as set forth in Article
                                             5.3.2. If an exemption situation
                                             exists within the contractor's plan
                                             but another contractor can
                                             accommodate the individual's needs,
                                             a transfer may be granted.

                                    v.       Enrollee has substantially more
                                             convenient access to a primary care
                                             physician who participates in
                                             another MCE in the same enrollment
                                             area.

         B. Voluntary Disenrollment. The contractor shall assure that enrollees who disenroll voluntarily are provided with an opportunity to identify, in writing, their reasons for disenrollment. The contractor shall further:

                  1. Require the return, or invalidate the use of the contractor's identification card; and

                  2. Forward a copy of the disenrollment request or refer the beneficiary to DMAHS/HBC by the eighth (8th) day of the month prior to the month in which disenrollment is to become effective.

         C. HBC Role. All enrollee requests to disenroll must be made through the Health Benefits Coordinator. The contractor may not induce, discuss or accept disenrollments. Any enrollee seeking to disenroll should be directed to contact the HBC. This applies to both mandatory and voluntary enrollees. Disenrollment shall be completed by the HBC at facilities and in a manner so designated by DMAHS.

         D. Effective Date. The effective date of disenrollment or transfer shall be no later than the first day of the month immediately following the full calendar month the disenrollment is initiated by DMAHS. Notwithstanding anything herein to the contrary, the remittance tape, along with any changes reflected in the weekly register or agreed upon by DMAHS and the contractor in writing, shall serve as official notice to the contractor of disenrollment of an enrollee.

5.10.3   DISENROLLMENT FROM THE CONTRACTOR'S PLAN AT THE CONTRACTOR'S REQUEST

         A. Criteria for Contractor Disenrollment Request. The contractor may recommend, with written documentation to DMAHS, the disenrollment of an enrollee. In no event may an enrollee be disenrolled due to health status, [Reserved] need for health services or a change in health status. Enrollees may be disenrolled in any of the following circumstances:

                  1. The contractor determines that the willful actions of the enrollee are inconsistent with membership in the contractor's plan, and the contractor has made and provides DMAHS with documentation of at least three attempts to reconcile the situation. Examples of inconsistent actions include but are not limited to: persistent refusal to cooperate with any participating provider regarding procedures for consultations or obtaining appointments (this does not preclude an enrollee's right to refuse treatment), intentional misconduct, willful refusal to receive prior approval for non-emergency care; willful refusal to comply with reasonable administrative policies of the contractor, fraud, or making a material misrepresentation to the contractor. In no way can this provision be applied to individuals on the basis of their physical condition, utilization of services, age, socio-economic status, [Reserved] mental disability, or uncooperative or disruptive behavior resulting from his/her special needs. (See Article 4.5 regarding special needs enrollees.)

                  2. The contractor becomes aware that the enrollee falls into an aid category that is not set forth in Article
                           5.2 of this contract, has become ineligible for enrollment pursuant to Article 5.3.1 of this contract, or has moved to a residence outside of the enrollment area covered by this contract.

                  3. The contractor learns that the enrollee is residing outside the State of New Jersey for more than 30 days. This does not apply to situations when the enrollee is out of State for care provided/authorized by the contractor. This does not apply to full-time students.

         B. Reasonable Efforts Prior to Disenrollment. Prior to recommending disenrollment of an enrollee, the contractor shall make a reasonable effort to identify for the enrollee or, where applicable, an authorized person those actions that have interfered with effective provision of covered medical care and services, and to explain what actions or procedures are acceptable. The contractor must allow the enrollee or, where applicable, an authorized person sufficient opportunity to comply with acceptable procedures prior to recommending disenrollment. The contractor shall provide at least one verbal and at least one written warning to the enrollee regarding the implications of his/her actions.

                  If the enrollee, or, where applicable, an authorized person fails to comply with acceptable procedures, the contractor shall give at least thirty (30) days prior written notice to the enrollee, or, where applicable, an authorized person, of its intent to recommend disenrollment. The notice shall include a written explanation of the reason the contractor intends to request disenrollment, and advise the enrollee or, where applicable, an authorized person of his/her right to file a disenrollment grievance. The contractor shall give DMAHS a copy of the notice and advise DMAHS immediately if the enrollee or, where applicable, an authorized person files a disenrollment grievance.

         C. Disenrollment Appeals. The contractor shall notify DMAHS of decisions related to all appeals filed by an enrollee or, where applicable, an authorized person as a result of the contractor's notice to an enrollee of its intent to recommend disenrollment. If the enrollee has not filed an appeal or if the contractor determines that the appeal is unfounded, the contractor may submit to [Reserved] DMAHS a recommendation for disenrollment of the enrollee. The contractor shall notify the enrollee in writing of such request at the time it is filed with DMAHS.

                  DMAHS will decide within ten (10) business days after receipt of the contractor's recommendation whether to disenroll the enrollee and will provide a written determination and notification of the right to a Fair Hearing to the enrollee or, where applicable, an authorized person and the contractor.

         D. The DMAHS shall review each involuntary disenrollment and may require an in- depth review by State staff, including but not limited to patient and provider interviews, medical record review, and home assessment to determine with the enrollee what plan of action would serve the best interests of the enrollee (and family as applicable.)

5.10.4   TERMINATION

         A. Enrollees shall be terminated from the contractor's plan whenever:

                  1. The contract between the contractor and DMAHS is terminated for any reason;

                  2. The enrollee loses Medicaid/NJ FamilyCare eligibility;

                  3. Nonpayment of premium for individuals eligible through the NJ FamilyCare Program occurs;

                  4. DMAHS is notified that the enrollee has moved outside of the enrollment area that the contractor does not service;

                  5. The enrollee requires more than thirty (30) days of service from a post-acute facility for inpatient rehabilitation services as described in Article 4 and Appendix B.4.1. The enrollee shall be terminated from the contractor's plan after the 30th day.

         B. For enrollees covered by the contractor's plan who are eligible through the Division of Youth and Family Services and who move to a residence outside of the enrollment area covered by this contract:

                  1. The DYFS representative will immediately contact the HBC. '

                  2. The HBC will process the enrollee's disenrollment and transfer the enrollee to a new contractor; or disenroll the enrollee to the fee-for-service coverage under DMAHS.

                  3. The contractor shall continue to provide services to the enrollee until the enrollee is disenrolled from the contractor's plan.

         C. Loss of Medicaid or NJ FamilyCare Eligibility. When an enrollee's coverage is terminated due to a loss of Medicaid or NJ FamilyCare eligibility, the contractor shall offer to the enrollee the opportunity to convert the enrollee's membership to a non-group, non-Medicaid enrollment, consistent with conversion privileges offered to other groups enrolled in the contractor.

         D. In no event shall an enrollee be disenrolled due to health status, need for health services, or pre-existing medical conditions.

5.11     TELEPHONE ACCESS

         A. Twenty-Four Hour Coverage. The contractor shall maintain a twenty-four (24) hours per day, seven (7) days per week toll-free telephone answering system that will respond in person (not voice mail) and will include Telecommunication Device for the Deaf (TDD) or Tech Telephone (TT) systems. Telephone staff shall be adequately trained and staffed and able to promptly advise enrollees of procedures for emergency and urgent care. The telephone answering system must be available at no cost to the enrollees for local and long-distance calls from within or out-of-state.

         B. The contractor shall maintain toll-free telephone access to the contractor for the enrollees at a minimum from 8:00 a.m. to 5:00 p.m. on Monday through Friday, for calls concerning administrative or routine care services.

         C. After Hours Response. The contractor shall have standards for PCP and on-call medical/dental professional response to after hours phone calls from enrollees or other medical/dental professionals providing services to an enrollee (including, but not limited to emergency department staff). The telephone response time shall not exceed two (2) hours, except for emergencies which require immediate response from the PCP.

         D.       Protocols.

                  1. Contractor. The contractor shall develop and use telephone protocols for all of the following situations:

                           a. Answering the volume of enrollee telephone inquiries on a timely basis.

                                    i.       Enrollees shall wait no more than
                                             five (5) minutes on hold.

                           b. Identifying special enrollee needs e.g., wheelchair and interpretive linguistic needs. (See also Article 4.5.)

                           c. Triage for medical and dental conditions and special behavioral needs for non-compliant individuals who are mentally deficient.

                           d. Response time for telephone call-back waiting times: after hours telephone care for non-emergent, symptomatic issues - within thirty (30) to forty-five (45) minutes; same day for non-symptomatic concerns; fifteen (15) minutes for crisis situations.

                  2. Providers. The contractor shall monitor and require its providers to develop and use telephone protocols for all of the following situations:

                           a. Answering the enrollee telephone inquiries on a timely basis.

                           b.       Prioritizing appointments.

                           c. Scheduling a series of appointments and follow-up appointments as needed by an enrollee.

                           d. Identifying and rescheduling broken and no-show appointments.

                           e. Identifying special enrollee needs while scheduling an appointment, e.g., wheelchair and interpretive linguistic needs. (See also
                                    Article 4.5.)

                           f. Triage for medical and dental conditions and special behavioral needs for non-compliant individuals who are mentally deficient.

                           g. Response time for telephone call-back waiting times: after hours telephone care for non-emergent, symptomatic issues - within thirty

                                    (30) to forty-five (45) minutes; same day for non-symptomatic concerns; fifteen (15) minutes for crisis situations.

                           h. Scheduling continuous availability and accessibility of professional, allied, and supportive medical/dental personnel to provide covered services within normal working hours. Protocols shall be in place to provide coverage in the event of a provider's absence.

         E. The contractor shall maintain a P-Factor of P7 or less for calls to Member Services and shall submit the P-Factor report in Section A.5.1 of the Appendices.

5.12     APPOINTMENT AVAILABILITY

         The contractor shall have policies and procedures to ensure the availability of medical, mental health/substance abuse (for DDD clients) and dental care appointments in accordance with the following standards:

         A. Emergency Services. Immediately upon presentation at a service delivery site.

         B. Urgent Care. Within twenty-four (24) hours. An urgent, symptomatic visit is an encounter with a health care provider associated with the presentation of medical signs that require immediate attention, but are not life-threatening.

         C. Symptomatic Acute Care. Within seventy-two (72) hours. A non-urgent, symptomatic office visit is an encounter with a health care provider associated with the presentation of medical signs, but not requiring immediate attention.

         D. Routine Care. Within twenty-eight (28) days. Non-symptomatic office visits shall include but shall not be limited to: well/preventive care appointments such as annual gynecological examinations or pediatric and adult immunization visits.

         E. Specialist Referrals. Within four (4) weeks or shorter as medically indicated. A specialty referral visit is an encounter with a medical specialist that is required by the enrollee's medical condition as determined by the enrollee's Primary Care Provider (PCP). Emergency appointments must be provided within 24 hours of referral.

         F. Urgent Specialty Care. Within twenty-four (24) hours of referral.

         G. Baseline Physicals for New Adult Enrollees. Within one hundred-eighty (180) calendar days of initial enrollment.

         H. Baseline Physicals for New Children Enrollees and Adult Clients of DDD. Within ninety (90) days of initial enrollment, or in accordance with EPSDT guidelines.

         I. Prenatal Care. Enrollees shall be seen within the following timeframes:

                  1. Three (3) weeks of a positive pregnancy test (home or laboratory)

                  2.       Three (3) days of identification of high-risk

                  3. Seven (7) days of request in first and second trimester

                  4.       Three (3) days of first request in third trimester

         J. Routine Physicals. Within four (4) weeks for routine physicals needed for school, camp, work or similar.

         K. Lab and Radiology Services. Three (3) weeks for routine appointments; forty-eight (48) hours for urgent care.

         L.       Waiting Time in Office. Less than forty-five (45) minutes.

         M. Initial Pediatric Appointments. Within three (3) months of enrollment. The contractor shall attempt to contact and coordinate initial appointments for all pediatric enrollees.

         N. For dental appointments, the contractor shall be able to provide:

                  1.       Emergency dental treatment no later than forty-eight
                           (48) hours, or earlier as the condition warrants, of injury to sound natural teeth and surrounding tissue and follow-up treatment by a dental provider.

                  2. Urgent care appointments within three days of referral.

                  3.       Routine non-symptomatic appointments within thirty
                           (30) days of referral.

         O.       For MH/SA appointments, the contractor shall provide:

                  1. Emergency services immediately upon presentation at a service delivery site.

                  2. Urgent care appointments within twenty-four (24) hours of the request.

                  3. Routine care appointments within ten (10) days of the request.

         P. Maximum Number of Intermediate/Limited Patient Encounters. Four (4) per hour for adults and four (4) per hour for children.

         Q. For SSI and New Jersey Care - ABD elderly and disabled enrollees, the contractor shall ensure that each new enrollee or, as appropriate, authorized person is contacted to offer an Initial Visit to the enrollee's selected PCP. Each new enrollee shall be contacted within forty-five (45) days of enrollment and offered an appointment date according to the needs of the enrollee, except that each enrollee who has been identified through the enrollment process as having special needs shall be contacted within ten (10) business days of enrollment and offered an expedited appointment.

5.13     APPOINTMENT MONITORING PROCEDURES

         A. Contractor shall monitor the adequacy of its appointment processes and reduce the unnecessary use of alternative methods such as emergency room visits. Contractor shall monitor and institute policies that an enrollee's waiting time at the PCP or specialist office is no more than forty-five
                  (45) minutes, except when the provider is unavailable due to an emergency. Contractor shall have written policies and procedures, about which it educates its provider network, about appointment time requirements. Contractor shall have established written procedures for disseminating its appointment standards to the network, shall monitor compliance with appointment standards, and shall have a corrective action plan when appointment standards are not met.

         B. The contractor shall have established policies and procedures for monitoring and evaluating appointment scheduling for all PCPs which shall include, but is not limited to, the following:

                  1.       A methodology for monitoring:

                           a. Enrollee waiting time for receipt of both urgent and routine appointments

                           b.       Availability of appointments

                           c. Providers with whom enrollees regularly experience long waiting times

                           d.       Broken and no-show appointments

                  2. A description of the policies and procedures for addressing appointment problems that may occur and the plan for corrective action if any of the above-referenced items are not met.

5.14     CULTURAL AND LINGUISTIC NEEDS

         The contractor shall participate in the Department's Cultural and Linguistic Competency Task Force, and cooperate in a study to review the provision of culturally competent services.

         The contractor shall address the relationship between culture, language, and health care outcomes through, at a minimum, the following Cultural and Linguistic Service requirements.

         A. Physical and Communication Access. The contractor shall provide documentation regarding the availability of and access procedures for services which ensure physical and communication access to: providers and any contractor related services (e.g. office visits, health fairs); customer service or physician office telephone assistance; and, interpreter, TDD/TT services for individuals who require them in order to communicate. Document availability of interpreter, TDD/TT services.

         B. Twenty-four (24)-Hour Interpreter Access. The contractor shall provide [Reserved] twenty-four (24)-hour access to interpreter services for all enrollees including the deaf or hard of hearing at provider sites within the contractor's network, either through telephone language services or in-person interpreters to ensure that enrollees are able to communicate with the contractor and providers and receive covered benefits. The contractor shall identify and report the linguistic capability of interpreters or bilingual employed and contracted staff (clinical and non-clinical). The contractor shall provide professional interpreters when needed where technical, medical, or treatment information is to be discussed, or where use of a family member or friend as interpreter is inappropriate. Family members, especially children, should not be used as interpreters in assessments, therapy and other situations where impartiality is critical. The contractor shall provide for training of its health care providers on the utilization of interpreters.

         C. Interpreter Listing. Throughout the term of this contract, the contractor shall maintain a current list of interpreter agencies/interpreters who are "on call" to provide interpreter services.

         D. Language Threshold. In addition to interpreter services, the contractor will provide other linguistic services to a population of enrollees if they exceed five (5) percent of those enrolled in the contractor's Medicaid/NJ FamilyCare line of business or two hundred (200) enrollees in the contractor's plan, whichever is greater.

         E. The contractor shall provide the following services to the enrollee groups identified in D above.

                  1.       Key Points of Contact

                           a. Medical/Dental: Advice and urgent care telephone, face to face encounters with providers

                           b.       Non-medical: Enrollee assistance,
                                    orientations, and appointments

                  2.       Types of Services

                           a.       Translated signage

                           b.       Translated written materials

                           c. Referrals to culturally and linguistically appropriate community services programs

         F. Community Advisory Committee. Contractor shall implement and maintain community linkages through the formation of a Community Advisory Committee (CAC) with demonstrated participation of consumers (with representatives of each Medicaid/NJ FamilyCare eligibility category- See Article 5.2), community advocates, and traditional and safety net providers. The contractor shall ensure that the committee responsibilities include advisement on educational and operational issues affecting groups who speak a primary language other than English and cultural competency.

         G. Group Needs Assessment. Contractor shall assess the linguistic and cultural needs of its enrollees who speak a primary language other than English. The findings of the assessment shall be submitted to DMAHS in the form of a plan entitled, "Cultural and Linguistic Services Plan" at the end of year one of the contract. In the plan, the contractor will summarize the methodology, findings, and outline the proposed services to be implemented, the timeline for implementation with milestones, and the responsible individual. The contractor shall ensure implementation of the plan within six months after the beginning of year two of the contract. The contractor shall also identify the individual with overall responsibility for the activities to be conducted under the plan. The DMAHS approval of the plan is required prior to its implementation.

         H. Policies and Procedures. The contractor shall address the special health care needs of all enrollees. The contractor shall incorporate in its policies and procedures the values of
                  (1) honoring enrollees' beliefs, (2) being sensitive to cultural diversity, and (3) fostering respect for enrollees' cultural backgrounds. The contractor shall have specific policy statements on these topics and communicate them to providers and subcontractors.

         I. Mainstreaming. The contractor shall be responsible for ensuring that its network providers do not intentionally segregate DMAHS enrollees from other persons receiving services. Examples of prohibited practices, based on race, color, creed, religion, sex, age, national origin, ancestry, marital status, sexual preference, income status, program membership or physical or mental disability, include, but may not be limited to, the following:

                  1. Denying or not providing to an enrollee any covered service or access to a facility.

                  2. Providing to an enrollee a similar covered service in a different manner or at a different time from that provided to other enrollees, other public or private patients or the public at large.

                  3. Subjecting an enrollee to segregation or separate treatment in any manner related to the receipt of any covered service.

                  4. Assigning times or places for the provision of services.

                  5. Closing a provider panel to DMAHS beneficiaries but not to other patients.

         J. Resolution of Cultural Issues. The contractor shall investigate and resolve access and cultural sensitivity issues identified by contractor staff, State staff, providers, advocate organizations, and enrollees.

5.15     ENROLLEE COMPLAINTS AND GRIEVANCES/APPEALS

5.15.1   GENERAL REQUIREMENTS

         A. DMAHS Approval. The contractor shall draft and disseminate to enrollees, providers, and subcontractors, a system and procedure which has the prior written approval of DMAHS for the receipt and adjudication of complaints and grievances/appeals by enrollees. The grievance/appeal policies and procedures shall be in accordance with N.J.A.C. 8:38 et seq., 42 C.F.R. 438, and with the modifications that are incorporated in the contract. The contractor shall not modify the grievance/appeal procedure without the prior approval of DMAHS, and shall provide DMAHS with a copy of the modification. The contractor's grievance/appeal procedures shall provide for expeditious resolution of grievances/appeals by contractor personnel at a decision-making level with authority to require corrective action, and will have separate tracks for administrative and utilization management grievances/appeals. (For the utilization management complaints/grievance/appeal process, see Article 4.6.4C.)

                  The contractor shall review the grievance/appeal procedure at reasonable intervals, but no less than annually, for the purpose of amending same as needed, with the prior written approval of the DMAHS, in order to improve said system and procedure.

                  The contractor's system and procedure shall be available to both Medicaid beneficiaries and NJ FamilyCare beneficiaries. All enrollees have available the complaint and grievance/appeal process under the contractor's plan, the Department of Health and Senior Services and, for Medicaid and certain NJ

                  FamilyCare beneficiaries (i.e., Plan A enrollees and beneficiaries with a PSC OF 380 UNDER Plan D), the Medicaid Fair Hearing process. Individuals eligible solely through NJ FamilyCare Plans B, C, and D (except for individuals with a program status code of 380), [Reserved] do not have the right to a Medicaid Fair Hearing.

         B. Complaints. The contractor shall have procedures for receiving, responding to, and documenting resolution of enrollee complaints that are received orally and are of a less serious or formal nature. Complaints that are resolved to the enrollee's satisfaction [Reserved] within three (3) business days of receipt do not require a formal written response or notification. The contractor -shall call back an enrollee within twenty-four hours of the initial contact if the contractor is unavailable for any reason or the matter cannot be readily resolved during the initial contact. Any complaint that is not resolved within three business days shall be treated as a grievance/appeal, in accordance with requirements defined in Article 5.15.3.

         C. HBC Coordination. The contractor shall coordinate its efforts with the health benefits coordinator including referring the enrollee to the HBC for assistance as needed in the management of the complaint/grievance/appeal procedures.

         D. DMAHS Intervention. DMAHS shall have the right to intercede on an enrollee's behalf at any time during the contractor's complaint/grievance/appeal process whenever there is an indication from the enrollee, or, where applicable, authorized person, or the HBC that a serious quality of care issue is not being addressed timely or appropriately. Additionally, the enrollee may be accompanied by a representative of the enrollee's choice to any proceedings and grievances/appeals.

         E. Legal Rights. Nothing in this Article shall be construed as removing any legal rights of enrollees under State or federal law, including the right to file judicial actions to enforce rights.

5.15.2   NOTIFICATION TO ENROLLEES OF GRIEVANCE/APPEAL PROCEDURE

         A. The contractor shall provide all enrollees or, where applicable, an authorized person, upon enrollment in the contractor's plan, and annually thereafter, pursuant to this contract, with a concise statement of the contractor's grievance/appeal procedure and the enrollees' rights to a hearing by the Independent Utilization Review Organization
                  (IURO) per NJAC 8:38-8.7 as well as their right to pursue the Medicaid Fair Hearing process described in N.J.A.C. 10:49-10.1 et seq. The information shall be provided through an annual mailing, a member handbook, or any other method approved by DMAHS. The contractor shall prepare the information orally and [Reserved] in writing in English, Spanish, and other bilingual translations and a format accessible to the visually impaired, such as Braille, large print, or audio tapes.

         B. Written information to enrollees regarding the grievance/appeal process shall include at a minimum:

                  [Reserved]

                  1. Information to enrollees on how to file complaints/grievances/appeals

                  2. Identification of who is responsible for processing and reviewing grievances/appeals

                  [Reserved]

                  3. Local or toll-free telephone number for filing of complaints/grievances/appeals

                  4. Information on obtaining grievance/appeal forms and copies of grievance/appeal procedures for each primary medical/dental care site

                  5. Expected timeframes for acknowledgment of receipt of grievances/appeals

                  6.       Expected timeframes for disposition of
                           grievances/appeals in accordance with N.J.A.C. 8:38 et seq. and 42 CFR 438.

                  7. Extensions of the grievance/appeal process if needed and time frames in accordance with N.J.A.C. 8:38 et seq. and 43 CFR 4398.

                  8. Fair hearing procedures including the Medicaid enrollee's right to access the Medicaid Fair Hearing process at any time to request resolution of a grievance/appeal

                  9. DHSS process for use of Independent Utilization Review Organization (IURO)

         C. A description of the process under which an enrollee may file an appeal shall include at a minimum:

                  1.       Title of person responsible for processing appeal

                  2. Title of person(s) responsible for resolution of appeal

                  3. Time deadlines for notifying enrollee of appeal resolution

                  4. The right to request a Medicaid Fair Hearing/DHSS IURO processes where applicable to specific enrollee eligibility categories

5.15.3   GRIEVANCE/APPEAL PROCEDURES

         A. Availability. The contractor's grievance/appeal procedure shall be available to all enrollees or, where applicable, an authorized person, or permit a provider acting on behalf of an enrollee and with the enrollee's consent. The procedure shall assure that grievances/appeals may be filed verbally directly with the contractor.

         B. The grievance/appeal procedure shall be in accordance with N.J.A.C. 8:38 et seq and 42 CFR 438 subpart F.

         C. DMAHS shall have the right to submit comments to the contractor regarding the merits or suggested resolution of any grievance/appeal.

                  by the fifteenth of every month the contractor shall submit electronically reports of all UM and non-UM enrollee grievance/appeal requests and dispositions directly to the DMAHS on the database format provided by DMAHS. The information submitted to DMAHS shall include information for the reporting month and all open cases to date and indicate the enrollee's name, Medicaid/NJ FamilyCare number, date of birth, age, eligibility category, as well as the date of the grievance/appeal, resolution and date of resolution.[Reserved]

                  [Reserved]

         D. Time Limits to File. The contractor may provide reasonable time limits within which enrollees must file grievances/appeals, but such time period shall not be less than sixty (60) days [Reserved] and not exceed 90 days from the date of the contractor's notice of action. (Within that timeframe, the enrollee may file an appeal or request a State fair hearing).

5.15.4   PROCESSING GRIEVANCES/APPEALS

         A. Staffing. The contractor shall have an adequate number of staff to receive and assist with enrollee grievances/appeals by phone, in person and by mail. All staff involved in the receipt, investigation and resolution of complaints shall be trained on the contractor's policies and procedures and shall treat all enrollees with dignity and respect.

         B. Grievance/Appeal Forms. If the contractor uses a grievance/appeal form, the contractor must make available written grievance/appeal forms in the enrollee's primary language in accordance with the multilingual definition. Such forms shall be readily available through the contractor upon request by telephone or in writing. The contractor shall mail the form within five (5) work days of receiving a telephone or written request for a form. The contractor shall permit grievances/appeals to be filed in writing, either on the contractor's form or in any other written format, by fax, or verbally. For appeals, an oral filing must be followed with a written, signed appeal except when the request is for expedited resolution. For purposes of this section the contractor may use an approved translation service to translate grievance/appeal forms in an enrollee's primary language in order to meet the timeframes of this contract provision. A copy of the translated form shall be sent to DMAHS for post review.

         C. Confidentiality. The contractor shall have written policies and procedures to assure enrollee confidentiality and reasonable privacy throughout the complaint and grievance/appeal process.

         D. Non-discrimination. The contractor shall have written policies and procedures to assure that the contractor or any provider or agent of the contractor shall not discriminate against an enrollee or attempt to disenroll an enrollee for filing a complaint or grievance/appeal against the contractor.

         E. Documentation. Upon receipt of a grievance/appeal, the contractor's staff shall record the date of receipt, a written summary of the problem, the response given, the resolution effected, if any, and the department or staff personnel to whom the grievance/appeal has been routed. See Article 5.15.5 for further information on records maintenance.

         F. Tracking System. The contractor shall maintain a separate complaint log as well as a grievance/appeal tracking and resolution system for Medicaid/ NJ FamilyCare enrollees. The tracking system shall categorize complaints or grievances/appeals according to type of issue, standardize a system for routing complaints or grievances/appeals to operational department(s) for the dual purpose of resolving specific complaints or grievances/appeals and for improving the contractor's operating procedures, indicate the status and locus of each open grievance/appeal, send all requisite notices to enrollees within the appropriate timeframe, and log in the final resolution of each grievance/appeal. The tracking system shall differentiate between medical/dental and administrative complaints and grievances/appeals.

5.15.5   RECORDS MAINTENANCE

         A. The contractor shall develop and maintain a separate complaint log tracking and resolution system for Medicaid and NJ FamilyCare enrollees for issues not requiring a formal grievance/appeal hearing. The system shall be made accessible to the State for review.

         B. A grievance/appeal log to document all verbal (telephone or in person) and written grievances/appeals and resolutions shall be maintained. The grievance/appeal log shall be available in the office of the contractor. The grievance/appeal log shall include the following information:

                  1.       A log number

                  2. The date and time the grievance/appeal is filed with the contractor or provider

                  3.       The name of the enrollee filing the grievance/appeal

                  4. The name of the contractor, provider or staff person receiving the grievance/appeal

                  5.       A description of the grievance/appeal or problem

                  6. A description of the action taken by the contractor or provider to investigate and resolve the grievance/appeal

                  7.       The proposed resolution by the contractor or provider

                  8. The name of the contractor, provider or staff person responsible for resolving the grievance/appeal

                  9. The date of notification to the enrollee of the proposed resolution

         C. The contractor shall develop and maintain policies for the following:

                  1.       Collection and analysis of grievance/appeal data

                  2.       Frequency of review of the grievance/appeal system

                  3.       File maintenance

                  4.       Protecting the anonymity of the grievant.

5.16     MARKETING

5.16.1   GENERAL PROVISIONS - CONTRACTOR'S RESPONSIBILITIES

         A.       The DMAHS' enrollment agent, health benefits coordinator
                  (HBC), will outreach and educate Medicaid and NJ FamilyCare beneficiaries (or, where applicable, an authorized person), and assist eligible beneficiaries (or, where applicable, an authorized person), in selection of a MCE. Direct marketing or discussion by the contractor to a Medicaid or NJ FamilyCare beneficiary already enrolled in another contractor shall not be permitted; direct marketing to non-enrolled Medicaid beneficiaries will be limited and only allowed in locations specified by DMAHS. The duties of the HBC will include, but are not limited to, education, enrollment, disenrollment, transfers, assistance through the contractor's grievance/appeal process and other problem resolutions with the contractor, and communications. The contractor shall cooperate with the HBC in developing information about its plan for dissemination to Medicaid/NJ FamilyCare beneficiaries.

                  1.       Active face-to-face marketing is prohibited:

                           a. To New Jersey Care...Special Medicaid Programs for Pregnant Women and Children;

                           b.       To DYFS-supervised individuals;

                           c.       At County Welfare Agency offices;

                           d.       At open areas (other than designated
                                    events); and

                           e.       To AFDC/TANF beneficiaries and
                                    AFDC/TANF-related beneficiaries.

                  2.       Active face-to-face marketing will be allowed:

                           a. Only at times, events, and locations specified and approved by DMAHS. Examples of permissible venues include provider sites, health fairs, and community centers.

                           b.       To NJ FamilyCare populations.

                           c.       To the ABD population.

         B.       Marketing activities that shall be permitted include:

                  1. Media advertising limited to billboards, bus and newspaper advertisements, posters, literature display stands, radio and television advertising.

                  2. Fulfillment of potential enrollee requests to the contractor for general information, brochure and/or provider directories that will be mailed to the beneficiary.

         C. All marketing plans, procedures, presentations, and materials shall be accurate and shall not mislead, confuse, or defraud either the enrollee, providers or DMAHS. Such inaccurate, false, or misleading statements include, but are not limited to, any assertion/statement (oral or written) that the individual must enroll in the contractor's plan in order to obtain benefits or in order not to lose benefits, or that the contractor's plan is endorsed by CMS, the federal or state government or similar entity. If such misrepresentation occurs, the contractor shall hold harmless the State in accordance with .Article 7.33 and shall be subject to damages described in Article 7.16.

         D. The contractor shall be required to submit to DMAHS for prior written approval a complete marketing plan that adheres to DMAHS' policies and procedures. Written or audio-visual marketing materials, e.g., ads, flyers, posters, announcements, and letters, and marketing scripts, public information releases to be distributed to or prepared for the purpose of informing Medicaid beneficiaries, and subsequent revisions thereto, and promotional items shall be approved by DMAHS prior to their use. If the contractor develops new or revised marketing materials, it shall submit them to DMAHS for review and approval prior to any dissemination. The contractor shall not, under any circumstances, use marketing material that has not been approved by DMAHS.

         E. The DMAHS will consult with a medical care advisory committee in the review of pertinent marketing materials and will respond within 45 days with either an approval, denial, or request for additional information or modifications.

         F. The contractor shall distribute all approved marketing materials throughout all enrollment areas for which it is contracted to provide services.

         G. All marketing materials that will be used by marketing agents for every type of marketing presentation shall be prior approved by DMAHS. The contractor shall coordinate and submit, annually or as changes occur, to DMAHS and its agents, all of its schedules, plans, activities by month and informational materials for community education and outreach programs. The contractor shall work in cooperation with community-based groups and shall participate in such activities as health fairs and other community events. The contractor shall make every effort to ensure that all materials and outreach provided by them provide both physical and communication accessibility. This outreach should go beyond traditional venues and any health fairs or community events should be held in accessible facilities.

                  1. For those instances where marketing is allowed, contractors shall submit schedules to the DMAHS at least five (5) days prior to the activity taking place. The schedules can be submitted in any format, but must include the full name of the marketing representative, the name and full address of the location where marketing is being conducted, the date(s) and beginning and ending times of the activity. All schedules will be reviewed and must be approved in writing by the DMAHS. Plans may not commence any marketing activity without prior DMAHS approval.

         H. With the exception allowed under Article 5.16.11, neither the contractor nor its marketing representatives may put into effect a plan under which compensation, reward, gift, or opportunity are offered to eligible enrollees as an inducement to enroll in the contractor's plan other than to offer the health care benefits from the contractor pursuant to this contract. The contractor is prohibited from influencing an individual's enrollment with the contractor in conjunction with the sale of any other insurance.

         I. The contractor may offer promotional give-aways that shall not exceed a combined total of $10 to any one individual or family for marketing purposes. Giveaways and premiums that have DMAHS approval may be distributed at approved events. These items shall be limited to items that promote good health behavior (e.g., toothbrushes, immunization schedules). For NJ FamilyCare, other promotional items shall be considered with prior approval by DMAHS.

         J. The contractor shall ensure that marketing representatives are appropriately trained and capable of performing marketing activities in accordance with terms of this contract, N.J.A.C. 11:17, 11:2-11, 11:4-17, 8:38-13.2, N.J.S.A. 17:22 A-1,
                  26:2J-16, and the marketing standards described in Article
                  5.16.

         K. The contractor shall ensure that marketing representatives are versed in and adhere to Medicaid policy regarding beneficiary enrollment and disenrollment as stated in 42 C.F.R. Section
                  434.27. This policy includes, but is not limited to, requirements that enrollees do not experience unreasonable barriers to disenroll, and that the contractor shall not act to discriminate on the basis of adverse health status or greater use or need for health care services.

         L. Door-to-door canvassing, telephone, telemarketing, or "cold call" marketing of enrollment activities, by the contractor itself or an agent or independent contractor thereof, shall not be permitted. For NJ FamilyCare (Plans B, C, D), telemarketing shall be permitted after review and prior approval by DMAHS of the contractor's marketing plan, scripts and methods to use this approach.

         M. Contractor employees or agents shall not present themselves unannounced at an enrollee's home for marketing or "educational" purposes. This shall not limit such visits for medical emergencies, urgent medical care, clinical outreach, and health promotion for known enrollees.

         N. Under no conditions shall a contractor use DMAHS' client/enrollee data base or a provider's patient/customer database to identify and market its plan to Medicaid or NJ FamilyCare beneficiaries. No lists of Medicaid/NJ FamilyCare beneficiary names, addresses, telephone numbers, or Medicaid/NJ FamilyCare numbers of potential Medicaid/NJ FamilyCare enrollees shall be obtained by a contractor under any circumstances. Neither shall the contractor violate confidentiality by sharing or selling enrollee lists or enrollee/beneficiary data with other persons or organizations for any purpose other than performance of the contractor's obligations pursuant to this contract. For NJ FamilyCare and ABD marketing only, general population lists such as census tracts are permissible for marketing outreach after review and prior approval by DMAHS.

         O. The contractor shall allow unannounced, on-site monitoring by DMAHS of its enrollment presentations to prospective enrollees, as well as to attend scheduled, periodic meetings between DMAHS and contractor marketing staff to review and discuss presentation content, procedures, and technical issues.

         P. The contractor shall explain that all health care benefits as specified in Article 4.1 must be obtained through a PCP.

         Q. The contractor shall periodically review and assess the knowledge and performance of its marketing representatives.

         R. The contractor shall assure culturally competent presentations by having alternative mechanisms for disseminating information and must receive acknowledgment of the receipt of such information by the beneficiary.

         S. Individual Medicaid beneficiaries shall be able to contact the contractor for information, and the contractor may respond to such a request.

         T.       Incentives.

                  1. The contractor may provide an incentive program to its enrollees based on health/educational activities or for compliance with health related recommendations. The incentive program may include, but is not limited to:

                           a.      Health related gift items

                           b.      Gift certificates in exchange for merchandise

                           Cash or redeemable coupons with a cash value are prohibited.

                  2. The contractor's incentive program shall be proposed in writing and prior approved by DMAHS.

         U.       Periodic Survey of Enrollees.

                  1. The contractor shall quarterly survey and report results to DMAHS of new enrollees, in person, by phone, or other means, on a random basis to verify the enrollees' understanding of the contractor's procedures and services availability.


         V. All marketing materials, plans and activities shall be prior approved by DMAHS.

5.16.2   STANDARDS FOR MARKETING REPRESENTATIVES

         A.       General Requirements

                  1. Only a trained marketing representative of the contractor's plan who meets the DHS, DHSS, and DBI requirements shall be permitted to market and to enroll prospective NJ FamilyCare and ABD enrollees. All marketing representatives shall be registered with both the Department of Banking and Insurance
                           (DBI) and the Division of Medical Assistance and Health Services (DMAHS). Delegation of enrollment functions, such as to the office staff of a subcontracting provider of service, shall not be permitted.

                  2. The contractor shall submit to DMAHS a listing of the contractor's marketing representatives as updates and changes occur. Marketing schedules shall be submitted at least five days in advance of marketing activities. Information on each marketing representative shall include the names, three digit Identification Numbers, and marketing locations.

                  3. All marketing representatives shall wear an identification tag that has been prior approved by DMAHS with a photo identification that must be prominently displayed when the marketing representative is performing marketing activities. The tag shall be at least three inches (3") by five inches (5") and shall display the marketing representative's name, the name of the contractor, and a three-digit identification number.

                  4. In those counties where enrollment is in a voluntary stage, marketing representatives shall not state or imply that enrollment may be made mandatory in the future in an attempt to coerce enrollment.

                  5.       Canvassing shall not be permitted.

                  6. Outbound telemarketing shall not be permitted. For NJ FamilyCare (Plans B, C, D), telemarketing shall be permitted after review and prior approval by DMAHS of the contractor's marketing plan, script, and methods to use this approach.

                  7. Marketing in or around a County Welfare Agency (CWA) office shall not be permitted. The term "in and around the CWA" is defined as being in an area where the marketing representative can be seen from the CWA office and/or where the CWA facility can be seen. The fact that an obstructed view prohibits the marketing activities from being seen shall not mitigate this prohibition.

                  8. No more than two (2) marketing representatives shall approach a Medicaid/NJ FamilyCare beneficiary at any one time.

                  9. Marketing representatives shall not encourage clients to disenroll from another contractor's plan or assist an enrollee of another MCE in completing a disenrollment form from the other MCE.

                  10. Marketing representatives shall ask the prospective enrollee about existing relationships with physicians or other health care providers. The prospective enrollees shall be clearly informed as to whether they will be able to continue to go to those providers as enrollees of the contractor's plan and/or if the Medicaid program will pay for continued services with such providers.

                  11. Marketing representatives shall secure the signature of new enrollees (head of household) on a statement indicating that an explanation has been provided to them regarding the important points of the contractor's plan and have understood its procedures. A parent or, where applicable, an authorized person, shall enroll minors and ABD beneficiaries, when appropriate, and sign the statement of understanding. However, the contractor may accept an application from pregnant minors and minors living totally on their own who have their own Medicaid ID numbers as head of their own household.

                  12. Prior to approval of this contract by HCFA, the contractor's staff or agents are prohibited from marketing to, contacting directly or indirectly, or enrolling Medicaid beneficiaries.


                  13. Marketing representatives shall not state or imply that continuation of Medicaid benefits is contingent upon enrollment in the contractor's plan.

                  14. Attendance by the contractor's marketing representatives at State-sponsored training sessions is required at the contractor's own expense.

         B.       Commissions/Incentive Payments

                  1. Commissions/incentive payments may not be based on enrollment numbers alone but shall include other criteria, such as but not limited to, the retention period of enrollees enrolled (at least three (3) months), member satisfaction, and education by the marketing representative.

                           a.       The contractor shall also review
                                    disenrollment information/surveys and all complaints/grievances specifically referencing marketing staff.

                  2. Marketing commissions (including cash, prizes, contests, trips, dinners, and other incentives) shall not exceed thirty (30) percent of the representative's monthly salary.

         C.       Enrollment Inducements

                  1. The contractor's marketing representatives and other contractor's staff are prohibited from offering or giving cash or any other form of compensation to a Medicaid beneficiary as an inducement or reward for enrolling in the contractor's plan.

                  2. Promotional items, gifts, "give-aways" for marketing purposes shall be permitted, but will be limited to items that promote good health behavior (e.g., toothbrushes, immunization schedules). However, the combined total of such gifts or gift package shall not exceed an amount of $10 to any one individual or family. Such items:

                           a. Shall be offered to the general public for marketing purposes whether or not an individual chooses to enroll in the contractor's plan.

                           b. Shall only be given at the time of marketing presentations and may not be a continuous, periodic activity for the same individual, e.g., monthly or quarterly give-aways, as an inducement to remain enrolled.

                           c.       Shall not be in the form of cash.

                           For NJ FamilyCare, other promotional items shall be considered with prior approval by DMAHS.

                  3.       Raffles shall not be allowed.

         D.       Sanctions

                  Violations of any of the above may result in any one or combination of the following:

                  1. Cessation or reduction of enrollment including auto assignment.

                  2. Reduction or elimination of marketing and/or community event participation.

                  3. Enforced special training/re-training of marketing representatives including, but not limited to, business ethics, marketing policies, effective sales practices, and State marketing policies and regulations.

                  4. Referral to the Department of Banking and Insurance for review and suspension of commercial marketing activities.

                  5.       Application of assessed damages by the State.

                  6. Referral to the Secretary of the United States Department of Health and Human Services for civil money penalties.

                  7.       Termination of contract.

                  8. Referral to the New Jersey Division of Criminal Justice Department of Justice as warranted.

ARTICLE SIX: PROVIDER INFORMATION

6.1      GENERAL

         The contractor shall provide information to all contracted providers about the Medicaid/NJ FamilyCare managed care program in order to operate in full compliance with the contract and all applicable federal and State regulations. The contractor shall monitor provider knowledge and understanding of program requirements, and take corrective actions to ensure compliance with such requirements.

6.2      PROVIDER PUBLICATIONS

         A. Provider Manual. The contractor shall issue a Provider Manual and Bulletins or other means of provider communication to the providers of medical/dental services. The manual and bulletins shall serve as a source of information to providers regarding Medicaid covered services, policies and procedures, statutes, regulations, telephone access and special requirements to ensure all contract requirements are being met. Alternative to provider manuals shall be prior approved by DMAHS.

                  The contractor shall provide all of its providers with, at a minimum, the following information:

                  1. Description of the Medicaid/NJ FamilyCare managed care program and covered populations

                  2.       Scope of Benefits

                  3.       Modifications to Scope of Benefits

                  4. Emergency Services Responsibilities, including responsibility to educate enrollees regarding the appropriate use of emergency services

                  5.       EPSDT program services and standards

                  6. Grievance/appeal procedures for both enrollee and provider

                  7. Medical necessity standards as well as practice guidelines or other criteria that will be used in making medical necessity decisions. Medical necessity decisions must be in accordance with the definition in Article 1 and based on peer-reviewed publications, expert medical opinion, and medical community acceptance.

                  8. Practice protocols/guidelines, including in particular guidelines pertaining to treatment of chronic/complex conditions common to the enrolled populations if utilized by the contractor to monitor and/or evaluate provider performance. Practice guidelines may be included in a separate document.

                  9.       The contractor's policies and procedures

                  10.      PCP responsibilities

                  11.      Other provider/subcontractors' responsibilities

                  12.      Prior authorization and referral procedures

                  13. Description of the mechanism by which a provider can appeal a contractor's service decision through the DHSS' Independent Utilization Review Organization process

                  14.      Protocol for encounter data element reporting/records

                  15. Procedures for screening and referrals for the MH/SA services

                  16.      Medical records standards

                  17.      Payment policies

                  18.      Enrollee rights and responsibilities


         B. Bulletins. The contractor shall develop and disseminate bulletins as needed to incorporate any and all changes to the Provider Manual. All bulletins shall be mailed to the State at least three (3) calendar days prior to publication or mailing to the providers or as soon as feasible. The Department shall have the right to issue and/or modify the bulletins at any time. If the DHS determines that there are factual errors or misleading information, the contractor shall be required to issue corrected information in the manner determined by the DHS.

         C. Timeframes. Within twenty (20) calendar days after the contractor places a newly enrolled provider in an active status, the contractor shall furnish the provider with a current Provider Manual, all related bulletins and the contractor's methodology for supplying encounter data.

         D. The contractor shall provide a Provider Manual to the Department. All updates of the manual shall also be provided to the Department on a timely basis.

         E. The Provider Manual and all policies and procedures shall be reviewed at least annually to ensure that the contractor's current practices and contract requirements are reflected in the written policies and procedures.

6.3      PROVIDER EDUCATION AND TRAINING

         A. Initial Training. The contractor shall ensure that all providers receive sufficient training regarding the managed care program in order to operate in full compliance with program standards and all applicable federal and State regulations. At a minimum, all providers shall receive initial training in managed care services, the contractor's policies and procedures, and information about the needs of enrollees with special needs. Ongoing training shall be provided as deemed necessary by either the contractor or the State in order to ensure compliance with program standards.

                  Subjects for provider training shall be tailored to the needs of the contractor's plan's target groups. Listed below are some examples of topics for training:

                  1.       Identification and management of polypharmacy.

                  2. Identification and treatment of depression among elderly people and people with disabilities.

                  3. Identification and treatment of alcohol/substance abuse.

                  4.       Identification of abuse and neglect.

                  5. Coordination of care with long-term services, mental health and substance abuse providers, including instruction regarding policies and procedures for maintaining the centralized member record.

                  6. Skills to assist elderly people and people with disabilities in coping with loss.

                  7. Cultural sensitivity to providing health care to various ethnic groups.

         B. Ongoing Training. The contractor shall continue to provide communications and guidance for PCPs, specialty providers, and others about the health care needs of enrollees with special needs and foster cultural sensitivity to the diverse populations enrolled with the contractor.

6.4      PROVIDER TELEPHONE ACCESS

         A. The contractor shall maintain a mechanism by which providers can access the contractor by telephone. The contractor shall maintain policies and procedures for staffing and training the allocated personnel, including the hours of operation, days of the week and numbers of personnel available, and the telephone number to the providers. Telephone access to the contractor shall be available to providers, at a minimum, from 8:00 a.m. to 5:00 p.m., Monday through Friday.

         B. Response time. The contractor shall respond to after hours telephone calls regarding medical care within the following timeframes: fifteen (15) minutes for crisis situations; forty-five (45) minutes for non-emergent, symptomatic issues; same day for non-symptomatic concerns.

         C. At no time shall providers wait more than five (5) minutes on hold.

6.5      PROVIDER GRIEVANCES/APPEALS

         A. Payment Disputes. The contractor shall establish and utilize a procedure to resolve billing, payment, and other administrative disputes between health care providers and the contractor for any reason including, but not limited to: lost or incomplete claim forms or electronic submissions; requests for additional explanation as to services or treatment rendered by a health care provider; inappropriate or unapproved referrals initiated by the providers; or any other reason for billing disputes. The procedure shall include an appeal process and require direct communication between the provider and the contractor and shall not require any action by the enrollee.

         B. Complaints, Grievances/Appeals. The contractor shall establish and maintain provider complaint, grievance/appeal procedures for any provider who is not satisfied with the contractor's policies and procedures, or with a decision made by the contractor, or disagrees with the contractor as to whether a service, supply, or procedure is a covered benefit, is medically necessary, or is performed in the appropriate setting. The contractor procedure shall satisfy the following minimum standards:

                  1. The contractor shall have in place an informal complaint process which network providers can use to make verbal complaints, to ask questions, and get problems resolved without going through the formal, written grievance/appeal process.

                  2. The contractor shall have in place a formal grievance/appeal process which network providers and non-participating providers can use to complain in writing. The contractor shall issue a written response to a grievance within 30 days. With respect to appeals, the contractor shall also issue a written response within 30 days.

                  3. Such procedures shall not be applicable to any disputes that may arise between the contractor and any provider regarding the terms, conditions, or termination or any other matter arising under contract between the provider and contractor.

         C. The contractor shall log, track and respond to provider complaints and grievances/appeals. Provider grievance/appeal logs are subject to on-site review by DMAHS staff.

         D. The contractor shall electronically submit quarterly a Provider Grievances/Complaints Report on the database format provided by DMAHS. All provider grievances/appeals shall be summarized, with actions and recommendations of the Medical or Dental Director and QA Committee (if involved) clearly stated. The summary report shall include, but not be limited to, the following data elements:

                  1. Information from the reporting month of all provider grievances/appeals and complaints received

                  2. [Reserved] Unresolved (pending) grievances/appeals and complaints

                  3. Category of the grievance/appeal or complaint, including, but not limited to:

                           a.       Denials of requested services prior
                                    authorizations

                           b.       Denials of specialty referrals

                           c.       Enrollee allocation inequities

         E. The contractor shall notify providers of the mechanism to appeal a contractor service decision on behalf of an enrollee, with the enrollee's consent, through the DHSS' Independent Utilization Review Organization process and that the provider is not entitled to request a Medicaid administrative law hearing.

ARTICLE SEVEN: TERMS AND CONDITIONS (ENTIRE CONTRACT)

7.1      CONTRACT COMPONENTS

         The Contract, Attachments, Schedules, Appendices, Exhibits, and any amendments determine the work required of the contractor and the terms and conditions under which said work shall be performed.

         No other contract, oral or otherwise, regarding the subject matter of this contract shall be deemed to exist or to bind any of the parties or vary any of the terms contained in this contract.

7.2      GENERAL PROVISIONS

         A. CMS Approval. This contract is subject to approval by the Centers for Medicare and Medicaid Services (CMS) and shall not be effective absent such approval. In addition, this contract is subject to CMS' grant of a 1915(b) waiver to mandate enrollment of children with special health care needs.

         B. General. The contractor agrees that it shall carry out its obligations as herein provided in a manner prescribed under applicable federal and State laws, regulations, codes, and guidelines including New Jersey licensing regulations, the Medicaid, NJ KidCare and NJ FamilyCare State Plans, and in accordance with procedures and requirements as may from time to time be promulgated by the United States Department of Health and Human Services. These include:

                  1.       42 U.S.C Section 1320a-7e

                  2.       42 U.S.C. Section 1396 et seq.

                  3.       42 C.F.R., Parts 417, 430, 431, 434, 435, 438, 440,
                           447, 455, 1000

                  4.       45 C.F.R., Part 74

                  5.       45 C.F.R, Part 160,164

                  6.       P.L. 2001, c. 267

                  7.       N.J.S.A. 30:4D-1 et seq.

                  8.       N.J.S.A. 30:41-1 et seq.

                  9.       N.J.S.A. 30:4J-1 et seq.

                  10.      N.J.S.A. 26:2J-1 et seq.

                                                                           VII-1

                  11.      N.J.A.C. 10:74 et seq.

                  12.      N.J.A.C. 10:49 et seq.

                  13.      N.J.A.C. 10:79 et seq.

                  14.      N.J.A.C. 10:78-11

                  l5. New Jersey Medicaid, NJ KidCare, and NJ FamilyCare State Plans

                  16.      1915(b) Waiver

                  l7. N.J.A.C. 8:38 et seq. and amendments thereof, and the contractor shall comply with the higher standard contained in N.J.A.C. 8:38 et seq. or this contract.

                  18.      N.J.S.A. 59:13 et seq.

                  19. The federal and State laws and regulations above have been cited for reader ease. They are available for review at the New Jersey State Library, 185 West State Street, Trenton, New Jersey 08625. However, whether cited or not, the contractor is obligated to comply with all applicable laws and regulations and, in turn, is responsible for ensuring that its providers and subcontractors comply with all laws and regulations.

                  20. Neither the contractor nor its employees, providers, or subcontractors shall violate, or induce others to violate, any federal or state laws or regulations, or professional licensing board regulations.

         C. Applicable Law and Venue. This contract and any and all litigation arising there from or related thereto shall be governed by the applicable laws, regulations, and rules of evidence of the State of New Jersey without reference to conflict of laws principles. The contractor shall agree and submit to the jurisdiction of the courts of the State of New Jersey should any dispute concerning this contract arise, and shall agree that venue for any legal proceeding against the State shall be in Mercer County.

         D. Medicaid Provider. The contractor shall be a Medicaid provider and a health maintenance organization with a Certificate of Authority to operate government programs in New Jersey.

         E. Significant Changes. The contractor shall report to the Contracting Officer (See Article 7.5) immediately all significant changes that may affect the contractor's performance under this contract.

                                                                           VII-2

         F. Provider Enrollment Process. The contractor shall comply with the Medicaid provider enrollment process including the submission of the [Reserved] CMS 1513 Form.

         G. Conflicts in Provisions. The contractor shall advise DMAHS of any conflict of any provision of this contract with any federal or State law or regulation. The contractor is required to comply with the provisions of the federal or State law or regulation until such time as the contract may be amended. (See also Article 7.11.)

                  Any provision of this contract that is in conflict with the above laws, regulations, or federal Medicaid statutes, regulations, or [Reserved] CMS policy guidance is hereby amended to conform to the provisions of those laws, regulations, and federal policy. Such amendment of the contract shall be effective on the effective date of the statutes or regulations necessitating it and will be binding on the parties even though such amendment may not have been reduced to writing and formally agreed upon and executed by the parties.

         H. Compliance with Codes. The contractor shall comply with the requirements of the New Jersey Uniform Commercial Code, the latest National Electrical Code, the Building Officials & Code Administrators International, Inc. (B.O.C.A.) Basic Building Code, and the Occupational Safety and Health Administration to the extent applicable to the contract.

         I. Corporate Authority. All New Jersey corporations shall obtain a Certificate of Incorporation from the Office of the New Jersey Secretary of State prior to conducting business in the State of New Jersey.

                  If a contractor is a corporation incorporated in a state other than New Jersey, the contractor shall obtain a Certificate of Authority to do business from the Office of the Secretary of State of, New Jersey prior to execution of the contract. The contractor shall provide either a certification or notification of filing with the Secretary of State.

                  If the contractor is an individual, partnership or joint venture not residing in this State or a partnership organized under the laws of another state, then the contractor shall execute a power of attorney designating the Secretary of State as his true and lawful attorney for the sole purpose of receiving process in any civil action which may arise out of the performance of this contract or agreement. This appointment of the Secretary of State shall be irrevocable and binding upon the contractor, his heirs, executors, administrators, successors or assigns. Within ten (10) days of receipt of this service, the Secretary of State shall forward same to the contractor at the address designated in the contract.

         J. Contractor's Warranty. By signing this contract, the contractor warrants and represents that no person or selling agency has been employed or retained to

                                                                           VII-3
                  solicit or secure the contract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee, except bona fide employees or bona fide established commercial or selling agencies maintained by the contractor for the purpose of securing business. The penalty for breach or violation of this provision may result in termination of the contract without the State being liable for damages, costs and/or attorney fees or, in the Department's discretion, a deduction from the contract price or consideration the full amount of such commission, percentage, brokerage or contingent fee.

         K. MacBride Principles. The contractor shall comply with the MacBride principles of nondiscrimination in employment and have no business operations in Northern Ireland as set forth in N.J.S.A. 52:34-12.1.

         L. Ownership of Documents. All documents and records, regardless of form, prepared by the contractor in fulfillment of the contract shall be submitted to the State and shall become the property of the State.

         M. Publicity. Publicity and/or public announcements pertaining to the project shall be approved by the State prior to release. See Article 5.16 regarding Marketing.

         N. Taxes. Contractor shall maintain, and produce to the Department upon request, proof that all appropriate federal and State taxes are paid.

7.3      STAFFING

         In addition to complying with the specific administrative requirements specified in Articles Two through Six and Eight, the contractor shall adhere to the standards delineated below.

         A. The contractor shall have in place the organization, management and administrative systems necessary to fulfill all contractual arrangements. The contractor shall demonstrate to DMAHS' satisfaction that it has the necessary staffing, by function and qualifications, to fulfill its obligations under this contract which include at a minimum:

                  - A designated administrative liaison for the ledicaid/NJ FamilyCare contract who shall be the main point of contact responsible for coordinating all administrative activities for this contract ("Contractor's Representative"; See also Article 7.5 below)

                  - A medical director who shall be a New Jersey licensed physician (M.D. or D.O.)

                  - Financial officer(s) or accounting and budgeting officer

                                                                           VII-4

                  - QM/UR coordinator who is a New Jersey-licensed registered nurse or physician

                  - Prior authorization staff sufficient to authorize medical care twenty-four (24) hours per day/seven (7) days per week

                  - Designated Medicaid care manager(s) who shall be available to DMAHS medical staff to respond to medically related problems, complaints, and emergent or urgent situations

                  - A full-time Care Management Supervisor who is a New Jersey-licensed physician or has a Bachelor's degree in nursing and has a minimum of four (4) years of experience serving enrollees with special needs. The Care Management Supervisor shall be responsible for the management and supervision of the Care Management staff.

                  -        Member services staff

                  -        Provider services staff

                  -        Encounter reporting staff/claims processors

                  -        Grievance coordinator

                  -        Adequate administrative and support staff

                  -        Compliance Officer

         B. Staff Changes. The contractor shall inform the DMAHS, in writing, within seven (7) days of key administrative staffing changes (listed in A) in any of the positions noted in this Article.

         C. Training. The contractor shall ensure that all staff have appropriate training, education, experience, and orientation to fulfill the requirements of the positions they hold and shall verify and document that it has met this requirement.

         D. DMAHS Meetings. The contractor's CEO, president, or DHS-approved representative shall be required to attend DHS-sponsored contractor CEO dinners. No substitutes will be permitted. The Contractor's Representative, as hereinafter defined, shall be required to attend DHS-sponsored contractor Roundtable sessions.

7.4      RELATIONSHIPS WITH DEBARRED OR SUSPENDED PERSONS PROHIBITED

         Pursuant to Section 1932(d)(a) of the Social Security Act (42 U.S.C. section 1396u-2(d)(a)):

                                                                           VII-5

         A. The contractor shall not have a director, officer, partner, or person with beneficial ownership of more than five (5) percent of the contractor's equity who has been debarred or suspended from participating in procurement activities under the Federal Acquisition Regulation or from participating in nonprocurement activities under regulations issued pursuant to Executive Order No. 12549 or under guidelines implementing such order.

         B. The contractor shall not have an employment, consulting, or any other agreement with a debarred or suspended person (as defined in Article 7.4.A above) for the provision of items or services that are significant and material to the contractor's contractual obligation with the State.

         C. The contractor shall certify to DMAHS that it meets the requirements of this Article prior to initial contracting with the Department and at any time there is a changed circumstance from the last such certification. The contractor shall, among other sources, consult with the Excluded Parties List, which can be obtained from the General Services Administration.

         D. If the contractor is found to be non-compliant with the provisions concerning affiliation with suspended or debarred individuals, DMAHS:

                  1. Shall notify the Secretary of the US Department of Health and Human Services of such non-compliance;

                  2. May continue the existing contract with the contractor unless the Secretary (in consultation with the Inspector General of the US Department of Health and Human Services [DHHS]) directs otherwise; and

                  3. May not renew or otherwise extend the duration of an existing contract with the contractor unless the Secretary (in consultation with the Inspector General of the DHHS) provides to DMAHS and to Congress a written statement describing compelling reasons that exist for renewing or extending the contract.

         E. The contractor shall agree and certify it does not employ or contract directly or indirectly, with:

                  1. Any individual or entity excluded from Medicaid or other federal health care program participation under Sections 1128 (42 U.S.C. section 1320a-7) or 1128 A (42 U.S.C. section 1320a-7a) of the Social Security Act for the provision of health care, utilization review, medical social work, or administrative services or who could be excluded under Section 1128(b)(8) of the Social Security Act as being controlled by a sanctioned individual;

                                                                          VII-6

                  2. Any entity for the provision of such services (directly or indirectly) through an excluded individual or entity;

                  3. Any individual or entity excluded from Medicaid or NJ FamilyCare participation by DMAHS;

                  4. Any individual or entity discharged or suspended from doing business with the State of New Jersey; or

                  5. Any entity that has a contractual relationship (direct or indirect) with an individual convicted of certain crimes as described in Section 1128(b)(8) of the Social Security Act.

         F. The contractor shall obtain, whenever issued, available State listings and notices of providers, their contractors, subcontractors, or any of the aforementioned individuals or entities, or their owners, officers, employees, or associates who are suspended, debarred, disqualified, terminated, or otherwise excluded from practice and/or participation in the fee-for-service Medicaid program. Upon verification of such suspension, debarment, disqualification, termination, or other exclusion, the contractor shall immediately act to terminate the provider from participation in this program. Termination for loss of licensure, criminal convictions, or any other reason shall coincide with the effective date of termination of licensure or the Medicaid program's termination effective date whichever is earlier.

7.5      CONTRACTING OFFICER AND CONTRACTOR'S REPRESENTATIVE

         A. The Department shall designate a single administrator, hereafter called the "Contracting Officer." The Contracting Officer shall be appointed by the Commissioner of DHS. The Contracting Officer shall make all determinations and take all actions as are appropriate under this contract, subject to the limitations of applicable federal and New Jersey laws and regulations. The Contracting Officer may delegate his/her authority to act to an authorized representative through written notice to the contractor.

         B. The contractor shall designate a single administrator, hereafter called the Contractor's Representative, who shall be an employee of the contractor. The Contractor's Representative shall make all determinations and take all actions as are appropriate to implement this contract, subject to the limitations of the contract, and to federal and New Jersey laws and regulations. The Contractor's Representative may delegate his or her authority to act to an authorized representative through written notice to the Contracting Officer. The Contractor's Representative shall have direct managerial and administrative responsibility and control over all aspects of the contract and shall be empowered to legally bind the contractor to all agreements reached with the Department.

                                                                           VII-7

         C. The Contractor's Representative shall be designated in writing by the contractor no later than the first day on which the contract becomes effective.

         D. The Department shall have the right to approve or disapprove the Contractor's Representative.

         7.6      AUTHORITY OF THE STATE

         The State is the ultimate authority under this contract to:

         A. Establish, define, or determine the reasonableness, the necessity and the level and scope of covered benefits under the managed care program administered in this contract or coverage for such benefits, or the eligibility of enrollees or providers to participate in the managed care program, or any aspect of reimbursement to providers, or of operations.

         B. Establish or interpret policy and its application related to the above.

7.7      EQUAL OPPORTUNITY EMPLOYER

         The contractor shall, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that it is an equal opportunity employer, and shall send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by the Department advising the labor union or workers' representative of the contractor's commitments as an equal opportunity employer and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

7.8      NONDISCRIMINATION REQUIREMENTS

         The contractor shall comply with the following requirements regarding nondiscrimination:

         A. The contractor shall and shall require its providers and subcontractors to accept assignment of an enrollee and not discriminate against eligible enrollees because of race, color, creed, religion, ancestry, marital status, sexual orientation, national origin, age, sex, physical or mental handicap in accordance with Title VI of the Civil Rights Act of 1964, 42 U.S.C. section 2000d, Section 504 of the Rehabilitation Act of 1973, 29 U.S.C. section 794, the Americans with Disabilities Act of 1990 (ADA), 42 U.S.C.
                  section 12131 and rules and regulations promulgated pursuant thereto, or as otherwise provided by law or regulation.

         B. ADA Compliance. The contractor shall and shall require its providers or subcontractor to comply with the requirements of the Americans with Disabilities Act (ADA). In providing health care benefits, the contractor shall not directly or indirectly, through contractual, licensing, or other arrangements, discriminate

                                                                           VII-8
                  against Medicaid/NJ FamilyCare beneficiaries who are qualified disabled individuals covered by the provisions of the ADA (See also Article 4.5.2 for a description of the contractor's ADA compliance plan).

                  A "qualified individual with a disability" defined pursuant to 42 U.S.C. section 12131 is an individual with a disability who, with or without reasonable modifications to rules, policies, or practices, the removal of architectural, communication, or transportation barriers, or the provision of auxiliary aids and services, meets the essential eligibility requirements for the receipt of services or the participation in programs or activities provided by a public entity (42 U.S.C. section 12131).

                  The contractor shall submit to DMAHS a written certification that it is conversant with the requirements of the ADA, that it is in compliance with the law, and that it has assessed its provider network and certifies that the providers meet ADA requirements to the best of the contractor's knowledge. The contractor shall survey its providers of their compliance with the ADA using a standard survey document that will be developed by the State. Survey attestation shall be kept on file by the contractor and shall be available for inspection by the DMAHS. The contractor warrants that it will hold the State harmless and indemnify the State from any liability which may be imposed upon the State as a result of any failure of the contractor to be in compliance with the ADA. Where applicable, the contractor shall abide by the provisions of
                  Section 504 of the federal Rehabilitation Act of 1973, as amended, 29 U.S.C. section 794, regarding access to programs and facilities by people with disabilities.

         C. The contractor shall and shall require its providers and subcontractors to not discriminate against eligible persons or enrollees on the basis of their health or mental health history, health or mental health status, their need for health care services, amount payable to the contractor on the basis of the eligible person's actuarial class, or pre-existing medical/health conditions.

         D. The contractor shall and shall require its providers and subcontractors to comply with the Civil Rights Act of 1964 (42 U.S.C. section 2000d), Title IX of the Education Amendments of 1972 (regarding education programs and activities), the Age Discrimination Act of 1975, The Rehabilitation Act of 1973, the regulations (45 C.F.R. Parts 80 & 84) pursuan to that Act, and the provisions of Executive Order 11246, Equal Opportunity, dated September 24, 1965, the New Jersey anti-discrimination laws including those contained within N.J.S.A. 10:2-1 through N.J.S.A. 10:2-4, N.J.S.A. 10:5-1 et seq. and
                  N.J.S.A. 10:5-38, and all rules and regulations issued thereunder, and any other laws, regulations, or orders which prohibit discrimination on grounds of age, race, ethnicity, mental or physical disability, sexual or affectional orientation or preference, marital status, genetic information, source of payment, sex, color, creed, religion, or national origin or ancestry. The contractor shall not discriminate against any employee engaged in the work required to produce the services covered by this contract, or against any applicant for such employment because of race, creed, color, national origin, age,

                                                                           VII-9
                  ancestry, sex, marital status, religion, disability or sexual or affectional orientation or preference.

         E. The contractor shall not discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of the provider's license or certification under applicable State law, solely on the basis of such license or certification or against any provider that serves high-risk populations or specializes in conditions that require costly treatment. This paragraph shall not be construed to prohibit an organization from including providers only to the extent necessary to meet the needs of the organization's enrollees, from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the organization, or use different reimbursement amounts for different specialties or for different practitioners in the same specialty. if the contractor declines to include individual or groups of providers in its network, it shall give the affected providers written notice of the reason for the decision.

         F. Scope. This non-discrimination provision shall apply to but not be limited to the following: recruitment or recruitment advertising, hiring, employment upgrading, demotion, or transfer, lay-off or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship included in PL 1975, Chapter 127 as attached hereto and made a part hereof.

         G. Grievances. The contractor shall forward to the Department copies of all grievances alleging discrimination against enrollees because of race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual or affectional orientation, physical or mental handicap for review and appropriate action within three (3) business days of receipt by the contractor.

7.9      INSPECTION RIGHTS

         The contractor shall allow the New Jersey Department of Human Services, the US Department of Health and Human Services (DHHS), and other authorized State agencies, or their duly authorized representatives, to inspect or otherwise evaluate the quality, appropriateness, and timeliness of services performed under the contract, and to inspect, evaluate, and audit any and all books, records, financial records, and facilities maintained by the contractor and its providers and subcontractors, pertaining to such services, at any time during normal business hours (and after business hours when deemed necessary by DHS or DHHS) at a New Jersey site designated by the Contracting Officer. Pursuant to N.J.S.A. 10:49-9.8m inspections of contractors may be unannounced with or without cause, and inspections of providers and subcontractors may be unannounced for cause. Books and records include, but are not limited to, all physical records originated or prepared pursuant to the performance under this contract, including working papers, reports, financial records and books of account, medical records, dental records, prescription files, provider contracts and subcontracts, credentialing files, and any other documentation pertaining to medical, dental, and nonmedical services to enrollees. Upon

                                                                          VII-10
         request, at any time during the period of this contract, the contractor shall furnish any such record, or copy thereof, to the Department or the Department's External Review Organization within thirty (30) days of the request. If the Department determines, however, that there is an urgent need to obtain a record, the Department shall have the right to demand the record in less than thirty (30) days, but no less than twenty-four (24) hours.

         Access shall be undertaken in such a manner as to not unduly delay the work of the contractor and/or its provider(s) or subcontractor(s). The right of access herein shall include onsite visits by authorized designees of the State.

         The contractor shall also permit the State, at its sole discretion, to conduct onsite inspections of facilities maintained by the contractor, its providers and subcontractors, prior to approval of their use for providing services to enrollees.

7.10     NOTICES/CONTRACT COMMUNICATION

         All notices or contract communication under this contract shall be in writing and shall be validly and sufficiently served by the State upon the contractor, and vice versa, if addressed and mailed by certified mail, delivered by overnight courier or hand-delivered to the following addresses:

         For DHS:

                  Contracting Officer
                  Division of Medical Assistance and Health Services
                  P.O. Box 712
                  Trenton, NJ 08625-0712

         The contractor shall specify the name of the Contractor's Representative and official mailing address for all formal communications. The name and address of the individual appears in Appendix D.6 and is incorporated herein by reference.

7.11     TERM

7.11.1   CONTRACT DURATION AND EFFECTIVE DATE

         The performance, duties, and obligations of the parties hereto shall commence on the effective date, provided that at the effective date the Director and the contractor agree that all procedures necessary to implement this contract are ready and shall continue for a period of nine (9) months thereafter unless suspended or terminated in accordance with the provisions of this contract. The initial nine (9) month period shall be known as the "original term" of the contract. The effective date of the contract shall be October 1, 2000.

                                                                          VII-11

7.11.2   AMENDMENT, EXTENSION, AND MODIFICATION

         A. The contract may be amended, extended, or modified by written contract duly executed by the Director and the contractor. Any such amendment, extension or modification shall be in writing and executed by the parties hereto. It is mutually understood and agreed that no amendment of the terms of the contract shall be valid unless reduced to writing and executed by the parties hereto, and that no oral understandings, representations or contracts not incorporated herein nor any oral alteration or variations of the terms hereof, shall be binding on the parties hereto. Every such amendment, extension, or modification shall specify the date its provisions shall be effective as agreed to by the Department and the contractor. Any amendment, extension, or modification is not effective or binding unless approved, in writing, by duly authorized officials of DHS, [Reserved] CMS, and any other entity, as required by law or regulation.

         B. This contract may be extended for successive twelve (12) month periods beyond the original term of the contract whenever the Division supplies the contractor with at least ninety (90) days advance notice of such intent and if a written amendment to extend the contract is obtained from both parties. This successive twelve (12) month period shall be known as an "extension period" of the contract. In addition, ninety (90) days prior to the contract expiration, the Director shall provide the contractor with the proposed capitation rates for the extension period.

         C. In the event that the capitation rates for the extension period are not provided ninety (90) days prior to the contract expiration, the contract will be extended at the existing rate which shall be an interim rate. After the execution of the succeeding rate amendment, a retroactive rate adjustment will be made to bring the interim rate to the level established by that amendment.

         D. Nothing in this Article shall be construed to prevent the Director by amendment to the contract from extending the contract on a month to month basis under the existing rates until such a time that the Director provides revised capitation rates pursuant to Article 7.11.2B.

7.12     TERMINATION

         A. Change of Circumstances. Where circumstances and/or the needs of the State significantly change or the contract is otherwise deemed by the Director to no longer be in the public interest, the DMAHS may terminate this contract upon no less than thirty
                  (30) days notice to the contractor.

         B. Emergency Situations. In cases of emergency the Department may shorten the time periods of notification.

         C. For Cause. DMAHS shall have the right to terminate this contract, without liability to the State, in whole or in part if the contractor:

                                                                          VII-12

                  1. Takes any action or fails to prevent an action that threatens the health, safety or welfare of any enrollee, including significant marketing abuses;

                  2. Takes any action that threatens the fiscal integrity of the Medicaid program;

                  3. Has its certification suspended or revoked by DOBI, DHSS, and/or any federal agency or is federally debarred or excluded from federal procurement and non-procurement contracts;

                  4. Materially breaches this contract or fails to comply with any term or condition of this contract that is not cured within twenty (20) working days of DMAHS' request for compliance;

                  5.       [Reserved] Violates state or federal law;

                  6. Fails to carry out the substantive terms of this contract;

                  7.       [Reserved] Becomes insolvent; or

                  8. Fails to meet applicable requirements in sections 1932, 1903 (m) and 1905(t) of the SSA;

                  9. Brings a proceeding voluntarily, or has a proceeding brought against it involuntarily, under the Bankruptcy Act

                  [Reserved]

         D. Notice and Hearing. Except as provided in A and B above, DMAHS shall give the contractor ninety (90) days advance, written notice of termination of this contract, with an opportunity to protest said termination and/or request an informal hearing. This notice shall specify the applicable provisions of this contract and the effective date of termination, which shall not be, less than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program.

         E. Contractor's Right to Terminate for Material Breach. The contractor shall have the right to terminate this contract in the event that DMAHS materially breaches this contract or fails to comply with any material term or condition of this contract that is not cured within twenty (20) working days of the contractor's request for compliance. In such event, the contractor shall give DMAHS written notice specifying the reason for and the effective date of the termination, which shall not be less than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program and in no event

                                                                          Vll-13
                  shall be less than ninety (90) days from the end of the twenty
                  (20) day working day cure period. The effective date of termination is subject to DMAHS concurrence and approval.

         F. Contractor's Right to Terminate for Act of God. The contractor shall have the right to terminate this contract if the contractor is unable to provide services pursuant to this contract because of a natural disaster and/or an Act of God to such a degree that enrollees cannot obtain reasonable access to services within the contractor's organization, and, after diligent efforts, the contractor cannot make other provisions for the delivery of such services. The contractor shall give DMAHS, within forty-five (45) days after the disaster, written notice of any such termination that specifies:

                  1. The reasons for the termination, with appropriate documentation of the circumstances arising from a natural disaster or Act of God that precludes reasonable access to services;

                  2. The contractor's attempts to make other provisions for the delivery of services; and

                  3. The requested effective date of the termination, which shall not be less time than will permit an orderly disenrollment of enrollees to the Medicaid fee-for-service program or transfer to another managed care program. The effective date of termination is subject to DMAHS concurrence and approval.

         G. Should the contractor, for good cause shown, wish to terminate its participation in this contract, it shall seek approval from DMAHS. Such approval shall not be unreasonably withheld or delayed. Written notice of intent to terminate must be given six (6) months prior to the contractor's proposed last day of operation. The contractor shall comply with the closeout provisions in Article 7.13. The closeout period shall begin no earlier than two (2) months after the DMAHS approves the contractor's termination date. For the purposes of this section, "good cause" shall include, but not be limited to, significant financial losses.

         H. Reduction in Funding. In the event that State and federal funding for the payment of services under this contract is reduced so that payments to the contractor cannot be made in full, this contract shall terminate, without liability to the State, unless both parties agree to a modification of the obligations under this contract. The effective date of such termination shall be ninety (90) days after the contractor receives written notice of the reduction in payment, unless available funds are insufficient to continue payments in full during the ninety (90) day period, in which case the Department shall give the contractor written notice of the earlier date upon which the contract shall terminate.

                                                                          VII-14

         I. It is hereby understood and agreed by both parties that this contract shall be effective and payments by DMAHS made to the contractor subject to the availability of State and federal funds. It is further agreed by both parties that this contract can be renegotiated or terminated, without liability to the State in order to comply with state and federal requirements for the purpose of maximizing federal financial participation.

         J. Upon termination of this contract, the contractor shall comply with the closeout procedures in Article 7.13.

         K. Rights and Remedies. The rights and remedies of the Department provided in this Article shall not be exclusive and are in addition to all other rights and remedies provided by law or under this contract.

7.13     CLOSEOUT REQUIREMENTS

         A. A closeout period shall begin one hundred-twenty (120) days prior to the last day the contractor is responsible for operating under this contract. During the closeout period, the contractor shall work cooperatively with, and supply program information to, any subsequent contractor and DMAHS. Both the program information and the working relationships between the two contractors shall be defined by DMAHS.

         B. The contractor shall be responsible for the provision of necessary information and records, whether a part of the MCMIS or compiled and/or stored elsewhere, to the new contractor and/or DMAHS during the closeout period to ensure a smooth transition of responsibility. The new contractor and/or DMAHS shall define the information required during this period and the time frames for submission. Information that shall be required includes but is not limited to:

                  1. Numbers and status of complaints and grievances in process;

                  2. Numbers and status of hospital authorizations in process, listed by hospital;

                  3.       Daily hospital logs;

                  4.       Prior authorizations approved and disapproved;

                  5.       Program exceptions approved;

                  6.       Medical cost ratio data;

                  7. Payment of all outstanding obligations for medical care rendered to enrollees;

                                                                          VII-15

                  8.       All encounter data required by this contract; and

                  9. Information on beneficiaries in treatment plans who will require continuity of care consideration.

         C. All data and information provided by the contractor shall be accompanied by letters, signed by the responsible authority, certifying to the accuracy and completeness of the materials supplied. The contractor shall transmit the information and records required under this Article within the time frames required by the Department. The Department shall have the right, in its sole discretion, to require updates to these data at regular intervals.

         D. The new contractor shall reimburse any reasonable costs associated with the contractor providing the required information or as mutually agreed upon by the two contractors. The contractor shall not charge more than a cost mutually agreed upon by the contractor and DMAHS or as mutually agreed upon by the two contractors. If program operations are transferred to DMAHS, no such fees shall be charged by the contractor nor paid by DMAHS. Under no circumstances shall a Medicaid beneficiary be billed for any record transfer.

         E. The contractor shall continue to be responsible for provider and enrollee toll free numbers and after-hours calls until the last day of the closeout period. The new contractor shall bear financial responsibility for costs incurred in modifying the toll free number telephone system. The contractor shall, in good faith, negotiate a contract with the new contractor to coordinate/transfer the toll free number responsibilities, and will provide space at the contractor's current business address including access to necessary records, and information for the new contractor during a due diligence review period.

         F. Effective two (2) weeks prior to the last day of the closeout period, the contractor shall work cooperatively with the new contractor to process service authorization requests received. The contractor shall be financially responsible for approved requests when the service is provided on or before the last day of the closeout period or if the service is provided through the date of discharge or thirty-one (31) days after the cancellation or termination of this contract for enrollees who remain hospitalized after the last day of the transition period. Disputes between the contractor and the new contractor regarding service authorizations shall be resolved by DMAHS.

         G. The contractor shall continue to provide all required reports during the closeout period.

         H. Runout Requirements - General. Runout for this Managed Care Contract shall consist of the processing, payment and monetary reconciliation(s) necessary regarding all enrollees, claims for payment from the contractor's provider network, appeals by both providers and/or enrollees, and final reports which

                                                                          VII-16
                  identify all expenditures, up to and including the last month of capitated payment made to the contractor.

         I. The contractor shall complete the processing and payment of claims generated during the life of the contract.

         J.       Runout Requirements-Items of Concern.

                  1. Information and documentation that the Department deems necessary under this Article, to effect a smooth Turnover to a successor contractor, shall be required to be submitted on a monthly basis. The Department shall have the right to require updates to this data at regular intervals.

                  2. Any other information or data, within the parameters of this Managed Care Contract, deemed necessary by the Department to assist in the reprocurement of the contract including where applicable, but not limited to, duplicate copies of x-rays, charting and lab reports, and copies of actual documents and supporting documentation, etc., relevant to access, quality of care, and enrollee history shall be provided to DMAHS.

         K. Runout Requirements - Final Transition. During the final forty-five (45) days before the end of the closeout period, the terminating and successor contractors shall share operational responsibilities, as delineated below:

                  1. Record Sharing. The contractor shall make available and/or require its providers to make available to the Department copies of medical/dental records, patient files, and any other pertinent information, including information maintained by any subcontractor or sub-subcontractor, necessary for efficient care management of enrollees, as determined by the Director. Under no circumstances shall a Medicaid enrollee be billed for this service.

                  2. Enrollee Notification. The terminating and successor contractors shall notify enrollees of the pending transition, with all notices to be submitted to DMAHS for review and approval before mail out.

         L. Post-Operations Period. The post-operations period shall begin at 12:00 a.m. the day after the last day of the closeout period. During the post-operations period, the contractor shall no longer be responsible for the operation of the program. Obligations of the contractor under this contract that are applicable to the post-operations period will apply whether or not they are enumerated in this Article.

                  1. The contractor shall maintain local telephone access for providers during the first six (6) months of the post-operations period.

                                                                          VII-17

                  2. The contractor shall be financially responsible for the resolution of beneficiary complaints and grievances timely filed prior to the last day of the post-operations period.

                  3. The contractor shall have a continuing obligation to provide any required reports during the closeout and post-operations periods.

                  4. The contractor shall refill prescriptions to cover a minimum of ten (10) days beyond the contract termination date, unless other arrangements are made with the receiving contractor and approved by DMAHS.

                  5. The contractor shall provide DME for a minimum of the first thirty (30) days of the post-operations period, unless other arrangements are made with the receiving contractor and approved by DMAHS.

                           a. Customized DME is considered to belong to the enrollee and stays with the enrollee when there is a change of contractors.

                           b. Non-customized DME may be reclaimed by the contractor when the enrollee no longer requires the equipment if a system is in place for refurbishing and reissuing the equipment. If no such system is in place, the non-customized DME shall be considered the property of the enrollee.

                  6. The contractor shall, within sixty days after the end of the closeout period, account for and return any and all funds advanced by the Department for coverage of enrollees for periods subsequent to the effective date of post-operations.

                  7. The contractor shall submit to the Department within ninety (90) days after the end of the closeout period an annual report for the period through which services are rendered, and a final financial statement and audit report including at a minimum, revenue and expense statements relating to this contract, and a complete financial statement relating to the overall lines of business of the contractor prepared by a Certified Public Accountant or a licensed public accountant.

         M. In the event of termination of the contract by DMAHS, such termination shall not affect the obligation of contractor to indemnify DMAHS for any claim by any third party against the State or DMAHS arising from contractor's performance of this contract and for which contractor would otherwise be liable under this contract.

7.14     MERGER/ACQUISITION REQUIREMENTS

                                                                          VII-18

         A. General Information. In addition to any other information otherwise required by the State, a contractor that intends to merge with or be acquired by another entity ("non-surviving contractor") shall provide the following information and documents to DHS, and copies to DHSS and DOBI, one hundred-twenty (120) days prior to the effective date of the merger/acquisition:

                  1. The basic details of the sale, including the name of the acquiring legal entity, the date of the sale and a list of all owners with five (5) percent or more ownership.

                  2.       The source of funds for the purchase.

                  3.       A Certificate of Authority modification.

                  4. Any changes in the provider network, including but not limited to a comparison of hospitals that no longer will be available under the new network, and comparison of PCPs and specialists participating and not participating in both HMOs. This shall also include an analysis of the impact on members.

                  5. Submit a draft of the asset purchase agreement to DHS, DHSS, and DOBI for prior approval prior to execution of the document.

                  6. The closing date for the merger/acquisition, which shall occur prior to the required notification to enrollees, i.e. no later than forty-five (45) days prior to effective date of transition of enrollees.

                  7. Submit a copy of all information, including all financials, sent to/required by DHSS and DOBI.

         B.       General Requirements. The non-surviving contractor shall:

                  1.       Comply with the provisions of Article 7.13, Closeout;
                           and

                  2. Meet and complete all outstanding issues, reporting requirements (including but not limited to encounter data reporting, quality assurance studies, financial reports, etc.)

         C. Beneficiary Notification. By no later than sixty (60) days, the non-surviving contractor shall prepare and submit, in English and Spanish, to the DMAHS, letters and other materials which shall be mailed to its enrollees no later than forty-five (45) days prior to the effective date of transfer in order to assist them in making an informed decision about their health and needs. Separate notices shall be prepared for mandatory populations and voluntary populations. The letter should contain the following, at a minimum:

                                                                          VII-19

         1.       From the non-surviving contractor:

                           a. The basic details of the sale, including the name of the acquiring legal entity, and the date of the sale.

                           b. Any major changes in the provider network, including at minimum a comparison of hospitals that no longer will be available under the network, if that is the case.

                           c. For each enrollee, a representation whether that individual's primary care provider under the non-surviving contractor's plan will be available under the acquiring contractor's plan. When the PCP is no longer available under the acquiring contractor's plan, the enrollee shall be advised to call the HBC to see what other MCE the PCP participates in.

                           d. In those cases where a primary dentist is selected under the non-surviving contractor's plan, a representation whether each individual's primary dentist under the non-surviving contractor's plan will be available under the acquiring contractor's plan.

                           e. Information on beneficiaries in treatment plans and the status of any continuing medical care being rendered under the non-surviving contractor's plan, how that treatment will continue, and time frames for transition from the non-surviving contractor's plan to the acquiring contractor's plan.

                           f. Any changes in the benefits/procedures between the non-surviving contractor's plan and the acquiring contractor's plan, including for example, eye care and glasses benefits, over-the-counter drugs, and referral procedures, etc.

                           g. Toll free telephone numbers for the HBC and the acquiring entity where enrollees' questions can be answered.

                           h. A time frame of not less than two weeks (fourteen days) for the beneficiary to make a decision about staying in the acquiring contractor's plan, or switching to another MCE (for mandatory beneficiaries). The time frame should incorporate the monthly cut off dates established by the DMAHS and the HBC for the timely and accurate production of identification cards.

                           i. For voluntary populations, the letter should indicate the option to revert to the fee-for-service system.

                  2.       From the acquiring contractor:

                                                                          VII-20

                           a. If the acquiring contractor wishes to send welcoming letters, it shall submit for prior approval to DMAHS, all welcoming letters and information it will send to the new enrollees no later than thirty (30) days prior to the effective date of transfer.

                           b. The acquiring contractor may not, either directly or indirectly, contact the enrollees of the non-surviving contractor, prior to the enrollees conversion (approximately ten (10) days prior to the effective date of transfer).

                           c. The contractor shall re-send any returned mail two additional times. If the mail to a beneficiary is returned three times, the contractor shall submit the name, the Medicaid/NJ FamilyCare identification number and last known address to the DMAHS for research to determine a more current address.

         D. Provider Notification. By no later than ninety (90) days prior to the effective date of transfer, the non-surviving contractor shall notify its providers of the pending sale or merger, and of hospitals, specialists and laboratories that will no longer be participating as a result of the merger/acquisition.

         E.       Marketing/Outreach.

                  1. The acquiring contractor may not make any unsolicited home visits or telephone calls to enrollees of the non-surviving contractor, before the effective date of coverage under the acquiring contractor's plan.

                  2. Coincident with the date that enrollee notification letters are sent to those enrollees affected by the merger/acquisition, the non-surviving contractor shall no longer be offered as an option to either new enrollees or to those seeking to transfer from other plans. DMAHS shall approve all enrollee notification letters, and they shall be mailed by the non-surviving contractor. Marketing by the non-surviving contractor shall also cease on that date.

         F. Provider Network. The acquiring contractor shall supply the DMAHS and the HBC with an updated provider network fifty (50) days prior to the effective date of transfer on a diskette formatted in accordance with the procedures set forth in Section A.4.1 of the Appendices. Additionally, the acquiring contractor shall furnish to the DMAHS individual provider capacity analyses and how the provider/enrollee ratio limits will be maintained in the new entity. This network information shall be furnished before the enrollee notification letters are to be sent. Such letters shall not be mailed until there is a clear written notification by the DMAHS that the provider network information meets all of the DMAHS requirements. The network submission shall include all required provider types

                                                                          VII-21
                  listed in Article 4, shall be formatted in accordance with specifications in Article 4 and Section A.4.1 of the Appendices, and shall include a list of all providers who decline participation with the acquiring contractor and new providers who will participate with the acquiring contractor. The acquiring contractor shall submit weekly updates through the ninety (90) day period following the effective date of transfer.

         G.       Administrative.

                  1. The non-surviving contractor shall inform DMAHS of the corporate structure it will assume once all enrollees are transitioned to the acquiring contractor. Additionally, an indication of the time frame that this entity will continue to exist shall be provided.

                  2. The contract of the non-surviving contractor is not terminated until the transaction (acquisition or merger) is approved, enrollees are placed, and all outstanding issues with DOBI, DHSS, and DHS are resolved. Some infrastructure shall exist for up to one year beyond the last date of services to enrollees in order to fulfill remaining contractual requirements.

                  3. The acquiring contractor and the non-surviving contractor shall maintain their own separate administrative structure and staff until the effective date of transfer.

7.15     SANCTIONS

         In the event DMAHS finds the contractor to be out-of-compliance with program standards, performance standards or the terms or conditions of this contract, the Department shall issue a written notice of deficiency, request a corrective action plan and/or specify the manner and timeframe in which the deficiency is to be cured. If the contractor fails to cure the deficiency as ordered, the Department shall have the right to exercise any of the administrative sanction options described below, in addition to any other rights and remedies that may be available to the Department. The type of action taken shall be in relation to the nature and severity of the deficiency:

         A.       Suspend enrollment of beneficiaries in contractor's plan.

         B. Notify enrollees of contractor non-performance and permit enrollees to transfer to another MCE without cause.

         C. Reduce or eliminate marketing and/or community event participation.

         D.       Terminate the contract, under the provisions of the preceding
                  Article.

         E.       Cease auto-assignment of new enrollees.

                                                                          VII-22

         F.       Refuse to renew the contract.

         G.       Impose and maintain temporary management in accordance with
                  Section 1932(e)(2) of the Social Security Act during the period in which improvements are made to correct violations.

         H. In the case of inappropriate marketing activities, referral may also be made to the Department of Banking and Insurance for review and appropriate enforcement action.

         I. Require special training or retraining of marketing representatives including, but not limited to, business ethics, marketing policies, effective sales practices, and State marketing policies and regulations, at the contractor's expense.

         J. In the event the contractor becomes financially impaired to the point of threatening the ability of the State to obtain the services provided for under the contract, ceases to conduct business in the normal course, makes a general assignment for the benefit of creditors, or suffers or permits the appointment of a receiver for its business or its assets, the State may, at its option, immediately terminate this contract effective the close of business on the date specified.

         K. Refuse to consider for future contracting a contractor that fails to submit encounter data on a timely and accurate basis.

         L. Refer the matter to the US Department of Justice, the US Attorney's Office, the New Jersey Division of Criminal Justice, and/or the New Jersey Division of Law as warranted.

         M. Refer the matter to the applicable federal agencies for civil money penalties.

         N. Refer the matter to the New Jersey Division of Civil Rights where applicable.

         O. Exclude the contractor from participation in the Medicaid program.

         P.       Refer the matter to the New Jersey Division of Consumer
                  Affairs.

         The contractor may appeal the imposition of sanctions or damages in accordance with Article 7.18.

                                                                          VII-23

7.16     LIQUIDATED DAMAGES PROVISIONS

7.16.1   GENERAL PROVISIONS

         It is agreed by the contractor that:

         A. If contractor does not provide or perform the requirements referred to or listed in this provision, damage to the State may result.

         B. Proving such damages shall be costly, difficult, and time-consuming.

         C. Should the State choose to impose liquidated damages, the contractor shall pay the State those damages for not providing or performing the specified requirements; if damages are imposed, collection shall be from the date the State placed the contractor on notice or as may be specified in the written notice.

         D. Additional damages may occur in specified areas by prolonged periods in which contractor does not provide or perform requirements.

         E. The damage figures listed below represent a good faith effort to quantify the range of harm that could reasonably be anticipated at the time of the making of the contract.

         F. The Department may, at its discretion, withhold capitation payments in whole or in part, or offset with advanced notice liquidated damages from capitation payments owed to the contractor.

         G. The DHS shall have the right to deny payment or recover reimbursement for those services or deliverables which have not been performed and which due to circumstances caused by the contractor cannot be performed or if performed would be of no value to the State. Denial of the amount of payment shall be reasonably related to the amount of work or deliverable lost to the State.

         H. The DHS shall have the right to recover incorrect payments to the contractor due to omission, error, fraud or abuse, or defalcation by the contractor. Recovery to be made by deduction from subsequent payments under this contract or other contracts between the State and the contractor, or by the State as a debt due to the State or otherwise as provided by law.

         I. Whenever the State determines that the contractor failed to provide one (1) or more of the medically necessary covered contract services, the State shall have the right to withhold a portion of the contractor's capitation payments for the following month or subsequent months, such portion withheld to be equal to the amount of money the State shall pay to provide such services along with administrative costs of making such payment. Any other harm to the State or the

                                                                          VII-24
                  beneficiary/enrollee shall be calculated and applied as a damage. The contractor shall be given written notice prior to the withholding of any capitation payment.

         J. The contractor shall submit a written corrective action plan for any deficiency identified by the Department in writing within five (5) business days from the date of receipt of the Department's notification or within a time determined by the Department depending on the nature of the issue. For each day beyond that time that the Department has not received an acceptable corrective action plan, monetary damages in the amount of one hundred dollars ($100) per day for five (5) days and two hundred fifty ($250) per day thereafter will be deducted from the capitation payment to the contractor. The contractor shall implement the corrective action plan immediately from time of Department notification of the original problem pending approval of the final corrective action plan. The damages shall be applied for failure to implement the corrective action plan from the date of original State notification of the problem. Corrective action plans apply to each of the areas in this Article for potential liquidated damages and the time period allowed shall be at the sole discretion of the DMAHS.

         K. Self-Reporting of Failures and Noncompliance. Any monetary damages that otherwise would be assessed pursuant to this Article of this contract, may be reduced, at the State's option, if the contractor reports the failure or noncompliance in written detail to DMAHS prior to notice of the noncompliance from the Department. The amount of the reduction shall be no more than ninety (90) percent of the total value of the monetary damages.

         L. Nothing in this provision shall be construed as relieving the contractor from performing any other contract duty not listed herein, nor is the State's right to enforce or to seek other remedies for failure to perform any other contract duty hereby diminished.

7.16.2   MANAGED CARE OPERATIONS, TERMS AND CONDITIONS, AND PAYMENT PROVISIONS

         During the life of the contract, the contractor shall provide or perform each of the requirements as stated in the contract.

         Except as provided for elsewhere in this Article (i.e., the other liquidated damages provisions in this Article take precedence), for each and every contractor requirement not provided or performed as scheduled, or if a requirement is provided or performed inaccurately or incompletely, the Department, if it intends to impose liquidated damages, shall notify the contractor in writing that the requirement was not provided or performed as specified and that liquidated damages will be assessed accordingly.

         The contractor shall have fifteen (15) business days from the date of such written notice from the Department, or longer if the Department so allows, or through a corrective action plan approved by DHS to provide or perform the requirement as specified.

                                                                          VII-25

         Liquidated Damages:

         If the contractor does not provide or perform the requirement within fifteen (15) business days of the written notice, or longer if allowed by the Department, or through an approved corrective action plan, the Department may impose liquidated damages of $250 per requirement per day for each day the requirement continues not to be provided or performed. If after fifteen (15) additional days from the date the Department imposes liquidated damages, the requirement still has not been provided or performed, the Department, after written notice to the contractor, may increase the liquidated damages to $500 per requirement per day for each day the requirement continues to be unprovided or unperformed.

7.16.3   TIMELY REPORTING REQUIREMENTS

         The contractor shall produce and deliver timely reports within the specified timeframes and descriptions in the contract including information required by the ERO. Reports shall be produced and delivered on both a scheduled and mutually agreed upon on-request basis according to the schedule established by DMAHS.

         Liquidated Damages:

         For each late report, the Department shall have the right to impose liquidated damages of $250 per day per report until the report is provided. For any late report that is not delivered after thirty (30) days or such longer period as the Department shall allow, the Department, after written notice, shall have the right to increase the liquidated damages assessment to $500 per day per report until the report is provided.

7.16.4   ACCURATE REPORTING REQUIREMENTS

         Every report due the State shall contain sufficient and accurate information and in the approved media format to fulfill the State's purpose for which the report was generated.

         If the Department imposes liquidated damages, it shall give the contractor written notice of a report that is either insufficient or inaccurate and that liquidated damages will be assessed accordingly. After such notice, the contractor shall have fifteen (15) business days, or such longer period as the Department may allow, to correct the report.

         Encounter data shall be accurate and complete, i.e., have no missing encounters or required data elements, and shall have no more than 5% edit errors.

         Liquidated Damages:

         If the contractor fails to correct the report within the fifteen (15) business days, or such longer period as the Department may allow, the Department shall have the right to impose liquidated damages of $250 per day per report until the corrected report is

                                                                          VII-26
         delivered. If the report remains uncorrected for more than thirty (30) days from the date liquidated damages are imposed, the Department, after written notice, shall have the right to increase the liquidated damages assessment to $500 per day per report until the report is corrected.

         The DMAHS will conduct, on a calendar year basis, annual reviews of encounter data to determine compliance performance. Encounter data will be reviewed for missing or omitted encounter data and for pending encounters or edit errors. An amount of $1 may be assessed for each missing or omitted encounter. In addition, $1 per encounter or encounter data element may be assessed for any pending encounter or error that is not corrected and returned to DMAHS within thirty (30) days after notification by DMAHS that the data are incomplete or incorrect. The Department shall have the right to calculate the total number of missing or omitted encounters and encounter data by extrapolating from a sample of missing or omitted encounters and encounter data.

7.16.5   TIMELY PAYMENTS TO MEDICAL PROVIDERS

         The contractor shall process claims in accordance with New Jersey laws and regulations and shall be subject to damages pursuant to such laws and regulations. In addition, pursuant to this contract the Department may assess liquidated damages if the contractor does not process (pay or deny) claims within the following timeframes: ninety (90) percent of all claims (the totality of claims received whether contested or uncontested) submitted electronically by medical providers within thirty (30) days of receipt; ninety (90) percent of all claims filed manually within forty (40) days of receipt; ninety-nine (99) percent of all claims, whether submitted electronically or manually, within sixty
         (60) days of receipt; and one hundred (100) percent of all claims within ninety (90) days of receipt. Claims processed for providers under investigation for fraud or abuse and claims suppressed pursuant to Article 8.9 (regarding PIPs) are not subject to these requirements.

         The amount of time required to process a paid claim shall be computed in days by comparing the initial date of receipt with the check mailing date. The amount of time required to process a denied claim (whether all or part of the claim is denied) shall be computed in days by comparing the date of initial receipt with the denial notice mailing date. Claims processed during the quarter shall be reported in required categories through the Claims Lag report (See Section A.7.6 of the Appendices (Table 4A and B)). Table 4A shall be used to report claims submitted manually and Table 4B shall be used to report claims submitted electronically.

         Liquidated Damages:

         Liquidated damages may be assessed if the contractor does not meet the above requirements on a quarterly basis. Based on the contractor-reported information on the claims lag reports, the Department shall determine for each time period (thirty (30)/forty
         (40), sixty (60), and ninety (90) days) the actual percentage of claims processed (electronic and manual claims shall be added together). This number shall be subtracted from the percentage of claims the contractor should have processed in the particular time

                                                                          VII-27
         period. The difference shall be expressed in points. For example, if the contractor only processed eighty-eight (88) percent of electronic claims within thirty (30) days and eighty-eight (88) percent of manual claims within forty (40) days, it shall be considered to be two (2) points short for that time period. The points that the contractor is short for each of the three time periods shall be added together. This sum shall then be multiplied times .0004 times the capitation payments received by the contractor during the quarter at issue to arrive at the liquidated damages amount.

         No offset shall be given if a criterion is exceeded. DMAHS reserves the right to audit and/or request detail and validation of reported information. DMAHS shall have the right to accept or reject the contractor's report and may substitute reports created by DMAHS if contractor fails to submit reports or the contractor's reports are found to be unacceptable.

7.16.6   CONDITIONS FOR TERMINATION OF LIQUIDATED DAMAGES

         Except as waived by the Contracting Officer, no liquidated damages imposed on the contractor shall be terminated or suspended until the contractor issues a written notice of correction to the Contracting Officer certifying the correction of condition(s) for which liquidated damages were imposed and until all contractor corrections have been subjected to system testing or other verification at the discretion of the Contracting Officer. Liquidated damages shall cease on the day of the contractor's certification only if subsequent testing of the correction establishes that, indeed, the correction has been made in the manner and at the time certified to by the contractor.

         A. The contractor shall provide the necessary system time to system test any correction the Contracting Officer deems necessary.

         B. The Contracting Officer shall determine whether the necessary level of documentation has been submitted to verify corrections. The Contracting Officer shall be the sole judge of the sufficiency and accuracy of any documentation.

         C. System corrections shall be sustained for a reasonable period of at least ninety (90) days from State acceptance; otherwise, liquidated damages may be reimposed without a succeeding grace period within which to correct.

         D. Contractor use of resources to correct deficiencies shall not be allowed to cause other system problems.

7.16.7   EPSDT & LEAD SCREENING PERFORMANCE STANDARDS

         A.       EPSDT Screening

                  1. The contractor shall ensure that it has achieved an eighty (80) percent participation rate for the twelve
                           (12)-month contract period. "Participation" is defined as one initial or periodicity visit and will be

                                                                          VII-28
                           measured using encounter data. If the contractor has not achieved the eighty (80) percent participation rate by the end of the twelve-month period, it shall submit a corrective action plan to DMAHS within thirty (30) days of notification by DMAHS of its actual participation rate. DMAHS shall have the right to conduct a follow-up onsite review and/or impose financial damages for non-compliance.

                  a. Mandatory Sanction. Failure of the contractor to achieve the minimum screening rate shall require the following refund of capitation paid:

                       i. Achievement of a 50 percent to less than 60 percent EPSDT screening, dental visit and immunization rate (the lowest measured rate of each of the components of EPSDT screening, i.e., periodic exam, immunization rate, and dental screening rate, shall be considered to be the rate for EPSDT participation and the basis for the sanction): refund of $1 per enrollee for all enrollees under age 21 not screened.

                      ii. Achievement of a 40 percent to less than 50 percent EPSDT screening, dental visit, and immunization rate: refund of $2 per enrollee for all enrollees under age 21 not screened.

                     iii. Achievement of a 30 percent to less than 40 percent EPSDT screening, dental visit and immunization rate: refund of $3 per enrollee for all enrollees under age 21 not screened.

                      iv. Achievement of less than 30 percent: refund of $4 per enrollee for all enrollees under age 21 not screened.

                  b. Discretionary Sanction. The DMAHS shall have the right to impose a financial or administrative sanction if the contractor's performance screening rate is between sixty
                       (60) - seventy (70) percent. The DMAHS, in its sole discretion, may impose a sanction after review of the contractor's corrective action plan and ability to demonstrate good faith efforts to improve compliance.

         2. Failure to achieve and maintain the required screening rate shall result in the Local Health Departments being permitted to screen the contractor's pediatric members. The cost of these screenings shall be paid by the DMAHS to the LHD, and the screening cost shall be deducted from the contractor's capitation rate in addition to the damages imposed as a result of failure to achieve EPSDT performance standards.

         3. Mandatory sanctions may be offset when the contractor demonstrates improved compliance. The Division, in its sole discretion, may reduce the sanction amount by $1 for each twelve (12) point improvement over prior reporting period

                                                                          VII-29
                  performance rate. Offsets shall not reduce the financial sanction amount to below $1 per enrollee not screened.

         B.       Blood Lead Screening

              1.  The contractor shall ensure that it has achieved an eighty
                  (80) percent blood lead screening rate of its enrollees under three years of age during a twelve (12)-month contract period. Blood lead screening is described in Article 4 and shall be measured using encounter data. If the contractor has not achieved the eighty (80) percent blood lead screening rate by the end of the twelve (12)-month period, it shall submit a corrective action plan to DMAHS within thirty (30) days of notification by DMAHS of its actual blood lead level screening rate. DMAHS shall have the right to conduct a follow-up onsite review and/or impose financial damages for non-compliance.

                  a. Mandatory sanction. Failure of the contractor to achieve sixty (60) percent screening rate shall require the following refund of capitation paid:

                       i Achievement of a 50 percent to less than 60 percent lead screening rate: refund of $2 per enrollee for all enrollees under age 3 not screened.

                       ii Achievement of a 40 percent to less than 50 percent lead screening rate: refund of $3 per enrollee for all enrollees under age 3 not screened.

                       iii Achievement of a 30 percent to less than 40 percent lead screening rate: refund of $4 per enrollee for all enrollees under age 3 not screened.

                       iv Achievement of less than 30 percent lead screening rate: refund of $5 per enrollee for all enrollees under age 3 not screened.

                  b. Discretionary sanction. The DMAHS shall have the right to impose a financial or administrative sanction if the contractor's performance screening rate is between sixty
                       (60) - seventy (70) percent. The DMAHS, in its sole discretion, may impose a sanction after review of the contractor's corrective action plan and ability to demonstrate good faith efforts to improve compliance.

         C. The contractor must demonstrate continuous quality improvement in achieving the performance standards for EPSDT and lead screenings as stated in Article 4. The Division shall, in its sole discretion, determine the appropriateness of contractor proposed corrective action and the imposition of any other financial or administrative sanctions in addition to those set out above.

7.16.8   DEPARTMENT OF HEALTH AND HUMAN SERVICES CIVIL MONEY PENALTIES

                                                                          VII-30

7.16.8.1 FEDERAL STATUTES

         Pursuant to 42 U.S.C. Section 1396b(m)(5)(A), the Secretary of the Department of Health and Human Services may impose substantial monetary and/or criminal penalties on the contractor when the contractor:

         A. Fails to substantially provide an enrollee with required medically necessary items and services, required under law or under contract to be provided to an enrolled beneficiary, and the failure has adversely affected the enrollee or has substantial likelihood of adversely affecting the enrollees.

         B. Imposes premiums or charges on enrollees in violation of this contract, which provides that no premiums, deductibles, co-payments or fees of any kind may be charged to Medicaid enrollees.

         C. Engages in any practice that discriminates among enrollees on the basis of their health status or requirements for health care services by expulsion or refusal to re-enroll an individual or engaging in any practice that would reasonably be expected to have the effect of denying or discouraging enrollment by eligible persons whose medical condition or history indicates a need for substantial future medical services.

         D. Misrepresents or falsifies information that is furnished to 1) the Secretary, 2) the State, or 3) to any person or entity.

         E. Fails to comply with the requirements for physician incentive plans found in 42 U.S.C. Section 1876(i)(8), Section B.7.1 of the Appendices, and at 42 C.F.R. Section 417.479, or fails to submit to the Division its physician incentive plans as required or requested in 42 C.F.R. Section 434.70,422.208, AND 422.210.

         F. Violates the prohibition of restricting provider-enrollee communications.

         G. Distributes directly or indirectly through any agent or independent contracted entity, marketing materials that have not been approved by DHS or that contain false or materially misleading information.

         H. Violates any of the requirements of sections 1903(m) or 1932 of the Social Security Act, and any implementing regulations.

7.16.8.2 FEDERAL PENALTIES

         A. The Secretary may provide, in addition to any other remedies available under the law, for any of the following remedies:

                  1. Civil money penalties of not more than $25,000 for each determination above; or,

                                                                          VII-31
                           with respect to a determination under Article 7.16.8.1C or 1D, above, of not more than $100,000 for each such determination; plus,

                           with respect to a determination under Article 7.16.8.1B above, $25,000 or double the amount charged (whichever is greater) in violation of such Article (and the excess amount charged shall be deducted from the penalty and returned to the individual concerned); and the Secretary may seek criminal penalties; and plus, with respect to a determination under Article 7.16.8.1C above, $15,000 for each individual not enrolled as a result of a practice described in such Article. [This is subject to the overall limit of $100,000 for each determination].

                  2. Suspension of enrollment of individuals after the date the Secretary notifies the Division of a determination to assess damages as described in
                           Article 7.16.8.2A above, and until the Secretary is satisfied that the basis for such determination has been corrected and is not likely to recur, or

                  3. Suspension of payment to the contractor for individuals enrolled after the date the Secretary notifies the Division of a determination under
                           Article 7.16.8.2A above and until the Secretary is satisfied that the basis for such determination has been corrected and is not likely to recur.

         B. The contractor shall be responsible to pay any costs incurred by the State as a result of the Secretary denying payment to the State under 42 U.S.C. Section 1396(m)(5)(B)(ii). The State shall have the right to offset such costs from amounts otherwise due to the contractor.

         C. Determination by the Division/Secretary regarding the amount of the penalty and assessment for failure to comply with physician incentive plans shall be in accordance with 42 C.F.R. Section 1003.106, i.e., the extent to which the failure to provide medically necessary services could be attributed to a prohibited inducement to reduce or limit services under a physician incentive plan and the harm to the enrollee which resulted or could have resulted from such failure. It would be considered an aggravating factor if the contracting organization knowingly or routinely engaged in any prohibited practice which acted as an inducement to reduce or limit medically necessary services provided with respect to a specific enrollee in the contractor's plan.

         D. Sanctions for failure to report. Pursuant to 42 U.S.C. Section 1320a-7e, if a contractor fails to report any final adverse action or other adjudicated action or decision against a health care provider that is required to be reported to the Healthcare Integrity and Protection Data Bank, the contractor shall be subject to a civil

                                                                          VII-32
                  money penalty of not more than $25,000 for each such adverse action not reported.

7.17     STATE SANCTIONS

         DMAHS shall have the right to impose any of the sanctions and damages authorized or required by N.J.S.A. 30:4D-1 et seq., N.J.A.C. 10:49-1 et seq., or federal statute or regulation against the contractor or its providers or subcontractors pursuant to this contract. The DMAHS shall have the right to withhold and/or offset any payments otherwise due to the contractor pursuant to such sanctions and damages.

7.18     APPEAL PROCESS

         In order to appeal the DMAHS imposition of any sanctions or damages, the contractor shall request review by and submit supporting documentation first to the Executive Director, Office of Managed Health Care (OMHC), within twenty (20) days of receipt of notice. The Executive Director, OMHC, shall issue a response within thirty (30) days of receipt of the contractor's submissions. Thereafter, the contractor may obtain a second review by the Director by filing the request for review with supporting documentation and copy of the Executive Director's decision within twenty (20) days of the contractor's receipt of the Executive Director's decision. The imposition of sanctions and damages is not automatically stayed pending appeal. Pending final determination of any dispute hereunder, the contractor shall proceed diligently with the performance of this contract and in accordance with the Contracting Officer's direction.

7.19     ASSIGNMENTS

         The contractor shall not, without the Department's prior written approval, assign, delegate, transfer, convey, sublet, or otherwise dispose of this contract; of the contractor's administrative or management operations/service under this contract; of the contractor's right, title, interest, obligations or duties under this contract; of the contractor's power to execute the contract; or, by power of attorney or otherwise, of any of the contractor's rights to receive monies due or to become due under this contract. The contractor shall retain obligations and responsibilities as stated under this contract or under state or federal law or regulations.

         All requests shall be submitted in writing, including all documentation, contracts, agreements, etc., at least 90 days prior to the anticipated implementation date, to DMAHS for prior approval. DMAHS approval shall also be contingent on regulatory agency review and approval. Any assignment, transfer, conveyance, sublease, or other disposition without the Department's consent shall be void and subject this contract to immediate termination by the Department without liability to the State of New Jersey.

                                                                          VII-33

7.20     CONTRACTOR CERTIFICATIONS

7.20.1   GENERAL PROVISIONS

         A. With respect to any report, invoice, record, papers, documents, books of account, or other contract-required data submitted to the Department in support of an invoice or documents submitted to meet contract requirements, including, but not limited to, proofs of insurance and bonding, Lobbying Certifications and Disclosures, Conflict of Interest Disclosure Statements and/or Conflict of Interest Avoidance Plans, pursuant to the requirements of this contract, the Contractor's Representative or his/her designee shall certify that the report, invoice, record, papers, documents, books of account or other contract required data is current, accurate, complete and in full compliance with legal and contractual requirements to the best of that individual's knowledge and belief.

         B. The contractor shall attest, based on best knowledge, information, and belief, as to the accuracy, completeness and truthfulness of enrollment information, encounter data, provider networks, marketing materials, provider and beneficiary notifications and educational materials and any other information/documents specified in this contract.

7.20.2   CERTIFICATION SUBMISSIONS

         A. Where in this contract there is a requirement that the contractor "certify" or submit a "certification," such certification shall be in the form of an affidavit or declaration under penalty of perjury dated and signed by the Contractor's Representative or his/her designee.

         B.       The data must be certified by one of the following:

                           1.       Chief Executive Officer (CEO)

                           2.       Chief Financial Office (CFO)

                           3. An individual who has delegated authority to sign for, and who reports directly to the contractor's CEO or CFO.

         C. The contractor shall submit the certification concurrently with the certified data.


7.20.3   ENVIRONMENTAL COMPLIANCE

         The contractor shall comply with all applicable environmental laws, rules, directives, standards, orders, or requirements, including but not limited to, Section 306 of the Clean Air Act (42 U.S.C. Section 1857(h)), Section 508 of the Clean Water Act (33 U.S.C. Section 1368), Executive Order 11738, and the Environmental Protection Agency (EPA) regulations (40

                                                                          VII-34

         C.F.R., Part 15) that prohibit the use of the facilities included on the EPA List of Violating Facilities.

7.20.4   ENERGY CONSERVATION

         The contractor shall comply with any applicable mandatory standards and policies relating to energy efficiency that are contained in the state energy conservation plan issued in compliance with the Energy Policy and Conservation Act of 1975 (Public L. 94-165) and any amendments to the Act.

7.20.5   INDEPENDENT CAPACITY OF CONTRACTOR

         The parties agree that the contractor is an independent contractor, and that the contractor, its agents, officers, and employees act in an independent capacity and not as officers or employees or agents of the State, the Department or any other government entity.

7.20.6   NO THIRD PARTY BENEFICIARIES

         Nothing in this contract is intended or shall confer upon anyone, other than the parties hereto, any legal or equitable right, remedy or claim against any of the parties hereto.

7.20.7   PROHIBITION ON USE OF FEDERAL FUNDS FOR LOBBYING

         A. The contractor agrees, pursuant to 31 U.S.C. Section 1352 and 45 C.F.R. Part 93, that no federal appropriated funds have been paid or will be paid to any person by or on behalf of the contractor for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the award of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative contract, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant loan, or cooperative contract. The contractor shall complete and submit the "Certification Regarding Lobbying", as attached in Section
                  A.7.1 of the Appendices.

         B. If any funds other than federal appropriated funds have been paid or will be paid by the contractor to any person for the purpose of influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a member of Congress in connection with the award of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative contract, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative contract, and the contract exceeds $100,000, the contractor shall complete and submit Standard Form LLL-"Disclosure of Lobbying Activities" in accordance with its instructions.

                                                                          VII-35

         C. The contractor shall include the provisions of this Article in all provider and subcontractor contracts under this contract and require all participating providers or subcontractors whose contracts exceed $100,000 to certify and disclose accordingly to the contractor.

7.21     REQUIRED CERTIFICATE OF AUTHORITY

         During the term of the contract, the contractor shall maintain a Certificate of Authority (COA) from the Department of Health and Senior Services and the Department of Banking and Insurance and function as a Health Maintenance Organization in each of the counties in the region(s) it is contracted to serve or for each of the counties as approved in accordance with Article 2.H.

7.22     SUBCONTRACTS

         In carrying out the terms of the contract, the contractor may elect to enter into subcontracts with other entities for the provision of health care services and/or administrative services as defined in Article 1. In doing so, the contractor shall, at a minimum, be responsible for adhering to the following criteria and procedures.

         A. All subcontracts shall be in writing and shall be submitted to DMAHS for prior approval at least 90 days prior to the anticipated implementation date. DMAHS approval shall also be contingent on regulatory agency review and approval.

         B. The Department shall prior approve all provider contracts and all subcontracts.

         C. All provider contracts and all subcontracts shall include the terms in Section B.7.2 of the Appendices, Provider/Subcontractor Contract Provisions.

         D. The contractor shall monitor the performance of its subcontractors on an ongoing basis and ensure that performance is consistent with the contract between the contractor and the Department.

         E. Unless otherwise provided by law, contractor shall not cede or otherwise transfer some or all financial risk of the contractor to a subcontractor.

         F. Every third party administrator engaged by the contractor shall be licensed or registered by the Department of Banking and Insurance pursuant to P.L. 2001, c. 267

                                                                          VII-36

7.23     SET-OFF FOR STATE TAXES AND CHILD SUPPORT

         Pursuant to N.J.S.A 54:49-19, if the contractor is entitled to payment under the contract at the same time as it is indebted for any State tax (or is otherwise indebted to the State) or child support, the State Treasurer may set off payment by the amount of the indebtedness.

7.24     CLAIMS

         The contractor shall have the right to request an informal hearing regarding disputes under this contract by the Director, or the designee thereof. This shall not in any way limit the contractor's or State's right to any remedy pursuant to New Jersey law.

7.25     MEDICARE RISK CONTRACTOR

         To maximize coordination of care for dual eligibles while promoting the efficient use of public funds, the contractor:

         A.       Is recommended to be a Medicare+Choice contractor.

         B.       Shall serve all eligible populations.

7.26     TRACKING AND REPORTING

         As a condition of acceptance of a managed care contract, the contractor shall be held to the following reporting requirements:

         A. The contractor shall develop, implement, and maintain a system of records and reports which include those described below and shall make available to DMAHS for inspection and audit any reports, financial or otherwise, of the contractor and require its providers or subcontractors to do the same relating to their capacity to bear the risk of potential financial losses in accordance with 42 C.F.R. Section 434.38. Except where otherwise specified, the contractor shall provide reports on hard copy, computer diskette or via electronic media using a format and commonly-available software as specified by DMAHS for each report.

         B. The contractor shall maintain a uniform accounting system that adheres to generally accepted accounting principles for charging and allocating to all funding resources the contractor's costs incurred hereunder including, but not limited to, the American Institute of Certified Public Accountants (AICPA) Statement of Position 89-5 "Financial Accounting and Reporting by Providers of Prepaid Health Care Services".

         C. The contractor shall submit financial reports including, among others, rate cell grouping costs, in accordance with the timeframes and formats contained in Section A of the Appendices.

                                                                          VII-37

         D. The contractor shall provide its primary care practitioners with quarterly utilization data within forty-five (45) days of the end of the program quarter comparing the average medical care utilization data of their enrollees to the average medical care utilization data of other managed care enrollees. These data shall include, but not be limited to, utilization information on enrollee encounters with PCPs, children who have not received an EPSDT examination or a blood lead screening, specialty claims, prescriptions, inpatient stays, and emergency room use.

         E. The contractor shall collect and analyze data to implement effective quality assurance, utilization review, and peer review programs in which physicians and other health care practitioners participate. The contractor shall review and assess data using statistically valid sampling techniques including, but not limited to, the following:

                  Primary care practitioner audits; specialty audits; inpatient mortality audits; quality of care and provider performance assessments; quality assurance referrals; credentialing and recredentialing; verification of encounter reporting rates; quality assurance committee and subcommittee meeting agendas and minutes; enrollee complaints, grievances, and follow-up actions; providers identified for trending and sanctioning, including providers with low blood lead screening rates; special quality assurance studies or projects; prospective, concurrent, and retrospective utilization reviews of inpatient hospital stays; and denials of off-formulary drug requests.

         F. The contractor shall prepare and submit to DMAHS quarterly reports to be reported by hard copy and diskette in a format and software application system determined by DMAHS, containing summary information on the contractor's operations for each quarter of the program (See Section A.7 of the Appendices, Tables 1 through 201. Exception - Table 3 shall be submitted monthly by the fifteenth (15th) of every month.). These reports shall be received by DMAHS no later than forty-five (45) calendar days after the end of the quarter. After a grace period of five (5) calendar days, for each calendar day after a due date that DMAHS has not yet received at a prescribed location a report that fulfills the requirements of any one item, assessment for damages equal to one half month's negotiated blended capitation rate that would normally be owed by DMAHS to the contractor for one recipient shall be applied. The damages shall be applied as an offset to subsequent payments to the contractor.

                  The contractor shall be responsible for continued reporting beyond the term of the contract because of lag time in submitting source documents by providers.

         G. The contractor may submit encounter reports daily but must submit encounter reports at least quarterly. However, encounter reports will be processed by DMAHS' fiscal agent no more frequently than monthly. All encounters shall be reported to DMAHS within seventy-five (75) days of the end of the quarter in

                                                                          VII-38
                  which they are received by the contractor and within one year plus seventy-five (75) days from the date of service.

         H. The contractor shall annually and at the time changes are made report its staffing positions including the names of supervisory personnel (Director level and above and the QM/UR personnel), organizational chart, and any position vacancies in these major areas.

         I DMAHS shall have the right to create additional reporting requirements at any time as required by applicable federal or State laws and regulations, as they exist or may hereafter be amended and incorporated into this contract.

         J. Reports that shall be submitted on an annual or semi-annual basis, as specified in this contract, shall be due within sixty (60) days of the close of the reporting period, unless specified otherwise.

7.27     FINANCIAL STATEMENTS

7.27.1   AUDITED FINANCIAL STATEMENTS (SAP BASIS)

         A. Annual Audit. The contractor shall submit its audited annual financial statements prepared in accordance with Statutory Accounting Principles (SAP) certified by an independent public accountant no later than June 1 of each year, for the immediately preceding calendar year as well as for any company that is a financial guarantor for the contractor in accordance with N.J.S.A. 8:38-11.6.

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

                                                                          VII-39

            [Reserved]

         B. Audit of Rate Cell Grouping Costs

            The [Reserved] contractor shall submit, quarterly, reports found in Appendix, Section A in accordance with the "HMO Financial Guide for Reporting Medicaid/NJ Family Care Rate Cell Grouping Costs" (Appendix, Section B7.3). These reports shall be reviewed by an independent public accountant in accordance with the standard "Agreed Upon Procedures" (Appendix, Section B).

            The contractor shall require its independent public accountant to prepare a letter and report of findings which shall be submitted to DMAHS by June 1 of each year. Only the fourth quarter report (period October 1 through December 31) of each calendar year will be subject to this agreed upon procedures audit.

            The contractor shall require its independent public accountant to explain any differences between the Statewide Rate Cell Grouping Cost Reports (Report 2 - Part S) and the annual audit statements in the letter.

            When findings indicate significantly reduced Medical/Hospital Expenses from those originally reported, a corresponding rate reduction may take effect in [Reserved] future periods.

            The Department at its sole discretion shall have the right to conduct targeted audits, request additional information or reporting, and/or investigate or verify submitted reports for any period of the contract term at the contractor's expense.

7.27.2   UNAUDITED FINANCIAL STATEMENTS (SAP)

         Contractor shall submit to DMAHS all quarterly and annual financial statements and annual supplements in accordance with Statutory Accounting Principles (SAP) required in N.J.A.C. 8:38-11.6. Submissions to DMAHS shall be on the same time frame described in N.J.A.C.
         8:38-14, i.e., quarterly reports are due the fifteenth (15th) day of the second month following the quarter end and statutory unaudited statement and the annual supplemental are due March 1 covering the preceding calendar year. Such information shall be subject to the confidentiality provisions in Article 7.40.

7.28     FEDERAL APPROVAL AND FUNDING

         This managed care contract shall not be implemented until and unless all necessary federal approval and funding have been obtained.

7.29     CONFLICT OF INTEREST

                                                                          VII-40

         A. No contractor shall pay, offer to pay, or agree to pay, either directly or indirectly, any fee, commission, compensation, gift, gratuity, or other thing of value of any kind to any State officer or employee or special State officer or employee, as defined by N.J.S.A. 52:13D-13b and e, in the Department or any other agency with which such contractor transacts or offers or proposes to transact business, or to any member of the immediate family, as defined by N.J.S.A. 52:13D-13i, of any such officer or employee, or partnership, firm or corporation with which they are employed or associated, or in which such officer or employee has an interest within the meaning of N.J.S.A. 52:13D-13g.

         B. The solicitation of any fee, commission, compensation, gift, gratuity or other thing of value by any State officer or employee or special State officer or employee from any State contractor shall be reported in writing forthwith by the contractor to the Attorney General and the Executive Commission on Ethical Standards.

         C. No contractor may, directly or indirectly, undertake any private business, commercial or entrepreneurial relationship with, whether or not pursuant to employment, contract or other agreement, express or implied, or sell any interest in such contractor to any State officer or employee or special State officer or employee having any duties or responsibilities in connection with the purchase, acquisition or sale of any property or services by or to any State agency or any instrumentality thereof, or with any person, firm or entity with which he is employed or associated or in which he has an interest within the meaning of N.J.S.A. 52:13D-13g. Any relationships subject to this provision shall be reported in writing forthwith to the Executive Commission on Ethical Standards which may grant a waiver of this restriction upon application of the State officer or employee or special State officer or employee upon a finding that the present or proposed relationship does not present the potential, actual or appearance, of a conflict of interest.

         D. No contractor shall influence, or attempt to influence or cause to be influenced, any State officer or employee or special State officer or employee in his official capacity in any manner which might tend to impair the objectivity or independence of judgment of said officer or employee.

         E. No contractor shall cause or influence, or attempt to cause or influence, any State officer or employee or special State officer or employee to use, or attempt to use, his official position to secure unwarranted privileges or advantages for the contractor or any other person.

         F. The provisions cited above in this Article shall not be construed to prohibit a State officer or employee or special State officer or employee from receiving gifts from or contracting with the contractor under the same terms and conditions as are

                                                                          VII-41
                  offered or made available to members of the general public subject to any guidelines the Executive Commission on Ethical Standards may promulgate.

7.30     RECORDS RETENTION

         A. The contractor hereby agrees to maintain an appropriate recordkeeping system (See Section B.4.14 of the Appendices) for services to enrollees and further require its providers and subcontractors to do so. Such system shall collect all pertinent information relating to the medical management of each enrolled beneficiary; and make that information readily available to appropriate health professionals and the Department. Records shall be retained for the later of

                  1.       Five (5) years from the date of service, or

                  2. Three (3) years after final payment is made under the contract or subcontract and all pending matters are closed.

         B. If an audit, investigation, litigation, or other action involving the records is started before the end of the retention period, the records shall be retained until all issues arising out of the action are resolved or until the end of the retention period, whichever is later. Records shall be made accessible at a New Jersey site, and on request to agencies of the State of New Jersey and the federal government. For enrollees covered by the contractor's plan who are eligible through the Division of Youth and Family Services, records shall be kept in accordance with the provisions under N.J.S.A. 9:6-8.lOa and 9:6-8:40 and consistent with need to protect the enrollee's confidentiality. All providers and subcontractors shall comply with, and all provider contracts and subcontracts shall contain the requirements stated in this paragraph. (See also
                  Article 7.40, "Confidentiality".)

         C. If contractor's enrollees disenroll from the contractor's plan, the contractor shall require participating providers to release medical records of enrollees as may be directed by the enrollee, authorized representatives of the Department and appropriate agencies of the State of New Jersey and of the federal government. Release of records shall be consistent with the provision of confidentiality expressed in Article
                  7.40 and at no cost to the enrollee.

7.31     WAIVERS

         Nothing in the contract shall be construed to be a waiver by the State of any warranty, expressed or implied, except as specifically and expressly stated in writing executed by the Director. Further, nothing in the contract shall be construed to be a waiver by the State of any remedy available to the State under the contract, at law or equity except as specifically and expressly stated in writing executed by the Director. A waiver by the State of any default or breach shall not constitute a waiver of any subsequent default or breach.

                                                                          VII-42

7.32     CHANGE BY THE CONTRACTOR

         The contractor shall not make any enhancements, limitations, or changes in benefits or benefits coverage; any changes in definition or interpretation of benefits; or any changes in the administration of the managed care program related to the scope of benefits, allowable coverage for those benefits, eligibility of enrollees or providers to participate in the program, reimbursement methods and/or schedules to providers, or substantial changes to contractor operations without the express, written direction or approval of the State. The State shall have the sole discretion for determining whether an amendment is required to effect a change (e.g., to provide additional services).

7.33     INDEMNIFICATION

         A. The contractor agrees to indemnify and hold harmless the State, its officers, agents and employees, and the enrollees and their eligible dependents from any and all claims or losses accruing or resulting from contractor's negligence to any participating provider or any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this contract.

         B. The contractor agrees to indemnify and hold harmless the State, its officers, agents, and employees, and the enrollees and their eligible dependents from liability deriving or resulting from the contractor's insolvency or inability or failure to pay or reimburse participating providers or any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this contract.

                  1. Further the contractor agrees that its enrollees are not held liable for payments for covered services furnished under a contract, referral, or other arrangement, to the extent that those payments are in excess of the amount that the enrollee would owe if the contractor provided the services directly.

         C. The contractor agrees further that it shall require under all provider contracts that, in the event the contractor becomes insolvent or unable to pay the participating provider, the participating provider shall not seek compensation for services rendered from the State, its officers, agents, or employees, or the enrollees or their eligible dependents.

         D. The contractor agrees further that it shall indemnify and hold harmless the State, its officers, agents, and employees, and the enrollees and their eligible dependents from any and all claims for services for which the contractor receives monthly capitation payments, and shall not seek payments other than the capitation payments from the State, its officers, agents, and/or employees, and/or the enrollees and/or their eligible dependents for such services, either during or subsequent to the term of the contract.

                                                                          VII-43

         E. The contractor agrees further to indemnify and hold harmless the State, its officers, agents and employees, and the enrollees and their eligible dependents, from all claims, damages, and liability, including costs and expenses, for violation of any proprietary rights, copyrights, or rights of privacy arising out of the contractor's or any participating provider's publication, translation, reproduction, delivery, performance, use, or disposition of any data furnished to it under this contract, or for any libelous or otherwise unlawful matter contained in such data that the contractor or any participating provider inserts.

         F. The contractor shall indemnify the State, its officers, agents and employees, and the enrollees and their eligible dependents from any injury, death, losses, damages, suits, liabilities judgments, costs and expenses and claim of negligence or willful acts or omissions of the contractor, its officers, agents and employees, subcontractors, participating providers, their officers, agents or employees, or any other person for any claims arising out of alleged violation of any State or federal law or regulation. The contractor shall also indemnify and hold the State harmless from any claims of alleged violations of the Americans with Disabilities Act by the contractor, its subcontractors or providers.

         G. The contractor agrees to pay all losses, liabilities, and expenses under the following conditions:

                  1. The parties who shall be entitled to enforce this indemnity of the contractor shall be the State, its officials, agents, employees, and representatives, including attorneys or the State Attorney General, other public officials, Commissioner and DHS employees, any successor in office to any of the foregoing individuals, and their respective legal representatives, heirs, and beneficiaries.

                  2. The losses, liabilities and expenses that are indemnified shall include but not be limited to the following examples: judgments, court costs, legal fees, the costs of expert testimony, amounts paid in settlement, and all other costs of any type whether or not litigation is commenced. Also covered are investigation expenses, including but not limited to, the costs of utilizing the services of the contracting agency and other State entities incurred in the defense and handling of said suits, claims, judgments, and the like, and in enforcing and obtaining compliance with the provisions of this paragraph whether or not litigation is commenced.

                  3. Nothing in this contract shall be considered to preclude an indemnified party from receiving the benefits of any insurance the contractor may carry that provides for indemnification for any loss, liability, or expense that is described in this contract.

                                                                          VII-44

                  4. The contractor shall do nothing to prejudice the State's right to recover against third parties for any loss, destruction of, or damage to the contracting agency's property. Upon the request of the DHS or its officials, the contractor shall furnish the DHS all reasonable assistance and cooperation, including assistance in the prosecution of suits and the execution of instruments of assignment in favor of the contracting agency in obtaining recovery.

                  5. Indemnification includes but is not limited to, any claims or losses arising from the promulgation or implementation of the contractor's policies and procedures, whether or not said policies and procedures have been approved by the State, and any claims of the contractor's wrong doing in implementing DHS policies.

7.34     INVENTIONS

         Inventions, discoveries, or improvements of computer programs developed pursuant to this contract by the contractor, and paid for by DMAHS in whole or in part, shall be the property of DMAHS.

7.35     USE OF CONCEPTS

         The ideas, knowledge, or techniques developed and utilized through the course of this contract by the contractor, or jointly by the contractor and DMAHS, for the performance under the contract, may be used by either party in any way they may deem appropriate. However, such use shall not extend to pre-existing intellectual property of the contractor or DMAHS that is patented, copyrighted, trademarked or service marked, which shall not be used by another party unless a license is granted.

7.36     PREVAILING WAGE

         The New Jersey Prevailing Wage Act, PL 1963, Chapter 150, is hereby made a part of this contract, unless it is not within the contemplation of the Act. The contractor's signature on the contract is a guarantee that neither the contractor nor any providers or subcontractors it might employ to perform the work covered by this contract is listed or is on record in the Office of the Commissioner of the New Jersey Department of Labor and Industry as one who has failed to pay prevailing wages in accordance with the provisions of this Act.

7.37     DISCLOSURE STATEMENT

         The contractor shall report ownership and related information to DMAHS at the time of initial contracting, and yearly thereafter, and upon request, to the Secretary of DHHS and the Inspector General of the United States in accordance with federal and state law.

                                                                          VII-45

         A. The contractor shall include full and complete information as to the name and address of each person or corporation with a five (5) percent or more ownership or controlling interest in the contractor's plan, or any provider or subcontractor in which the contractor has a five (5) percent or more ownership interest (Section 1903(m)(2)(A) of the Social Security Act and N.J.A.C. 10:49-19.2)

                  The contractor shall comply with this disclosure requirement through submission of the HCFA-1513 Form whether federally qualified or not.

         B. If the contractor is not federally qualified, it shall disclose to DMAHS at the time of contracting (and within ten days of any change) information on types of transactions with a "party in interest" as defined in Section 1318(b) of the Public Health Service Act (Section 1903(m)(4)(A) of the Social Security Act).

                  1. All contractor business transactions shall be reported. This requirement shall not be limited to transactions related only to serving the Medicaid enrollees and applies at least to the following transactions:

                           a. Any sale, exchange, or leasing of property between the contractor and a "party in interest";

                           b. Any furnishing for consideration of goods, services or facilities between the contractor and a "party in interest" (not including salaries paid to employees for services provided in the normal course of their employment);

                           c. Any lending of money or other extension of credit between the contractor and a "party in interest"; and

                           d. Transactions or series of transactions during any one fiscal year that are expected to exceed the lesser of $25,000 or five (5) percent of the total operating expenses of the contractor.

                  2. The information that shall be disclosed regarding transactions listed in B.1 above between the contractor and a "party in interest" includes:

                           a. The name of the "party in interest" for each transaction;

                           b. A description of each transaction and the quantity or units involved;

                           c. The accrued dollar value of each transaction during the fiscal year; and

                           d. The justification of the reasonableness of each transaction.

                                                                          VII-46

                  3. This information shall be reported annually to DMAHS and shall also be made available, upon request, to the Office of the Inspector General, the Comptroller General and to the contractor's enrollees. DMAHS may request that the information be in the form of a consolidated financial statement for the organization and entity (N.J.A.C. 10:49-19.2).

         C. The contractor shall disclose the identity of any person who has been convicted of certain offenses, as defined in Section 1126 of the Social Security Act. This includes any person who has ownership or control interest in the contractor, or is an agent or managing employee of the contractor and:

                  1. Has been convicted of a criminal offense related to the delivery of an item or service under Medicare, Medicaid, or title XXI;

                  2. Has been convicted of a criminal offense relating to neglect or abuse of patients in connection with the delivery of a health care item or service;

                  3. Has been convicted for an offense that occurred after the date of the enactment of the Health Insurance Portability and Accountability Act of 1996, in connection with the delivery of a health care item or service or omission in a health care program operated by or financed in whole or in part by any Federal, State, or local government agency, of a criminal offense consisting of a felony relating to fraud, theft, embezzlement, breach of fiduciary responsibility, or other financial misconduct; or

                  4. Has been convicted for an offense that occurred after the date of the enactment of the Health Insurance Portability and Accountability Act of 1996 of a criminal offense consisting of a felony relating to the unlawful manufacture, distribution, prescription, or dispensing of a controlled substance.

7.38     FRAUD AND ABUSE

7.38.1   ENROLLEES

         A. Policies and Procedures. The contractor shall establish written policies and procedures for identifying potential enrollee fraud and abuse. Proven cases are to be referred to the Department for screening for advice and/or assistance on follow-up actions to be taken. Referrals are to be accompanied by all supporting case documentation.

         B. Typical Cases. The most typical cases of fraud or abuse include but are not limited to: the alteration of an identification card for possible expansion of benefits; the loaning of an identification card to others; use of forged or altered prescriptions; and mis-utilization of services.

                                                                          VII-47

7.38.2 PROVIDERS

         A. Policies and Procedures. The contractor shall establish written policies and procedures for identifying, investigating, and taking appropriate corrective action against fraud and abuse (as defined in 42 C.F.R. Section 455.2) in the provision of health care services. The policies and procedures will include, at a minimum:

                  1. Written notification to DMAHS within five (5) business days of intent to conduct an investigation or to recover funds, and approval from DMAHS prior to conducting the investigation or attempting to recover funds. Details of potential investigations shall be provided to DMAHS and include the data elements in Section A.7.2.B of the Appendices. Representatives of the contractor may be required to present the case to DMAHS. DMAHS, in consultation with the contractor, will then determine the appropriate course of action to be taken.

                  2. Incorporation of the use of claims and encounter data for detecting potential fraud and abuse of services.

                  3.       A means to verify services were actually provided.

                  4. Reporting investigation results within twenty (20) business days to DMAHS.

                  5. [Reserved] Specifications of, and reports generated by, the contractor's prepayment and postpayment surveillance and utilization review systems, including prepayment and postpayment edits.

         B. Distinct Unit. The contractor shall establish a distinct fraud and abuse unit, solely dedicated to the detection and investigation of fraud and abuse by its New Jersey Medicaid and NJ FamilyCare beneficiaries and providers. It shall be separate from the contractor's utilization review and quality of care functions. The unit can either be part of the contractor's corporate structure, or operate under contract with the contractor. The unit shall be staffed with individuals with the qualifications and an investigator-to-beneficiary ratio for the New Jersey Medicaid/NJ FamilyCare enrollment consistent, it a minimum, with the Department of Banking and Insurance requirements for fraud units (i.e., one investigator per 60,000 or fewer New Jersey enrollees) within health insurance carriers or greater ratio as needed to meet the investigative demands.

         C. Prepayment Monitoring. The contractor shall conduct prepayment monitoring of its own network providers and subcontractors when it believes fraud or abuse may be occurring.

         D. It shall be the responsibility of the contractor to report in writing to DMAHS' Office of Program Integrity Administration the following:

                                                                          VII-48

                  1. All cases of suspected fraud and abuse, using the format described in Section A.7.2 of the Appendices;

                  2. Inappropriate or inconsistent practices by providers, subcontractors, enrollees or employees or anyone who can order or refer services, and related parties; and

                  3. Prepayment monitoring by the contractor of a provider or a subcontractor [Reserved].

         E. DMAHS shall have the right to withhold from a contractor's capitation payments an appropriate amount if DMAHS determines that evidence of fraud or abuse exists relating to the contractor, its providers, subcontractors, enrollees, employees, or anyone who can order or refer services, and related parties.

         F. When DMAHS has withheld payment and/or initiated a recovery action against one of the contractor's providers or subcontractors or a withholding of payments action pursuant to 42 C.F.R. Section 455.23, DMAHS may require the contractor to withhold payments to that provider or subcontractor and/or forward those payments to DMAHS.

         G. DMAHS may direct the contractor to monitor one of its providers or subcontractors, or take such corrective action with respect to that provider or subcontractor as DMAHS deems appropriate, when, in the opinion of DMAHS, good cause exists.

         H. Sanctions. Failure of the contractor to investigate and correct fraud and abuse problems relating to its enrollees, network providers or subcontractors, and to notify DMAHS timely of same, may result in sanctions. Timely notification is defined as within five (5) business days of identification of the fraud and/or abuse and within twenty (20) business days of the completion of an investigation. For purposes of this subsection, the term "investigation" shall include prepayment monitoring as described above.

                  DMAHS shall have the right to also impose sanctions and/or withhold payments to the contractor (in accordance with provisions of 42 C.F.R. Section 455.23) if it has reliable evidence of fraud or willful misrepresentation relating to the contractor's participation in the New Jersey Medicaid or NJ FamilyCare program or if the contractor fails to initiate its investigation of an identified fraud and/or abuse within one year of identification.

7.38.3   NOTIFICATION TO DMAHS

         The contractor shall submit quarterly the report in Section A.7.2 of the Appendices, Fraud & Abuse.

                                                                          VII-49

7.39     EQUALITY OF ACCESS AND TREATMENT/DUE PROCESS

         A. Unless a higher standard is required by this contract, the contractor shall provide and require its subcontractors and its providers to provide the same level of medical care and health services to DMAHS enrollees as to enrollees in the contractor's plan under private or group contracts unless otherwise required in this contract.

         B. Enrollees shall be given equitable access, i.e., equal opportunity and consideration for needed services without exclusionary practices of providers or system design because of gender, age, race, ethnicity, color, creed, religion, ancestry, national origin, marital status, sexual or affectional orientation or preference, mental or physical disability, genetic information, or source of payment.

         C. DMAHS shall assure that all due process safeguards that are otherwise available to Medicaid/NJ FamilyCare beneficiaries remain available to enrollees under this contract.

         D. The contractor shall assure the provision of services, notifications, preparation of educational materials in appropriate alternative formats, for enrollees including the blind, hearing impaired, people with cognitive or communication impairments, and individuals who do not speak English.

7.40     CONFIDENTIALITY

         A. General. The contractor hereby agrees and understands that all information, records, data, and data elements collected and maintained for the operation of the contractor and the Department and pertaining to enrolled persons, shall be protected from unauthorized disclosure in accordance with the provisions of 42 U.S.C. Section 1396(a)(7)(Section 1902(a)(7) of the Social Security Act), 42 C.F.R. Part 431, subpart F, 45 CFR Parts 160 and 164, subparts A & E, N.J.S.A. 30:4D-7 (g) and N.J.A.C. 10:49-9.7. Access to such information, records, data and data elements shall be physically secured and safeguarded and shall be limited to those who perform their duties in accordance with provisions of this contract including the Department of Health and Human Services and to such other as may be authorized by DMAHS in accordance with applicable law. For enrollees covered by the contractor's plan that are eligible through the Division of Youth and Family Services, records shall be kept in accordance with the provisions under N.J.S.A. 9:6-8.10a and 9:6-8:40 and consistent with the need to protect the enrollee's confidentiality.

         B. Enrollee-Specific Information. With respect to any identifiable information concerning an enrollee under the contract that is obtained by the contractor or its providers or subcontractors, the contractor: (1) shall not use any such information for any purpose other than carrying out the express terms of this contract; (2) shall

                                                                          VII-50
                  promptly transmit to the Department all requests for disclosure of such information; (3) shall not disclose except as otherwise specifically permitted by the contract, any such information to any party other than the Department without the Department's prior written authorization specifying that the information is releasable under 42 C.F.R. Section 431.300 et seq., and (4) shall, at the expiration or termination of the contract, return all such information to the Department or maintain such information according to written procedures sent the contractor by the Department for this purpose.

         C. Employees. The contractor shall instruct its employees to keep confidential all information, records, data and data elements pertaining to enrolled persons. The contractor shall further instruct its employees to keep confidential information concerning the business of DMAHS, DMAHS' financial affairs and DMAHS' relations with its enrollees and its employees. Any request for records concerning DMAHS must be referred by the contractor's employees to the DMAHS custodian of records.

         D. Medical records and management information data concerning Medicaid/NJ FamilyCare beneficiaries enrolled pursuant to this contract shall be confidential and shall be disclosed to other persons within the contractor's organization only as necessary to provide medical care and quality, peer, or grievance review of medical care under the terms of this contract.

         E. The provisions of this Article shall survive the termination of this contract and shall bind the contractor so long as the contractor maintains any individually identifiable information relating to Medicaid/NJ FamilyCare beneficiaries.

         F. If DMAHS receives a request pursuant to the Right To Know Law or the common law Right to Know for release of information concerning the contractor, DMAHS (a) shall notify the contractor and (b) shall release that information which is required by law to be released in accordance with procedures established by federal regulation and the Right to Know Law, unless the contractor, prior to the expiration of the time period within which DMAHS must respond to the request, provides DMAHS with an order of a court of competent jurisdiction prohibiting release of the requested information. The contractor may label information it supplies to DMAHS as confidential pursuant to a specific exemption contained in the Right to Know Law, but such label is not conclusive on DMAHS' determination as to whether the specific information requested is subject to public access under either federal or state law.

7.41     SEVERABILITY

         If this contract contains any unlawful provision that is not an essential part of the contract and that was not a controlling or material inducement to enter into the contract, the provision shall have no effect and, upon notice by either party, shall be deemed stricken from the contract without affecting the binding force of the remainder of the contract.

                                                                          VII-51

7.42     CONTRACTING OFFICER AND CONTRACTOR'S REPRESENTATIVE

         It is agreed that_______________________________, Director of DMAHS, or his/her representative, shall serve as the Contracting Officer for the State and that______________________________________shall serve as the
         Contractor's Representative. The Contracting Officer and the Contractor's Representative each reserve the right to delegate such duties as may be appropriate to others in the DMAHS's or contractor's employ.

         Each party shall provide timely written notification of any change in Contracting Officer or Contractor's Representative.

                                                                          VII-52

ARTICLE EIGHT: FINANCIAL PROVISIONS

8.1      GENERAL INFORMATION

         This Article includes financial requirements (including solvency and insurance), medical cost ratio requirements, information on rates set by the State, third party liability (TPL) requirements, general capitation requirements, and provider payment requirements.

8.2      FINANCIAL REQUIREMENTS

8.2.1    COMPLIANCE WITH CERTAIN CONDITIONS

         The contractor shall remain in compliance with the following conditions which shall satisfy the Departments of Human Services, Banking and Insurance (DOBI) and Health and Senior Services prior to this contract becoming effective:

         A. Provider Contracts Executed. The contractor has entered into written contracts with providers in accordance with Article Four of this contract.

         B. No Judgment Preventing Implementation. No court order, administrative decision, or action by any other instrumentality of the United States government or the State of New Jersey or any other state which prevents implementation of this contract is outstanding.

         C. Approved Certificate of Authority. The contractor has and maintains an approved certificate of authority to operate as a health maintenance organization in New Jersey from the DOBI and the Department of Health and Senior Services for the Medicaid population.

         D. Compliance with All Solvency Requirements. The contractor shall comply with and remain in compliance with minimum net worth and fiscal solvency and reporting requirements of the DOBI and the Department of Human Services, the federal government, and this contract.

8.2.2    SOLVENCY REQUIREMENTS

         The contractor shall maintain a minimum net worth in accordance with N.J.A.C. 8:38-11 et seq.

         The Department shall have the right to conduct targeted financial audits of the contractor's Medicaid line of business. The contractor shall provide the Department with financial data, as requested by the Department, within a timeframe specified by the Department.

                                                                          VIII-1

8.3      INSURANCE REQUIREMENTS

         The contractor shall maintain general comprehensive liability insurance, products/completed operations insurance, premises/operations insurance, unemployment compensation coverage, workmen's compensation insurance, reinsurance, and malpractice insurance in such amounts as determined necessary in accordance with state and federal statutes and regulations, insuring all claims which may arise out of contractor operations under the terms of this contract. The DMAHS shall be an additional named insured with sixty (60) days prior written notice in event of default and/or non-renewal of the policy. Proof of such insurance shall be provided to and approved by DMAHS prior to the provision of services under this contract and annually thereafter. No policy of insurance provided or maintained under this Article shall provide for an exclusion for the acts of officers.

8.3.1    INSURANCE CANCELLATION AND/OR CHANGES

         In the event that any carrier of any insurance described in 8.[Reserved]3 or 8.43.2 exercises cancellation and/or changes, or cancellation or change is initiated by the contractor, notice of such cancellation and/or change shall be sent immediately to DMAHS for approval. At State's option upon cancellation and/or change or lapse of such insurance(s), DMAHS may withhold all or part of payments for services under this contract until such insurance is reinstated or comparable insurance purchased. The contractor is obligated to provide any services during the period of such lapse or termination.

8.3.2    STOP-LOSS INSURANCE

         At the discretion of the Departments of Banking and Insurance, Human Services, and Health and Senior Services and notwithstanding the requirements of N.J.A.C. 8:38-11.5 (b), the contractor may be required to obtain, prior to this contract, and maintain "stop-loss" insurance from a reinsurance company authorized to do business in New Jersey that will cover medical costs that exceed a threshold per case for the duration of the contract period. Any coverage other than stipulated must be based on an actuarial review, taking into account geographic and demographic factors, the nature of the clients, and state solvency safeguard requirements

         All "stop-loss" insurance arrangements, including modifications, shall be reviewed and prior approved by the Departments of Banking and Insurance, Human Services, and Health and Senior Services. The "stop-loss" insurance underwriter must meet the standards of financial stability as set forth by the DOBI.

                                                                          VIII-3

         Contractors with sufficient reserves may choose self-insurance, subject to approval by the Department of Human Services and the DOBI where appropriate.

8.4      MEDICAL COST RATIO

8.4.1    MEDICAL COST RATIO STANDARD

         The contractor shall maintain direct medical expenditures for enrollees equal to or greater than eighty (80) percent of premiums paid in all forms from the State. This medical cost ratio (MCR) shall apply to annual periods from the contract effective date (if the contract ends before the completion of an annual period, the MCR shall apply to that shorter period). The MCR shall be based on reports completed by the contractor and acceptable to the Department.

         A. Direct Medical Expenditures. Direct medical expenditures are the incurred costs of providing direct care to enrollees for covered health care services as stated in Article 4.1 (Report on Tables 6a and 6B). Costs related to information and materials for general education and outreach and/or administration are not considered direct medical expenditures.

                  Personnel costs are generally considered to be administrative in nature and must be reported as an administrative expense on Tables 6a and 6b (Statement of Revenues and Expenses) on line 30 (Compensation). However, a portion of these costs may qualify as direct medical expenditures, subject to prior review and approval by the State. Those activities that the contractor expects to generate these costs must be specified and detailed in a Medical Cost Ratio - Direct Medical Expenditures Plan which must be reviewed and approved by the State. At the end of the reporting period, the contractor's reporting shall be based only on the approved Medical Cost Ratio - Direct Medical Expenditures Plan. In order to consider these costs as Direct Medical Expenditures, the contractor must complete Table 6c, entitled "Allowable Direct Medical Expenditures," which will be used by the State to determine the allowable portion of costs. The allowable components of these personnel costs include the following activities:

                  1. Care Management. Allowable direct medical expenditures for care management include: 1) assessment(s) of an enrollee's risk factors; and 2) development of Individual Health Care Plans. The costs of performing these two allowable components may be considered a direct medical expenditure for purposes of calculating MCR and must be reported on Table 6c.

                  2. The cost associated with the provision of a face-to-face home visit by the contractor's clinical personnel for the purpose of medical education or anticipatory guidance can be considered a direct medical expenditure (Report on Table
                     6c).

                  3. Costs for activities required to achieve compliance
                     standards for EPSDT participation, lead screening, and prenatal care as specified in Article IV may

                                                                          VIII-4
                      be considered direct medical expenditures. The contractor's reporting shall be based only on the approved Medical Cost Ratio -- Direct Medical Expenditures Plan (Report on Table 6c).

         Calculation of MCR. The calculation of MCR will be made using information submitted by each contractor on the quarterly reports - Statement of Revenues and Expenses (Section A.7.8 of the Appendices (Tables 6a, 6b and 6c)). The costs related to 8.4.1. A 1-3 are to be reported on Table 6c and the allowable amount will be added to the calculation of Medical and Hospital Expenses. The sum of all applicable quarters for Total Medical and Hospital Expenses (line 28) less Coordination of Benefits (COB) (line 6) and less reinsurance recoveries (line 7) will be divided by the sum of all applicable quarters of Medicaid/NJ FamilyCare premiums (line 4) to arrive at the ratio.

8.4.2    RESERVED

8.4.3    DAMAGES

The Department shall have the right to impose damages on a contractor that has failed to maintain an appropriate MCR. The damages shall be assessed when MCR is below 80% and an underexpenditure occurs. The formula for imposing damages follows:

ACTUAL MCR                 1ST OFFENSE               2ND OFFENSE
----------                 -----------               -----------
80% or above              NONE                    NONE

78.00-79.99%              .15 times               .15 times
                          underexpenditure        underexpenditure

75.00-77.99%              .50 times               .50 times
                          underexpenditure        underexpenditure

74.99 or below            .90 times               1.00 times
                          underexpenditure        underexpenditure

If the contractor fails to meet the MCR requirement and a penalty is applied, a plan of corrective action shall be required.

8.5      REGIONS, PREMIUM GROUPS, AND SPECIAL PAYMENT PROVISIONS

8.5.1    REGIONS

Rates for DYFS, NJ FamilyCare Plans B, C, and D, [Reserved] and the non risk-adjusted rates for AIDS and clients of DDD are statewide. Rates have been set for each premium group in each of the following regions:

                                                                          VIII-5

         - Region 1: Bergen, Hudson, Hunterdon, Morris, Passaic, Somerset, Sussex, and Warren counties

         -  Region 2: Essex, Union, Middlesex, and Mercer counties

         - Region 3: Atlantic, Burlington, Camden, Cape May, Cumberland, Gloucester, Monmouth, Ocean, and Salem counties

         Contractors may contract for one or more regions but, except as provided in Article 2, may not contract for part of a region.

8.5.2    MAJOR PREMIUM GROUPS

         The following is a list of the major premium groups. The individual rate groups (e.g. children under 2 years, etc.) with their respective rates are presented in the rate tables in the appendix

8.5.2.1  AFDC/TANF AND NJ FAMILYCARE PLAN A CHILDREN

         [Reserved] This grouping includes capitation rates for Aid to Families with Dependent Children (AFDC)/Temporary Assistance for Needy Families
         (TANF), [Reserved] New Jersey Care Pregnant Women and Children and NJ FamilyCare Plan A children (age <19), but excludes individuals who have AIDS or are clients of DDD. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

[Reserved]

                                                                          VIII-6

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

8.5.2.2  NJ FAMILYCARE PLANS B & C

         [Reserved] This grouping includes capitation rates for NJ FamilyCare Plans B and C enrollees, excluding individuals with AIDS. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

8.5.2.3  NJ FAMILYCARE PLAN D CHILDREN

         [Reserved] This grouping includes capitation rates for NJ FamilyCare Plan D children, excluding individuals with AIDS. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

8.5.2.4  NJ FAMILYCARE PLAN D PARENTS/CARETAKERS

         [Reserved] This grouping includes capitation rates for NJ FamilyCare Plan D parents/caretakers, excluding individuals with AIDS. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

[Reserved]

                                                                          VIII-7

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

8.5.2.5  [Reserved] DYFS AND AGING OUT FOSTER CHILDREN

         [Reserved] This grouping includes capitation rates for Division of Youth and Family Services, excluding individuals with AIDS and clients of DDD. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

8.5.2.6  ABD WITHOUT MEDICARE

         Compensation to the contractor for the ABD individuals without Medicare will be risk-adjusted using the Health Based Payments System (HBPS), which is described in Article 8.6. [Reserved]. In addition, the HBPS adjusts for the diagnosis of AIDS; therefore, separate AIDS rates are not necessary for this population. Finally, the HBPS adjusts for age and sex so separate rates for age and sex within this population are not necessary. [Reserved]

         [Reserved]

         [Reserved]

8.5.2.7  ABD WITH MEDICARE

         [Reserved] This grouping includes capitation rates for the ABD with Medicare population, excluding individuals with AIDS and clients of DDD. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

                                                                          VIII-8

8.5.2.8  CLIENTS OF DDD

         The contractor shall be paid separate, statewide rates for subgroups of the DDD population, excluding individuals with AIDS. These rates include MH/SA services. [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

8.5.2.9  [Reserved] ENROLLEES WITH AIDS

         A. [Reserved] The contractor shall be paid Special statewide capitation rates [Reserved] for enrollees with AIDS.

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

                  [Reserved]

         B. The contractor will be reimbursed double the AIDS rate, once in a member lifetime, in the first month of payment for a recorded diagnosis of AIDS, prospective and newly diagnosed. This is a one-time-only-per-member payment, regardless of MCE.

8.5.2.10 PREGNANT WOMEN CATEGORIES

         This grouping includes New Jersey Care Pregnant Women, with incomes up to and including 185% FPL; NJ FamilyCare pregnant women with incomes above 185% and up to and including 200% FPL.

                                                                          VIII-9

8.5.3    Newborn Infants

         The contractor shall be reimbursed for newborns from the date of birth through the first 60 days after the birth through the period ending at the end of the month in which the 60th day falls by a supplemental payment as part of the supplemental maternity payment. Thereafter, capitation payments will be made prospectively, i.e., only when the baby's name and ID number are accreted to the medicaid eligibility file and formally enrolled in the contractor's plan.

8.5.4    SUPPLEMENTAL PAYMENT PER PREGNANCY OUTCOME

         Because costs for pregnancy outcomes were not included in the capitation rates, the contractor shall be paid supplemental payments for pregnancy outcomes for all eligibility categories.

         Payment for pregnancy outcome shall be a single, predetermined lump sum payment. This amount shall supplement the existing capitation rate paid. The Department will make a supplemental payment to contractors following pregnancy outcome. For purposes of this Article, pregnancy outcome shall mean each live birth, still birth or miscarriage occurring at the thirteenth (13th) or greater week of gestation. This supplemental payment shall reimburse the contractor for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby for the first 60 days after the birth plus through the end of the month in which the 60th day falls are [Reserved] included (See Section 8.5.3). Payment shall be made by the State to the contractor based on submission of appropriate encounter data and use of a special indicator on the claim as specified by DMAHS.

8.5.5    PAYMENT FOR CERTAIN BLOOD CLOTTING FACTORS

         The contractor shall be paid separately for factor VIII and IX blood clotting factors. Payment will be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2) [Reserved] notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with factor VIII or IX hemophilia. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus the State's discount [Reserved] and
         2) rates paid by the contractor.

8.5.6    PAYMENT FOR HIV/AIDS DRUGS

         The contractor shall be paid separately for protease inhibitors and other anti-retroviral agents (First Data Bank Specific Therapeutic Class Codes W5C, W5B, W5I, W5J, W5K, W5L, [Reserved] W5M, W5N) for all eligibility groups. [Reserved] Payment for protease inhibitors shall be made by DMAHS to the contractor based on: 1) submission of appropriate encounter data; and 2)

                                                                         VIII-10

         [Reserved] notification from the contractor to DMAHS within 12 months of the date of service of identification of individuals with HIV/AIDS. Payment for these products will be the lesser of: 1) Average Wholesale Price (AWP) minus the state's discount for each drug [Reserved] and 2) rates paid by the contractor.

         [Reserved]

8.5.7    EPSDT INCENTIVE PAYMENT

         The contractor shall be paid separately, $10 for every documented encounter record for [Reserved] contractor-approved--EPSDT screening examination. The contractor shall be required to pass the $10 amount directly to the screening provider.

         The incentive payment shall be reimbursed for EPSDT encounter records submitted in accordance with 1) procedure codes specified by DMAHS, and
         2) EPSDT periodicity schedule.

8.5.8    ADMINISTRATIVE COSTS

         The capitation rates, effective July 1, [Reserved] 2003, recognize costs for anticipated contractor administrative expenditures due to Balanced Budget Act regulations.

8.6      [Reserved]

         [Reserved]

         [Reserved]

         [Reserved]

                                                                         VIII-11

         [Reserved]

                                                                         VIII-12

         [Reserved]

                                                                         VIII-13

8.6      Health Based Payment System (HBPS) For The Abd Population Without
         Medicare

         The DMAHS shall utilize a Health-Based Payment System (HBPS) for reimbursements for the ABD population without Medicare to recognize larger average health care costs and greater dispersion around the average than other DMAHS populations. The contractor shall be reimbursed not only on the basis of the demographic cells into which individuals fall, but also on the basis of individual health status.

         The Chronic Disability Payment System (CDPS) (University of California, San Diego) is the HBPS or the system of Risk Adjustment that shall be used in this contract. The methodology for CDPS specific to New Jersey is provided in the Actuarial Certification Letter for Risk Adjustment issued separately to the contractor. Two base capitation rates and a DDD mental health/substance abuse add-on are developed for this population. These are:

         -        ABD without Medicare, non-DDD

         -        ABD - DDD without Medicare, physical health component

         - ABD - DDD without Medicare, Mental Health/Substance Abuse add-on-component

         The Risk adjustment process has four major components.

         -        Development of base rates for the risk adjusted populations.

         - Development of algebraic expressions that relate demographic and clinical characteristics of beneficiaries to their expected, prospective covered health care costs, relative to the cost of the average person in the populations. This measure of cost relative to the average cost is known as the individual case score. By definition, the average cost beneficiary will have a case score of 1.0, others with more or less costly conditions and demographic characteristics will have scores that are greater or less than 1.0.

         - Compilation of case scores for each beneficiary for whom requisite data are available and establishment of criteria to assign case scores to those without claims and eligibility data.

         - Based on the monthly enrollment, calculation of an average case mix for each participating contractor. This average case mix is normalized and used in conjunction with the base capitation rate to determine the actual reimbursement to the contractor for the risk-adjusted population, contemporaneous with the monthly remittance.

                                                                         VIII-14

8.7      THIRD PARTY LIABILITY

         A. General. The contractor, and by extension its providers and subcontractors, hereby agree to utilize, whenever available, other public or private sources of payment for services rendered to enrollees in the contractor's plan. "Third party", for the purposes of this Article, shall mean any person or entity who is or may be liable to pay for the care and services rendered to a Medicaid beneficiary (See N.J.S.A. 30:4D-3m). Examples of a third party include a beneficiary's health insurer, casualty insurer, a managed care organization, Medicare, or an employer administered ERISA plan. Federal and State law requires that Medicaid payments be last dollar coverage and should be utilized only after all other sources of third party liability (TPL) are exhausted, subject to the exceptions in Section F below.

         B. Third Party Coverage Unknown. If coverage through health or casualty insurance is not known or is unavailable at the time the claim is filed, then the claim must be paid and postpayment recovery must be initiated within six months from the date of service.

         C. Capitation Rates. The State has taken into account historical and/or anticipated cost avoidance and recovery due to the existence of liable third parties in setting capitation rates and determining the payment amounts. These factors do not include any reductions due to tort recoveries, or to recoveries made by the State from the estates of deceased Medicaid beneficiaries. In addition, future rates may be based upon the contractor's actual or expected performance involving TPL. Consequently, it is in the interests of both the State and the contractor for the contractor to maximize its revenue by fully exhausting all sources of available third party coverage.

         D. Categories. Third party resources are categorized as 1) health insurance, 2) casualty insurance, 3) legal causes of action for damages, and 4) estate recoveries.

                  1. Health Insurance. The contractor shall pursue and collect payments from health insurers when health insurance coverage is available, unless prior approval to take other action is obtained from the State. "Health insurance" shall include, but not be limited to, coverage by any health care insurer, HMO, Medicare, or an employer-administered ERISA plan. Funds so collected shall be retained by the contractor. In pursuing such recoveries, the contractor may utilize the State's assignment and subrogation authority to the extent permitted by State law.

                           a. The State shall have the right to pursue, collect, and retain payments from liable health insurers if the contractor has failed to initiate collection from the health insurer within six (6) months from the date of service. The contractor shall cooperate with the State in all such collection efforts, and shall also direct its providers to do so.

                                                                         VIII-15

                  2. Casualty Insurance. The contractor shall pursue and collect payment from casualty insurance available to the enrollee, unless prior approval to take other action is obtained from the State. "Casualty insurance" shall include, but not be limited to, no fault auto insurance benefits, worker's compensation benefits, and medical payments coverage through a homeowner's insurance policy. Funds so collected shall be retained by the contractor. In pursuing such recoveries, the contractor may utilize the State's assignment and subrogation authority to the extent permitted by State law.

                           a. The State shall have the right to pursue, collect, and retain casualty insurance payments where the contractor has failed to initiate collection within six (6) months from the date of service.

                  3. Legal Causes of Action for Damages. The State shall have the sole and exclusive right to pursue and collect payments made by the contractor when a legal cause of action for damages is instituted on behalf of a Medicaid enrollee against a third party or when the State receives notice that legal counsel has been retained by or on behalf of any enrollee. The contractor shall cooperate with the State in all collection efforts, and shall also direct its providers to do so. State collections identified as contract or related resulting from such legal actions will be retained by the State.

                  4. Estate Recoveries. The State shall have the sole and exclusive right to pursue and recover correctly paid benefits from the estate of a deceased Medicaid enrollee in accordance with federal and State law. Such recoveries will be retained by the State.

         E.       Cost Avoidance.

                  1. When the contractor is aware of health or casualty insurance coverage prior to paying for a health care service, it shall avoid payment by rejecting a provider's claim and directing that the claim be submitted first to the appropriate third party, or by directing its provider to withhold payments to a subcontractor.

                  2. If insurance coverage is not available, or if one of the exceptions to the cost avoidance rule discussed below applies, then payment must be made and a claim made against the third party, if it is determined that the third party is or may be liable.

         F.       Exceptions to the Cost Avoidance Rule.

                  1. In the following situations, the contractor must first pay its providers and then coordinate with the liable third party, unless prior approval to take other action is obtained from the State.

                                                                         VIII-16

                           a. The coverage is derived from a parent whose obligation to pay support is being enforced by the Department of Human Services.

                           b. The claim is for prenatal care for a pregnant woman or for preventive pediatric services (including EPSDT services) that are covered by the Medicaid program.

                           c. The claim is for labor, delivery, and post-partum care and does not involve hospital costs associated with the inpatient hospital stay.

                           d. The claim is for a child who is in a DYFS supported out of home placement.

                           e. The claim involves coverage or services mentioned in 1.a, 1.b, 1.c, or 1.d, above in combination with another service.

                  2. If the contractor knows that the third party will neither pay for nor provide the covered service, and the service is medically necessary, the contractor shall neither deny payment for the service nor require a written denial from the third party.

                  3. If the contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the contractor shall contact the third party and determine whether or not such service is covered rather than requiring the enrollee to do so. Further, the contractor shall require the provider or subcontractor to bill the third party if coverage is available.

                  4. Postpayment recovery rather than cost avoidance is necessary in cases where the contractor was not aware of third party coverage at the time that services were rendered or paid for, or was unable to cost avoid, in accordance with the provisions of this Article as applicable. Under these circumstances, the contractor shall identify all potentially liable third parties and pursue reimbursement from them, unless prior approval to take other action is obtained from the State. In pursuing such recoveries, the contractor may utilize the State's assignment and subrogation authority to the extent permitted by State law. This provision shall not apply in the case of any tort matter but rather the provisions of
                           Article 8.7D.3 shall be applicable.

         G.       Sharing of TPL Information by the State.

                  1. By the fifteenth (15th) day of every month, the State may provide the contractor with a list of all known health insurance coverage information for the purpose of updating the contractor's files.

                                                                         VIII-17

                  2. Additionally, the State may provide a quarterly health insurer file to the contractor that will contain all of the health insurers that the State has on file and related information that is needed in order to file TPL claims.

         H.       Sharing of TPL Information by the Contractor.

                  1.       The contractor shall notify the State within thirty
                           (30) days after it learns that an enrollee has health insurance coverage not reflected in the State's health insurance coverage file, or casualty insurance coverage, or of any change in an enrollee's health insurance coverage. (See Section A.8.1 of the Appendices.) The contractor shall impose a corresponding requirement upon its servicing providers to notify it of any newly discovered coverage, or of any changes in an enrollee's health insurance coverage.

                  2. When the contractor becomes aware that an enrollee has retained counsel, who either may institute or has instituted a legal cause of action for damages against a third party, the contractor shall notify the State in writing, including the enrollee's name and Medicaid identification number, date of accident/incident, nature of injury, name and address of enrollee's legal representative, copies of pleadings, and any other documents related to the action in the contractor's possession or control. This shall include, but not be limited to (for each service date on or subsequent to the date of the accident/incident), the name of the provider, practitioner or subcontractor, the enrollee's diagnosis, the nature of the service provided to the enrollee, and the amount paid to the provider (or to a provider's authorized subcontractor) by the contractor for each service. A form is available for this purpose and is included in Section A.8.2 of the Appendices.

                  3.       The contractor shall notify the State within thirty
                           (30) days of the date it becomes aware of the death of one of its Medicaid enrollees age fifty-five (55) or older, giving the enrollee's full name, Social Security Number, Medicaid identification number, and date of death. The State will then determine whether it can recover correctly paid Medicaid benefits from the enrollee's estate.

                  4. The contractor agrees to cooperate with the State's efforts to maximize the collection of third party payments by providing to the State updates to the information required by this Article.

         I. Enrollment Exclusions and Contractor Liability for the Costs of Care.

                  1. Any Medicaid beneficiary enrolled in or covered by either a Medicare or commercial HMO will not be enrolled by the contractor. The only

                                                                         VIII-18
                           exception to this exclusion from enrollment is when the contractor and the beneficiary's Medicare/commercial HMO are the same. When beneficiaries are enrolled under this exception, appropriate reductions will be made in the State's capitation payments to the contractor.

                  2. If the contractor and the Medicaid beneficiary's Medicare or commercial HMO are the same, the contractor will be responsible for either:

                           a. Paying all cost-sharing expenses of the Medicaid beneficiary; or

                           b. Addressing cost sharing in the contracts with its providers in such a way that the Medicaid beneficiary is not liable for any cost sharing expenses, subject to subarticle 3 below.

                  3. If a Medicaid beneficiary otherwise covered by the provisions of subarticle 2 above wishes to utilize a provider outside of the Medicare or commercial HMO's network, the HMO's rules apply. Failure to follow the HMO's rules relieves both the contractor and the State of any liability for the cost of the care and services rendered to the beneficiary, subject to subarticle 4 below.

                  4. The only exception to subarticle 3 above is if the HMO's rules cannot be followed solely because emergency services were provided by a nonparticipating provider, practitioner, or subcontractor because the services were immediately required due to sudden or unexpected onset of a medical condition. In this circumstance, the contractor remains responsible for the cost of the care and services rendered to the beneficiary.

                  5. If a Medicaid beneficiary enrolled with the contractor is also enrolled in or covered by a health or casualty insurer other than a Medicare or commercial HMO, the contractor is fully responsible for coordinating benefits so as to maximize the utilization of third party coverage in accordance with the provisions of this Article. The contractor shall be responsible for payment of the enrollee's coinsurance, deductibles copayments and other cost-sharing expenses, but the contractor's total liability shall not exceed what it would have paid in the absence of TPL. The contractor shall coordinate benefits and payments with the health or casualty insurer for services authorized by the contractor, but provided outside the contractor's plan. The contractor remains responsible for the costs incurred by the beneficiary with respect to care and services which are included in the contractor's capitation rate, but which are not covered or payable under the health or casualty insurer's plan.

                  6. The State will continue to pay Medicare Part A and Part B premiums for Medicare/Medicaid dual eligibles and Qualified Medicare Beneficiaries.

                                                                         VIII-19

                  7. Any references to Medicare coverage in this Article shall apply to both Medicare/Medicaid dual eligibles and Qualified Medicare Beneficiaries.

        J.        Other Protections for Medicaid Enrollees.

                  1. The contractor shall not impose, or allow its participating providers or subcontractors to impose, cost-sharing charges of any kind upon Medicaid beneficiaries enrolled in the contractor's plan pursuant to this contract. This Article does not apply to individuals eligible solely through the NJ FamilyCare Program Plan C or D [Reserved] for whom providers will be required to collect cost-sharing for certain services.

                  2. The contractor's obligations under this Article shall not be imposed upon the enrollees, although the contractor shall require enrollees to cooperate in the identification of any and all other potential sources of payment for services. Instances of non-cooperation shall be referred to the State.

                  3. The contractor shall neither encourage nor require a Medicaid enrollee to reduce or terminate TPL coverage.

                  4. Unless otherwise permitted or required by federal and State law, health care services cannot be denied to a Medicaid enrollee because of a third party's potential liability to pay for the services, and the contractor shall ensure that its cost avoidance efforts do not prevent an enrollee from receiving medically necessary services.

8.8      COMPENSATION/CAPITATION CONTRACTUAL REQUIREMENTS

         A. Contractor Compensation. Compensation to the contractor shall consist of monthly capitation payments, supplemental payments per pregnancy outcome/delivery, certain blood products for hemophilia factors VIII & IX disorders, and payment for certain HIV/AIDS drugs. Contractors must agree to enroll all non-exempt Aged, Blind and Disabled and NJ FamilyCare beneficiaries to qualify to serve AFDC/TANF beneficiaries.

         B. Capitation Payment Schedule. DMAHS hereby agrees to pay the capitation by the fifteenth (15th) day of any month during which health care services will be available to an enrollee; provided that information pertaining to enrollment and eligibility, which is necessary to determine the amount of said payment, is received by DMAHS within the time limitation contained in Article 5 of this contract.

         C. [Reserved] Capitation Rates and Budget Neutrality/-Cost-Effectiveness. The contractor shall receive monthly capitation payments, for a

                                                                         VIII-20
                  defined scope of services to be furnished to a defined number of enrollees, for providing the services contained in the Benefits Package described in Article 4.1 of this contract. Such payments [Reserved] Shall be in accordance with 42 cfr 438.6(c). The CONTRACTOR shall receive a rate certification letter demonstrating actuarial soundness.

         D. Adjustments and Renegotiation of Capitation Rates. Capitation rates are prospective in nature and will not be adjusted retroactively or subject to renegotiation during the contract period except as explicitly noted in the contract. Capitation rates will be paid only for eligible beneficiaries enrolled during the period for which the adjusted capitation payments are being made. Payments provided for under the contract will be denied for new enrollees when, and for so long as, payments for those enrollees [Reserved] are denied by [Reserved] CMS under 42 C.F.R. [Reserved] 438.730.

         E. Payment by State Fiscal Agent. The State fiscal agent will make payments to the contractor.

         F. Payment in Full. The monthly capitation payments plus supplemental payments for pregnancy outcomes and payment for certain HIV/AIDS drugs and blood clotting factors VIII and IX to the contractor shall constitute full and complete payment to the contractor and full discharge of any and all responsibility by the Division for the costs of all services that the contractor provides pursuant to this contract.

         G. Payments to Providers. Payments shall not be made on behalf of an enrollee to providers of health care services other than the contractor for the benefits covered in Article Four and rendered during the term of this contract.

         H. Time Period for Capitation Payment per Enrollee. The monthly capitation payment per enrollee is due to the contractor from the effective date of an enrollee's enrollment until the effective date of termination of enrollment or termination of this contract, whichever occurs first.

         I. Payment If Enrollment Begins after First Day of Month. When DMAHS' capitation payment obligation is computed, if an enrollee's coverage begins after the first day of a month, DMAHS will pay the contractor a fractional capitation payment that is proportionate to the part of the month during which the contractor provides coverage. Payments are calculated and made to the last day of a calendar month except as noted in this Article.

                                                                         VIII-21

         J. Risk Assumption. The capitation rates shall not include any amount for recoupment of any losses suffered by the contractor for risks assumed under this contract or any prior contract with the Department.

         K. Hospitalizations. For any eligible person who applies for participation in the contractor's plan, but who is hospitalized prior to the time coverage under the plan becomes effective, such coverage shall not commence until the date after such person is discharged from the hospital and DMAHS shall be liable for payment for the hospitalization, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. If an enrollee's disenrollment or termination becomes effective during a hospitalization, the contractor shall be liable for hospitalization until the date such person is discharged from the hospital, including any charges for readmission within forty-eight (48) hours of discharge for the same diagnosis. The contractor must notify DMAHS of these occurrences to facilitate payment to appropriate providers.

         L. Continuation of Benefits. The contractor shall continue benefits for all enrollees for the duration of the contract period for which capitation payments have been made, including enrollees in an inpatient facility until discharge. The contractor shall notify DMAHS of these occurrences.

8.9      CONTRACTOR ADVANCED PAYMENTS AND PIPS TO PROVIDERS

         A. The contractor shall make advance payments to its providers, capitation, FFS, or other financial reimbursement arrangement, based on a provider's historical billing or utilization of services if the contractor's claims processing systems become inoperational or experience any difficulty in making timely payments. Under no circumstances shall the contractor default on the claims payment timeliness provisions of this contract. Advance payments shall also be made when compliance with claims payment timeliness is less than ninety (90) percent for two (2) quarters. Such advance payments will continue until the contractor is in full compliance with timely payment provisions for two (2) successive quarters.

         B. Periodic Interim Payments (PEPs) to Hospitals. The contractor shall provide periodic interim payments to participating, PIP-qualifying hospitals.

                  1. Designation of PIP-Qualifying Hospitals. Each quarter, DMAHS shall determine which hospitals qualify for monthly PIPs.

                  2. When Contractor is Required to Make PIPs. The contractor shall make PIPs to a participating (network provider), qualifying hospital when the average monthly payment from the contractor to the hospital is at least $100,000 for the most recent six-month period excluding outliers. An outlier is defined as a single admission for which the payment to the hospital exceeds $100,000. It should be noted that outlier claims paid are

                                                                         VIII-22
                           included in the establishment of the monthly PIPs and the reconciliation of the PIPs.

                  3.       Methodologies to Establish Amount of PIPs.

                           a. The contractor may work out a mutually agreeable arrangement with the participating PIP-qualifying hospitals for developing a methodology for determining the amount of the PIPs and reconciling the PIP advances to paid claims. If a mutually agreeable arrangement cannot be reached, the contractor shall make PIPs in accordance with the methodology described in 3.b. below.

                           b. Beginning August 1, 2000, the contractor shall provide a participating, PIP-qualifying hospital with an initial 60-day PIP (representing two 30-day cash advances) which shall be reconciled using a claims offset process, with the first 30-day PIP reconciled to claims adjudicated during the first month following the initial PIP (August), and the second 30-day PIP reconciled to claims adjudicated during the second month following the initial PIP (September). In September 2000 and all subsequent months, the hospital shall receive a 30-day PIP which shall be offset against claims adjudicated at the end of the following month. At reconciliation, any excess claims adjudicated above the PIP amount shall result in an additional payment to the hospital equal to the value of any excess claims above the PIP. If the value of claims adjudicated is less than the PIP, the shortage shall be offset against the next PIP made to the hospital. An example of how this methodology shall work is as follows:

         EXAMPLE:

-----------------------------------------------------------------------------------------------
                     PIP           Claims          Reconciliation        Net
                   Payment       Adjudicated         Adjustment        Payment          Balance
-----------------------------------------------------------------------------------------------
Aug 1            300,000 (A)
-----------------------------------------------------------------------------------------------
Aug 1            300,000 (B)                                                            600,000
-----------------------------------------------------------------------------------------------
Aug 1-31                           180,000                                              420,000
-----------------------------------------------------------------------------------------------
Sept 1           300,000 (C)                        (120,000) (A)       180,000         600,000
-----------------------------------------------------------------------------------------------
Sept 1-30                          270,000                                              330,000
-----------------------------------------------------------------------------------------------
Oct l            300,000 (D)                         (30,000) (B)       270,000         600,000
-----------------------------------------------------------------------------------------------
Oct l-31                           320,000                                              280,000
-----------------------------------------------------------------------------------------------
Nov l            300,000 (E)                          20,000  (C)       320,000         600,000
-----------------------------------------------------------------------------------------------

8.10     FEDERALLY QUALIFIED HEALTH CENTERS

                                                                         VIII-23

         A. Standards for Contractor FQHC Rates. The contractor shall not reimburse FQHCs less than the level and amount of payment that the contractor would make for a similar set of services if the services were furnished by a non-FQHC. The contractor may pay the FQHCs on a fee-for-service or capitated basis. The contractor shall make payments for primary care equal to, or greater than, the average amounts paid to other primary care providers. Non-primary care services may be included if mutually agreeable between the contractor and FQHC. For non-primary care services, payments shall be equal to, or greater than, the average amounts paid to other non-primary care providers for equivalent services.

         B. DMAHS Reimbursement to FQHCs. Under Title XIX, an FQHC shall be paid reasonable cost reimbursement by DMAHS. At the end of each fiscal year the contractor and the FQHC will complete certain reporting requirements specified that will enable DMAHS to determine reasonable costs and compare that to what was actually paid by the contractor to the FQHC. DMAHS will reimburse the FQHC for the difference (i.e., difference between the determined reasonable cost per encounter and the payments to the FQHC made by the contractor and DMAHS) if the payments by the contractor to the FQHC are less than reasonable costs. DMAHS will recoup payments from the FQHC in excess of reasonable costs. FQHC providers must meet the contractor's credentialing and program requirements.

         C. Contractor Participation in Reconciliation Process. The contractor shall participate in the reconciliation processes if there is a dispute between what the contractor reported (See Section A.7.20 of the Appendices (Table 18)) and what the FQHC reported as valid encounters or payments. This participation may include appearances in the Office of Administrative Law, as well as meeting with DMAHS staff.

8.11     SCHOOL-BASED HEALTH SERVICE PROGRAMS

         Standards for contractor rates for school-based health service programs. The contractor and the Children's Hospital of New Jersey shall establish the rates of reimbursement for the health care services provided by the designated school-based clinics. The rates shall not be less than the median rates that the contractor currently reimburses primary health care and dental providers in Essex County. The contractor shall submit to DMAHS for review and approval the methodology and reimbursement rates for school-based services covered by state law. The submission shall demonstrate that the reimbursement rates established are not less than the median rates paid by the contractor to other primary and dental care providers in Essex county, as prescribed by law.

                                                                         VIII-24

                         TABLE OF CONTENTS - APPENDICES

SECTION A         REPORTS

[Reserved]

A.1.0    DEFINITIONS

         (no reports)

A.2.0    CONDITIONS PRECEDENT

         (no reports)

A.3.0    MANAGED CARE MANAGEMENT INFORMATION SYSTEM

A.3.1    Monthly HMO Reconciliation File

A.4.0    PROVISION OF HEALTH CARE SERVICES

A.4.1    Provider Network File
A.4.2    [Reserved] RESERVED
A.4.3    Network Accessibility Analysis
A.4.4    Certification of Contractor Provider Network

A.5.0    ENROLLEE SERVICES

A.5.1    Enrollee P-Factor

A.6.0    PROVIDER INFORMATION

         (no reports)

A.7.0    TERMS AND CONDITIONS

A.7.1    Certification Regarding Lobbying
A.7.2    Fraud and Abuse
A.7.3    Table 1 - Medicaid Enrollment by PCP
A.7.4    Table 2 - Disenrollment From Plan
A.7.5    Table 3 - Grievance Summary
A.7.6    Table 4 - Claims Lag Report
A.7.7    Table 5 - Hospital-specific Data
A.7.8    Table 6 - Statement of Revenues and Expenses
A.7.9    Table 7 - Stop-Loss Summary

A.7.10   Table 8 - Medicaid Claims Analysis
A.7.11   Table 9 - Health Care Data Elements
A.7.12   Table 10 - Third Party Liability Collections
A.7.13   Table 11 - Provider Additions and Deletions
A.7.14   Table 12 - Referrals Made to the WIC Program
A.7.15   Table 13 - Access to HIV Testing/Treatment for Pregnant Women
A.7.16   Table 14 - EPSDT Services
A.7.17   Table 15 - Pharmacy Lock-In Participants
A.7.18   Table 16 - Ratio of Prior Authorizations Denied to Requested
A.7.19   Table 17 - RESERVED
A.7.20   Table 18 - Federally Qualified Health Center Payments
A.7.21   Table 19 - Income Statement by Rate Cell Grouping
A.7.22   Table 20 - Lag Reports
A.7.23   TABLE 21 - MATERNITY OUTCOME COUNTS

A.8.0    FINANCIAL PROVISIONS

A.8.1    Other Coverage Information
A.8.2    Tort/Accident Referral Form

SECTION B         REFERENCE MATERIALS

B.1.0    DEFINITIONS

         (no reference documents)

B.2.0    CONDITIONS PRECEDENT

B.2.1    RESERVED
B.2.2    [Reserved] RESERVED
B.2.3    Readiness Review

B.3.0    MANAGED CARE MANAGEMENT INFORMATION SYSTEM

B.3.1    Monthly Roster Extract File
B.3.2    Managed Care Register File
B.3.3    [Reserved] RESERVED

B.4.0    PROVISION OF HEALTH CARE SERVICES

B.4.1    Benefit Packages
B.4.2    HealthStart Guidelines
B.4.3    [Reserved] RESERVED
B.4.4    RESERVED
B.4.5    Head Start Programs

B.4.6    School-Based Youth Services Programs
B.4.7    Local Health Departments
B.4.8    WIC Referral Forms
B.4.9    Mental Health/Substance Abuse Screening Tools
B.4.10   Centers of Excellence
B.4.11   County Case Management Units
B.4.12   Care Management Flowchart
B.4.13   Ryan White CARE Act Grantees
B.4.14   New Jersey Modified QARI/QISMC Standards
B.4.15   Hysterectomy and Sterilization Procedures and Consent Forms
B.4.16   Child Abuse Regional Diagnostic Centers
B.4.17   DUR Standards

B.5.0    ENROLLEE SERVICES

B.5.1    Notification of Newborns
B.5.2    Cost-Sharing Requirements for NJ FamilyCare Plans C & D

B.6.0    PROVIDER INFORMATION

         (No reference materials)

B.7.0    TERMS AND CONDITIONS

B.7.1    Physician Incentive Plan Provisions
B.7.2    Provider Contract/Subcontract Provisions
B.7.3 Financial Guide for Reporting Medicaid/NJ FamilyCare Rate Cell Grouping Costs
B.7.4    Agreed Upon Procedures - For Rate Cell Cost Reports

SECTION C         CAPITATION RATES

SECTION D         CONTRACTOR'S DOCUMENTATION

D.1      Contractor's QAPI/Utilization Management Plans
D.2      Contractor's Grievance Process
D.3      Contractor's Provider Network
D.4      Contractor's List of Subcontractors
D.5      Contractor's Supplemental Benefits
D.6      Contractor's Representative

                                   APPENDICES

                                   SECTION A
                                    REPORTS

The State has defined operational and financial reports the contractor must submit. The reports in this section are those for which the State has a defined format or template or multiple data elements. The reports are referenced according to the contract Article to which they correspond, beginning with
Article 3. In cases where a specific report format or template does not exist, the State instead has defined required report elements, all of which must be addressed in full. The actual structure of such reports is being left to the discretion of the contractor. Note that additional reports are required and described in the contract.[Reserved]

[Reserved]

A.3.0    MANAGED CARE MANAGEMENT INFORMATION SYSTEM

A.3.1    MONTHLY HMO RECONCILIATION FILE

The following is submitted by the contractor to DMAHS' fiscal agent.

                               STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
                    OFFICE OF MANAGEMENT INFORMATION SYSTEMS

                                   File Layout

HMO Reconciliation File                                           _____________0
    File Name                                                     Effective Date

_____________0                            100     0               _____________0
Data Set Name                    Record Size - Bytes                Block Size

                                                                          Cobol
ELEMENT     FIELD NAME      CHARS.   BYTES   BYTES # REL TO 1   FORMAT   PICTURE   DESCRIPTION AND/OR REMARKS
-------------------------------------------------------------------------------------------------------------
  1             Medicaid-     12      12            1-12         Num      9(12)           Enrollee's Medicaid
                   Number                                                                              Number
-------------------------------------------------------------------------------------------------------------
  2             Last-Name     12      12           13-24          AN      x(12)          Enrollee's Last Name
-------------------------------------------------------------------------------------------------------------
  3            First-Name      7       7           25-31          AN       x(7)         Enrollee's First Name
-------------------------------------------------------------------------------------------------------------
  4                   DOB      8       8           32-39         Num       9(8)      Enrollee's Date of Birth
-------------------------------------------------------------------------------------------------------------
  5                   SSN      9       9           40-48          AN       x(9)             Enrollee's Social
                                                                                                 Security No.
-------------------------------------------------------------------------------------------------------------
  6       Effect-Enrollee      8       8           49-56         Num       9(8)             Effective date of
                                                                                   enrollment mmddyyyy format
-------------------------------------------------------------------------------------------------------------
  7        Disenroll-Date      8       8           57-64         Num       9(8)            Disenrollment date
                                                                                              mmddyyyy format
-------------------------------------------------------------------------------------------------------------
  8                Filler     33      33           65-97          AN      x(33)           As Needed/If Needed
-------------------------------------------------------------------------------------------------------------
  9             Plan-Code      3       3          98-100          AN       x(3)                 ### (078-098)
-------------------------------------------------------------------------------------------------------------

Format:  Num = Numeric
         AN = Alpha-Numeric
         PD = Packed Decimal
         BI = Binary

A.4.0    PROVISION OF HEALTH CARE SERVICES

A.4.1   PROVIDER NETWORK FILE

ELECTRONIC MEDIA PROVIDER FILES

There are two provider file layouts; Non-Institutional and Institutional or Ancillary. Each file type should include all counties in which the contractor will be operational for Medicaid and NJ FamilyCare. Contractors will be required to submit complete and up-to-date network files monthly to [Reserved]DMAHS.

Non-Institutional Provider Network Files must include all health care professionals - Primary Care Practitioners (PCPs), physician specialists, general dentists, dental specialists, other health care professionals such as optometrists, chiropractors, therapists, etc. with appropriate primary care or specialty care indicators.

The Institutional Network File must include all other ancillary, hospital and specialty care providers.

All provider files must be submitted in an electronic format, in ASCII text fixed-width format according to the specifications in Attachments A & B. Please note that field names are not carried with the data in this format. Therefore, it is not necessary to use the field names as they appear. However, it is imperative to use the specified field order and sizes (i.e. the full structure) even if only submitting a subset of your network. You must allow for the specified number of spaces for every requested data field.

File names are to conform to the following convention, (e.g. @***####.txt) where @ = 'i' for institutional or 'n' for non-institutional. where *** = plan code where #### = month and day

                                  ATTACHMENT A
                         New Jersey Department of Human
 Services, Division of Medical Assistance and Health Services, Office of Managed
                                   Health Care
           HMO Non-Institutional Provider Network File Specifications

                                  When
Field     Field Name     Size   Required   Definition                                                       Example
---------------------------------------------------------------------------------------------------------------------------------
  1     Last Name         22       A       Individual Provider's Surname; may include Jr. or III. Name      Jones, Jr.
                                           of group or medical school is unacceptable
---------------------------------------------------------------------------------------------------------------------------------
  2     First Name        15       A       Provider's First Name; should include middle initial. Name of    Tom T.
                                           group or medical school is unacceptable
---------------------------------------------------------------------------------------------------------------------------------
  3     SSN                9       A       Provider's Social Security Number. Do not use hyphens or         150999999
                                           spaces.
---------------------------------------------------------------------------------------------------------------------------------
  4     Tax ID             9       B       Provider's Tax ID Number. Do not use hyphens or spaces.          229999999
---------------------------------------------------------------------------------------------------------------------------------
  5     Degree             5       A       MD, DO, etc. Do not use periods.                                 DO
---------------------------------------------------------------------------------------------------------------------------------
  6     Primary            1       A       Is this a primary care provider? (Y or N)                        Y
                                           Do not indicate Y for dental providers.
---------------------------------------------------------------------------------------------------------------------------------
  7     Practice Name     45       B       Name of Practice if different than provider's last name          Jones Family Practice
---------------------------------------------------------------------------------------------------------------------------------
  8     Address 1         60       A       Place where services are rendered. Always start with street      225 Main St.
                                           number if one is contained in the actual address of the
                                           practice. "Serving This Area" is not acceptable.
---------------------------------------------------------------------------------------------------------------------------------
  9     Address 2         30       B       Building Name, PO Box etc.                                       Suite 3
---------------------------------------------------------------------------------------------------------------------------------
 10     City              22       A       Proper Name for Municipality in which practice office is         South Orange
                                           located. No abbreviations.
---------------------------------------------------------------------------------------------------------------------------------
 11     State              2       A       Two Character State Abbreviation, NJ or other with rare          NJ
                                           exceptions
---------------------------------------------------------------------------------------------------------------------------------
 12     Zip                5       A       5 Digit Zip Code                                                 08888
---------------------------------------------------------------------------------------------------------------------------------
 13     Phone             15       A       Include Area Code, Prefix & Number. No spaces or dashes.         6095882705
---------------------------------------------------------------------------------------------------------------------------------
 14     County             2       A       Two digit code for county in which office is actually located    07
---------------------------------------------------------------------------------------------------------------------------------
 15     Office Hours      60       A       List days and hours when patients can be seen at this site.      M9-5, T1-5, Th1-7,
---------------------------------------------------------------------------------------------------------------------------------
 16     Specialty Code     3       A       See list. List only one per record[Reserved]                     080167
---------------------------------------------------------------------------------------------------------------------------------
 17     Age                4       B       [Reserved] Specialty code in string field 16, 1st 2 = min        00000018
        Restrictions                       age, 2nd 2 = max age, 0000 if none for a specialty. Omit if no specialty is limited.
---------------------------------------------------------------------------------------------------------------------------------
 18     Hosp Affll        35       B       Hospital where provider has admitting privileges.                Newark- Beth Israel
                                           *Required for Physicians, Podiatrists & Oral Surgeons.
---------------------------------------------------------------------------------------------------------------------------------
 19     Hosp Affl2        35       B       If more than One
---------------------------------------------------------------------------------------------------------------------------------
 20     Hosp Affl3        35       B       If more than Two
---------------------------------------------------------------------------------------------------------------------------------
 21     Hosp Affl4        35       B       If more than Three
---------------------------------------------------------------------------------------------------------------------------------
 22     Hosp Affl5        35       B       If more than Four
---------------------------------------------------------------------------------------------------------------------------------
 23     Languages         10       A       Must be at least one even if English; See code list.             EFG9
                                           No Spaces/Commas/Slashes/Hyphens, etc.
---------------------------------------------------------------------------------------------------------------------------------
 24     Plan Code          3       A       Three Digit Plan Code                                            099
---------------------------------------------------------------------------------------------------------------------------------
 25     Panel Status       1       A       O = Open, F = Frozen (no new patients)                           O
---------------------------------------------------------------------------------------------------------------------------------
 26     Specialty Name    30       A       Show one narrative specialty name per record.                    Family Practice
---------------------------------------------------------------------------------------------------------------------------------
 27     Panel Capacity     4       B       Potential Number of Members: PCPs & General Dentists,            1500
                                           should not exceed 1500 unless authorized by DMAHS
---------------------------------------------------------------------------------------------------------------------------------
 28     Members            4       B       Actual Number of Members Assigned: PCPs & Dentists               900
        Assigned
---------------------------------------------------------------------------------------------------------------------------------
 29     Record Type        3       B       a = addition of record to file (excludes d)                      s a
                                           d = deletion of record from file (excludes a & c)
                                           s = multiple listing of provider, unique specialty
                                           l = multiple listing of provider, unique location
                                           Use all that apply. No commas. Spaces allowed.
---------------------------------------------------------------------------------------------------------------------------------
 30     Date              10       A       Fill with date Network Update File or Application Network        06/01/2000
---------------------------------------------------------------------------------------------------------------------------------

                                           File was submitted to [Reserved]DMAHS mm/dd/yyyy.
---------------------------------------------------------------------------------------------------------------------------------
 31     Servicing          4       B       If other than actual county; include a record for each
        County                             county served. Out-of-county physicians may not be
                                           considered in applications except [Reserved] where
                                           specified in the contract
---------------------------------------------------------------------------------------------------------------------------------
 32     Total Hours        2       A       Total number of hours for record. Round down.                    20
---------------------------------------------------------------------------------------------------------------------------------
 33     Medicaid ID        7       A       Provider's Medicaid ID                                           1234567
---------------------------------------------------------------------------------------------------------------------------------
 34     Special Needs      5       A       Indicates provider has expertise serving specific populations.
        Indicator                          Use all OMHC special needs codes that apply to provider.
---------------------------------------------------------------------------------------------------------------------------------
 35     Handicapped        1       C       Use Y if facility is Handicapped Accessible
        Accessible
---------------------------------------------------------------------------------------------------------------------------------

A = Always Required          B = Required When Applicable           C = Optional

                                  ATTACHMENT B

   New Jersey Department of Human Services, Division of Medical Assistance and
                                Health Services,
                          Office of Managed Health Care
             HMO Institutional Provider Network File Specifications

                                  When
Field     Field Name     Size   Required                         Definition                                    Example
---------------------------------------------------------------------------------------------------------------------------------
  1     Provider Name     45       A                                                                        Doc's Drugs
---------------------------------------------------------------------------------------------------------------------------------
  2     Provider Type     30       A                                                                        Pharmacy
---------------------------------------------------------------------------------------------------------------------------------
  3     Provider Tax ID    9       A       Provider's Tax ID Number                                         229999999
---------------------------------------------------------------------------------------------------------------------------------
  4     Address 1         60       A       Always start with street number if one is contained              22 Main St.
                                           in the actual address of the practice. "Serving This
                                           Area" is not acceptable.
---------------------------------------------------------------------------------------------------------------------------------
  5     Address 2         30       B       Building Name, PO Box etc.                                       Suite 3
---------------------------------------------------------------------------------------------------------------------------------
  6     City              22       A       Proper Name for Municipality in which practice                   South Orange
                                           office is located. Use no abbreviations
---------------------------------------------------------------------------------------------------------------------------------
  7     State              2       A       Two Character State Abbreviation, NJ with rare                   NJ
                                           exceptions.
---------------------------------------------------------------------------------------------------------------------------------
  8     Zip                5       A       5 Digit Zip Codes                                                08888
---------------------------------------------------------------------------------------------------------------------------------
  9     Phone             15       A       Include Area Code, Prefix & Number. Don't include                6095882705
                                           spaces or dashes.
---------------------------------------------------------------------------------------------------------------------------------
 10     County             2       A       Two digit code for county in which office is                     07
                                           actually located.
---------------------------------------------------------------------------------------------------------------------------------
 11     Plan Code          3       A       Three Digit Plan Code.                                           099
---------------------------------------------------------------------------------------------------------------------------------
 12     Specialty Code     3       A       See code list. Use one.                                          500
---------------------------------------------------------------------------------------------------------------------------------
 13     Servicing          4       B       If other than actual county; include a record for
        County                             each county served. Out-of-county institutions may
                                           not be considered in applications except where
                                           specified in the contract.
---------------------------------------------------------------------------------------------------------------------------------
 14     Date              10       A       Fill with date Network Update File or                            06/01/2000
                                           Application Network File was submitted to DMAHS mm/dd/yyyy
---------------------------------------------------------------------------------------------------------------------------------
 15     Record Type        1       B       a = addition of record to file (excludes d)                      a
                                           d = deletion of record from file (excludes a)
---------------------------------------------------------------------------------------------------------------------------------
 16     Medicaid ID        7       B       Provider's Medicaid ID                                           1234567
---------------------------------------------------------------------------------------------------------------------------------
 17     Hospital Code      3       B       Unique Hospital Code                                             999
---------------------------------------------------------------------------------------------------------------------------------

A = Always Required

B = Required When Applicable

                                  ATTACHMENT C
                          NJ DMAHS OMHC Specialty Codes
                      NETWORK FILES ONLY - NOT FOR BILLING

000      Unknown
010      General Practice
020      General Surgery
021      Surgery, Pediatric
030      Allergy
031      Ped Allergy
032      Medical Toxicology
034      Infectious Disease
035      Pediatric Infectious Disease
036      Endocrinology
037      Reproductive Endocrinology
038      Pediatric Endocrinology
040      Otology, Laryngology, Rhinolgy, Ototaryngology/ENT
041      ENT Pediatric
042      Speech
043      Audiology
050      Anesthesiology '
051      Ped Anesthesiology
060      Cardiology, Cardiovascular Disease
061      Pediatric Cardiology
070      Dermatology
080      Family Practice
082      NP Family
090      Gynecology (Osteopaths Only) - Fetal Medicine
100      Gastroenterology
101      Pediatric Gastroenterology
110      Internal Medicine
120      Manipulative Therapy (Osteopaths Only)
130      Neurology
131      Neurology Pediatric
140      Neurosurgery
141      Pediatric Neurosurgery
142      Spina Bifida Centers/Provider
143      Adult Scoliosis
145      Spinal Cord Injury
150      Certified Nurse Midwife
160      OB/GYN
162      NP OB/GYN
164      NP Women's Health
165      Maternal Fetal Medicine
166      NP Maternity/Child Health
167      Genetics
168      Genetic Testing & Counseling Center
170      Ophthalmology, Otology, Larynogology, Rhinology (Osteopaths Only)
180      Ophthalmology
181      Ped Ophthalmology
190      NP Gerentology
191      Geriatrics
200      Orthopedics
201      Pediatric Orthopedics
204      Rheumatology
205      Ped Rheumatology
210      Clinical Pathology
220      Pathology
223      Hemophilia Treatment Center
224      HIV/AIDS Center
225      Pediatric HIV Treatment Center
226      Sickle Cell Disease & Other Hemoglobinopathies Centers
230      Peripheral Vascular Disease or Surgery (Osteopaths Only)
232      Cardiovascular Surgery
240      Plastic Surgery
250      Physical Medicine
251      Pediatric Physical Medicine
260      Psychiatry
262      NP Psychiatric Mental Health
270      Psychiatry; Neurology (Osteopaths Only)
280      Proctology
282      Colon/Rectal Surgery
290      Pulmonology
291      Ped Pulmonology
300      Radiology
302      NP Oncology
303      Radiation Oncology
305      Gynecologic Oncology
306      Hematology
307      Ped Hematology
308      Oncology
309      Pediatric Oncology
310      Roentgenology, Radiology (Osteopaths Only)
320      Radiation Therapy (Osteopaths Only)
330      Thoracic Surgery
331      Ped Thoracic Surgery
340      Urology
341      Pediatric Urology
350      Chiropractor
360      Nuclear Medicine
370      Pediatrics
371      Adolescent Medicine
372      NP Pediatric
373      Neonatology

374      NP Neonatal
375      Perinatology
376      NP Perinatal
380      Home Health Agency
390      Nephrology
391      Pediatric Nephrology
400      Hand Surgery
402      Sports Medicine
404      Pain Management
410      Emergency Medicine
412      Critical Care Medicine
420      Heterogeneous Group
440      Public Health
450      NP Community Health
460      NP School Health
470      NP Adult Health
480      Podiatry
490      Miscellaneous (Admin. Medicine)
500      Pharmacy
510      Medical Supply Company with Certified Orthotist
520      Medical Supply Company with Certified Prosthetist
530      Medical Supply Company with Certified Prosthetist Orthotist
540      Medical Supply Company Not Included in 510, 520, 530
550      Individual Certified Orthotist
560      Individual Certified Prosthetist
570      Individual Certified Prosthetist Orthotist
580      Individual Not Included in 550, 560, 570
590      Ambulance Service Supplier, Private
600      Welfare Agencies & Clinics
610      Psychologist
611      Child Development
620      Individual Physical Therapist
622      Individual Occupational Therapist
623      Speech Pathologist
624      Audiologist
625      Hearing Aid Provider
630      Dentist, DDS, DMD
640      Oral Surgeon, Dental
642      Maxiofacial Surgery
645      Cleft Lip/Palate - Craniofacial Center
650      Endodontist
660      Orthodontist
670      Prosthodontist
680      Pedodontist
690      Penodontist
700      Independent Laboratory (billing independently)
710      Clinic or Other Group Practice, Except GPP
712      FQHC
720      Personal Care Assistance - Aged & Disabled
722      Personal Care Assistance - Mental Health
725      Day Training
728      Transportation Services
730      Early Intervention
740      Special Education
741      Child Development/Child Evaluation Center
743      Autism and Attention Deficits
744      Center for Care of Children with PKU
750      Other Medical Care
760      Adult Day Care
762      TBI Day Program
770      Medical Day Care - Free Standing
780      Medical Day Care - Hospital Based
790      Medical Day Care - LTC Based
800      Renal Dialysis
810      Case Management - GSHP
812      Case Management - CCPED
813      Child Clinic Case Management
814      Case Management - Model Waivers
816      Case Management - ACCAP
817      TBI Case Management
819      Adult Clinic Case Management
820      Private Duty Nursing
822      Adult Liaison Services
824      Child Liaison Services
830      Intensive Supervision
831      ABC Waiver
840      Special Group Foster Home
850      Hospice
860      Hospitals
861      Nursing Home
862      Respite
864      TBI Respite Inpatient
868      Subacute Care Facility
870      All Other
871      Pediatric Tertiary Center
880      Optician
890      Optometrist

895      Optical Appliance Supplier
910      Independent Clinic - Ambulatory Surgery Center
920      Independent Clinic - Drug/Alcohol
930      Independent Clinic - Family Planning
940      Independent Clinic - Mental Health
950      Independent Clinic - Community Health
960      Independent Clinic - Cerebral Palsy
965      Independent Clinic - Birthing Center
970      DOH Clinic
980      Home Health - CCPED/Home Care Expansion
982      Homemaker - CCPED
983      TBI Environmental Modification
984      TBI in Home Care
985      TBI Behavior Program
986      TBI Community Residential Services
987      TBI Transportation
988      TBI Therapies
989      TBI Counseling
990      All Specialties

                                  ATTACHMENT D

                               NJDHS, DMAHS, OMHC
                           Provider Network File Codes

Language Codes

A        Arabic
B        Hebrew
C        Chinese
D        Greek
E        English
F        French
G        German
H        Hindi
I        Italian
J        Hungarian
K        Korean
L        Polish
M        Tagalog
N        Japanese
O        Pakistani
P        Portuguese
Q        Indian
R        Filipino
S        Persian
T        Russian
U        Danish
V        Spanish/No English
W        Turkish
X        Vietnamese
Y        Yugoslavian
Z        Other
0        American Sign Language
1        Swedish
2        Spanish/Understands English
3        Ukranian
4        Dutch
5        Urdu
6        Romanian
7        Mandann
8        Iranian
9        Thai

County Codes

01       Atlantic
02       Bergen
03       Burlington
04       Camden
05       Cape May
06       Cumberland
07       Essex
08       Gloucester
09       Hudson
10       Hunterdon
11       Mercer
12       Middlesex
13       Monmouth
14       Morris
15       Ocean
16       Passaic
17       Salem
18       Somerset
19       Sussex
20       Union
21       Warren

                                  ATTACHMENT E
                               Hospital Code List

                ALL HOSPITALS BY COUNTY                                 COUNTY LOCATION
                -----------------------                                 ---------------
Atlantic City Medical Center-City Division                                  Atlantic
--------------------------------------------------------------------------------------
Atlantic City Medical Center-Mainland Division                              Atlantic
--------------------------------------------------------------------------------------
Bacharach Institute for Rehabilitation                                      Atlantic
--------------------------------------------------------------------------------------
Kessler Memorial Hospital                                                   Atlantic
--------------------------------------------------------------------------------------
Shore Memorial Hospital                                                     Atlantic
--------------------------------------------------------------------------------------
Bergen Regional Medical Center                                              Bergen
--------------------------------------------------------------------------------------
Englewood Hospital and Medical Center                                       Bergen
--------------------------------------------------------------------------------------
Hackensack University Medical Center                                        Bergen
--------------------------------------------------------------------------------------
Holy Name Hospital                                                          Bergen
--------------------------------------------------------------------------------------
Kessler Rehabilitation Corporation - Kessler North                          Bergen
--------------------------------------------------------------------------------------
Pascack Valley Hospital                                                     Bergen
--------------------------------------------------------------------------------------
The Valley Hospital                                                         Bergen
--------------------------------------------------------------------------------------
Deborah Heart and Lung Center                                               Burlington
--------------------------------------------------------------------------------------
Mediplex Rehabilitation Hospital                                            Burlington
--------------------------------------------------------------------------------------
Rancocas Hospital                                                           Burlington
--------------------------------------------------------------------------------------
Virtua Memorial Hospital Burlington County                                  Burlington
--------------------------------------------------------------------------------------
Virtua West Jersey-Marlton                                                  Burlington
--------------------------------------------------------------------------------------
Voorhees Pediatric Rehabilitation                                           Burlington
--------------------------------------------------------------------------------------
Cooper Health System                                                        Camden
--------------------------------------------------------------------------------------
Kennedy Memorial-Cherry Hill                                                Camden
--------------------------------------------------------------------------------------
Kennedy Memorial-Stratford                                                  Camden
--------------------------------------------------------------------------------------
Our Lady of Lourdes Medical Center                                          Camden
--------------------------------------------------------------------------------------
Virtua West Jersey-Berlin                                                   Camden
--------------------------------------------------------------------------------------
Virtua West Jersey-Voorhees                                                 Camden
--------------------------------------------------------------------------------------
Burdette Tomlin Memorial Hospital                                           Cape May
--------------------------------------------------------------------------------------
South Jersey Hospital-Bridgeton                                             Cumberland
--------------------------------------------------------------------------------------
South Jersey Hospital-Vineland (Newcomb)                                    Cumberland
--------------------------------------------------------------------------------------
Clara Maass Medical Center                                                  Essex
--------------------------------------------------------------------------------------
Columbus Hospital                                                           Essex
--------------------------------------------------------------------------------------
East Orange Hospital                                                        Essex
--------------------------------------------------------------------------------------
Hospital Center At orange                                                   Essex
--------------------------------------------------------------------------------------
Irvington General Hospital                                                  Essex
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Kessler Rehabilitation Corporation-Kessler East                             Essex
--------------------------------------------------------------------------------------
Newark Beth Israel Medical Center                                           Essex
--------------------------------------------------------------------------------------
St. Barnabas Medical Center                                                 Essex
--------------------------------------------------------------------------------------
St. James Hospital                                                          Essex
--------------------------------------------------------------------------------------
St. Michael's Medical Center                                                Essex
--------------------------------------------------------------------------------------
The Mountainside Hospital                                                   Essex
--------------------------------------------------------------------------------------
UMDNJ-University Hospital                                                   Essex
--------------------------------------------------------------------------------------
Veterans Affairs Medical Center                                             Essex
--------------------------------------------------------------------------------------
Kennedy Memorial Hospital-Washington                                        Gloucester
--------------------------------------------------------------------------------------
Underwood Memorial Hospital                                                 Gloucester
--------------------------------------------------------------------------------------
Bayonne Hospital                                                            Hudson
--------------------------------------------------------------------------------------
Christ Hospital                                                             Hudson
--------------------------------------------------------------------------------------
Greenville Hospital                                                         Hudson
--------------------------------------------------------------------------------------
Jersey City Medical Center                                                  Hudson
--------------------------------------------------------------------------------------
Meadowlands Hospital Medical Center                                         Hudson
--------------------------------------------------------------------------------------
Palisades Medical Center                                                    Hudson
--------------------------------------------------------------------------------------
St. Francis Hospital                                                        Hudson
--------------------------------------------------------------------------------------
St. Mary's Hospital                                                         Hudson
--------------------------------------------------------------------------------------
West Hudson Hospital                                                        Hudson
--------------------------------------------------------------------------------------
Hunterdon Medical Center                                                    Hunterdon
--------------------------------------------------------------------------------------
Capital Health-Fuld Campus                                                  Mercer
--------------------------------------------------------------------------------------
Capital Health-Mercer Campus                                                Mercer
--------------------------------------------------------------------------------------
Medical Center at Princeton                                                 Mercer
--------------------------------------------------------------------------------------
Robert Wood Johnson University Hospital at Hamilton                         Mercer
--------------------------------------------------------------------------------------
St. Francis Medical Center                                                  Mercer
--------------------------------------------------------------------------------------
St. Lawrence Rehabilitation Center                                          Mercer
--------------------------------------------------------------------------------------
Jfk Medical Center                                                          Middlesex
--------------------------------------------------------------------------------------
Raritan Bay Medical Center-Old Bridge                                       Middlesex
--------------------------------------------------------------------------------------
Raritan Bay Medical Center-Perth Amboy                                      Middlesex
--------------------------------------------------------------------------------------
Robert Wood Johnson University Hospital-New Brunswick                       Middlesex
--------------------------------------------------------------------------------------
St Peter's University Hospital                                              Middlesex
--------------------------------------------------------------------------------------
Bayshore Community Hospital                                                 Monmouth
--------------------------------------------------------------------------------------
Centrastate Medical Center                                                  Monmouth
--------------------------------------------------------------------------------------
Jersey Shore Medical Center                                                 Monmouth
--------------------------------------------------------------------------------------

Monmouth  Medical Center                                                    Monmouth
--------------------------------------------------------------------------------------
Riverview Medical Center                                                    Monmouth
--------------------------------------------------------------------------------------
The Rehabilitation Hospital of Tinton Falls                                 Monmouth
--------------------------------------------------------------------------------------
Chilton Memorial Hospital                                                   Morris
--------------------------------------------------------------------------------------
Kessler Rehabilitation Corporation - Kessler Welkind                        Morris
--------------------------------------------------------------------------------------
Morristown Memorial Hospital                                                Morris
--------------------------------------------------------------------------------------
St. Clare's-Denville                                                        Morris
--------------------------------------------------------------------------------------
Community Medical Center                                                    Ocean
--------------------------------------------------------------------------------------
Healthsouth Rehabilitation Hospital of New Jersey                           Ocean
--------------------------------------------------------------------------------------
Kimball Medical Center                                                      Ocean
--------------------------------------------------------------------------------------
Medical Center Ocean County-Brick                                           Ocean
--------------------------------------------------------------------------------------
Southern Ocean County Hospital                                              Ocean
--------------------------------------------------------------------------------------
Barnert Hospital                                                            Passaic
--------------------------------------------------------------------------------------
Beth Israel Hospital                                                        Passaic
--------------------------------------------------------------------------------------
St Joseph's Hospital and Medical Center-Paterson                            Passaic
--------------------------------------------------------------------------------------
St. Joseph's Wayne Hospital                                                 Passaic
--------------------------------------------------------------------------------------
St. Mary's Hospital-Passaic                                                 Passaic
--------------------------------------------------------------------------------------
The General Hospital Center at Passaic                                      Passaic
--------------------------------------------------------------------------------------
South Jersey Hospital-Elmer                                                 Salem
--------------------------------------------------------------------------------------
The Memorial Hospital Of Salem County                                       Salem
--------------------------------------------------------------------------------------
Somerset Medical Center                                                     Somerset
--------------------------------------------------------------------------------------
Veterans Affairs Medical Center-Lyons                                       Somerset
--------------------------------------------------------------------------------------
Newton Memorial Hospital                                                    Sussex
--------------------------------------------------------------------------------------
St. Clare's-Sussex                                                          Sussex
--------------------------------------------------------------------------------------
Muhlenburg Regional Medical Center                                          Union
--------------------------------------------------------------------------------------
Overlook Hospital                                                           Union
--------------------------------------------------------------------------------------
Rahway Hospital                                                             Union
--------------------------------------------------------------------------------------
Runnells Specialized Hospital Of Union County                               Union
--------------------------------------------------------------------------------------
Trinitas Hospital-Williamson (St. Elizabeth)                                Union
--------------------------------------------------------------------------------------
Union Hospital                                                              Union
--------------------------------------------------------------------------------------
Hackettstown Community Hospital                                             Warren
--------------------------------------------------------------------------------------
Warren Hospital                                                             Warren
--------------------------------------------------------------------------------------

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

[Reserved]

A.4.3   NETWORK ACCESSIBILITY ANALYSIS

      NETWORK ACCESSIBILITY ANALYSIS FOR NEW JERSEY MEDICAID/NJ FAMILYCARE

To enable DMAHS to accurately compare the accessibility of each contractor's managed care networks for New Jersey Medicaid/NJ FamilyCare, the contractor's analysis must meet the following data standards and report specifications.

A -- DATA STANDARDS

1) The contractor should use the eligibility data files provided by DMAHS. The data have been geocoded by street address to assure accuracy and consistency between respondents' analyses. The file contains eligibility information for each county within the State.

         A random ten percent (10%) sampling has been extracted for each county except the following: Burlington, Cape May, Cumberland, Gloucester, Hunterdon, Morris, Salem, Somerset, Sussex, and Warren. For the ten
         (10) counties named above, the complete population has been included.

2) A minimum of sixty percent (60%) of the contractor's network provider addresses should be exactly geocoded. For any address that cannot be exactly geocoded, the address should be geocoded using a technique that takes into account population density. Placing providers at zip code centroids or randomly within zip codes is not acceptable.

3) If more than one provider is located at the same address, all providers at that address should have the same geographic coordinates.

4) Physicians should be classified based on their primary specialty only. For example, a pediatric cardiologist should be classified as cardiologist, not a pediatrician.

5) The provider file should include the capacity for each provider. In most cases, this will be 1500. When evaluating a county where a 10% sampling of the population has been provided (see #1 above), use an individual capacity of 150, or one-tenth of the actual capacity. Use the "Individual Capacity" option when running the report.

6) For providers who have more than one office location, indicate each location by a separate record in the provider file. Divide the capacity of the provider by the number of locations. For example, if the provider capacity is 150, and the provider has two offices, each office would have a capacity of 75.

B -- REPORT SPECIFICATIONS

1) Prepare a separate geographic accessibility analysis for each county. Restrict provider groups to service area equal to county. Separate analyses are required for each of the following:

                                   BENEFICIARIES - INCLUDE ALL AFDC, DYFS, NJ FAMILYCARE, SSI-ABD
--------------------------------------------------------------------------------------------------
         PROVIDER TYPE                    ALL AGES          CHILDREN UNDER 21   ADULTS 21 AND UP
--------------------------------------------------------------------------------------------------
Adult PCPs (FP, GP, IM
OB/GYN-women only)                                                               Page Codes 1-9
--------------------------------------------------------------------------------------------------
Pediatric PCPs (FP, Ped., GP)                                Page Codes 1-9
--------------------------------------------------------------------------------------------------
General Dentists                       Page Codes 1-9
--------------------------------------------------------------------------------------------------
Hospitals                           Page Codes 1-10 & 12
--------------------------------------------------------------------------------------------------
Blood Drawing Centers and Labs
that Draw Blood                      Page Codes 11 &12
--------------------------------------------------------------------------------------------------

2) See Article 4.8.8 for standards A and B for each provider type. For example, eligibles living in urban areas should have two PCPs within six miles. Mileage should be calculated on an estimated driving distance basis.

3)       Each of the analyses should consist of the pages indicated above.

PAGE   ACCESS
CODE  STANDARD                                                    DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 1       na       This cover page of each report includes plan name, county, beneficiary group and date.
------------------------------------------------------------------------------------------------------------------------------------
 2       na       This page uses a graph to illustrate the percentage of beneficiaries who have access to a group of providers at various distances. It includes a table showing the average distances to the nearest choices of one, two, three, four and five providers.
------------------------------------------------------------------------------------------------------------------------------------
 3       na       This page shows, by zip code, the average distance for beneficiaries to two providers and the percentage of beneficiaries having two providers within 2,6, 10 and 15 miles.
------------------------------------------------------------------------------------------------------------------------------------
 4       A        This page shows the number of providers, the number of beneficiaries with access to two providers and the average distance to up to five providers for beneficiaries with access. It also analyzes beneficiary accessibility in ten key cites.
------------------------------------------------------------------------------------------------------------------------------------
 5       A        This page shows, by zip code, the number and percentage of beneficiaries who do not have access to a choice of two providers and the average distance to one and two providers.
------------------------------------------------------------------------------------------------------------------------------------
 6       B        This page shows the number of providers, the number of beneficiaries with access to one provider and the average distance to up to five providers for beneficiaries with access. It also analyzes beneficiary accessibility in ten key cites.
------------------------------------------------------------------------------------------------------------------------------------
 7       B        This page shows, by zip code, the number and percentage of beneficiaries who do not have access to one provider and their average distance to one provider.
------------------------------------------------------------------------------------------------------------------------------------
 8       na       This includes documentation about the report and its data sources.
------------------------------------------------------------------------------------------------------------------------------------

PAGE   ACCESS
CODE  STANDARD                                                    DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
 9        A       This county map shows beneficiary locations for those who do not have access to two providers. Use 2 point black circles for beneficiaries.
------------------------------------------------------------------------------------------------------------------------------------
 10      na       This county map shows provider locations. Use 12 point light gray circles for individual and 12 point black triangles for multiple provider locations.
------------------------------------------------------------------------------------------------------------------------------------
 11      na       This county map shows all beneficiaries and a five mile radius circle around each provider location. The map should show only "Radius 1" which should be transparent. Use provider and beneficiary symbol specifications from page codes 9 and 10.
------------------------------------------------------------------------------------------------------------------------------------
 12      na       This should be a hard copy of the geocoded provider file, which must include name, specialty/type, address, zip code, individual capacity (where applicable), geographic coordinates and geocoding method return code.
------------------------------------------------------------------------------------------------------------------------------------

         4) Save to a dBASE file the geocoded provider file according to the specifications indicated in Figure 1.

Figure 1

FIELD NAME                                                        DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
NAME 1                  Last name for individual providers (include suffix, e.g., Jr., Sr.) Entire name for institutions
------------------------------------------------------------------------------------------------------------------------------------
NAME 2                  First name and middle initial with period for individuals
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS 1               Street number first then street name where medical care is actually provided
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS 2               Additional information (e.g., suite #, building name)
------------------------------------------------------------------------------------------------------------------------------------
STDCITY                 Standard city name according to geocoder output field
------------------------------------------------------------------------------------------------------------------------------------
STATE                   State
------------------------------------------------------------------------------------------------------------------------------------
ZIP                     Full zip codes in character or text format to show leading zeros
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY               Primary specialty only for individual providers Provider type for institutions
------------------------------------------------------------------------------------------------------------------------------------
LONGITUDE               Geocoded Longitude
------------------------------------------------------------------------------------------------------------------------------------
LATITUDE                Geocoded Latitude
------------------------------------------------------------------------------------------------------------------------------------
GEOMETHOD               Return codes from geocoder
------------------------------------------------------------------------------------------------------------------------------------
CAPACITY                Individual capacity used for access analysis when applicable
------------------------------------------------------------------------------------------------------------------------------------

Report specifications, calculations and supporting data files for geographic analysis reports submitted to DMAHS must be retained in accordance with 45 C.F.R. Part 74 and made available on request.

A.4.4 CERTIFICATION OF CONTRACTOR PROVIDER NETWORK

                   CERTIFICATION OF CONTRACTOR PROVIDER NETWORK

I,_______________________________, hereby certify both personally and on behalf
  [Name & Title of HMO officer]
of ___________________________that all of the health care providers whose names
       [Name of HMO]
appear on the attached list, dated___________________, have signed valid,
                                        [Date]
written contracts with________________________ which are currently in effect and
                           [Name of HMO]
are similar in all material respects to the sample provider agreements submitted on___________________to and approved by the Office of Managed Health Care,
        [Date]
Division of Medical Assistance and Health Services by__________________________.
                                                            [Name of HMO]
I further certify that all of the providers listed have expressly agreed to serve New Jersey Medicaid and NJ FamilyCare beneficiaries who enroll in___________________________.
        [Name of HMO]
I certify that________________________has in its possession signed, legally
                    [Name of HMO]
binding contracts with each of the providers included on the attached list which are available to the State for inspection at any time at the following location:__________________________________________
___________________________agrees that the State shall have access to its
       [Name of HMO]
current provider contracts through any means the State deems reasonable and appropriate. Entire executed provider contracts shall be submitted to the State immediately upon request.

I certify that the foregoing statements made by me are true. I am aware if any of the foregoing statements made by me are willfully false, I am subject to punishment.

Signature: __________________________________

Print Name:__________________________________

Title of HMO Officer:________________________

Name of HMO: ________________________________

Date:________________________________________

A.5.0 ENROLLEE SERVICES

A.5.1 ENROLLEE P-FACTOR

      The P-Factor Report is a monthly report and shall be submitted within ten
      (10) calendar days after the end of every month to monitor telephone access to the enrollees. This report shall be a summary report containing current and all previous months' information and shall contain, but not be limited to, the following:

      a.      Month

      b.      Busy rate

      c.      Waiting time on hold

      d.      Number of lines

      e.      Number of operators

      f.      Number of hang-ups

A.7.0 TERMS AND CONDITIONS

A.7.1 CERTIFICATION REGARDING LOBBYING

The contractor must sign and return the form on the following page.

                        CERTIFICATION REGARDING LOBBYING

The undersigned certifies to the best of his or her knowledge that: .

No federal appropriated funds have been paid or will be paid to any person by or on behalf of the contractor for the purpose of influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the award of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative contract, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative agreement.

If any funds other than federal appropriated funds have been paid or will be paid to any person for the purpose of influencing or attempting to influence an officer or employee of a Member of Congress in connection with the award of any federal contract, the making of any federal grant, the making of any federal loan, the entering into of any cooperative contract, or the extension, continuation, renewal, amendment, or modification of any federal contract, grant, loan, or cooperative contract, and the contract exceeds $100,000, the contractor shall complete and submit Standard Form-LLL "Disclosure of Lobbying Activities" in accordance with its instructions.

The contractor shall include the provisions of this section in all provider contracts under this contract and require all participating providers whose provider contracts exceed $100,000 to certify and disclose accordingly to the contractor.

This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction pursuant to 31 U.S.C. 1352. The failure to file the required certification shall subject the violator to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

SIGNATURE:_____________________________________  DATE:_________________

NAME (PRINT):__________________________________

TITLE:_________________________________________

ORGANIZATION:__________________________________

A.7.2 FRAUD AND ABUSE

      A. The contractor shall report to the Department all identified instances (proven or suspected) of provider, subcontractor, and enrollee fraud and abuse with supporting case documentation attached to the report.

            The contractor must submit quarterly the following report with monthly data identified by reporting month:

            Month
            Year

         Beginning of the    Added during the
              month               month          Completed/closed      End of Month
--------------------------------------------------------------------------------------
        Provider  Enrollee  Provider  Enrollee  Provider  Enrollee  Provider  Enrollee
--------------------------------------------------------------------------------------
 #Of
Cases
--------------------------------------------------------------------------------------
Totals
--------------------------------------------------------------------------------------

B. The contractor must report in detail to DMAHS the following information for cases involving providers, subcontractors, and enrollees:

      Case name
      Date opened
      Reason for initiating case
      Date of notification to DMAHS
      Date of approval from DMAHS
      Personnel assigned to case
      Date of completion
      Findings
      Date of screening with DMAHS
      Actions

A.7.3

TABLE 1           MEDICAID ENROLLMENT BY PRIMARY CARE PROVIDERS

Listed alphabetically by provider type and for each primary care physician, primary care dentist primary care CNP/CNS, and primary care physician assistant, the contractor shall enter the total number of enrollees at the end of the prior quarter and for the reporting period and member months for the quarter.

STATE OF NEW JERSEY
Plan Name____________________________           Quarter Ending_____________

                                     TABLE 1
                  MEDICAID ENROLLMENT BY PRIMARY CARE PROVIDERS

            Primary Care Providers
List, by type of provider, alphabetically by last                             # of Enrollees at    Total # Enrollees    Total Member
name with one line for each county in which                                      End of Prior        for Reporting       Months for
              provider practices.                      Specialty   County          Quarter               Period            Quarter
------------------------------------------------------------------------------------------------------------------------------------
Primary Care Physicians
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Dentists
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CNP/CNSs
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Physician Assistants
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Total
------------------------------------------------------------------------------------------------------------------------------------

           Total # PCPs
----------------------------------------------------------------------------
   Total # PCPs With Enrollees
----------------------------------------------------------------------------
  Total # PCPs Without Enrollees
----------------------------------------------------------------------------

----------------------------------------------------------------------------
         Total # Dentists
----------------------------------------------------------------------------
 Total # Dentists With Enrollees
----------------------------------------------------------------------------
Total # Dentists Without Enrollees
----------------------------------------------------------------------------

----------------------------------------------------------------------------
         Total # CNP/CNSs
----------------------------------------------------------------------------
 Total # CNP/CNSs With Enrollees
----------------------------------------------------------------------------
     Total # CNP/CNSs Without
            Enrollees
----------------------------------------------------------------------------

----------------------------------------------------------------------------
           Total # PAs
----------------------------------------------------------------------------
    Total # PAs With Enrollees
----------------------------------------------------------------------------
  Total # PAs Without Enrollees
----------------------------------------------------------------------------

A.7.4

TABLE 2           DISENROLLMENT FROM PLAN

The contractor shall aggregate the disenrollment from the plan of the number of enrollees (not cases/families) by eligibility category and reason for disenrollment by identifying involuntary (Section A) and voluntary (Section B) disenrollments. All reasons must be explained in the appropriate space provided.

"NJ FamilyCare" in this and other tables includes Plans B, C, and D.

                                              STATE OF NEW JERSEY
Plan Name_______________________              Quarter Ending___________________

                                     TABLE 2

                             DISENROLLMENT FROM PLAN

A. INVOLUNTARY DISENROLLMENT BY REASON

                                         AFDC        DYFS      SSI - ABD     NJ FamilyCare       TOTAL
------------------------------------------------------------------------------------------------------
Death
------------------------------------------------------------------------------------------------------
Institutionalized
------------------------------------------------------------------------------------------------------
Moved From Enrollment Areas
------------------------------------------------------------------------------------------------------
Loss of Medicaid Eligibility
------------------------------------------------------------------------------------------------------
Change in Medicaid Aid Category
------------------------------------------------------------------------------------------------------
Termination By Plan
------------------------------------------------------------------------------------------------------
Other*
------------------------------------------------------------------------------------------------------
TOTAL
------------------------------------------------------------------------------------------------------

* Explanation of Other

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B. VOLUNTARY DISENROLLMENT BY REASON

                                         AFDC        DYFS      SSI - ABD     NJ FamilyCare       TOTAL
------------------------------------------------------------------------------------------------------
Closed Panel of Providers
------------------------------------------------------------------------------------------------------
Emergency Treatment Procedures
------------------------------------------------------------------------------------------------------
Delay in Securing Appointments
------------------------------------------------------------------------------------------------------
Dissatisfaction With PCP
------------------------------------------------------------------------------------------------------
Other*
------------------------------------------------------------------------------------------------------
TOTAL
------------------------------------------------------------------------------------------------------

* Explanation of Other

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

A.7.5

TABLE 3           GRIEVANCE SUMMARY

[Reserved]

[Reserved]

[Reserved]

TABLE 3A

The contractor shall submit electronically to DMAHS by the fifteenth of every month, a report of all utilization management (UM) enrollee grievance/appeal requests and dispositions. The database format provided by DMAHS shall be used for reporting information for the reporting period and all open cases to date.

TABLE 3B

The contractor shall submit electronically to DMAHS by the fifteenth of every month, a report of all non-utilization management (UM) enrollee grievance/appeal requests and dispositions. The database format provided by DMAHS shall be used for reporting information for the reporting period and all open cases to date.

TABLE 3C

The contractor shall submit electronically to DMAHS by the fifteenth of every month, a report of all provider grievance/appeal requests and dispositions. The database format provided by DMAHS shall be used for reporting information for the reporting period and all open cases to date.

                             Table 3A: Utilization Management Grievances/Appeals

HMO:___________________
Reporting Period: (Year/Month)

   ORN
(Original                                                                             Date
Recipient                                     Appeal   Appeal  Appeal    Date    Acknowledgement
 Number)   Last Name  First Name  DOB  PSC  Initiator  Stage    Type   Received    Letter Sent
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

   ORN
(Original                                                                                Date
Recipient   Appeal                                                 Date                 Letters
 Number)   Category  Description  Reviewer  Outcome  Resolution  Resolved  Expedited     Sent
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

Total Received_________       Total Resolved_________

                                  VALID VALUES

PROGRAM STATUS CODE (PSC)

110  OAA CN-SSI MP

120  OAA CN-Medicald only, NMP

130  OAA CN-Categorically Related-NMP-NFM

140  OAA CN, Institutional Resident-NFM

150  PRUCOL-Aged

160  OAA CN-HCEP

170  Aged MN-No Spenddown

180  Aged MN-Spenddown

190  NJC-Aged, OCN-Optional Categorically Needy

210  DA-CN SSI MP

220  DA-CN Medicaid only-NMP

230  DA-CN Categorically Related, NMP, NFM

240  DA-CN Institutional resident, NFM

250  PRUCOL-Disabled

260  DA-CN HCEP

270  DA-MN-No Spenddown

280  DA-MN-Spenddown

290  NJC-Disabled, Optional Categorically Needy

291  Ticket to Work, 100-150% FPL

292  Ticket to Work, 151-185% FPL

293  Ticket to Work, 186-200% FPL

294  Ticket to Work, 201-250% FPL

295  Breast and Cervical Cancer

300  FC Health Access, 0-150%, Plan D Services 100% State Funds

301  FC Health Access, 151-250%, Plan D Services 100% State Funds

310  TANF & AFDC-C-CN Regular MP

320  AFDC-C-CN Regular NMP

330  AFDC-C-CN Regular-Categorically Related-NM

340  MN-Pregnant Women-No Spenddown

350  MN-Pregnant Women-Spenddown
con't PROGRAM STATUS CODE (PSC)

60  MN-Child-No Spenddown

70  MN-Child-Spenddown

80  NJFC, Parents, < 134% FPL

90  PEPW-Presumptive Eligibility Pregnant Women

91  NJ Suppl Prenatal Care Program-Other Pregnant Women

10  AFDC-F-CN MP-FM-Categorically

20  AFDC-F-CN NMP-FM

30  AFDC-C-CN Regular-NMP-NFM-REACH

40  AFDC-F'CN NMP-NFM-REACH

50  AFDC-N-CN Adults-MP/NMP-NFM

51  AFDC-N Adults and TANF

52  AFDC-N Adults but no TANF

60  AFDC-N-CN Children-MP/NMP-Categorically Related-FM

61  AFDC-N,Children and TANF

62  AFDC-N Children but no TANF

70  AFDC-N-CN Child/Adult-NM-NF-REACH-TDI/UIB, no 3/6

80  NJ Care/KidCare-Child, Optional Categorically Needy Plan A to 100%

81  NJ Care/KidCareC-CHILD, OCN, 2-6 years to 133%

82  NJC Child <= 1,133% to 185%

83  NJC Child born after 9/83, <= 100%

84  NJC/KidCare Child <= 19,<= 100% FPL Plan A

85  NJC/KidCare Child Age 6-19,100% to 133% FPL Plan A

86  NJC/KidCare Child Age 1-19,133% to 150% FPL Plan B

87  NJC/KidCare Child Age 1-19,150% to 185% FPL, premium/co-pay required
    Plan C

88  NJC/KidCare Child age 1-19,185% to 200% FPL, premium/co-pay required Plan C

89  NJC/KidCare FFS newborns Plan C

90  NJC Pregnant, OCN <= 100%

91  NJC Pregnant, OCN, 100-133%

92  NJC Pregnant, 133% to <= 165%

93  Family Income from 201% thru 250% of FPL, Child 0 to 19

94  Family Income from 251% thru 300% of FPL, Child 0 to 19

95  Family Income from 301% thru 350% of FPL. Child 0 to 19

96  Family Income from 201% thru 350% of FPL, newborn, FFS

97  NJFC Parents 0-150% (not AFDC)

98  NJFC Parents 151-200% (not AFDC)

99  Other pregnant women 186-200%

10  AB-CN SSI MP

20  AB-CN NMP

30  AB-CN Categorically Related-NMP-NFM

40  AB-CN Institutional Resident-NFM

50  PRUCOL-Blind

60  AB-CN HCEP

70  Blind-MN-No Spenddown

580  Blind-MN-Spenddown

590  NJC-Blind-Optional Categorically Needy

591  Ticket to Work, 100-150% FPL

600  DYFS-Optional Foster Care-Adoption Assistance (County < 22)

601  ISS-SSI MP(Div of Public Welfare BLO ISS,County > 21)

620  DYFS-SSI/Foster Children and Adoption Assistance (DYFS County < 22)

621  ISS-Medicaid Only-SSI Related (Div of Public Welfare BLO ISS, County > 21)

630  DYFS-Title IV-E Foster Children (DYFS County < 22)

631  ISS-AFDC Related AFDC Recipient (Div of Public Welfare BLO ISS, County >21)

640  ISS-lnstitutional Resident-NFM

641  CSOCI-Only

650  DYFS-StateProgram-NFM

700  FC HealthAccess, 0-150%, Plan H Services 100% State Funds

701  FC HealthAccess, 151-250% Plan H Services 100% State Funds

710  MAA-NFM-Age 65 and over

730  PAAD Under 65-Disabled Casino Fund

740  PAAD Over 65-Upper Income Casino Fund

750  PAAD Over 65-Lower Income General Fund

760  GA-General Assistance Program

761  NJFC, Other Adults, 0-23% FPL

762  NJFC, Other Adults, 24-50% FPL

763  NJFC, Other Adults, 51-100% FPL

770  Cystic Fibrosis

780  ADDP

800  Juvenile Services-Not Refugee

810  County Juvenile Services

830  Senior Gold-Disabled

840  Senior Gold-Aged

Appeal Initiator

1    Member

2    Physician

3    Facility

Appeal Stage

1    Stage 1

2    Stage 2

Appeal Type

1    Medical

2    Dental

3    Special Needs

Appeal Category

1    Denial of Inpatient Hospital Days

2    Reduction of acuity level (Inpatient)

3    Denial of surgical procedure

4    Denial of emergency services

5    Denial of outpatient medical treatment/diagnostic testing

6    Denial of outpatient rehabilitation therapy (PT, OT, Cardiac, Speech, etc.)

7    Denial of home health care

8    Denial of hospice care

9    Denial of skilled nursing facility

10   Denial of medical equipment (DME) an/or supplies

11   Denial of referral to out-of-network specialist

12   Service not a covered benefit

13   Service considered experimental/investigational

14   Service considered cosmetic, not medically necessary

15   Service considered dental, not medically necessary

16   Pharmacy

17   Other (Define)

Appeal Outcome

1    Denial Overturned

2    Denial Upheld

Expedited

-1   Yes

 0   No

                          Table 3B: Non-Utilization Management Grievances/Apeals

HMO:___________________________________

REPORTING PERIOD (YEAR/MONTH):______________________________

ORN (Original
  Recipient                                          Grievance
   Number)     Last Name  First Name  DOB  Age  PSC  Category   Date Received  Date Resolved  Description  Resolution  Satisfaction
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
             TOTAL RECEIVED____            TOTAL RESOLVED_____

                                  VALID VALUES

PROGRAM STATUS CODE (PSC)

110      OAA CN-SSI MP

120      OAA CN-Medicaid only, NMP

130      OAA CN-Categorically Related-NMP-NFM

140      OAA CN-Institutional Resident-NFM

150      PRUCOL-Aged

160      OAA CN-HCEP

170      Aged MN-No Spenddown

180      Aged MN-Spenddown

190      NJC-Aged, OCN-Optional Categorically Needy

210      DA-CN SSI MP

220      DA-CN Medicaid only-NMP

230      DA-CN Categorically Related, NMP, NFM

240      DA-CN Institutional resident, NFM

250      PRUCOL-Disabled

260      DA-CN HCEP

270      DA-MN-No Spenddown

280      DA-MN-Spenddown

290      NJC-Disabled, Optional Categorically Needy

291      Ticket to Work, 100-150% FPL

292      Ticket to Work, 151-185% FPL

293      Ticket to Work, 186-200% FPL

294      Ticket to Work, 201-250% FPL

295      Breast and Cervical Cancer

300      FC Health Access, 0-150%, Plan D Services 100% State Funds

301      FC Health Access, 151-250%, Plan D Services 100% State Funds

310      TANF & AFDC-C-CN Regular MP

320      AFDC-C-CN Regular NMP

330      AFDC-C-CN Regular-Categorically Related-NM

340      MN-Pregnant Women-No Spenddown

350      MN-Pregnant Women-Spenddown

360      MN-Child-No Spenddown

370      MN-Child-Spenddown

380      NJFC, Parents, <134% FPL

390      PEPW-Presumptive Eligibility Pregnant Women

391      NJ Suppl Prenatal Care Program-Other Pregnant Women

410      AFDC-F-CN MP-FM-Categorically

420      AFDC-F-CN NMP-FM

430      AFDC-C-CN Regular-NMP-NFM-REACH

440      AFDC-F-CN NMP-NFM-REACH

450      AFDC-N-CN Adults-MP/NMP-NFM

451      AFDC-N Adults and TANF

452      AFDC-N Adults but no TANF

460      AFDC-N-CN Children-MP/NMP-Categorically Related-FM

461      AFDC-N Children and TANF

462      AFDC-N Children but no TANF

470      AFDC-N-CN Child/Adult-NM-NF-REACH-TDI/UIB, no 3/6

480      NJ Care/KidCare-Child, Optional Categorically Needy Plan A to 100%

481      NJ Care/KidCareC-CHILD, OCN, 2-6 years to 133%

                         TABLE 3B: NON-UTILIZATION MANAGEMENT GRIEVANCES/APPEALS

CON'T PROGRAM STATUS CODE (PSC)

482      NJC Child <=1, 133% to 185%

483      NJC Child bom after 9/83, <=100%

484      NJC/KidCare Child <= 19, <=100% FPL Plan A

485      NJC/KidCare Child age 6-19, 100% to 133% FPL Plan A

486      NJC/KidCare Child Age 1-19, 133% to 150% FPL Plan B

487      NJC/KidCare Child Age 1-19, 150% to 185% FPL, premium/co-pay required
         Plan C

488      NJC/KidCare Child age 1-19, 185% to 200% FPL, premium/co-pay required
         Plan C

489      NJC/KidCare FFS newborns Plan C

490      NJC Pregnant, OCN <=100%

491      NJC Pregnant, OCN, 100-133%

492      NJC Pregnant, 133% to <=185%

493      Family income from 201% thru 250% of FPL, Child 0 to 19

494      Family income from 251% thru 300% of FPL, Child 0 to 19

495      Family income from 301% thru 350% of FPL, Child 0 to 19

496      Family income from 201% thru 350% of FPL, newborn, FFS
497      NJFC Parents 0-150% (not AFDC)

498      NJFC Parents 151-200% (not AFDC)

499      Other pregnant women 186-200%

510      AB-CN SSI MP

520      AB-CN NMP

530      AB-CN Categorically Related-NMP-NFM

540      AB-CN Institutional Resident-NFM

550      PRUCOL-Blind

560      AB-CN HCEP

570      Blind-MN-No Spenddown

580      Blind-MN-Spenddown

590      NJC-Blind-Optional Categorically Needy

591      Ticket to Work, 100-150% FPL

600      DYFS-Optional Foster Care-Adoption Assistance (County <22)

601      ISS-SSI MP (Div of Public Welfare BLO ISS, County >21)

620      DYFS-SSI/Foster Children and Adoption Assistance (DYFS County <22)

621      ISS-Medicaid Only-SSI Related (Div of Public Welfare BLO ISS, County
         >21)
630      DYFS-Title IV-E Foster Children (DYFS County <22)

631      ISS-AFDC Related AFDC Recipient (Div of Public Welfare BLO ISS, County
         >21)

640      ISS-Institutional Resident-NFM

641      CSOCI-Only

650      DYFS-State Program-NFM

700      FC HealthAccess, 0-150%, Plan H'Services 100% State Funds

701      FC HealthAccess, 151-250% Plan H Services 100% State Funds

710      MAA-NFM-Age 65 and over

730      PAAD Under 65-Disabled Casino Fund

740      PAAD Over 65-Upper Income Casino Fund

750      PAAD Over 65-Lower Income General Fund

760      GA-General Assistance Program

761      NJFC, Other Adults, 0-23%FPL

762      NJFC, Other Adults, 24-50% FPL

763      NJFC, Other Adults, 51-100% FPL

770      Cystic Fibrosis

780      ADDP

800      Juvenile Services-Not Refugee

810      County Juvenile Services

830      Senior Gold-Disabled

840      Senior Gold-Aged

GRIEVANCE CATEGORY

 1       Appointment Availability, PCP

 2       Appointment Availability, Specialist

 3       Appointment Availability, Other Type of Provider

 4       Waiting Time Too Long at Office, PCP

 5       Waiting Time Too Long at Office, Specialist

 6       Dissatisfaction with Quality of Medical Care, PCP

 7       Dissatisfaction with Quality of Medical Care, Specialist

 8       Dissatisfaction with Quality of Medical Care, Hospital

 9       Dissatisfaction with Quality of Medical Care, Other Type of Provider

10       Difficulty in Obtaining Access to a Health Care Professional after
         Hours

11       Difficulty Related to Obtaining Emergency Services

12       Dissatisfaction with Dental Services

13       Dissatisfaction with Vision Services

14 Dissatisfaction with Ancillary Services (Home health, DME, Therapy, etc.)

15       Dissatisfaction with Plan Benefit Design

16       Dissatisfaction with Provider Office Administration

17       Dissatisfaction with marketing, Member services, Member Handbook, etc.

18       Dissatisfaction with Utilization Management Appeal Process

19       Denial of Clinical Treatment for Covered Service

20       Dissatisfaction with Provider Network

21       Difficulty in Obtaining Referral to Network Specialist of Member's
         Choice

22 Difficulty in Obtaining Referrals for Ancillary Services (Home Health, DME, etc.)

23       Difficulty in Obtaining Referrals for Covered Services-Eye Care

24       Difficulty in Obtaining Referrals for Covered Services-Dental Services

25       Difficulty with Plan Policies Regarding Specialty Referrals

26       Laboratory Issues

27       Pharmacy/Formulary Issues

28       Reimbursement Problems/Unpaid Claims

MEMBER SATISFACTION

1        Satisfied

2        Not Satisfied

3        TBD

4        Unable to obtain feedback

                                           TABLE 3C: PROVIDER GRIEVANCES/APPEALS

HMO:______________________

REPORTING PERIOD (YEAR/MONTH):_____________

Provider ID
(Federal Tax                               Grievance    Date      Date                                                    Written
 ID Number)  Provider Name  Provider Type  Category   Received  Resolved  Description  Staff  Action Taken  Resolution  Notification
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
             TOTAL RECEIVED____            TOTAL RESOLVED_____

                                  VALID VALUES

PROVIDER TYPE

1        PCP

2        Specialist

3        Dental Provider

4        Hospital

5        Other Provider

 GRIEVANCE CATEGORY

1        Claim issues (reimbursement, timeliness, resubmission), PCP

2        Claim Issues (reimbursement, timeliness, resubmission), Specialist

3        Claim Issues (reimbursement, timeliness, resubmission), Hospital

4        Claim Issues (reimbursement, timeliness, resubmission), Other Provider

5        Complexity of Administrative Process

6        Difficulty Obtaining Prompt Authorization for Needed Medical Services

7        Credentialing/Recredentialing

8        Termination

9        Dissatisfaction with Provider Manual

10       Dissatisfaction with Responsiveness of Provider Services

11       Dissatisfaction with UM Appeal Process/Medical Management Guidelines

12       Dissatisfaction with Provider Network

13       Coordination of Benefits

14       Denials of service prior authorization requests

15       Denials of specialty referrals

15       Enrollee allocation inequities

16       Other (Define)

WRITTEN NOTIFICATION

-1       Yes

 0       No

                                                             STATE OF NEW JERSEY

[Reserved]

A.7.6

TABLE 4      CLAIMS LAG REPORT

A.7.6

TABLE 4      CLAIMS LAG REPORT

Table 4A

Note: Use this form to report manually submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4B. Manual claims submission shall be processed within 40 days of receipt.

Report amounts for each category of service and total listed in Column 1 in the following columns:

Non-Processed Claims from Prior Quarters (Column 2) - Enter the number of manually submitted claims on-hand that were unprocessed as of the closing date of the last quarterly period. The number should be the same as was reported in Column 16 of the prior quarterly report.

Claims Rec'd During Quarter (Column 3) - Enter the amount of all manually submitted claims that were received during the quarterly period being reported.

Total Claims (Column 4) - Enter the sum of Columns 2 and 3.

Claims Processed This Quarter (Column 5) - Enter the amount of all manually submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims

1-40 Days (Column 6) - Enter the number of manually submitted claims that were processed (either paid or denied) within 40 days of their receipt. Note: The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of the contract for further detail).

% of Total (Column 7) - Enter the percentage of manually submitted claims processed within 40 days (Compared to total claims processed. Divide Column 6 by Column 5 to arrive at percent.)

41-60 Days (Column 8) - Enter the number of manually submitted claims that were processed (either paid or denied) between 41-60 days of their receipt

% of Total (Column 9) - Enter the percentage of manually submitted claims processed between 41-60 days (Compared to total claims processed. Divide Column 8 by Column 5 to arrive at percent.)

61-90 Days (Column 10) - Enter the number of manually submitted claims that were processed (either paid or denied) between 61-90 days of their receipt.

% of Total (Column 11) - Enter the percentage of manually submitted claims processed between 61-90 days (Compared to total claims processed. Divide Column 10 by Column 5 to arrive at percent.)

91-120 Days (Column 12) - Enter the number of manually submitted claims that were processed (either paid or denied) between 91-120 days of their receipt

% of Total (Column 13) - Enter the percentage of manually submitted claims processed between 91-120 days of their receipt (Compared to total claims processed. Divide Column 12 by Column 5 to arrive at percent.)

>120 Days (Column 14) - Enter the number of manually submitted claims that were processed (either paid or denied) after 120 days of their receipt.

% of Total (Column 15) - Enter the percentage of manually submitted claims processed after 120 days (Compared to total claims processed. Divide Column 14 by Column 5 to arrive at percent.)

Non-processed Claims on Hand at End of Quarter (Column 16) - Enter the number of manually submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in Column 2 of next quarter report.

% of Claims Not Processed at End of Quarter (Column 17) - Divide Column 16 by Column 4 to arrive at percent.

Table 4B

Note: Use this form to report electronically submitted claims that were processed during the quarterly period. Claims submitted and processed electronically must be reported separately on Table 4A. Electronic claims submission shall be processed within 30 days of receipt.

Report amounts for each category of service and total listed in Column 1 in the following columns:

Non-Processed Claims from Prior Quarters (Column 2) - Enter the number of electronically submitted claims on-hand that were unprocessed as of the closing date of the last quarterly period. The number should be the same as was reported in Column 16 of the prior quarterly report.

Claims Rec'd During Quarter (Column 3) - Enter the amount of all electronically submitted claims that were received during the quarterly period being reported.

Total Claims (Column 4) - Enter the sum of Columns 2 and 3.

Claims Processed This Quarter (Column 5) - Enter the amount of all electronically submitted claims processed (both paid and denied) during the quarterly period being reported. Do not count pended claims

1-30 Days (Column 6) - Enter the number of electronically submitted claims that were processed (either paid or denied) within 40 days of their receipt. Note:
The number of days required to process a claim is calculated by comparing the date the claim was received by the contractor to the date the claim was paid or denied by the contractor (See Article 7.16.5 of the contract for further detail).

% of Total (Column 7) - Enter the percentage of electronically submitted claims processed within 40 days (Compared to total claims processed. Divide Column 6 by Column 5 to arrive at percent.)

31-60 Days (Column 8) - Enter the number of electronically submitted claims that were processed (either paid or denied) between 41-60 days of their receipt

% of Total (Column 9) - Enter the percentage of electronically submitted claims processed between 41-60 days (Compared to total claims processed. Divide Column 8 by Column 5 to arrive at percent.)

61-90 Days (Column 10) - Enter the number of electronically submitted claims that were processed (either paid or denied) between 61-90 days of their receipt.

% of Total (Column 11) - Enter the percentage of electronically submitted claims processed between 61-90 days (Compared to total claims processed. Divide Column 10 by Column 5 to arrive at percent.)

91-120 Days (Column 12) - Enter the number of electronically submitted claims that were processed (either paid or denied) between 91-120 days of their receipt

% of Total (Column 13) - Enter the percentage of electronically submitted claims processed between 91-120 days of their receipt (Compared to total claims processed. Divide Column 12 by Column 5 to arrive at percent.)

>120 Days (Column 14) - Enter the number of electronically submitted claims that were processed (either paid or denied) after 120 days of their receipt.

% of Total (Column 15) - Enter the percentage of electronically submitted claims processed after 120 days (Compared to total claims processed. Divide Column 14 by Column 5 to arrive at percent.)

Non-processed Claims on Hand at End of Quarter (Column 16) - Enter the number of electronically submitted claims on hand that were not processed as of closing date of the last report period. (Should be the difference of Column 4 minus Column 5). Same number should match number of claims entered in Column 2 of next quarter report.

% of Claims Not Processed at End of Quarter (Column 17) - Divide Column 16 by Column 4 to arrive at percent.

                                                STATE OF NEW JERSEY
Plan Name______________________                       Quarter Ending____________

                                    TABLE 4A

                 CLAIMS LAG REPORT FOR MANUALLY SUBMITTED CLAIMS

------------------------------------------------------------------------------------------------------------------------------
         1                   2             3         4            5                      Claims Processed During Quarter
-------------------------------------------------------------------------    6      7      8      9     10     11      12
                                                                           ---------------------------------------------------
                             Non-                              Claims
                          Processed     Claims                Processed
                            Claims      Rec'd      Total     This Quarter
                          From Prior    During     Claims     (cols 6+8    01-40  % of   41-60  % of   61-90  % of   91-120
  Category of Services     Quarters    Quarter   (cols 2+3)   +10+12+14)   Days   Total  Days   Total  Days   Total   Days
------------------------------------------------------------------------------------------------------------------------------
Inpatient Hospital
------------------------------------------------------------------------------------------------------------------------------
Primary Care
------------------------------------------------------------------------------------------------------------------------------
Physician Specialty
Services
------------------------------------------------------------------------------------------------------------------------------
Hospital Outpatient
------------------------------------------------------------------------------------------------------------------------------
Other Professional
Services
------------------------------------------------------------------------------------------------------------------------------
Emergency Room
------------------------------------------------------------------------------------------------------------------------------
DME/Medical Supplies
------------------------------------------------------------------------------------------------------------------------------
Prosthetics & Orthotics
------------------------------------------------------------------------------------------------------------------------------
Dental
------------------------------------------------------------------------------------------------------------------------------
Pharmacy
------------------------------------------------------------------------------------------------------------------------------
AIDS/HIV Reimbursable
Drugs
------------------------------------------------------------------------------------------------------------------------------
Home Health Care
------------------------------------------------------------------------------------------------------------------------------
Transportation
------------------------------------------------------------------------------------------------------------------------------
Lab & X-ray
------------------------------------------------------------------------------------------------------------------------------
Vision Care &
Eyeglasses
------------------------------------------------------------------------------------------------------------------------------
Mental Health/Substance
Abuse
------------------------------------------------------------------------------------------------------------------------------
Other Medical
------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
         1                            Claims Processed During Quarter
----------------------     13       14     15         16                17
                       ------------------------------------------------------------
                                                      Non-
                                                   Processed      % of Claims Not
                                                   Claims on    Processed at End of
                          % of     >120   % of    Hand at End         Quarter
  Category of Services    Total    Days   Total   of Quarter      (col 16 + col 4)
-----------------------------------------------------------------------------------
Inpatient Hospital
-----------------------------------------------------------------------------------
Primary Care
-----------------------------------------------------------------------------------
Physician Specialty
Services
-----------------------------------------------------------------------------------
Hospital Outpatient
-----------------------------------------------------------------------------------
Other Professional
Services
-----------------------------------------------------------------------------------
Emergency Room
-----------------------------------------------------------------------------------
DME/Medical Supplies
-----------------------------------------------------------------------------------
Prosthetics & Orthotics
-----------------------------------------------------------------------------------
Dental
-----------------------------------------------------------------------------------
Pharmacy
-----------------------------------------------------------------------------------
AIDS/HIV Reimbursable
Drugs
-----------------------------------------------------------------------------------
Home Health Care
-----------------------------------------------------------------------------------
Transportation
-----------------------------------------------------------------------------------
Lab & X-ray
-----------------------------------------------------------------------------------
Vision Care &
Eyeglasses
-----------------------------------------------------------------------------------
Mental Health/Substance
Abuse
-----------------------------------------------------------------------------------
Other Medical
-----------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------

Plan Name_______________                          Quarter Ending_______________

                                TABLE 4B

             CLAIMS LAG REPORT FOR ELECTRONICALLY SUBMITTED CLAIMS

------------------------------------------------------------------------------------------------------------------------------
         1                   2             3         4            5                      Claims Processed During Quarter
-------------------------------------------------------------------------    6      7      8      9     10     11      12
                                                                           ---------------------------------------------------
                            Non-                               Claims
                          Processed     Claims                Processed
                           Claims       Rec'd      Total     This Quarter
                          From Prior    During     Claims     (cols 6+8    01-30  % of   31-60  % of   61-90  % of   91-120
  Category of Services     Quarters    Quarter  (cols 2+3)   +10+12+14)    Days   Total  Days   Total  Days   Total   Days
------------------------------------------------------------------------------------------------------------------------------
Inpatient Hospital
------------------------------------------------------------------------------------------------------------------------------
Primary Care
------------------------------------------------------------------------------------------------------------------------------
Physician Specialty
Services
------------------------------------------------------------------------------------------------------------------------------
Hospital Outpatient
------------------------------------------------------------------------------------------------------------------------------
Other Professional
Services
------------------------------------------------------------------------------------------------------------------------------
Emergency Room
------------------------------------------------------------------------------------------------------------------------------
DME/Medical Supplies
------------------------------------------------------------------------------------------------------------------------------
Prosthetics & Orthotics
------------------------------------------------------------------------------------------------------------------------------
Dental
------------------------------------------------------------------------------------------------------------------------------
Pharmacy
------------------------------------------------------------------------------------------------------------------------------
AIDS/HIV Reimbursable
Drugs
------------------------------------------------------------------------------------------------------------------------------
Home Health Care
------------------------------------------------------------------------------------------------------------------------------
Transportation
------------------------------------------------------------------------------------------------------------------------------
Lab & X-ray
------------------------------------------------------------------------------------------------------------------------------
Vision Care & Eyeglasses
------------------------------------------------------------------------------------------------------------------------------
Mental Health/Substance Abuse
------------------------------------------------------------------------------------------------------------------------------
Other Medical
------------------------------------------------------------------------------------------------------------------------------
Total
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
         1                             Claims Processed During Quarter
-----------------------    13       14     15         16                17
                        -----------------------------------------------------------
                                                      Non-
                                                   Processed      % of Claims Not
                                                   Claims on    Processed at End of
                          % of     >120   % of    Hand at End         Quarter
  Category of Services    Total    Days   Total   of Quarter      (col 16 + col 4)
-----------------------------------------------------------------------------------
Inpatient Hospital
-----------------------------------------------------------------------------------
Primary Care
-----------------------------------------------------------------------------------
Physician Specialty
Services
-----------------------------------------------------------------------------------
Hospital Outpatient
-----------------------------------------------------------------------------------
Other Professional
Services
-----------------------------------------------------------------------------------
Emergency Room
-----------------------------------------------------------------------------------
DME/Medical Supplies
-----------------------------------------------------------------------------------
Prosthetics & Orthotics
-----------------------------------------------------------------------------------
Dental
-----------------------------------------------------------------------------------
Pharmacy
-----------------------------------------------------------------------------------
AIDS/HIV Reimbursable
Drugs
-----------------------------------------------------------------------------------
Home Health Care
-----------------------------------------------------------------------------------
Transportation
-----------------------------------------------------------------------------------
Lab & X-ray
-----------------------------------------------------------------------------------
Vision Care & Eyeglasses                        <
-----------------------------------------------------------------------------------
Mental Health/Substance Abuse
-----------------------------------------------------------------------------------
Other Medical
-----------------------------------------------------------------------------------
Total
-----------------------------------------------------------------------------------

A.7.7

TABLE 5   HOSPITAL SPECIFIC DATA

Table 5

In Table 5, the contractor shall report hospital-specific data for Medicaid and NJ FamilyCare enrollees for whom hospital services were rendered during the year. The first year to be reported shall be calendar year 2001, due by March 1, 2003. Subsequent reporting shall follow this model. The contractor must provide data in Excel format (hard copy and electronically) only for those hospitals listed on the spreadsheet. The contractor must combine data for hospitals to which the contractor has assigned multiple provider numbers. The data elements required for each hospital include:

                  Number of discharges
                  Patient Days
                  Outpatient visits
                  Inpatient charges
                  Inpatient payments
                  Outpatient charges
                  Outpatient payments

Use discharge date as service date for inpatient services.

           TABLE 5 -- HMO HOSPITAL DATA

NAME OF HMO:

                                                         MEDICAID ENROLLEES
===========================================================================================================================
                                                                           CALENDAR YEAR 2001*
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      ATLANTIC CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      BARNERT MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYONNE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYSHORE COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BERGEN REGIONAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      BURDETTE TOMLIN MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM - FULD CAMPUS
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM AT MERCER
---------------------------------------------------------------------------------------------------------------------------
      CATHEDRAL HEALTHCARE SYS.-ST.MICHAEL'S
---------------------------------------------------------------------------------------------------------------------------
      CENTRASTATE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      CHILTON MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CHRIST HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CLARA MAASS MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COLUMBUS HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      COMMUNITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COOPER HOSPITAL/UNIVERSITY MED CTR
---------------------------------------------------------------------------------------------------------------------------
      DEBORAH HEART AND LUNG CENTER
---------------------------------------------------------------------------------------------------------------------------
      EAST ORANGE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      ENGLEWOOD HOSPITAL & M.C.
---------------------------------------------------------------------------------------------------------------------------
      GENERAL HOSPITAL CENTER AT PASSAIC
---------------------------------------------------------------------------------------------------------------------------
      GREENVILLE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HACKENSACK UNIV. M.C.
---------------------------------------------------------------------------------------------------------------------------
      HACKETTSTOWN COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOLY NAME HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOSPITAL CENTER AT ORANGE
---------------------------------------------------------------------------------------------------------------------------
      HUNTERDON MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      IRVINGTON GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      JERSEY CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JERSEY SHORE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JFK MEDICAL CTR @ EDISON
---------------------------------------------------------------------------------------------------------------------------
      KENNEDY HEALTH SYSTEM (VOORHEES)
---------------------------------------------------------------------------------------------------------------------------
      KIMBALL MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MEADOWLANDS HOSPITAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER AT PRINCETON
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER OF OCEAN COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MEMORIAL HOSPITAL OF SALEM COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MONMOUTH MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MONTCLAIR COMMUNITY HOSPITAL-CLOSED
---------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

====================================================================================================================================
                                                                                    CALENDAR YEAR 2001*
                                                       -----------------------------------------------------------------------------
HOSP                                                     NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #                      HOSPITAL NAME                  DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
====================================================================================================================================
      MORRISTOWN MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      MOUNTAINSIDE M.C.
------------------------------------------------------------------------------------------------------------------------------------
      MUHLENBURG MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      NEWARK BETH ISRAEL MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      NEWTON MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      OUR LADY OF LOURDES HEALTH SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
      OVERLOOK HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      PALISADES M.C.
------------------------------------------------------------------------------------------------------------------------------------
      PASCACK VALLEY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      PASSAIC BETH ISRAEL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      RAHWAY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      RANCOCAS HOSPITAL (FORMERLY ZURBRUGG)
------------------------------------------------------------------------------------------------------------------------------------
      RARITAN BAY MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      RIVERVIEW M.C.
------------------------------------------------------------------------------------------------------------------------------------
      ROBERT WOOD JOHNSON UNIVERSITY HOSP.
------------------------------------------------------------------------------------------------------------------------------------
      RWJ UNIVERSITY HOSP @ HAMILTON
------------------------------------------------------------------------------------------------------------------------------------
      SAINT BARNABAS MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC. /DENVILLE
------------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./ DOVER
------------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./ SUSSEX (WALLKILL)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS HOSPITAL-J.C.(BON SECOURS)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS MEDICAL CENTER (TRENTON)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT JAMES HOSP. (CATHEDRAL HEALTHCARE)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT JOSEPH'S HOSPITAL & M.C.
------------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY HOSPITAL-HOBOKEN (BON SECOURS)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY'S HOSPITAL-PASSAIC
------------------------------------------------------------------------------------------------------------------------------------
      SAINT PETER'S UNIV. HOSP
------------------------------------------------------------------------------------------------------------------------------------
      SHORE MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      SOMERSET MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH AMBOY MEMORIAL HOSPITAL-CLOSED
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-ELMER DIV.
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSPITAL-MILLVILLE DIV.
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-NEWCOMB DIV.
------------------------------------------------------------------------------------------------------------------------------------
      SOUTHERN OCEAN COUNTY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSP - ELIZABETH GENERAL HOSP
------------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSPITAL - SAINT ELIZABETH M.C.
------------------------------------------------------------------------------------------------------------------------------------
      UMDNJ - UNIVERSITY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      UNDERWOOD-MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      UNION HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      UNITED HOSPITAL MEDICAL CENTER-CLOSED
------------------------------------------------------------------------------------------------------------------------------------
      VALLEY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      VIRTUA HEALTH (FORMERLY W. JERSEY HEALTH)
------------------------------------------------------------------------------------------------------------------------------------
      VIRTUA-'MEMORIAL HOSPITAL OF BURLINGTON CO
------------------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

===========================================================================================================================
                                                                           CALENDAR YEAR 2001*
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      WARREN HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WAYNE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WEST HUDSON HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM B. KESSLER MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      TOTALS                                           0        0           0          0          0           0           0

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

Name of HMO:

                                                        NJ FAMILY CARE      PARENTS UP TO 133% OF THE FEDERAL POVERTY LEVEL
===========================================================================================================================
                                                                           CALENDAR YEAR 2001*
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      ATLANTIC CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      BARNERT MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYONNE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYSHORE COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BERGEN REGIONAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      BURDETTE TOMLIN MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM - FULD CAMPUS
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM AT MERCER
---------------------------------------------------------------------------------------------------------------------------
      CATHEDRAL HEALTHCARE SYS.-ST.MICHAEL'S
---------------------------------------------------------------------------------------------------------------------------
      CENTRASTATE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      CHILTON MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CHRIST HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CLARA MAASS MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COLUMBUS HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      COMMUNITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COOPER HOSPITAL/UNIVERSITY MED CTR
---------------------------------------------------------------------------------------------------------------------------
      DEBORAH HEART AND LUNG CENTER
---------------------------------------------------------------------------------------------------------------------------
      EAST ORANGE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      ENGLEWOOD HOSPITAL & M.C.
---------------------------------------------------------------------------------------------------------------------------
      GENERAL HOSPITAL CENTER AT PASSAIC
---------------------------------------------------------------------------------------------------------------------------
      GREENVILLE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HACKENSACK UNIV. M.C.
---------------------------------------------------------------------------------------------------------------------------
      HACKETTSTOWN COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOLY NAME HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOSPITAL CENTER AT ORANGE
---------------------------------------------------------------------------------------------------------------------------
      HUNTERDON MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      IRVINGTON GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      JERSEY CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JERSEY SHORE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JFK MEDICAL CTR @ EDISON
---------------------------------------------------------------------------------------------------------------------------
      KENNEDY HEALTH SYSTEM (VOORHEES)
---------------------------------------------------------------------------------------------------------------------------
      KIMBALL MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MEADOWLANDS HOSPITAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER AT PRINCETON
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER OF OCEAN COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MEMORIAL HOSPITAL OF SALEM COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MONMOUTH MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES

           TABLE 5 -- HMO HOSPITAL DATA

====================================================================================================================================
                                                                                    CALENDAR YEAR 2001*
                                                       -----------------------------------------------------------------------------
HOSP                                                     NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #                      HOSPITAL NAME                  DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
====================================================================================================================================
      MONTCLAIR COMMUNITY HOSPITAL-CLOSED
------------------------------------------------------------------------------------------------------------------------------------
      MORRISTOWN MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      MOUNTAINSIDE M.C.
------------------------------------------------------------------------------------------------------------------------------------
      MUHLENBURG MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      NEWARK BETH ISRAEL MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      NEWTON MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      OUR LADY OF LOURDES HEALTH SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
      OVERLOOK HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      PALISADES M.C.
------------------------------------------------------------------------------------------------------------------------------------
      PASCACK VALLEY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      PASSAIC BETH ISRAEL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      RAHWAY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      RANCOCAS HOSPITAL (FORMERLY ZURBRUGG)
------------------------------------------------------------------------------------------------------------------------------------
      RARITAN BAY MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      RIVERVIEW M.C.
------------------------------------------------------------------------------------------------------------------------------------
      ROBERT WOOD JOHNSON UNIVERSITY HOSP.
------------------------------------------------------------------------------------------------------------------------------------
      RWJ UNIVERSITY HOSP @ HAMILTON
------------------------------------------------------------------------------------------------------------------------------------
      SAINT BARNABAS MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC. /DENVILLE
------------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./ DOVER
------------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./ SUSSEX (WALLKILL)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS HOSPITAL-J.C.(BON SECOURS)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS MEDICAL CENTER (TRENTON)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT JAMES HOSP. (CATHEDRAL HEALTHCARE)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT JOSEPH'S HOSPITAL & M.C.
------------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY HOSPITAL-HOBOKEN (BON SECOURS)
------------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY'S HOSPITAL-PASSAIC
------------------------------------------------------------------------------------------------------------------------------------
      SAINT PETER'S UNIV. HOSP
------------------------------------------------------------------------------------------------------------------------------------
      SHORE MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      SOMERSET MEDICAL CENTER
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH AMBOY MEMORIAL HOSPITAL-CLOSED
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-ELMER DIV.
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSPITAL-MILLVILLE DIV.
------------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-NEWCOMB DIV.
------------------------------------------------------------------------------------------------------------------------------------
      SOUTHERN OCEAN COUNTY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSP - ELIZABETH GENERAL HOSP
------------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSPITAL - SAINT ELIZABETH M.C.
------------------------------------------------------------------------------------------------------------------------------------
      UMDNJ - UNIVERSITY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      UNDERWOOD-MEMORIAL HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      UNION HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      UNITED HOSPITAL, MEDICAL CENTER-CLOSED
------------------------------------------------------------------------------------------------------------------------------------
      VALLEY HOSPITAL
------------------------------------------------------------------------------------------------------------------------------------
      VIRTUA HEALTH (FORMERLY W. JERSEY HEALTH)
------------------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES

           TABLE 5 -- HMO HOSPITAL DATA

===========================================================================================================================
                                                                           CALENDAR YEAR 2001*
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      VIRTUA-'MEMORIAL HOSPITAL OF BURLINGTON CO
---------------------------------------------------------------------------------------------------------------------------
      WARREN HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WAYNE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WEST HUDSON HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM B. KESSLER MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      TOTALS                                           0        0           0          0          0           0           0

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES

           TABLE 5 -- HMO HOSPITAL DATA

NAME OF HMO:

            NJ FAMILY CARE - ALL OTHER                                     CALENDAR YEAR 2001*
===========================================================================================================================
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      ATLANTIC CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      BARNERT MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYONNE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYSHORE COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BERGEN REGIONAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      BURDETTE TOMLIN MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM - FULD CAMPUS
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM AT MERCER
---------------------------------------------------------------------------------------------------------------------------
      CATHEDRAL HEALTHCARE SYS.-ST.MICHAEL'S
---------------------------------------------------------------------------------------------------------------------------
      CENTRASTATE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      CHILTON MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CHRIST HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CLARA MAASS MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COLUMBUS HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      COMMUNITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COOPER HOSPITAL/UNIVERSITY MED CTR
---------------------------------------------------------------------------------------------------------------------------
      DEBORAH HEART AND LUNG CENTER
---------------------------------------------------------------------------------------------------------------------------
      EAST ORANGE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      ENGLEWOOD HOSPITAL & M.C.
---------------------------------------------------------------------------------------------------------------------------
      GENERAL HOSPITAL CENTER AT PASSAIC
---------------------------------------------------------------------------------------------------------------------------
      GREENVILLE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HACKENSACK UNIV. M.C.
---------------------------------------------------------------------------------------------------------------------------
      HACKETTSTOWN COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOLY NAME HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOSPITAL CENTER AT ORANGE
---------------------------------------------------------------------------------------------------------------------------
      HUNTERDON MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      IRVINGTON GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      JERSEY CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JERSEY SHORE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JFK MEDICAL CTR @ EDISON
---------------------------------------------------------------------------------------------------------------------------
      KENNEDY HEALTH SYSTEM (VOORHEES)
---------------------------------------------------------------------------------------------------------------------------
      KIMBALL MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MEADOWLANDS HOSPITAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER AT PRINCETON
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER OF OCEAN COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MEMORIAL HOSPITAL OF SALEM COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MONMOUTH MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MONTCLAIR COMMUNITY HOSPITAL-CLOSED
---------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

====================================================================================================================================
                                                       -----------------------------------------------------------------------------
HOSP                                                     NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #                      HOSPITAL NAME                  DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
====================================================================================================================================
      MORRISTOWN MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      MOUNTAINSIDE M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      MUHLENBURG MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      NEWARK BETH ISRAEL MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      NEWTON MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      OUR LADY OF LOURDES HEALTH SYSTEM
-----------------------------------------------------------------------------------------------------------------------------------
      OVERLOOK HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      PALISADES M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      PASCACK VALLEY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      PASSAIC BETH ISRAEL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      RAHWAY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      RANCOCAS HOSPITAL (FORMERLY ZURBRUGG)
-----------------------------------------------------------------------------------------------------------------------------------
      RARITAN BAY MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      RIVERVIEW M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      ROBERT WOOD JOHNSON UNIVERSITY HOSP.
-----------------------------------------------------------------------------------------------------------------------------------
      RWJ UNIVERSITY HOSP @ HAMILTON
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT BARNABAS MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./DENVILLE
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./DOVER
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./SUSSEX (WALLKILL)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS HOSPITAL-J.C.(BON SECOURS)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS MEDICAL CENTER (TRENTON)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT JAMES HOSP.(CATHEDRAL HEALTHCARE)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT JOSEPH'S HOSPITAL & M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY HOSPITAL-HOBOKEN (BON SECOURS)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY'S HOSPITAL-PASSAIC
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT PETER'S UNIV. HOSP
-----------------------------------------------------------------------------------------------------------------------------------
      SHORE MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      SOMERSET MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH AMBOY MEMORIAL HOSPITAL-CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-ELMER DIV.
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSPITAL-MILLVILLE DIV.
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-NEWCOMB DIV.
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTHERN OCEAN COUNTY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSP - ELIZABETH GENERAL HOSP
-----------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSPITAL - SAINT ELIZABETH M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      UMDNJ - UNIVERSITY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      UNDERWOOD-MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      UNION HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      UNITED HOSPITAL MEDICAL CENTER-CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
      VALLEY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      VIRTUA HEALTH (FORMERLY W. JERSEY HEALTH)
-----------------------------------------------------------------------------------------------------------------------------------
      VIRTUA-MEMORIAL HOSPITAL OF BURLINGTON CO
-----------------------------------------------------------------------------------------------------------------------------------


*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

===========================================================================================================================
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      WARREN HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WAYNE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WEST HUDSON HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM B. KESSLER MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      TOTALS
---------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

NAME OF HMO:

               NJ KIDCARE HMO PLAN A
===========================================================================================================================
                                                                           CALENDAR YEAR 2001*
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      ATLANTIC CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      BARNERT MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYONNE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BAYSHORE COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      BERGEN REGIONAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      BURDETTE TOMLIN MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM - FULD CAMPUS
---------------------------------------------------------------------------------------------------------------------------
      CAPITAL HEALTH SYSTEM AT MERCER
---------------------------------------------------------------------------------------------------------------------------
      CATHEDRAL HEALTHCARE SYS.-ST.MICHAEL'S
---------------------------------------------------------------------------------------------------------------------------
      CENTRASTATE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      CHILTON MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CHRIST HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      CLARA MAASS MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COLUMBUS HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      COMMUNITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      COOPER HOSPITAL/UNIVERSITY MED CTR
---------------------------------------------------------------------------------------------------------------------------
      DEBORAH HEART AND LUNG CENTER
---------------------------------------------------------------------------------------------------------------------------
      EAST ORANGE GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      ENGLEWOOD HOSPITAL & M.C.
---------------------------------------------------------------------------------------------------------------------------
      GENERAL HOSPITAL CENTER AT PASSAIC
---------------------------------------------------------------------------------------------------------------------------
      GREENVILLE HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HACKENSACK UNIV. M.C.
---------------------------------------------------------------------------------------------------------------------------
      HACKETTSTOWN COMMUNITY HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOLY NAME HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      HOSPITAL CENTER AT ORANGE
---------------------------------------------------------------------------------------------------------------------------
      HUNTERDON MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      IRVINGTON GENERAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      JERSEY CITY MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JERSEY SHORE MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      JFK MEDICAL CTR @ EDISON
---------------------------------------------------------------------------------------------------------------------------
      KENNEDY HEALTH SYSTEM(VOORHEES)
---------------------------------------------------------------------------------------------------------------------------
      KIMBALL MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MEADOWLANDS HOSPITAL M.C.
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER AT PRINCETON
---------------------------------------------------------------------------------------------------------------------------
      MEDICAL CENTER OF OCEAN COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MEMORIAL HOSPITAL OF SALEM COUNTY
---------------------------------------------------------------------------------------------------------------------------
      MONMOUTH MEDICAL CENTER
---------------------------------------------------------------------------------------------------------------------------
      MONTCLAIR COMMUNITY HOSPITAL-CLOSED
---------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

===================================================================================================================================
                                                                                    CALENDAR YEAR 2001*
                                                       -----------------------------------------------------------------------------
HOSP                                                     NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #                      HOSPITAL NAME                  DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===================================================================================================================================
      MORRISTOWN MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      MOUNTAINSIDE M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      MUHLENBURG MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      NEWARK BETH ISRAEL MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      NEWTON MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      OUR LADY OF LOURDES HEALTH SYSTEM
-----------------------------------------------------------------------------------------------------------------------------------
      OVERLOOK HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      PALISADES M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      PASCACK VALLEY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      PASSAIC BETH ISRAEL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      RAHWAY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      RANCOCAS HOSPITAL (FORMERLY ZURBRUGG)
-----------------------------------------------------------------------------------------------------------------------------------
      RARITAN BAY MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      RIVERVIEW M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      ROBERT WOOD JOHNSON UNIVERSITY HOSP.
-----------------------------------------------------------------------------------------------------------------------------------
      RWJ UNIVERSITY HOSP @ HAMILTON
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT BARNABAS MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC. /DENVILLE
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./ DOVER
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT CLARE'S HOSPITAL, INC./ SUSSEX (WALLKILL)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS HOSPITAL-J.C.(BON SECOURS)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT FRANCIS MEDICAL CENTER (TRENTON)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT JAMES HOSP. (CATHEDRAL HEALTHCARE)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT JOSEPH'S HOSPITAL & M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY HOSPITAL-HOBOKEN (BON SECOURS)
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT MARY'S HOSPITAL-PASSAIC
-----------------------------------------------------------------------------------------------------------------------------------
      SAINT PETER'S UNIV. HOSP
-----------------------------------------------------------------------------------------------------------------------------------
      SHORE MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      SOMERSET MEDICAL CENTER
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH AMBOY MEMORIAL HOSPITAL-CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-ELMER DIV.
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSPITAL-MILLVILLE DIV.
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTH JERSEY HOSP-NEWCOMB DIV.
-----------------------------------------------------------------------------------------------------------------------------------
      SOUTHERN OCEAN COUNTY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSP - ELIZABETH GENERAL HOSP
-----------------------------------------------------------------------------------------------------------------------------------
      TRINITAS HOSPITAL - SAINT ELIZABETH M.C.
-----------------------------------------------------------------------------------------------------------------------------------
      UMDNJ - UNIVERSITY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      UNDERWOOD-MEMORIAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      UNION HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      UNITED HOSPITAL MEDICAL CENTER-CLOSED
-----------------------------------------------------------------------------------------------------------------------------------
      VALLEY HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      VIRTUA HEALTH (FORMERLY W. JERSEY HEALTH
-----------------------------------------------------------------------------------------------------------------------------------
      VIRTUA-MEMORIAL HOSPITAL OF BURLINGTON CO
-----------------------------------------------------------------------------------------------------------------------------------
      WARREN HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------
      WAYNE GENERAL HOSPITAL
-----------------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

           TABLE 5 -- HMO HOSPITAL DATA

===========================================================================================================================
                                                                           CALENDAR YEAR 2001*
                                              -----------------------------------------------------------------------------
HOSP                                            NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
 #              HOSPITAL NAME                 DISCHARGES   DAYS      VISITS     CHARGES   PAYMENTS    CHARGES     PAYMENTS
===========================================================================================================================
      WEST HUDSON HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM B. KESSLER MEMORIAL HOSPITAL
---------------------------------------------------------------------------------------------------------------------------
      TOTALS                                           0        0           0          0          0           0           0

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

          TABLE 5 -- HMO HOSPITAL DATA

NAME OF HMO:

          NJ KIDCARE HMO PLANS B, C OR D

===============================================================================================================================
                                                                               CALENDAR YEAR 2001 *
                                                  -----------------------------------------------------------------------------
  HOSP                                              NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
   #                    HOSPITAL NAME             DISCHARGES    DAYS     VISITS     CHARGES   PAYMENTS   CHARGES     PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
          ATLANTIC CITY MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          BARNERT MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          BAYONNE HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          BAYSHORE COMMUNITY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          BERGEN REGIONAL M.C.
-------------------------------------------------------------------------------------------------------------------------------
          BURDETTE TOMLIN MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          CAPITAL HEALTH SYSTEM - FULD CAMPUS
-------------------------------------------------------------------------------------------------------------------------------
          CAPITAL HEALTH SYSTEM AT MERCER
-------------------------------------------------------------------------------------------------------------------------------
          CATHEDRAL HEALTHCARE SYS.-ST.MICHAEL'S
-------------------------------------------------------------------------------------------------------------------------------
          CENTRASTATE MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          CHILTON MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          CHRIST HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          CLARA MAASS MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          COLUMBUS HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          COMMUNITY MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          COOPER HOSPITAL/UNIVERSITY MED CTR
-------------------------------------------------------------------------------------------------------------------------------
          DEBORAH HEART AND LUNG CENTER
-------------------------------------------------------------------------------------------------------------------------------
          EAST ORANGE GENERAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          ENGLEWOOD HOSPITAL & M.C.
-------------------------------------------------------------------------------------------------------------------------------
          GENERAL HOSPITAL CENTER AT PASSAIC
-------------------------------------------------------------------------------------------------------------------------------
          GREENVILLE HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          HACKENSACK UNIV. M.C.
-------------------------------------------------------------------------------------------------------------------------------
          HACKETTSTOWN COMMUNITY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          HOLY NAME HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          HOSPITAL CENTER AT ORANGE
-------------------------------------------------------------------------------------------------------------------------------
          HUNTERDON MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          IRVINGTON GENERAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          JERSEY CITY MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          JERSEY SHORE MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          JFK MEDICAL CTR @ EDISON
-------------------------------------------------------------------------------------------------------------------------------
          KENNEDY HEALTH SYSTEM (VOORHEES)
-------------------------------------------------------------------------------------------------------------------------------
          KIMBALL MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          MEADOWLANDS HOSPITAL M.C.
-------------------------------------------------------------------------------------------------------------------------------
          MEDICAL CENTER AT PRINCETON
-------------------------------------------------------------------------------------------------------------------------------
          MEDICAL CENTER OF OCEAN COUNTY
-------------------------------------------------------------------------------------------------------------------------------
          MEMORIAL HOSPITAL OF SALEM COUNTY
-------------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

          TABLE 5 -- HMO HOSPITAL DATA

===============================================================================================================================
                                                                               CALENDAR YEAR 2001 *
                                                  -----------------------------------------------------------------------------
  HOSP                                              NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
   #                    HOSPITAL NAME             DISCHARGES    DAYS     VISITS     CHARGES   PAYMENTS   CHARGES     PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
          MONMOUTH MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          MONTCLAIR COMMUNITY HOSPITAL-CLOSED
-------------------------------------------------------------------------------------------------------------------------------
          MORRISTOWN MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          MOUNTAINSIDE M.C.
-------------------------------------------------------------------------------------------------------------------------------
          MUHLENBURG MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          NEWARK BETH ISRAEL MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          NEWTON MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          OUR LADY OF LOURDES HEALTH SYSTEM
-------------------------------------------------------------------------------------------------------------------------------
          OVERLOOK HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          PALISADES M.C.
-------------------------------------------------------------------------------------------------------------------------------
          PASCACK VALLEY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          PASSAIC BETH ISRAEL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          RAHWAY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          RANCOCAS HOSPITAL (FORMERLY ZURBRUGG)
-------------------------------------------------------------------------------------------------------------------------------
          RARITAN BAY MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          RIVERVIEW M.C.
-------------------------------------------------------------------------------------------------------------------------------
          ROBERT WOOD JOHNSON UNIVERSITY HOSP.
-------------------------------------------------------------------------------------------------------------------------------
          RWJ UNIVERSITY HOSP @ HAMILTON
-------------------------------------------------------------------------------------------------------------------------------
          SAINT BARNABAS MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          SAINT CLARE'S HOSPITAL, INC. /DENVILLE
-------------------------------------------------------------------------------------------------------------------------------
          SAINT CLARE'S HOSPITAL, INC./ DOVER
-------------------------------------------------------------------------------------------------------------------------------
          SAINT CLARE'S HOSPITAL, INC./ SUSSEX (WALLKILL)
-------------------------------------------------------------------------------------------------------------------------------
          SAINT FRANCIS HOSPITAL-J.C.(BON SECOURS)
-------------------------------------------------------------------------------------------------------------------------------
          SAINT FRANCIS MEDICAL CENTER (TRENTON)
-------------------------------------------------------------------------------------------------------------------------------
          SAINT JAMES HOSP. (CATHEDRAL HEALTHCARE)
-------------------------------------------------------------------------------------------------------------------------------
          SAINT JOSEPH'S HOSPITAL & M.C.
-------------------------------------------------------------------------------------------------------------------------------
          SAINT MARY HOSPITAL-HOBOKEN (BON SECOURS)
-------------------------------------------------------------------------------------------------------------------------------
          SAINT MARY'S HOSPITAL-PASSAIC
-------------------------------------------------------------------------------------------------------------------------------
          SAINT PETER'S UNIV. HOSP
-------------------------------------------------------------------------------------------------------------------------------
          SHORE MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          SOMERSET MEDICAL CENTER
-------------------------------------------------------------------------------------------------------------------------------
          SOUTH AMBOY MEMORIAL HOSPITAL-CLOSED
-------------------------------------------------------------------------------------------------------------------------------
          SOUTH JERSEY HOSP-ELMER DIV.
-------------------------------------------------------------------------------------------------------------------------------
          SOUTH JERSEY HOSPITAL-MILLVILLE DIV.
-------------------------------------------------------------------------------------------------------------------------------
          SOUTH JERSEY HOSP-NEWCOMB DIV.
-------------------------------------------------------------------------------------------------------------------------------
          SOUTHERN OCEAN COUNTY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          TRINITAS HOSP - ELIZABETH GENERAL HOSP
-------------------------------------------------------------------------------------------------------------------------------
          TRINITAS HOSPITAL - SAINT ELIZABETH M.C.
-------------------------------------------------------------------------------------------------------------------------------
          UMDNJ - UNIVERSITY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          UNDERWOOD-MEMORIAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          UNION HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          UNITED HOSPITAL MEDICAL CENTER-CLOSED
-------------------------------------------------------------------------------------------------------------------------------
          VALLEY HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

          TABLE 5 -- HMO HOSPITAL DATA

===============================================================================================================================
                                                                               CALENDAR YEAR 2001 *
                                                  -----------------------------------------------------------------------------
  HOSP                                              NUMBER    PATIENT  OUTPATIENT  INPATIENT  INPATIENT  OUTPATIENT  OUTPATIENT
   #                    HOSPITAL NAME             DISCHARGES    DAYS     VISITS     CHARGES   PAYMENTS   CHARGES     PAYMENTS
-------------------------------------------------------------------------------------------------------------------------------
          VIRTUA HEALTH (FORMERLY W. JERSEY
           HEALTH)
-------------------------------------------------------------------------------------------------------------------------------
          VIRTUA-'MEMORIAL HOSPITAL OF
           BURLINGTON CO
-------------------------------------------------------------------------------------------------------------------------------
          WARREN HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          WAYNE GENERAL HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          WEST HUDSON HOSPITAL
-------------------------------------------------------------------------------------------------------------------------------
          WILLIAM B. KESSLER MEMORIAL HOSPITAL
===============================================================================================================================
          TOTALS                                       0         0         0           0          0           0           0

*COLLECT DATA BY SERVICE DATES IN CALENDAR YEAR 2001.

USE DISCHARGE DATE AS SERVICE DATE FOR INPATIENT SERVICES.

A.7.8

TABLE 6        STATEMENT OF REVENUES AND EXPENSES

The contractor shall report revenues and expenses for all Medicaid premium groups on an accrual basis for each quarter of the calendar year (Table 6A). A cumulative year to date report is also required in the second, third, and fourth quarters of the calendar year (Table 6B).

Note: Shaded (darkened) blocks are not required to be completed.

1.       Member months

REVENUE:

2. Capitated Premiums - Revenue recognized on a prepaid basis for enrollees for provision of a specified range of health services over a defined period of time, normally one month. If advance payments are made to the plan for more than one reporting period, the portion of the payment that has not been earned must be treated as a liability (Unearned Premiums).

3. Supplemental Premiums - Revenue paid to the plan in addition to capitated premiums for certain services provided. See a, b, and c below.

         a.       Maternity - (See Article 8)

         b.       HIV/AIDS Reimbursable Drugs - (See Article 8)

         c. Other - Any other revenue paid by DMAHS to the plan in addition to capitation for covered services that is not a or b above.

4. Total Premiums - All Medicaid premiums paid to the plan reported on lines 2, 3a, 3b, and 3c.

5. Interest - Interest earned from all sources including escrow and reserve accounts.

6.       C. O. B. - Income from Coordination of Benefits and Subrogation.

7. Reinsurance Recoveries - Income from the settlement of claims resulting from a policy with a private reinsurance carrier.

8. Other Revenue - Revenue from sources not covered in the previous revenue accounts.

9.       Total Revenue-Total revenue (the sum of lines 2 through 8)

EXPENSES: Report total actual expenses on an accrual basis for each of the medical and hospital categories below in column d. Report the applicable amounts for each of the categories in columns a, b, and c as defined below.

Paid Claims (Column a) - Enter amounts of paid claims (claims for which checks have actually been mailed) during the quarter for services rendered during the quarter for each medical and hospital category.

Reported But Unpaid Claims (RBUCs) (Column b) - Enter the amount of all claims which are received during the quarter by the plan for which a check has not yet been issued for services during the quarter.

Incurred But Not Reported (IBNR) (Column c) - Enter estimated amounts of the obligation for claims which have not yet been received by the plan for services rendered during the quarter.

Actual PMPM (Column e) - Enter the actual cost per member per month for each line category. Divide the amount in column d by total member months on line 1 to arrive at the dollar and cents number (use two decimal places, e.g. $14.25).

Medical and Hospital

10. Inpatient Hospital - Inpatient hospital costs including ancillary services for enrollees while confined to an acute care hospital, including out of area hospitalization.

11. Primary Care - Includes all costs associated with medical services provided in any setting by a primary care provider, including physicians and other practitioners.

12. Physician Specialty Services - All costs associated with medical services provided by a physician other than a primary care physician.

13. Outpatient Hospital - Includes the facility component of the outpatient visit. The visit can be free standing or a hospital outpatient department. The professional component should be billed separately and reported in the appropriate service category line item, e.g. physician specialty services.

14. Other Professional Services - Compensation paid by the contractor to non-physician providers engaged in the delivery of medical services.

15. Emergency Room - Includes the facility component of the emergency room visit as well as out of area emergency room costs. Professional components that are billed separately should be reported in the appropriate service category line item.

16. DME/Medical Supplies - Includes the cost of durable medical equipment and supplies.

17.      Prosthetics and Orthotics - Includes the cost of Prosthetics and
         Orthotics.

18.      Dental - Expenses for all dental services provided.

19. Pharmacy - Expenses for legend and non-legend pharmacy services provided that includes both ingredient costs and dispensing fees. Exclude expenses reported as HIV/AIDS Reimbursable Drugs on line 20.

20.      HIV/AIDS Reimbursable Drugs - (See Article 8)

21. Home Health Care - Expenses for home health services provided including nurses, aides, hospice costs, private duty nursing.

22. Transportation - Expenses for all ambulance, medical intensive care units (MICUs), and invalid coach services.

23. Lab & X-Ray - The cost of all laboratory and radiology (diagnostic and therapeutic) services for which the contractor is separately billed.

24. Vision Care including Eyeglasses - The cost of routine exams (by non-physicians) and dispensing glasses to correct eye defects. This category includes the cost of eyeglasses but excludes ophthalmologist costs related to the treatment of disease or injury to the eye; the latter should be included in physician specialty or Other Professional Services.

25. Mental Health/Substance Abuse - Include the cost of all mental health and substance abuse services including inpatient, physician services, outpatient hospital, other professional services, and other services associated with mental health or substance abuse treatment.

26. Reinsurance Expenses - Expenses for reinsurance or "stop-loss" insurance made to a contracted reinsurer.

27. Incentive Pool Adjustment - A reduction to medical expenses for adjusting the full medical expenses reported. For example, physician withholds retained by the contractor should be included here.

28.      Other Medical - Medical Expenses not included in lines 10 through 27.

29. Total Medical and Hospital - The total of all medical and hospital expenses. (The sum of lines 10 through 28).

ADMINISTRATION: Costs associated with the overall management and operation of the plan including the following components:

30. Compensation - All expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses here.

31.      Interest expense - Interest on loans paid during the period.

32.      Occupancy, Depreciation, and Amortization

33. Education and Outreach - Expenses incurred for education and outreach activities for enrollees.

34. Marketing - Expenses directly related to marketing activities including advertising, printing, marketing salaries and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.

35. Other - Costs which are not appropriately assigned to the health plan administration categories defined above.

36. Total Administration - The total of costs of administration (the sum of lines 30 through 35).

37.      Total Expenses - The sum of Total Medical and Hospital Expenses (line
         29) and Total Administration (line 36).

38.      Operation Income (Loss) - Excess or deficiency of Total Revenue (line
         9) minus Total Expenses (line 37).

39.      Extraordinary Item - A non-recurring gain or loss.

40.      Provision for Taxes - All income taxes for the period.

41. Adjustments for prior period IBNR estimates - Should include a reconciliation and explanation of prior period IBNR estimates. A contra-expense would be reported if IBNR estimates exceeded actual expenses.

42. Net Income (Loss) - Operation Income (Loss)(line 38) minus Lines 39, 40, and 41.

                                                  STATE OF NEW JERSEY
Plan Name____________________                     Quarter Ending_______________
                                                  MEDICAID DATA ONLY

                                    TABLE 6A
                                  QUARTER ONLY
                       STATEMENT OF REVENUES AND EXPENSES
              Summary of All Eligibility Groups on Claims Incurred
                             During the Current Quarter

                                         (a)         (b)          (c)             (d)            (e)
                                       =====================================================================
                                        PAID
                                        CLAIMS      RBUCS         IBNR
                                       -----------------------------------------   ACTUAL TOTAL       ACTUAL
                                       FOR SERVICES RECEIVED DURING THIS QUARTER   (COLS A + B + C)    PMPM
------------------------------------------------------------------------------------------------------------
1. Member Months
-----------------------------------------------------------------------------------------------------------
REVENUE:

                                       --------------------------------------------------------------------
2.  Capitated Premiums
                                       --------------------------------------------------------------------
3.  Supplemental Premiums
                                       --------------------------------------------------------------------
     a. Maternity
                                       --------------------------------------------------------------------
     b. HIV/AIDS Reimbursable Drugs
                                       --------------------------------------------------------------------
     c. Other
                                       --------------------------------------------------------------------
4.  Total Premiums (Lines 2, 3a, 3b,
      3c)
                                       --------------------------------------------------------------------
5.  Interest
                                       --------------------------------------------------------------------
6.  C.O.B.
                                       --------------------------------------------------------------------
7.  Reinsurance Recoveries
                                       --------------------------------------------------------------------
8.  Other Revenue
-----------------------------------------------------------------------------------------------------------
9.  TOTAL REVENUE
-----------------------------------------------------------------------------------------------------------
EXPENSES:

                                       --------------------------------------------------------------------
MEDICAL & HOSPITAL:
                                       --------------------------------------------------------------------
10. Inpatient Hospital
                                       --------------------------------------------------------------------
11. Primary Care
                                       --------------------------------------------------------------------
12. Physician Specialty Services
                                       --------------------------------------------------------------------
13. Outpatient Hospital
                                       --------------------------------------------------------------------
14. Other Professional Services
                                       --------------------------------------------------------------------
15. Emergency Room
                                       --------------------------------------------------------------------
16. DME/Medical Supplies
                                       --------------------------------------------------------------------
17. Prosthetics & Orthotics
                                       --------------------------------------------------------------------
18. Dental
                                       --------------------------------------------------------------------
19. Pharmacy
                                       --------------------------------------------------------------------
20. HIV/AIDS Reimbursable Drugs
                                       --------------------------------------------------------------------
21. Home Health Care
                                       --------------------------------------------------------------------
22. Transportation
                                       --------------------------------------------------------------------
23. Lab & X-ray
                                       --------------------------------------------------------------------
24. Vision Care Inc. Eyeglasses
                                       --------------------------------------------------------------------
25. Mental Health/Substance Abuse
                                       --------------------------------------------------------------------
26. Reinsurance Expenses
                                       --------------------------------------------------------------------
27. Incentive Pool Adjustment
                                       --------------------------------------------------------------------
28. Other Medical
-----------------------------------------------------------------------------------------------------------
29. TOTAL MEDICAL & HOSPITAL
-----------------------------------------------------------------------------------------------------------
ADMINISTRATION:

                                       --------------------------------------------------------------------
30. Compensation
                                       --------------------------------------------------------------------
31. Interest Expense
                                       --------------------------------------------------------------------
32. Occupancy, Deprec. & Amortiz.
                                       --------------------------------------------------------------------
33. Education & Outreach
                                       --------------------------------------------------------------------
34. Marketing
                                       --------------------------------------------------------------------
35. Other
-----------------------------------------------------------------------------------------------------------
36. TOTAL ADMINISTRATION
-----------------------------------------------------------------------------------------------------------
37. TOTAL EXPENSES
-----------------------------------------------------------------------------------------------------------
38. OPERATION INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------
39. Extraordinary Item
                                       --------------------------------------------------------------------
40. Provisions for Taxes
                                       --------------------------------------------------------------------
41. Adj. For prior period IBNR est.
-----------------------------------------------------------------------------------------------------------
42. NET INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------

                                                  STATE OF NEW JERSEY
Plan Name____________________                     Quarter Ending_______________
                                                  MEDICAID DATA ONLY

                                    TABLE 6B
                       STATEMENT OF REVENUES AND EXPENSES
              Summary of All Eligibility Groups on Claims Incurred
                                  Year to Date

                                         (a)         (b)          (c)             (d)            (e)
                                       ==============================================================
                                        PAID
                                        CLAIMS      RBUCS         IBNR      ACTUAL TOTAL       ACTUAL
                                       ----------------------------------
                                       FOR SERVICES RECEIVED YEAR TO DATE   (COLS A + B + C)    PMPM
-----------------------------------------------------------------------------------------------------
1.  Member Months
-----------------------------------------------------------------------------------------------------
REVENUE:

                                       --------------------------------------------------------------
2.  Capitated Premiums
                                       --------------------------------------------------------------
3.  Supplemental Premiums
                                       --------------------------------------------------------------
     a. Maternity
                                       --------------------------------------------------------------
     b. HIV/AIDS Reimbursable Drugs
                                       --------------------------------------------------------------
     c. Other
                                       --------------------------------------------------------------
4.  Total Premiums (Lines 2, 3a, 3b,
      3c)
                                       --------------------------------------------------------------
5.  Interest
                                       --------------------------------------------------------------
6.  C.O.B.
                                       --------------------------------------------------------------
7.  Reinsurance Recoveries
                                       --------------------------------------------------------------
8.  Other Revenue
-----------------------------------------------------------------------------------------------------
9.  TOTAL REVENUE
-----------------------------------------------------------------------------------------------------
EXPENSES:

                                       --------------------------------------------------------------
MEDICAL & HOSPITAL:
                                       --------------------------------------------------------------
10. Inpatient Hospital
                                       --------------------------------------------------------------
11. Primary Care
                                       --------------------------------------------------------------
12. Physician Specialty Services
                                       --------------------------------------------------------------
13. Outpatient Hospital
                                       --------------------------------------------------------------
14. Other Professional Services
                                       --------------------------------------------------------------
15. Emergency Room
                                       --------------------------------------------------------------
16. DME/Medical Supplies
                                       --------------------------------------------------------------
17. Prosthetics & Orthotics
                                       --------------------------------------------------------------
18. Dental
                                       --------------------------------------------------------------
19. Pharmacy
                                       --------------------------------------------------------------
20. HIV/AIDS Reimbursable Drugs
                                       --------------------------------------------------------------
21. Home Health Care
                                       --------------------------------------------------------------
22. Transportation
                                       --------------------------------------------------------------
23. Lab & X-ray
                                       --------------------------------------------------------------
24. Vision Care Inc. Eyeglasses
                                       --------------------------------------------------------------
25. Mental Health/Substance Abuse
                                       --------------------------------------------------------------
26. Reinsurance Expenses
                                       --------------------------------------------------------------
27. Incentive Pool Adjustment
                                       --------------------------------------------------------------
28. Other Medical
-----------------------------------------------------------------------------------------------------
29. TOTAL MEDICAL & HOSPITAL
-----------------------------------------------------------------------------------------------------
ADMINISTRATION:

                                       --------------------------------------------------------------
30. Compensation
                                       --------------------------------------------------------------
31. Interest Expense
                                       --------------------------------------------------------------
32. Occupancy, Deprec. & Amortiz.
                                       --------------------------------------------------------------
33. Education & Outreach
                                       --------------------------------------------------------------
34. Marketing
                                       --------------------------------------------------------------
35. Other
-----------------------------------------------------------------------------------------------------
36. TOTAL ADMINISTRATION
-----------------------------------------------------------------------------------------------------
37. TOTAL EXPENSES
-----------------------------------------------------------------------------------------------------
38. OPERATION INCOME (LOSS)
-----------------------------------------------------------------------------------------------------
39. Extraordinary Item
                                       --------------------------------------------------------------
40. Provisions for Taxes
                                       --------------------------------------------------------------
41. Adj. For prior period IBNR est.
-----------------------------------------------------------------------------------------------------
42. NET INCOME (LOSS)
-----------------------------------------------------------------------------------------------------

                                    Table 6c
                      ALLOWABLE DIRECT MEDICAL EXPENDITURES
                 For Purposes of Calculating Medical Cost Ratio
                             For the Quarter Ending

List the employee name or employee number of salaried individuals who have performed Allowable Direct Medical Expenditure functions during the quarter. Allowable Direct Medical Expenditures are the salary costs of performing functions related to the following categories: 1) assessment(s) of an enrollee's risk factors; 2) development of Individual Health Care Plans; 3) provision of face-to-face medical education or anticipatory guidance; and 4) activities required to maintain compliance with EPSDT, lead screening and pre-natal care. Reporting of direct medical expenditures shall reflect only those activities approved by the State in the Medical Cost Ratio - Direct Medical Expenditures Plan. OTHER CARE MANAGEMENT FUNCTIONS ARE CONSIDERED ADMINISTRATIVE AND ARE UNALLOWABLE.

                                                                                       CATEGORY
      EMPLOYEE NAME OR                    SALARY THIS                      (CARE MANAGEMENT, FACE-TO-FACE,
           NUMBER        EMPLOYEE TITLE     QUARTER     ALLOWABLE AMOUNT    COMPLIANCE WITH EPSDT, ET.AL.)      %
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
TOTALS*
(attach additional
  sheets if necessary)
---------------------------------------------------------------------------------------------------------------------

I certify the expenses reported as allowable are the true and accurate salary costs of the individuals listed above and meet the definition of an Allowable Direct Medical Expenditure defined in Section 8.4.1. A of the managed care contract. Further, I certify these costs are included and have been reported as Administrative costs on Tables 6a and 6b on line 30 (Compensation).

               (Signature) _______________________________________
               Name and Title_____________________________________

A.7.9

TABLE 7         STOP-LOSS SUMMARY

The contractor shall identify reinsurance coverage in effect during the quarterly report period. For each of the designated eligibility categories, the contractor shall report the total number of enrollees that exceeded the stop-loss threshold and the total net expenditures exceeding the stop-loss threshold during the period.

                                                             STATE OF NEW JERSEY
                                                              Quarter
Plan Name _______________________                         Ending____________
                                                              MEDICAID DATA ONLY

                                     TABLE 7

                                STOP-LOSS SUMMARY

A. Coverage

                                       Maximum
                       Maximum Per    Aggregate        Includes                    Cost of
Aggregate Stop-Loss   Enrollee Per   Lifetime Per     Insolvency                   Premiums
     Threshold            Year         Enrollee     Insurance (Y/N)   Deductible     PMPM
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                      POLICY EXPIRATION DATE:
                                                    ----------------------------

B.

Category of Eligibility:   AFDC/TANF   DYFS   ABD   NJ FamilyCare   TOTAL
-------------------------------------------------------------------------
Number of Enrollees
Exceeding Stop-Loss
-------------------------------------------------------------------------
Net Expenditures
Above Stop-Loss
-------------------------------------------------------------------------

C. List Details for Each Individual (Name or ID Not Required)

        Net Expenditures
        Above Stop-Loss    Primary Diagnosis/Major Procedure
-------------------------------------------------------------
  1
-------------------------------------------------------------
  2
-------------------------------------------------------------
  3
-------------------------------------------------------------
  4
-------------------------------------------------------------
  5
-------------------------------------------------------------
  6
-------------------------------------------------------------
  7
-------------------------------------------------------------
  8
-------------------------------------------------------------
  9
-------------------------------------------------------------
 10
-------------------------------------------------------------
 11
-------------------------------------------------------------
 12
-------------------------------------------------------------
 13
-------------------------------------------------------------
 14
-------------------------------------------------------------
 15
-------------------------------------------------------------

A.7.10

TABLE 8        MEDICAID CLAIMS ANALYSIS

PART A: CLAIMS INCURRED DURING CURRENT PERIOD (QUARTER).

Total Expense (COLUMN A): Enter the accrued amounts in each respective medical expense category in Column A. Amount reported as Line 6 - Total should agree with Table 6a, line 29 -Total Medical and Hospital Expenses. Column A amounts should equal the sum of Columns B, C, and D for each respective medical expense category.

Claims Paid (COLUMN B): Enter the amount of all claims actually processed (checks mailed) related to services incurred during the quarter. Prior period claims processed during this quarter but related to services incurred during prior quarters must be reflected in Part B, Column B.

Claims Reported But Not Paid (COLUMN C): Enter the amount of claims received by the contractor related to services incurred during the quarter but for which checks have not yet been issued. Do not include amounts for claims paid or IBNR amounts in this column.

Claims Incurred But Not Reported (COLUMN D): Enter the amount estimated for services incurred during the quarter for which the contractor has not yet received a claim. Prior period IBNR must be reflected in Part B, Column C.

PART B: UNPAID CLAIMS:

Reported Claims that are Unpaid:

On Claims Incurred During Prior Periods (COLUMN A): Enter the amount of claims received by the contractor related to services incurred during all periods prior to this quarter for which checks have not yet been issued.

On Claims Incurred During Current Period (COLUMN B): Enter the amount of claims received by the contractor related to services incurred during the quarter for which checks have not been issued. (Should be the same as Part A, Column C).

Incurred But Not Reported:

On Claims Incurred During Prior Periods (COLUMN C): Enter the amount estimated for services incurred during all periods prior to this quarter for which the contractor has not yet received a claim.

On Claims Incurred During Current Period (COLUMN D): Enter the amount estimated for services incurred during the quarter for which the contractor has not yet received a claim.
(Should be the same as Part A, Column D).

Total Unpaid Claims (COLUMN E): Enter the sum of Part B, Columns A, B, C, and D.

Plan Name_____________________                               STATE OF NEW JERSEY
                                                      Quarter Ending________

                                     TABLE 8

                            MEDICAID CLAIMS ANALYSIS

A. Claims Incurred During Current Period

                                                      (A)            (B)              (C)              (D)
                                                 ---------------------------------------------------------------
                                                                                                 Claims Incurred
             Category of Service                                                    Claims           But Not
         Revenue & Expense Statement             Total Expense                   Reported But       Reported
                  (Table 6A)                      (B + C + D)    Claims Paid       Not Paid          (IBNR)
----------------------------------------------------------------------------------------------------------------
1. Inpatient....(line 10)
----------------------------------------------------------------------------------------------------------------
2. Primary Care.... (line 11)
----------------------------------------------------------------------------------------------------------------
3. Physician Specialty Services.... (line 12)
----------------------------------------------------------------------------------------------------------------
4. Emergency Room.... (line 15)
----------------------------------------------------------------------------------------------------------------
5. All other medical services (line 28)
----------------------------------------------------------------------------------------------------------------
6. TOTAL.... (line 29)
----------------------------------------------------------------------------------------------------------------

B. Claims Unpaid

                                          (A)                   (B)                (C)              (D)                (E)
                                   ---------------------------------------------------------------------------------------------
                                       Reported Claims That Are Unpaid           Incurred But Not Reported
                                   ---------------------------------------------------------------------------------------------
                                   On Claims Incurred   On Claims Incurred      On Claims         On Claims       Total Unpaid
                                      During Prior        During Current     Incurred During   Incurred During       Claims
       Category of Service              Periods               Period          Prior Periods     Current Period   (A + B + C + D)
--------------------------------------------------------------------------------------------------------------------------------
1 . Inpatient
--------------------------------------------------------------------------------------------------------------------------------
2. Primary Care
--------------------------------------------------------------------------------------------------------------------------------
3. Physician Specialty Services
--------------------------------------------------------------------------------------------------------------------------------
4. Emergency Room
--------------------------------------------------------------------------------------------------------------------------------
5. All other medical services
--------------------------------------------------------------------------------------------------------------------------------
6. TOTAL
--------------------------------------------------------------------------------------------------------------------------------

A.7.11

TABLE 9        HEALTH CARE DATA ELEMENTS

The contractor must report encounter data at least quarterly and no more frequently than monthly. The data shall be enrollee specific, listing all encounter data elements of the services provided. The data reporting medium shall be a tape or diskette in a configuration specified by DMAHS. Encounter report files will be used to create a data base which can be used in a manner similar to fee-for-service history files to analyze plan utilization, reimburse the contractor for supplemental payments (e.g., pregnancy outcome), and calculate capitation premiums. DMAHS will edit the data to assure consistency and readability. If data are not of an acceptable quality or submitted timely, the contractor will not be considered in compliance with this contract requirement until an acceptable file is submitted. All enrollee specific encounter data must be submitted in accordance with the EMC manual.

The encounter list indicates the "required" data elements for Inpatient and Ambulatory Care encounters. In addition, "Optional" data elements are also listed. These elements are optional in the sense that they can be used to custom fit the reporting to the needs of a particular program, enhance data validity checking, or allow more flexibility in the use of mandatory data elements.

                                    TABLE 9A

                            HEALTH CARE DATA ELEMENTS

--------------------------------------------------------------------------------------------------------------------------
                                          PROFESSIONAL   DENTAL   TRANSPORTATION   VISION            DESCRIPTION
--------------------------------------------------------------------------------------------------------------------------
       COMMON DATA
--------------------------------------------------------------------------------------------------------------------------
  1    HMO ID                                   X           X            X           X     HMO ID number assigned by
                                                                                           Medicaid
--------------------------------------------------------------------------------------------------------------------------
  2    Record ID                                X           X            X           X     HMO number assigned to
                                                                                           the record
--------------------------------------------------------------------------------------------------------------------------
  3    Patient Medicaid ID                      X           X            X           X     Recipient ID number
                                                                                           assigned by Medicaid
--------------------------------------------------------------------------------------------------------------------------
  4    Workers Comp/Accident Ind                X           X            X           X     Y/N indicator that
                                                                                           service is subject to
                                                                                           workers comp or is
                                                                                           related to an accident
--------------------------------------------------------------------------------------------------------------------------
  5    Payment Amount                           X           X            X           X     Total amount paid by HMO
--------------------------------------------------------------------------------------------------------------------------
  6    Patient DOB                              O           O                        O     Patient's date of birth
--------------------------------------------------------------------------------------------------------------------------
  7    Date Claim Received                      X           X            X           X     Date claim received by HMO
                                                                                           -mm/dd/yy
--------------------------------------------------------------------------------------------------------------------------
  8    Date of Payment                          X           X            X           X     Date payment made by HMO
                                                                                           -mm/dd/yy
--------------------------------------------------------------------------------------------------------------------------
  9    Status Code                              X           X            X           X     Status code - p=paid, d=denied
--------------------------------------------------------------------------------------------------------------------------
             DETAIL AREA
--------------------------------------------------------------------------------------------------------------------------
 10    Capitation Service Category              X           X            X           X     Classification of service
                                                                                           according to list
--------------------------------------------------------------------------------------------------------------------------
 11    Service Date From                        X           X            X           X     Date service started - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------------
 12    Service Date To                          X           X                              Date service ended - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------------
 13    Procedure Code                           X           X            X           X     HCPCS procedure code
--------------------------------------------------------------------------------------------------------------------------
 14    Procedure Code Modifier 1                X                                          First modifier, if applicable
--------------------------------------------------------------------------------------------------------------------------
 15    Procedure Code Modifier 2                X                                          Second modifier, if applicable
--------------------------------------------------------------------------------------------------------------------------
 16    Place of Service                         X           X                        X     Place of service - 1=office,
                                                                                           2=inpatient hospital,
                                                                                           3=outpatient hospital/ER,
                                                                                           4=outpatient hospital/nonER,
                                                                                           5=home, 6=other
--------------------------------------------------------------------------------------------------------------------------
 17    Diagnosis Codes (up to 5)                X           X                        X     ICD-9CM diagnosis code,
                                                                                           primary first
--------------------------------------------------------------------------------------------------------------------------
 18    Units of Service                         X           X            X           X     Units of service rendered
--------------------------------------------------------------------------------------------------------------------------
 18    Servicing Provider Number                X           X            X           X     Provider SSN or tax ID
--------------------------------------------------------------------------------------------------------------------------
 20    Referring Provider Number                X           X            X           X     Individual/group from who
                                                                                           the patient was referred
--------------------------------------------------------------------------------------------------------------------------

                                                              Legend: X=Required
                                                                      O=Optional

                                    TABLE 9B

                            HEALTH CARE DATA ELEMENTS

--------------------------------------------------------------------------------------------------------------------
                                                                      HOME
                                           INPATIENT    OUTPATIENT   HEALTH                DESCRIPTION
--------------------------------------------------------------------------------------------------------------------
             COMMON DATA
--------------------------------------------------------------------------------------------------------------------
  1     HMO ID                                 X            X           X     HMO ID number assigned by Medicaid
--------------------------------------------------------------------------------------------------------------------
  2     Record ID                              X            X           X     HMO number assigned to the record
--------------------------------------------------------------------------------------------------------------------
  3     Patient Medicaid ID                    X            X           X     Recipient ID number assigned by
                                                                              Medicaid
--------------------------------------------------------------------------------------------------------------------
  4     Workers Comp/Accident Ind              X            X           X     Y/N indicator that service is
                                                                              subject to workers comp or is
                                                                              related to an accident
--------------------------------------------------------------------------------------------------------------------
  5     Payment Amount                         X            X           X     Total paid by HMO
--------------------------------------------------------------------------------------------------------------------
  6     Capitation Service Category            X                              Classification of service according to
                                                                              list
--------------------------------------------------------------------------------------------------------------------
  7     Patient DOB                            O            O                 Patient's date of birth
--------------------------------------------------------------------------------------------------------------------
  8     Admit Date/Service From Date           X            X                 Date admitted to hospital - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------
  9     Discharge Date/Service Thru Date       X            X                 Date discharged from hospital or
                                                                              date service ended - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------
 10     DRG Code                               X                              DRG Code
--------------------------------------------------------------------------------------------------------------------
 11     Patient Status                         X                              Status of patient at end of stay -
                                                                              1=discharged to home, 2=discharged
                                                                              to LTC facility, 3=death, 4=other
--------------------------------------------------------------------------------------------------------------------
        Surgery Data (up to 3 times)
--------------------------------------------------------------------------------------------------------------------
 12     Procedure Code                         X            X                 CPT/HCPCS Codes
--------------------------------------------------------------------------------------------------------------------
 13     Surgery Date                           X            X                 Date of surgery, if applicable
--------------------------------------------------------------------------------------------------------------------
 14     Admitting Diagnosis Code               X            X           X     ICD-9-CM diagnosis on admittance
--------------------------------------------------------------------------------------------------------------------
 15     Discharge Diagnosis Code (up to
        5)                                     X                              ICD-9-CM upon discharge, primary first
--------------------------------------------------------------------------------------------------------------------
 16     Attending Physician Code               X            X                 Attending physician SSN or tax ID
--------------------------------------------------------------------------------------------------------------------
 17     Servicing Provider Number              X            X           X     Facility/agency rendering care tax ID
--------------------------------------------------------------------------------------------------------------------
 18     Referring Provider Number              X            X           X     Individual/group from whom the
                                                                              patient was referred - SSN or tax ID
--------------------------------------------------------------------------------------------------------------------
 19     Date Claim Received                    X            X           X     Date claim received by HMO -mm/dd/yy
--------------------------------------------------------------------------------------------------------------------
 20     Date of Payment                        X            X           X     Date payment made by HMO - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------
 21     Status Code                            X            X           X     Status code - p=paid, d=denied
--------------------------------------------------------------------------------------------------------------------
                  DETAIL AREA
--------------------------------------------------------------------------------------------------------------------
 22     Capitation Service Category                         X           X     Classification of service according to
                                                                              list
--------------------------------------------------------------------------------------------------------------------
 23     Service Date From                                               X     Date service started - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------
 24     Service Date To                                                       Date service ended - mm/dd/yy
--------------------------------------------------------------------------------------------------------------------
 25     Procedure Code                                     X                  HCPCS procedure code
--------------------------------------------------------------------------------------------------------------------
 26     Procedure Code Modifier                            X                  Procedure modifier, if applicable
--------------------------------------------------------------------------------------------------------------------
 27     Units of Service                       X           X            X     Units of service rendered
--------------------------------------------------------------------------------------------------------------------
 28     Revenue Code                           X           X            X     Identifies the services rendered
                                                                              in these settings
--------------------------------------------------------------------------------------------------------------------
 29     Clinic Code                                        X                  Identifies specialty clinic in the
                                                                              outpatient hospital setting
--------------------------------------------------------------------------------------------------------------------

                                                            Legend:   X=Required
                                                                      O=Optional

                                    TABLE 9C

                            HEALTH CARE DATA ELEMENTS

--------------------------------------------------------------------------------------------------------
                                                  DRUG                     DESCRIPTION
--------------------------------------------------------------------------------------------------------
  1     HMO ID                                     X        HMO ID number assigned by Medicaid
--------------------------------------------------------------------------------------------------------
  2     Record ID                                  X        HMO number assigned to the record
--------------------------------------------------------------------------------------------------------
  3     Patient Medicaid ID                        X        Recipient ID number assigned by Medicaid
--------------------------------------------------------------------------------------------------------
  4     Workers Comp/Accident Ind                  X        Y/N indicator that service is subject to
                                                            workers comp or is related to an accident
--------------------------------------------------------------------------------------------------------
  5     Payment Amount                             X        Total paid by HMO
--------------------------------------------------------------------------------------------------------
  6     Pharmacy Number                            X        Pharmacy provider SSN or Tax ID
--------------------------------------------------------------------------------------------------------
  7     Prescribing Provider Number                X        Prescribing provider SSN or Tax ID
--------------------------------------------------------------------------------------------------------
  8     Recipient DOB                              X        Date of birth of patient - mm/dd/yy
--------------------------------------------------------------------------------------------------------
  9     Date Dispensed                             X        Date drug was dispensed - mm/dd/yy
--------------------------------------------------------------------------------------------------------
 10     NDC Number                                 X        NDC code of the substance dispensed
--------------------------------------------------------------------------------------------------------
 11     Metric Quantity                            X        Quantity of the substance dispensed and the
                                                            units of measure
--------------------------------------------------------------------------------------------------------
 12     Days Supply                                X        Days supply of the drug dispensed
--------------------------------------------------------------------------------------------------------
 13     Refill Indicator                           X        Number of available refills after this
                                                            dispensing date
--------------------------------------------------------------------------------------------------------
 14     Capitation Service Category                X        Classification of service according to list
--------------------------------------------------------------------------------------------------------
 19     Date Claim Received                        X        Date claim received by HMO -mm/dd/yy
--------------------------------------------------------------------------------------------------------
 20     Date of Payment                            X        Date payment made by HMO - mm/dd/yy
--------------------------------------------------------------------------------------------------------
 21     Status Code                                X        Status code - p=paid, d=denied
--------------------------------------------------------------------------------------------------------

                                    TABLE 9D

                        CAPITATION SERVICE CATEGORY LIST

-----------------------------------------------
01A          Primary Care: Physician, Nurse
             Practitioners, Physician Assistant
-----------------------------------------------
01B          Specialty Physician
-----------------------------------------------
02           EPSDT
-----------------------------------------------
03           Inpatient Hospital
-----------------------------------------------
04           Outpatient Hospital
-----------------------------------------------
05           Laboratory
-----------------------------------------------
06           Radiology
-----------------------------------------------
07           Prescription Drugs
-----------------------------------------------
08           Family Planning
-----------------------------------------------
09           Outpatient Therapies
-----------------------------------------------
10           Podiatrist Services
-----------------------------------------------
11           Chiropractic Services
-----------------------------------------------
12           Optometrist Services
-----------------------------------------------
13           Optical Appliances
-----------------------------------------------
14           Hearing Aids
-----------------------------------------------
15           Home Health Agency Services
-----------------------------------------------
16           Hospice Services
-----------------------------------------------
17           Durable Medical Equipment
-----------------------------------------------
18           Medical Supplies
-----------------------------------------------
19           Prosthetics and Orthotics
-----------------------------------------------
20           Dental Services
-----------------------------------------------
21           Transportation
-----------------------------------------------

A.7.12

TABLE 10                   THIRD PARTY LIABILITY COLLECTIONS

The contractor shall report quarterly the categories of all third party liability collections to DMAHS and shall include a complete disclosure demonstrating its efforts to obtain payment from liable third parties and the amounts and nature of all third party payments recovered for Title XIX and NJ FamilyCare enrollees including but not limited to payments for services and conditions which are:

         -        covered through coordination of benefits;

         -        employment related injuries or illnesses;

         - related to motor vehicle accidents, whether injured as pedestrians, drivers, passengers, or bicyclists; and

         - contained in diagnosis Codes 800 through 999 (ICD9CM) with the exception of Code 994.6.

Plan Name____________________               STATE OF NEW JERSEY
                                                  Quarter Ending________________

                                    TABLE 10

                       THIRD PARTY LIABILITY COLLECTIONS*

---------------------------------------------------------------------------------------------------------------------
          Eligibility Category                               Casualty Insurance
-----------------------------------------------------------------------------------------------
                                          Employment           Motor Vehicle              Other               Health
                                           Related               Related                                    Insurance
---------------------------------------------------------------------------------------------------------------------
AFDC**
---------------------------------------------------------------------------------------------------------------------
DYFS
---------------------------------------------------------------------------------------------------------------------
 SSI AGED W/ MEDICARE*
---------------------------------------------------------------------------------------------------------------------
 SSI AGED W/O MEDICARE+
---------------------------------------------------------------------------------------------------------------------
 SSI-DISABLED & BLIND W
MEDICARE+
---------------------------------------------------------------------------------------------------------------------
 SSI-DISABLED & BLIND W/O
MEDICARE+
---------------------------------------------------------------------------------------------------------------------
NJ FAMILYCARE
---------------------------------------------------------------------------------------------------------------------
TOTAL
---------------------------------------------------------------------------------------------------------------------

* Enter total amount collected for each eligibility category.

** Include New Jersey Care children and pregnant women.

+ Include essential spouses.

A.7.13

TABLE 11                   PROVIDER ADDITIONS AND DELETIONS

The contractor shall report, on a quarterly and annual basis, all additions and deletions to the provider network as well as closed panels. Report closed panels under the deletions portion of the table and state under the "Reason for Change" column: "Closed Provider Panel." Include the names and locations of all new providers and subcontractors; decreases in the provider network, identified by provider type, name and location; and all PCPs, PCDs, CNPs/CNSs, physician assistants, physician specialists, and other subcontractors who are not accepting new patients. The contractor shall not allow enrollment freezes for any provider unless the same limitations apply to all commercially insured members as well or contract capacity limits have been reached.

Plan Name ___________                                        STATE OF NEW JERSEY
                                                             Quarter Ending ____

                                    TABLE 11

                        PROVIDER ADDITIONS AND DELETIONS

--------------------------------------------------------
a) Total Physicians at Start of Quarter
--------------------------------------------------------
b) Total Additions this Quarter
--------------------------------------------------------
c) Total Deletions this Quarter
--------------------------------------------------------
d) Total Physicians at End of Quarter                     =a+b-c
--------------------------------------------------------

--------------------------------------------------------
Recruitment Rate                                       %  =(b/a)x100
--------------------------------------------------------
Disenrollment Rate                                     %  =(c/a)x100
--------------------------------------------------------
Growth Rate                                            %  =[(d/a)-1]x100
--------------------------------------------------------

A. Listing of Changes in Non-Hospital Providers During Quarter

Name of Additions           Provider Type       Address & City       County         Reason for Change
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total Additions
------------------------------------------------------------------------------------------------------
Name of Deletions
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Total Deletions
------------------------------------------------------------------------------------------------------

B. Listing of Contracted Hospital Changes

   Name of Additions                            Address & City       Reason for Change
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Additions
--------------------------------------------------------------------------------------
Name of Deletions
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Total Deletions
--------------------------------------------------------------------------------------

A.7.14

TABLE 12         REFERRALS MADE TO THE WIC PROGRAM

The contractor shall report the number of referrals to the WIC program for pregnant women who are breast feeding, infants under one, and children under five years of age.

                                                          STATE OF NEW JERSEY
Plan Name______________________________                     Quarter Ending______

                                    TABLE 12

        REFERRALS MADE TO THE SPECIAL SUPPLEMENTAL NUTRITION PROGRAM FOR
                        WOMEN, INFANTS AND CHILDREN (WIC)

         Type of Referral                   Number of Referrals
---------------------------------------------------------------
1. Pregnant Women
---------------------------------------------------------------
2. Women Who Are Breast Feeding
---------------------------------------------------------------
3. Infants Under Age One (1)
---------------------------------------------------------------
4. Children Under Age Five (5)
---------------------------------------------------------------
TOTAL
---------------------------------------------------------------

A.7.15

TABLE 13         ACCESS TO HIV TESTING/TREATMENT FOR PREGNANT WOMEN

The contractor shall report access to HIV testing and AZT therapy every quarter with the following data elements.

         1.       Number of pregnant women

         2.       Number of pregnant women receiving HIV testing within the HMO

         3.       Number of pregnant women testing positive for HIV

         4.       Number of pregnant women treated with AZT

         5. Number of births involving AZT treatment in utero (if this number is lower than #4, please explain)

         6.       Number of newborns receiving full AZT treatments

                                                          STATE OF NEW JERSEY
Plan Name _________                                          Quarter Ending_____

                                    TABLE 13

                         ACCESS TO HIV TESTING/TREATMENT
                               FOR PREGNANT WOMEN

                                                                   Total
------------------------------------------------------------------------
1. Number of Pregnant Women
------------------------------------------------------------------------
2. Number of Pregnant Women Tested for HIV Within the HMO
------------------------------------------------------------------------
3. Number of Pregnant Women Tested Positive for HIV
------------------------------------------------------------------------
4. Number of Pregnant Women Treated with AZT
------------------------------------------------------------------------
5. Number of Births Involving In Utero AZT Treatments*
------------------------------------------------------------------------
6. Number of Newborns Receiving Full AZT Treatments
------------------------------------------------------------------------

* Explain if less than number in line 4.

________________________________________________________________________________

________________________________________________________________________________

A.7.16

TABLE 14         EPSDT Services

         1.       EPSDT Services
                  The following EPSDT Services reports sorted by age group (0-11.99 months, 1-2 years, 3-5 years, 6-9 years, 10-14 years,
                  15-18 years, and 19-20 years) and separated by Medicaid and NJ Family Care Plan A and NJ Family Care Plans B, C, and D must be submitted quarterly:

                           a. Number of Enrollees Receiving at least One Initial or Periodic Screening Service. This is an unduplicated count of individuals who received one or more documented initial or periodic screenings during the quarter.

                           b. Actual Number of Initial and Periodic Screening Services by Age. This includes combined number of initial and periodic EPSDT child health screening examinations during the quarter. Do not enter data for incomplete or inter-periodic screenings, or for vision, dental, or hearing services.

         2.       Referrals to Specialists

                           a.       Number of Referrals for Vision Assessments

                           b.       Number of Referrals for Dental Assessments

                           c.       Number of Referrals for Hearing Assessments

                           d.       Number of Referrals for Mental Health
                                    Assessments

                           e.       Number of Referrals for Other Health
                                    Assessments

         3. Appropriate Immunizations According to Age (REPORT ONLY NEWLY IDENTIFIED CASES.)

                  Number of Enrollees Receiving Immunizations Sorted by Age Group (0-11.99 months, 1-2 years, 3-5 years, 6-9 years, and 10+ years).

         4.       Lead Screenings and Treatments

                           a. Total Number of Enrollees Screened for Lead Toxicity (all ages).

                           b. Number of Enrollees Screened sorted by age group (9-18 months, 19-26 months, and 27-72 months).

                           c. Number of newly identified Lead Positive Enrollees with Blood Lead Level Between 10-14 (Micro)g/dl (Low Toxicity).

                           d. Number of newly identified Lead Positive Enrollees with Blood Lead Level Between 15-19 (Micro)g/dl (Mild Toxicity).

                           e. Number of newly identified Lead Positive Enrollees with Blood Lead Level of 20 (Micro)g/dl and Over (Moderate, High, and Severe Toxicity).

                           f. Number of Enrollees Referred to Local Health Departments with Blood Lead Level of 10 (Micro)g/dl and Over.

                           g. Number of Enrollees Receiving Treatments with chelation.

                           h. Number of Enrollees with Blood Lead Level of 10 (Micro)g/dl and over placed in HMO Case Management Program.

STATE OF NEW JERSEY

Plan Name ________________                                 Quarter Ending_______

                                    TABLE 14
                                 EPSDT SERVICES

                                                                 MEDICAID &       NJ FAMILYCARE
1. EPSDT SERVICES                                             NJ FAMILYCARE A       B, C & D
-----------------------------------------------------------------------------------------------
a. Unduplicated count of children screened
-----------------------------------------------------------------------------------------------
b. Number of screens by age:                      < 1
-----------------------------------------------------------------------------------------------
                                                  1-2
-----------------------------------------------------------------------------------------------
                                                  3-5
-----------------------------------------------------------------------------------------------
                                                  6-9
-----------------------------------------------------------------------------------------------
                                                10-14
-----------------------------------------------------------------------------------------------
                                                15-18
-----------------------------------------------------------------------------------------------
                                                19-20
-----------------------------------------------------------------------------------------------
   Total number of screens
-----------------------------------------------------------------------------------------------

                                                                 MEDICAID &       NJ FAMILYCARE
2. REFERRALS TO SPECIALIST                                    NJ FAMILYCARE A       B, C & D
-----------------------------------------------------------------------------------------------
a. Vision referrals
-----------------------------------------------------------------------------------------------
b. Dental referrals
-----------------------------------------------------------------------------------------------
c. Hearing referrals
-----------------------------------------------------------------------------------------------
d. Mental health referrals
-----------------------------------------------------------------------------------------------
e. Other referrals
-----------------------------------------------------------------------------------------------

                                                                 MEDICAID &       NJ FAMILYCARE
3. APPROPRIATE IMMUNIZATIONS ACCORDING TO AGE                 NJ FAMILYCARE A       B, C & D
-----------------------------------------------------------------------------------------------
a. Number of enrollees receiving immunizations by age:  < 1
-----------------------------------------------------------------------------------------------
                                                        1-2
-----------------------------------------------------------------------------------------------
                                                        3-5
-----------------------------------------------------------------------------------------------
                                                        6-9
-----------------------------------------------------------------------------------------------
                                                        10+
-----------------------------------------------------------------------------------------------
   Total numbers of enrollees receiving immunizations
-----------------------------------------------------------------------------------------------

4. LEAD SCREENINGS AND TREATMENTS                                      MEDICAID &       NJ FAMILYCARE
  (ONLY REPORT NEWLY IDENTIFIED CASES)                              NJ FAMILYCARE A        B, C & D
-----------------------------------------------------------------------------------------------------
a. Total No. of enrollees screened (all ages)
-----------------------------------------------------------------------------------------------------
b. No. of enrollees screened by age:            9-18 months
-----------------------------------------------------------------------------------------------------
                                               19-26 months
-----------------------------------------------------------------------------------------------------
                                               27-72 months.
-----------------------------------------------------------------------------------------------------
c. No.of enrollees with low toxicity (BLL 10-14 (Micro)g/dl)
-----------------------------------------------------------------------------------------------------
   Ages                                         9-18 months
-----------------------------------------------------------------------------------------------------
                                               19-26 months
-----------------------------------------------------------------------------------------------------
                                               27-72 months
-----------------------------------------------------------------------------------------------------
d. No.of enrollees with mild toxicity (BLL15-19(Micro)g/dl)
-----------------------------------------------------------------------------------------------------
   Ages                                         9-18 months
-----------------------------------------------------------------------------------------------------
                                               19-26 months
-----------------------------------------------------------------------------------------------------
                                               27-72 months
-----------------------------------------------------------------------------------------------------
e. No.of enrollees with high toxicity (BLL > or = 20 (Micro)g/dl)
-----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
   Ages                                         9-18 months
---------------------------------------------------------------------------------------------------
                                               19-26 months
---------------------------------------------------------------------------------------------------
                                               27-72 months
---------------------------------------------------------------------------------------------------
f. No.of enrollees referred to LHDs (BLL > or = 10 (Micro)g/dl)
---------------------------------------------------------------------------------------------------
g. No.of enrollees being treated for lead poisoning with chelation                             ...
---------------------------------------------------------------------------------------------------
h. No.of enrollees with BLL > or = 10 (Micro)g/dl placed in HMO case management.
---------------------------------------------------------------------------------------------------

NOTE:            If a response is 0, provide explanation

A.7.17

TABLE 15         PHARMACY LOCK-IN PARTICIPANTS

The contractor, if a Pharmacy Lock-in program is implemented, shall report the status of participants each quarter, including total number of enrollees at start of quarter, number of new lock-in enrollees, number of enrollees released from lock-in during the quarter, and total number of lock-in enrollees at end of quarter. This report should be sorted by county.

                                                             STATE OF NEW JERSEY
Plan Name________________________________                    Quarter Ending__

                                    TABLE 15

                         PHARMACY LOCK-IN PARTICIPANTS

-----------------------------------------------------------------------------------------------------------------------
                                 Gender                                                NJ          Reason
                                M      F      AFDC     SSI - ABD      DYFS         FamilyCare   For Lock-In      County
-----------------------------------------------------------------------------------------------------------------------
# Lock-In Enrollees at
Start of Quarter
-----------------------------------------------------------------------------------------------------------------------
                     < 10
-----------------------------------------------------------------------------------------------------------------------
                    10-15
-----------------------------------------------------------------------------------------------------------------------
                    16-20
-----------------------------------------------------------------------------------------------------------------------
                    21-44
-----------------------------------------------------------------------------------------------------------------------
                    45-54
-----------------------------------------------------------------------------------------------------------------------
                      65+
-----------------------------------------------------------------------------------------------------------------------
                    Total
-----------------------------------------------------------------------------------------------------------------------
# New Lock-In
Enrollees This Quarter
-----------------------------------------------------------------------------------------------------------------------
                     < 10
-----------------------------------------------------------------------------------------------------------------------
                    10-15
-----------------------------------------------------------------------------------------------------------------------
                    16-20
-----------------------------------------------------------------------------------------------------------------------
                    21-44
-----------------------------------------------------------------------------------------------------------------------
                    45-54
-----------------------------------------------------------------------------------------------------------------------
                      65+
-----------------------------------------------------------------------------------------------------------------------
                    Total
-----------------------------------------------------------------------------------------------------------------------
# Released From Lock-In
This Quarter
-----------------------------------------------------------------------------------------------------------------------
                     < 10
-----------------------------------------------------------------------------------------------------------------------
                    10-15
-----------------------------------------------------------------------------------------------------------------------
                    16-20
-----------------------------------------------------------------------------------------------------------------------
                    21-44
-----------------------------------------------------------------------------------------------------------------------
                    45-54
-----------------------------------------------------------------------------------------------------------------------
                      65+
-----------------------------------------------------------------------------------------------------------------------
                    Total
-----------------------------------------------------------------------------------------------------------------------
Total Lock-Ins at End of
Quarter
-----------------------------------------------------------------------------------------------------------------------
                     < 10
-----------------------------------------------------------------------------------------------------------------------
                    10-15
-----------------------------------------------------------------------------------------------------------------------
                    16-20
-----------------------------------------------------------------------------------------------------------------------
                    21-44
-----------------------------------------------------------------------------------------------------------------------
                    45-54
-----------------------------------------------------------------------------------------------------------------------
                      65+
-----------------------------------------------------------------------------------------------------------------------
                    Total
-----------------------------------------------------------------------------------------------------------------------

A.7.18

TABLE 16         RATIO OF PRIOR AUTHORIZATIONS DENIED TO REQUESTED

The contractor shall report the number of prior authorizations requested and denied each quarter by category of service. If prior authorization is not required, indicate "NA" for not applicable.

                                                           STATE OF NEW JERSEY
Plan Name________________________________                    Quarter Ending_____

                                    TABLE 16

                RATIO OF PRIOR AUTHORIZATIONS DENIED TO REQUESTED

-------------------------------------------------------------------------------------------
                                                                   Number of PAs   % of PAs
    Category of Service                  Number of PAs Requested      Denied        Denied
-------------------------------------------------------------------------------------------
Inpatient Hospital
-------------------------------------------------------------------------------------------
Primary Care
-------------------------------------------------------------------------------------------
Physician Specialty Services
-------------------------------------------------------------------------------------------
Outpatient Hospital
-------------------------------------------------------------------------------------------
Other Professional Services
-------------------------------------------------------------------------------------------
Emergency Room
-------------------------------------------------------------------------------------------
DME/Medical Supplies
-------------------------------------------------------------------------------------------
Prosthetics & Orthotics
-------------------------------------------------------------------------------------------
Dental
-------------------------------------------------------------------------------------------
Pharmacy
-------------------------------------------------------------------------------------------
  Formulary
-------------------------------------------------------------------------------------------
  Off-formulary
-------------------------------------------------------------------------------------------
HIV/AIDS Reimbursable Drugs
-------------------------------------------------------------------------------------------
Home Health Care
-------------------------------------------------------------------------------------------
Transportation
-------------------------------------------------------------------------------------------
Lab & X-ray
-------------------------------------------------------------------------------------------
Vision Care & Eyeglasses
-------------------------------------------------------------------------------------------
Mental Health
-------------------------------------------------------------------------------------------
Substance Abuse
-------------------------------------------------------------------------------------------
Hospice
-------------------------------------------------------------------------------------------
Private Duty Nursing
-------------------------------------------------------------------------------------------
Other Medical
-------------------------------------------------------------------------------------------
Total
-------------------------------------------------------------------------------------------

A.7.19

TABLE 17         RESERVED

A.7.20

TABLE 18         FEDERALLY QUALIFIED HEALTH CENTER PAYMENTS

The contractor shall submit quarterly reports of total payments for each contracted FQHC.

Quarterly reports by month of service are required for each FQHC under contract with the HMO contractor. The reports must include data from all sites of each FQHC. These reports should be submitted on diskette in an Excel format.

The contractor must retain all supporting documentation as long as there is a contractual arrangement with the FQHC. If the contract with the FQHC is terminated, for any reason, the supporting documentation must be relinquished to the State within thirty days after the date of termination.

INSTRUCTIONS FOR COMPLETING TABLE 18

A separate Table 18 must be completed for each FQHC.

LINE 1: - NAME OF HMO

Enter the name of the Health Maintenance Organization.

LINE 2: - FEDERALLY QUALIFIED HEALTH CENTER

Enter the name and provider number of the Federally Qualified Health Center
(FQHC) to which payments were made. The contractor must identify each FQHC with a contractual relationship and the effective date and termination date of the contract, if applicable (Lines 2, 3, and 4 on Table 18).

LINE 3: - EFFECTIVE DATE OF CONTRACT

Enter the beginning and ending date of the current contract with the FQHC. The contractor must identify this information for each contracted FQHC.

LINE 4: - TERMINATION DATE OF CONTRACT

If the contract with FQHC has been terminated, enter the termination date.

LINE 5: -PAYMENT QUARTER

The contractor must identify the reporting quarter on Line 5. Payments by service date are to be reported based on calendar year quarters, i.e. March, June, September and December. Enter the first and last date of the quarter for which payments are being reported.

LINE 6 - TYPE OF PAYMENTS

All Medicaid and NJ FamilyCare managed care payments made for the quarter, including capitation, fee-for-service, referral fund, and any other managed care payments made to the FQHC, from the first day of the quarter to the end of the calendar year quarter, must be reported.

If there is a payment mixture such as fee-for-service and capitation, identify the amount of payment for each category.

On Table 18, the total payments made during each quarter should be reported in column 14. The payments must be segregated by month of service. The contractor must report these payments on Lines 6A through 6E. In columns 1-12, report a breakdown of the total payments by month the service being paid for was provided. Specify the month and year at the top of each column. There are 12 month-of-service columns. If payments were made for more than 12 months of service, add additional columns.

Payments by service date should be segregated by type. For example, all capitation payments are to be reported on line 6A, case management fees are to be reported on line 6B and fee-for-service payments are to be reported on line 6C.

Financial incentives to reduce unnecessary utilization of services or otherwise reduce patient costs that were paid to the FQHC should be reported on line 6D. Financial penalties, such as withholding a portion of the capitation payments, should be reported on line 6D as a negative amount. Financial incentives/penalties should be reported by service date. Please specify on line 6D the type of payment that is being reported.

Additional rows should be added to Table 18 for any other type of payments made to the FQHC. All payments must be segregated by service date. Please specify the type of payment that is being reported on each row.

                                                         STATE OF NEW JERSEY
Plan Name_________________                                 Quarter Ending_______

                                    TABLE 18
                                 FQHC PAYMENTS

                                             ---------------------------
1. Name of HMO                               ---------------------------

2. Federally Qualified Health Center (name   Name:      No.:
   and HMO assigned provider number)         ---------------------------

3. Effective Date of Contract                From:      To:

4. Termination Date of Contract, if          ---------------------------
   applicable*                               ---------------------------

5. Payment Quarter                           From:      To:
                                             ---------------------------

                                                             MONTH OF SERVICE (SPECIFY)**
                                             -------------------------------------------------------------------------
6. Type of Payments
                                             -------------------------------------------------------------------------
                  A. Capitation
                                             -------------------------------------------------------------------------
                  B. Case Management Fees
                                             -------------------------------------------------------------------------
                  C. Fee for Service
                                             -------------------------------------------------------------------------
                  D. Other (Specify)***
                                             -------------------------------------------------------------------------
                  E. Other Specify
                                             -------------------------------------------------------------------------

                                             -------------------------------------------------------------------------
                  F.Total payments
                    (Lines A through D)
                                             -------------------------------------------------------------------------

*If contract is terminated within the effective dates of the contract indicated in #3, enter termination date.

** Add additional columns as necessary.

***Financial incentives to reduce unnecessary utilization of services or otherwise reduce patient costs that were paid to the FQHC should be reported on Line 6D. Financial penalties, such as withholding a portion of the capitation payments should be reported on line 6D as a negative amount. Financial incentives/penalties should be reported by service date. Specify on Line 6D the type of payment that is being reported. Add rows as necessary to report other type(s) of payments.

A.7.21 TABLES 19A, PARTS A THROUGH AF[Reserved]

TABLE #19 - PART A - INCOME STATEMENT BY RATE CELL GROUPING

           AFDC/NJCPW/NJ KIDCARE A (EXCLUDING AIDS) - NORTHERN REGION

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                              (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART B - INCOME STATEMENT BY RATE CELL GROUPING

            AFDC/NJCPW/NJ KIDCARE A (EXCLUDING AIDS) - CENTRAL REGION

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART C - INCOME STATEMENT BY RATE CELL GROUPING

           AFDC/NJCPW/NJ KIDCARE A (EXCLUDING AIDS) - SOUTHERN REGION

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART D - INCOME STATEMENT BY RATE CELL GROUPING

                       DYFS (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART E - INCOME STATEMENT BY RATE CELL GROUPING

              ABD WITH MEDICARE - DDD (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART F - INCOME STATEMENT BY RATE CELL GROUPING

            ABD WITH MEDICARE - NON-DDD (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART G - INCOME STATEMENT BY RATE CELL GROUPING

                   NON-ABD - DDD (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART H - INCOME STATEMENT BY RATE CELL GROUPING

             ABD WITHOUT MEDICARE - DDD (INCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART I - INCOME STATEMENT BY RATE CELL GROUPING

          ABD WITHOUT MEDICARE - NON-DDD (INCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART J - INCOME STATEMENT BY RATE CELL GROUPING

                  NJ KIDCARE B&C (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

TABLE #19 - PART K - INCOME STATEMENT BY RATE CELL GROUPING

                    NJ KIDCARE D (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                            (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
------------------------------------------------------------------------------------------------------
MEMBER MONTHS
------------------------------------------------------------------------------------------------------
REVENUES:
------------------------------------------------------------------------------------------------------
 1  Capitated Premiums                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 2  Supplemental Premiums
------------------------------------------------------------------------------------------------------
2a    Maternity
------------------------------------------------------------------------------------------------------
2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
2d    Other                                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 4  Interest                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 5  COB                                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 7  Other Revenue                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
 8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
EXPENSES:
------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
------------------------------------------------------------------------------------------------------
 9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
10  Primary Care                                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
11  Physician Specialty Services                         $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
13  Other Professional Services                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
14  Emergency Room                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
17  Covered Dental                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
18  Pharmacy                                             $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
20  Home Health Care                                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
21  Transportation                                       $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
22  Lab & X-ray                                          $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
27  Other Medical                                        $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
------------------------------------------------------------------------------------------------------
ADMINISTRATION
------------------------------------------------------------------------------------------------------
29  Compensation
------------------------------------------------------------------------------------------------------
30  Interest Expense
------------------------------------------------------------------------------------------------------
31  Occupancy, Depreciation & Amortization
------------------------------------------------------------------------------------------------------
32  Education & Outreach
------------------------------------------------------------------------------------------------------
33  Marketing
------------------------------------------------------------------------------------------------------
34  Other
------------------------------------------------------------------------------------------------------
35  TOTAL ADMINISTRATION (29 through 34)
------------------------------------------------------------------------------------------------------
36  TOTAL EXPENSES (28+35)
------------------------------------------------------------------------------------------------------
37  OPERATION INCOME (LOSS) (8-36)
------------------------------------------------------------------------------------------------------
38  Extraordinary Item
------------------------------------------------------------------------------------------------------
39  Provisions for Taxes
------------------------------------------------------------------------------------------------------
40  Adjustment for prior period IBNR estimates
------------------------------------------------------------------------------------------------------
41  NET INCOME (LOSS) (37-38-39-40)
------------------------------------------------------------------------------------------------------

[Reserved] RESERVED

                                    RESERVED

[Reserved]

TABLE #19 - PART M - INCOME STATEMENT BY RATE CELL GROUPING

         NJ FAMILYCARE PARENTS 0-133% FPL (EXCLUDING AIDS) - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                             (HMO Name)

                                                                      THREE-MONTH                 YTD
                 REVENUES / EXPENSES                  THREE-MONTH $       PMPM        YTD $      PMPM
-------------------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------------------
   1  Capitated Premiums                                   $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products     $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment                            $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  2d    Other                                              $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)                 $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   4  Interest                                             $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   5  COB                                                  $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                               $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   7  Other Revenue                                        $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)                            $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                   $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  10  Primary Care                                         $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  11  Physician Specialty Services                         $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                  $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  13  Other Professional Services                          $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  14  Emergency Room                                       $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                 $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                              $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  17  Covered Dental                                       $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  18  Pharmacy                                             $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                          $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  20  Home Health Care                                     $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  21  Transportation                                       $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  22  Lab & X-ray                                          $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                     $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                        $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                 $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                            $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  27  Other Medical                                        $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)              $     -       $      -       $   -      $  -
-------------------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------------------

[Reserved] RESERVED

                                    RESERVED

[Reserved]

[Reserved] RESERVED

                                    RESERVED

[Reserved]

TABLE #19 - PART P - INCOME STATEMENT BY RATE CELL GROUPING

                      ABD WITH MEDICARE - AIDS - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                             (HMO Name)

                                                                         THREE-MONTH                 YTD
                 REVENUES / EXPENSES                     THREE-MONTH $       PMPM        YTD $      PMPM
----------------------------------------------------------------------------------------------------------
MEMBER MONTHS
----------------------------------------------------------------------------------------------------------
REVENUES:
----------------------------------------------------------------------------------------------------------
   1  Capitated Premiums                                      $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   2  Supplemental Premiums
----------------------------------------------------------------------------------------------------------
  2a    Maternity
----------------------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products        $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment                               $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  2d    Other                                                 $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)                    $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   4  Interest                                                $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   5  COB                                                     $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                  $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   7  Other Revenue                                           $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)                               $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
----------------------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                      $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  10  Primary Care                                            $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  11  Physician Specialty Services                            $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                     $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  13  Other Professional Services                             $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  14  Emergency Room                                          $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                    $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                                 $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  17  Covered Dental                                          $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  18  Pharmacy                                                $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                             $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  20  Home Health Care                                        $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  21  Transportation                                          $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  22  Lab & X-ray                                             $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                        $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                           $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                    $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                               $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  27  Other Medical                                           $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)                 $     -       $      -       $   -     $  -
----------------------------------------------------------------------------------------------------------
ADMINISTRATION
----------------------------------------------------------------------------------------------------------
  29  Compensation
----------------------------------------------------------------------------------------------------------
  30  Interest Expense
----------------------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
----------------------------------------------------------------------------------------------------------
  32  Education & Outreach
----------------------------------------------------------------------------------------------------------
  33  Marketing
----------------------------------------------------------------------------------------------------------
  34  Other
----------------------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
----------------------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
----------------------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
----------------------------------------------------------------------------------------------------------
  38  Extraordinary Item
----------------------------------------------------------------------------------------------------------
  39  Provisions for Taxes
----------------------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
----------------------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
----------------------------------------------------------------------------------------------------------

TABLE #19 - PART Q - INCOME STATEMENT BY RATE CELL GROUPING

                           NON-ABD - AIDS - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                             (HMO Name)

                                                                         THREE-MONTH                 YTD
                 REVENUES / EXPENSES                     THREE-MONTH $       PMPM        YTD $      PMPM
---------------------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------------------
   1  Capitated Premiums                                    $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   2  Supplemental Premiums
---------------------------------------------------------------------------------------------------------
  2a    Maternity
---------------------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  2d    Other                                               $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   4  Interest                                              $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   5  COB                                                   $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   7  Other Revenue                                         $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  21  Transportation                                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------------------
  29  Compensation
---------------------------------------------------------------------------------------------------------
  30  Interest Expense
---------------------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------------------
  32  Education & Outreach
---------------------------------------------------------------------------------------------------------
  33  Marketing
---------------------------------------------------------------------------------------------------------
  34  Other
---------------------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------------------
  38  Extraordinary Item
---------------------------------------------------------------------------------------------------------
  39  Provisions for Taxes
---------------------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------------------

TABLE #19 - PART R - INCOME STATEMENT BY RATE CELL GROUPING

                              MATERNITY - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                             (HMO Name)

                                                                        THREE-MONTH PER          YTD PER
                 REVENUES / EXPENSES                     THREE-MONTH $      DELIVERY     YTD $   DELIVERY
---------------------------------------------------------------------------------------------------------
DELIVERIES
---------------------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------------------
   1  Capitated Premiums
---------------------------------------------------------------------------------------------------------
   2  Supplemental Premiums
---------------------------------------------------------------------------------------------------------
  2a    Maternity                                           $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
---------------------------------------------------------------------------------------------------------
  2d    Other                                                                                      $   -
---------------------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)                  $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
   4  Interest                                              $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
   5  COB                                                   $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
   7  Other Revenue                                         $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)                             $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  21  Transportation                                        $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -       $      -       $   -     $   -
---------------------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------------------
  29  Compensation
---------------------------------------------------------------------------------------------------------
  30  Interest Expense
---------------------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------------------
  32  Education & Outreach
---------------------------------------------------------------------------------------------------------
  33  Marketing
---------------------------------------------------------------------------------------------------------
  34  Other
---------------------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------------------
  38  Extraordinary Item
---------------------------------------------------------------------------------------------------------
  39  Provisions for Taxes
---------------------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------------------

TABLE #19 - PART S - INCOME STATEMENT BY RATE CELL GROUPING

                       ALL RATE CELL GROUPINGS - STATEWIDE

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                             (HMO Name)

                                                                         THREE-MONTH                 YTD
                 REVENUES / EXPENSES                     THREE-MONTH $       PMPM        YTD $       PMPM
---------------------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------------------
   1  Capitated Premiums                                    $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   2  Supplemental Premiums
---------------------------------------------------------------------------------------------------------
  2a    Maternity                                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  2d    Other                                               $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   4  Interest                                              $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   5  COB                                                   $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   7  Other Revenue                                         $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  21  Transportation                                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------------------
  29  Compensation                                          $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  30  Interest Expense                                      $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization                $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  32  Education & Outreach                                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  33  Marketing                                             $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  34  Other                                                 $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)                                $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)                        $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  38  Extraordinary Item                                    $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  39  Provisions for Taxes                                  $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates            $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)                       $     -       $      -       $   -      $   -
---------------------------------------------------------------------------------------------------------

TABLE #19 - PART T - NON-STATE PLAN SERVICES BY RATE CELL GROUPING

                            NON-STATE PLAN SERVICES

FOR THE THREE MONTHS ENDING ____________________ FOR ___________________________
                                                             (HMO Name)

                                                                            AFDC/NJCPWINJ KIDCARE A - NORTH
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------

                                                                           AFDC/NJCPWINJ KIDCARE A - CENTRAL
                                                                  --------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 2                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 3                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 4                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 5                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 6                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 7                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 8                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 9                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
10                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
11  TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                              $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                          $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------

                                                                            AFDC/NJCPWINJ KIDCARE A - SOUTH
                                                                  ----------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
----------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                    $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
11  TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                              $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                          $   -            -          $   -        -
---------------------------------------------------------------------------------------------------------------------

                                                                                            DYFS
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 2                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 3                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 4                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 5                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 6                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 7                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 8                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 9                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
10                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                              $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                          $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------

                                                                               ABD WITH MEDICARE - DDD
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 2                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 3                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 4                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 5                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 6                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 7                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 8                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
 9                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
10                                                                    $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
11  TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                              $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                          $   -            -          $   -         -
---------------------------------------------------------------------------------------------------------------------

Non-State Plan Services Description
 1
 2
 3
 4
 5
 6
 7
 8
 9
10

* If medical and hospital claim costs for non-State Plan Services, must have some amount of administration for non-State Plan Services.

TABLE #19 - PART T - NON-STATE PLAN SERVICES BY RATE CELL GROUPING

                            NON-STATE PLAN SERVICES

FOR THE THREE MONTHS ENDING ____________________

                                                                             ABD WITH MEDICARE - NON-DDD
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -               -        $   -        -
---------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -               -        $   -         -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -               -        $   -         -
---------------------------------------------------------------------------------------------------------------------

                                                                                    NON-ADD - DDD
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -              -         $   -        -
---------------------------------------------------------------------------------------------------------------------

                                                                               ABD WITHOUT MEDICARE - DDD
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------

                                                                               ABD WITHOUT MEDICARE - DDD
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------

                                                                                      NJ KIDCARE B & C
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
11  TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)  $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------

                                                                                      NJ KIDCARE D
                                                                  ---------------------------------------------------
                                                                                  THREE-MONTH                 YTD
                 EXPENSES                                         THREE-MONTH $      UNITS        YTD $      UNITS
---------------------------------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
 1                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 2                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 3                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 4                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 5                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 6                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 7                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 8                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
 9                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
10                                                                   $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
11  TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)  $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
---------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                             $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
---------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                         $   -             -          $   -        -
---------------------------------------------------------------------------------------------------------------------

Non-State Plan Services Description
 1
 2
 3
 4
 5
 6
 7
 8
 9
10

* If medical and hospital claim costs for non-State Plan Services, must have some amount of administration for non-State Plan Services.

TABLE #19 - PART T - NON-STATE PLAN SERVICES BY RATE CELL GROUPING

                            NON-STATE PLAN SERVICES

FOR THE THREE MONTHS ENDING ____________________

                                                                                NJ FAMILYCARE PARENTS 0-133% FPL
                                                                      ---------------------------------------------------
                                                                                      THREE-MONTH                 YTD
                 EXPENSES                                             THREE-MONTH $      UNITS        YTD $      UNITS
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
-------------------------------------------------------------------------------------------------------------------------
 1                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 2                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 3                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 4                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 5                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 6                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 7                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 8                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 9                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
10                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
-------------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                                  $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
-------------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                              $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------

                                                                                    ABD WITH MEDICARE - AIDS
                                                                      ---------------------------------------------------
                                                                                      THREE-MONTH                 YTD
                 EXPENSES                                             THREE-MONTH $      UNITS        YTD $      UNITS
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
-------------------------------------------------------------------------------------------------------------------------
 1                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 2                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 3                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 4                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 5                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 6                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 7                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 8                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 9                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
10                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
11 TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
-------------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                                  $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
-------------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                              $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------

                                                                                           NON-ABD - AIDS
                                                                      ---------------------------------------------------
                                                                                      THREE-MONTH                 YTD
                 EXPENSES                                             THREE-MONTH $      UNITS        YTD $      UNITS
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------------------------------
MEDICAL & HOSPITAL NON-STATE PLAN SERVICES
-------------------------------------------------------------------------------------------------------------------------
 1                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 2                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 3                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 4                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 5                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 6                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 7                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 8                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
 9                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
10                                                                        $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
11  TOTAL MEDICAL & HOSPITAL NON-STATE PLAN SERVICES (1 THROUGH 10)       $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
  ADMINISTRATION FOR NON-STATE PLAN SERVICES*
-------------------------------------------------------------------------------------------------------------------------
12  TOTAL ADMINISTRATION                                                  $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES FOR NON-STATE PLAN SERVICES
-------------------------------------------------------------------------------------------------------------------------
13  TOTAL EXPENSES (11 + 12)                                              $   -            -          $   -        -
-------------------------------------------------------------------------------------------------------------------------

Non-State Plan Services Description
 1
 2
 3
 4
 5
 6
 7
 8
 9
10

* If medical and hospital claim costs for non-State Plan Services, must have some amount of administration for non-State Plan Services.

TABLE #19 - PART U - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

                  AFDC YOUTH (EXCLUDING AIDS) - NORTHERN REGION

FOR THE TWELVE MONTHS ENDING ____________________ FOR _________________________
                                                             (HMO NAME)

                 REVENUES / EXPENSES                     TWELVE-MONTH $   TWELVE-MONTH PMPM
-------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------
   1  Capitated Premiums
-------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
-------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
-------------------------------------------------------------------------------------------
  2d    Other
-------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)
-------------------------------------------------------------------------------------------
   4  Interest
-------------------------------------------------------------------------------------------
   5  COB                                                   $     -           $      -
-------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -           $      -
-------------------------------------------------------------------------------------------
   7  Other Revenue
-------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)
-------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -           $      -
-------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -           $      -
-------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -           $      -
-------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -           $      -
-------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -           $      -
-------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -           $      -
-------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -           $      -
-------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -           $      -
-------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -           $      -
-------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -           $      -
-------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -           $      -
-------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -           $      -
-------------------------------------------------------------------------------------------
  21  Transportation                                        $     -           $      -
-------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -           $      -
-------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -           $      -
-------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -           $      -
-------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -           $      -
-------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -           $      -
-------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -           $      -
-------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -           $      -
-------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------

TABLE #19 - PART V - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

                  AFDC YOUTH (EXCLUDING AIDS) - CENTRAL REGION

FOR THE TWELVE MONTHS ENDING ____________________ FOR _________________________
                                                             (HMO NAME)

                 REVENUES / EXPENSES                     TWELVE-MONTH $   TWELVE-MONTH PMPM
-------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------
   1  Capitated Premiums
-------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
-------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
-------------------------------------------------------------------------------------------
  2d    Other
-------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)
-------------------------------------------------------------------------------------------
   4  Interest
-------------------------------------------------------------------------------------------
   5  COB                                                   $     -           $      -
-------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -           $      -
-------------------------------------------------------------------------------------------
   7  Other Revenue
-------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)
-------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -           $      -
-------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -           $      -
-------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -           $      -
-------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -           $      -
-------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -           $      -
-------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -           $      -
-------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -           $      -
-------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -           $      -
-------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -           $      -
-------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -           $      -
-------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -           $      -
-------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -           $      -
-------------------------------------------------------------------------------------------
  21  Transportation                                        $     -           $      -
-------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -           $      -
-------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -           $      -
-------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -           $      -
-------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -           $      -
-------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -           $      -
-------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -           $      -
-------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -           $      -
-------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------

TABLE #19 - PART W - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

                  AFDC YOUTH (EXCLUDING AIDS) - SOUTHERN REGION

FOR THE TWELVE MONTHS ENDING ____________________ FOR__________________________
                                                             (HMO NAME)

                 REVENUES / EXPENSES                     TWELVE-MONTH $   TWELVE-MONTH PMPM
-------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------
   1  Capitated Premiums
-------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
-------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
-------------------------------------------------------------------------------------------
  2d    Other
-------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)
-------------------------------------------------------------------------------------------
   4  Interest
-------------------------------------------------------------------------------------------
   5  COB                                                   $     -           $      -
-------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -           $      -
-------------------------------------------------------------------------------------------
   7  Other Revenue
-------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)
-------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -           $      -
-------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -           $      -
-------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -           $      -
-------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -           $      -
-------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -           $      -
-------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -           $      -
-------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -           $      -
-------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -           $      -
-------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -           $      -
-------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -           $      -
-------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -           $      -
-------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -           $      -
-------------------------------------------------------------------------------------------
  21  Transportation                                        $     -           $      -
-------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -           $      -
-------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -           $      -
-------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -           $      -
-------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -           $      -
-------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -           $      -
-------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -           $      -
-------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -           $      -
-------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------

TABLE #19 - PART X - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

             ABD WITHOUT MEDICARE (INCLUDING AIDS) - NORTHERN REGION

FOR THE TWELVE MONTHS ENDING ____________________ FOR___________________________
                                                             (HMO NAME)

                 REVENUES / EXPENSES                     TWELVE-MONTH $   TWELVE-MONTH PMPM
-------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------
   1  Capitated Premiums
-------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
-------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
-------------------------------------------------------------------------------------------
  2d    Other
-------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)
-------------------------------------------------------------------------------------------
   4  Interest
-------------------------------------------------------------------------------------------
   5  COB                                                   $     -           $      -
-------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -           $      -
-------------------------------------------------------------------------------------------
   7  Other Revenue
-------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)
-------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -           $      -
-------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -           $      -
-------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -           $      -
-------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -           $      -
-------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -           $      -
-------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -           $      -
-------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -           $      -
-------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -           $      -
-------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -           $      -
-------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -           $      -
-------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -           $      -
-------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -           $      -
-------------------------------------------------------------------------------------------
  21  Transportation                                        $     -           $      -
-------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -           $      -
-------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -           $      -
-------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -           $      -
-------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -           $      -
-------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -           $      -
-------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -           $      -
-------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -           $      -
-------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------

TABLE #19 - PART Y - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

             ABD WITHOUT MEDICARE (INCLUDING AIDS) - CENTRAL REGION

FOR THE TWELVE MONTHS ENDING ____________________ FOR _________________________
                                                             (HMO NAME)

                 REVENUES / EXPENSES                     TWELVE-MONTH $   TWELVE-MONTH PMPM
-------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------
   1  Capitated Premiums
-------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
-------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
-------------------------------------------------------------------------------------------
  2d    Other
-------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)
-------------------------------------------------------------------------------------------
   4  Interest
-------------------------------------------------------------------------------------------
   5  COB                                                   $     -           $      -
-------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -           $      -
-------------------------------------------------------------------------------------------
   7  Other Revenue
-------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)
-------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -           $      -
-------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -           $      -
-------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -           $      -
-------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -           $      -
-------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -           $      -
-------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -           $      -
-------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -           $      -
-------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -           $      -
-------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -           $      -
-------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -           $      -
-------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -           $      -
-------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -           $      -
-------------------------------------------------------------------------------------------
  21  Transportation                                        $     -           $      -
-------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -           $      -
-------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -           $      -
-------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -           $      -
-------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -           $      -
-------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -           $      -
-------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -           $      -
-------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -           $      -
-------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------

TABLE #19 - PART Z - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

             ABD WITHOUT MEDICARE (INCLUDING AIDS) - SOUTHERN REGION

FOR THE TWELVE MONTHS ENDING ____________________ FOR _________________________
                                                             (HMO NAME)

                 REVENUES / EXPENSES                     TWELVE-MONTH $   TWELVE-MONTH PMPM
-------------------------------------------------------------------------------------------
MEMBER MONTHS
-------------------------------------------------------------------------------------------
REVENUES:
-------------------------------------------------------------------------------------------
   1  Capitated Premiums
-------------------------------------------------------------------------------------------
   2  Supplemental Premiums
-------------------------------------------------------------------------------------------
  2a    Maternity
-------------------------------------------------------------------------------------------
  2b    Reimbursable HIV/AIDS Drugs and Blood Products
-------------------------------------------------------------------------------------------
  2c    EPSDT Incentive Payment
-------------------------------------------------------------------------------------------
  2d    Other
-------------------------------------------------------------------------------------------
   3  Total Premiums (Lines 1+2a+2b+2c+2d)
-------------------------------------------------------------------------------------------
   4  Interest
-------------------------------------------------------------------------------------------
   5  COB                                                   $     -           $      -
-------------------------------------------------------------------------------------------
   6  Reinsurance Recoveries                                $     -           $      -
-------------------------------------------------------------------------------------------
   7  Other Revenue
-------------------------------------------------------------------------------------------
   8  TOTAL REVENUE (3+4+5+6+7)
-------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
-------------------------------------------------------------------------------------------
   9  Inpatient Hospital                                    $     -           $      -
-------------------------------------------------------------------------------------------
  10  Primary Care                                          $     -           $      -
-------------------------------------------------------------------------------------------
  11  Physician Specialty Services                          $     -           $      -
-------------------------------------------------------------------------------------------
  12  Outpatient Hospital                                   $     -           $      -
-------------------------------------------------------------------------------------------
  13  Other Professional Services                           $     -           $      -
-------------------------------------------------------------------------------------------
  14  Emergency Room                                        $     -           $      -
-------------------------------------------------------------------------------------------
  15  DME/Medical Supplies                                  $     -           $      -
-------------------------------------------------------------------------------------------
  16  Prosthetics & Orthotics                               $     -           $      -
-------------------------------------------------------------------------------------------
  17  Covered Dental                                        $     -           $      -
-------------------------------------------------------------------------------------------
  18  Pharmacy                                              $     -           $      -
-------------------------------------------------------------------------------------------
  19  HIV/AIDS Reimbursable Drugs                           $     -           $      -
-------------------------------------------------------------------------------------------
  20  Home Health Care                                      $     -           $      -
-------------------------------------------------------------------------------------------
  21  Transportation                                        $     -           $      -
-------------------------------------------------------------------------------------------
  22  Lab & X-ray                                           $     -           $      -
-------------------------------------------------------------------------------------------
  23  Vision Care including Eyeglasses                      $     -           $      -
-------------------------------------------------------------------------------------------
  24  Mental Health/Substance Abuse                         $     -           $      -
-------------------------------------------------------------------------------------------
  25  Reinsurance Expenses                                  $     -           $      -
-------------------------------------------------------------------------------------------
  26  Incentive Pool Adjustment                             $     -           $      -
-------------------------------------------------------------------------------------------
  27  Other Medical                                         $     -           $      -
-------------------------------------------------------------------------------------------
  28  TOTAL MEDICAL & HOSPITAL (9 through 27)               $     -           $      -
-------------------------------------------------------------------------------------------
ADMINISTRATION
-------------------------------------------------------------------------------------------
  29  Compensation
-------------------------------------------------------------------------------------------
  30  Interest Expense
-------------------------------------------------------------------------------------------
  31  Occupancy, Depreciation & Amortization
-------------------------------------------------------------------------------------------
  32  Education & Outreach
-------------------------------------------------------------------------------------------
  33  Marketing
-------------------------------------------------------------------------------------------
  34  Other
-------------------------------------------------------------------------------------------
  35  TOTAL ADMINISTRATION (29 through 34)
-------------------------------------------------------------------------------------------
  36  TOTAL EXPENSES (28+35)
-------------------------------------------------------------------------------------------
  37  OPERATION INCOME (LOSS) (8-36)
-------------------------------------------------------------------------------------------
  38  Extraordinary Item
-------------------------------------------------------------------------------------------
  39  Provisions for Taxes
-------------------------------------------------------------------------------------------
  40  Adjustment for prior period IBNR estimates
-------------------------------------------------------------------------------------------
  41  NET INCOME (LOSS) (37-38-39-40)
-------------------------------------------------------------------------------------------

TABLE #19 - PART AA - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

            NJ KIDCARE B&C (EXCLUDING AIDS) YOUTH - NORTHERN REGION

FOR THE TWELVE MONTHS ENDING ________________              FOR________________
                                                                  (HMO NAME)

                  REVENUES / EXPENSES                      Twelve-month $   Twelve-month PMPM
---------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------
   1     Capitated Premiums
---------------------------------------------------------------------------------------------
   2     Supplemental Premiums
---------------------------------------------------------------------------------------------
  2a       Maternity
---------------------------------------------------------------------------------------------
  2b       Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------
  2c       Epsdt Incentive Payment
---------------------------------------------------------------------------------------------
  2d       Other
---------------------------------------------------------------------------------------------
   3     Total Premiums (Lines 1+2a+2b+2c+2d)
---------------------------------------------------------------------------------------------
   4     Interest
---------------------------------------------------------------------------------------------
   5     COB                                               $            -   $               -
---------------------------------------------------------------------------------------------
   6     Reinsurance Recoveries                            $            -   $               -
---------------------------------------------------------------------------------------------
   7     Other Revenue
---------------------------------------------------------------------------------------------
   8     TOTAL REVENUE (3+4+5+6+7)
---------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------
   9     Inpatient Hospital                                $            -   $               -
---------------------------------------------------------------------------------------------
  10     Primary Care                                      $            -   $               -
---------------------------------------------------------------------------------------------
  11     Physician Specialty Services                      $            -   $               -
---------------------------------------------------------------------------------------------
  12     Outpatient Hospital                               $            -   $               -
---------------------------------------------------------------------------------------------
  13     Other Professional Services                       $            -   $               -
---------------------------------------------------------------------------------------------
  14     Emergency Room                                    $            -   $               -
---------------------------------------------------------------------------------------------
  15     DME/Medical Supplies                              $            -   $               -
---------------------------------------------------------------------------------------------
  16     Prosthetics & Orthotics                           $            -   $               -
---------------------------------------------------------------------------------------------
  17     Covered Dental                                    $            -   $               -
---------------------------------------------------------------------------------------------
  18     Pharmacy                                          $            -   $               -
---------------------------------------------------------------------------------------------
  19     HIV/AIDS Reimbursable Drugs                       $            -   $               -
---------------------------------------------------------------------------------------------
  20     Home Health Care                                  $            -   $               -
---------------------------------------------------------------------------------------------
  21     Transportation                                    $            -   $               -
---------------------------------------------------------------------------------------------
  22     Lab & X-ray                                       $            -   $               -
---------------------------------------------------------------------------------------------
  23     Vision Care Including Eyeglasses                  $            -   $               -
---------------------------------------------------------------------------------------------
  24     Mental Health/Substance Abuse                     $            -   $               -
---------------------------------------------------------------------------------------------
  25     Reinsurance Expenses                              $            -   $               -
---------------------------------------------------------------------------------------------
  26     Incentive Pool Adjustment                         $            -   $               -
---------------------------------------------------------------------------------------------
  27     Other Medical                                     $            -   $               -
---------------------------------------------------------------------------------------------
  28     TOTAL MEDICAL & HOSPITAL (9 through 27)           $            -   $               -
---------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------
  29     Compensation
---------------------------------------------------------------------------------------------
  30     Interest Expense
---------------------------------------------------------------------------------------------
  31     Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------
  32     Education & Outreach
---------------------------------------------------------------------------------------------
  33     Marketing
---------------------------------------------------------------------------------------------
  34     Other
---------------------------------------------------------------------------------------------
  35     TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------
  36     TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------
  37     OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------
  38     Extraordinary Item
---------------------------------------------------------------------------------------------
  39     Provisions for Taxes
---------------------------------------------------------------------------------------------
  40     Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------
  41     NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------

TABLE #19 - PART AB - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

             NJ KIDCARE B&C (EXCLUDING AIDS) YOUTH - CENTRAL REGION

FOR THE TWELVE MONTHS ENDING ________________________      FOR_________________
                                                                  (HMO NAME)

                  REVENUES / EXPENSES                      Twelve-month $   Twelve-month PMPM
---------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------
   1     Capitated Premiums
---------------------------------------------------------------------------------------------
   2     Supplemental Premiums
---------------------------------------------------------------------------------------------
  2a       Maternity
---------------------------------------------------------------------------------------------
  2b       Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------
  2c       EPSDT Incentive Payment
---------------------------------------------------------------------------------------------
  2d       Other
---------------------------------------------------------------------------------------------
   3     Total Premiums (Lines 1+2a+2b+2c+2d)
---------------------------------------------------------------------------------------------
   4     Interest
---------------------------------------------------------------------------------------------
   5     COB                                               $            -   $               -
---------------------------------------------------------------------------------------------
   6     Reinsurance Recoveries                            $            -   $               -
---------------------------------------------------------------------------------------------
   7     Other Revenue
---------------------------------------------------------------------------------------------
   8     TOTAL REVENUE (3+4+5+6+7)
---------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------
   9     Inpatient Hospital                                $            -   $               -
---------------------------------------------------------------------------------------------
  10     PRIMARY CARE                                      $            -   $               -
---------------------------------------------------------------------------------------------
  11     Physician Specialty Services                      $            -   $               -
---------------------------------------------------------------------------------------------
  12     Outpatient Hospital                               $            -   $               -
---------------------------------------------------------------------------------------------
  13     Other Professional Services                       $            -   $               -
---------------------------------------------------------------------------------------------
  14     Emergency Room                                    $            -   $               -
---------------------------------------------------------------------------------------------
  15     DME/Medical Supplies                              $            -   $               -
---------------------------------------------------------------------------------------------
  16     Prosthetics & Orthotics                           $            -   $               -
---------------------------------------------------------------------------------------------
  17     Covered Dental                                    $            -   $               -
---------------------------------------------------------------------------------------------
  18     Pharmacy                                          $            -   $               -
---------------------------------------------------------------------------------------------
  19     HIV/AIDS Reimbursable Drugs                       $            -   $               -
---------------------------------------------------------------------------------------------
  20     Home Health Care                                  $            -   $               -
---------------------------------------------------------------------------------------------
  21     Transportation                                    $            -   $               -
---------------------------------------------------------------------------------------------
  22     Lab & X-Ray                                       $            -   $               -
---------------------------------------------------------------------------------------------
  23     Vision Care Including Eyeglasses                  $            -   $               -
---------------------------------------------------------------------------------------------
  24     Mental Health/Substance Abuse                     $            -   $               -
---------------------------------------------------------------------------------------------
  25     Reinsurance Expenses                              $            -   $               -
---------------------------------------------------------------------------------------------
  26     Incentive Pool Adjustment                         $            -   $               -
---------------------------------------------------------------------------------------------
  27     Other Medical                                     $            -   $               -
---------------------------------------------------------------------------------------------
  28     TOTAL MEDICAL & HOSPITAL (9 through 27)           $            -   $               -
---------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------
  29     Compensation
---------------------------------------------------------------------------------------------
  30     Interest Expense
---------------------------------------------------------------------------------------------
  31     Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------
  32     Education & Outreach
---------------------------------------------------------------------------------------------
  33     Marketing
---------------------------------------------------------------------------------------------
  34     Other
---------------------------------------------------------------------------------------------
  35     TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------
  36     TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------
  37     OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------
  38     Extraordinary Item
---------------------------------------------------------------------------------------------
  39     Provisions for Taxes
---------------------------------------------------------------------------------------------
  40     Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------
  41     NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------

TABLE #19 - PART AC - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

             NJ KIDCARE B&C (EXCLUDING AIDS) YOUTH - SOUTHERN REGION

FOR THE TWELVE MONTHS ENDING _____________________         FOR_________________
                                                                 (HMO NAME)

                  REVENUES / EXPENSES                      Twelve-month $   Twelve-month PMPM
---------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------
   1     Capitated Premiums
---------------------------------------------------------------------------------------------
   2     Supplemental Premiums
---------------------------------------------------------------------------------------------
  2a       Maternity
---------------------------------------------------------------------------------------------
  2b       Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------
  2c       EPSDT Incentive Payment
---------------------------------------------------------------------------------------------
  2d       Other
---------------------------------------------------------------------------------------------
   3     Total Premiums (Lines 1+2a+2b+2c+2d)
---------------------------------------------------------------------------------------------
   4     Interest
---------------------------------------------------------------------------------------------
   5     COB                                               $            -   $               -
---------------------------------------------------------------------------------------------
   6     Reinsurance Recoveries                            $            -   $               -
---------------------------------------------------------------------------------------------
   7     Other Revenue
---------------------------------------------------------------------------------------------
   8     TOTAL REVENUE (3+4+5+6+7)
---------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------
   9     Inpatient Hospital                                $            -   $               -
---------------------------------------------------------------------------------------------
  10     Primary Care                                      $            -   $               -
---------------------------------------------------------------------------------------------
  11     Physician Specialty Services                      $            -   $               -
---------------------------------------------------------------------------------------------
  12     Outpatient Hospital                               $            -   $               -
---------------------------------------------------------------------------------------------
  13     Other Professional Services                       $            -   $               -
---------------------------------------------------------------------------------------------
  14     Emergency Room                                    $            -   $               -
---------------------------------------------------------------------------------------------
  15     DME/Medical Supplies                              $            -   $               -
---------------------------------------------------------------------------------------------
  16     Prosthetics & Orthotics                           $            -   $               -
---------------------------------------------------------------------------------------------
  17     Covered Dental                                    $            -   $               -
---------------------------------------------------------------------------------------------
  18     Pharmacy                                          $            -   $               -
---------------------------------------------------------------------------------------------
  19     HIV/AIDS Reimbursable Drugs                       $            -   $               -
---------------------------------------------------------------------------------------------
  20     Home Health Care                                  $            -   $               -
---------------------------------------------------------------------------------------------
  21     Transportation                                    $            -   $               -
---------------------------------------------------------------------------------------------
  22     Lab & X-Ray                                       $            -   $               -
---------------------------------------------------------------------------------------------
  23     Vision Care Including Eyeglasses                  $            -   $               -
---------------------------------------------------------------------------------------------
  24     Mental Health/Substance Abuse                     $            -   $               -
---------------------------------------------------------------------------------------------
  25     Reinsurance Expenses                              $            -   $               -
---------------------------------------------------------------------------------------------
  26     Incentive Pool Adjustment                         $            -   $               -
---------------------------------------------------------------------------------------------
  27     Other Medical                                     $            -   $               -
---------------------------------------------------------------------------------------------
  28     TOTAL MEDICAL & HOSPITAL (9 through 27)           $            -   $               -
---------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------
  29     Compensation
---------------------------------------------------------------------------------------------
  30     Interest Expense
---------------------------------------------------------------------------------------------
  31     Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------
  32     Education & Outreach
---------------------------------------------------------------------------------------------
  33     Marketing
---------------------------------------------------------------------------------------------
  34     Other
---------------------------------------------------------------------------------------------
  35     TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------
  36     TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------
  37     OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------
  38     Extraordinary Item
---------------------------------------------------------------------------------------------
  39     Provisions for Taxes
---------------------------------------------------------------------------------------------
  40     Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------
  41     NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------

TABLE #19 - PART AD - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

        NJ FAMILYCARE PARENTS 0-133% FPL 19-44 FEMALE - NORTHERN REGION

FOR THE TWELVE MONTHS ENDING _________________________     FOR_________________
                                                                  (HMO NAME)

                  REVENUES / EXPENSES                      Twelve-month $   Twelve-month PMPM
---------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------
 1    Capitated Premiums
---------------------------------------------------------------------------------------------
 2    Supplemental Premiums
---------------------------------------------------------------------------------------------
2a       Maternity
---------------------------------------------------------------------------------------------
2b       Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------
2c       EPSDT Incentive Payment
---------------------------------------------------------------------------------------------
2d       Other
---------------------------------------------------------------------------------------------
 3    Total Premiums (Lines 1+2a+2b+2c+2d)
---------------------------------------------------------------------------------------------
 4    Interest
---------------------------------------------------------------------------------------------
 5    COB                                               $            -   $                  -
---------------------------------------------------------------------------------------------
 6    Reinsurance Recoveries                            $            -   $                  -
---------------------------------------------------------------------------------------------
 7    Other Revenue
---------------------------------------------------------------------------------------------
 8    TOTAL REVENUE (3+4+5+6+7)
---------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------
 9    Inpatient Hospital                                $            -   $                  -
---------------------------------------------------------------------------------------------
10    Primary Care                                      $            -   $                  -
---------------------------------------------------------------------------------------------
11    Physician Specialty Services                      $            -   $                  -
---------------------------------------------------------------------------------------------
12    Outpatient Hospital                               $            -   $                  -
---------------------------------------------------------------------------------------------
13    Other Professional Services                       $            -   $                  -
---------------------------------------------------------------------------------------------
14    Emergency Room                                    $            -   $                  -
---------------------------------------------------------------------------------------------
15    DME/Medical Supplies                              $            -   $                  -
---------------------------------------------------------------------------------------------
16    Prosthetics & Orthotics                           $            -   $                  -
---------------------------------------------------------------------------------------------
17    Covered Dental                                    $            -   $                  -
---------------------------------------------------------------------------------------------
18    Pharmacy                                          $            -   $                  -
---------------------------------------------------------------------------------------------
19    HIV/AIDS Reimbursable Drugs                       $            -   $                  -
---------------------------------------------------------------------------------------------
20    Home Health Care                                  $            -   $                  -
---------------------------------------------------------------------------------------------
21    Transportation                                    $            -   $                  -
---------------------------------------------------------------------------------------------
22    Lab & X-Ray                                       $            -   $                  -
---------------------------------------------------------------------------------------------
23    Vision Care Including Eyeglasses                  $            -   $                  -
---------------------------------------------------------------------------------------------
24    Mental Health/Substance Abuse                     $            -   $                  -
---------------------------------------------------------------------------------------------
25    Reinsurance Expenses                              $            -   $                  -
---------------------------------------------------------------------------------------------
26    Incentive Pool Adjustment                         $            -   $                  -
---------------------------------------------------------------------------------------------
27    Other Medical                                     $            -   $                  -
---------------------------------------------------------------------------------------------
28    TOTAL MEDICAL & HOSPITAL (9 through 27)           $            -   $                  -
---------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------
29    Compensation
---------------------------------------------------------------------------------------------
30    Interest Expense
---------------------------------------------------------------------------------------------
31    Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------
32    Education & Outreach
---------------------------------------------------------------------------------------------
33    Marketing
---------------------------------------------------------------------------------------------
34    Other
---------------------------------------------------------------------------------------------
35    TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------
36    TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------
37    OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------
38    Extraordinary Item
---------------------------------------------------------------------------------------------
39    Provisions for Taxes
---------------------------------------------------------------------------------------------
40    Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------
41    NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------

TABLE #19 - PART AE - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

         NJ FAMILYCARE PARENTS 0-133% FPL 19-44 FEMALE - CENTRAL REGION

FOR THE TWELVE MONTHS ENDING _________________________     FOR_________________
                                                                  (HMO NAME)

                  REVENUES / EXPENSES                      Twelve-month $   Twelve-month PMPM
---------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------
   1     Capitated Premiums
---------------------------------------------------------------------------------------------
   2     Supplemental Premiums
---------------------------------------------------------------------------------------------
  2a       Maternity
---------------------------------------------------------------------------------------------
  2b       Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------
  2c       Epsdt Incentive Payment
---------------------------------------------------------------------------------------------
  2d       Other
---------------------------------------------------------------------------------------------
   3     Total Premiums (Lines 1+2a+2b+2c+2d)
---------------------------------------------------------------------------------------------
   4     Interest
---------------------------------------------------------------------------------------------
   5     COB                                               $            -   $               -
---------------------------------------------------------------------------------------------
   6     Reinsurance Recoveries                            $            -   $               -
---------------------------------------------------------------------------------------------
   7     Other Revenue
---------------------------------------------------------------------------------------------
   8     TOTAL REVENUE (3+4+5+6+7)
---------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------
   9     Inpatient Hospital                                $            -   $               -
---------------------------------------------------------------------------------------------
  10     Primary Care                                      $            -   $               -
---------------------------------------------------------------------------------------------
  11     Physician Specialty Services                      $            -   $               -
---------------------------------------------------------------------------------------------
  12     Outpatient Hospital                               $            -   $               -
---------------------------------------------------------------------------------------------
  13     Other Professional Services                       $            -   $               -
---------------------------------------------------------------------------------------------
  14     Emergency Room                                    $            -   $               -
---------------------------------------------------------------------------------------------
  15     DME/Medical Supplies                              $            -   $               -
---------------------------------------------------------------------------------------------
  16     Prosthetics & Orthotics                           $            -   $               -
---------------------------------------------------------------------------------------------
  17     Covered Dental                                    $            -   $               -
---------------------------------------------------------------------------------------------
  18     Pharmacy                                          $            -   $               -
---------------------------------------------------------------------------------------------
  19     HIV/AIDS Reimbursable Drugs                       $            -   $               -
---------------------------------------------------------------------------------------------
  20     Home Health Care                                  $            -   $               -
---------------------------------------------------------------------------------------------
  21     Transportation                                    $            -   $               -
---------------------------------------------------------------------------------------------
  22     Lab & X-Ray                                       $            -   $               -
---------------------------------------------------------------------------------------------
  23     Vision Care Including Eyeglasses                  $            -   $               -
---------------------------------------------------------------------------------------------
  24     Mental Health/Substance Abuse                     $            -   $               -
---------------------------------------------------------------------------------------------
  25     Reinsurance Expenses                              $            -   $               -
---------------------------------------------------------------------------------------------
  26     Incentive Pool Adjustment                         $            -   $               -
---------------------------------------------------------------------------------------------
  27     Other Medical                                     $            -   $               -
---------------------------------------------------------------------------------------------
  28     TOTAL MEDICAL & HOSPITAL (9 through 27)           $            -   $               -
---------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------
  29     Compensation
---------------------------------------------------------------------------------------------
  30     Interest Expense
---------------------------------------------------------------------------------------------
  31     Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------
  32     Education & Outreach
---------------------------------------------------------------------------------------------
  33     Marketing
---------------------------------------------------------------------------------------------
  34     Other
---------------------------------------------------------------------------------------------
  35     TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------
  36     TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------
  37     OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------
  38     Extraordinary Item
---------------------------------------------------------------------------------------------
  39     Provisions for Taxes
---------------------------------------------------------------------------------------------
  40     Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------
  41     NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------

TABLE #19 - PART AF - ANNUAL REGIONAL SUMMARY BY RATE CELL GROUPING

        NJ FAMILYCARE PARENTS 0-133% FPL 19-44 FEMALE - SOUTHERN REGION

FOR THE TWELVE MONTHS ENDING _________________________     FOR_________________
                                                                 (HMO NAME)

                  REVENUES / EXPENSES                      Twelve-month $   Twelve-month PMPM
---------------------------------------------------------------------------------------------
MEMBER MONTHS
---------------------------------------------------------------------------------------------
REVENUES:
---------------------------------------------------------------------------------------------
   1     Capitated Premiums
---------------------------------------------------------------------------------------------
   2     Supplemental Premiums
---------------------------------------------------------------------------------------------
  2a       Maternity
---------------------------------------------------------------------------------------------
  2b       Reimbursable HIV/AIDS Drugs and Blood Products
---------------------------------------------------------------------------------------------
  2c       EPSDT Incentive Payment
---------------------------------------------------------------------------------------------
  2d       Other
---------------------------------------------------------------------------------------------
   3     Total Premiums (Lines 1+2a+2b+2c+2d)
---------------------------------------------------------------------------------------------
   4     Interest
---------------------------------------------------------------------------------------------
   5     COB                                               $            -   $               -
---------------------------------------------------------------------------------------------
   6     Reinsurance Recoveries                            $            -   $               -
---------------------------------------------------------------------------------------------
   7     Other Revenue
---------------------------------------------------------------------------------------------
   8     TOTAL REVENUE (3+4+5+6+7)
---------------------------------------------------------------------------------------------
EXPENSES:
---------------------------------------------------------------------------------------------
MEDICAL AND HOSPITAL
---------------------------------------------------------------------------------------------
   9     Inpatient Hospital                                $            -   $               -
---------------------------------------------------------------------------------------------
  10     Primary Care                                      $            -   $               -
---------------------------------------------------------------------------------------------
  11     Physician Specialty Services                      $            -   $               -
---------------------------------------------------------------------------------------------
  12     Outpatient Hospital                               $            -   $               -
---------------------------------------------------------------------------------------------
  13     Other Professional Services                       $            -   $               -
---------------------------------------------------------------------------------------------
  14     Emergency Room                                    $            -   $               -
---------------------------------------------------------------------------------------------
  15     DME/Medical Supplies                              $            -   $               -
---------------------------------------------------------------------------------------------
  16     Prosthetics & Orthotics                           $            -   $               -
---------------------------------------------------------------------------------------------
  17     Covered Dental                                    $            -   $               -
---------------------------------------------------------------------------------------------
  18     Pharmacy                                          $            -   $               -
---------------------------------------------------------------------------------------------
  19     HIV/AIDS Reimbursable Drugs                       $            -   $               -
---------------------------------------------------------------------------------------------
  20     Home Health Care                                  $            -   $               -
---------------------------------------------------------------------------------------------
  21     Transportation                                    $            -   $               -
---------------------------------------------------------------------------------------------
  22     Lab & X-Ray                                       $            -   $               -
---------------------------------------------------------------------------------------------
  23     Vision Care Including Eyeglasses                  $            -   $               -
---------------------------------------------------------------------------------------------
  24     Mental Health/Substance Abuse                     $            -   $               -
---------------------------------------------------------------------------------------------
  25     Reinsurance Expenses                              $            -   $               -
---------------------------------------------------------------------------------------------
  26     Incentive Pool Adjustment                         $            -   $               -
---------------------------------------------------------------------------------------------
  27     Other Medical                                     $            -   $               -
---------------------------------------------------------------------------------------------
  28     TOTAL MEDICAL & HOSPITAL (9 through 27)           $            -   $               -
---------------------------------------------------------------------------------------------
ADMINISTRATION
---------------------------------------------------------------------------------------------
  29     Compensation
---------------------------------------------------------------------------------------------
  30     Interest Expense
---------------------------------------------------------------------------------------------
  31     Occupancy, Depreciation & Amortization
---------------------------------------------------------------------------------------------
  32     Education & Outreach
---------------------------------------------------------------------------------------------
  33     Marketing
---------------------------------------------------------------------------------------------
  34     Other
---------------------------------------------------------------------------------------------
  35     TOTAL ADMINISTRATION (29 through 34)
---------------------------------------------------------------------------------------------
  36     TOTAL EXPENSES (28+35)
---------------------------------------------------------------------------------------------
  37     OPERATION INCOME (LOSS) (8-36)
---------------------------------------------------------------------------------------------
  38     Extraordinary Item
---------------------------------------------------------------------------------------------
  39     Provisions for Taxes
---------------------------------------------------------------------------------------------
  40     Adjustment for prior period IBNR estimates
---------------------------------------------------------------------------------------------
  41     NET INCOME (LOSS) (37-38-39-40)
---------------------------------------------------------------------------------------------

A.7.22 TABLES 20, PARTS A THROUGH D

[TABLE ILLEGIBLE]

[TABLE ILLEGIBLE]

[TABLE ILLEGIBLE]

[TABLE ILLEGIBLE]

A.7.23 TABLE 21

                                                            DRAFT & CONFIDENTIAL

TABLE #21 - MATERNITY OUTCOME COUNTS

FOR THE THREE MONTHS ENDING____________________________    FOR_________________
                                                                  (HMO NAME)

                                                 CURRENT PERIOD                             YEAR TO DATE
                                     -------------------------------------------------------------------------------
                                         LIVE BIRTHS                              LIVE BIRTHS
                                     -------------------                     --------------------
                                     C-SECTION   VAGINAL   NON-LIVE BIRTHS   C-SECTION    VAGINAL    NON-LIVE BIRTHS
--------------------------------------------------------------------------------------------------------------------
NORTHERN REGION
AFDC/NJCPW/NJ KIDCARE A
--------------------------------------------------------------------------------------------------------------------
CENTRAL REGION
AFDC/NJCPW/NJKIDCARE A
--------------------------------------------------------------------------------------------------------------------
SOUTHERN REGION
AFDC/NJCPW/NJ KIDCARE A
--------------------------------------------------------------------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------------------------------------------

NOTE: ONLY OUTCOMES AFTER THE TWELFTH WEEK OF GESTATION SHOULD BE INCLUDED IN THIS REPORT, EXCLUDING ELECTIVE ABORTIONS.

A.8.0 FINANCIAL PROVISIONS

A.8.1 OTHER COVERAGE INFORMATION

                               STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
                         MEDICAID THIRD PARTY LIABILITY

                                                PERSON
PLEASE COMPLETE ENTIRE FORM:                    NUMBERS  [ ][ ][ ][ ][ ][ ]
              MEDICAID NUMBER                   COVERED  [ ][ ][ ][ ][ ][ ]
         [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]           BY     [ ][ ][ ][ ][ ][ ]
                                               INSURANCE

               CASE NAME                        FIRST NAME                  BIRTHDATE             SOCIAL SECURITY NUMBER
[ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ]

   INS                 POLICY   HIC                                                  COV     POL
  CODE                 NUMBER/NUMBER                        GROUP NUMBER             TYPE   HOLDER
[ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ]    [ ]

[ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ]    [ ]

[ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ]    [ ]

[ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ]    [ ]

   INS
  CODE         EFFECTIVE DATE           TERMINATION DATE
[ ][ ][ ] [ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ]

[ ][ ][ ] [ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ]

[ ][ ][ ] [ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ]

[ ][ ][ ] [ ][ ][ ][ ][ ][ ][ ][ ]  [ ][ ][ ][ ][ ][ ][ ][ ]

ATTACH COPY OF FRONT AND BACK OF INSURANCE CARD(S)

Name of Policy Holder:________________________                        SSN of Policy Holder__-___-____

Name, Address and Phone Number of Insurance Carrier:_____________     Enter relationship of policy holder in policy holder block.
                                                         Name         Relationships are as follows:
______________________________________________    _______________     1. Self                     3. Absent Parent
                Street Address                       City             2. Dependent of Medicaid    4. Another Adult
                                                                          Head of Household
______________________________________________    _____-_____-_____
   State                 Zip                       Telephone Number

Enter the two digit code in the coverage block which corresponds to the type of insurance coverage reflected in the policy.

The allowance codes are:

01 Inpatient Hospital        07 Optical                         13 Hospital Medical/Surgical and Major Medical
02 Medical/Surgical          08 Hospital and Medical/Surgical   14 Hospital Medical/Surgical Major Medical and Rx
03 Major Medical             09 Long term Care                  15 Hospital Medical/Surgical Major Medical and Rx and Dental
04 Medicare Supplemental     10 HMO with Rx                     16 Hospital Medical/Surgical Major Medical Rx and Dental and Optical
05 Prescription              11 HMO no Rx                       17 HMO Rx and Dental
06 Dental                    12 Outpatient Hospital             18 HMO Rx Dental and Optical

Has any case member sustained a traumatic injury in the last 5 years?  [ ]Yes [ ]No   If yes, name of injured party:_______
Date of injury:__________________   Where did injury take place?_________________     Description:_________________________

A.8.2 TORT/ACCIDENT REFERRAL FORM

                               STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                          TORT - ACCIDENT REFERRAL FORM
                       PLEASE USE OTHER SIDE IF NECESSARY

HMO__________________________HMO#_____________________PHONE____________________

PART A: IDENTIFICATION

CLIENT'S NAME________________________________HSP#___________________________

DATE OF ACCIDENT/INCIDENT __________________________________________________

NATURE OF INJURY          __________________________________________________

TYPE OF ACCIDENT          __________________________________________________
                                 (auto - fall - med. malpractice, etc.)

ATTORNEY FOR CLIENT       __________________________________________________
(NAME-ADDRESS-PHONE)      __________________________________________________

                          __________________________________________________

Please attach any copies of pleadings or any other documents in your possession including subpoenas or request for medical information from an attorney, insurance company or client.

PART B: SERVICES

                      DIAGNOSIS    PROCEDURE
SERVICE    PROVIDER     CODE &       CODE&     PROVIDER      HMO
DATE(S)      NAME      DESCRIP      DESCRIP     CHARGES    PAYMENT
-------      ----      -------      -------     -------    -------
_______    ________   _________    _________   ________    _______
_______    ________   _________    _________   ________    _______
_______    ________   _________    _________   ________    _______
_______    ________   _________    _________   ________    _______
_______    ________   _________    _________   ________    _______
_______    ________   _________    _________   ________    _______
_______    ________   _________    _________   ________    _______

                              ____________________________________
                             NAME OF PERSON COMPLETING FORM - DATE

                                    SECTION B
                               REFERENCE MATERIALS

This section contains all reference materials affiliated with the contract. They are presented according to the Article to which they correspond, beginning with
Article 2.

B.2.0   CONDITIONS PRECEDENT

B.2.1  RESERVED

B.2.2 [Reserved] RESERVED

B.2.3   READINESS REVIEW

                                READINESS REVIEW

The following information will be reviewed and discussed during the Division of Medical Assistance and Health Services readiness review:

1.       Administration and Organizational Structure

         -     Tour office/facility

         -     Identify any changes in organizational structure

               -   interim plans to delegate responsibilities

         -     Identify chain of command

               -   identify and introduce of management team

2.       Quality Management

         -     Identify and meet staff and flow of responsibilities

         -     Review final plans for implementation of Quality Management
               Committees

         - Review procedures for interdepartmental coordination on quality issues

         -     Review final policy and procedure manuals

         -     Review credentialing files

3.       Provider Relations

         -     Identify and meet staff and flow of responsibilities

         -     Process for staff education

         -     Review staff procedure manuals/documents

         -     Policy on provider education and outreach

         -     Processing and monitoring of provider inquiries and complaints

         -     Evaluation/effectiveness of Provider Relation Services

         -     Recruitment policy

         -     Review record keeping of provider files

4.       Member Services/Customer Services

         -     Identify and meet staff and flow of responsibilities

         -     Process for staff education

         -     Review staff procedure manuals/documents

         -     Policy on member education and outreach

         -     Processing and monitoring member inquiries and complaints

         -     Is 24 hour coverage in place

         -     Bilingual staff/translation ability

         -     Evaluation/effectiveness of Member Services

         -     Plans for the initiation of member surveys

         -     Telephone hotline staff and system

         -     Enrollment

5.       Enrollment

         -     Identify and meet staff and flow of responsibilities

         -     Process for staff education

         -     Review staff procedure manuals/documents

         -     Processing and monitoring enrollment process

         -     Evaluation/effectiveness of Member Services

6.       Complaints and Grievances

         -     Identify responsible staff

         -     Identify process and resolution of complaint

         -     Tracking

         -     Incorporation into quality assurance activities

         -     Process for maintaining confidentiality

7.       Marketing

         -     Identify and meet marketing staff

         -     Education/training of marketing staff

         -     Review of marketing plan/sites for enrollment

         -     Inspect materials inventory

8.       Record Keeping

         -     Check security of record keeping system

         -     Provider and member files

         -     Plans for record retention

         -     Confidentiality

9.       Utilization Management

         -     Identify and meet responsible staff

         -     Education/training of staff

         -     Process for authorization/denials of services

         -     Coordination of alternative services/approvals

         -     Referrals/Precertification

10.      Fiscal Responsibility

         -     Meet responsible Financial staff

         -     Review Provider Payment claims screens

         -     Review Financial Management screens

11.      Management Information Systems

         -     Review Provider Payment claims screens

         -     Review Member and Provider screens

         -     Review Quality and Utilization Management screens

         -     Review capability for reporting

         -     Identify staff

B.3.0   MANAGED CARE MANAGEMENT INFORMATION SYSTEMS

B.3.1    MONTHLY ROSTER EXTRACT FILE

                              STATE OF NEW JERSEY
                           DEPARTMENT OF THE TREASURY
                        OFFICE OF INFORMATION TECHNOLOGY
                                  FILE LAYOUT

FILE NAME: MONTHLY ROSTER FILE                                    EFFECTIVE DATE

DATASET NAME                     RECORD SIZE 70                       BLOCK SIZE

                                                                         COBOL
ELEM        FIELD NAME          CHARS    BYTES     REL TO 1    FMT      PICTURE    DESCRIPTIONS AND REMARKS
-----------------------------------------------------------------------------------------------------------
 1     NX55-CASE-NUMBER          10       10        1-10        NU       9(10)
-----------------------------------------------------------------------------------------------------------
 2     NX55-RECIPIENT            2        2         11-12       NU       9(02)
-----------------------------------------------------------------------------------------------------------
 3     NX55-LAST-NAME            12       12        13-24       AN       X(12)
-----------------------------------------------------------------------------------------------------------
 4     NX55-FIRST-NAME           7        7         25-31       AN       X(07)
-----------------------------------------------------------------------------------------------------------
 5     NX55-COUNTY-OF-RESID      2        2         32-33       AN       X(02)
-----------------------------------------------------------------------------------------------------------
 6     NX55-MC-CODE              3        3         34-36       AN       X(03)
-----------------------------------------------------------------------------------------------------------
 7     NX55-MC-EFF-DATE          8                  37-44       NU       9(08)            CCYYMMDD
-----------------------------------------------------------------------------------------------------------
 8     NX55-MC-TERM-DTE          8        8         45-52       NU       9(08)            CCYYMMDD
-----------------------------------------------------------------------------------------------------------
 9     NX55-MC-PAYMENT-CODE      1        1           53        AN       X(01)
-----------------------------------------------------------------------------------------------------------
 10    NX55-MC-CAP-CODE          5        5         54-58       AN       X(05)
-----------------------------------------------------------------------------------------------------------
 11    NX55-PSC                  3        3         59-61       AN       X(03)
-----------------------------------------------------------------------------------------------------------
 12    NX-55-RACE                1        1           62        AN       X(01)
-----------------------------------------------------------------------------------------------------------
 13    FILLER                    7        7         63-69       AN       X(07)
-----------------------------------------------------------------------------------------------------------
 14    NX55-RECORD-TYPE          1        1           70        AN       X(01)
-----------------------------------------------------------------------------------------------------------

FORMAT   BI = BINARY  PD = PACKED DECIMAL  ED = EXTENDED DECIMAL
         AN = ALPHANUMERIC NU = NUMERIC

LAST UPDATED: 3/28/03                                                    PAGE: 1

[Reserved]

B.3.2    MANAGED CARE REGISTER FILE

                              STATE OF NEW JERSEY
                           DEPARTMENT OF THE TREASURY
                        OFFICE OF INFORMATION TECHNOLOGY
                                  FILE LAYOUT

FILE NAME MANAGED CARE REGISTER FILE                       EFFECTIVE DATE 4/2002

DATASET NAME NX20AMCR            RECORD SIZE 297                      BLOCK SIZE

                                                                         COBOL
ELEM          FIELD NAME         CHARS   BYTES     REL TO 1     FMT     PICTURE              DESCRIPTIONS AND REMARKS
-----------------------------------------------------------------------------------------------------------------------------------
 1 - 31  NX-TR-MC-RECORD         297     297        1 - 297   GROUP     X(297)
-----------------------------------------------------------------------------------------------------------------------------------
 1 - 2   NX-TR-MEDICAID-ID        12      12        1 - 12    GROUP      X(12)
-----------------------------------------------------------------------------------------------------------------------------------
  1      NX-TR-CASE-NUMBER        10      10        1 - 10     AN        X(10)
-----------------------------------------------------------------------------------------------------------------------------------
  2      NX-TR-RECIP-NUMBER        2       2       11 - 12     AN         X(2)
-----------------------------------------------------------------------------------------------------------------------------------
  3      NX-TR-CHANGE-TYPE         1       1       13 - 13     AN         X(1)     A = NEW ENROLLMENT (ADD); C = CHANGE; D = DELETE
-----------------------------------------------------------------------------------------------------------------------------------
  4      NX-TR-CHANGE-DATE         8       8       14 - 21     NU         9(8)     FORMAT   YYYYMMDD
-----------------------------------------------------------------------------------------------------------------------------------
  5      NX-TR-SOURCE              4       4       22 - 25     AN         X(4)
-----------------------------------------------------------------------------------------------------------------------------------
  6      NX-TR-MC-HMO              3       3       26 - 28     AN         X(3)
-----------------------------------------------------------------------------------------------------------------------------------
  7      NX-TR-LST-NAME           12      12       29 - 40     AN        X(12)
-----------------------------------------------------------------------------------------------------------------------------------
  8      NX-TR-FST-NAME            7       7       41 - 47     AN         X(7)
-----------------------------------------------------------------------------------------------------------------------------------
  9      NX-TR-DOB                 8       8       48 - 55     NU         9(8)     FORMAT   YYYYMMDD
-----------------------------------------------------------------------------------------------------------------------------------
  10     NX-TR-SEX                 1       1       56 - 56     AN         X(1)     F = FEMALE  M = MALE
-----------------------------------------------------------------------------------------------------------------------------------
  11     NX-TR-SSN                 9       9       57 - 65     AN         X(9)
-----------------------------------------------------------------------------------------------------------------------------------
12 - 19   NX-TR-ADDRESS          141     141       66 - 206   GROUP     X(141)
-----------------------------------------------------------------------------------------------------------------------------------
  12     NX-TR-ADDRESS-LINE-1     22      22       66 - 87     AN        X(22)
-----------------------------------------------------------------------------------------------------------------------------------
  13     NX-TR-ADDRESS-LINE-2     22      22       88 - 109    AN        X(22)
-----------------------------------------------------------------------------------------------------------------------------------
  14     NX-TR-ADDRESS-LINE-3     22      22      110 - 131    AN        X(22)
-----------------------------------------------------------------------------------------------------------------------------------

FORMAT   BI = BINARY  PD = PACKED DECIMAL  ED = EXTENDED DECIMAL
         AN = ALPHANUMERIC NU = NUMERIC


LAST UPDATED: 3/28/03                                                    PAGE: 1

                              STATE OF NEW JERSEY
                           DEPARTMENT OF THE TREASURY
                        OFFICE OF INFORMATION TECHNOLOGY
                                  FILE LAYOUT

FILE NAME MANAGED CARE REGISTER FILE                       EFFECTIVE DATE 4/2002

DATASET NAME NX20AMCR            RECORD SIZE 297                      BLOCK SIZE

                                                                        COBOL
ELEM          FIELD NAME         CHARS   BYTES     REL TO 1    FMT     PICTURE      DESCRIPTIONS AND REMARKS
----------------------------------------------------------------------------------------------------------------------
 15      NX-TR-ADDRESS-LINE-4      22     22        132-153     AN      X(22)
----------------------------------------------------------------------------------------------------------------------
 16      NX-TR-ADDRESS-LINE-5      22     22        154-175     AN      X(22)
----------------------------------------------------------------------------------------------------------------------
 17      NX-TR-ADDRESS-LINE-6      22     22        176-197     AN      X(22)
----------------------------------------------------------------------------------------------------------------------
 18      NX-TR-ZIP-CODE             5      5        198-202     AN       X(5)
----------------------------------------------------------------------------------------------------------------------
 19      NX-TR-ZIP-SUFFIX           4      4        203-206     AN       X(4)
----------------------------------------------------------------------------------------------------------------------
 20      NX-TR-PR-ENROLL-DTE        8      8        207-214     AN       X(8)      FORMAT YYYYMMDD   OR SPACES
----------------------------------------------------------------------------------------------------------------------
 21      NX-TR-PR-DISENROLL-DTE     8      8        215-222     AN       X(8)      FORMAT YYYYMMDD   OR SPACES
----------------------------------------------------------------------------------------------------------------------
 22      NX-TR-PR-HMO-CAP-CDE       5      5        223-227     AN       X(5)
----------------------------------------------------------------------------------------------------------------------
 23      NX-TR-PR-BENEFIT-IND       5      5        228-232     AN       X(5)
----------------------------------------------------------------------------------------------------------------------
 24      NX-TR-CUR-ENROLL-DTE       8      8        233-240     AN       X(8)      FORMAT YYYYMMDD   OR SPACES
----------------------------------------------------------------------------------------------------------------------
 25      NX-TR-CUR-DISENROL-DTE     8      8        241-248      A       X(8)      FORMAT YYYYMMDD   OR SPACES
----------------------------------------------------------------------------------------------------------------------
 26      NX-TR-CUR-HMO-CAP-CDE      5      5        249-253     AN       X(5)
----------------------------------------------------------------------------------------------------------------------
 27      NX-TR-CUR-BENEFIT-IND      5      5        254-258     AN       X(5)
----------------------------------------------------------------------------------------------------------------------
 28      NX-TR-BATCH-NUM            4      4        259-262     AN       X(4)
----------------------------------------------------------------------------------------------------------------------
 29      NX-TR-PGM-STAT-CDE         3      3        263-265     AN       X(3)
----------------------------------------------------------------------------------------------------------------------

FORMAT   BI = BINARY  PD = PACKED DECIMAL  ED = EXTENDED DECIMAL
         AN = ALPHANUMERIC NU = NUMERIC

LAST UPDATED: 3/28/03                                                    PAGE: 2

                              STATE OF NEW JERSEY
                           DEPARTMENT OF THE TREASURY
                        OFFICE OF INFORMATION TECHNOLOGY
                                  FILE LAYOUT

FILE NAME MANAGED CARE REGISTER FILE                      EFFECTIVE DATE 4/2002

DATASET NAME NX20AMCR            RECORD SIZE 297                      BLOCK SIZE

                                                                           COBOL
ELEM            FIELD NAME          CHARS   BYTES     REL TO 1    FMT     PICTURE    DESCRIPTIONS AND REMARKS
--------------------------------------------------------------------------------------------------------------
 30      NX-TR-PR-DISENROLL-RSN       2      2        266-267     AN        X(2)
--------------------------------------------------------------------------------------------------------------
 31      NX-TR-CURR-DISENROLL-RSN     2      2        268-269     AN        X(2)
--------------------------------------------------------------------------------------------------------------
 32      NX-TR-EXT-TYPE-CDE           1      1          270       AN        X(1)
--------------------------------------------------------------------------------------------------------------
 33      NX-TR-CNTY-RESID             2      2        271-272     AN        X(2)
--------------------------------------------------------------------------------------------------------------
 34      NX-TR-PR-SOURCE-CHNG         4      4        273-276     AN        X(4)
--------------------------------------------------------------------------------------------------------------
 35      NX-TR-PR-PAY-CODE            1      1          277       AN        X(1)
--------------------------------------------------------------------------------------------------------------
 36      NX-TR-CUR-PAY-CODE           1      1          278       AN        X(1)
--------------------------------------------------------------------------------------------------------------
 37      NX-TR-RACE                   1      1          279       AN        X(1)
--------------------------------------------------------------------------------------------------------------
 38      FILLER                       7      7        280-286     AN        X(7)
--------------------------------------------------------------------------------------------------------------
 39      NX-TR-PHONE                 10     10        287-296     AN       X(10)
--------------------------------------------------------------------------------------------------------------
 40      NX-TR-LANG-CDE               1      1          297       AN        X(1)
--------------------------------------------------------------------------------------------------------------

FORMAT   BI = BINARY  PD = PACKED DECIMAL  ED = EXTENDED DECIMAL
         AN = ALPHANUMERIC  NU = NUMERIC

LAST UPDATED: 3/28/03                                                    PAGE: 3

                              STATE OF NEW JERSEY
                           DEPARTMENT OF THE TREASURY
                        OFFICE OF INFORMATION TECHNOLOGY
                                  FILE LAYOUT

FILE NAME MANAGED CARE REGISTER FILE                       EFFECTIVE DATE 4/2002

DATASET NAME NX20AMCR            RECORD SIZE 297                      BLOCK SIZE

                                                                           COBOL
ELEM         FIELD NAME             CHARS   BYTES     REL TO 1    FMT     PICTURE    DESCRIPTIONS AND REMARKS
--------------------------------------------------------------------------------------------------------------
 1       NX-TR-TRAILER              297     297        GROUP                         REDEFINES NXOTR-MC-RECORD
--------------------------------------------------------------------------------------------------------------
 2       NX-TR-TRAILER-NUM           12      12         1-12       AN      X(12)     VALUE '999999999999'
--------------------------------------------------------------------------------------------------------------
 3       NX-TR-TRAILER- IND           1       1         13         AN       X(1)     VALUE 'Z'
--------------------------------------------------------------------------------------------------------------
 4       NX-TR-TAPE-DATE              8       8        14-21       AN       X(8)     YYYYMMDD FORMAT
--------------------------------------------------------------------------------------------------------------
 5       NX-TR-FREQUENCY-IND          1       1         22         AN       X(1)     VALUE 'W' OR  'M'
--------------------------------------------------------------------------------------------------------------
 6       FILLER                       3       3        23-25       AN       X(3)
--------------------------------------------------------------------------------------------------------------
 7       NX-TR-MC-HMO                 3       3        26-28       AN       X(3)
--------------------------------------------------------------------------------------------------------------
 8       NX-TR-HMO-NAME              19      19        29-47       AN      X(19)
--------------------------------------------------------------------------------------------------------------
 9       FILLER                       9       9        48-56       AN       X(9)
--------------------------------------------------------------------------------------------------------------
 10      NX-TR-TOTAL-COUNT            9       9        57-65       AN       X(9)
--------------------------------------------------------------------------------------------------------------
 11      FILLER                     232     232       66-297       AN     X(232)
--------------------------------------------------------------------------------------------------------------

FORMAT   BI = BINARY  PD = PACKED DECIMAL  ED = EXTENDED DECIMAL
         AN = ALPHANUMERIC  NU = NUMERIC


LAST UPDATED: 3/28/03                                                    PAGE: 4

B.3.3    [Reserved] RESERVED

B.4.0    PROVISION OF HEALTH CARE SERVICES

B.4.1    BENEFIT PACKAGES

The services delineated on the following pages must be provided by the contractor.

             NEW JERSEY CARE 2000+BENEFIT PACKAGE FOR MEDICAID AND
                        NJ FAMILYCARE PLANS A, B, AND C

1.       PRIMARY CARE

         a. all physician services, primary and specialty. "Physicians' services," whether furnished in the office, the enrollee's home, a hospital, a nursing facility, or elsewhere, means services furnished by a physician (M.D. or D.O.):

                  i. within the scope of practice of medicine or osteopathy as defined by New Jersey State law or laws of the state in which the service is being provided; and

                  ii. by and under the personal supervision of an individual licensed under State law to practice medicine or osteopathy.

         b. in accordance with State certification/licensure requirements, standards, and practices, primary care may also include:

                  i. certified nurse midwife -- a registered professional nurse who meets the following requirements:

                           - is currently licensed to practice in New Jersey as a registered professional nurse;

                           - is legally authorized under New Jersey State law or regulations to practice as a nurse-midwife;

                           - except as provided in Subsection a.iv., has completed a program of study and clinical experience for nurse-midwives, as specified by the State.

                  ii. certified nurse practitioner -- a licensed professional nurse who meets New Jersey's advanced educational and clinical practice requirements beyond the two to four years of basic nursing education required of all registered nurses and is certified by the State Board of Nursing.

                  iii. clinical nurse specialist -- a licensed professional nurse who meets New Jersey's advanced educational and clinical practice requirements beyond the two to four years of basic nursing education required of all registered nurses and meets the specific qualifications for the designated nursing specialty and is certified by the State Board of Nursing; and

                  iv. physician assistant. A person who holds a current valid license issued by the New Jersey Board of Medical Examiners to practice as a physician assistant in New Jersey pursuant to N.J.A.C. 12:35-2B.

         c. services rendered at independent clinics. "Clinic Services" means preventive, diagnostic, therapeutic, rehabilitative, or palliative services that are furnished by a facility that is not part of a hospital but is organized and operated to provide medical care to outpatients. The term includes the following services furnished to outpatients:

                  i. services furnished at the clinic by or under the direction of a physician or dentist;

                  ii. services furnished outside the clinic, by clinic personnel under the direction of a physician, to an eligible individual who does not reside in a permanent dwelling or does not have a fixed home or mailing address; or

                  iii. services furnished at the clinic that are nurse-midwife services.

2. PREVENTIVE HEALTH CARE AND COUNSELING and health promotion including referrals to WIC programs

3. EARLY AND PERIODIC SCREENING, DIAGNOSIS, AND TREATMENT (EPSDT) PROGRAM SERVICES means:

         a.       preventive pediatric health care;

         b. screening and diagnostic services to determine physical or mental defects in beneficiaries under age 21; and

         c. health care, treatment, and other measures to correct or ameliorate any defects and conditions discovered.

         See Article 4.2 for program requirements. EPSDT program services also include non-legend drugs, ventilator services in the home, and private duty nursing when indicated as a result of EPSDT screening. "Private Duty Nursing" means nursing services for enrollees who require more individual and continuous care than is available from a visiting nurse or routinely provided by the nursing staff of the hospital. These services are provided:

         a.       by a registered nurse or a licensed practical nurse;

         b.       under the direction of the enrollee's physician; and

         c.       to an enrollee in one or more of the following locations:

                  i.       his or her own home; or

                  ii.      a hospital.

4.       EMERGENCY MEDICAL CARE - 24 hours/day, 7 days/week

5. INPATIENT HOSPITAL SERVICES, including Rehabilitation Hospitals and Post-acute Care Facilities. The contractor shall be responsible for inpatient hospital costs of enrollees with a dual diagnosis (physical plus mental health/substance abuse condition) whose primary diagnosis is not mental health or substance abuse related. "Inpatient hospital services" means services that:

         a. are ordinarily furnished in a hospital for the care and treatment of inpatients;

         b. except in the case of nurse midwife and podiatric services, are furnished under the direction of a physician;

         c.       are furnished in an institution that:

                  i. is maintained primarily for the care and treatment of patients with disorders other than mental diseases;

                  ii. is licensed or formally approved as a hospital by an officially designated authority in the State in which the hospital is located;

                  iii. except in the case of medical supervision of nurse-midwife services, meets the requirements for participation in Medicare as a hospital; and

                  iv. has in effect a utilization review plan, applicable to all Medicaid patients.

         A rehabilitation hospital facility licensed by New Jersey to provide medical rehabilitation services means a facility that:

         a. provides therapy services for the primary purpose of assisting in the habilitation/rehabilitation of disabled individuals through an integrated program of:

                  i.       medical evaluation and services; and

                  ii. psychological, social or vocational evaluation and services; and

         b.       is operated under competent medical supervision.

6. OUTPATIENT HOSPITAL SERVICES is defined as preventive, diagnostic, therapeutic, or palliative services that:

         a.       are furnished to outpatients;

         b. except in the case of nurse-midwife services, are furnished by or under the direction of a physician or dentist;

         c.       are furnished by an institution that:

                  i. is licensed or formally approved as a hospital by an officially designated authority for State standard-setting; and

                  ii. except in the case of medical supervision of nurse-midwife services, meets the requirements for participation in Medicare as a hospital.

7. LABORATORY SERVICES means professional and technical laboratory services:

         a. ordered and provided by or under the direction of a physician or other licensed practitioner of the healing arts within the scope of his or her practice as defined by State law or ordered by a physician but provided by an independent laboratory;

         b. provided in an office or similar facility other than a hospital outpatient department or clinic; and

         c. furnished by a laboratory that meets the requirements of CLIA and the requirements for participation in Medicare.

         All laboratory testing sites providing services under this contract have either a Clinical Laboratory Improvement Act (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number. Those providers with certificates of waiver will provide only the types of tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory services.

8. RADIOLOGY SERVICES - diagnostic and therapeutic means professional and technical radiological services

9.       PRESCRIPTION DRUGS

         -        legend drugs

         -        non-legend drugs covered by the Medicaid program

         "Prescription drugs" means simple or compound substances or mixtures of substances prescribed for the cure, mitigation, or prevention of disease, or for health maintenance, that are:

         a. prescribed by a physician or other licensed practitioner of the healing arts within the scope of his or her professional practice as defined and limited by federal and State law;

         b. dispensed by licensed pharmacists and licensed authorized practitioners in accordance with the State Medical Practice Act; and

         c. dispensed by the licensed pharmacist or practitioner on a written prescription that is recorded and maintained in the pharmacist's or practitioner's records.

10. FAMILY PLANNING SERVICES means those services necessary for the delay or prevention of pregnancy, pregnancy testing and counseling and follow-up care for complications associated with contraceptive methods issued by the family planning provider. Also includes, but is not limited to sterilizations, defined as any medical procedures, treatments, or operations for the purpose of rendering an individual permanently incapable of reproducing.

         Elective induced abortions (and related services) and infertility treatment services are excluded;

11. AUDIOLOGY SERVICES, including diagnostic, screening, preventive, corrective services, and any necessary supplies and equipment, provided by an audiologist, for which a patient is referred by a physician or other licensed practitioner of the healing arts within his or her practice under State law.

12. PODIATRIST SERVICES: excludes routine hygienic care of the feet, including the treatment of corns and calluses, the trimming of nails, and other hygienic care such as cleaning or soaking feet, in the absence of a pathological condition.

13.      CHIROPRACTOR SERVICES includes only services that:

         a. are provided by a chiropractor who is licensed in New Jersey or in the state in which he/she practices; and

         b. consists of treatment by means of manual manipulation of the spine that the chiropractor is legally authorized by the State Medicaid program to perform and meets standards issued under 42 CFR 405.232(b).

14. OPTOMETRIST SERVICES -- an optometrist is an individual who is licensed by the New Jersey State Board of Optometry to engage in the practice of optometry, or licensed to engage in the practice of optometry in the state in which he/she performs such functions.

15. OPTICAL APPLIANCES - Artificial eyes, lenses, frames, and other aids to vision prescribed by a physician skilled in diseases of the eye or an optometrist.

16. HEARING AID SERVICES - The provision of hearing aids, hearing aid accessories, ear mold impressions, routine follow-ups and adjustments, and repairs after warranty expiration.

17. HOME HEALTH AGENCY SERVICES means services that are provided to an enrollee:

         a. at his or her place of residence, excluding a hospital, nursing facility, or intermediate care facility; and

         b. on his or her physician's orders as part of a written plan of care that the physician reviews every 60 days.

         Services include: nursing services by a registered nurse and/or licensed practical nurse; home health aide service; medical supplies and equipment, and appliances suitable for use in the home; and audiology services.

         Home Health Agency Services must be provided by a home health agency that is licensed through the Department of Health and Senior Services as a home health agency and meets Medicare participation requirements.

18. HOSPICE AGENCY SERVICES: Provided by an agency that meets Medicare certification requirements.

19. DURABLE MEDICAL EQUIPMENT (DME)/Assistive Technology Devices in accordance with existing Medicaid regulations.

20.      MEDICAL SUPPLIES

21. PROSTHETICS AND ORTHOTICS (delivered by licensed and/or ABC accredited providers) including certified shoe provider services. "Prosthetic devices" means replacement, corrective, or supportive devices prescribed by a physician or other licensed practitioner of the healing arts within the scope of his or her practice as defined by State law to:

         a.       artificially replace a missing portion of the body;

         b.       prevent or correct physical deformity or malfunction; or

         c.       support a weak or deformed portion of the body.

         "Orthotic appliances" means a device or brace prescribed by a physician or other licensed practitioner within the scope of his/her practice as defined by State law for the purpose of providing support, increased function, and overcoming physical impairment or defects.

         a. a brace includes rigid and semi-rigid devices used for the purpose of supporting a weak or deformed body member or restricting or eliminating motion in a diseased or injured part of the body.

22.      DENTAL SERVICES:

         These include preventive, diagnostic, major and minor restorative, endodontic, surgical, and adjunctive services, orthodontia, and periodontia, and prosthodontia, provided by or under the supervision of a dentist in the practice of his or her profession, including treatment of:

         a.       the teeth and associated structures of the oral cavity; and

         b. disease, injury, or impairment that may affect the oral or general health of the enrollee.

         Medical and surgical services of a dentist provided by a doctor of dental medicine or dental surgery are services that:

         a. if furnished by a physician, would be considered physician's services;

         b. may be furnished either by a physician or by a doctor of dental medicine or dental surgery; and

         c. are furnished by a doctor of dental medicine or dental surgery who is authorized to furnish those services in New Jersey or in the state where he/she practices.

23. ORGAN TRANSPLANTS--medically necessary organ transplants including, liver, lung, heart, heart-lung, pancreas, kidney, cornea, intestine, and bone marrow including autologous bone marrow transplants.

24. TRANSPORTATION SERVICES including ambulance, medical intensive care units (MICUs), and invalid coach (including lift equipped vehicles) for any in-plan service or out-of-plan service. Transportation includes expenses for transportation and other related travel expenses determined to be necessary by DMAHS to secure medical examinations and treatment for an enrollee. Lower mode/livery transportation will be the financial responsibility of the contractor if the contractor refers a patient to an out of county or out of State provider when the services could have been rendered in-county/in-State within the contractor's network.

         Note: for SSI individuals requiring transportation by invalid coach who choose to see a provider outside of their county of residence, the contractor will not be responsible for furnishing transportation in such situations.

25. POST-ACUTE CARE - rendered at acute care hospital or nursing facility for 30 days or less for inpatient rehabilitation services. Must be a Medicaid participating provider.

26. MH/SA SERVICES - Mental health services include but are not limited to comprehensive intake evaluation; off-site crisis intervention; family therapy; family conference; psychological testing; and medication management. See Medicaid provider manuals for detailed service list.

B.4.2   HEALTHSTART GUIDELINES

                                   HEALTHSTART

                     COMPREHENSIVE MATERNITY CARE SERVICES

                               PROGRAM GUIDELINES

NEW JERSEY DEPARTMENT OF HEALTH AND SENIOR SERVICES
NEW JERSEY DEPARTMENT OF HUMAN SERVICES                            JANUARY, 1996

                                TABLE OF CONTENTS

                                                              Page
INTRODUCTION                                                    1

HEALTHSTART COMPREHENSIVE MATERNITY CARE SERVICES               3

    Overview                                                    4
    Organization Structure                                      6

HEALTHSTART OBSTETRICAL SERVICES                                8

    Introduction                                                8

    Acknowledgment                                              8

    Frequency of Prenatal Visits                                8

    Initial Prenatal Visit                                      8
       History                                                  8
       Comprehensive Physical Examination                       9
       Risk Assessment                                          9
       Risk Management                                          9
       Routine Laboratory Tests                                10
       Procedures                                              10
       Screening Tests                                         10

    Subsequent Prenatal Visits                                 10
       Review of Plan                                          11
       Interim History                                         11
       Physical Examination                                    11
       Laboratory Tests                                        11

    Delivery Services                                          11

    Postpartum Visit                                           11
       History                                                 11
       Physical Examination                                    11
       Laboratory Tests                                        11
       Parent/Infant Assessment                                11
       Referral/Consultation                                   11

HEALTHSTART HEALTH SUPPORT SERVICES                            12

    Introduction                                               13

    Criteria                                                   15
       Case Coordination Services                              15
       Plan of Care                                            15
       Health Education Services                               15
       Childbirth Education                                    15
       Nutrition Services                                      15
       Social/Psychological Services                           15
       Home Visit Services                                     15
       Outreach Services                                       15
       Evaluation, Monitoring and Quality Assurance            15
       Maternity Services Summary Data Form (MSSD)             16

    Staffing (Required minimum qualifications)                 16
       Case Coordination                                       16
       Health Education                                        16
       Nutrition Services                                      16
       Social/Psychological Services                           16
       Home Visit Services                                     16
       Outreach Services                                       16
       Evaluation, Monitoring and Quality Assurance            16

    Follow-up (Prenatal, Postpartum)                           17

    Referrals (Prenatal, Postpartum)                           17

    Plan of Care                                               17

HEALTH SUPPORT PRENATAL ACTIVITIES AND ASSESSMENTS             18

    Case Coordination                                          18

    Health Education                                           19

    Nutrition                                                  19
       Basic-Initial/Subsequent                                20
       Guidance                                                20
       Specialized                                             20
       Extensive                                               20
    Social/Psychological                                       20
    Basic-Initial/Subsequent                                   20
    Guidance                                                   21
    Specialized                                                21

    Extensive                                                  21
    Home Visits                                                22
       High Risk Care                                          22
       Preventive Health Care                                  23
       Skilled Nursing Care                                    23

COMMUNITY OUTREACH                                             23

HEALTH SUPPORT POSTPARTUM ACTIVITIES                           24

    Case Coordination                                          24
    Health Education                                           25
    Nutrition                                                  25
    Social/Psychological                                       25
    Home Visit                                                 26

HEALTHSTART EVALVAUTION MONITORING AND QUALITY ASSURANCE       27

    Overview                                                   27

    Evaluation Activities                                      28
       Collection                                              28
       Monitoring Activities                                   30
           Site/Visit                                          30
           Self Audit                                          31
           Technical Assistance                                31
           Certification                                       31

    Outcome Evaluation Activities                              32

    APPENDIX

    Appendix Listing

INTRODUCTION

In 1985. Governor Kean directed his Office of Policy and Planning to develop a series of initiatives capable of addressing New Jersey's most pressing health problems. Consistent with this directive, a new health care program for low-income women and children was conceptualized and presented in the Governor's 1986 State of the State message. Enabling state legislation for the new services program. HealthStart. was signed into law on May 4, 1987 and first implemented in February 1988, The goal of HealthStart is to reduce the incidence of - low birthweight and infant mortality and to improve child health status by offering unique comprehensive packages of maternal and child health services for pregnant women and children throughout New Jersey who are eligible for Medicaid.

HealthStart is a Medicaid program. However, as specified in the legislation, the planning and implementation of HealthStart is a joint effort of the Department of Health and Senior Services and the Department of Human Services. The Department of Health and Senior Services is delegated responsibility for development and updating of program standards and guidelines, issuance of provider certificates, and evaluation and quality assurance.

Two expanded, enriched Medicaid service programs are offered through
HealthStart: comprehensive maternity care and preventive pediatric care.

Only the Comprehensive Maternity Care, a cohesive package of services, will be described, herein, the features are:

         - presumptive eligibility by those providers who are eligible and approved;

         -        initial, subsequent, and postpartum comprehensive assessment;

         - development and maintenance of a Plan of Care for each patient;

         - medical care services including 15 prenatal and 1 postpartum ambulatory care visits recommended by the American College of Obstetricians and Gynecologists (ACOG) and the American College of Nurse Midwives (ACNM) standards, medical delivery and postpartum in-patient services, and admission arrangements for delivery;

         - case coordination services including identifying a case coordinator for each patient and vigorous follow-up, support and advocacy;

         -        nutrition assessment, basic guidance, and counseling;

         - social/psychological assessment, basic guidance, and counseling;

         -        health education assessment and instruction;

         - home visits (as needed), for preventive health care and high risk;

         - 24 hour access to emergency medical and case coordination services; and

         - linkage with pediatric care, WIC for mother and baby, future family planning and other needed services.

HealthStart is the result of the cumulative efforts of many diverse groups and individuals who participated in the planning and development process. The HealthStart regulations and guidelines are the product of the work of staff from the HealthStart Project, Department of Human Services, Department of Health and Senior Services, and health care professionals throughout New Jersey and in other states. Special appreciation is due to the New Jersey health care professionals who participated on the Services and Providers Technical Advisory Panel and its sub-groups. Another special note of thanks is due to the out-of-state experts who provided valuable ideas, commentary and service manuals. The guidelines are designed to assist providers with implementation of the regulations, and should be read and utilized in conjunction with the regulations.

During 1994 and 1995, a subcommittee of the Department of Health and Senior Services Parental and Child Health Advisory Committee was convened to review the "HealthStart Guidelines 1989." The subcommittee was comprised of a cross section of HealthStart provider's professional staff, and HealthStart Program staff from the Department of Health and Senior Services and Department of Human Services. Revisions recommended by the subcommittee have been incorporated into this document.

               HEALTHSTART COMPREHENSIVE MATERNITY CARE SERVICES

HEALTHSTART COMPREHENSIVE MATERNITY CARE SERVICES

OVERVIEW

The primary objective of HealthStart comprehensive maternity care services is to provide Women in New Jersey with comprehensive package of care which addresses all areas of their lives likely to affect their pregnancy outcomes and the health of their infants. In order to assure that the HealthStart program meets this objective, regulations and guidelines have been developed which emphasize that services be structured and function as a single package.

The services are a "package" in the sense that ONE primary provider, (individual or organizational entity) is responsible for coordinating all of the services and ensuring that they are delivered in the appropriate fashion. When the maternity care package is offered by two or more providers, they will designate one of them as having primary responsibility.

The services are also a "package" in the sense that mechanisms for coordination among them and continuity over time are built into the program requirements and guidelines. These mechanisms include case coordination; comprehensive initial, periodic, and postpartum assessment; development and implementation of a written Plan of Care; and an initial orientation for all patients concerning the process and content of prenatal care and their rights and responsibilities. Case coordination refers to activities designed to provide the client with care that is continuous, well-integrated, and tailored to her individual needs, and includes active follow-up activities designed to insure that the plan of care is being followed and revised as needed.

The service package contains two major components: medical and health support services. The medical component includes obstetrical prenatal, intrapartum and postpartum care services. Health support services include: case coordination, health education, nutrition and social/psychological services and home visits.

Certain principles have guided development of the program regulations and guidelines. Stating these principles will assist the provider to implement the spirit as well as the requirements of the maternity care package.

    1. The primary provider carries the RESPONSIBILITY for insuring that services are available, accessible, and that the client understands the need for and is supported to receive early and continuous maternity care. In keeping with the principle, the provider is responsible for minimizing all potential barriers to services such as, but not limited to, waiting time, financial, language barriers, physical distance, and/or fragmentation, etc.

    2. The services are to be delivered in a manner which encourages the client to take a more ACTIVE ROLE in her own health care. All efforts to inform the client about the content and process of maternity care, related health matters, and her rights and responsibilities serve this objective, as do any efforts to help her improve her planning, communication, and problem solving skills. Vigorous outreach and follow-up provides crucial social support necessary for behavior change towards a more active role as an informed health care consumer.

    3. The services are to be COMPREHENSIVE so that any aspect of the woman's life that is likely to Impact on birth outcomes and infant health status is assessed and appropriate services provided or obtained.

    4.  The services need to be well COORDINATED and CONTINUOUS.

    5. Services are to be delivered in a manner recognizing and supporting the INDIVIDUAL CHARACTERISTICS of the client, such as age and cultural background. Implementation of this principle includes but is not limited to assessment of the client's characteristics, lowering of language barriers, and adapting health education, nutrition and social/psychological services, whenever possible, to fit the client's particular values, abilities, and family social structures.

The guidelines for the maternity care service package include these sections:
Obstetrical Care, Case Coordination Services, Health Education Services, Nutrition Services, Social/Psychological Services, Plan of Care, Home Visits, Outreach and Evaluation.

The comprehensive assessment of the maternity patient includes all service areas and has features common to all areas. In each service area, an outline of topics/information to be collected is provided for each phase of the assessment.

All information to be collected in each service area is to be recorded in the patient's record using the same tool for all patients. The record should be legible and include information necessary to fully disclose the kind and extent of service provided, signed with the provider credentials and dated. It is the provider's responsibility to decide on an assessment tool(s),

THE MAIN PURPOSE OF THE ASSESSMENT IS TO IDENTIFY THE PATIENT'S LEVEL OF RISK FOR A POOR BIRTH OUTCOME SO THAT APPROPRIATE PROACTIVE MANAGEMENT CAN BE INITIATED.

Risk criteria are included in the obstetrical, social/psychological, nutritional, and health education assessments, most criteria being found in the obstetrical assessment.

THE PATIENT'S OVERALL LEVEL OF RISK MUST BE ASSESSED BASED ON ALL RISK FACTORS IDENTIFIED AND THE PLAN OF CARE WRITTEN AND IMPLEMENTED ACCORDINGLY.

Below is a summary of the service package, including which basic services must be provided for all patients as opposed to which specialized services must be provided only to patients who need them.

Basic Services:
       Medical:            Initial prenatal, 14 subsequent prenatal and 1
                           postpartum visit (including level of risk assessment)
    Case Coordination:     All services for all patients;
    Health Education:      Assessment, including level of risk, (initial,
                           subsequent and postpartum) and basic instructions;

    Nutrition:             Assessment, including level of risk, (initial,
                           subsequent, and postpartum) and basic guidance;
    Social/Psychological:  Assessment, including level of risk, (initial, subsequent, and postpartum) and basic guidance;

    Plan of Care:          Initiated during first visit and maintained (ongoing)
                           for each patient.

Specialized Services:
    Medical:               Additional visits that are medically indicated.
    Health Education:      Instruction guidance-decision making,
    Nutrition:             Specialized assessment and counseling as needed,
    Social Psychological:  Specialized assessment and counseling as needed.
    Home Visit:            If indicated, at least one prenatal and one
                           postpartum, to patients identified as high risk, needing skilled nursing care or preventive health care,

ORGANIZATIONAL STRUCTURE

The organizational requirements permit many models for structuring HealthStart services (see Appendix for figures).

                        HEALTHSTART OBSTETRICAL SERVICES

                        HEALTHSTART OBSTETRICAL SERVICES

INTRODUCTION

The program guidelines for maternity obstetrical services Include the following sections: Frequency of Prenatal Visits, Initial Prenatal Visit, routine laboratory tests, Subsequent Prenatal Visits, Special Screening tests, Delivery Services, and Postpartum Visits.

Obstetrical services shall be provided and coordinated by a physician and/or a certified nurse midwife and/or, when physician collaboration exists, a certified nurse practitioner/clinical nurse specialist (CNP/CNS). All services are to be recorded in the patient chart.

ACKNOWLEDGMENT

Initial and ongoing assessment of the patient status and attention to risk factors are the key components of the antepartum care.

These program guidelines are based on medical services recommended by the American College of Obstetricians and Gynecologists (ACOG) and the American College of Nurse Midwives (ACNM) standards, and are printed with the permission of the respective College.

FREQUENCY OF PRENATAL VISITS:

The frequency of prenatal visits should be determined by a woman's individual needs and risk factors. Generally, for an uncomplicated pregnancy the frequency should be every four weeks during the first twenty-eight weeks; then every two to three weeks until thirty-six weeks of gestation; and weekly thereafter; or in accordance with standards recommended by the American College of Obstetrics and Gynecologists (ACOG) and/or the American College of Nurse Midwives (ACNM). Additional prenatal visits for medical and/or obstetrical complications should be scheduled as needed.

During the Initial Prenatal Visit an obstetrical data base should be established for the patient that includes a comprehensive health history, information on the current pregnancy, a family and social history, the findings of a physical examination, the results of laboratory procedures, and RISK ASSESSMENT. The content shall include:

HISTORY - FAMILY: major medical problems, diseases, genetic disorders, multiple births; PERSONAL: medical, surgical, diseases, hospitalizations, surgery, chronic illnesses, allergies, transfusions, hepatitis B; REPRODUCTIVE/GYNECOLOGICAL: disorders, menstrual history, listing of all pregnancies and their outcomes/complications, DES exposure, contraceptive and sexual history, confirmation of present pregnancy and gestational status; SUBSTANCE USE: alcohol, tobacco, drugs, medications (OTC, prescription); BEHAVIORAL/ENVIRONMENTAL: occupation, employment history, exposure to chemicals, physical activity; NUTRITIONAL: review of nutrition assessment, pre-pregnant weight, change in diet, eating of non-food items, supplements, deficiencies; SOCIAL/PSYCHOLOGICAL: review of social/psychological assessment, history of mental disorder, environment, family, support person, presence of support from significant other, emotional state concerning pregnancy.

COMPREHENSIVE PHYSICAL EXAMINATION - weight, blood pressure and other vital signs: head and neck: chest-lungs. Heart, breasts, nipples: abdomen - fundal height, fetal presentation, fetal heart location and rate after 1st trimester, extremities - edema, peripheral circulation, skeletal abnormality: pelvic examination - cervix, pelvic configuration and capacity, uterine size and shape, rectum.

RISK ASSESSMENT - ASSESSMENT OF RISK FACTORS SHOULD BE COMPLETED ON INITIAL VISIT AND SUBSEQUENT VISITS, THROUGHOUT THE PREGNANCY. BASED ON THE FINDINGS OF THE HISTORY AND PHYSICAL EXAMINATION A RISK ASSESSMENT TOOL (SEE APPENDIX FOR SAMPLE TOOL) SHOULD BE UTILIZED FOR INDICATING ANY RISK FACTORS AND TO IDENTIFY PATIENTS "AT RISK" OF POOR-PREGNANCY OUTCOMES THAT MAY REQUIRE SPECIAL MANAGEMENT. MEDICAL "AT RISK" SHOULD BE DETERMINED BY THE OBSTETRICAL CARE PROVIDER BASED UPON RECOGNIZED PROFESSIONAL STANDARDS OF CARE AND SOUND CLINICAL JUDGEMENT.

These factors must include but are not limited to:

         Obstetrical History: Age under 18 or over 34: two (2) or more spontaneous or induced abortions; fetal/neonatal/post neonatal death(s); SIDS death(s); previous preterm labor or premature births; previous SGA or low birth weight infant: previous birth nine (9) pounds or more; previous gestation of 42 weeks or more; previous personal or family history of multiple births; previous obstetrical complications (antepartum hemorrhage, pregnancy induced hypertension, cesarean birth, PROM, thromboembolic, incompetent cervix); previous operations on the uterus or cervix (other than routine D&C); pelvic, uterine or cervical abnormality affecting positive pregnancy/delivery outcomes; previous infant with major congenital or chromosomal anomaly; previous isoimmunization; previous infertility.

         Medical History: Pre-existing conditions such as: diabetes; renal or lung disease: heart disease; hypertension; metabolic disorder; seizure or other neurologic disorder: autoimmune condition; hemoglobinopathy; neoplastic disease; personal or sexual partners history of sexually transmitted disease(s) or multiple sexual partners; history of other non-GYN surgery; history of potential hereditary disorder.

         Current Pregnancy Status: Interpregnancy interval less than (1) year: inadequate prenatal care: multiple pregnancy: maternal use of prescription drugs early in pregnancy: maternal use of drugs, alcohol, tobacco; maternal exposure to radiation, organic solvents, heavy metals: gestational diabetes; pregnancy induced hypertension/eclampsia; sexually transmitted disease(s); poor or excessive weight gain: hyperemesis: abnormal uterine bleeding; spontaneous premature rupture of membranes: oligo or poly hydramnios: decreased uterine size: anemia: potential for Rh or ABO incompatibility: rubella negative titer.

RISK MANAGEMENT - IDENTIFICATION OF HIGH RISK FACTORS MAY REQUIRE SPECIAL MANAGEMENT. THE OBSTETRICAL CARE PROVIDER SHALL DETERMINE THE APPROPRIATE MANAGEMENT OF CARE INCLUDING SPECIALIZED CONSULTATION AND/OR TRANSFERRING THE PATIENT'S CARE TO ANOTHER FACILITY AND/OR PROVIDER. THIS SHALL BE DOCUMENTED IN THE PATIENT'S RECORD. THE OBSTETRICAL CARE PROVIDER SHALL INFORM THE PEDIATRICIAN OF IDENTIFIED RISK FACTORS THAT MAY HAVE SIGNIFICANT IMPACT ON THE FETUS.

ROUTINE LABORATORY TESTS -

NOTE: Human Immunodeficiency Virus (HIV) information, counsel and testing shall be offered to ALL pregnant women on a routine basis (Public Laws of 1995, Chapter 174, July 7, 1995). A Department of Health and Senior Services "inform consent" form (see appendix) must be completed for each patient and retained as a permanent part of patient's medical record. Also: FYI - Many recent studies have found bacterial vaginosis (a condition resulting from a major shift from the normal lactobacilli of the vagina, to a high concentration of mixed bacteria) to be a risk factor for increased infant mortality. Bacterial vaginosis has long been considered as a nuisance problem and has been associated with preterm delivery of low birth weight infants independently of other risk factors.

         Complete urinalysis, cultures, sensitivity, as indicated;
         Complete blood count;
         Rh factor, blood typing (Rh negative patients require additional screening);
         Antibody screening for irregular antibodies;
         Serological test for syphilis;
         Culture for gonorrhea;
         Papanicolaou smear;
         Hepatitis (HBs Ag);
         Rubella antibody screen, as indicated;
         Tuberculin test for high-risk populations (i.e., close contact with a diagnosed case or from Department of Health designated high-risk areas).

PROCEDURES - (at initial or subsequent visits as indicated)

Ultrasonography;
Amniocentesis;
Appropriate genetic counseling and testing;
Non-stress test/Contraction stress test;
X-ray pelvimetry;
Other procedures as medically indicated.

SCREENING TESTS - As medically indicated:

       Hepatitis B surface antigen (at 28 weeks);
       Toxoplasmosis titer;
       Herpes culture;
       Chlamydia culture;
       Group B Beta hemolytic - Strep culture;
       Cytomegalovirus test;
       HIV ANTIBODY SCREENING (AS RECOMMENDED BY THE DEPARTMENT OF HEALTH AND SENIOR SERVICES), WITH PRE-COUNSELING AND POST-COUNSELING AND A DEPARTMENT OF HEALTH AND SENIOR SERVICES "INFORMED CONSENT" FORM. (SEE APPENDIX);
       Maternal serum alpha fetaprotein (at 16-18 weeks);
       Culture for gonorrhea (at 36 weeks);
       Sickle cell (Hemoglobin electrophoresis or equivalent).

Subsequent Prenatal Visits

NOTE: Chorionic villi testing and/or amniocentesis shall be offered to all women thirty-five (35) years of age or over. These tests shall be provided or arranged for as indicated by risk and maternal consent.

       REVIEW OF PLAN - support/provide maternal education on feeding of newborns with counseling and support for breast feeding; instruction on breast self examination; discussion of postpartum future family planning; status of referrals; instruction on admission for delivery; ARRANGEMENT FOR DELIVERY AT APPROPRIATE FACILITY (32-36 WEEKS NO LATER THAN 36 WEEKS); introduction to labor and delivery unit; TRANSFER OF MEDICAL RECORD (32-36 WEEKS).

       INTERIM HISTORY - Signs/symptoms - bleeding, edema, headaches, dizziness, poor diet, activity/exertion/rest, signs of preterm labor;
       progress/changes -fetal movement; concerns/questions.

       PHYSICAL EXAMINATION Vital signs; weight gain/loss; varicosities/edema:
       FETAL PRESENTATION -TAPE MEASUREMENT OF FUNDAL HEIGHT, FETAL HEART RATE; pelvic examination (at 36 weeks or as indicated).

       LABORATORY TESTS - Urinalysis for glucose, acetone and/or nitrates, albumin (at each visit); Blood glucose (at 24-28 weeks);
       Hemoglobin/Hematocrit (at 28 weeks); Serological test for syphilis (at 28-36 weeks); Rh titer (at 28-32 weeks, if indicated) (Note: Rhogam at 28 weeks, if indicated]; Additional testing as medically indicated.

Delivery Services

Obstetrical delivery and patient treatment during postpartum stay provided directly or by previous arrangement.

Postpartum Visit

The postpartum visit shall be provided within four-six (4-6) weeks after delivery (or sooner if indicated).

HISTORY - Review of prenatal, labor, and delivery record: bleeding, discharge, bowel movements, urination, incision, breast infant feeding, activity test, diet, headaches, dizziness.

PHYSICAL EXAMINATION - weight, blood pressure and other vital signs: breast nipples; inspection and/or palpation as indicated; abdominal including incision; pelvic: vaginal muscle tone, signs/symptoms of infection, uterine size and tenderness, cervix, lochia. Perineum/epistotomy; lower extremities; edema, varicosities: further examination as medically indicated.

LABORATORY TESTS - Hemoglobin/Hematocrit; Papanicolaou smear (if more than 9 months since the last test); other tests as medically indicated, based on prenatal, labor, delivery and postpartum course.

PARENT/INFANT ASSESSMENT - Review social/psychological, health education, home visit(s) reports; status of infant feeding with encouragement/support for breast feeding; linkage with pediatric care: patient counseling and treatment -future family planning (prescription for contraceptive device as indicated), sexual activity, return to work, limitation(s) on activity.

REFERRAL/CONSULTATION - As indicated.

                      HEALTHSTART HEALTH SUPPORT SERVICES

HEALTHSTART HEALTH SUPPORT SERVICES

INTRODUCTION

Health Support services include:

         - Case Coordination Services - a mechanism for providing the patient with continuous, coordinated, and well integrated comprehensive services to meet the individual's needs throughout the prenatal and postpartum period.

         - Health Education Services - a mechanism for providing education instructions according to the content of a standard "Curriculum Guide" basic to pregnancy, birth and infant care and for providing basic guidance for making and implementing decisions which are likely to affect birth outcomes and infant health, growth and development.

         - Childbirth Education - a mechanism for providing a course which includes content in accordance with the standards of a national organization devoted to childbirth education.

         - Nutrition Services - a mechanism for providing nutrition services at two levels. These levels: BASIC (assessment, guidance, referral) and when needed, SPECIALIZED (assessment, counseling and referral are provided for review and reinforcement of nutrition and dietary needs and to identify nutritional risk factors.

         - Social/Psychological Services - a mechanism for providing social/psychological services at two levels. These levels:
                  BASIC (assessment, guidance and referral) and when needed, SPECIALIZED (assessment, counseling and referral) are provided to identify those patients in need of additional services that are most likely to be related to poor outcomes.

         - Home Visit Services - a mechanism for assessing, supporting, and advocating for receipt of preventive health care, high risk care and skilled nursing care services (based on clinical judgement of appropriate clinicians or staff) which can best be delivered in the home setting.

         - Outreach Services - a mechanism for providing services aimed at individuals as well as those aimed at reducing system wide barriers that affect the enrollment process to facilitate early entry into maternity services and to encourage continuity of care.

         - Comprehensive Assessment - a mechanism for including all service areas with features common to all areas. In each service area an outline of topics/information to be collected is provided. The Purpose of the assessment is to identify the patient's level of risk for a poor birth outcome so that appropriate proactive management can be initiated. Risk criteria are included in the obstetrical, social/psychological, nutritional, and health education, assessments, with most criteria being found in the obstetrical assessment. The patient's overall level of risk MUST be assessed based on ALL risk factors identified and the Plan of Care written and implemented accordingly.

         - Plan of Care - document with integrated sections (medical, nutrition, social/psychological and health education) to record identified level of risk(s) for a poor birth outcome so that appropriate proactive management can be initiated by the appropriate provider.

         - Evaluation, Monitoring, and Quality Assurance - a mechanism for three inter-related activities (that will be initiated at the beginning of the program and continued on an ongoing basis) to assess the degree and success of program implementation, operation, conformance with established standards, and impact throughout the State.

         - Maternity Services Summary Data Form (MSSD) - an instrument (form, see Appendix) that has been created specifically for the program to capture information (collect data) on HealthStart services.

         - Documentation - a mechanism for writing, signing, credentialing and dating care provided to the patient. Shall be legible, adequate and sufficient as are necessary to fully disclose the kind and extent of services provided (see reimbursement rates in appendix).

All information collected is to be recorded (documented) in the patient's record using the SAME tool for all patients. It is the provider's responsibility to decide on a record and assessment tool(s).

This section of the program guidelines for Health Support Services, include the following: Criteria; Staffing; Follow-up; Referrals; Plan or Care; Health Support Prenatal Activities with Assessments; Initial, Subsequent, Specialized, Basic Guidance and Counseling; Home Visits; Outreach; Health Support Postpartum Activities; Evaluation, Monitoring, and Quality Assurance.

CRITERIA

Case Coordination Services - A case coordinator is to be assigned to each patient at the first/registration/enrollment visit and case coordination services shall be provided throughout care. PARAPROFESSIONAL HEALTH WORKERS (licensed practical nurse, LPN etc.) can effectively assist with case coordination services under the supervision of the case coordinator.

Plan of Care - A document (see appendix) with integrated sections (medical, nutrition, social/psychological, and health education) shall be developed no later than one (1) month after the first enrollment visit and reviewed/updated throughout care.

Health Education Services - Health education assessment and instruction shall be provided to ALL patients (according to contents of a standard "Curriculum Guide" (see appendix). Basic guidance for making and implementing decisions basic to pregnancy, birth, and infant care shall be provided on an individual basis.

Childbirth Education - A childbirth education course shall be provided or arranged for ALL patients. Patients who have received this education during a previous pregnancy may be offered a "refresher" course.

Nutrition Services - BASIC nutrition services (assessment, guidance and referral) shall be provided for ALL patients. SPECIALIZED nutrition services (assessment, counseling and referral) shall be provided to those identified as in need of additional services.

Social/Psychological Services - BASIC social/psychological services (assessment guidance and referral) shall be provided for ALL patients. SPECIALIZED social/psychological services (assessment, counseling and referral) shall be provided to those patients identified as in need of additional services.

Home Visit Services - All patients must be assessed to determine the need for a home visit. If it is determined that the visit would be effective and meet agency's criteria for "preventive health care" and "high risk" a prenatal and/or a postpartum home visit (at least one) should be provided. All visits are subject to the clinical judgement of the case coordinator in conjunction with the medical care provider and other appropriate clinicians.

Outreach Services - Outreach activities shall be focused at ensuring early entry into maternity care and include efforts aimed at individuals as well as those aimed at reducing system wide barriers that effect the enrollment and retention process.

Evaluation, Monitoring, and Quality Assurance - These three inter-related activities shall be initiated at the beginning of the program by the provider and Department of Health and Senior Services staff and continue on an ongoing basis to assess program implementation, operation, conformance with established standards, and impact throughout the State. Appropriate tool(s) standard protocol should be utilized.

Maternity Services Summary Data Form (MSSD) - is to be submitted on each client who has received any HealthStart services including those services provided under code HFCA W9029 (see appendix). The form should be complete to the point of termination of HealthStart services to the client. Staff must be trained by the New Jersey Department of Health and Senior Services HealthStart staff. Maternity Services Summary Data Forms are due in DHSS Program no later than ninety (90) days after termination of HealthStart services.

STAFFING (Required minimum qualifications)

Case coordination - Individuals providing any phase of case coordination activities shall have the following required minimum qualifications: a New Jersey license as a medical care professional (physician, certified nurse midwife, advance practice nurse (certified nurse practitioners/clinical nurse specialists, CNP/CNS), a registered nurse, a social worker with a New Jersey social work certificate/license, or a Bachelor's degree in a health, or behavioral science, or in Nutrition/Dietetics which meets the American Dietetics Associations R.D. educational requirements.

Health Education Services - Individuals providing the health education services shall meet the same minimum requirements as indicated above for case coordination and/or shall be a certified childbirth educator instructor.

Nutrition Services - Individuals providing the BASIC nutrition assessments (initial, subsequent, postpartum and including risk assessment, guidance and referral) shall meet the required minimum qualifications as indicated above for case coordination. INDIVIDUALS SHALL BE REFERRED FOR SPECIALIZED ASSESSMENT AND COUNSELING SERVICES TO AN INDIVIDUAL WITH A BACHELOR DEGREE IN NUTRITION/DIETETICS THAT MEETS THE AMERICAN DIETETICS ASSOCIATION'S R.I EDUCATIONAL REQUIREMENTS.

Social/Psychological Services - Individuals providing the BASIC social/psychological assessment (initial, subsequent, postpartum, guidance, and referral) shall meet the required minimum qualifications as indicated above for case coordination. INDIVIDUALS SHALL BE REFERRED FOR SPECIALIZED
SOCIAL/PSYCHOLOGICAL ASSESSMENT AND COUNSELING SERVICES TO AN INDIVIDUAL WITH A BACHELOR'S DEGREE AND A NEW JERSEY SOCIAL WORK LICENSE/CERTIFICATE.

Home Visit Services - Shall be provided by the appropriate clinicians or staff with the required minimum qualifications as indicated above for case coordination, or by written agreement, Home visit assessment can be done by a referral to a Local Health Department or Certified Home Health Agency under written agreement with the provider to complete home visits.

Outreach Services - Outreach can be provided by the HealthStart agency or through linkage with community-based organizations like coalitions, churches, local public and private organizations or various educational media.

Evaluation, Monitoring, and Quality Assurance - This component is conducted by the HealthStart agency's staff and Department of Health and Senior Services staff. However, staff who prepare the Maternity Services Summary Data (MSSD) form (see appendix) must be trained by the Department of Health and Senior Services HealthStart staff.

FOLLOW-UP (Prenatal, Postpartum)

Follow-up on missed appointments (prenatal and postpartum is an important part of provider-based case coordination activities. Providers are expected to make every effort to follow-up with patients who miss appointments as long as there is a reasonable chance of retaining the patient in maternity care.

At a minimum, the follow-up for any missed appointment(s) shall include but not be limited to the following steps, AS NEEDED:

         -        send appointment reminders and/or;

         -        make attempts to reach the patient by phone;

         -        send letters (receipt requested if applicable); and/or

         -        make at least one home or community-based follow-up visit.

REFERRALS (Prenatal, Postpartum)

When a referral is initiated, the case coordinator shall assist the patient to assure that the patient understands the nature and purpose of the referral.

To assure timely completion of referrals, the case coordinator or staff member under her/his supervision should:

         -        know if the referral has been completed;

         - assist the patient to identify barriers to completing the referral; and

         - provide support to the patient and advocacy with the referral service unit(s) for reducing or eliminating the barriers to completion.

To implement follow-up on referrals, activities include but not are limited to the following steps, AS NEEDED:

         -        follow-up with the patient during prenatal visits;

         -        phone calls to the patient and/or referral service unit;

         - letters to patient or referral service unit or where appropriate community-based agency;

PLAN OF CARE

Development of an integrated (medical, nutrition, social/psychological, and health education) plan of care, into ONE DOCUMENT, (see appendix) shall be completed no later than one (1) month after the first/registration/enrollment visit. The plan of care shall include: identification of risk conditions/problems, need(s), planned intervention(s), time frame(s), outcome objective(s), identification of care provider(s) responsible for the service(s) and plans for referral and follow-up activities.

Review and updating of the plan of care should be ongoing throughout the prenatal period with the patient and in consultation with professional staff involved in the patient's care.

The review includes but is not limited to examination of continuation of maternity care services (e.g. timely occurrence of patient visits): patient's health status (including medical, nutritional, and social/psychological status, and health education needs) patient's receipt of ALL basic services, needed specialized service, and initiation and timely completion of referrals: and identification of and arrangements for appropriate home visits if indicated (see home visit section).

HEALTH SUPPORT PRENATAL ACTIVITIES AND ASSESSMENTS

Case Coordination - (see appendix) Shall be provided to ALL HealthStart patients, includes, but is not limited to:

         During the first/registration/enrollment visit, to orient the patient to content and process of the comprehensive maternity care services including, what services will be provided as part of comprehensive maternity care (prenatal, intrapartum, and postpartum), including medical, laboratory, nutrition, psychosocial, health education, case coordination, home visit and outreach; who will provide these services; e.g., physician, nurse, midwife, advance practice nurse, registered nurse, social worker, nutritionist, health educator; where to go for services; e.g. private office, private or hospital lab, independent clinic, hospital, local health department, WIC program, county welfare agency, family planning; when to go for services; e.g., timing of routine visits, childbirth education classes, prenatal health education classes, Medicaid determination, family planning, WIC; and if problems arise WHOM to contact and HOW to contact this person or avail herself of a service.

Additionally case coordination activities include:

         Informing the patient about her rights and responsibilities (see appendix) regarding maternity care, both verbally and in writing. Monitoring and facilitate the patient's entry into and continuation with Maternity Care Services. Assisting patient in obtaining presumptive eligibility determination and monitor application for final Medicaid eligibility, when applicable. Assisting the patient to identify and provide advocacy which will assist in the reduction of barriers to continued care including waiting time, and fragmentation of services. Vigorous, follow-up for missed appointments in order to assure that patients continue prenatal care as long as there is a reasonable chance of retaining the patient in maternity care. Contact information shall be compiled during the patient's first/registration/enrollment visit and updated at each subsequent visit. Reinforcement and supporting health teachings as needed, and coordinate professional and/or paraprofessional staff to provide these services.

         Coordinating: - development of the Plan of Care and ongoing reviews/updates; services with other agencies e.g. WIC, Local Health Department, Certified Home Health Agency, coalitions, etc.; the assessment to identify the need for home visit(s) and prepare a written referral for the home visit(s) which includes the general and specific purposes and objectives of the visit(s), client characteristics, timeframes, and other pertinent information; obtain a written summary report (WITHIN TWO WEEK OF THE REFERRAL) on each home visit completed which includes date, provider agency title and name of visitor, activities conducted, outcome(s), and any pertinent information gained about the client, Infant and home environment. For ongoing home visiting, the case coordinator should confer with the home visitor(s) to review the case.

         Arranging case conferences and/or consultation with the obstetrical care provider and other professional staff as appropriate. Coordinating preparation of and completion of the Maternity Services Summary Data Form (MSSD) (see appendix). Reviewing, monitoring, and updating the individual records at each visit in order to assure that all services provided are legibly documented in the patient record, as necessary to fully disclose the kind and extent of services provided, signed, credentialed and dated and that pertinent copies, e.g. (referrals P.E. FD 334 form, consultations, laboratory, reports, etc.) are contained on the record.

Health Education - (see appendix) Shall be provided but not limited to:

         Completing, for ALL HealthStart patients, an INITIAL health education assessment by reviewing existing information from other areas of assessment, and/or compiling general educational information (e.g. spoken language(s), education level, topics/information of immediate interest, previous and/or other health education, information, or experience concerning pregnancy, birth, infant care, and parenting).

         Providing health education INSTRUCTION according to a standard "Curriculum Guide" (see appendix). All topics should be covered with modifications depending on the timing of the patient's entry into prenatal care.

         Providing or arranging for a full "Childbirth education" course (AT NO COST TO PATIENT) for all patients. This course shall include content in accordance with the standards of a national organization devoted to childbirth education. A "refresher" course can be provided for patients who have received childbirth education during a previous pregnancy.

         Provide individual guidance for making and implementing decisions basic to pregnancy, birth, and infant care including but not limited to: changes in activity level (work, exercise, sex), changes in lifestyles (smoking, alcohol, substance abuse, environmental/occupational hazards), preparations for admission, infant care, pediatric care, and future family planning.

         Plan for patient to see a/the specialist(s) if indicated.

Nutrition - (see appendix)

         BASIC nutrition assessment (initial, subsequent and postpartum) using the "WIC/HS" form (see appendix), and guidance shall be provided to ALL HealthStart patients and shall include but not limited to INITIAL Nutrition Basic Assessment (including "risk" assessment) review of data from other parts of the assessments (particularly the results of laboratory tests), nutritional history, prenatal weight (including maintaining the "weight gain chart" HS-17 4/95), dental, eating disorders, metabolic conditions, special diets, medications, etc., nutritional inadequacies (24 hour dietary recall and/or assessment of food frequency for at least one week of time), appetite, fluid intake, pica, cravings, snacking, cultural, religious, myths, allergy, substance usage, alcohol, smoking, etc., GI discomforts, food preparation and refrigeration, household routine's and activity level, assess for participation in "Food Supplement Programs".

         All assessment information must be used (but is not limited to) in order to identify nutritional "risk factors", develop the "plan of care", and to identify the need for the nutrition specialists.

         Plan (if indicated) for patient to see the nutritionist specialist.

A "New Jersey State Department of Health and Senior Services WIC/HealthStart Referral/Nutrition Assessment For Women Form" (see appendix), should be completed for the basic nutrition assessment and used for the initial referral to a WI agency on all patients. If the patient is currently participating in the WIC program, maintain the completed form (all three copies) in the record.

         SUBSEQUENT Nutrition Basic Assessment -includes but is not limited to: review of nutrition of mother, ongoing review for referral to food supplementation programs, monitoring weight gain (using a standard weight gain grid, (see appendix) concerning adequate, inadequate, or excessive weight gain, review plans for infant nutrition and information patient has of myths, advice, etc. and specifics for implementing infant feeding (breast/bottle).

         Plan for patient to see the nutritionist specialist if needed.

         NUTRITION Guidance Basic -shall be composed of but not limited to, providing information on the general relationship of nutrition to positive pregnancy outcomes, instruction on food purchase, storage, and preparation, infant feeding and nutrition needs focused on assisting the patient to assess, choose and prepare to implement a feeding method, review a reinforcement of other nutrition and dietary counseling services, significance of referral to a participation in food supplementation programs.

         Plan for patient to see the nutritionist specialist if needed.

         SPECIALIZED Nutrition Assessment and Counseling -"Short term" specialized nutrition services shall be delivered by an appropriately credentialed nutritionist. The nutrition assessment and counseling shall be initiated (based on basic assessment and the patient individual needs and in consultation with the medical care provider) at least for those patient having an inadequate or excessive weight gain, diabetes, pre-eclampsia, pica, anemia of pregnancy, chronic diseases or disabilities which complicate present pregnancy, impair dietary intake, dental conditions, inadequate food supply, etc.

         EXTENSIVE -If the specialized nutrition services needed are extensive (e.g. highly complicated and/or intensive) they may be delivered by referral to the nutrition specialist on the provider's staff, or by referral, or by a combination of referral and the nutrition specialist. Referral for extensive specialized nutrition services must be initiated by the medical care, provider or the nutritionist under the supervision of the medical care provider in coordination with the case coordinator based on clinical judgment and the following considerations:

         -        complexity and intensity of services needed;

         -        resources available at the HealthStart provider;

         -        availability of off-site specialized nutrition services, and

         -        accessibility of off-site specialized nutrition services.

Social Psychological - (see appendix)

         BASIC social/psychological assessments (initial - including risk assessment subsequent and postpartum and BASIC social/psychological guidance shall be provided to ALL HealthStart patients and shall include but not be limited to:

         INITIAL Social/psychological Basic Assessment (including "risk" assessment) -Review of existing information from other areas of assessment, client's perception of her IMMEDIATE needs or other needs, financial information and resources (DO NOT REPEAT THIS INFORMATION IF IT HAS ALREADY BEEN OBTAINED, e.g. THROUGH PRESUMPTIVE ELIGIBILITY (SEE APPENDIX) DETERMINATION, etc.), services currently received or applied for e.g. Medicaid, WIC, DYFS, other health or social services etc.; living conditions their perception), dwelling, neighborhood, clothing, food, furniture, supplies etc.; family, personal and social support system their perception) e.g. needs, children, father of baby, friends, parents, relatives, religious program(s), other organization(s), etc.; attitudes and concerns (perceptions/reactions to) view of this pregnancy, feelings positive/negative, overall status, hospitalization, mental status; major stress events within past year, e.g. death, illnesses substance abuse (self/someone close), abuse/neglect (physical/sexual); criminal justice system involvement; separation or divorce; other traumatic event of self or someone close; education and employment goals/needs/plans; work experience, status, occupation, environmental hazards/problems; child/care arrangements (current and planned).

All assessment information must be used (but not be limited to) in order to identify social/psychological "risk factors", develop the "plan of care", and identify the need for the social worker specialist.

Plan for patient to see the social worker specialist if needed.

SUBSEQUENT social/psychological (see appendix) Basic Assessment -This assessment should utilize the same outline as the initial assessment. The focus should be on any major areas that could not be assessed initially, obtaining additional information needed, and updating the assessment of any major area. As with the initial assessment, subsequent assessment should result in identification of risk factors and a decision whether to provide further basic guidance or specialized assessment and counseling.

Plan for patient to see the social worker specialist, if needed.

Basic social/psychological GUIDANCE -includes: initial orientation and information on available community resources based upon the individual's needs, and should include specific information (names, telephone numbers) on emergency and non-emergency services in the area of financial assistance, mental health, housing, family violence and abuse, transportation, child care, education, substance abuse rehabilitation, infant clothing/equipment/care, and parenting education support etc, referral, follow-up, support and advocacy for basic social services, orientation on stress and stress reduction and relationship of stress to pregnancy outcomes.

Plan for patient to see the social worker specialist, if needed.

SPECIALIZED social/psychological (see appendix) assessment and counseling -"Short term" specialized social/psychological services shall be delivered by an appropriately credentialed social/psychological specialist. The social/psychological assessment and counseling shall be initiated (based on assessment and the patient's individual needs and in conjunction with the medical care provider) at least for those patients having the following, but not limited to situations: highly ambivalent, denying and/or rejecting of this pregnancy; history or suspected, mental health problems, developmental delay, handicaps or substance abuse, sexual/physical abuse or violence to/in patient or household; involvement with criminal justice system; serious social conflicts; weak or no social support system; other recent major (patient's perception) stressful or life events; homelessness or pending or age 16 or less at time of delivery.

EXTENSIVE -If the specialized social/psychological services needed are extensive (see appendix) (e.g. highly complicated and/or intensive) they may be delivered by referral to an appropriately credentialed social/psychological specialist on the provider's staff, or by referral, or by a combination of referral and the social/psychological specialist. Referral for extensive specialized social/psychological services must be initiated by the medical care provider or the social/psychological specialist under the supervision of the medical care provider and in coordination with the case coordinator and shall be based on clinical judgement and the following consideration:

         -        complexity and intensity of services needed,

         -        resources available at the HealthStart provider.

         - availability of off-site specialized social/psychological services, and

         - accessibility of off-site specialized social/psychological services.

HOME VISITS (Preventive Health Care, High Risk Needs and/or Skilled Nursing
Care)

Home visits are an important and integral part of maternity care, particularly when serving a low- income population. Home visits should only be used to provide services which can best be delivered in the home setting and are particularly useful for patients who have special needs/risks which require assessment and intervention in the home, who have difficulty remaining involved in maternity care services, and/or who have difficulty implementing and adhering to health instructions and advice. Home visits are most effective when conducted by a visitor who is already familiar to the patient and who provides continuity across visits and should be coordinated with other services being delivered by the provider or by other community service settings.

Visits can be by an appropriately credentialed professional or paraprofessional team members, depending on the following consideration:

         -        the specific purpose of the visit;

         - the skill and characteristics of professional and paraprofessional staff available; and

         - the characteristics of the client and her level of rapport with various staff.

The provider shall provide or arrange for at least one prenatal home visit for patients IDENTIFIED as needing preventive health care: with specific need(s) and/or skilled nursing care during the initial or subsequent prenatal assessment.

Additional home visit(s) shall be provided or arranged for the patients with specific need(s), risk(s) if it is determined that visit(s) would be effective based on the clinical judgement or the case coordinator in conjunction with the medical care provider and other appropriate clinicians.

IF A PATIENT IS RECEIVING THESE SERVICES IN HER HOME FROM ANOTHER AGENCY(IES), THE CASE COORDINATOR MAY SUBSTITUTE THOSE SERVICES FOR THE REQUIRED HOME VISIT. THE CASE COORDINATOR SHALL THEN COORDINATE SERVICES WITH THE OTHER AGENCY(IES) AND DOCUMENT THE INFORMATION IN THE PATIENT'S RECORD.

"HIGH RISK CARE" HOME VISIT(S)

Patients shall be identified as high risk for the purpose of determining a prenatal home visit based on (but not limited to) the following criteria and subject to the clinical judgement of the case coordinator in conjunction with the medical care provider and other appropriate clinicians; inability and/or lack of motivation to follow the prescribed plan of care; significant handicapping condition which effects ability to comply with the plan of care; new, persistent, and/or chronic, uncontrolled medical problem(s) which affect the pregnancy; identified current nutritional problems not responding to treatment; social high risk such as: alcohol or substance abuse, patient involvement with abuse/neglect, weak or no social supports, unstable or chaotic home environment; serious parenting inadequacies exhibited or suspected; current mental health problems; maternal age of 16 or less at the time of delivery with additional risk factor(s).

"PREVENTIVE HEALTH CARE" HOME VISITS

Home visits for preventive health care may be provided directly by a professional HealthStart provider staff or may be implemented by written agreement between the HealthStart provider and a local health Department or independent, perinatal outreach team. A team approach consisting of health professionals and paraprofessional outreach workers is an effective way to provide continued preventive care home visits. However, it is important that staff continuity be maintained for home visits to any one patient.

Patients may benefit from a prenatal "Preventive Health Care" home visit indicators may include: inability and/or lack of motivation to follow the prescribed plan of care; patients who exhibit or are suspected of serious parenting inadequacies; patients who demonstrate significant difficulty understanding and following instructions and/or linking with needed services; consecutive missed appointments and/or chronic missed appointment; the need to further assess to gain valuable information about the client's home environment, family/household system, the client, and the newborn infant; provide support and reinforcement of health teachings and advice to help the client assimilate and understand previous instructions and advice, and to assist the patient to practice and implement new health practices in her home environment; provide support and advocacy for social/psychological and other service needs and to establish linkages with services, arrangements for transportation and/or child care; accompany the patient as her advocate/supporter, act as an interpreter, provide informal counseling, and information and referrals on community resources to meet those need; the need to

Increase trust, rapport and communication with the patient to increase the willingness and ability to utilize maternity care services and adhere to the plan of care.

"Skilled Nursing" Care Home Visits

These visits are for patients with diagnosed, documented medical needs that are best met in the home setting, need skilled nursing services and health teaching.

Home visits for skilled nursing care arranged through referral to certified home health agencies. These visits must receive prior authorization from the Medicaid District Office and are reimbursable under the current Medicaid system, separate from HealthStart. Skilled nursing care visits must meet the criteria set by the New Jersey Medicaid program. The case coordinator should arrange and coordinate these visits and facilitate obtaining the required written medical orders.

COMMUNITY OUTREACH

The general purpose of "Community" outreach is to facilitate early entry into maternity services and to encourage continuity of care. Community outreach services include efforts aimed at individuals as well as those aimed at reducing system wide barriers that effect the enrollment process. Also, community-based individuals could provide information on the importance of prenatal care and encourage early client enrollment.

HealthStart providers who are in private practice settings are likely to benefit from becoming involved in outreach through linkage with community-based organizations that have established outreach services, or formalized assessment and planning for agency-based outreach. Outreach efforts include the following activities: Assessing socio-demographic characteristics of client population, educational levels, age, cultural and ethnic backgrounds and primary language spoken and/or read. Developing an outreach plan that will be culturally sensitive in order to effectively communicate with community groups.
Identifying community resources and develop appropriate linkages with coalitions. Being aware (knowledgeable) of various local public, private, and social organizations and health agencies, e.g. churches, teen groups, women's organizations and business groups, etc. Distribute and display HealthStart informational materials and identifying information HealthStart certificate, posters, etc.) in such a way, the clients are aware that the provider is certified as a HealthStart provider. Distribute give-aways that are donated by local business community.

Form a local speaker's bureau of key individuals from private and public organizations to publicize maternity care services. These presentations could include "testimonials" from maternity clients on the value of prenatal care. Develop partnerships with community-based organizations, coalitions and churches in planning various maternity care outreach activities such as volunteer community action campaigns, educational sessions, "Health Fairs", "Bring a Friend to Prenatal Care", "Baby Showers", etc. and develop ways to work cooperatively in the areas of outreach.

HEALTH SUPPORT POSTPARTUM ACTIVITIES

Case Coordination

The case coordinator shall arrange and coordinate one contact preventive health care activity for ALL patients during the time after hospital discharge and prior to the required four - six (4 - 6) weeks medical visit after delivery.

This postpartum activity shall be documented (see appendix for sample tool) in patient's record, include but not be limited to:

         Review of mother's health status; review of infant's health status; review of mother-infant interaction; assess the need for any additional services; assess the need for a home visit(s) and as appropriate provide or arrange for a home visit for mothers or infants IDENTIFIED as high risk; arrange for one regular medical provider/clinic visit at four - six (4-6) weeks after delivery; arrange to obtain the "Labor, Delivery, and postpartum Hospital Summary" record no later than two (2) weeks after hospital discharge, review and then incorporate into the patient's record; arrange linkage/referral of the patient to the appropriate service agencies, e.g. WIC, pediatric care, family planning, and other social and health services, such as Special Child Health Services Case Management Units, etc; arrange for the transfer of pertinent information or records to continuing service providers notable pediatric care and family planning service providers; vigorous follow-up on missed appointments (same guidelines as for the prenatal period), reinforce and support health teachings for mother and baby (same guidelines as for the prenatal period; review, completion and CLOSE of the plan of care; submit if applicable, the Maternity
         Services Summary Data Form (MSSD), (see Evaluation, Monitoring and Quality Assurance section and appendix) within the required time frame to the Department of Health and Senior Services, Maternal Child Health, Epidemiology program, HealthStart program.

HEALTH EDUCATION

This postpartum activity shall include but not limited to:

         Review of previous assessments and patient record; review of health education curriculum; identify and answer patient's questions concerning infant care and development and postpartum maternal care; identification of patient's remaining needs; address remaining needs by referral or direct provision of services; follow-up on decisions from third trimester e.g. preparations for basic infant care, pediatric care for infant, future family planning services, and other continuing Medical and Dental care; review, completion and CLOSE of the plan of care.

NUTRITION

This postpartum activity shall include but not limited to:

         Review of MOTHER'S current nutritional status and needs, ideal perceived body weight, nutrient inadequacies (24 hour recall and/or assessment of food frequency for at least one week of time, fluid intake, pica cravings/consumption, snacking patterns, appetite as described by patient/appetite changes, allergy/food intolerance, typical seasoning and condiment/food avoidance, food preferences, cultural/religious food practices, type of nutrient supplements, prescribed or self-prescribed, nutrient/drug interactions and nutrient/nutrient interactions, gastrointestinal discomforts, e.g. nausea, vomiting, heartburn, constipation, diarrhea, flatus, substance usage (alcohol, caffeine, prescription medications, over the counter drugs, illegal drugs, smoking) activity level exercise, work, family), household routines for food purchases, meal preparation and consumption, including takeout food, cooking and refrigeration facilities.

         Review, of INFANT'S current nutritional status and needs, linkage with WIG and pediatric care infant feeding, method(s) of feeding and specifics of implementing methods) e.g. frequency of feedings, food intake (including bottle contents) feeding positions, person(s) responsible for feedings, any problems, mother's reactions to method and feeding, infant's reactions and health indicators, household's member's responsibilities and reactions to feeding, advice, myths, information, and support from family/friends, nursing bottle mouth and fluoridation supplementation; and review, completion and CLOSE of the plan of care.

SOCIAL/PSYCHOLOGICAL

This postpartum activity shall include but not be limited to:

         Review of other postpartum assessment and patient record concerning pregnancy, labor, delivery, postpartum course and infant's health; client's perception of her IMMEDIATE needs; client's perception of other needs; relationship of mother and baby; assessment of mother/infant interaction including emotional and verbal responsivity of mother and realistic expectations toward infant and signs of postpartum depression; family/household acceptance of baby and other family household dynamics; mother's perception of father's acceptance of infant, siblings reactions to infant, reactions of other household members and close family to infant, impact of infant on mother/father relationship, impact of infant on mother/sibling relationship, views of infant care and rearing in her family and household; mother's goals/needs; general coping/emotional status; school/work (including childcare arrangements); identification of need for additional social and psychological services e.g. parenting education and support, infant equipment and supplies, financial assistance, food, clothing, housing, utilities, transportation, mental health services, drug or alcohol rehabilitation, AIDS counseling and support systems, other; referral for identified need; and review, completion and CLOSE of the plan of care.

HOME VISIT

This postpartum activity shall include but not be limited to:

         Providing or arrangement for a postpartum home visit for preventive health care, high risk care, or skilled nursing care where it is determined that visit would be effective based on the clinical judgement of the case coordinator in conjunction with the medical care provider and other appropriate clinicians.

If the patient is receiving the necessary services in her home from another agency, the case coordinator may substitute those services for the required home visit. The case coordinator shall then coordinate services with the other agency and document the information in the patient's record. Patients shall be identified as needing high risk care for the purpose of determining a postpartum home visit based on the following criteria:

         Patients IDENTIFIED as high risk prenatally with unresolved medical, nursing, health education, nutritional, and/or social/psychological problems; patients developing risk factors AFTER delivery, or when hospital discharge e.g. postpartum infections, depression, or other crisis situations; those that maternity or nursery staff request postpartum follow-up prior to hospital discharge; patients who have infants with continuing health problems, e.g. premature delivery, very low birth weight, NICU placement, feeding problems, and/or other needs.

Patients shall be identified as needing preventive health care for the purpose of determining postpartum home visit based on the following criteria:

         Patients who exhibit or are suspected of serious parenting inadequacies; patients who demonstrate significant difficulty understanding and following instructions and/or linking with needed services-

         HEALTHSTART EVALUATION, MONITORING, AND QUALITY ASSURANCE

OVERVIEW

The purposes of the evaluation are twofold:

         1) to determine, both on a short-term and long- term basis: how successful the state has been in providing the program to the population of pregnant women and children up to the age of two who are eligible for Medicaid benefits; whether providers are delivering the services that they have agreed to provide; what the barriers are in delivering the HealthStart comprehensive services; and for those who receive services in the HealthStart program, whether the program is or is not effective.

         2) To use information as it is acquired through evaluation activities to reinforce aspects of the comprehensive maternity services that are functioning well; and correct problems that are hampering the achievement of program goals.

Together, monitoring and quality assurance make up the process component of the evaluation. Through the monitoring function the program's progress, strengths, and weaknesses will be assessed. This information will be used to address problems in program operations. The majority of information will be obtained from routinely collected sources of data, e.g. Medicaid eligibility, claims and encounter data, the electronic birth certificate (EBC) and the HealthStart Maternity Services Summary Data Form (MSSD), etc.

Through the quality assurance function direct training of providers, review with feedback, programmatic modifications, and retraining of personnel involved with HealthStart will be conducted. Due to the interactive nature of the quality assurance function, the majority of the activities will take place at HealthStart provider sites and regional meetings.

The long-range outcome component of the evaluation will focus on determining whether, and to what extent, the program has had an impact on improving both access to services and health outcomes. Measures include, but are not limited to, trends in the timeliness of prenatal care, the percent of low birthweight and very low birthweight infants, the number of days of care provided to infants in neonatal intensive care units, the infant mortality rate, the frequency of emergency room visits for child health problems, the immunization status of children enrolled in the program, the rehospitalization of children, and the cost effectiveness of the program. These represent some examples of appropriate outcome indicators of program performance that will be used. Much of this information will be obtained from the linkage of vital statistics data (linked-birth and death and fetal death records), Medicaid eligibility, claims data and encounter data, hospital data, and the HealthStart MSSD form.

To evaluate the Health Start comprehensive maternity services, a quasi-experimental research design will be used. The research will be both cross-relational, enabling snapshot examinations of a cohort of clients or providers at given points in time, (e.g. percent of pregnant women receiving first trimester prenatal care in 1985, 1986, 1987, 1988, 1989, etc.), and longitudinal, allowing follow-up of clients and providers (e.g. onset of prenatal care through birth and infant outcomes and linkage of children with pediatric providers).

The study population will include pregnant women and children up to the age of two who are residents of the State of New Jersey. In general, comparisons will be made between low income pregnant women and children who are at or below 185% of the Federal poverty who receive HealthStart comprehensive services. Trends in health outcomes will be made among all pregnant women, infants, and children up to the age of two in the State of New Jersey. This would include those who were Medicaid-HealthStart, Medicaid non-HealthStart, and non-Medicaid clients. The effectiveness of HealthStart services under the managed care system will also be evaluated. This will be done by comparing outcomes of those who receive HealthStart services through a managed care provider with the outcomes of those who did not.

Providers will be most directly involved with the process component of the evaluation. Though monitoring and quality assurance activities will be conducted for both pediatric and comprehensive, maternity care services, the emphases of the activities are somewhat different.

EVALUATION ACTIVITIES

Collection:

Analysis of data includes the areas of eligibility, reimbursement, provider agreements, specific service arrangements, client utilization of services, content of services delivered, barriers to service delivery, and client outcomes at the termination of service delivery.
These areas will be analyzed on an annual basis. For years in which data are available, trends will be examined prior to program start-up, at program start-up, and yearly thereafter. In general, data will be analyzed in the aggregate by provider site, county, major municipality, and/or state totals.

The "source" areas for the data area:

Eligibility:

Department of Human Services/Medicaid eligibility files, (both presumptive and standard).

Reimbursement:

Medicaid claims files (HCFA 1500; New Jersey 1500 (electronic only); MC 19) and managed care capitation encounter data.

Provider participation:

Department of Health and Senior Services Comprehensive Maternity Care and Pediatric Provider Applications, and Certificates; Department of Human Services Medicaid claims and encounter data and contracting HMOs for the managed care services.

Client utilization of services:

Department of Human Services, Medicaid claims, Department of Health and Senior Services inpatient hospital (UB 92 claims), HealthStart Maternity Services Summary Data and MC 19 claims files and Medicaid managed care data.

Content of service delivered:

HealthStart Maternity Services Summary Data; Department of Human
Services/Medicaid claims and eligibility data; Department of Health and Senior Services hospital discharge, UB files and Medicaid managed care data.

Barriers to service delivery:

HealthStart Maternity Services Summary Data; staff site visit reports and Medicaid managed care focus reports.

Client outcomes at termination of services

HealthStart Maternity Services Summary Data; Department of Health and Senior Services vital statistics data (linked birth-death and fetal death records) linked with Department of Health Hospital Discharge Data, and with Medicaid eligibility, claims and encounter data.

Data Collection Form (HealthStart Maternity Services Summary Data -MSSD)

The HealthStart Maternity Services Summary Data Form is a form that has been created specifically to capture information on HealthStart comprehensive maternity services. A copy of the form has been included in the appendix.

The Maternity Services Summary Data Form is the instrument used to collect information on the content of medical and health support services rendered to clients from the initial contact registration visit throughout the pregnancy and postpartum period. Providers are to submit a HealthStart Maternity Services Summary Data Form on each client who has received any HealthStart comprehensive maternity services including those for which providers would bill using a W9029 code. The form should be complete to the point of termination of HealthStart services to the client. Providers shall have policies that protect the client's information. Each client shall sign an informed consent release of information form (see appendix sample).

The case coordinator is responsible for the completion and submission of the form. All staff who complete any part of the form must be trained in MSSD form completion by the DHSS HealthStart staff.

The HealthStart Maternity Services Summary Data Forms will be submitted within 90 days after the expected date of confinement (EDC) or actual delivery or termination of services at the agency. FAILURE TO SUBMIT DATA FORMS COMPLETE TO THE POINT OF TERMINATION OF SERVICES TO CLIENTS WILL JEOPARDIZE A PROVIDER'S HEALTHSTART CERTIFICATION STATUS.

The HealthStart Maternity Services Summary Data Form has been developed as a tool to monitor all aspects of the comprehensive maternity care as defined in the HealthStart Standards, to guide field quality assurance activities, and to determine risk factors, and appropriateness of service provided to clients who have received comprehensive services. The MSSD is a summary of the client's entire course or maternity' care and is not intended to replace a medical record.

         PAGE 1 of the form includes demographic information of the client's reason if care began late; and presumptive eligibility information.

         PAGE 2 covers the clients final estimated date of confinement, measures of the client's height and weight; prenatal risk factors and or risk conditions in this pregnancy; the client's course of care and services provided in the HealthStart program; whether the client required hospitalization other than for delivery, and if so, the number of times and reasons; the date of hospitalization resulting in delivery; and the client's hospital medical record number at delivery.

         PAGE 3 includes information on whether the client was transferred to another prenatal medical provider; whether the client was seen by a specialist in maternal-fetal medicine; whether the client missed any prenatal appointments; whether the client had any special procedures; what barriers to delivery of services to the client were present; what complications of labor and delivery occurred; the method of delivery; whether the client was transferred prior to delivery; pregnancy outcomes; whether arrangements for future family planning services were made; whether any postpartum problems/conditions were present at the four to six week postpartum visit; and dates of service and clinic type if the client received care at more than one clinic within the same agency or another agency.

         PAGE 4 contains information on the birth, (liveborn infant or fetal death), including identifying information, birthweight, pediatric assessment of gestational age, and hospital of birth medical record number and facility identifying information. For live births, PAGE 4 also includes neonatal course of care information; whether the infant was transferred after delivery, nurseries in which the infant received care after delivery, problems which developed during the hospital stay in the nursery(ies), infant outcomes at the client's six week postpartum visit, linkage of the infant with a pediatric preventive health services provider and the funding source(s) of client's care,

Provider training sessions on the use of the MSSD forms will be held by the DHSS HealthStart staff and to insure the quality of data collected, a codebook with instructions for filling out the forms will be issued at the session. The most recent version of the HealthStart Maternity Services Summary Data Form is included in the appendices of this document.

Providers should anticipate that the form will be modified over time. Furthermore, providers should expect to receive feedback on aggregate information obtained from the data that they have submitted.

Monitoring Activities:

Random site visits will be conducted by the New Jersey Department of Health and Senior Services HealthStart staff and may include peer consultants, (i.e. other HealthStart providers or colleagues). The site visit will be a comprehensive review of HealthStart activities, with feedback of both prior and current HealthStart services provided. The following activities will be included:

         - Review of both general and HealthStart specific agency policies, procedures, and other administrative aspects of service delivery within the agency.

         - Observation of clinic office visits which may include physical examinations, patient care consultations on new or problem clients, sessions on nutrition, health education, social/psychological, case coordination or other aspects of HealthStart comprehensive services.

         - Interviews with clients in terms of their participation in and satisfaction with HealthStart services;

         - Audits on a random sample of client charts using an established protocol. (This will include all areas of HealthStart comprehensive maternity care services. (e.g. medical, case coordination, nutrition, social/psychological, health education, home visits, assessments, follow-up, referral, plan of care, etc.).

         - Interviews and discussions with staff which cover strengths, weaknesses, and barriers to delivery of services to clients, and provide suggestions for overcoming obstacles in delivering HealthStart comprehensive services to clients

         - Written review of the organization, delivery, progress, and overall ability of the site in delivering HealthStart comprehensive maternity care services will be completed after a site visit by the DHSS HealthStart staff.

Self-audit:

This quality assurance mechanism is recommended rather than a mandatory activity. However, it will be required for those sites from which a number of clients have been identified as having unmet health care needs. It will be used as one of the methods to assist the sites to improve their delivery of HealthStart services.

Self-audit consists of a review of charts on a monthly basis by members of the comprehensive maternity care sites' HealthStart team, according to an established protocol. Among the recommendations are the following:

         - A minimum of 5 percent of current HealthStart client charts should be reviewed on a monthly basis for completeness and accuracy;

         - The review should cover all aspects of service delivery as defined in the HealthStart standards and guidelines; it also should include mechanisms for feedback to providers responsible for clients whose charts were reviewed, recommended actions to improve content/service delivery, and follow-up on improvements in the content of medical records;

         - The review should include charts for both new and previously enrolled clients:

         - A staff member who audits/review the charts should provide the staff member responsible for the clients with feedback about the quality and completeness of the clients records;

         - A log containing the completed review protocols on the audited charts should be maintained at the HealthStart site: this should include strengths and deficiencies identified, actions taken, and completeness of records at follow-up review.

Technical Assistance:

For sites that are currently HealthStart comprehensive maternity care providers, every effort will be made to assist in working through problematic aspects of service delivery. Technical assistance may be given at the site visits or at other times, depending on providers need and availability of the Department of Health and Senior Services HealthStart staff and consultants. The need for assistance may be identified either by the provider or by DHSS\HealthStart staff.

Certification, Renewal of certification, and Decertification Procedures:

Certification: This includes the decision-making process to be used to determine which providers are qualified to deliver HealthStart comprehensive services. It begins with the receipt and review of applications for comprehensive maternity care services and may involve telephone calls and/or site visits for clarification of information before final decisions are made.

Renewal of certification: This may/may not involve the same process depending upon the decision making process of DHSS HealthStart staff.

ALL PROVIDER CERTIFICATES WILL BE RENEWED EVERY 18 MONTHS.

Decertification: This includes the decision-making process to be used to determine infractions leading to loss of the privilege of delivering HealthStart comprehensive maternity services.

Outcome Evaluation Activities:

Evaluation of the health support activities, maternal and infant health outcomes will be conducted by the DHSS Maternal and Child Health Epidemiology staff. Findings will be reported and shared with HealthStart providers.

A.       1985 through program start-up and subsequent years:

         Assessment of annual trends (pre/post HealthStart comparisons), for state, counties, and major municipalities of New Jersey will be made. Outcomes to be examined include but are limited to the following:

         - Percent low birthweight and very low birthweight infants overall and by client characteristics, location in the state, etc.;

         - Birthweight-specific mortality (infant, perinatal, neonatal, postneonatal) overall and by client characteristics, location in the state.

B.       Outcome comparisons by year:

         Comparisons will be made of HealthStart Medicaid, non-HealthStart Medicaid, and all other non- Medicaid clients, Department of Health and Senior Services vital statistics, matched birth and death files linked to DHSS Hospital Discharge UB files, Department of Human Services Medicaid eligibility, claims and encounter files. The comparisons will be analyzed for the state overall, and by client characteristics, county and municipality of residence and services, etc. Outcomes to be examined with these data include, but are not limited to the following:

         - Birthweight-specific mortality ( infant, perinatal, neonatal, postneonatal, and early childhood);

         - Birthweight-specific length of stay at birth and use of neonatal intensive care units;

         - Birthweight-specific rehospitalizations in the first and second years of life;

         -        Emergency room use in the first and second years of life;

         - Cost effectiveness of the HealthStart comprehensive maternity care program.

                                   APPENDICES

                                   APPENDICES

1.   Comprehensive Organizational Structure Models.

2.   Obstetrical Services Risk Assessment Tool Sample.

3.   Plan of Care Sample Tool.

4.   Health Education Curriculum Guide Sample.

5.   Health Education Instruction Check List Sample Tool.

6.   Case Coordinator Activities.

7.   Health Education Services.

8.   Nutrition Services.

9.   Social Psychological Services.

10.  Patient Rights/Responsibilities.

11.  Postpartum Health Support Service/Preventive Health Care Contact Tool.

12.  Release Of Information Consent Form Sample.

13. New Jersey Department of Health and Senior Services HIV "REQUIRED" Consent Form.

14.  Presumptive Eligibility (PE) FD 334 revised 5/94. See file HSAPI416.DOC.

15.  WIC HealthStart Forms Number H4383 "HS-8 3/95. See file HSAP 15.DOC.

16.  Weight Change Form Number H4388 "HS-7 4/95. See file HSAPI416.DOC.

17.  Recertification Forms (3 Pages "HS-12", 1 Page "HS-9"). See file HSAP
     17.DOC.

18.  Health Support Reimbursement Rates.

19.  Obstetrical Care Reimbursement Rates.

20. Maternity Services Summary Data Forms (MSSD) Form "HS-2" Revision dates 5/94 and 12/94). See file HSAP20.DOC.

              MODEL 1: COMPREHENSIVE MATERNITY CARE - ONE PROVIDER

SINGLE SITE PROVIDER

PATIENT       ---              PRENATAL MEDICAL
                                  CARE DELIVERY
                                 HEALTH SUPPORT
                                    SERVICES

ONE PROVIDER PROVIDES THE MEDICAL AND HEALTH SUPPORT SERVICES. THIS IS THE BASIC MODEL INVOLVING ONE PROVIDER WHO DELIVERS THE ENTIRE MATERNITY CARE SERVICES PACKAGE. THIS PROVIDER CAN BE AGENCY BASED OR PRIVATE PRACTICE BASED.

        MODEL 2: TWO (2) PROVIDERS AGREE TO JOINTLY PROVIDE COMPREHENSIVE
                               MATERNITY SERVICES

                                 LINKAGE MODEL

PATIENT   ---       PRENATAL
                    MEDICAL
                     CARE

                                             HEALTH
                                            SUPPORT
                                           SERVICES

                      DELIVERY

ONE PROVIDER AGREES TO PROVIDE THE MEDICAL COMPONENT AND THE OTHER PROVIDES THE HEALTH SUPPORT SERVICES COMPONENT. FOR EXAMPLE, A PRIVATE PRACTICE (PHYSICIAN, CERTIFIED NURSE MIDWIFE, NURSE-PRACTITIONER OR GROUP OF PRACTITIONERS) MAY PROVIDE THE MEDICAL COMPONENT AT ONE SITE ACCESSIBLE TO THE PATIENT POPULATION, AND THE HEALTH SUPPORT SERVICES MAY BE PROVIDED AT ANOTHER SITE SUCH AS A HOSPITAL OUTPATIENT CLINIC, LOCAL HEALTH DEPARTMENT, COMMUNITY HEALTH CENTER, HEALTH MAINTENANCE ORGANIZATION, ETC.

                MODEL 3: ONE PROVIDER WITH AGREEMENT FOR REFERRAL

                                 REFERRAL MODEL

                                    PRENATAL
                                     MEDICAL
                                      CARE                     HEALTH
                                                               SUPPORT
PATIENT       ---                                   ---       SERVICES

                                    DELIVERY

A PROVIDER REFERS TO ANOTHER PROVIDER FOR PROVISION OF EITHER THE MEDICAL COMPONENT OR THE HEALTH SUPPORT SERVICES COMPONENT. ALL PROVIDERS MUST BE RECOGNIZED AND APPROVED MEDICAID PROVIDERS IN NEW JERSEY.

             MODEL 4: ONE PROVIDER WITH MULTIPLE REFERRAL AGREEMENTS

                             MULTIPLE REFERRAL MODEL

                                    PRENATAL
PATIENT                              MEDICAL
               ---                    CARE
                                                       ---       DELIVERY
                                      ---
                                    HEALTH
                                    SUPPORT
                                   SERVICES

THIS IS A COMBINATION OF MODELS 1, 2, 3 AND HOSPITAL OF DELIVERY SERVICES AND HEALTH SUPPORT SERVICES. THE DIFFERENCE IS THAT THE MEDICAL CARE PROVIDER FOR PRENATAL CARE SERVICES IS ENTIRELY DIFFERENT THAN THE ONE PROVIDING THE DELIVERY SERVICE. FOR EXAMPLE, A FAMILY PRACTICE PHYSICIAN MAY PROVIDE PRENATAL CARE AND REFER FOR HEALTH SUPPORT SERVICES. THE OBSTETRICAL CARE PROVIDER FOR THE DELIVERY MAY BE A PHYSICIAN (HOUSE RESIDENT COVERING, AN ATTENDING, AND/OR ON-CALL PHYSICIAN) OR A CERTIFIED NURSE MIDWIFE OF THE HOSPITAL GENERALLY, BUT NECESSARILY, USED FOR DELIVERY.

                         MODEL 5: CORE REFERRAL PROVIDER
                        MULTIPLE PROVIDER REFERRAL MODEL

                                    PRENATAL
                                    MEDICAL
                                    CARE

                                     DELIVERY
                                      ---
                                    HEALTH
                                    SUPPORT                     PRENATAL
   PRENATAL                         SERVICES                    MEDICAL
   MEDICAL      ---                                    ---      CARE
   CARE                               ---

                                     DELIVERY

Providers of both prenatal medical care and delivery services refer to one specific provider for health support services.

                                                                      APPENDIX 4

Health Education Curriculum (all topics listed should be covered with modifications depending on the timing of the patient's entry into prenatal care.)

First Trimester

Normal physical and emotional changes during pregnancy.

Fetal growth and development

Normal discomforts during pregnancy, such as nausea, breast changes, frequent urination, tiredness

Examples of warning signs, such as vaginal bleeding, heavy discharge, painful urination, frequent headaches, blurred vision, signs and symptoms of preterm labor

Personal hygiene care including perineal care

Level of activity, such as continuing work and/or education, sexual activity, exercise, and rest

Lifestyle habits, including car safety and avoidance of alcohol, caffeine, tobacco, illegal drugs, and self-prescribed medications

Possible occupational and environmental hazards, such as toxoplasmosis, rubella, x-ray, chemicals

Need for continuing medical and dental care; for minor illnesses and for pre-existing major illnesses, such as diabetes, hypertension

Second Trimester

Readiness for childbirth preparation: including the concept of prepared childbirth, birth partners, identifying tension/stress, exercises for relaxation,

Normal physical and emotional changes during pregnancy

Fetal growth and development

Normal discomforts of pregnancy, such as disrupted sleep patterns, weight gain/loss, muscle cramps, constipation, heartburn, lower abdominal pain

Examples of warning signs, such as: vaginal bleeding, heavy discharge, painful urination, frequent headaches, blurred vision, signs and symptoms of preterm labor, absence of fetal activity

Personal hygiene care including perineal care

Level of activity, including continuing work and/or school, sexual activity, exercise and rest

Lifestyle habits, including, car safety and avoidance of alcohol, caffeine, tobacco, illegal drugs, self-prescribed medications

Possible occupational and environmental hazards, such as toxoplasmosis, rubella, x-ray, chemicals,

Need for continuing medical and prenatal care

Third Trimester

Child birth education course including:

         - Labor process, including signs of onset of labor (2-4 weeks before, 2-3 days before, 3 cardinal signs), vaginal delivery and cesarean section

         - Management of labor, including prepared childbirth methods, medications, and different types of anesthesia/analgesia during delivery ,

         -        Visit to hospital where delivery is to be performed

Preparation for hospital admission, including care for older children during hospital stay, hospital routine, what to take to the hospital, and planning for the trip home

Newborn needs and development, including infant crying, sleeping patterns, eating patterns, pediatric care, circumcision, routine newborn screening tests

Preparations for the basic care of the infant including bathing, layette, car seat,

Preparation of the family/household for the infant

Continuing medical care, including the importance of the postpartum visit

Future family planning service needs

Normal physical and emotional changes during pregnancy

Fetal growth and development

Normal discomforts during pregnancy, such as disrupted sleep patterns, weight gain, muscle cramps, constipation, heartburn, lower abdominal or back pain, tiredness

Examples of warning signs such as signs and symptoms of preterm labor, frequent headaches, blurred vision, painful urination, heavy discharge, absence of fetal activity

Level of activity, such as continuing work and/or education, sexual activity, exercise, and rest

Lifestyle habits, including car safety and avoidance of alcohol, caffeine, tobacco, illegal drugs and self -prescribed medications

Postpartum

Review of labor and delivery

Normal physical and emotional changes after the birth, including adjustments to the role of mother, postpartum depression, physical changes of the puerperium, and resumption of menstrual cycle,

Normal discomforts of the mother after the birth
Level of activity after giving birth, including postpartum sexual activity

Lifestyle habits, including avoidance of alcohol, caffeine, tobacco, illegal drugs, and self-prescribed medication

Future family planning information and services

Infant growth and development during the first three months of life

Basic care of the infant including feeding, bathing/diapering, safety, sleeping

Adjustment of the family/household to the new infant

Examples of warning signs for mother and infant which need medical attention

Need for continuing medical care for mother and infant including pediatric care, care of circumcision, prescribed medications-

                           CASE COORDINATION SERVICES

      IDENTIFIED AS                EXTENSIVE
      NEEDED                    PROVIDER/ADVOCATE
                                   ARRANGE FOR            QUALIFIED
                                   ADDITIONAL             PROVIDER
                                                           STAFF

                          Vigorous follow-up on missed
                                  appointments

                        Assure referral completions and
                            follow-ups and linkages

                                                                  QUALIFIED
ALL PATIENTS            Provide/arrange for home visit            PROVIDER
                                                                   STAFF

                 Case Coordinator/Coordination services ongoing Monitor/facilitate patient entry into and continuation with comprehensive maternity care
             Assist for presumptive eligibility/Medicaid eligibility
         Orientation content/process of comprehensive maternity services
                    Development of plan o care/review/update
                       Reinforce/support health teachings
       Home visit assessment/preventive health support postpartum contact
         Review/monitor/update patient record for required services and documentation
                 MSSD form completion/submit to DHSS evaluation

                                                                      APPENDIX 7

                            HEALTH EDUCATION SERVICES

IDENTIFIED AS
NEEDED                           Extensive Health
                                 Education needs       QUALIFIED PROVIDER
                                                       STAFF SPECIALIST
                                                       AND/OR REFERRAL

                      Instructional and Individual Guidance
                                  (Short Term)
                               For Decision Making

ALL PATIENTS

                                                                    QUALIFIED
                                                                    PROVIDER
                                                                    STAFF

                  Basic Assessments (including Risk Assessment)
                         Initial, Subsequent, Postpartum

                     Health Education Instruction/Curriculum

                       Plan for Specialist as or if needed

                              Childbirth Education

                                                                      APPENDIX 8

                               NUTRITION SERVICES

           IDENTIFIED                                  QUALIFIED PROVIDER
           AS NEEDED                                   STAFF SPECIALIST
                                                       AND/OR REFERRAL

                                    Extensive
                                   Nutritional
                                    Services

                       Specialized (Short Term) Nutrition
                            Assessment and Counseling

ALL PATIENTS

                                                                    QUALIFIED
                                                                    PROVIDER
                                                                    STAFF

 Basic Assessments (including Risk Assessment, Initial, Subsequent, Postpartum)

               Referral to WIC using Form HS-8 on Enrollment Day

                            Basic Nutrition Guidance

                         Plan for Specialist, if Needed

                                                                      APPENDIX 9

                          SOCIAL PSYCHOLOGICAL SERVICES

                                                       QUALIFIED PROVIDER
                                                       STAFF SPECIALIST
                                                       AND/OR REFERRAL

           IDENTIFIED             Extensive
           AS NEEDED        Social/Psychological
                                  Services

                            Specialized (Short Term)
                 Social/Psychological Assessment and Counseling

ALL PATIENTS

                                                                    QUALIFIED
                                                                    PROVIDER
                                                                    STAFF

 Basic Assessments (including Risk Assessment, Initial, Subsequent, Postpartum)

                       Basic Social/Psychological Guidance

                         Plan for Specialist, if needed

                                                                     APPENDIX 10

SAMPLE                                                                    SAMPLE

              MATERNITY CARE PATIENTS RIGHTS AND RESPONSIBILITIES(1)

RIGHTS:

         -        To be treated with dignity and respect.

         -        To maintain your privacy and confidentiality.

         - To receive explanations about any tests or clinical procedures and answers to any questions you have.

         -        To receive education and counseling.

         - To review the medical record with the medical care professional providing treatment

         -        To consent or refuse any care or treatment.

         - To participate in making any plans and decisions about your care during pregnancy, labor and delivery and the postpartum period.

RESPONSIBILITIES:

         - To be honest about your medical history and lifestyle which may affect you or your unborn baby's health.

         -        To ask questions whenever you do not understand.

         -        To follow health advice and instructions.

         -        To keep appointments and complete referrals.

         -        To report any changes in your health.

1 The Comprehensive Perinatal Services Program. California Department of Health Services, March, 1987

                                                                     APPENDIX 11

         SAMPLE

AGENCY______________________________________________________________
        POSTPARTUM HEALTH SUPPORT SERVICES/PREVENTIVE HEALTH CARE CONTACT

Date____________________________
Patient's name__________________  Problems in Hospital________________________
Baby's name_____________________  Problems in Hospital________________________
Birth Date______________________  Birth Weight________________________________
Discharge Date__________________  Discharge Weight____________________________
Length__________________________  Head Circumference__________________________
Gestation_______________________  Apgar Score_________________________________

How does your baby feed?       Breast [ ]   Bottle [ ]
How often?______________    Any problems?_____________________________________
How does your baby soothe or calm itself?_____________________________________
How has your baby changed since birth?________________________________________

Does your baby sleep a lot?___________________________________________________
Who is your baby's health care provider?______________________________________
When is (or was) the first appointment?_______________________________________
Were there any problems?______________________________________________________

Do you have any special questions/concerns about yourself, your baby, father of baby, siblings, or other household members?___________________________________

Mothers Goals/Needs (i.e. finance, Emotional, food, housing, clothing, etc.)__

Referral for identified needs, as appropriate.________________________________

Plan of Care_____________________ Completed____________Reviewed_______________

Nurse Signature/Case Coordinator________________________ Date_________________
Social Worker___________________________________________ Date_________________
Other___________________________________________________ Date_________________
Health Education/See Health Education Checksheet Signature_______________________________________________ Date_________________
Nutrition/See HealthStart/WIC Form
Signature_______________________________________________ Date_________________

6 Week Doctor Appointment        Date__________________Yes    [ ]    No    [ ]
Family Planning Appointment      Date__________________Yes    [ ]    No    [ ]
WIC Appointment                  Date__________________Yes    [ ]    No    [ ]

                                                                     APPENDIX 12

           New Jersey State Department of Health and Senior Services
                              HealthStart Program

                             RELEASE OF INFORMATION

I authorize __________________________________________(agency name) to release any medical and other information about me to the State Department of Health and Senior Services which is needed for the HealthStart program for evaluation under Statute PI1987 c.115 and NJAC 10:54 requiring the Department of Health and Senior Services to collect these data to perform the evaluation of the HealthStart program.

I know that the disclosure of my Social Security Number is voluntary and will be kept in strict confidentiality. It will be used only for purposes of evaluation and research by the Department.

Signed ___________________________________ Date _______________________________

                                                                     APPENDIX 13

               NEW JERSEY DEPARTMENT OF HEALTH AND SENIOR SERVICES

Name: ________________________________________________________________________

                   IN ACCORDANCE WITH CHAPTER 174. P.L. 1995:

I acknowledge that_____________________________________________has counseled and
provided me with:     (Name of-physician or other provider)

         A.       Information concerning how HIV is transmitted.

         B.       The benefits of voluntary testing.

         C.       The benefits of knowing if I have HIV virus or not.

         D. The treatments which are available to me and my unborn child should I test positive, and

         E. That I have a right to refuse the test and I will not be denied treatment.

I have consented to be tested for infection with HIV.     [ ]

I have decided not to be tested for infection with HIV.   [ ]

This record shall be retained as a permanent part of the patient's medical record.

Date _______________________             Signature _____________________________

                                         Witness _______________________________

B.4.3          RESERVED

[RESERVED]

[RESERVED]

[RESERVED]

B.4.4          RESERVED

B.4.5          Head Start Programs

                              HEAD START PROGRAMS

ATLANTIC/CAPE MAY
Atlantic Human Resources, Inc.
Carolyn H. Atherly, Director
One South New York Ave.
Atlantic City, NJ 08401
Phone 609-348-4166
Fax 609-449-1327

ATLANTIC/CUMBERLAND COUNTIES
Rural Opportunities, Inc.
Ramona Merlina, Director
510 East Landis Ave.
Vineland, NJ 08360-3101
Phone 609-696-180 x 31
Fax 609-696-4892

BERGEN COUNTY HEAD START
Vivian Fergy, Acting Director
C/O St. Cecilia High School
65 West Demarest Ave.
Englewood, NJ 07631
Phone 201-969-0200
Fax 201-968-0240

BURLINGTON
Burlington County Head Start
Carolyn E. Henderson, Director
718 South Route 130
Burlington, NJ 08016
Phone 609-261-2323
Fax 609-261-8520

CAMDEN
Giants House Parent Child Center
Gladys Adximah, Director
3201 Federal Street
Camden, NJ 08103
Phone 609-541-2846
Fax 609-541-5332

CAMDEN
Camden County CEO Head Start
Barbara Dempsey, Director
500 Pine Street
Camden, NJ 08103
Phone 609-964-2100 x 11
Fax 609-964-0428

CUMBERLAND/GLOUCESTER/SALEM
Tri-County Head Start
Cynthia Wythe-Mosley, Director
30 Giles Street
Bridgeton, NJ 08302-1816
Phone 609-453-0804
Fax 609-453-8016

EAST ORANGE CHILD DEVELOPMENT
Sarah Masaford, Executive Director
50 Washington Street
PO Box 890
East Orange, NJ 07019
Phone 973-676-1110
Fax 973-676-8026

ESSEX
Babyland Nursery, Inc.
Mary Smith, Director
755 South Orange Ave.
Newark, NJ 07108
Phone 973-399-3400
Fax 973-399-2076

ESSEX
Newark Preschool Council;
Audrey West, Executive Director
10 Park Place
Newark, NJ 07102
Phone 973-621-5980
Fax 973-621-6051

ESSEX
Montclair Child Development
Audrey Fletcher, Executive Director
272 Baldwin Street
Glen Ridge, NJ 07028
Phone 973-783-0220
Fax 973-680-0059

ESSEX
Leagury Head Start
Veronica Ray, Executive Director
1020 Broad Street
Newark, NJ 07102
Phone 973-643-8357
Fax 973-624-1268

ESSEX
Friendly Fuld Head Start
Kim Baldwin, Director
71 Boyd Street
Newark, NJ 07103
Phone 973-642-3143
Fax 973-623-2080

HUDSON
North Hudson Head Start
Lorraine C. Johnson, Director
533-535 41st Street
Union City, NJ 07087
Phone 201-617-0901
Fax 201-5 01-0272

HUDSON COUNTY
Jersey City Child Development
Esther Lee, Executive Director
93-103 Nelson Ave.
Jersey City, NJ 07037
Phone 201-656-1500
Fax 201-656-4468

HUDSON
HOPES Head Start
Ora Welch, Executive Director
301 Garden Street
Hoboken, NJ 07030
Phone 201-656-3711
Fax 201-656-8213

HUDSON COUNTY
Bayonne Head Start
Lauretta Allston, Director
20 West 8th Street
Bayonne, NJ 07002
Phone 201-437-7702
Fax 201-437-2810

MERCER COUNTY
Trenton Head Start
Jeri Smith, Executive Director
222 East State Street
Trenton, NJ 08618
Phone 609-392-2113
Fax 609-695-0359

MERCER COUNTY
Mercer County Head Start
Consuelo Me Damlet, Executive Director
2238 Hamilton Ave.
Trenton, NJ 08619
Phone 609-563-5894
Fax 609-588-5885

MIDDLESEX COUNTY
Middlesex County Head Start
Carol Kempner, Director
1215 Livingston Avenue
North Brunswick, NJ 08902
Phone 732-646-4600x222
Fax 732-646-3728

MONMOUTH COUNTY
ICCC Head Start
Angeline Harris, Executive Director
36 Ridge Road
Neptune, NJ 07753
Phone 732-988-7736
Fax 732-988-4511

MORRIS COUNTY
Morris County Head Start
Ellenn Jambonis, Executive Director
18 Thompson Ave.
Dover, NJ 07801
Phone 973-328-3882
Fax 973-328-3386

OCEAN COUNTY
Ocean County Head Start

Barbara Brown, Director
40 Washington Street
Toms River, NJ 08754
Phone 732-244-6333
Fax 732-349-4227

OCEAN COUNTY
LEAP, Inc.
Orest Nadrags, Executive Director
30 Eighth Street
Lakewood, NJ 08701
Phone 973-364-4333
Fax 973-364-4236

PASSAIC COUNTY
Center For Family Resources
Sharon Weln, Executive Director
12 Morris Road
Ringwood, NJ 07456
Phone 973-962-8055
Fax 973-962-1129

PASSAIC COUNTY
Passaic City Head Start
Passaic Mala, Director
68-72 Third Street, 2nd Floor
Passaic City, NJ 07055
Phone 973-365-5780
Fax 973-458-9380

PASSAIC COUNTY
Concerned Parents for Head Start
Cecile Dickey, Executive Director
90 Martin Street
Paterson, NJ 07302
Phone 973-345-9555
Fax 973-345-6719

UNION COUNTY
Second Street Youth Center
Yvonne Thomas, Executive Director
933 South Second
Plainfield, NJ 07063
Phone 973-361-0161
Fax 973-756-6570

SOMERSET COUNTY
Somerset County Child Development
Gloria Strickland, Executive Director
429 Lewis Street PO Box 119
Somerset, NJ 08893
Phone 732-945-5886
Fax 732-846-7569

UNION COUNTY
Twp. Of Union Public Schools Head Start
Jean Denrew, Director
C/O Hamilton School
1231 Burnet Ave.
Union, NJ 07083
Phone 973-851-8563
Fax 973-851-6784

UNION COUNTY
Union Twp. CAO Head Start
Jennifer Alford, Director
333 North Broad
Elizabeth, NJ 07201
Phone 973-629-9199
Fax 973-629-5190

WARREN/SUSSEX/HUNTERDON
NORWESCAP Head Start
Linda Kane, Director
481 Memorial Pkwy, Parkview Building
Phillipsburg, NJ 08865
Phone 973-654-3830
Fax 973-454-0362

B.4.6    SCHOOL-BASED YOUTH SERVICES PROGRAM

                 NEW JERSEY SCHOOL BASED YOUTH SERVICES PROGRAM

GOAL: The School based Youth Services Program (SBYSP), developed by the New Jersey Department of Human Services, provides adolescents and children, especially those with problems, with the opportunity to complete their education, to obtain skills that lead to employment or additional education, and to lead a mentally and physically healthy life.

SERVICES:           The SBYSP links the education and human services health and employment systems.

                    The SBYSP meets local needs, the Department of Human Services imposes no single statewide model. However, all SBYSP projects must provide mental health and family counseling, health and employment services. All services must be provided at one site.

                    SBYSP sites primarily serve adolescents between ages 13-19, many of whom are at risk of dropping out of school, becoming pregnant, using drugs, developing mental illness, or being unemployed. SBYSP sites also serve those most at risk of being dependent for long periods on state assistance programs.

                    Each site offers a comprehensive range of services, including:

                    -   crisis intervention;

                    -   individual and family counseling;

                    -   primary and preventive health services;

                    -   drug and alcohol abuse counseling;

                    -   employment counseling, training and placement;

                    -   summer and part-time job development;

                    -   referrals to health and social services; and

                    -   recreation.

                    Some sites offer day care, teen parenting, training, special vocational programs, family planning, transportation and hot lines.

                    Parental consent is required for all SBYSP services.

                    SBYSP augments and coordinates services for teenagers; it does not supplant or duplicate currently existing services.

SITES: SBYSP operates in 30 urban, rural and suburban school districts, with at least one site per county. The program provides teenagers with a comprehensive set of services on a "one-stop shopping" basis. In 1990 the program was expanded to elementary and middle schools in one urban and one rural community.

                                PROGRAM DIRECTORS

                       SCHOOL BASED YOUTH SERVICES PROGRAM

ATLANTIC

Dan Carter                            Atlantic City Teen Services Center
                                      Atlantic City High School
(609) 345-8336                        1400 Albany Ave.
FAX (609) 345-8373                    Atlantic City, NJ 08401

Trish Helms                           Pleasantville School Based Program
(609) 383-6900 X-240                  701 Mill Rd.
or (609) 407-4929                     Pleasantville, NJ 08232
FAX (609) 383-6952

BERGEN

Dominic Polifrone                     Hackensack High School
(201)646-0722                         First and Beech Streets
FAX (201) 646-1558                    Hackensack, NJ 07601
Hackmc@idt.net

BURLINGTON

Shaun Stem                            Pemberton School Based Program
                                      P.O. Box 246
(609) 894-0170                        Pemberton High School
FAX (609) 894-0153                    Ameys Mount Rd.
                                      Pemberton, NJ 08068

CAMDEN

Sharon Shields                        Camden High Vocational Annex
Office (856) 541-0253                 Park & Baird Boulevards
FAX (856) 541-198:                    Camden, NJ 08103
Camden H.S. Site (856) 614-7680
FAX (856) 966-5282
Woodrow Wilson Site (856) 966-4282
East Camden Middle

CAPE MAY

Caren Maene                           Cape Counseling Service, Inc.
                                      ATTN: SBYSP
(609) 884-8641                        128 Crest Haven Road

FAX (609) 884-4840                    Cape May Court House, NJ 08210

CUMBERLAND

Robert Gondolf                        CHCI SBYSP Teen Center
(856)451-4440                         Bridgeton High School
                                      111 N. West Ave.
                                      Bridgeton, NJ 08302
FAX (856) 451-5815

ESSEX

Mary Ellen Mess                       Teen Powerhouse
MEM's Office (973) 972-6353           91 West Market Street
Site (973) 622-1100X4080/1            Newark, NJ 07103
FAX (973) 623-2010 (School)
        ***972-6378 (Office)

Beverly Canady, Site Manager          Irvington School Based Program
(973)399-7797                         c/o Irvington High School
FAX (973) 372-6545                    1253 Clinton Avenue
                                      Irvington, NJ 07111

Catherine DeLellis                    14 Park Ave.
(973) 228-3000                        Caldwell, NJ 07006
FAX (973) 228-2742

GLOUCESTER

Frankie Lamborne                      Gloucester Co. Institute of Technology
(856) 468-1445                        P.O. Box 800
Ext. 2151                             1360 Tanyard Road
Flamborne@gcit.og                     Sewell, NJ 08080
FAX (856) 468-0522

Wayne Copeland                        Clayton Place
                                      457 North Delsea Drive
(856) 863-9090                        P.O. Box 85
FAX (856) 863-8326                    Clayton, NJ 08312

HUDSON

Richard Quagliariello                 Union City Board of Education
Program Director                      3912 Bergen Turnpike
                                      Union City, NJ 07087
(201)392-3646
FAX (201) 348-1810

Nivia Rojas                           Emerson High School
Human Services Coordinator            318 18th Street
(201)392-3621                         Union City, NJ 07087
FAX (201)348-1283
Nrojas@union-city.klz.nj.us

Agnes Gillespie                       Bayonne School Based Program
                                      Bayonne Board of Education
(201) 858-7885                        Student Center, Room 124
FAX (201)436-3931                     Avenue A & 29th St.
                                      Bayonne, NJ:07002

HUNTERDON

Gary Piscitelli                       Hunterdon Medical Center-HBH
(908) 788-6401                        2100 Wescott Drive
FAX (908) 788-6584                    Flemington, NJ 08822
David Eichlin, Coordinator

MERCER

Pam Lackey                            Trenton School Based Program
                                      Trenton Central High School
(609) 989-2964                        400 Chambers St., Portable Unit
FAX (609) 989-2499                    Trenton, NJ 08609

MIDDLESEX

Gail Reynolds                         New Brunswick High School
(732) 745-5306                        School Based Program
                                      1125 Livingston Avenue
FAX (732) 418-4329                    New Brunswick, NJ 08901

Marilyn Green                         Roosevelt School
                                      83 Livingston Ave.
(732) 235-8438                        New Brunswick, NJ 08901
FAX (732) 418-4310

Leslie Hodes                          South Brunswick High School Based Youth
                                      Services Program
                                      South Brunswick High SBYSP
(732) 329-4044 X-3224                 750 Ridge Rd., P.O. Box 183
FAX (732) 274-1237                    Monmouth Junction, NJ 08852
Hodes@umdnj.edu

MONMOUTH

Pamela Zern-Coviello                  Long Branch High School
(732) 728-9533                        391 Westwood Avenue
FAX (732) 728-9670                    Long Branch, NJ 07740

MORRIS

Linda Seeley                          Dover High School
(973) 989-0540 (Site)                 100 Grace Street
(973) 989-0045                        Dover, NJ 07801
FAX (973) 442-1779

OCEAN

Dominick Riggi                        Preferred Children's Services
(732) 363-7272                        CN 2036
FAX (732) 905-5644                    Lakewood, NJ 08701

Ginny Galaro                          Pinelands Regional High School
                                      Nugentown Road
(609) 296-3106 Ext. 283               P.O. Box 248
FAX (609) 294-9519                    Tuckerton, NJ 08087-0248

PASSAIC

Paula Howe                            School Based Youth Services Program
(973) 881-3333                        Kennedy High School
(97:) 881-3350/52                     62-127 Preakness Ave.
FAX (973) 881-9532                    Paterson, NJ 07522
Or (973) 720-9553

Susan Proietti                        Passaic School Based Program
(973) 470-5595                        185 Paulison Ave.
(973) 473-2408                        Passaic, NJ 07055
FAX (973) 473-6883

SALEM

Joan Hoolahan                         Salem County School Based Youth Services
                                      Program
                                      Salem County Vocational-Technical Schools
(856)935-7365                         166 Salem-Woodstown Road
FAX (856) 935-5027                    Salem, NJ 08079

SOMERSET

Pam Brink                             Somerset County Vocational - Technical
                                      High School
                                      P.O. Box 6350
(908) 526-8900 Ext. 7286              North Bridge St. & Vogt Drive
FAX (908) 526-9212                    Bridgewater, NJ 08807
Pbrink(2)scette.comorg

SUSSEX

Sharon Hosking                        Sussex County Vocational-Technical School
(973) 383-6700 X-329                  105 North Church Road
(973) 579-7725                        Sparta, NJ 07871
FAX (973) 579-7493

UNION

Stacy Greene                          Elizabeth SBYSP YES Program
                                      Social Service Department
(908) 527-5387                        St. Elizabeth Hospital
FAX (908) 527-5184                    225 Williamson Street
                                      Elizabeth, NJ 07207

Louise Yohalem                        Plainfield School Based Youth Services
(908)753-3192                         Program
FAX (908) 226-2551                    925 Arlington Ave.
Lvohalem@plainfield.klz.nj            Plainfield, NJ 07060


WARREN

Sue Pappas                            Phillipsburg SBYSP
(908)213-2596                         Board of Education
(908) 859-2127                        575 Elder Ave.
FAX (908) 213-2062                    Phillipsburg, NJ 08865
spappas@server.pburg.k12.nj.us

****************

Sallie Gorohoff
Coordinator of the Children and Family Initiative
  in Atlantic City
Shore View Building
101 S. Shore Road
Northfield, NJ 08225
(609) 645-7700, Ext. 4332
FAX (609) 645-5809

Essex

Rose Smith
SBYSP
Children's Hospital of NJ
201 Lyons Ave., H-l
Newark, NJ 07112
(973) 926-4805
FAX (973) 923-3908

Monmouth

Therese T. Hendrickson
School Based Health & Social Service Clinic
Keansburg School District
140 Port Monmouth Rd.
Keansburg, NJ 07734
(732) 787-7575

Hudson

Marilyn Cintron
Horizon Health Center
Program Administrator for School Based Clinics
714 Bergen Ave.
Jersey City, NJ 07306
Mc@horizonhealth.org
(201) 451-6300 Ext. 121
FAX (201) 451-0619

Kelly Gleason
District Service Broker
Division of Community & Support Services
Jersey City Public Schools
346 Clarement Ave., 6th floor
Jersey City, NJ 07305
(201)413-5762

------------------------------------------------------------------------------------------------------------------------------------
             SITE                              SERVICES RENDERED                                        STAFFING
                                                                                                  (with degrees noted)
------------------------------------------------------------------------------------------------------------------------------------
Bridgeton SBYSP                 Comprehensive adolescent health care, including       2 Registered Nurses (full time) who are
                                - Physicals (school, work, sports)                    shared by high school, middle school and
MAJOR HEALTH PROVIDER           - HIV, STD, pregnancy screenings and treatment        elementary School
                                - Emergency care and referrals
Community Health, Center,       - Well and sick care for infants and toddlers in      2 Nurse Practitioners-one full time at
Inc.(FQHC)                        child care centers                                  Bridgeton High School, one at the middle
                                - Chronic Illness oversight                           school
                                - Immunizations
                                - EPSDTs                                              One MD (medical doctor) part time (4
                                - Connect children and families to NJ FamilyCare      hours/week plus phone supervision and
                                                                                      referrals as needed)
------------------------------------------------------------------------------------------------------------------------------------
Atlantic City High SBYSP        Comprehensive Adolescent Health                       1 Registered Nurse (full time)
                                - Physical exams
MAJOR HEALTH PROVIDER           - Immunizations                                       1 MD (Pediatrician) part time for 6
                                - Primary and preventive health services              hours/week
AtlantiCare                     - Emergency care/referrals
                                - Health Education
                                - Substance Abuse
                                - Connect children and families to NJ FamilyCare
------------------------------------------------------------------------------------------------------------------------------------
Elizabeth High SBYSP            Comprehensive Adolescent Health                       1 Doctor (MD) (at hospital clinic) part time
                                Services focused on maturational issues:              for 4 hours/week on site and referrals as
MAJOR HEALTH PROVIDER           - Pregnancy screens, counseling, prenatal care,       needed
                                  nutrition education, pregnancy prevention
St. Elizabeth Hospital through    education with special attention to immigrant       1 BSN Registered Nurse full time
SBYSP funding                     youth;
                                - Emergency care and referrals                        1 BSN Registered Nurse part time
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             SITE                              SERVICES RENDERED                                        STAFFING
                                                                                                  (with degrees noted)
------------------------------------------------------------------------------------------------------------------------------------
                                - Referrals & follow up for chronic illness, using
                                  hospital services & previous prescriptions by
                                  doctors in other countries;
                                - Some sports and school re-admission physicals
                                - Teen Only clinic at hospital (one day/week)
                                Note: Hospital is across the street from the high
                                school
                                - Connect children and families to NJ FamilyCare
------------------------------------------------------------------------------------------------------------------------------------
Long Branch High SBYSP          Primary health care (12-13 protocols)-asthma          1 NP MSN (Nurse Practitioner with Masters
                                support group, diabetes support group, health         Degree) full time
MAJOR HEALTH PROVIDER           education, pregnancy testing and family planning
                                information, community health referrals, nutrition    1 RN (Registered Nurse) part time-16
SBYSP                           counseling, teen parenting support and pregnant teen  hours/week counseling.
Lead Agency (Board of Ed) and                                                         1 MD (Pediatrician) part time-6 hours/week
SBYSP Director higher           Connect children and families to NJ FamilyCare.
personnel
------------------------------------------------------------------------------------------------------------------------------------
Camden SBYSP                    Comprehensive Adolescent Health Care, including:      1 NP (Nurse Practitioner) full time at Camden
                                - Physicals (jobs, sports)                            High School
MAJOR HEALTH PROVIDER           - Tests (e.g. anemia, sickle cell, HBP, STDs,
                                  pregnancy)                                          1 RN (Registered Nurse) full time
CamCare through $60,000         - Follow up on chronic problems (e.g. diabetes,
subcontract-SBYSP funds           anemia, asthma, allergies, eating disorders)        1 MD (Medical Doctor) part time (4
                                - Substance abuse counseling, family therapy,         hours/week) at Camden H.S., Referrals as
                                  referrals                                           needed
                                - Psychotic symptoms referred to mental health
                                  clinicians                                          1 NP (Nurse Practitioner) part time (20
                                - Sexuality: counsel, education, some treatment       hours/week) at Woodrow Wilson High School
                                  (e.g. STDs), prenatal care
                                - Emergency care and referrals
                                                                                      1 NP part time (10 hours/week) at East
                                                                                      Camden Middle School

--------------------------------------------------------------------------------------------------------------------------------
             SITE                              SERVICES RENDERED                                    STAFFING
                                                                                              (with degrees noted)
--------------------------------------------------------------------------------------------------------------------------------
                                - Immunization referrals
                                - Well and sick care for infants in child care
                                  centers
--------------------------------------------------------------------------------------------------------------------------------
Plainfield SBYSP                Comprehensive adolescent health care, including   1 Pediatrician (MD) full time
                                - Physicals (school, work, sports)
MAJOR HEALTH PROVIDER           - HIV, STD, pregnancy screenings and treatment    1 RNNP (Registered Nurse Practitioner) full time
                                - Emergency care ad referrals
The Cardinal Health Center, a   - Well and sick care for infants and toddlers in
satellite of Plainfield Health    child care centers
Center (FQHC)                   - Chronic illness oversight
                                - Immunizations
                                - EPSDTs
                                - Connect children and families to NJ FamilyCare


B.4.7 LOCAL HEALTH DEPARTMENTS

                     LOCAL HEALTH DEPARTMENTS IN NEW JERSEY
                                  JANUARY 1999

ATLANTIC COUNTY

Atlantic City Health Department
Ronald L. Cash, M.P.P., M.P.A.
Director, Division of Health
City Hall
1301 Bacharach Blvd.
Atlantic City, New Jersey 08401-6903
(609) 347-5663 Fax #(609) 347-5662

ATLANTIC CITY

Atlantic County Health Department
Tracye M. McArdle, M.P.H.
Health Officer
Department of Health
201 South Shore Road
Northfield, New Jersey 08225-2370
(609)645-5935 Fax #(609) 645-5931
E-mail address: mcardle_tracye@aclink.org
Website: http://commlink.atlantic.county.lib.nj.us

ABSECON                          FOLSOM                         NORTHFIELD
BRIGANTINE                       GALLOWAY                       PLEASANTVILLE
BUENA                            HAMILTON                       PORT REPUBLIC
BUENA VISTA                      HAMMONTON                      SOMERS POINT
CORBIN                           LINWOOD                        VENTNOR
EGG HARBOR CITY                  LONGPORT                       WEYMOUTH
EGG HARBOR TWP                   MARGATE
ESTELLE MANOR                    MULLICA

BERGEN COUNTY

Bergen County Department of Health Services
Mark Guarino, M.P.H.
Director
327 Ridgewood Avenue
Paramus, New Jersey 07652-4895
(201)599-6100 Fax #(201) 986-1068
E-mail address: bchealth@carroll.com
                bclincs@carroll.com
Website: http://www.bergen.org/bergen/countygov/healthserv.hti

ALLENDALE                        LITTLE FERRY                  RIDGEWOOD
ALPINE                           LODI                          ROCHELLE PARK
CLIFFSIDE PARK                   LYNDHURST                     RUTHERFORD
EAST RUTHERFORD                  MAYWOOD                       SADDLE BROOK
EDGEWATER                        NORTH ARLINGTON               TETERBORO
FAIRVIEW                         NORWOOD                       WESTWOOD
FRANKLIN LAKES                   OAKLAND                       WOODCLIFF LAKE
GLEN ROCK                        ORADELL                       WOOD-RIDGE
HAWORTH                          PARK RIDGE
HO-HO-KUS

Bergenfield Health Department
David Volpe, M.A., B.S.
Health Officer
Borough Hall
198 N. Washington Ave.
Bergenfield, New Jersey 07621-1395
(201)387-4060 Fax #(201) 385-7386
E-mail address: dvolpel@juno.com

BERGENFIELD

Closter Health Department
Louis S. Apa
Health Officer
Municipal Building
295 Closter Dock Road
Closter, New Jersey 07624-2697
(201) 784-0752 Fax #(201) 784-9721

CLOSTER
ROCKLEIGH

DuRidge Regional Health Commission
Guy Stark, B.S., M.A., Ph.D.
Health Officer
50 Washington Avenue
Dumont, New Jersey 07628-3694
(201) 387-5028 Fax #(201) 387-5065

DUMONT                             RIDGEFIELD
GARFIELD                           RIDGEFIELD PARK TWP.
MOONACHIE                          SADDLE RIVER

Elmwood Park Department of Health
Deborah Ricci, M.P.A.
Health Officer
Municipal Building
182 Market Street
Elmwood Park, New Jersey 07407-1497
(201)796-1072 Fax #(201) 796-0292
E-mail address: 72054.705@compuserve.com

ELMWOOD PARK
HASBROUCK HEIGHTS

Englewood Health Department
Violet P. Cherry, A.C.S.W., M.P.H., C.H.E.S.
Health Officer
73 South Van Brunt Street
Englewood, New Jersey 07631-3485
(201)568-3450 Fax #(201) 568-5738

ENGLEWOOD

Fair Lawn Health Department
Denise A. DePalma-Farr, M.A., C.H.E.S.
Health Officer
8-01 Fairlawn Avenue, P.O. Box 376
Fair Lawn, New Jersey 07410-1800
(201) 794-5327 Fax #(201) 475-2975
E-mail address: ddepalma@superlink.net

FAIR LAWN

Fort Lee Health Department
Stephen S. Wielkocz, M.A.
Health Officer
Memorial Health Building
309 Main Street
Fort Lee, New Jersey 07024-4799
(201)592-3590 Fax #(201) 585-1901
E-mail address: flhealth@superlink.net

FORT LEE
Hackensack Health Department
John G. Christ, M.P.A.
Health Officer
215 State Street
Hackensack, New Jersey 07601-5582
(201)646-3966 Fax #(201) 646-3989

HACKENSACK

Mid-Bergen Regional Health Commission

Carol Wagner, M.S.
Director
705 Kinderkamack Road
River Edge, New Jersey 07661-2499
(201)599-6290 Fax #(201) 599-0997

BOGOTA
CARLSTADT
ENGLEWOOD CLIFFS
LEONIA
NEW MILFORD
RAMSEY
RIVER EDGE
SOUTH HACKENSACK TWP
TENAFLY
WALLINGTON

N.W. Bergen Regional Health Commission
Rod W. Preiss
Health Officer
22 West Prospect Street
Waldwick, New Jersey 07463-1739
(201)445-7217 Fax #(201) 445-7219

HILLSDALE
MIDLAND PARK
MONTVALE
NORTHVALE
OLD TAPPAN
UPPER SADDLE RIVER
WALDWICK

Palisades Park Health Department
Jad Mihalinec, M.A.
Health Officer
Municipal Building
275 Broad Avenue
Palisades Park, New Jersey 07650-1578
(201)585-4106 Fax #(201) 585-4107

PALISADES PARK

Paramus Board of Health
John Hopper
Health Officer
Borough Hall, Jockish Square
Paramus, New Jersey 07652-2771
(201) 265-2100 Fax #(201) 225-9014

PARAMUS
MAHWAH

Teaneck Department of Health & Human Services
Wayne A. Fisher, M.A.
Health Officer
Municipal Building
818 Teaneck Road
Teaneck, New Jersey 07666-9998
(201)837-4824 Fax #(201) 837-1222

TEANECK

Township of Washington Local Health Agency
Daniel G. Levy, M.P.A.
Health Officer
350 Hudson Avenue
Twp. of Washington, New Jersey 07675-4798
(201) 666-8512 Fax #(201) 664-8281

CRESSKILL
DEMAREST
EMERSON
HARRINGTON PARK
RIVER VALE
WASHINGTON

BURLINGTON COUNTY

Burlington County Health Department
Walter Trommelen, M.P.H.
Public Health Coordinator
Raphael Meadow Health Center
15 Pioneer Blvd., P.O. Box 6000
Westampton, New Jersey 08060-1384
(609) 265-5548 Fax #(609) 265-5541
E-mail address: bchd@msn.com

BASS RIVER TWP                FLORENCE               PEMBERTON
BEVERLY                       HAINESPORT             PEMBERTON TWP
BORDENTOWN                    LUMBERTON              RIVERSIDE
BORDENTOWN TWP                MANSFIELD              RIVERTON
BURLINGTON                    MAPLE SHADE            SHAMONG
BURLINGTON TWP                MEDFORD LK             SOUTHHAMPTON
CHESTERFIELD TWP              MEDFORD TWP            SPRINGFIELD
CINNAMINSON TWP               MORRESTOWN             TABERNACLE
DELANCO TWP                   MT HOLLY               WASHINGTON TWP
DELRAN TWP                    MT LAUREL              WESTHAMPTON
EASTHAMPTON                   NEW HANOVER            WILLINGBORO
EDGEWATER PK                  NORTH HANOVER          WOODLAND
EVESHAM TWP                   PALMYRA                WRIGHTSTOWN
FIELDSBORO

CAMDEN COUNTY

Camden County Division of Health
Jung H. Cho, V.M.D., Dr.P.H.
Health Officer
Jefferson House, Lakeland Road
P.O. Box 9
Blackwood, New Jersey 08012-0009
(609) 374-6037 Fax #(609) 374-6034
E-mail address: ccho@co.camden.nj.us

AUDUBON                 GIBBSBORO               MT EPHRAIM
AUDUBON PARK            GLOUCESTER CITY         OAKLYN
BARRINGTON              GLOUCESTER TWP          PENNSAUKEN
BELLMAWR                HADDON HEIGHTS          PINE HILL
BERLIN BORO             HADDON TWP              PINE VALLEY
BERLIN TWP              HADDONFIELD             RUNNEMEDE
BROOKLAWN               HI-NELLA                SOMERDALE
CAMDEN                  LAUREL SPRINGS          STRATFORD
CHERRY HILL             LAWNSIDE                TAVISTOCK
CHESILHURST             LINDENWOLD              VOORHEES TWP
CLEMENTON               MAGNOLIA                WATERFORD TWP
COLLINGSWOOD            MERCHANTVILLE           WINSLOW TWP
                                                WOODLYNNE

CAPE MAY COUNTY

Cape May County Health Department
Louis Lamanna, M.A., H.O.
Public Health Coordinator
4 Moore Road, DN 601
Cape May Court House, New Jersey 08210-1601
(609) 465-1187 Fax # (609)465-3933
E-mail address:      lamann@co.cape-may.nj.us

AVALON                  SEA ISLE
CAPE MAY                STONE HARBOR
CAPE MAY POINT          UPPER TWP
DENNIS TWP              WEST CAPE MAY
LOWER TWP               WEST WILDWOOD
MIDDLE TWP              WILDWOOD
NORTH WILDWOOD          WILDWOOD CREST
OCEAN CITY              WOODBINE

CUMBERLAND COUNTY

Cumberland County Health Department

Manuel Ostroff, M.A.                            (Louis Cresci, HO, Vineland HD
Public Health Coordinator                       is providing health officer
790 East Commerce Street                        coverage during Mr. Ostroff's
Bridgeton, New Jersey 08302-2293                illness)
(609)453-2150 Fax # (609) 453-0338
E-mail address: healthbd@cumberland.county.lib.nj.us

BRIDGETON                        GREENWICH                   SHILOH
COMMERCIAL TWP                   HOPEWELL                    STOW CREEK
DEERFIELD                        LAWRENCE                    UPPER DEERFIELD
DOWNE TWP                        MAURICE RIVER
FAIRFIELD                        MILLVILLE

City of Vineland Department of Health
Louis F. Cresci, Jr., B.A.
Health Officer
City Hall
640 E. Wood Street
P.O.Box 1508
Vineland, New Jersey 08360-0978
(609)794-4131 Fax # (609) 794-1159

VINELAND

ESSEX COUNTY

Roseland - see East Hanover Board of Health (MORRIS CO.)
South Orange - see Little Falls Health Dept. (PASSAIC CO.)

Belleville Health Department
Thomas Longo
Health Officer
50 Newark Avenue, Suite 207
Belleville, New Jersey 07109-3252
(973) 450-3389 Fax #(973) 450-4550

BELLEVILLE

Bloomfield Department of Health
Richard B. Proctor, M.S.MGT
Director of Health
1 Municipal Plaza
Bloomfield, New Jersey 07003-3488
(973) 680-4024 Fax #(973) 680-0134

BLOOMFIELD                         GLEN RIDGE
CALDWELL                           NORTH CALDWELL
East Orange Health Department
VACANT
Health Officer

City Hall
143 New Street
East Orange, New Jersey 07017-4918
(973) 266-5480 Fax #(973) 266-5402

EAST ORANGE

Essex County Department of Health
Michael Festa, Ph.D.
Health Officer
120 Fairview Avenue
Cedar Grove, NJ 07009
(973)228-8152 Fax # (973) 403-1754

Irvington Department of Health & Welfare
Sandra M. Harris, M.S.
Health Officer
Civic Square, Municipal Building
Irvington, New Jersey 07111-2497
(973)399-6645 Fax # (973) 371-1489

IRVINGTON

Livingston Health Department
Louis E. Anello, M.E.S.
Director of Health
357 South Livingston Avenue
Livingston, New Jersey 07039-3994
(973) 535-7961 Fax # (973) 535-3234

LIVINGSTON

Maplewood Health Department
Robert D. Roe, M.P.A.
Health Officer
574 Valley Street
Maplewood, New Jersey 07040-2691
(973)762-8120 Fax # (973) 762-1934

MAPLEWOOD

Millburn Township Health Department
William R. Faitoute
Health Officer
Town Hall
375 Millburn Ave.
Millburn, New Jersey 07041-1379
(973) 564-7087 Fax # (973) 564-7468

MILLBURN

Montclair Health Department
Thomas A. Restaino
Director of Health & Human Services
205 Claremont Avenue
Montclair, New Jersey 07042-3401
(973) 509-4967 Fax # (973) 509-1479

CEDAR GROVE
MONTCLAIR
NUTLEY
VERONA
WAYNE (PASSAIC CO.)

Newark Department of Health
Marsha McGowan, M.P.H., M.A.
Health Officer
110 William Street
Newark, New Jersey 07102-1316
(973) 733-7592 Fax # (973) 733-5614

NEWARK

West Caldwell Health Department
Peter N. Tabbot, M.P.H.Health Officer
Boro Hall
30 Clinton Road
West Caldwell, New Jersey 07006-6774
(973) 226-2303 Fax # (973) 226-2396
E-mail address: PTabbot@aol.com.

FAIRFIELDWEST
CALDWELL
West Orange Health Department
Joseph A. Fonzino, M.S.Health Officer
Municipal Building
66 Main Street
West Orange, New Jersey 07052-5404
(973) 325-4124 Fax # (973) 325-4005

ESSEX FELLS
ORANGE
WEST ORANGE

GLOUCESTER COUNTY

Gloucester County Department of Health
Donald Benedik
Health Officer
160 Fries Mill Road
turnersville, New Jersey 08012
(609)262-4101 Fax # 609-629-0469

CLAYTON                          LOGAN                         SWEDESBORO
DEPTFORD                         MANTUA                        WASHINGTON
EAST GREENWICH                   MONROE                        WENONAH
ELK                              NATIONAL PARK                 WEST DEPTFORD
FRANKLIN                         NEWFIELD                      WESTVILLE
GLASSBOR                         PAULSBORO                     WOODBURY
GREENWICH                        PITMAN                        WOODBURY HEIGHTS
HARRISON                         SOUTH HARRISON                WOOLWICH

HUDSON COUNTY

Bayonne Department of Health
Brigid Breivogel, R.N., M.S.
Health Officer
Municipal Building
630 Avenue C
Bayonne, New Jersey 07002-3878
(201)858-6112 Fax #(201) 858-6111

BAYONNE

Harrison Board of Health
Karen Comer, M.S., C.H.E.S.
Health Officer
318 Harrison Ave.
Harrison, New Jersey 07029-1752
(973) 268-2441 Fax # (973) 482-2924

HARRISON

Hoboken Health Department
Frank S. Sasso, M.S., M.S.W.
Health Officer
124 Grand Street
Hoboken, New Jersey 07030-4297
(201)420-2365 Fax # (201) 420-7862

HOBOKEN

Jersey City Division of Health
Joseph Castagna, M.S.
Health Officer
586 Newark Avenue
Jersey City, New Jersey 07306-2302
(201) 547-5545 Fax # (201) 547-4848

JERSEY CITY

Kearny Department of Health
John P. Sarnas, M.A.

Health Officer
645 Kearny Avenue
Kearny, New Jersey 07032-2998
(201)997-0600 Fax # (201) 997-9703

EAST NEWARK       KEARNY
HUDSON CO. DIV. OF ENVIRONMENTAL HEALTH

North Bergen Health Department
Richard J. Censullo, M.P.H.
Health Officer
1116 43rd Street
North Bergen, New Jersey 07047
(201)392-2084 Fax# (201) 392-2153

NORTH BERGEN
UNION CITY
Secaucus Health Department
VACANT
Health Officer
20 Centre Avenue
Secaucus, New Jersey 07094
(201)330-2032 Fax # (201) 330-8352

SECAUCUS
West New York Health Department
Vincent A. Rivelli, M.S.
Health Officer
428 - 60th Street, Room 31
West New York, New Jersey 07093
(201)295-5070 Fax # (201) 869-1715

GUTTENBERG
WEEHAWKEN
WEST NEW YORK

HUNTERDON COUNTY

Hunterdon County Department of Health
John Beckley, M.P.H.
Health Officer
County Administration Bldg.
71 Main Street
Flemington, New Jersey 08822-1396
(908)788-1351 Fax #(908) 782-7510
E-mail address: jbeckley@co.hunterdon.nj.us

ALEXANDRIA TWP.                   FRANKLIN TWP.                 LEBANON TWP.
BETHLEHEM TWP.                    FRENCHTOWN                    MILFORD
BLOOMSBURY                        GLEN GARDNER                  RARITAN TWP.
CALIFON                           HAMPTON                       READINGTON TWP.

CLINTON TOWN                     HIGH BRIDGE                    STOCKTON
CLINTON TWP.                     HOLLAND                        TEWKSBURY
DELAWARE TWP.                    KINGWOOD TWP.                  UNION TWP.
EAST AMWELL TWP.                 LAMBERTVILLE                   WEST AMWELL TWP.
FLEMINGTON                       LEBANON

MERCER COUNTY

East Windsor Township Health Department
Patricia A. Hart, R.S., M.P.H.
Health Officer
Municipal Building
16 Lanning Boulevard
East Windsor, New Jersey 08520-1999
(609) 443-4000 Fax # (609) 443-8303

EAST WINDSOR TWP
HIGHTSTOWN BORO

Ewing Township Health Department
Albert Leff, B.S.
Health Officer
Municipal Building
2 Municipal Drive
Ewing, New Jersey 08628-1544
(609) 883-2900 ext. 7691 Fax # (609) 883-0215

EWING TWP

Hamilton Township Division of Health
Jeffrey J. Plunkett, B.A., M.Ed.
Health Officer
2100 Greenwood Avenue
P.O. Box 00150
Hamilton, New Jersey 08650-1050
(609) 890-3820 Fax # (609) 890-6093

HAMILTON TWP

Hopewell Township Health Department
Gary A. Guarino
Health Officer
201 Washington Crossing-Pennington Road
Titusville, New Jersey 08560-1410
(609) 737-0120 Fax # (609) 737-1022

HOPEWELL BORO
HOPEWELL TWP.
PENNINGTON BORO

Princeton Regional Health Commission
William J. Hinshillwood, M.A.
Health Officer
Borough Hall
1 Monument Drive, P.O. Box 390
Princeton, New Jersey 08540-0390
(609)497-7608 Fax # (609) 924-9714
E-mail address: bhinshill@aol.com

PRINCETON BORO
PRINCETON TWP

Lawrence Township Health Department
Carol Chamberlain
Health Officer
P.O. Box 6006
2207 Lawrenceville Road
Lawrenceville, New Jersey 08648-3198
(609)844-7089 Fax # (609) 896-0412

LAWRENCE TWP

City of Trenton Department of Health & Human Services, Division of Health Richard D. Salter, M.A.
Health Officer
City of Trenton
222 East State Street
Trenton, New Jersey 08608-1866
(609) 989-3244 Fax # (609) 989-3590

TRENTON

West Windsor Township Health Department
Robert Hary, M.A. M.B.A.
Health Officer
P.O. Box 38
271 Clarksville Road
Princeton Junction, New Jersey 08550-0038
(609) 799-2400 Fax # (609) 799-2044

WASHINGTON TWP.
WEST WINDSOR TWP

MIDDLESEX COUNTY

Edison Department of Health & Human Resources
John O. Grun, M.S.
Health Officer
Municipal Complex
100 Municipal Boulevard
Edison, New Jersey 08817-3353

(732)248-7290 Fax # (732) 248-0494
E-mail address: health@edison.nj.org
Website: http://www.edison.nj.org

EDISON

Middle-Brook Regional Health Commission
Ronald Cohen, M.P.H., Ph.D.
Health Officer
Boro Hall
1200 Mountain Ave.
Middlesex, New Jersey 08846-1200
(732) 356-8090 Fax # (732) 356-7954

BOUND BROOK (SOMERSET CO.)
GREEN BROOK TWP (SOMERSET CO.)
MIDDLESEX BORO
SOUTH BOUND BROOK (SOMERSET CO.)
WARREN TWP (SOMERSET CO.)
WATCHUNG (SOMERSET CO.)

Middlesex County Public Health Department
Bernard G. Mihalko
Director
35 Oakwood Avenue
Edison, New Jersey 08837-2408
(732)494-6742 Fax # (732) 494-7771

CARTERET                          JAMESBURG                     PERTH AMBOY
CRANBURY                          METUCHEN                      PLAINSBORO
DUNELLEN                          MILLTOWN                      SAYREVILLE
EAST BRUNSWICK                    MONROE                        SOUTH AMBOY
HELMETTA                          NEW BRUNSWICK                 SOUTH PLAINFIELD
HIGHLAND PARK                     NORTH BRUNSWICK               SOUTH RIVER
                                  OLD BRIDGE                    SPOTSWOOD

Piscataway Township Health Department
Andrew C. Simpf, Jr., M.A.
Health Officer
455 Hoes Lane
Piscataway, New Jersey 08854-5097
(732) 562-2323 Fax # (732) 743-2500

PISCATAWAY

South Brunswick Health Department
Stephen J. Papenberg
Health Officer
Ridge Road/Route 522, P.O. Box 190
Monmouth Junction, New Jersey 08852-0190
(732) 329-4000 ext. 237 Fax # (732) 329-0627

ROCKY HILL (SOMERSET CO.)
SOUTH BRUNSWICK

Woodbridge Township Department of Health & Human Services
Patrick O. Hanson
Health Officer
2 George Frederick Plaza
Woodbridge, New Jersey 07095
(732) 855-0600 ext. 5025 Fax # (732) 855-0944
Website: woodbridgenj.com

WOODBRIDGE

MONMOUTH COUNTY

Colts Neck Township Health Department
William McBride
Health Officer
124 Cedar Drive
Colts Neck, New Jersey 07722-0249
(732)462-5470 Fax #(732) 431-3173

COLTS NECK

Freehold Area Health Department
R. Chadwick Taylor, M.B.A.
Health Officer
1 Municipal Plaza
Freehold, New Jersey 07728-3099
(732) 294-2060 Fax # (732) 462-2340

FREEHOLD BORO
FREEHOLD TWP
MILLSTONE
UPPER FREEHOLD

Hazlet-Aberdeen Health Department
Robert N. Scapicio, M.A.
Health Officer
3400 State Highway 35
Suite 9
Hazlet, New Jersey 07730-0371
(732)264-5541 Fax # (732) 264-5724
E-mail address: susanhahd@juno.com

ABERDEEN
HAZLET

Long Branch Department of Health
David Roach, M.P.H.

Health Officer
344 Broadway
Long Branch, New Jersey 07740-6938
(732)222-2086 Fax # (732) 222-1516

LONG BRANCH

Manalapan Township Department of Health
W. David Richardson, M.P.H.
Health Officer
120 Route 522
Manalapan, New Jersey 07726-3497
(732)446-8345 Fax #(732) 446-1576
E-mail address: health@twp.manalapan.nj.us

MANALAPAN

Matawan Regional Department of Health
Alan C. Hopper
Health Officer
145 Broad Street
Matawan, New Jersey 07748
(732) 566-0740 Fax # (732) 566-7283

HOLMDEL
KEANSBURG
KEYPORT
MATAWAN

Middletown Township Health Department
Stephen L. McKee
Health Officer
Johnson Gill Annex Building
1 Kings Highway
Middletown, New Jersey 07748-2594
(732) 615-2095 Fax # (732) 671-8697
E-mail address: health@exit109

MIDDLETOWN

Monmouth County Health Department
Lester W. Jargowsky, M.P.H.
Public Health Coordinator
3435 Highway 9
Freehold, New Jersey 07728-2850
(732) 431-7456 Fax # (732) 409-7579
E-mail address: jargoswl@shore.co.monmouth.ni

ALLENTOWN BORO                  FARMINGDALE BORO      OCEANPORT
ASBURY PARK CITY                HOWELL TWP            ROOSEVELT BORO
ATLANTIC HIGHLANDS BORO         MANASQUAN BORO        SEA GIRT BORO

AVON-BY-THE-SEA BORO                MARLBORO TWP              SOUTH BELMAR
BORO
BELMAR BORO                         NEPTUNE CITY              SPRING LAKE BORO
BRADLEY BEACH BORO                  NEPTUNE TWP               UNION BEACH
ENGLISHTOWN BORO                                              WALL TWP

Monmouth County Regional Health Commission No. 1
Sidney B. Johnson, Jr., M.S., M.B.A.
Health Officer
20 Meridian Road
Eatontown, New Jersey 07724-2241
(732)935-0325 Fax # (732) 935-0384
E-mail address: ippy3@ix.netcom.com

ALLENHURST                  INTERLAKEN                        SHREWSBURY
BRIELLE                     LOCH ARBOR VILLAGE                SHREWSBURY TWP
DEAL
MONMOUTH BEACH              SPRING LAKE HEIGHTS
EATONTOWN                   OCEAN TWP                         TINTON FALLS
HIGHLANDS                   SEA BRIGHT                        WEST LONG
BRANCH

Red Bank Health Department
Frederick A. Richart
Health Officer
90 Monmouth Street, Box 868
Red Bank, New Jersey 07701-0868
(732) 530-2754 Fax # (732) 530-2757

FAIR HAVEN                        RED BANK
LITTLE SILVER                     RUMSON

MORRIS COUNTY

Chatham Boro - see Millburn (ESSEX CO.)
Chester Boro - see Bernards Twp. (SOMERSET CO.)
Mendham Boro - see Bernards Twp. (SOMERSET CO.)
Mendham Twp. - see Bernards Twp. (SOMERSET CO.)

Denville Division of Health
Herbert J. Yardley, M.A.
Health Officer
1 Saint Mary's Place
Denville, New Jersey 07834-2199
(973)625-8305 Fax # (973) 627-8371

DENVILLE

Dover Health Department
Donald N. Costanzo, M.A., M.P.A.
Health Officer

37 North Sussex Street, Box 798
Dover, New Jersey 07801-3991
(973) 366-2200 ext. 120 Fax # (973) 328-6604

DOVER

East Hanover Health Department
Peter B. Summers, M.A.
Health Officer
411 Ridgedale Avenue
East Hanover, New Jersey 07936-1487
(973) 428-3035 Fax # (973) 428-3026
E-mail address: ehanover@interactive.net
Website: http://www.interactive.net/~ehanover

EAST HANOVER TWP
ROSELAND BORO (ESSEX CO.)

Township of Hanover Health Department
George Van Orden, Ph.D
Health Officer
1000 Route 10, P.O. Box 250
Whippany, New Jersey 07981-0250
(973) 428-2484 Fax # (973) 428-4374
E-mail address: vanl122w@wonder.em.cdc.gov

HARDING TWP MORRIS TWP
HANOVER TWP

Jefferson Township Health Department
Cindee DeGennaro, M.A.
Health Officer
1033 Weldon Road
Lake Hopatcong, New Jersey 07849-0367
(973)697-1500 Fax # (973) 697-8090

JEFFERSON TWP

Borough of Kinnelon Health Department
Calliope C. Alexander, M.A., B.S.
Health Officer
Municipal Building, 130 Kinnelon Road
Kinnelon, New Jersey 07405-2392
(973)838-5403 Fax # (973) 838-1862

KINNELON

Lincoln Park Health Department
Pasquale A. Pignatelli, Jr., M.P.A.
Health Officer 34
Chapel Hill Road

Lincoln Park, New Jersey 07035-1998
(973)694-6306 Fax # (973) 628-9512

BOONTON TWP
LINCOLN PARK
RIVERDALE

Madison Boro Board of Health
John Theese, M.S.
Health Officer
22 Central Avenue
Madison, New Jersey 07940-2592
(973) 593-3073 Fax # (973) 593-0125

CHATHAM BORO (MORRIS CO.)                   MORRIS PLAINS BORO
CHATHAM TWP                                 MOUNT ARLINGTON BORO
FLORHAM PARK BORO                           NETCONG BORO
MADISON BORO                                PASSAIC TWP
MINE HILL TWP                               VICTORY GARDEN BORO

Montville Township Health Department
John A. Wozniak, Jr., M.E.H.
Health Officer
195 Changebridge Road
Montville, New Jersey 07045-9498
(973)331-3316 Fax # (973) 402-0787

MONTVILLE
MOUNTAIN LAKES

Morristown Division of Health
Howard Steinberg
Health Officer
200 South Street
Morristown, New Jersey 07963-0914
(973) 292-6700 Fax # (973) 292-6730

MORRISTOWN

Mt. Olive Township Health Department
Frank P. Wilpert
Director, Health, Welfare & Sanitation
Route 46, P.O. Box 450
Budd Lake, New Jersey 07828-3200
(973) 691-0900 ext. 330 Fax # (973) 691-7681

MT OLIVE

Parsippany Health Department
P. Wayne Croughn
Health Officer

Municipal Building
1001 Parsippany Boulevard
Parsippany, New Jersey 07054-1222
(973)263-7160 Fax # (973) 299-1349

PARSIPPANY-TROY HILLS

Pequannock Township Board of Health
Peter Correale
Health Officer
530 Newark-Pompton Turnpike
Pompton Plains, New Jersey 07444-1799
(973) 835-1916 Fax # (973) 835-2472
E-mail address: 103153.2247@compuserve.com

BLOOMINGDALE (PASSAIC CO.)
BUTLER BORO
PEQUANNOCK

Randolph Township Board of Health
Clement R. Ferdinando, M.P.H.
Health Officer
502 Millbrook Avenue
Randolph, New Jersey 07869-3799
(973) 989-7050 Fax # (973) 989-7076
Website: http://www.gti.net.randolph

RANDOLPH                          ROCKAWAY BORO

Rockaway Township Health Department
Steven C. Levinson, M.S.
Health Officer
65 Mt. Hope Road
Rockaway, New Jersey 07866-1699
(973)983-2848 Fax #(973) 627-1081

BOONTON BORO                      ROCKAWAY TWP
CHESTER TWP

Roxbury Township Board of Health
Frank A. Grisi
Health Officer
72 Eyland Avenue
Succasunna, New Jersey 07876-1622
(973)448-2028 Fax # (973) 448-2059
E-Mail address: roxburynjhealth@nac.net

ROXBURY                           WHARTON BOROUGH

Washington Township Health Department
Cristianna Cooke-Gibbs, M.P.H.
Health Officer
43 Schooley's Mountain Road, P.O. Box 216
Long Valley, New Jersey 07853-0216
(908) 876-3650 Fax # (908) 876-5138

WASHINGTON TWP

OCEAN COUNTY

Long Beach Island Health Department
Timothy J. Hilferty
Health Officer
11601 Long Beach Boulevard
Beach Haven, New Jersey 08008-3661
(609)492-1212 Fax #(609) 492-9215

BARNEGAT LIGHT                    LONG BEACH
BEACH HAVEN                       SHIP BOTTOM
HARVEY CEDARS                     SURF CITY

Ocean County Health Department
Joseph Przywara, B.A.
Public Health Coordinator
175 Sunset Avenue
P.O. Box 2191
Toms River, New Jersey 08754-2191
(732) 341-9700 Fax # (732) 341-4467
E-mail address: ochd@americom.net
Website: http://www.ochd.org

BARNEGAT TWP             LAKEHURST                         PT. PLEASANT BEACH
BAY HEAD                 LAKEWOOD                          PT. PLEASANT
BEACHWOOD                LAVALLETTE                        SEASIDE HEIGHTS
BERKELEY TWP             LITTLE EGG HARBOR TWP             SEASIDE PARK
BRICK TWP                MANCHESTER                        S. TOMS RIVER
DOVER TWP                MANTOLOKING                       STAFFORD
EAGLESWOOD TWP           OCEAN GATE                        TUCKERTON
ISLAND HEIGHTS           OCEAN TWP
JACKSON TWP              PINE BEACH
LACEY TWP                PLUMSTED

PASSAIC COUNTY

Bloomingdale - see Pequannock (MORRIS CO.)
Wanaque - see Pequannock (MORRIS CO.)
Wayne - see Montclair (ESSEX CO.)

Clifton Board of Health

Albert Greco, M.A.
Health Officer
900 Clifton Avenue
Clifton, New Jersey 07013-2705
(973) 470-5758 Fax # (973) 470-5768
E-mail address: agreco@worldnet.att.net

CLIFTON

Township of Little Falls Health Department
John M. Festa, M.A.
Health Officer
Municipal Annex
35 Stevens Avenue
Little Falls, New Jersey 07424
(973)256-0170 Fax # (973) 890-4501

LITTLE FALLS
SOUTH ORANGE (ESSEX CO.)

PASSAIC

Passaic City Health Department
Henry G. McCafferty
Health Officer
City Hall
330 Passaic Street
Passaic, New Jersey 07055-5814
(973) 365-5603 Fax # (973) 365-5582

PASSAIC

Passaic County Department of Health
John J. Ferraioli
Health Officer
Administration Bldg. Annex, Rm. 201
311 Pennsylvania Avenue
Paterson, New Jersey 07503-1788
(973) 881-4396 Fax # (973) 225-0222
E-mail address: jfpcdh@intercall.com

Paterson Division of Health
Joseph J. Surowiec
Health Officer
176 Broadway
Paterson, New Jersey 07505-1198
(973)881-6922 Fax #(973) 279-7511
E-mail address: moses@interactive.net

HALEDON                           PROSPECT PARK
HAWTHORNE                         TOTOWA

NORTH HALEDON                      WEST PATERSON
PATERSON

Ringwood Health Department
Christopher Chapman, M.P.H.
Health Officer
60 Margaret King Avenue
Ringwood, New Jersey 07456-1703
(973) 962-7079 Fax # (973) 962-6028

RINGWOOD
WANAQUE

West Milford Township Health Department
Kenneth R. Hawkswell, M.P.H.
Health Officer
1480 Union Valley Road
West Milford, New Jersey 07480-1303
(973) 728-2720 Fax # (973) 728-2704

POMPTON LAKES
WEST MILFORD

SALEM COUNTY

Salem County Department of Health
Laurence P. Devlin, Jr., M.P.A., R.S., C.S.W.
Health Officer
98 Market Street
Salem, New Jersey 08079-1995
(609) 935-7510 Fax # (609) 935-8483

ALLOWAY                          PENNSVILLE
CARNEYS POINT                    PILESGROVE
ELMER                            PITTSGROVE
ELSINBORO                        QUINTON
LOWER ALLOWAYS                   SALEM
MANNINGTON                       UPPER PITTSGROVE
OLDMANS                          WOODSTOWN
PENNS GROVE

SOMERSET COUNTY

Bound Brook - see Middle-Brook (MIDDLESEX CO.)
Green Brook - see Middle-Brook (MIDDLESEX CO.)
Rocky Hill- see S. Brunswick (MIDDLESEX CO.)
South Bound Brook - see Middle-Brook (MIDDLESEX CO.)
Warren Twp - see Middle-Brook (MIDDLESEX CO.)
Watchung - see Middle-Brook (MIDDLESEX CO.)

Bernards Township Health Department

Lucy A. Forgione, M.S.
Health Officer
262 South Finley Avenue
Basking Ridge, New Jersey 07920-1418
(908) 204-3070 Fax # (908) 204-3075

CHESTER BORO (MORRIS CO.)                          FAR HILLS
BEDMINSTER                                         MENDHAM BORO (MORRIS CO.)
BERNARDS                                           MENDHAM TWP (MORRIS CO.)
BERNARDSVILLE                                      PEAPACK-GLADSTONE

Branchburg Township Health Department
Leonard H. Williams, M.P.A., R.E.H.S./R.S.
Health Officer
Municipal Annex
34 Kenbury Road
Somerville, New Jersey 08876-3936
(908) 526-1300 ext. 215 Fax # (908) 704-1214
E-mail address: bburg@superlink.com

BRANCHBURG

Bridgewater Township Health Department
Richard N. Martini, M.P.H.
Health Officer
700 Garretson Road, Box 6300
Bridgewater, New Jersey 08807-0300
(908) 725-6300 Fax # (908) 707-1235
Website: http://www.webex.net/bridgewater

BRIDGEWATER

Franklin Township Health Department
Walter P. Galanowsky, M.P.H.
Health Officer
935 Hamilton Street
Somerset, New Jersey 08873-3697
(732) 873-2500 ext. 250 Fax # (732) 214-0969

FRANKLIN TWP

Hillsborough Township Health Department
Glen Belnay, Ph.D.
Health Officer
555 Amwell Road
Neshanic, New Jersey 08853-1201
(908)369-4313 Fax # (908) 369-8565

HILLSBOROUGH                       MILLSTONE BORO
Montgomery Township Health Department
David A. Henry, M.P.H.

Health Officer
Municipal Building
2261 Route 206
Belle Mead, New Jersey 08502-4012
(908) 359-8211 ext. 245 Fax # (908) 359-4308
E-mail address: monthealth@aol.com

MONTGOMERY

North Plainfield Health Department
Herbert W. Roeschke, Sr., M.S.
Health Officer
263 Somerset Street
North Plainfield, New Jersey 07060
(908) 769-2907 Fax # (908) 769-6499

NORTH PLAINFIELD

Somerset County Health Department
John A. Horensky, M.S.
Health Officer
P.O. Box 3000, 20 Grove Street
County Administration Building
Somerville, New Jersey 08876-1262
(908)231-7155 Fax # (908) 704-8042

Somerville Health Department
Steve Krajewski, M.P.H.
Health Officer
25 West End Avenue
Municipal Building
Somerville, New Jersey 08876-0399
(908) 704-6996 Fax # (908) 725-2859
E-mail address: skraj@njpha.org
Website: http://www.njpha.org

MANVILLE                          RARITAN                   SOMERVILLE

SUSSEX COUNTY

Hopatcong Board of Health
Carl Seber, B.A.
Health Officer
Municipal Building
111 River Styx Road
Hopatcong, New Jersey 07843-7843
(973)770-1200 Fax # (973) 398-3650

HOPATCONG

Sparta Health Department
Ralph I. D'Aries, R.S., M.A.
Health Officer
65 Main Street
Sparta, New Jersey 07871-1986
(973)729-6174 Fax # (973) 729-0063

FRANKLIN BORO
HARDYSTON
OGDENSBURG
SPARTA
STANHOPE

Sussex County Department of Health, Public Safety & Senior Services
Philip Morlock
Administrator
127 Morris Turnpike
Newton, New Jersey 07860-7860
(973) 948-4545 Fax # (973) 948-2593

ANDOVER BORO                      LAFAYETTE
ANDOVER TWP                       MONTAGUE
BRANCHVILLE                       NEWTON
BYRAM                             SANDYSTON
FRANKFORD                         STILLWATER
FREDON                            SUSSEX
GREEN TWP                         WALPACK
HAMBURG                           WANTAGE
HAMPTON

Vernon Township Board of Health
Gene S. Osias, M.S.W.
Health Officer
Municipal Center, 21 Church Street
P.O. Box 340
Vernon, New Jersey 07462-0340
(973) 764-4055 Fax # (973) 764-4291

VERNON

UNION COUNTY

Clark Health Department
Nancy A. Ogonowski, M.P.H.
Health Officer
430 Westfield Avenue
Clark, New Jersey 07066
(732) 388-3600 ext. 3045 Fax # (732) 388-3839

CLARK

Township of Cranford Department of Health
Warren J. Hehl, M.P.A.
Health Officer
8 Springfield Avenue
Cranford, New Jersey 07016-2199
(908) 709-7238 Fax # (908) 276-7664

CRANFORD

Elizabeth Department of Health & Human Services
John N. Surmay
Health Officer
City Hall of Elizabeth G-12
50 Winfield Scott Plaza
Elizabeth, New Jersey 07201-2462
(908) 820-4060 Fax # (908) 820-4290

ELIZABETH
Linden Board of Health
Nancy Koblis
Health Officer
City Hall
301 North Wood Avenue
Linden, New Jersey 07036-4296
(908)474-8409 Fax # (908) 474-8418

LINDEN                             ROSELLE

City of Plainfield Health Department
Ruby Hodge, M.S., M.A.
Health Officer
510 Watchung Avenue, P.O. Box 431
Plainfield, New Jersey 07061-0431
(908) 753-3084 Fax # (908) 753-3679
E-mail address: jdipane@plainfield.com
Website: http://www.plainfield.com

PLAINFIELD

Rahway Health Department
Anthony D. Deige
Health Officer
1 City Hall Plaza
Rahway, New Jersey 07065-3930
(732)827-2081 Fax # (732) 381-7668

HILLSIDE
RAHWAY
SCOTCH PLAINS

WINFIELD TWP

Summit Health Department
Stuart B. Palfreyman, B.S.E.H., M.S.E.H., R.S.
Health Officer
512 Springfield Avenue
Summit, New Jersey 07901-3682
(908)522-3614 Fax # (908) 277-0185

BERKELEY HEIGHTS
NEW PROVIDENCE
SUMMIT

Township of Union Department of Health
Dennis V. SanFilippo, M.P.A.
Health Officer
Municipal Building
1976 Morris Avenue
Union, New Jersey 07083-1894
(908)851-8507 Fax # (908) 851-4673

UNION
KENILWORTH

Westfield Regional Health Department
Robert M. Sherr, M.A.
Health Officer
Municipal Building
425 East Broad Street
Westfield, New Jersey 07090-2197
(908) 789-4070 Fax # (908) 789-4076
E-mail address: health@westfieldnj.net
Website address: http: //www.westfieldnj.net/health

FANWOOD
GARWOOD
MOUNTAINSIDE
ROSELLE PARK
SPRINGFIELD
WESTFIELD

WARREN COUNTY

Warren County Health Department
John A. Hawk, M.P.A.
Health Officer
319 W. Washington Ave. - Suite 1
Washington, New Jersey 07882-2153
(908) 689-6693 Fax # (908) 689-3832
E-mail address: warrenhd@nac.net

ALLAMUCHY                        HARDWICK                      OXFORD
ALPHA                            HARMONY                       PHILLIPSBURG
BELVIDERE                        HOPE                          POHATCONG
BLAIRSTOWN                       INDEPENDENCE                  WASHINGTON BORO
FRANKLIN TWP                     KNOWLTON                      WASHINGTON TWP
FRELINGHUYSEN                    LIBERTY                       WHITE TWP
GREENWICH                        LOPATCONG
HACKETTSTOWN                     MANSFIELD

B.4.8 WIC REFERRAL FORMS

NEW JERSEY STATE DEPARTMENT OF HEALTH    REFERRAL/NUTRITION ASSESSMENT FOR WOMEN
        WIC/HEALTHSTART

                      Please see instructions on last page

NAME OF CLIENT                    TELEPHONE NUMBER            DATE OF BIRTH

------------------------------------------------------------------------------------------
ADDRESS OF CLIENT                 CHECK ONE:
                                    :. Pregnant    Breastfeeding     [ ] Non-Breastfeeding

    REFERRAL (To be completed bv Health Professional, including second page)

ANTHROPOMETRIC AND LABORATORY DATE (One Blood Test is Required)
    FIRST PRENATAL                         # Weeks                  Weight                   Pre-Preg               Usual Wt
    CHECK-UP:         Date:__/___/___      Gestation____            (pounds)________         (pounds)_________      (pounds)______

    CURRENT                                # Weeks                  Weight                   Height
    CHECK-UP:         Date:__/___/___      Gestation____            (pounds)________         (inches)_________

    BLOOD TEST:       Date:__/___/___      Hb(mg/dl)____            Hct_______%   EP(ug/dl)_____   Lead______       Other________

MEDICAL HISTORY

Gravida_________  Para_________   Ab/Misc______   Stillbirth__________  EDC________  ADC________  [ ] Vag   [ ] "C" Section
Past Med/Surg History_________________________________________________________________________________________________________
Current Medical Problem(s)____________________________________________________________________________________________________
Previous Preg Complications__________________________________________________________Date Last Preg Ended________/______/_____
Physician/Clinic______________________________________________________________________Phone___________________________________
Signature of Health Professional_______________________________________________________Date:__________/________/______________

WIC APPOINTMENT:  Date:_______/________/_________     Time:____________________

          ASSESSMENT (To be completed by Client or Health Professional)

===============================================================================================================================
 1)    Are you taking any of the following?
       Vitamins/Minerals                   [ ] Yes   [ ] No               Amount:____________________          Type:____________
       Iron                                [ ] Yes   [ ] No               Amount:____________________          Type:____________
       Over-the-Counter Medicines          [ ] Yes   [ ] No               Amount:____________________          Type:____________
       Special Medicines                   [ ] Yes   [ ] No               Amount:____________________          Type:____________
       "Street" Drugs                      [ ] Yes   [ ] No               Amount:____________________          Type:____________

 2)   How much did you smoke before you were pregnant?                   Amount:____________________
      How much do you smoke now?                                         Amount:____________________

 3)   How much beer, wine cooler, or liquor do you drink per week?       Amount:____________________

 4)   Are you on a special diet now?       [ ] Yes   [ ] No               Prior to pregnancy?        [ ] Yes   [ ] No

 5)    Are you experiencing?
       Nausea                              [ ] Yes   [ ] No               Heartburn                  [ ] Yes   [ ] No
       Frequent Vomiting                   [ ] Yes   [ ] No               Flatus ("Gas")             [ ] Yes   [ ] No
       Diarrhea                            [ ] Yes   [ ] No               Dental Problems            [ ] Yes   [ ] No
       Constipation                        [ ] Yes   [ ] No               Bleeding Gums              [ ] Yes   [ ] No

 6)   Do you eat?
       Paint Chips                         [ ] Yes   [ ] No               Dirt                       [ ] Yes   [ ] No
       Laundry Starch                      [ ] Yes   [ ] No               Clay                       [ ] Yes   [ ] No
       Corn Starch                         [ ] Yes   [ ] No               Plaster                    [ ] Yes   [ ] No
       Ice                                 [ ] Yes   [ ] No               Other Cravings             [ ] Yes   [ ] No

 7)   Do you have a working?
       Stove                               [ ] Yes   [ ] No               Sink with  water supply    [ ] Yes   [ ] No
       Refrigerator                        [ ] Yes   [ ] No

 8)   Are you on any program?
       WIC                                 [ ] Yes   [ ] No               HealthStart/               [ ] Yes   [ ] No
       Child Support Enf                   [ ] Yes   [ ] No                 Presumptively Eligible   [ ] Yes   [ ] No
       Food Stamps                         [ ] Yes   [ ] No               AFDC/Medicaid              [ ] Yes   [ ] No

 9)   How do you plan to or presently feed your baby?
       Breastmilk     [ ] Yes [ ]  No      Formula   [ ] Yes [ ] No                Undecided?        [ ] Yes   [ ] No

10)   Do you do the following daily?
       Work                                [ ] Yes   [ ] No               Type: ____________________
       Care for Children                   [ ] Yes   [ ] No               How Many: ________________
       Exercise                            [ ] Yes   [ ] No               Type: ____________________

11) If pregnant, how much weight (pounds) do you plan to gain?__________________

12) Where do you plan to or presently take your child for medical care?
===============================================================================================================================

NEW JERSEY STATE DEPARTMENT OF HEALTH    REFERRAL/NUTRITION ASSESSMENT FOR WOMEN
         WIC/HEALTHSTART

INSTRUCTIONS

    -- AGENCY USE ONLY --   REFERRAL SECTION (Complete by Health Professional)

                             1) Fill in client's name, address, phone number,
                                date of birth, or use addressograph stamp.

                             2) Check status of woman being referred.

                             3) Fill in data on first prenatal check-up and
                                current check-up, if applicable.

                             4) One blood test is required prior to submitting
                                this form to WIC. Pregnant women need blood test that was done during pregnancy. Postpartum women (breastfeeding and non-breastfeeding) need blood test that was done after delivery.

                             5) Complete Gravida, Para, Abortions, Miscarriages.

                             6) Fill in EDC (Estimated Date of Confinement) for
                                prenatal clients.

                             7) Fill in ADC (Actual Date of Confinement),
                                vaginal or "C" Section delivery for postpartum clients.

                             8) Complete past medical/surgical history based on
                                client's record.

                             9) Fill in any pertinent current medical problems
                                diagnosed.

                             Information in this section should NOT include most recent pregnancy for postpartum women.

                            10) Complete previous pregnancy complications,
                                referring to list below:

                                Write approximate letter or letters on space provided.

                                a)   Hx of low birth weight infant(s) [<5.5
                                     pounds]

                                b)   Hx of premature infant(s) [<37 weeks
                                     gestation)

                                c)   Hx of infant(s) > 10 pounds at birth

                                d)   Hx of or planned C-section

                                e)   Multiple pregnancy or recent multiple birth

                                f)   Medical problems (e.g., diabetes,
                                     hypertension, preeclampsia, eclampsia)

                                g) Disability that may compromise adequacy of diet

                                h) Social or environmental condition that may compromise adequacy of diet

                                i)   Substance use (e.g., alcohol, drugs,
                                     cigarettes, pica)

                                j)   Vitamin/mineral supplement or medicine
                                     prescription

                                k) Special formula prescription and medical reason for its necessity

                                1)   Other pertinent health/medical data

                             1) Fill in physician's name or clinic and phone
                                number.

                             2) Signature of referring health professional IS
                                REQUIRED, with current date.

                             ASSESSMENT SECTION/FOOD FREQUENCY (Page 1 and 2)

                             1) This section may be completed by the client or a
                                health professional.

                             2) If completed by client, it must be reviewed by
                                the health professional for accuracy and completeness. Check the appropriate answer for questions 1-18. Any responses that do NOT meet WIC and/or HealthStart standards demand further clarification.

                             3) The health professional should compare the food
                                frequency with the recommended servings needed daily for pregnant/postpartum women and formulate a nutrition plan of care accordingly.

                             4) The Nutrition Assessment and Plan of Care must
                                be written according to the hospital/HealthStart Agency/WIC State policy and procedure.

                             5) Upon completion of nutrition education, the
                                health professional must circle the appropriate Nutrition Education Topic and record the date. (More topics below) If materials are provided, write the appropriate Topic Code in the space labeled "Other".

05 - Child Nutrition         11 - Mealtime Psychology     18 - Sugar in Diet
06 - Dental Health           12 - Nutrients in WIC Foods  19 - Vitamin A in Diet
07 - Fat in Diet             15 - Salt in Diet            20 - Vitamin C in Diet
08 - Food Budget/Consumer    16 - Smoking & Pregnancy     44 - Now Show
     Awareness/Meal Planning 17 - Snacking                45 - Client Refused
09 - Fruit and Vegetables

NAME AND ADDRESS OF WIC PROGRAM, HEALTHSTART AGENCY, PHYSICIAN OR CLIIC:       TELEPHONE NUMBER

NEW JERSEY STATE DEPARTMENT OF HEALTH    REFERRAL/NUTRITION ASSESSMENT FOR WOMEN
         WIC/HEALTHSTART

                                  INSTRUCTIONS

                ASSESSMENT SECTION/FOOD FREQUENCY (Page 1 and 2)

1)       This section may be completed by the client or a health professional.

2) If completed by the client, it must be reviewed by the health professional for accuracy and completeness. Check the appropriate answer for questions 1-18. Any responses that do NOT meet WIC and/or HealthStart standards demand further clarification.

3) The health professional should compare the food frequency with the recommended servings needed daily for pregnant/postpartum women and formulate a nutrition plan accordingly.

4) The Nutrition Assessment and Plan of Care must be written according to the hospital/HealthStart Agency/WIC State policy and procedure.

5) Upon completion of nutrition education, the health professional must circle the appropriate Nutrition Education Topic Code and write the date education was provided.

6) Listed below are a continuation of nutrition Education Topics. If materials are provided, write the appropriate Topic Code the space labeled "Other".

                           05 - Child Nutrition

                           06 - Dental Health

                           07 - Fat in the Diet

                           08 - Food Budgeting/Consumer Awareness/Meal Planning

                           09 - Fruit and Vegetables

                           11 - Mealtime Psychology

                           12 - Nutrients in WIC Foods

                           15 - Salt in the Diet

                           16 - Smoking and Pregnancy

                           17 - Snacking

                           18 - Sugar in Diet

                           19 - Vitamin A in Diet

                           20 - Vitamin C in Diet

                           44 - No Show

                           45 - Client Refused

B.4.9 MENTAL HEALTH/SUBSTANCE ABUSE SCREENING TOOLS

[ ] AMERICHOICE [ ] AMERIGROUP  [ ] HORIZON    [ ] HEALTH NET  [ ] UNIVERSITY
                                    MERCY                          HEALTH PLANS

                            WELL-BEING SCREENING TOOL
                            FOR ADOLESCENTS & ADULTS
                          PATIENT PROBLEM QUESTIONNAIRE

PATIENT NAME:_________________________  DATE COMPLETED:________________________
MEMBER ID#:___________________________  PCP NAME:______________________________

The purpose of this questionnaire is to identify problems your doctor may be able to help you with. Please answer all questions by checking one box per question.

         DURING THE PAST MONTH GENERALLY (questions 1-11):                                   YES     NO
1.       Have you been feeling tired or have low energy?
                                                                                             ---     ---
2.       Have you been having trouble sleeping? (Too much or too little)
                                                                                             ---     ---
3.       Have you been feeling sad, hopeless, or unusually happy?
                                                                                             ---     ---
4.       Have you been feeling bad about yourself that you are a failure or have let yourself or your family down?
                                                                                             ---     ---
5.       Have you been having trouble concentrating on things, such as watching
         TV, reading the newspaper, or reading a book?
                                                                                             ---     ---
6.       Have you been feeling on edge, nervous?
                                                                                             ---     ---
7.       Have your eating patterns or appetite changed?
                                                                                             ---     ---
8.       Have you been trying not to gain weight (making yourself vomit, taking excessive laxatives, or exercising more than an hour per day)?
                                                                                             ---     ---
9.       Have you felt sudden fear or panic for no obvious reason?
                                                                                             ---     ---
10.      Have you been having thoughts that you would be better off dead, or of hurting yourself?
                                                                                             ---     ---
11.      Are you troubled by being unable to control your anger or by having thoughts about hurting others?
                                                                                             ---     ---
12.      Have you

         a.  Ever felt you ought to cut down on your drinking or drug use?
                                                                                             ---     ---
         b.  Ever felt annoyed by people who comment on your drinking or drug use?
                                                                                             ---     ---
         c.  Ever felt bad or guilty about your drinking or drug use?
                                                                                             ---     ---
         d.  Ever had a drink or used drugs first thing in the morning to steady your nerves or get rid of a hangover (eye opener)?
                                                                                             ---     ---
13.      Do you have any other concerns about your well-being? Please explain.

         _______________________________________________________________________             ---     ---

14.      Have you ever sought treatment for any of the above problems for which you checked yes?
                                                                                             ---     ---
15.      If you checked off yes to any of the above questions, how difficult have these problems made it for you to do your work, go to school, take care of things at home or get along with other people?

         Not Difficult At All   Somewhat Difficult   Very Difficult   Extremely Difficult
                [ ]                    [ ]                [ ]                [ ]

B.4.10 CENTERS OF EXCELLENCE

The table on the following pages lists centers of excellence.

Amended as of July 1, 2003

                              CENTERS OF EXCELLENCE

                      PEDIATRIC AMBULATORY TERTIARY CENTERS

William Sharrar, M.D., Medical Director
Cooper Hospital/University Medical Center
Three Cooper Plaza
Camden, New Jersey 08103-1489
Phone: (609)342-2298

Averil Jones, Nurse Manager
Children's Hospital of New Jersey at Newark Beth Israel
Tertiary Services
201 Lyons Avenue
Newark, New Jersey 07112
Phone: (973)926-7328

Mary Lotze, RN, Administrator
UMDNJ/Robert Wood Johnson Medical School
Tertiary Services
97 Paterson Street
New Brunswick, New Jersey 08903
Phone: (908)235-7080

            REGIONAL CLEFT LIP/PALATE CRANIOFACIAL ANOMALLES CENTERS

Marilyn Cohen, Coordinator
Cooper Hospital/University Medical Center
Cleft Palate Services
900 Centennial Blvd
Voorhees, New Jersey 08043
Phone: (609)325-6720

Beryl Chassen, Coordinator
Monmouta Medical Center
Cleft Palate Services
300 Second Avenue
Long Branch, New Jersey 07740-6565
Phone: (732)870-5695

Tena Turner, RN, MA., Coordinator
Bipin Patel, M.D., Medical Director
St. Peter's Medical Center
Cleft Palate Services
254 Easton Avenue
New Brunswick, New Jersey 08901-1780
Phone: (732)745-7943

William Roche, Coordinator, Craniofacial Center
St. Joseph's Medical Center
703 Main Street
Paterson, New Jersey 07503
Phone: (973)754-2924

         NEW JERSEY STATEWIDE NETWORK OF PEDIATRIC HIV TREATMENT CENTERS

FXB Center
University of Medicine & Dentistry of New Jersey
ADMC #4
30 Bergen St.
Newark, NJ 07107
(973) 972-0400 FAX (973) 972-0396

Newark Beth Israel Medical Center
Family Treatment Center, G3
201 Lyons Ave.
Newark, NJ 07112
(973) 926-8004 FAX (973) 926-4584 or 6452

Department of Pediatrics
Cooper Hospital/University Medical Center
3 Cooper Plaza, Suite 200, Rm. 202
Camden, NJ 08103
(856) 342-2089 FAX (856) 968-8414

Jersey City Medical Center
AIDS Health Services
50 Baldwin Ave.
Jersey City, NJ 07304
(201)915-2295 FAX (201) 915-2213

Robert Wood Johnson Medical School
Department of Pediatrics
Division of Immunology, Allergy & Infectious Diseases
1 Robert Wood Johnson Place, PO BOX 19
New Brunswick, NJ 08903
(732)235-7894 FAX (732) 235-7419

St. Joseph's Hospital & Medical Center
Department of Community Medicine
703 Main St.
Paterson, NJ 07503
(973)754-4713 FAX (973) 279-3618

                                AFFILIATE CENTER

Jersey Shore Medical Center
Department of Pediatrics A-240
1945 Corlies Ave.
Neptune, NJ 07754
(732)776-4271 FAX (732) 776-4648

     COMPREHENSIVE REGIONAL SICKLE CELL/HEMOGLOBINOPATHIES TREATMENT CENTERS

Jersey City Medical Center
Department of Pediatrics
50 Baldwin Avenue
Clinic Building, 5th Floor
Jersey City, New Jersey 07304-3199
Renuka B. Nigam, M.D., Chief
Pediatric Hematology/Oncology
(201)915-2455

Newark Beth Israel Medical Center
201 Lyons Avenue
Newark, New Jersey 07112-2094
Peri Kamalaker, M.D., Director
Pediatric Hematology/Oncology
(973)926-7161

The Institute for Children with Cancer and Blood Disorders
The Cancer Institute of New Jersey
195 Little Albany St.
New Brunswick, NJ 08901
Richard Drachtman, M.D.
Division of Pediatric Hematology/Oncology
Phone: (732)235-7898

University Hospital/UMDNJ
Division of Pediatric Hematology/Oncology
UH Room F342
150 Bergen Street
Newark, NJ 07013-2406
Phone: (973) 972-1011 or 972-0658

Medical Center
Tomorrow's Children Institute
Hackensack University Medical Center
30 Prospect Avenue
Hackensack, New Jersey 07601-1991
Frances Plug, M.D.
Pediatric Hematology/Oncology
(201)996-5437

Children's Hospital of Philadelphia
New Jersey Section of Hematology/Oncology
Specialty Care Center
1012 Laurel Oak Road
Voorhees, NJ 08043
Susan F. Travis, M.D., Director
Phone: (856)435-7502

UMDNJ/NJ Medical School
Comprehensive Sickle Cell Program
185 South Orange Ave.
Newark, NJ 07103
Anne Hurlet, M.D.
Phone: (973)972-1061

St. Joseph's Hospital and Medical Center
703 Main Street
Paterson, NJ 07503
Jill Manell, M.D.
Chief, Pediatric Hematology/Oncology
Phone: (973)754-3229 or 754-2500

St. Barnabas Medical Center
101 Old Short Hills Road
Livingston, NJ 07039
Anne G. Nepo, M.D.
Pediatric Hematology/Oncology
Phone: (973)325-6700

                              PKU TREATMENT CENTERS

Barbara Marcelo Evans, M.D., Medical Director
Cooper Hospital/University Medical Center
Southern New Jersey Regional PKU Program
Three Cooper Plaza - Suite 200
Camden, New Jersey 08103-1489
Phone: (609)963-3689

Carol Gernat, Coordinator
Anna Haratounian, M.D., Medical Director
Children's Hospital of New Jersey at Newark Beth Israel
Regional PKU Program
201 Lyons Avenue
Newark, New Jersey 07112
Phone: (973)926-6898

                                 GENETIC CENTERS

Patricia Griggs, RNC
ATLANTIC CITY MEDICAL CENTER
Genetic Services
1925 Pacific Avenue
Atlantic City, NJ 08401
Phone:(609)441-8156
FAX:(609) 441-8157

Lynn Howard, Coordinator
Genetics Program
THE CHILDREN'S REGIONAL HOSPITAL
Three Cooper Plaza, Suite 309

Camden, NJ 08103
Phone: (856) 968-7248
FAX: (856) 968-7257

Carolyn Lieber, Manager
Genetics Services
Don Imus WFAN Ped. Ctr., 2nd Fl.
HACKENSACK UNIVERSITY MEDICAL CENTER
Suite 258
30 Prospect Avenue
Hackensack, NJ 07601
Phone:(201)996-5264
FAX: (201) 996-0827

Jane Murphy, MS Coordinator
Genetic Services
JERSEY CITY MEDICAL CENTER
50 Baldwin Avenue, 8th Floor Clinic Bldg.
Jersey City, NJ 07304-3199
Phone:(201)915-2095
FAX: (201) 915-2481

Carolee Watkins, M.S., MA, CGC
Coordinator, Genetics Services
CAPITOL HEALTH SYSTEM AT MERCER
446 Bellevue Avenue
P.O.Box 1658
Trenton, NJ 08607-1658
Phone: (609) 394-4072
FAX: (609) 394-4148

Judith Rokeach, RN, BSN
Coordinator, Genetic Services
MONMOUTH MEDICAL CENTER
300 Second Avenue
Long Branch, NJ 07740
Phone: (732) 923-6526
FAX: (732) 923-6528

Joan Atkin, M.D. (SC)
MORRISTOWN MEMORIAL HOSPITAL
Genetic Center (Box 120)
100 Madison Avenue
Morristown, New Jersey 07962-1956
Phone:(973)971-5636
FAX: (973) 290-7365

Loraine Suslack, MS
Genetic Counselor
Center for Human & Molecular Genetics
UMDNJ-NEW JERSEY MEDICAL SCHOOL
Doctors Office Center
90 Bergen StreetNewark, NJ 07103
Phone:(973)972-3311
FAX: (973) 972-3310

Debra Day-Salvatore, M.D., Ph.D.
Director, Division of Clinical Services
ST. PETER'S MEDICAL CENTER
Department of Genetics
254 Easton Avenue, MOB 2190
New Brunswick, New Jersey 08903-0591
Phone: (732) 745-6678
FAX: (732) 249-2687

                               HEMOPHILIA PROGRAM

Cooper Hospital/University Medical Center
3 Cooper Plaza - Room 220
Camden, New Jersey 08103
Jack Goldberg, M.D.
Division Head Hematology/Oncology
Phone: (856) 963-3572
FAX: (856) 338-9211

St. Michael's Medical Center
Regional Hemophilia Center
268 Dr. Martin Luther King Jr. Blvd
Newark, New Jersey 07102-2094
Franklin Desposito, M.D.
Phone: (973) 877-5347
Nancy Gonzalez, Coordinator
Phone:(973)877-4512
FAX:(973) 877-2823

University of Medicine and Dentistry of New Jersey/
Robert Wood Johnson Medical School
One Robert Wood Johnson Place, PO Box 19
New Brunswick, New Jersey 08903-0019
Parvin Saidi, M.D., Director
NJ Regional Hemophilia Program
Phone:(732) 235-7679
Ann Lerner, Administrator
Phone:(732)235-7681
FAX: 732-235-7115

Barbara Marcello Evans, MD
Medical Director
Child Evaluation Center
Cooper Hospital/University Medical Center
Three Cooper Plaza
Camden, NJ 08103-1489
Phone: (609) 342-2257

Norma Altreche, LCSW
Jersey City Medical Center
50 Baldwin Ave.
Jersey City, NJ 07304
Phone:(201)915-2577

Janice Grebler, MSW, Coordinator
Anthony DeSpirito MD, Medical Director

Jersey Shore Medical Center
1945 Corlio Ave.
Neptune, NJ 07753-4896
Phone:(732) 776-4178

Patricia Munday, Director of Child Evaluations
John F. Kennedy Medical Center
James Street
Edison. NJ 07962-1956
Phone (973) 971-4235

Teri Criscone, Administrative Director
Morristown Memorial Hospital
Child Evaluation Center Box 100
100 Madison Ave.
Morristown, NJ 07960-6095
Phone:(973)971-4235

Roberta DiHoff, Ph.D., Director

Newcomb Medical Center
Child Evaluation Center
65 South State Street
Vineland, NJ 08360-4893
Phone:(609) 696-1014 or 1035

Joan Ferraer, Admministrative Director
Dept. of Pediatrics
St. Joseph's Medical Center
703 Main Street
Paterson, NJ 07503
Phone (973) 754-2505

Barbara Caspi, Program Administrator
Child Evaluation Center
Children's Hospital of New Jersey at Newark Beth Israel
201 Lyons Ave.
Newark, NJ 07112
Phone:(973) 926-6688

B.4.11 SPECIAL CHILD HEALTH SERVICES NETWORK

The following pages list special child health services network agencies by provider type.

               NEW JERSEY DEPARTMENT OF HEALTH AND SENIOR SERVICES
              SPECIAL CHILD, ADULT AND EARLY INTERVENTION SERVICES
                          COUNTY CASE MANAGEMENT UNITS

ATLANTIC COUNTY SCHS-Case Management Unit
Dept. of Intergenerational Services
101 South Shore Road
Northfield, NJ 08225-2320
(609) 645-7700 Ext. 4358
Fax # (609) 645-5907

BERGEN COUNTY SCHS-Case Management Unit
Bergen County Dept. of Health Services
327 Ridgewood Avenue, Second Floor
Paramus, NJ 07652-4895
(201)599-6153
Fax #(201) 599-8947

BURLINGTON COUNTY SCHS-Case Management Unit
Community Nursing Services
Raphael Meadow Health Center
P.O. Box 287 Woodlane Road
Mount Holly, NJ 08060-0287
(609)267-1950
Fax # (609) 702-0541

CAMDEN COUNTY SCHS-Case Management Unit
Camden County Division of Health
Jefferson House - Lakeland Road, PO Box 9
Blackwood, NJ 08012-0009
(856) 374-6021 or (800) 999-9045
Fax # (856) 374-9734

CAPE MAY COUNTY SCHS-Case Management Unit
Cape May Dept. of Health
6 Moore Rd. Crest Haven Complex
Cape May Court House, NJ 08210-3067
(609)465-1203
Fax # (609) 463-3527

CUMBERLAND COUNTY SCHS-Case Management Unit
Cumberland County Dept. of Health
790 East Commerce Street
Bridgeton, NJ 08302-2293
(856)453-2154
Fax # (856) 453-0338

ESSEX COUNTY SCHS-Case Management Unit
Essex County Dept. of Health and Rehabilitation
Division of Community Health Services
Unit of Special Child Health Services
160 Fairview Ave. Rawson Hall, Bldg. #37
Cedar Grove, NJ 07009
(973) 857-4663
Fax #(973)857-2842

GLOUCESTER COUNTY SCHS-Case Management Unit
Gloucester County Health Department
160 Fries-Mill Road
Turnersville, NJ 08012-2496
(856) 262-4100 (Ext. 4157)
Fax # (856) 629-0469)

HUDSON COUNTY SCHS-Case Management Unit
Jersey City Medical Center
114 Clifton Place, Murdoch Hall
Jersey City, NJ 07304-3199
(201)915-2514
Fax #(201)915-2565

HUNTERDON COUNTY SCHS-Case Management Unit
Hunterdon Medical Center
2100 Wescott Drive
Flemington, NJ 08822-9238
(908) 788-6398
Fax #(908) 788-6581

MERCER COUNTY SCHS-Case Management Unit
Sypek Center
129 Bull Run Road
Pennington, NJ 08534
(609) 730-4152 or 730-4151
Fax #(609) 730-4154

MIDDLESEX COUNTY SCHS-Case Management Unit
Middlesex County Department of Health
75 Bayard Street - 5th Floor
New Brunswick, NJ 08901
(732) 745-3100
Fax # (732) 745-2568

MONMOUTH COUNTY SCHS-Case Management Unit
Visiting Nurse Assoc. of Central Jersey Foundation
1100 Wayside Rd.

Tinton, NJ 07712
(732) 224-6950
Fax # (732) 747-4404

MORRIS COUNTY SCHS-Case Management Unit
Morristown Memorial Hospital
100 Madison Avenue, Box 99
Morristown, NJ 07960-6095
(973)971-4155
Fax # (973) 290-7358

OCEAN COUNTY SCHS-Case Management Unit
Ocean County Department of Health
PO Box 2191
Sunset Avenue
Toms River, NJ 08754-2191
(732) 341-9700 Ext. 7602
Fax #(732) 341-5461

PASSAIC COUNTY SCHS-Case Management Unit
Catholic Family and Community Services
26 DeGrasse Street
Paterson, NJ 07505
(973) 523-6778
Fax #(973) 523-7715

SALEM COUNTY SCHS-Case Management Unit
Salem County Department of Health
98 Market Street
Salem, NJ 08079-1911
(856) 935-7510 Ext. 8479
Fax # (856) 935-8483

SOMERSET COUNTY SCHS-Case Management Unit
Somerset Handicapped Children's Treatment Center
377 Union Avenue
P.O. Box 6824
Bridgewater, NJ 08807-0824
(908) 725-2366
Fax # (908) 725-3945

SUSSEX COUNTY SCHS-Case Management Unit
Sussex County Health Department
Division of Public Health Nursing
129 Morris Turnpike
Newton, NJ 07860
(973) 948-5400 Ext. 62
Fax # (973) 948-2270

UNION COUNTY SCHS-Case Management Unit
328 South Avenue
Fanwood, NJ 07023
(908) 889-0950
Fax #(908) 889-7535

WARREN COUNTY SCHS-Case Management Unit
Warren County Health Department
Special Child Health Services
162 East Washington Avenue
Washington, NJ 07882-2196
(908) 689-6000 Ext. 258
Fax #(908) 835-1172

B.4.12 CARE MANAGEMENT FLOW CHART

                                CARE MANAGEMENT

[CARE MANAGEMENT FLOW CHART]

B.4.13 RYAN WHITE CARE ACT GRANTEES

                               RYAN WHITE HIV CARE
                           CONSORTIA/RESOURCE CENTERS

The Consortia/Resource Centers provide regional planning and coordination of comprehensive HIV-related services: information and referral, prevention education, and a network of care and treatment based on community-based case management.

AIDS COALITION OF SOUTHERN NEW JERSEY
Resource Center
100 Essex Road, Suite 300
Bellmawr, NJ 08031
(609)933-9500 FAX (609)933-9515

GOOD SHEPHERD COMMUNITY SERVICES, INC.
1576 Palisade Avenue
Ft. Lee, NJ 07024
(201)461-7241 FAX (201)461-2307

MERCER COUNTY HIV CONSORTIUM
447 Bellevue Avenue
Trenton, NJ 08618
(609)278-9555 or (800)550-6755 FAX (609)278-0553

MIDDLESEX COUNTY HIV RESOURCE CENTER
Visiting Nurse Association of Central Jersey
275 Hobart Street
Perth Amboy,NJ 08861
(732)442-6225 FAX (732)442-4285

MONMOUTH-OCEAN HIV CARE CONSORTIUM
VNA of Central Jersey Foundation, Inc.
625 Bangs Avenue
Asbury Park, NJ 07712
(732)502-5122 or (800) 947-0020 FAX (732)774-6006
Resource Center: (732)502-5128

PASSAIC COUNTY AIDS RESOURCE CENTER
Coalition on AIDS in Passaic County, Inc.
100 Hamilton Plaza, Room 707
Paterson, NJ 07505
(973)742-6742 FAX (973)742-6750

SOMERSET-HUNTERDON HIV CARE CONSORTIUM
Women's Health and Counseling Center
95 Veteran's Memorial Drive
Somerville, NJ 08876
(800)313-2335 FAX (908)526-7023
Resource Center: (908)704-9641

SOUTH JERSEY AIDS ALLIANCE
Resource Center-Atlantic/Cape May HIV Case Consortium
19 Gordon's Alley
Atlantic City, NJ 08101
(609)347-1085 FAX (609)348-8775

SOUTH JERSEY COUNCIL ON AIDS
(serving Burlington, Camden, Salem and Gloucester)
120 White Horse Pike, Suite 110
Haddon Heights, NJ 08035
(609)547-6600 FAX (609)547-6656

THE HIV CARE CONSORTIUM/RESOURCE CENTER
Atlantic City Medical Center
16b South Ohio Avenue
Atlantic City, NJ 08401
(609)441-8181 or (800)281-2437 FAX (609)441-8938

UNION COUNTY HIV CONSORTIUM
Union County HIV Resource Center
80 West Grand Street-Lower Level
Elizabeth, NJ 07202
(908)352-770 or (800)279-2437 FAX (908)352-7727

B.4.14 NEW JERSEY MODIFIED QARI/QISMC STANDARDS

STANDARD I: WRITTEN QAPI DESCRIPTION - The organization has a written description of its Quality Assessment and Performance Improvement Program
(QAPI). This written description meets the following criteria:

         A. GOALS AND OBJECTIVES - The written description contains a detailed set of QA objectives which are developed annually and include a timetable for implementation and accomplishment. The QAPI includes performance improvement projects that achieve, through ongoing measurement and intervention, demonstrable and sustained improvement in significant aspects of clinical care and non-clinical services that can be expected to have a beneficial effect on health outcomes and enrollee satisfaction.

          B.      SCOPE -

                  1. The scope of the QAPI is comprehensive, addressing both the quality of clinical care and the quality of non-clinical aspects of service, such as and including: availability, accessibility, coordination, and continuity of care.

                  2. The QAPI methodology provides for review of the entire range of care provided by the organization, by assuring that all demographic groups, care settings, (e.g., inpatient, ambulatory, [ including care provided in private practice offices] and home care), and types of services (e.g., preventive, primary, specialty care, and ancillary) are included in the scope of the review. (This review of the entire range of care is expected to be carried out over multiple review periods and not on a concurrent basis).

                  3. The QAPI describes how it will meet the outcomes and performance standards specified in the contract.

         C. SPECIFIC ACTIVITIES - The written description specifies quality of care studies and performance improvement projects and other activities to be undertaken over a prescribed period of time, and methodologies and organizational arrangements to be used to accomplish them. Individuals responsible for the studies and other activities are clearly identified and are appropriate.

         D. CONTINUOUS ACTIVITY - The written description provides for continuous performance of the activities, including tracking of issues over time.

         E.       PROVIDER REVIEW - The QAPI provides for:

                  1. review by physician and other health professionals of the process followed in the provision of health services; and

                  2. feedback to health professionals and HMO staff regarding performance and patient results.

         F. FOCUS ON HEALTH OUTCOMES - The QAPI methodology addresses health outcomes to the extent consistent with existing technology.

STANDARD II: SYSTEMATIC PROCESS OF QUALITY ASSESSMENT AND IMPROVEMENT - The QAPI objectively and systematically monitors and evaluates the quality and appropriateness of care and service to enrollees, through quality of care studies and related activities, and pursues opportunities for improvement on an ongoing basis.

The QAPI has written guidelines for its quality of care studies and related activities which include:

         A. SPECIFICATION OF CLINICAL OR HEALTH SERVICES DELIVERY AREAS TO BE MONITORED

                  1. The monitoring and evaluation of care reflects the population serviced by the managed care organization in terms of age groups, disease categories, and special risk status.

                  2. For the Medicaid population, the QAPI monitors and evaluates, at a minimum, care and services in certain priority areas of concern selected by the State. Clinical focus areas applicable to all enrollees are as follows:

                           a)       Primary, secondary, and/or tertiary
                                    prevention of acute conditions;

                           b)       Primary, secondary, and/or tertiary
                                    prevention of chronic conditions;

                           c)       Care of acute conditions;

                           d)       Care of chronic conditions;

                           e)       High-volume services

                           f)       High-risk services; and

                           g)       Continuity and coordination of care

                  3. The State may require an organization to conduct particular projects that are specific to the organization and that relate to topics and involve quality indicators of the State choosing.

                  4. Organizations may collaborate with one another, subject to the approval of the State.

                  5. If a project is conducted over a period of more than one review year the project will be considered as achieving improvement in each year for which it achieves an improvement meeting the requirements specified or a project may be considered as achieving improvement in each year for which it achieves an improvement that does not meet the requirements specified but that constitutes an intermediate target specified in a project work plan developed in consultation with the State.

                  6. At its discretion and/or as required by the State Medicaid agency, the organization's QAPI also monitors and evaluates other important aspects of care and service.

                           a) Non-clinical focus areas applicable to all enrollees are as follows:

                                    i)       Availability, accessibility, and
                                             cultural competency of services;

                                    ii)      Interpersonal aspects of care,
                                             e.g., quality of provider/patient
                                             encounters; and

                                    iii)     Appeals, grievances, and other
                                             complaints.

                           b) Within each required focus area, the organization selects a specific topic or topics to be addressed by a project. Topics should be selected and prioritized to achieve the greatest practical benefit for enrollees.

         B. USE OF QUALITY INDICATORS - Quality indicators are measurable variables relating to a specified clinical or health services delivery area, which are reviewed over a period of time to monitor the process or outcomes of care delivered in that area.

                  1. The organization identifies and uses quality indicators that are objective, measurable, and based on current knowledge and clinical experience, or health services research.

                  2. All indicators measure changes in health status, functional status, or enrollee satisfaction, or valid proxies of these outcomes. Measures of processes are used as a proxy for outcomes only when those processes have been established through published studies or a consensus of relevant practitioners to be significantly related to outcomes.

                  3. Indicators selected for a topic in a clinical focus area include at least some measure of change in health status or functional status or process of care proxies for these outcomes. Indicators may also include measures of satisfaction.

                  4. For the priority areas selected by the State from the [Reserved] CMS Medicaid Bureau's list of priority clinical and health services delivery areas of concern, the organization monitors and evaluates quality of care through studies which include, but are not limited to, the quality indicators also specified by the [Reserved] CMS's Medicaid Bureau.

                  5. Methods and frequency of data collection are appropriate and sufficient to detect need for program change. Assessment of the organization's performance on the selected indicators is based on systematic, ongoing collection and analysis of valid and reliable data.

                           a) The organization establishes a baseline measure of its performance on each indicator, measures changes in performance, and continues measurement for at least one year after a desired level of performance is achieved.

                           b) When sampling is used, sampling methodology for assessment of the organization's performance shall be such as to ensure that the data collected validly reflect:

                                    i)       The performance of all
                                             practitioners and providers who
                                             serve Medicaid/NJ FamilyCare
                                             enrollees and whose activities are
                                             the subject of the indicator; and

                                    ii)      The care given to the entire
                                             population (including special
                                             populations with complex care
                                             needs) to which the indicator is
                                             relevant.

         C.       USE OF CLINICAL CARE STANDARDS/PRACTICE GUIDELINES -

                  1. The QAPI studies and other activities monitor quality of care against clinical care or health service delivery standards or practice guidelines specified for each area identified in "A," above.

                  2. Guidelines are based on reasonable medical evidence or a consensus of health care professionals in the particular field, consider the needs of the enrolled population, are developed in consultation with contracting health care professionals, and are reviewed and updated periodically. Guidelines, including any admission, continued stay, and discharge criteria used by the organization, are communicated to all providers and enrollees when appropriate, and to individual enrollees when requested.

                  3. The standards/guidelines focus on the process and outcomes of health care delivery, as well as access to care.

                  4. A mechanism is in place for continuously updating the standards/guidelines.

                  5. The standards/guidelines shall be included in provider manual developed for use by HMO providers or otherwise disseminated to providers as they are adopted.

                  6. The standards/guidelines address preventive health services.

                  7. Standards/guidelines are developed for the full spectrum of populations enrolled in the plan.

                  8. The QAPI shall use these standards/guidelines to evaluate the quality of care provided by the managed care organization's providers, whether the providers are organized in groups, as individuals, as IPAs, or in combination thereof.

                  9. The organization implements written policies and procedures for evaluating new medical technologies and new uses of existing technologies. The evaluations take into account coverage decisions by Medicare intermediaries and carriers, national Medicare coverage decisions, and federal and state Medicaid coverage decisions, as appropriate.

         D.       ANALYSIS OF CLINICAL CARE AND RELATED SERVICES -

                  1. Appropriate clinicians monitor and evaluate quality through review of individual cases where there are questions about care, and through studies analyzing patterns of clinical care and related service. For quality issues identified in the QAPI's targeted clinical areas, the analysis includes the identified quality indicators and uses clinical care standards or practice guidelines.

                  2. Multidisciplinary teams are used, where indicated, to analyze and address systems issues.

                  3. From 1. and 2., clinical and related service areas requiring improvement are identified.

         E.       IMPLEMENTATION OF REMEDIAL/CORRECTIVE ACTIONS -

                  The QAPI includes written procedures for taking appropriate remedial action whenever, as determined under the QAPI, inappropriate or substandard services are furnished, or services that should have been furnished were not.

                  These written remedial/corrective action procedures include:

                  1. specification of the types of problems requiring remedial/corrective action;

                  2. specification of the person(s) or body responsible for making the final determinations regarding quality problems;

                  3.       specific actions to be taken;

                  4. provision of feedback to appropriate health professionals, providers and staff;

                  5. the schedule and accountability for implementing corrective actions;

                  6. the approach to modifying the corrective action if improvements do not occur;

                  7. procedures for terminating the affiliation with the physician, or other health professional or provider.

         F.       ASSESSMENT OF EFFECTIVENESS OF CORRECTIVE ACTIONS -

                  1. As actions are taken to improve care, there is monitoring and evaluation of corrective actions to assure that appropriate changes have been made. In addition, changes in practice patterns are tracked.

                  2. The managed care organization assures follow-up on identified issues to ensure that actions for improvement have been effective.

         G.       EVALUATION OF CONTINUITY AND EFFECTIVENESS OF THE QAPI -

                  1. The managed care organization conducts a regular and periodic examination of the scope and content of the QAPI to ensure that it covers all types of services in all settings, as specified in STANDARD I-B-2.

                  2. At the end of each year, a written report on the QAPI is prepared, which addresses: QA studies and other activities completed; trending of clinical and service indicators and other performance data; demonstrated improvements in quality; areas of deficiency and recommendations for corrective action; and an evaluation of the overall effectiveness of the QAPI.

                  3. There is evidence that QA activities have contributed to significant improvements in the care delivered to members.

                  4 The organization's interventions result in significant demonstrable improvement in its performance as evidenced in repeat measurements of the quality indicators specified for each performance improvement project undertaken by the organization.

                           a) When a project measures performance on quality indicators by collecting data on all units of analysis in the population to be studied (i.e., a census), significant improvement is demonstrated by achieving:

                                    i)       In the case of a statewide Medicaid
                                             project, a benchmark level of
                                             performance defined in advance by
                                             the State Medicaid agency; or

                                    ii)      In the case of a project developed
                                             by the organization itself, a
                                             benchmark level of performance that
                                             is defined in advance by the
                                             organization. The organization's
                                             benchmark must reduce the
                                             performance gap (the percent of
                                             cases in which the measure is
                                             failed) by at least 10 percent.

                                    iii)     In the case of a project developed
                                             by the organization to reduce
                                             disparities between minorities and
                                             other members, a reduction of at
                                             least 10 percent in the number of
                                             minority enrollees (or the
                                             specified unit of analysis) that do
                                             not achieve the desired outcome as
                                             defined by the quality indicators.

                           b) When a project measures performance on quality indicators by collecting data on a subset (sample) of the units of analysis in the population to be studied, significant improvement is demonstrated by achieving the benchmarks specified in a) above and the quantitative improvement demonstrated in the repeated measurements is statistically significant with a "p value" of less than or equal to .10.

                                    i)       The sample or subset of the study
                                             population shall be obtained
                                             through random sampling.

                                    ii)      The samples used for the baseline
                                             and repeat measurements of the
                                             performance indicators shall be
                                             chosen using the same sampling
                                             frame and methodology.

                           c) The improvement is reasonably attributable to interventions undertaken by the organization (i.e., a project and its results have face validity).

                  5. The organization sustains the improvements in performance for at least one year after the improvement in performance is first achieved. Sustained improvement is documented through the continued measurement of quality indicators for at least one year after the performance improvement project is completed.

STANDARD III: ACCOUNTABILITY TO THE GOVERNING BODY - The Governing Body of the organization is the Board of Directors or, where the Board's participation with quality improvement issues is not direct, a designated committee of the senior management of the managed care organization. Responsibilities of the Governing Body for monitoring, evaluating, and making improvements to care include:

         A. OVERSIGHT OF QAPI - There is documentation that the Governing Body has approved the overall QAPI and an annual QA plan.

         B. OVERSIGHT ENTITY - The Governing Body has formally designated an accountable entity or entities within the organization to provide oversight of QA, or has formally decided to provide such oversight as a committee of the whole.

         C. QAPI PROGRESS REPORTS - The governing Body routinely receives written reports from the QAPI describing actions taken, progress in meeting QA objectives, and improvements made.

         D. ANNUAL QAPI REVIEW - The Governing Body formally reviews on a periodic basis (but no less frequently than annually) a written report on the QAPI which includes: studies undertaken, results, subsequent actions, and aggregate data on utilization and quality of services rendered, to assess the QAPI's continuity, effectiveness and current acceptability.

         E. PROGRAM MODIFICATION - Upon receipt of regular written reports from the QAPI delineating actions taken and improvements made, the Governing Body takes action when appropriate and directs that the operational QAPI be modified on an ongoing basis to accommodate review findings and issues of concern within the managed care organization (MCO). This activity is documented in the minutes of the meetings of the Governing Board in sufficient detail to demonstrate that it has directed and followed up on necessary actions pertaining to Quality Assurance.

STANDARD IV: ACTIVE QA COMMITTEE - The QAPI delineates an identifiable structure responsible for performing QA functions within the MCO. This committee or other structure has:

         A. REGULAR MEETINGS - The structure/committee meets on a regular basis with specified frequency to oversee QAPI activities. This frequency is sufficient to demonstrate that the structure/committee is following-up on all findings and required actions, but in no case are such meetings less frequent that quarterly.

         B. ESTABLISHED PARAMETERS FOR OPERATING - The role, structure and function of the structure/committee are specified.

         C. DOCUMENTATION - There are records documenting the structure's/committee's activities, findings, recommendations and actions.

         D. ACCOUNTABILITY - The QAPI committee is accountable to the Governing Body and reports to it (or its designee) on a scheduled basis on activities, findings, recommendations and actions.

         E. MEMBERSHIP - There is active participation in the QA committee from health plan providers, who are representative of the composition of the health plan's providers.

STANDARD V: QAPI SUPERVISION - There is a designated senior executive who is responsible for program implementation. The organization's Medical Director has substantial involvement in QA activities.

STANDARD VI: ADEQUATE RESOURCES - The QAPI has sufficient material resources; and staff with the necessary education, experience, or training; to effectively carry out its specified activities.

STANDARD VII: PROVIDER PARTICIPATION IN THE QAPI -

         A. Participating physicians and other providers are kept informed about the written QA plan.

         B. The MCO includes in all its provider contracts and employment agreements, for both physicians and non-physician providers, a requirement securing cooperation with the QAPI.

         C. Contracts specify that hospitals and other contractors will allow the managed care organization access to the medical records of its members.

         D.       Includes a provider appeals process.

         E. Description of how providers are to be involved in the design, implementation, review and follow-up of quality activities.

         F.       Description of how needed changes will be instituted.

STANDARD VIII: DELEGATION OF QAPI ACTIVITIES - The MCO remains accountable for health services management and all QAPI functions, even if certain functions are delegated to other entities. If the managed care organization delegates any activities to other entities:

         A. There is a written agreement describing: the delegated activities; the delegate's accountability for these activities; the frequency of reporting to the managed care organization; and provides for revocation of the delegation or other remedies for inadequate performance.

         B. The MCO has written procedures for monitoring and evaluating the implementation of the delegated functions and for verifying the actual quality of care being provided.

         C. There is evidence of continuous and ongoing evaluation of delegated activities at least annually, including approval of quality improvement plans and regular specified reports.

         D. The organization evaluates the entity's ability to perform the delegated activities prior to delegation.

         E. If the organization delegates selection of providers to another entity, the organization retains the right to approve, suspend, or terminate any provider selected by that entity.

STANDARD IX: CREDENTIALING AND RECREDENTIALING - The QAPI contains the following provisions to determine whether physicians and other health care professionals, who are licensed by the State and who are under contract to the MCO, are qualified to perform their services.

         A. WRITTEN POLICIES AND PROCEDURES - The managed care organization has written policies and procedures for the credentialing process, which includes the organization's initial credentialing of practitioners, as well as its subsequent recredentialing, recertifying and/or reappointment of practitioners.

         B. OVERSIGHT BY GOVERNING BODY - The Governing Body, or the group or individual to which the Governing Body has formally delegated the credentialing function, has reviewed and approved the credentialing policies and procedures.

         C. CREDENTIALING ENTITY - The plan designates a credentialing committee or other peer review body which makes recommendations regarding credentialing decisions.

         D. SCOPE - The plan identifies those practitioners who fall under its scope of authority and action. This shall include, at a minimum, all physicians, dentists, and other licensed independent practitioners included in the review organization's literature for members, as an indication of those practitioners whose service to members is contracted or anticipated.

         E. PROCESS - The initial credentialing process obtains and reviews verification of the following information, at a minimum:

                  1. the practitioner holds a current valid license to practice;

                  2. valid DEA [Reserved] AND CDS certificate, as applicable;

                  3. graduation from medical school and completion of a residency, or other post-graduate training, as applicable;

                  4.       work history;

                  5.       professional liability claims history;

                  6. good standing of clinical privileges at the hospital designated by the practitioner as the primary admitting facility; (This requirement may be waived for practices which do not have or do not need access to hospitals.)

                  7. the practitioners holds current, adequate malpractice insurance according to the plan's policy;

                  8. any revocation or suspension of a State license or DEA/BNDD number;

                  9. any sanctions imposed by Medicare and/or Medicaid for example, suspensions, debarment, or recovery action; and

                  10.      any censure by the State or County Medical
                           Association.

                  11. The organization requests information on the practitioner from the National Practitioner Data Bank and the State Board of Medical Examiners.

                  12. The application process includes a statement by the applicant regarding:

                           a) any physical or mental health problems that may affect current ability to provide health care;

                           b) any history of chemical dependency/substance abuse;

                           c) history of loss of license and/or felony convictions;

                           e) history of loss or limitation of hospital privileges or disciplinary activity; and

                           f) an attestation to correctness/completeness of the applications.

                           This information should be used to evaluate the practitioner's current ability to practice.

                  13. There is an initial visit to each potential primary care practitioner's office, including documentation of a structured review of the site and medical recordkeeping practices to ensure conformance with the managed care organization's standards.

         F. RECREDENTIALING - A process for the periodic reverification of clinical credentials (recredentialing, reappointment, or recertification) is described in the organization's policies and procedures.

                  1. There is evidence that the procedure is implemented at least every three years.

                  2. The MCO conducts periodic review of information from the National Practitioner Data Bank, along with performance data, on all physicians, to decide whether to renew the participating physician agreement. At a minimum, the recredentialing, recertification or reappointment process is organized to verify current standing on items listed in "E-l" through "E-7", above and item "E-l2" as well.

                  3. The recredentialing, recertification or reappointment process also includes review of data from:

                           a)       member complaints;

                           b)       results of quality reviews;

                           c)       performance indicators;

                           d)       utilization management;

                           e)       member satisfaction surveys; and

                           f) reverifications of hospital privileges and current licensure.

         G. DELEGATION OF CREDENTIALING ACTIVITIES - If the managed care organization delegates credentialing (and recredentialing, recertification, or reappointment) activities, there is a written description of the delegated activities, and the delegate's accountability for these activities. There is also evidence that the delegate accomplished the credentialing activities. The managed care organization monitors the effectiveness of the delegate's credentialing and reappointment or recertification process.

         H. RETENTION OF CREDENTIALING AUTHORITY - The managed care organization retains the right to approve new providers and sites, and to terminate or suspend individual providers. The organization has policies and procedures for the suspension, reduction or termination of practitioner privileges.

         I. REPORTING REQUIREMENT - There is a mechanism for, and evidence of implementation of, the reporting of serious quality deficiencies resulting in suspension or termination of a practitioner, to the appropriate authorities.

         J. APPEALS PROCESS - There is a provider appellate process for instances where the managed care organization chooses to reduce, suspend or terminate a practitioner's privileges with the organization.

                  1. The contractor shall not terminate a contract with a health care professional for participation in the contractor's network unless the contractor provides to the health care professional a written explanation of the reasons for the proposed contract termination and an opportunity for a review or hearing. This section shall not apply in cases involving imminent harm to patient care, a determination of fraud, or a final disciplinary action by a State licensing board or other governmental agency that impairs the health care professional's ability to practice.

                  2. No contractor shall terminate or refuse to renew a contract for participation in the contractor's network solely because the health care profession has
                           (1) advocated on behalf of the enrollee; (2) filed a complaint against the contractor; (3) appealed a decision of the contractor; or (4) requested a hearing or review pursuant to this section.

                  3. For each institutional provider or supplier, the organization determines, and redetermines at specified intervals, that the provider or supplier:

                           a) Is licensed to operate in the state, and is in compliance with any other applicable state or federal requirements;

                           b) Is reviewed and approved by an appropriate accrediting body or is determined by the organization to meet standards established by the organization itself; and

                           c) In the case of a provider or supplier providing services to Medicare enrollees, is approved for participation in Medicare. (Note: This requirement does not apply to providers of additional or supplemental services for which Medicare has no approval standards.)

                  4. The organization notifies licensing and/or disciplinary bodies or other appropriate authorities, including but not limited to, the Health Care Integrity and Protection Data Bank, when a health care professional's or institutional provider or supplier's affiliation is suspended or terminated because of quality deficiencies, or as required pursuant to 45 CFR Part 61.

                  5. The organization ensures compliance with federal requirements prohibiting employment or contracts with individuals excluded from participation under either Medicare or Medicaid.

STANDARD X: ENROLLEE RIGHTS AND RESPONSIBILITIES - The organization demonstrates a commitment to treating members in a manner that acknowledges their rights and responsibilities.

         A. WRITTEN POLICY ON ENROLLEE RIGHTS - The organization has a written policy that complies with federal and state laws affecting the rights of enrollees and that recognizes the following rights of members:

                  1. to be treated with respect, dignity, and need for privacy;

                  2. to be provided with information about the organization, its services, the practitioners providing care, and members rights and responsibilities and to be able to communicate and be understood with the assistance of a translator if needed.

                  3. to be able to choose primary care practitioners, within the limits of the plan network, including the right to refuse care from specific practitioners;

                  4. to participate in decision-making regarding their health care, to be fully informed by the Primary Care Practitioner, other health care provider or Care Manager of health and functional status, and to participate in the development and implementation of a plan of care designed to promote functional ability to the optimal level and to encourage independence;

                  5. to voice grievances about the organization or care provided and recommend changes in policies and services to plan staff, providers and outside representatives of the enrollee's choice, free of restraint, interference, coercion, discrimination or reprisal by the plan or its providers;

                  6. to formulate advance directives; [Note: policies, procedures, and information to enrollees must reflect changes in State law no later than 90 days after the effective date of the change.];

                  7. to have access to his/her medical records in accordance with applicable Federal and State laws.

                  8. to be free from harm, including unnecessary physical restraints or isolation, excessive medication, physical or mental abuse or neglect;

                  9.       to be free of hazardous procedures;

                  10. to receive information on available treatment options or alternative courses of care;

                  11. to refuse treatment and be informed of the consequences of such refusal;

                  12. to have services provided that promote a meaningful quality of life and autonomy for members, independent living in members' homes and other community settings as long as medically and socially feasible, and preservation and support of members' natural support systems.

                  13. to request and receive a copy of his/her medical records, and to request that they be amended or corrected, as specified in 45 CFR Part 164.

         B. WRITTEN POLICY ON ENROLLEE RESPONSIBILITIES - The organization has a written policy that addressees members' responsibility for cooperating with those providing health care services. This written policy addresses members' responsibility for:

                  1. providing, to the extent possible, information needed by professional staff in caring for the member; and

                  2. following instructions and guidelines given by those providing health care services.

         C.       COMMUNICATION OF POLICIES TO PROVIDERS AND ORGANIZATION STAFF
                  - A copy of the organization's policies on members' rights and responsibilities is provided to all participating providers annually. The organization must monitor and promote compliance with the policies by the contractor's staff and affiliated providers.

         D. COMMUNICATION OF POLICIES TO ENROLLEES/MEMBERS - Upon enrollment and annually thereafter, members are provided a written statement that includes information on the following:

                  1. rights and responsibilities of members including the specific informational requirements of this section;

                  2. benefits and services included and excluded as a condition of membership, and how to obtain them, including a description of:

                           a) procedures for obtaining services, including authorization requirements;

                           b) any special benefit provisions (for example, co-payment, higher deductibles, rejection of claim) that may apply to service obtained outside the system;

                           c) procedures for obtaining services covered by the Medicaid fee-for-service program;

                           d) the procedures for obtaining out-of-area coverage; and

                           e) policies on referrals for specialty and ancillary care.

                  3.       provisions for after-hours and emergency coverage;

                  4. the organization's policy and procedures on referrals for specialty care and ancillary services;

                  5.       charges to members, if applicable, including:

                           a)       policy on payment of charges;

                           b) co-payment and fees for which the member is responsible; and

                           c) what to do if a member receives a bill for services.

                  6. procedures for notifying those members affected by the termination or change in any benefits, services, service delivery office/site, or affiliated providers.

                  7. procedures for appealing decisions adversely affecting the member's coverage, benefits, or relationship to the organization.

                  8.       procedures for changing practitioners;

                  9.       procedures for disenrollment; and

                  10. procedures for voicing complaints and/or grievances and for recommending changes in policies and services.

         E. ENROLLEE/MEMBER GRIEVANCE PROCEDURES - The organization has, and communicates to enrollees, staff, and providers, a system(s), linked to the QAPI, for resolving members' complaints and formal grievances. This system includes:

                  1. procedures for registering and responding to complaints and grievances in a timely fashion (organizations should establish and monitor standards for timeliness);

                  2. documentation of the substance of complaints or grievances, and actions taken;

                  3. procedures to ensure a resolution of the complaint or grievance;

                  4. aggregation and analysis of complaint and grievance data and use of the data for quality improvement; and

                  5.       an appeal process for grievances.

         F. ENROLLEE/MEMBER SUGGESTIONS - Opportunity is provided for members to offer suggestions for changes in policies and procedures.

         G. STEPS TO ASSURE ACCESSIBILITY OF SERVICES - The managed care organization takes steps to promote accessibility of all services, both clinical and non-clinical, offered to members, including those with limited English proficiency and reading skills, with diverse cultural and ethnic backgrounds, the homeless and individuals with physical and mental disabilities. These steps include:

                  1. The points of access to primary care, specialty care, and hospital services are identified for members.

                  2.       At a minimum, members are given information about:

                           a) how to obtain services during regular hours of operations;

                           b)       how to obtain emergency and after-hours
                                    care;

                           c)       how to obtain second opinions;

                           d) how to obtain the names, qualifications, and titles of the professionals providing and/or responsible for their care;

                           e) how to select a PCP from among those accepting new enrollees; and.

                           f)       physical accessibility.

         H.       WRITTEN INFORMATION FOR MEMBERS -

                  1. Member information (for example, subscriber brochures, announcements, handbooks) is written in prose that is readable and easily understood.

                  2. Written information is available, as needed, in the languages of the major population groups served. A "major" population is one which represents at least 5% of a plan's membership.

         I. CONFIDENTIALITY OF PATIENT INFORMATION - The organization acts to ensure that the confidentiality of specified patient information and records is protected.

                  1. The organization has established in writing, and enforced, policies and procedures on confidentiality, including confidentiality of medical records.

                  2. Information from, or copies of, records may be released only to authorized individuals, and the organization must ensure that unauthorized individuals cannot gain access to or alter patient records. Original medical records must be released only in accordance with federal or state laws, court orders, or subpoenas.

                  3. The organization ensures that patient care offices/sites have implemented mechanisms that guard against the unauthorized or inadvertent disclosure of confidential information to persons outside of the medical care organization.

                  4. The organization shall hold confidential all information obtained by its personnel about enrollees related to their examination, care and treatment and shall not divulge it without the enrollee's authorization, unless:

                           a)       it is required by law;

                           b) it is necessary to coordinate the patient's care with physicians, hospitals, or other health care entities, or to coordinate insurance or other matters pertaining to payment;

                           c) it is necessary in compelling circumstances to protect the health or safety of an individual.

                  5. Any release of information in response to a court order is reported to the patient in a timely manner.

                  6. Enrollee records may be disclosed, whether or not authorized by the enrollee, to qualified personnel for the purpose of conducting scientific research, but these personnel may not identify, directly or indirectly, any individual enrollee in any report of the research or otherwise disclose participant identity in any manner.

         J. TREATMENT OF MINORS AND INDIVIDUALS WITH DISABILITIES - The organization has written policies regarding the appropriate treatment of minors and individuals with disabilities.

         K. ASSESSMENT OF MEMBER SATISFACTION - If the organization conducts periodic surveys of member satisfaction with its services, the following must be included in the surveys.

                  1. The surveys include content on perceived problems in the quality, availability, and accessibility of care including difficulties experienced by people with disabilities in finding primary care doctors or specialists who are trained and experienced in treating people with disabilities.

                  2.       The surveys assess at least a sample of:

                           a)       all Medicaid members;

                           b)       Medicaid member requests to change
                                    practitioners and/or facilities;

                                    and

                           c)       disenrollment by Medicaid members.

                  3.       As a result of the surveys, the organization:

                           a) identifies and investigates sources of dissatisfaction;

                           b) outlines action steps to follow-up on the findings; and

                           c) informs practitioners and providers of assessment results.

                  4. The organization reevaluates the effects of the above activities.

         L.       PRESERVATION AND SUPPORT OF MEMBERS' NATURAL SUPPORT SYSTEMS.

STANDARD XI: STANDARDS FOR AVAILABILITY AND ACCESSIBILITY - The MCO has established standards for access (e.g., to routine, urgent and emergency care; telephone appointments; advice; and member service lines). Performance on these dimensions of access are assessed against the standards.

STANDARD XII: MEDICAL RECORDS STANDARDS

         A.       ACCESSIBILITY AND AVAILABILITY OF MEDICAL RECORDS -

                  1. The MCO shall include provisions in provider contracts for appropriate access to the medical records of its enrollees for purposes of quality reviews conducted by the Secretary, State Medicaid agencies, or agents thereof.

                  2. Records are available to health care practitioners at each encounter.

                  3. The MCO conducts ongoing programs to monitor compliance with its policies and procedures for medical records.

         B. RECORDKEEPING - Medical records may be on paper or electronic. The Plan takes steps to promote maintenance of medical records in a legible, current, detailed, organized and comprehensive manner that permits effective patient care and quality review as follows:

                  1. medical record standards - The organization sets standards for medical records. The records reflect all aspects of patient care, including ancillary services. These standards shall, at a minimum, include requirements for:

                           a) patient identification information - Each page or electronic file in the record contains the patient's name or patient ID number.

                           b)       personal/biographical data -
                                    Personal/biographical data includes: age;
                                    sex; address; employer; home and work
                                    telephone numbers; and marital status.

                           c)       entry date - All entries are dated.

                           d) provider identification - All entries are identified as to author.

                           e) legibility - The record is legible to someone other than the writer. Any record judged illegible by one physician reviewer should be evaluated by a second reviewer.

                           f) allergies - Medication allergies and adverse reactions are prominently noted on the record. Absence of allergies (no known allergies -- NKA) is noted in an easily recognizable location.

                           g) past medical history - (for patients seen 3 or more times) Past medical history is easily identified including serious accidents, operations, illnesses. For children, past medical history related to prenatal care and birth.

                           h) immunizations - for pediatric records (ages 12 and under) there is a completed immunization record or a notation that immunizations are up-to-date.

                           i)       diagnostic information

                           j)       medication information

                           k) identification of current problems - Significant illnesses, medical conditions and health maintenance concerns are identified in the medical record.

                           1) smoking/ETOH/substance abuse - Notation concerning cigarettes and alcohol use and substance abuse is present. (For patients 12 years and over and seen 3 or more times.) Abbreviations and symbols may be appropriate.

                           m) consultations, referrals, and specialist reports - Notes from any consultations are in the record. Consultation, lab, and x-ray reports filed in the chart have the ordering physician's initials or other documentation signifying review. Consultation and significantly abnormal lab and imaging study results have an explicit notation in the record of follow-up plans.

                           n)       emergency care

                           o) hospital discharge summaries - discharge summaries are included as part of the medical record for: (1) all hospital-admissions which occur while the patient is enrolled in the MCO and (2) prior admissions as necessary.

                           p) advance directive - For medical records of adults, the medical record documents whether or not the individual has executed an advance directive. An advance directive is a written instruction such as a living will or durable power of attorney for health care relating to the provision of health care when the individual is incapacitated.

                  2. patient visit data - documentation of individual encounters must provide adequate evidence of, at a minimum:

                           a)       history and physical examination -
                                    Appropriate subjective and objective
                                    information is obtained for the presenting complaints;

                           b)       plan of treatment;

                           c)       diagnostic tests;

                           d)       therapies and other prescribed regimens;

                           e) follow-up - Encounter forms or notes have a notation, when indicated, concerning follow-up care, call or visit. Specific time to return is noted in weeks, months, or PRN. Unresolved problems from previous visits are addressed in subsequent visits.

                           f)       referrals and results thereof; and

                           g) all other aspects of patient care, including ancillary services.

         C.       RECORD REVIEW PROCESS -

                  1. The MCO has a system (record review process) to assess the content of medical records for legibility, organization, completion and conformance to its standards.

                  2. The record assessment system addresses documentation of the items list in B, above.

                  3. The organization ensures appropriate and confidential exchange of information among providers, such that:

                           a) A provider making a referral transmits necessary information to the provider receiving the referral;

                           b) A provider furnishing a referral service reports appropriate information to the referring provider;

                           c) Providers request information from other treating providers as necessary to provide care;

                           d)       If the organization offers a
                                    point-of-service benefit or other benefit providing coverage of services by non-network providers, the organization transmits information about services used by an enrollee under the benefit to the enrollee's primary care provider; and

                           e) When an enrollee chooses a new primary care provider within the network, the enrollee's records are transferred to the new provider in a timely manner that ensures continuity of care.

                  4. The organization has policies and procedures for sharing enrollee information with any organization with which the enrollee may subsequently enroll.

STANDARD XIII: UTILIZATION REVIEW -

         A. WRITTEN PROGRAM DESCRIPTION - The organization has a written utilization management program description which includes, at a minimum, procedures to evaluate medical necessity, criteria used, information sources and the process used to review and approve the provision of medical services.

         B. SCOPE - The program has mechanisms to detect underutilization as well as overutilization.

         C. PREAUTHORIZATION AND CONCURRENT REVIEW REQUIREMENTS - For organizations with preauthorization or concurrent review programs:

                  1. The organization implements written policies and procedures, reflecting current standards of medical practice, for processing requests for initial authorization of services or requests for continuation of services.

                          a) The policies specify time frames for responding to requests for initial and continued determinations, specify information required for authorization decisions, provide for consultation with the requesting provider when appropriate, and provide for expedited response to requests for authorization of urgently needed services.

                           b) Criteria for decisions on coverage and medical necessity are clearly documented, are based on reasonable medical evidence or a consensus of relevant health care professionals, and are regularly updated.

                           c) Mechanisms are in place to ensure consistent application of review criteria and compatible decisions.

                           d) A clinical peer reviews all decisions to deny authorization on grounds of medical appropriateness.

                           e) The requesting provider and the enrollee are promptly notified of any decision to deny, limit, or discontinue authorization of services. The notice specifies the criteria used in denying or limiting authorization and includes information on how to request reconsideration of the decision pursuant to the procedures established. The notice to the enrollee must be in writing.

                           f) Compensation to persons or organizations conducting utilization management activities shall not be structured so as to provide inappropriate incentives for denial, limitation or discontinuation of authorization of services.

                           g) The organization does not prohibit providers from advocating on behalf of enrollees within the utilization management process.

                           h) Mechanisms are in effect to detect both underutilization and overutilization of services.

                  2. Preauthorization and concurrent review decisions are supervised by qualified medical professionals.

                  3. Efforts are made to obtain all necessary information, including pertinent clinical information, and consult with the treating physician as appropriate.

                  4. The reasons for decisions are clearly documented and available to the member.

                  5. There are well-publicized and readily available appeals mechanisms for both providers and patients. Notification of a denial includes a description of how to file an appeal.

                  6. Decisions and appeals are made in a timely manner as required by the exigencies of the situation.

                  7. There are mechanisms to evaluate the effects of the program using data on member satisfaction, provider satisfaction or other appropriate measures.

                  8. If the organization delegates responsibility for utilization management, it has mechanisms to ensure that these standards are met by the delegate.

STANDARD XIV: CONTINUITY OF CARE SYSTEM - The MCO has put a basic system in place which promotes continuity of care and case management including a mechanism for tracking issues over time with an emphasis on improving health outcomes, as well as preventive services and maintenance of function for people with disabilities.

STANDARD XV: QAPI DOCUMENTATION -

         A. SCOPE - The MCO shall document that it is monitoring the quality of care across all services and all treatment modalities, according to its written QAPI. (The review of the entire range of care is expected to be carried out over multiple review periods and not on a concurrent basis.)

         B. MAINTENANCE AND AVAILABILITY OF DOCUMENTATION - The MCO must maintain and make available to the State, and upon request to the Secretary, studies, reports, protocols, standards, worksheets, minutes, or such other documentation as may be appropriate, concerning its QA activities and corrective actions.

STANDARD XVI: COORDINATION OF QA ACTIVITY WITH OTHER MANAGEMENT ACTIVITY - The findings, conclusions, recommendations, actions taken, and results of the actions taken as a result of QA activity, are documented and reported to appropriate individuals within the organization and through the established QA channels.

         A. QA information is used in recredentialing, recontracting and/or annual performance evaluations.

         B. QA activities are coordinated with other performance monitoring activities, including utilization management, risk management, and resolution and monitoring of member complaints and grievances.

         C. There is a linkage between QA and the other management functions of the health plan such as:

                  1.       network changes;

                  2.       benefits redesign;

                  3.       medical management systems (e.g., pre-certification);

                  4.       practice feedback to physicians;

                  5.       patient education; and

                  6.       member services.

B.4.15 HYSTERECTOMY AND STERILIZATION PROCEDURES AND CONSENT FORMS

HYSTERECTOMY RECEIPT OF INFORMATION FORM
FD-189

Federally prescribed documentation regulations for hysterectomies are extremely rigid. Specific Medicaid requirements must be met and documented on the Hysterectomy Receipt of Information Form (FD-189). Any claim (hospital, operating physician, anesthesiologist, clinic, etc) involving hysterectomy procedures must have a properly completed FD-189 attached when submitted for payment. Hysterectomy claims are hard copy restricted; electronic billing is not permitted.

Additional information concerning Medicaid policy governing hysterectomy procedures may be found in Title 10, Subchapter 54, Section V Physicians' Services, included with your manual.

Providers may obtain additional copies of the FD-189 form from the Fiscal Agent; however, photocopies of the FD-189 are acceptable.

A sample of the Hysterectomy Receipt of Information Form and instructions for the form's proper completion are included for reference.

                              STATE OF NEW JERSEY
                          DEPARTMENT OF HUMAN SERVICES
                         DIVISION OF MEDICAL ASSISTANCE
                              AND HEALTH SERVICES

HYSTERECTOMY RECEIPT OF INFORMATION FORM

A woman who has a hysterectomy can never again get pregnant. When you have a hysterectomy, the doctor removes your uterus (womb). You can not have a baby after your uterus is removed and you will not have menstrual periods anymore.

I received the above information orally and in writing from____________________________________________ name of clinic or
_______________________________before my operation was performed.
physician

I talked to________________________________about a hysterectomy._______________
              name of responsible person(s)                       she/he/they
discussed it with me and gave me a chance to ask questions and answered them for me before the operation.

I have read all of this notice. I agree that it is a true description of what was explained to me by
___________________________of__________________________________________ and that
     name of staff member          clinic/hospital/physician
all my questions were answered to my satisfaction.

 I,_____________________________, hereby consent (or did consent) of my own free name of recipient
will to have a hysterectomy done by______________________________________ and/or physician
associate(s) or assistant(s) of his or her choice.

I consent (or did consent) to any other medical treatment that the doctor thinks is (was) necessary to preserve my health.

I also consent to the release of this form and other medical records about the operation to representatives of the United States Department of Health and Human Services or employees of programs or projects funded by that Department but only for purposed of determining if Federal laws were observed.

______________________________                         ________________________
    RECIPIENT'S SIGNATURE                                DATE: MONTH/DAY/YEAR

FD-189 (Rev 7/83)                                                         7472 M
ED 7/83

                  ITEM-BY-ITEM INSTRUCTIONS FOR COMPLETING THE
           HYSTERECTOMY RECEIPT OF INFORMATION FORM FD-189 (REV 3/91)

1) NAME OF CLINIC OR PHYSICIAN: Enter the name of the clinic or physician who provided the information.

2) NAME OF RESPONSIBLE PERSON(S): Enter the name of the individual who discussed the procedure with the recipient.

3)       SHE/HE/THEY: Enter appropriate selection.

4) NAME OF STAFF MEMBER. Enter the name of the individual who explained the procedure to the recipient.

5) CLINIC/HOSPITAL/PHYSICIAN: Enter the name of the clinic/hospital or physician's office in which the individual who explained the procedure is affiliated.

6) RECIPIENT'S NAME: Copy the recipient's name as printed on the Medicaid Eligibility Identification Card. First name must be entered first.

7)       NAME OF PHYSICIAN: Enter the physician's name.

8) RECIPIENT'S SIGNATURE AND DATE: Recipient must personally sign and hand date the completed form.

                            CONSENT FORM - 7473 M ED

Federally prescribed documentation regulations for sterilization procedures are extremely rigid. Specific Medicaid requirements must be met and documented on the Consent Form prior to the sterilization of an individual.

The Consent Form is a replica of the form contained in the Federal Regulations and must be utilized by providers when submitting claims for sterilization procedures. Any claim (hospital, operating physician, anesthesiologist, clinic, etc) involved in a sterilization procedure must have a properly completed Consent Form attached when it is submitted for payment. Sterilization claims are hard copy restricted; electronic billing is not permitted.

Additional information concerning Medicaid policy governing sterilization procedures may be found in Title 10, Subchapter 54, Section V Physicians' Services, included with you manual.

Providers may obtain additional copies of the Consent Form from the Fiscal Agent; however, photocopies of the Consent Form are acceptable.

A sample of the Consent Form and instructions for the form's proper completion are provided for reference.

                                  CONSENT FORM

NOTICE: YOUR DECISION, AT ANY TIME, NOT TO BE STERILIZED WILL NOT RESULT IN THE WITHDRAWAL OR WITHHOLDING OF ANY BENEFITS PROVIDED BY PROGRAMS OR PROJECTS RECEIVEING FEDERAL FUNDS.

                           -CONSENT TO STERILIZATION-
                    -STATEMENT OF PERSON OBTAINING CONSENT-

         I have asked for and received information about sterilization from
_______________________.
   doctor or clinic

When I first asked for the information, I was told that the decision to be sterilized is completely up to me. I was told that I could decide not to be sterilized. If I decide not to be sterilized, my decision will not affect my right to future care or treatment. I will not lose any help or benefits from programs receiving Federal funds, such as AFDC or Medicaid that I am now getting or for which I may become eligible.

         I UNDERSTAND THAT THE STERILIZATION MUST BE CONSIDERED PERMANENT AND NOT REVERSIBLE. I HAVE DECIDED THAT I DO NOT WANT TO BECOME PREGNANT, BEAR CHILDREN OR FATHER CHILREN.

         I was told about those temporary methods of birth control that are available and could be provided to me which will allow me to bear or father a child in the future. I have rejected these alternatives and chosen to be sterilized.

         I understand that I will be sterilized by an operation known as a ___________________________. The discomforts, risks and benefits associated with specify type of operation the operation have been explained to me. All my questions have been answered to my satisfaction.

         I understand that the operation will not be done until at least thirty
(30) days after I sign this form. I understand that I can change my mind at any time and that my decision at any time not to be sterilized will not result in the withholding of any benefits or medical services provided by federally funded programs.

         I am at least 21 years of age and was born on_________________________.
                                                           month/day/year

I._________________ hereby consent of my own free will to be  sterilized by recipient
_______________________________ by a method called _____________________. My doctor
consent expires 180 days from the date of my signature below.

         I also consent to the release of this form and other medical records about the operation to: Representatives of the Department of Health, Education, and Welfare or Employees of programs or projects funded by that Department, but only for determining if Federal laws were observed.

_________________________________     Date:_______________
          signature                         month/day/year

         You are requested to supply the following information, but it is not required: Race and ethnicity designation Please check one:

[ ] American Indian or                [ ] Black (not of Hispanic origin)
    Alaska Native                     [ ] Hispanic
[ ] Asian or Pacific Islander         [ ] White (not of Hispanic origin)

                           -INTERPRETER'S STATEMENT-

         If an interpreter is provided to assist the individual to be sterilized:

         I have translated the information and advice presented orally to the individual to be sterilized by the person obtaining this consent. I have also read him/her the consent form in______________language and explained its contents to him/her. To the best of my knowledge and belief he/she understood this explanation.

__________________________            Date:_________________
         interpreter                          month/day/year

7473-MED 3/81

Before_________________________________________signed the consent form. I name of individual
explained to him/her the nature of the sterilization operation ________________, the fact that it is intended to be a final and irreversible procedure and the discomforts, risks and benefits associated with it.

         I counseled the individual to be sterilized that alternative methods of birth control are available which are temporary. I explained that sterilization is different because it is permanent.

         I informed the individual to be sterilized that his/her consent can be withdrawn at any time and that he/she will not lose any health services or any benefits provided by Federal funds.

         To the best of my knowledge and belief the individual to be sterilized is at least 21 years old and appears mentally competent. He/She knowingly and voluntarily requested to be sterilized and appears to understand the nature and consequence of the procedure.

____________________________________________   Date:____________________
   signature of person obtaining consent               month/day/year

_________________________________________________________________________
                                  facility

_________________________________________________________________________
                                  address

                            -PHYSICIAN'S STATEMENT-

 Shortly before I performed a sterilization operation upon __________________________________on__________________________________
name of individual to be sterilized  date of sterilization operation

I explained to him/her the nature of the sterilization operation
__________________, the fact that it is intended to be a final and irreversible specify type of operation procedure and the discomforts, risks and benefits associated with it.

         I counseled the individual to be sterilized that alternative methods of birth control are available which are temporary. I explained that sterilization is different because it is permanent.

         I informed the individual to be sterilized that his/her consent can be withdrawn at any time and that he/she will not lose any health services or benefits provided by Federal funds.

         To the best of my knowledge and belief the individual to be sterilized is at least 21 years old and appears mentally competent. He/She knowingly and voluntarily requested to be sterilized and appeared to understand the nature and consequences of the procedure.

         (Instructions for use of alternative final paragraphs: Use the first paragraph below except in the case of premature delivery or emergency abdominal surgery where the sterilization is performed less than thirty (30) days after the date of the individual's signature on the consent form. In those cases, the second paragraph below must be used. Cross out the paragraph that is not used.)

1) At least thirty (30) days have passed between the date of the individual's signature on this consent form and the date the sterilization was performed.

2) This sterilization was performed less than thirty (30) days but more than 72 hours after the date of the individual's signature on this consent form because of the following circumstances (check applicable box and fill in information requested):

         [ ]  Premature deliver
         [ ]  Individual's expected date of delivery:
         [ ]  Emergency abdominal surgery:
                 (describe circumstances);

__________________________________________ Date:___________________________
             physician                                month/day/year

                  ITEM-BY-ITEM INSTRUCTIONS FOR COMPLETING THE
          STERILIZATION CONSENT FORM SECTION 1 CONSENT TO STERILIZATION

1)       DOCTOR OR CLINIC: Enter the name of the physician or clinic.

2)       STERILIZATION PROCEDURE: Enter the name of the sterilization procedure.

3) RECIPIENT'S DATE OF BIRTH: Enter recipient's date of birth in month, day, and year sequence (mm/dd/yy).

4) RECIPIENT'S NAME: Copy the recipient's name as printed on the Medicaid Eligibility Identification Card. First name must be entered first.

5)       DOCTOR: Enter physician's name who is performing the procedure

6)       TYPE OF STERILIZATION: Enter the method of sterilization chosen.

7) RECIPIENT'S SIGNATURE AND DATE: Recipient must personally sign and hand date form at least thirty (30) days, but not more than 180 days prior to surgery.

Section II Race and Ethnicity Designation:

8) RACE AND ETHNICITY DESIGNATION: OPTIONAL INFORMATION requested by the Federal Government, but is NOT required.

Section III Interpreter's Statement: To be used only when the Recipient does not speak English

9)       LANGUAGE USED: Enter language used.

10) INTERPRETER'S SIGNATURE: Interpreter must sign and date form at least thirty (30) days, but not more than 180 days prior to the sterilization procedure.

Section IV Statement of Person Obtaining Consent

11)      NAME OF INDIVIDUAL: Enter the name of the recipient as it appears in
         Section I, item 4.

12)      STERILIZATION/OPERATION: Enter the name of the sterilization procedure.

13) SIGNATURE OF PERSON OBTAINING CONSENT: Signature and date of the person who explains the procedure to the recipient and obtains the recipient's consent. Must be completed at least thirty (30) days, but not more than 180 days prior to the sterilization procedure.

14) FACILITY'S NAME AND ADDRESS: Enter the name and address of the facility or physician's office with which the person obtaining the consent is affiliated.

15) NAME OF INDIVIDUAL TO BE STERILIZED: Enter the recipient's name as it appears in Section I, item 4.

16) DATE OF STERILIZATION: Enter the date of the sterilization in month, day, and year sequence (mm/dd/yy).

17) SPECIFY TYPE OF OPERATION: Enter the name of the sterilization procedure.

18) PARAGRAPHS 1) AND 2): The physician must indicate the paragraph that applies to recipient's situation. Paragraph 1) states that at least thirty (30) days have passed between the date of the individual's signature on the consent form and the date the sterilization was performed. Paragraph 2) states that the sterilization was performed less than thirty (30) days, but more than 72 hours after the date of the individual's signature on the consent form. The circumstances are premature delivery (state the expected date of delivery) or emergency abdominal surgery (describe the emergency).

19) PHYSICIAN'S SIGNATURE AND DATE: Physician must sign and date form after the surgery has been performed.

B.4.16 REGIONAL CHILD ABUSE AND NEGLECT DIAGNOSTIC AND TREATMENT CENTERS

               NEW JERSEY CHILD ABUSE REGIONAL DIAGNOSTIC CENTERS

Children's House (serving Bergen, Passaic, Morris, Sussex, Warren and Hudson counties)
Northern Regional Diagnostic Center for Child Abuse and Neglect
Hackensack University Medical Center
300 Atlantic Street
Hackensack, NJ 07601
(201)966-2271
Fax (201)996-4926
Clinical Coordinator and Director of Operations - Colleen Kearney, RN, BSN, SANE Medical Director - Dr. Julia DeBellis
DYFS Contact Person - Deanna Ladas, MSW, LSW

Children's Hospital Abuse Management Program (CHAMP) (serving Essex County) Children's Hospital of New Jersey at Newark Beth Israel Medical Center
201 Lyons Avenue at Osborne Terrace, 13
Newark, NJ 07112
(973) 926-5590
Fax (973) 923-6487
Program Co-Directors - Dr. Anna Haroutunian and Peggy Foster
Medical Director - Dr. Anna Haroutunian
Supervising Psychologist - Anthony D'Urso
DYFS Contact Person - Doris Chodoreoff, Coordinator; make referrals to her at
(973) 926-2266

Central Jersey Regional Child Abuse Center (serving Middlesex, Union, Somerset, Hunterdon, Monmouth, Ocean, and Mercer counties)

Child Protection Center (physical abuse) mailing address:
         Saint Peter's Medical Center
         254 Easton Avenue
         New Brunswick, NJ 08901
         Fax (732) 745-2344

site address:
         123 How Lane
         New Brunswick, NJ 08901
         (732) 745-9449

Program Director - Dr. Bipin Patel, Chairman of the Department of Pediatrics Medical Co-Directors - Dr. Elizabeth Susan Hodgson and Dr. Cynthia Barabas DYFS Contact Person - Patti Cizin, RN, CPNP, Program Coordinator

Child Sexual Abuse Program
Robert Wood Johnson Medical School
1 Robert Wood Johnson Place, CN 19

New Brunswick, NJ 08903
(732)235-6146
Fax (732)235-6006
Program Director - Dr. Bipin Patel, Chairman, St. Peter's Medical Center Dept.
 of Peds.
Medical Director - Dr. Linda Shaw
DYFS Contact Persons - Mary Fierro, LCSW, Program Coordinator, Rachel Cohen,
 MSW, LCSW, or Liana Acosta, BA
clinical sites:
Clinical Academic Building
125 Paterson Street
New Brunswick, NJ 08903
Elizabeth General Medical Center
Elizabeth General East
655 East Jersey Avenue
Elizabeth, NJ 07206
Trenton Health Department
222 East State Street
Trenton, NJ 08608

Center for Children's Support (serving Atlantic, Burlington, Camden, Cape May,
 Cumberland, Gloucester, and Salem counties)
University of Medicine and Dentistry of New Jersey - School of Osteopathic
 Medicine
42 East Laurel Road
Suite 1100
Stratford, NJ 08084
(609) 566-7036
Fax (609) 566-6108
Program and Medical Director - Dr. Martin Finkel
Director of Mental Health Services - Dr. Esther Deblinger
Program Coordinator - Bob Raynor
DYFS Contact Person for medical examination - Gwen Barton, MSW, LCSW
DYFS Contact Person for mental health services - Gladys Rosario, MSEd

B.4.17 DUR STANDARDS

                                    TABLE 1
                            THERAPEUTIC DUPLICATION

                                  beta-blockers
                                 ace inhibitors
                               cardiac glycosides
                       sedative-hypnotics non-barbiturates
                                  anxiety drugs
                     selective serotonin reuptake inhibitor
                         intestinal motility stimulants
                                   lipotropics
                             proton pump inhibitors

                                     TABLE 3
                              DRUG-DRUG INTERACTION

------------------------------------------------------------------------
     DRUG ONE                                              DRUG TWO
------------------------------------------------------------------------
   amphetamines                                              MAOIs
------------------------------------------------------------------------
azole antifungals                                        cisapride
------------------------------------------------------------------------
  Bartbiturates                                      oral anticoagulants
------------------------------------------------------------------------
     levodopa                                               MAOIs
------------------------------------------------------------------------
  metronidazole                                          barbiturates
------------------------------------------------------------------------
     Nitrates                                             sildenafil
------------------------------------------------------------------------
    selegiline                                              SSRIs
------------------------------------------------------------------------
      SSRIs                                                 MAOIs
------------------------------------------------------------------------
       TCAs                                                 MAOIs
------------------------------------------------------------------------

                                     TABLE 4
                         MAXIMUM DAILY DOSAGE STANDARDS
                         PHARMACEUTICAL INHALANTS ONLY

--------------------------------------------------------------------------------------------------------------
                                                  NUMBER                   MAXIMUM
                                                ACTUATIONS                 DOSE/DAY                 MAXIMUM
 DRUG NAME*                      PKG. SIZE       PER UNIT                (ACTUATIONS)+             DAY SUPPLY
--------------------------------------------------------------------------------------------------------------
AEROBID                             7 GM           100                         8                        13
--------------------------------------------------------------------------------------------------------------
AEROBID-M                           7 GM           100                         8                        13
--------------------------------------------------------------------------------------------------------------
AZMACORT                           20 GM           240                        16                        15
--------------------------------------------------------------------------------------------------------------
ATROVENT .03%                      30 CC           345                        12                        29
--------------------------------------------------------------------------------------------------------------
ATROVENT .06%                      15 CC           165                        16                        11
--------------------------------------------------------------------------------------------------------------
ATROVENT                           14 GM           200                        12                        17
--------------------------------------------------------------------------------------------------------------
ASTELIN                            34 CC           200                         8                        25
--------------------------------------------------------------------------------------------------------------
BECLOVENT                          17 GM           200                        20                        10
--------------------------------------------------------------------------------------------------------------
BECONASE                           17 GM           200                         6                        34
--------------------------------------------------------------------------------------------------------------
BECONASE AQ                        25 GM           200                         8                        25
--------------------------------------------------------------------------------------------------------------
COMBIVENT                          15 GM           200                        12                        17
--------------------------------------------------------------------------------------------------------------
DDAVP                               5 CC            50                         4                        13
--------------------------------------------------------------------------------------------------------------
FLONASE                            16 GM           120                         4                        30
--------------------------------------------------------------------------------------------------------------
FLOVENT 44UG                       13 GM           120                        40                         3
--------------------------------------------------------------------------------------------------------------
FLOVENT 110UG                      13 GM           120                        16                         8
--------------------------------------------------------------------------------------------------------------
FLOVENT 220UG                      13 GM           120                         8                        15
--------------------------------------------------------------------------------------------------------------
INTAL                              14 GM           200                         8                        25
--------------------------------------------------------------------------------------------------------------
MAXAIR                             26 GM           300                        12                        25
--------------------------------------------------------------------------------------------------------------
MAXAIR AUTO                        14 GM           400                        12                        34
--------------------------------------------------------------------------------------------------------------
NASACORT                           10 GM           100                         8                        13
--------------------------------------------------------------------------------------------------------------
NASACORT AQ                        17 GM           120                         4                        30
--------------------------------------------------------------------------------------------------------------
NASAREL                            25 CC           200                        16                        13
--------------------------------------------------------------------------------------------------------------
NASALIDE                           25 CC           200                        12                        13
--------------------------------------------------------------------------------------------------------------
NASONEX                            17 GM           120                         4                        30
--------------------------------------------------------------------------------------------------------------
PULMICORT                         200 MCG          200                         8                        25
--------------------------------------------------------------------------------------------------------------
RHINOCORT                           7 GM           200                         8                        25
--------------------------------------------------------------------------------------------------------------
SEREVENT                           13 GM           120                         4                        30
--------------------------------------------------------------------------------------------------------------
TILADE                             16 GM           104                         8                        13
--------------------------------------------------------------------------------------------------------------
TORNALATE                          16 GM           300                        12                        25
--------------------------------------------------------------------------------------------------------------
VANCENASE AQ                       19 GM           120                         4                        30
--------------------------------------------------------------------------------------------------------------
VANCENASE PKT                       7 GM           200                         8                        25
--------------------------------------------------------------------------------------------------------------
PROVENTIL                          17 GM           200                        12                        17
--------------------------------------------------------------------------------------------------------------
VANCERIL                           17 GM           200                        20                        10
--------------------------------------------------------------------------------------------------------------
VENTOLIN                           17 GM           200                        12                        17
--------------------------------------------------------------------------------------------------------------
PROVENTIL HFA                       7 GM           200                        12                        17
--------------------------------------------------------------------------------------------------------------
VANCERIL DS                        12 GM           120                        10                        12
--------------------------------------------------------------------------------------------------------------

*ALL PRODUCTS TRADEMARK PROTECTED

+ 12 YEARS OF AGE AND OLDER

                     TABLE 5 MAXIMUM DAILY DOSAGE STANDARDS

-------------------------------------------------------------------------------------------------------------
                      Maximum Daily Dosage      Maximum Daily
                      Standards Ages 18 to     Dosage Standards                                     Effective
Generic Name                  65                 Over Age 65            Drug Class                    Date
-------------------------------------------------------------------------------------------------------------
Benazepril                   80mg                    80mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Captopril                   450mg                   450mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Enalapril                    40mg                    40mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Fosinopril                   80mg                    80mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Lisinopril                   40mg                    40mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Quinapril                    40mg                    40mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Ramipril                     20mg                    20mg          ACE Inhibitor                    5/15/2000
-------------------------------------------------------------------------------------------------------------
Acebutolol                 1200mg                   800mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Atenolol                    200mg                   200mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Betaxolol                    20mg                    20mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Bisoprolol                   20mg                    20mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Labetalol                  2400mg                  2400mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Metoprolol                  450mg                   450mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Metoprolol XR               400mg                   400mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Nadolol                     320mg                   320mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Pindolol                     60mg                    60mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Propanolol                  640mg                   640mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Propranol SR                640mg                   640mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Sotalol                     640mg                   640mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Timolol                     120mg                   120mg          beta-blocker                     5/15/2000
-------------------------------------------------------------------------------------------------------------
Amlodipine                   10mg                    10mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Diltiazem                   480mg                   480mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Diltiazem CD                480mg                   480mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Diltiazem SR                360mg                   360mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Diltiazem XR                540mg                   540mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Felodipine                   10mg                    10mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Isradipine                   20mg                    20mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Nicardipine                 120mg                   120mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Nifedipine                  180mg                   180mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Nifedipine CC               120mg                   120mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Nifedipine XL               120mg                   120mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Verapamil                   720mg                   720mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Verapamil HS                540mg                   540mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Verapamil SR                480mg                   480mg          calcium channel blocker          5/15/2000
-------------------------------------------------------------------------------------------------------------
Digitoxin                   0.1mg                   0.1mg          Cardiotonic                      5/15/2000
-------------------------------------------------------------------------------------------------------------
Digoxin                     0.5mg                   0.5mg          Cardiotonic                      5/15/2000
-------------------------------------------------------------------------------------------------------------
Atorvastatin                 80mg                    80mg          HMG CoA Rl                       5/15/2000
-------------------------------------------------------------------------------------------------------------
Cerivastatin                0.8mg                   0.8mg          HMG CoA Rl                        3/1/2001
-------------------------------------------------------------------------------------------------------------
Fluvastatin                  80mg                    80mg          HMG CoA Rl                       5/15/2000
-------------------------------------------------------------------------------------------------------------
Lovastatin                   80mg                    80mg          HMG CoA Rl                       5/15/2000
-------------------------------------------------------------------------------------------------------------
Pravastatin                  40mg                    40mg          HMG CoA Rl                       5/15/2000
-------------------------------------------------------------------------------------------------------------
Simvastatin                  80mg                    80mg          HMG CoA Rl                       5/15/2000
-------------------------------------------------------------------------------------------------------------

                       TABLE 5 MAXIMUM DAILY DOSAGE STANDARDS

-------------------------------------------------------------------------------------------------------------
                      Maximum Daily          Maximum Daily
                    Dosage Standards        Dosage Standards                                        Effective
Generic Name         Ages 18 to 65            Over Age 65             Drug Class                      Date
-------------------------------------------------------------------------------------------------------------
Amobarbital and
Secobarbital          200mg/200mg               200/200mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Butabarbital                120mg                   120mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Chloral Hydrate            2000mg                  2000mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Estazolam                     2mg                     2mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Ethchlorvynal              1000mg                  1000mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Flurazepam                   30mg                    15mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Pentobarbital               200mg                   200mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Quazepam                     15mg                    15mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Secobarbital                200mg                   200mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Temazepam                    30mg                    15mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Triazolam                   0.5mg                  0.25mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Zolpidem                     10mg                    10mg          sedative-hypnotic                5/30/2000
-------------------------------------------------------------------------------------------------------------
Alprazolam                   10mg                 0.375mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Chlordiazepoxide            300mg                   300mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Clonazepam                   20mg                    20mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Clorazepate                  90mg                    90mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Diazepam                     30mg                    30mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Diazepam SR                  30mg                    30mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Halazepam                    40mg                    40mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Lorazepam                    10mg                    10mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Oxazepam                     60mg                    60mg          Anxiolytic                       6/15/2000
-------------------------------------------------------------------------------------------------------------
Cisapride                    80mg                    80mg          Gastrointestinal                 6/15/2000
                                                                   agent
-------------------------------------------------------------------------------------------------------------
Metoclopramide               60mg                    40mg          Gastrointestinal                 6/15/2000
                                                                   agent
-------------------------------------------------------------------------------------------------------------
Misoprostol                800mcg                  800mcg          Gastrointestinal                 6/15/2000
                                                                   agent
-------------------------------------------------------------------------------------------------------------
Sucralfate                    4gm                     4gm          Gastrointestinal                 6/15/2000
                                                                   agent
-------------------------------------------------------------------------------------------------------------
Cimetidine                 2400mg                   900mg          H2 antagonist                    6/15/2000
-------------------------------------------------------------------------------------------------------------
Famotidine                  640mg                   640mg          H2 antagonist                    6/15/2000
-------------------------------------------------------------------------------------------------------------
Nizatidine                  300mg                   300mg          H2 antagonist                    6/15/2000
-------------------------------------------------------------------------------------------------------------
Ranitidine                  600mg                   3OOmg          H2 antagonist                    6/15/2000
-------------------------------------------------------------------------------------------------------------
Celecoxib                   400mg                   400mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Choline Mg Sulfate          7.2gm                   7.2gm          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Diclofenac                  200mg                   200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Diclofenac Potassium        200mg                   200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Diclofenac XR               225mg                   225mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Diflunsil                   1.5gm                   1.5gm          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Etodolac                   1200mg                  1200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Etodolac XL                1200mg                  1200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Fenoprofen                 3200mg                  3200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Flurbiprofen                300mg                   300mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------

                       TABLE 5 MAXIMUM DAILY DOSAGE STANDARDS

----------------------------------------------------------------------------------------------------------------
                                                Maximum Daily
                      Maximum Daily Dosage     Dosage Standards
 Generic Name       Standards Ages 18 to 65      Over Age 65         Drug Class                   Effective Date
----------------------------------------------------------------------------------------------------------------
Ibuprofen                  3200mg                  3200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Indomethacin                200mg                   200mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Indomethacin SR             150mg                   150mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Ketoprofen                  300mg                   300mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Ketorolac                    40mg                    40mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Meclofenmate                500mg                   500mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Nabumetone                 2000mg                  2000mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Naproxen                   15OOmg                  1500mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Naproxen Sodium            1100mg                   440mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Naproxen SR                15OOmg                  1000mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Oxaprozin                  18OOmg                  18OOmg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Piroxicam                    20mg                    20mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Rofecoxib                    5Omg                    5Omg          NSAID                              Changed
                                                                                                       3/1/02
-------------------------------------------------------------------------------------------------------------
Salsalate                  4000mg                  4000mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Sulindac                    400mg                   400mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Tolmetin                   2000mg                  2000mg          NSAID                            6/15/2000
-------------------------------------------------------------------------------------------------------------
Lansoprazole                180mg                   180mg          PPI                              6/15/2000
-------------------------------------------------------------------------------------------------------------
Omeprazole                  360mg                   360mg          PPI                              6/15/2000
-------------------------------------------------------------------------------------------------------------
Amitriptyline               300mg                   3OOmg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Amoxapine                   400mg                   400mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Bupropion                   450mg                   450mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Bupropion CR                400mg                   400mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Citalopram                   60mg                    40mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Clomipramine                250mg                   250mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Desipramine                 200mg                   150mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Doxepin                     3OOmg                   150mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Fluoxetine                   8Omg                    8Omg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Fluvoxamine                 3OOmg                   3OOmg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Imipramine                  3OOmg                   150mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Maprotiline                 225mg                   125mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Nefazodone                  600mg                   600mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Nortriptyline               150mg                   150mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Paroxetine                   50mg                    40mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Phenelzine                   90mg                    90mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Protriptyline                60mg                    30mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Sertraline                  200mg                   200mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Tranylcypromine              60mg                     0mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Trazadone                   400mg                   400mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Trimipramine                200mg                   200mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Venlafaxine                 375mg                   375mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Venlafaxine SR              225mg                   225mg          Antidepressant                   6/30/2000
-------------------------------------------------------------------------------------------------------------
Chlorpromazine             1000mg                   200mg          Antipsychotic                    6/30/2000
-------------------------------------------------------------------------------------------------------------

                     TABLE 5 MAXIMUM DAILY DOSAGE STANDARDS

---------------------------------------------------------------------------------------------
                      Maximum Daily          Maximum Daily
                    Dosage Standards        Dosage Standards                        Effective
Generic Name         Ages 18 to 65            Over Age 65        Drug Class            Date
---------------------------------------------------------------------------------------------
Chlorpromazine          1000mg                   200mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Clozapine                900mg                   900mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Fluphenazine              40mg                    40mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Haloperidol              100mg                   100mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Loxapine                 250mg                   250mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Mesoridazine             400mg                   400mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Olanzapine                20mg                    20mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Perphenazine              64mg                    48mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Risperidone                6mg                     3mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Thioridazine             800mg                   800mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Thiothixene               60mg                    30mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------
Trifluoperazine           80mg                    60mg          Antipsychotic       6/30/2000
---------------------------------------------------------------------------------------------

                                    TABLE 6
                             THERAPY DURATION TABLE

------------------------------------------------------------------------------------------------------------------------------
                                                                       Daily             Days                     Non- Covered
      Generic Name                           Age                       Dosage          Duration                     Interval
------------------------------------------------------------------------------------------------------------------------------
cimetidine 200mg tablet                   18 to 999                       8                90                          90
------------------------------------------------------------------------------------------------------------------------------
cimetidine 300mg tablet                   18 to 999                       5                90                          90
------------------------------------------------------------------------------------------------------------------------------
cimetidine 400mg tablet                   18 to 999                       4                90                          90
------------------------------------------------------------------------------------------------------------------------------
cimetidine 800mg tablet                   18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------
cimetidine 300mg/5ml solution             18 to 999                      26                90                          90
------------------------------------------------------------------------------------------------------------------------------
famotidine 20mg tablet                    18 to 999                       4                90                          90
------------------------------------------------------------------------------------------------------------------------------
famotidine 40mg tablet                    18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------
famotidine 40mg/5ml                       18 to 999                      10                90                          90
 suspension
------------------------------------------------------------------------------------------------------------------------------
lansoprazole 15mg capsule                 18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------
lansoprazole 30mg capsule                 18 to 999                       1                90                          90
------------------------------------------------------------------------------------------------------------------------------
nizatidine 150mg capsule                  18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------
nizatidine 300mg capsule                  18 to 999                       1                90                          90
------------------------------------------------------------------------------------------------------------------------------
omeprazole 10mg capsule                   18 to 999                       4                90                          90
------------------------------------------------------------------------------------------------------------------------------
omeprazole 20mg capsule                   18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------
omeprazole 40mg capsule                   18 to 999                       1                90                          90
------------------------------------------------------------------------------------------------------------------------------
ranitidine 15mg/ml syrup                  18 to 999                      40                90                          90
------------------------------------------------------------------------------------------------------------------------------
ranitidine 150mg tablet                   18 to 999                       4                90                          90
------------------------------------------------------------------------------------------------------------------------------
ranitidine 150mg efferdose gel            18 to 999                       4                90                          90
------------------------------------------------------------------------------------------------------------------------------
ranitidine 300mg gel tablet               18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------
ranitidine 300mg tablet                   18 to 999                       2                90                          90
------------------------------------------------------------------------------------------------------------------------------

                                    TABLE 7
             BROAD SPECTRUM ANTIBIOTICS THAT INTERACT WITH WARFARIN

------------------------------------------------------------
      INCREASE WARFARIN                    DECREASE WARFARIN
------------------------------------------------------------
         Amoxicillin                         dicloxacillin
------------------------------------------------------------
          Ampicillin                           Nafcillin
------------------------------------------------------------
         Azithromycin                          rifamipin
------------------------------------------------------------
          Cefazolin
------------------------------------------------------------
         Cefpodoxine
------------------------------------------------------------
          Cephalexin
------------------------------------------------------------
       Chloramphenicol
------------------------------------------------------------
        Ciprofloxacin
------------------------------------------------------------
        Clarithromycin
------------------------------------------------------------
         Doxycycline
------------------------------------------------------------
         Drithromycin
------------------------------------------------------------
         Erythromycin
------------------------------------------------------------
          Loracarbef
------------------------------------------------------------
        Metronidazole
------------------------------------------------------------
         minocycline
------------------------------------------------------------
         Norfloxacin
------------------------------------------------------------
          Ofloxacin
------------------------------------------------------------
         Sparfloxacin
------------------------------------------------------------
sulfamethoxazole/trimethoprim
------------------------------------------------------------
         Tetracycline
------------------------------------------------------------
          vancomycin
------------------------------------------------------------
         levofloxacin
------------------------------------------------------------

Levaquin (levofloxacin) recommended at 1/16/02 DURB

                                    TABLE 8
           THERAPY DURATION STANDARDS RECOMMENDED BY THE DURB 4/25/01

------------------------------------------------------------------------------------------------------------
                                                                                                      Non-
                                                                        Daily         Days          Covered
 GCN         Brand Name            Generic Name           Age           Dosage      Duration        Interval
------------------------------------------------------------------------------------------------------------
13840    Restoril 15mg cap         Temazepam           65 to 999         0.53          90              90
------------------------------------------------------------------------------------------------------------
13841    Restoril 30mg cap         Temazepam           65 to 999          .26          90              90
------------------------------------------------------------------------------------------------------------
13845    Restoril 7.5mg cap        Temazepam           65 to 999            1          90              90
------------------------------------------------------------------------------------------------------------
14282    Halcion 0.125mg tab       Triazolam           65 to 999         0.18          90              90
------------------------------------------------------------------------------------------------------------
14260    Halcion 0.25mg tab        Triazolam           65 to 999         0.09          90              90
------------------------------------------------------------------------------------------------------------
14261    Halcion 0.5mg tab         Triazolam           65 to 999         0.04          90              90
------------------------------------------------------------------------------------------------------------
27901    Zyban 150mg SA tab        Bupropion           18 to 999            2          98              30
------------------------------------------------------------------------------------------------------------
32531    Toradol 10mg tab          Ketoralac           18 to 999            4           5             275
------------------------------------------------------------------------------------------------------------
49100    Sporanox 10mg/ml          Itraconazole        65 to 999           20          84             281
          soln
------------------------------------------------------------------------------------------------------------
49101    Sporanox 150mg cap        Itraconazole        65 to 999            2          84             281
------------------------------------------------------------------------------------------------------------

         TABLE 9 APAP CONTAINING NARCOTICS RECOMMENDED BY THE DURB FOR
                   THERAPEUTIC DUPLICATION STANDARDS 4/25/01

-----------------------------------------------------------------------------
 GCN                     DRUG NAME                                 STRENGTH
-----------------------------------------------------------------------------
12486    Norco                                                   5-325mg
-----------------------------------------------------------------------------
50756    Percocet                                                7.5-500mg
-----------------------------------------------------------------------------
50766    Percocet                                                10-650mg
-----------------------------------------------------------------------------
55401    Tlyenol W/Codeine                                       12-120mg/5ml
-----------------------------------------------------------------------------
70103    Phenaphen W/Codeine                                     30-325mg
-----------------------------------------------------------------------------
70105    Phenaphen W/Codeine                                     60-325mg
-----------------------------------------------------------------------------
70110    Capital W/Codeine                                       12-120mg/5ml
-----------------------------------------------------------------------------
70131    Tylenol #2                                              15-300mg
-----------------------------------------------------------------------------
70134    Tylenol #3                                              30-300mg
-----------------------------------------------------------------------------
70136    Tylenol #4                                              60-300mg
-----------------------------------------------------------------------------
70140    Fioricet W/Codeine                                      30mg
-----------------------------------------------------------------------------
70320    Hydrocet, Lorcet - HD                                   5-500mg
-----------------------------------------------------------------------------
70330    Hydrocodone / Acetaminophen, Norco                      10-325mg
-----------------------------------------------------------------------------
70331    Hydrocodone / APAP, Anexsia, Lortab, Vicodin            5-500mg
-----------------------------------------------------------------------------
70332    Hydrocodone / APAP, Lorcet 10/650,                      10-650mg
-----------------------------------------------------------------------------
70333    Hydrocodone / APAP, Anexsia, Lorcet Plus                7.5-650mg
-----------------------------------------------------------------------------
70334    Hydrocodone /Acetaminophen, Lortab                      10-500mg
-----------------------------------------------------------------------------
70335    Hydrocodone / APAP, Vicodin ES                          7.5-750mg
-----------------------------------------------------------------------------
70338    Hydrocodone /APAP, Lortab                               2.5-500mg
-----------------------------------------------------------------------------
70339    Hydrocodone / APAP, Lortab                              7.5-500mg
-----------------------------------------------------------------------------
70361    Hydrocodone W/Acetaminophen, Lortab                     2.5-167/5ml
-----------------------------------------------------------------------------
70363    Hydrocodone W/Acetaminophen, Vicodin HP                 10-660mg
-----------------------------------------------------------------------------
70401    Zydone                                                  5-400mg
-----------------------------------------------------------------------------
70402    Zydone                                                  7.5-400mg
-----------------------------------------------------------------------------
70403    Zydone                                                  10-400mg
-----------------------------------------------------------------------------
70470    Roxicet                                                 5-325mg/15ml
-----------------------------------------------------------------------------
70490    Roxicet                                                 5-500mg
-----------------------------------------------------------------------------
70491    Oxycodone W/ Acetaminophen, Percocet, Endocet,          5-325mg
         Roxicet
-----------------------------------------------------------------------------
70492    Percocet                                                2.5-325mg
-----------------------------------------------------------------------------
70500    Oxycodone W/Acetaminophen, Roxilox, Tylox               5-500mg
-----------------------------------------------------------------------------
70925    Propoxyphene Hcl W/APAP, Wygesic                        65-650mg
-----------------------------------------------------------------------------
70931    Propox Napsylate/APAP, Darvocet N 100                   100-650mg
-----------------------------------------------------------------------------
70931    Propoxyphene Napsylate W/AP                             100-650mg
-----------------------------------------------------------------------------
70933    Darvocet-N 50                                           50-325mg
-----------------------------------------------------------------------------
71050    Pentazocine/Acetaminophen, Talacen                      25-650mg
-----------------------------------------------------------------------------
85319    Maxidone                                                10-750mg
-----------------------------------------------------------------------------
13909    Ultracet                                                37.5-325mg
-----------------------------------------------------------------------------

                                    TABLE 10
                       ADVAIR LIMITATIONS ADOPTED 6/28/01

STRENGTH               MAXIMUM DOSE
 500/50          ONE INHALATION TWICE DAILY
 250/50          ONE INHALATION TWICE DAILY
 100/50          ONE INHALATION TWICE DAILY

                                    TABLE 11
                         NON-WEIGHT BASED CHEMOTHERAPY

----------------------------------------------------------------------------
 Brand Drug Name              Generic Name                Adult Maximum Dose
----------------------------------------------------------------------------
Arimidex tablet             anastrozole                         1 mg/d
----------------------------------------------------------------------------
Aromasin tablet             exemestane                          25 mg/d
----------------------------------------------------------------------------
Casodex tablet              bicalutamide                        50 mg/d
----------------------------------------------------------------------------
Droxia capsule              hydroxyurea                       2,450 mg/d
----------------------------------------------------------------------------
EMCYT capsule               estramustine                      1,280 mg/d
----------------------------------------------------------------------------
Eulexin capsule             flutamide                          750 mg/d
----------------------------------------------------------------------------
Fareston tablet             toremifene                          60 mg/d
----------------------------------------------------------------------------
Femara tablet               letrozole                          2.5 mg/d
----------------------------------------------------------------------------
Gleevac capsules            imatinib                           800 mg/d
----------------------------------------------------------------------------
Lysodren tablet             mitotane                            20 gm/d
----------------------------------------------------------------------------
Matulane capsule            procarbazine                       200 mg/d
----------------------------------------------------------------------------
Megace liquid               megestrol acetate                 1,600 mg/d
----------------------------------------------------------------------------
Megace tablet               megestrol acetate                  320 mg/d
----------------------------------------------------------------------------
Nolvadex tablet             tamoxifen                           40 mg/d
----------------------------------------------------------------------------
Targretin capsule           bexarotene                         680 mg/d
----------------------------------------------------------------------------
Thioguanine tablet          thioguanine                        140 mg/d
----------------------------------------------------------------------------
Lysodren                    mitotane                            16 gm/d
----------------------------------------------------------------------------

*Lysodren recommended at 1/16/02 DURB

                                    TABLE 12
                           NJ DURB HIV DRUG STANDARDS
                              MAXIMUM DAILY DOSAGE

-------------------------------------------------------
                                            Max Daily
      Drug                      Class         Dose
-------------------------------------------------------
AGENERASE(TM)                   PI         2400mg
(amprenavir)                               (cap)
Glaxo
                                           2800mg
                                           (solution)
-------------------------------------------------------
COMBIVIR(TM)                    NRTI       2 tabs/day
(zidovudine
300mg and
lamuvidine
150mg)
Glaxo
-------------------------------------------------------
CRIXIVAN(TM)(indinivir)         PI         2400mg
Merck                                      (3gm/day
                                           w/Sustiva(TM)
                                           Efavirenz)
-------------------------------------------------------
EPIVIR (TM)(Lamuvidine)         NRTI       300mg
Glaxo
-------------------------------------------------------
FORTOVASE(TM)                   PI         3.6gm
(saquinavir)
Roche
-------------------------------------------------------
HIVID (TM)                      NRTI       2.25mg
(zalcitabine)
Roche
-------------------------------------------------------
INVIRASE(TM)                    PI         1800mg
(saquinavir)
Roche
-------------------------------------------------------
KALETRA(TM)                     PI         6 caps (8
(lopinovir/                                caps with
ritonavir)                                 Sustiva(TM)
Abbott                                     Efavirenz)
                                           Liq 13ml
-------------------------------------------------------
NORVIR(TM)(ritonavir)           PI         1200mg
Abbott
-------------------------------------------------------

                                    TABLE 12
                           NJ DURB HIV DRUG STANDARDS
                              MAXIMUM DAILY DOSAGE
                                   (CONTINUED)

-------------------------------------------------------
                                            Max Daily
     Drug                       Class         Dose
-------------------------------------------------------
RESCRIPTOR(TM)                  NNRTI      1200mg
(delavirdine)
Agouron
-------------------------------------------------------
RETROVIR(TM)                    NRTI       2000mg
(zidovudine)
Glaxo
-------------------------------------------------------
SUSTIVA(TM)                     NNRTI      600mg
(efavirenz)
DuPont
-------------------------------------------------------
TRIZIVIR(TM)(zidovudine         NRTI       2 tabs/day
300mg, lamuvidine
150mg, & abacavir 300
mg)
Glaxo
-------------------------------------------------------
VIDEX(TM)                       NRTI       400mg
(didanosine)
BMS
-------------------------------------------------------
VIRACEPT(TM)                    PI         2500mg
(nelfinavir)
Agouron
-------------------------------------------------------
VIRAMUNE(TM)                    NNRTI      400mg
(nevirapine)
Roxane
-------------------------------------------------------
ZERIT(TM)                       NRTI       80mg
(Stavudine)
BMS
-------------------------------------------------------
ZIAGEN(TM)                      NRTI       600mg
(abacavir)
Glaxo
-------------------------------------------------------

                                    TABLE 13
                           NJ DURB HIV DRUG STANDARDS
                        DRUG-DRUG INTERACTION (EDIT 869)

-------------------------------------------------------
                                           Severe Rx-Rx
      Drug                      Class      Interaction
-------------------------------------------------------
AGENERASE(TM)                   PI         Bepridil
(amprenavir)                               Rifampin
Glaxo                                      Zocor
                                           Mevacor
                                           Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
-------------------------------------------------------
COMBIVIR(TM)                    NRTI       Stavudine
(zidovudine
300mg and
lamuvidine
150mg)
Glaxo
-------------------------------------------------------
CRIXIVAN(TM)(indinivir)         PI         Zocor
Merck                                      Mevacor
                                           Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
-------------------------------------------------------
EPIVIR (TM) (Lamuvidine)        NRTI
Glaxo
-------------------------------------------------------
FORTOVASE(TM)                   PI         Rifampin
(saquinavir)                               Rifabutin
Roche                                      Mycobutin
                                           Zocor
                                           Mevacor
                                           Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
-------------------------------------------------------
HIVID(TM)                       NRTI       pentamidine
(zalcitabine)
Roche
-------------------------------------------------------
INVIRASE(TM)                    PI         Zocor
(saquinavir)                               Mevacor
Roche                                      Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
-------------------------------------------------------

                                    TABLE 13
                           NJ DURB HIV DRUG STANDARDS
                        DRUG-DRUG INTERACTION (EDIT 869)
                                   (CONTINUED)

---------------------------------------------------------
                                           Severe Rx-Rx
     Drug                       Class      Interaction
---------------------------------------------------------
KALETRA(TM)                     PI         Flecainide
(lopinovir/                                Rifampin
ritonavir)                                 Pimozide
Abbott                                     Propafenone
                                           Zocor
                                           Mevacor
                                           Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
---------------------------------------------------------
NORVIR(TM)                      PI         Amiodarone
(ritonavir) Abbott                         Bepridil
                                           Bupropion
                                           Flecainide
                                           Meperidine
                                           Quinidine
                                           Pimozide
                                           Zocor
                                           Mevacor
                                           Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
---------------------------------------------------------
RESCRIPTOR(TM)                  NNRTI      Rifampin
(delavirdine)                              Versed
Agouron                                    Triazolam
                                           Ergomar
                                           rifabutin
                                           Sildenafil
                                           PPIs
                                           H2 antagonists
---------------------------------------------------------
RETROVIR(TM)                    NRTI       Stavudine
(zidovudine)
Glaxo
---------------------------------------------------------
SUSTIVA(TM)                     NNRTI      Versed
(efavirenz)                                Triazolam
DuPont                                     Ergomar
---------------------------------------------------------
TRIZIVIR(TM)                    NRTI       stavudine
(zidovudine
300mg,
lamuvidine
150mg, &
abacavir 300 mg)
Glaxo
---------------------------------------------------------

                                    TABLE 13
                           NJ DURB HIV DRUG STANDARDS
                        DRUG-DRUG INTERACTION (EDIT 869)
                                   (CONTINUED)

---------------------------------------------------------
                                           Severe Rx-Rx
     Drug                       Class      Interaction
---------------------------------------------------------
VIDEX(TM)                       NRTI       Allopurinol
(didanosine)                               Pentamidine
BMS                                        hydroxyurea
---------------------------------------------------------
VIRACEPT(TM)                    PI         Rifampin
(nelfinavir)                               Amiodarone
Agouron                                    Zalcitabine
                                           Zocor
                                           Mevacor
                                           Versed
                                           Triazolam
                                           Ergomar
                                           Viagra
---------------------------------------------------------
VIRAMUNE(TM)                    NNRTI      Ketoconazole
(nevirapine)
Roxane
---------------------------------------------------------
ZERIT(TM)                       NRTI       Zidovudine
(Stavudine)
BMS
---------------------------------------------------------
ZIAGEN(TM)                      NRTI
(abacavir)
Glaxo
---------------------------------------------------------

                                    TABLE 14
                           NJ DURB HIV DRUG STANDARDS
                         RETROSPECTIVE WARNING REGARDING
                        DRUG-DRUG INTERACTION (EDIT 870)

----------------------------------------
                            Severe Rx-Rx
 Drug                       Interaction
----------------------------------------
Cytovene                    Retrovir
----------------------------------------
Zerit                       Videx
----------------------------------------
Videx                       Hydroxyurea
----------------------------------------
Videx                       Pentamidine
----------------------------------------
Hivid                       Pentamidine
----------------------------------------

                                    TABLE 15
                 ACE I AND ACE II THERAPEUTIC DUPLICATION TABLE

--------------------------------------------------------------------
    BRAND NAME                GENERIC NAME                  CLASS
--------------------------------------------------------------------
Accupril                      Quinapril                     ACE I
--------------------------------------------------------------------
Altace                        Ramipril                      ACE I
--------------------------------------------------------------------
Avapro                        Irbesartan                    ACE II
--------------------------------------------------------------------
Capoten                       Captopril                     ACE I
--------------------------------------------------------------------
Cozaar                        Losartan                      ACE II
--------------------------------------------------------------------
Diovan                        Valasartan                    ACE II
--------------------------------------------------------------------
Lotensin                      Benazepril                    ACE I
--------------------------------------------------------------------
Mavix                         tradolapril                   ACE I
--------------------------------------------------------------------
Micardis                      Telmisartan                   ACE II
--------------------------------------------------------------------
Monopril                      Fosinopril                    ACE II
--------------------------------------------------------------------
Prinivil or Zestril           Lisinopril                    ACE II
--------------------------------------------------------------------
Tevetan                       Candesartan                   ACE II
--------------------------------------------------------------------
Univasc                       Moexipril                     ACE I
--------------------------------------------------------------------
Vasotec                       Enalapril                     ACE I
--------------------------------------------------------------------
Vasotec I.V.                  Enalaprilat                   ACE I
--------------------------------------------------------------------

B.5.0 ENROLLEE SERVICES

B.5.1 NOTIFICATION OF NEWBORNS

                              STATE OF NEW JERSEY
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES
                          OFFICE OF MANAGED HEALTH CARE

NOTIFICATION OF NEWBORNS

HMO:

DATE OF SUBMISSION:                               ACCT. COORDINATOR:

Mother's HSP   Mother's Name HMO Effective Date   Newborn's Name  DOB   Sex___

Signature:
Print Name:
Phone:
Date:

B.5.2 COST-SHARING REQUIREMENTS FOR NJ FAMILYCARE PLAN C, AND PLAN D [RESERVED] BENEFICIARIES

                          COST-SHARING REQUIREMENTS FOR
                       NJ FAMILYCARE PLAN C BENEFICIARIES

PERSONAL CONTRIBUTION TO CARE (PCC) FOR NJ FAMILYCARE-PLAN C

For beneficiaries solely eligible through NJ FamilyCare-Plan C, PCCs will be required for certain services provided to individuals whose family income is above 150% and up to and including 200% of the federal poverty level. Exception
- Both Eskimos and native American Indian children under the age of 19, identified by Race Code 3, shall not be required to pay a personal contribution to care.

The total family (regardless of family size) limit on all cost-sharing may not exceed 5% of the annual family income.

Below is listed the services requiring PCCs and the amount of each PCC.

                 SERVICE                                       AMOUNT OF PCC
                 -------                                       -------------
1.   Outpatient Hospital Clinic Visits             $5 PCC for each outpatient visit that is not
                                                   for preventive services

2.   Emergency Room Services Covered for           $10 PCC
     Emergency Services only. [Note: Triage
     and medical screenings must be
     covered in all situations.]

3.   Physician Services                            $5 PCC for each visit (except for well-child
                                                   visits in accordance with the recommended
                                                   schedule of the American Academy of
                                                   Pediatrics; lead screening and treatment'
                                                   age appropriate immunizations; prenatal
                                                   care; and pap smears, when appropriate.

4.   Independent Clinic Services                   $5 PCC for each practitioner visit (except
                                                   for preventive care services)

5.   Podiatrist Services                           $5 PCC for each visit

6.   Optometrist Services                          $5 PCC for each visit

7.   Chiropractor Services                         $5 PCC for each visit

8.   Drugs                                         $1 for generic drugs; $5 for brand name drugs

9.   Nurse Midwives                                $5 PCC for each visit (except for prenatal
                                                   care visits)

10.  Dentist                                       $5 PCC for each visit (except for
                                                   preventive dentistry services)

11.  Nurse Practitioners                           $5 PCC for each visit (except for
                                                   preventive care services

                         COST-SHARING REQUIREMENTS FOR
                        NJ FAMILYCARE PLAN D [RESERVED]

COPAYMENTS FOR NJ FAMILYCARE - PLAN D AND [RESERVED]

Copayments will be required of parents/caretakers solely eligible through NJ FamilyCare Plan D whose family income is between 151% and up to including 200% of the federal poverty level. The same copayments will be required of children solely eligible through NJ FamilyCare Plan D whose family income is between 201% and up to and including 350% of the federal poverty level. Exception - Both Eskimos and Native American Indians under the age of 19 are not required to pay copayments.

The total family limit (regardless of family size) on all cost-sharing may not exceed 5% of the annual family income.

Below is listed the services requiring copayments and the amount of each copayment.

                 SERVICE                                AMOUNT OF COPAYMENT
                 -------                                -------------------
1.   Outpatient Hospital Clinic Visits,       $5 copayment for each outpatient clinic visit
     including Diagnostic Testing             that is not for preventive services

2.   Hospital Outpatient Mental Health        $25 copayment for each visit
     Visits

3    Outpatient Substance Abuse Services      $5 copayment for each visit
     for Detoxification

4.   Hospital Outpatient Emergency Services   $35 copayment; no copayment is required if
     Covered for Emergency Services only,     the member was referred to the Emergency
     including services provided in an        Room by his/her primary care provider for
     outpatient hospital department or an     services that should have been rendered in
     urgent care facility. [Note: Triage      the primary care provider's office or if the
     and medical screenings must be covered   member is admitted into the hospital.
     in all situations.]

5.   Primary Care Provider Services           $5 copayment for each visit (except for
     provided during normal office hours      well-child visits in accordance with the
                                              recommended schedule of the American Academy
                                              of Pediatrics; lead screening and treatment;
                                              age-appropriate immunizations; prenatal
                                              care; or preventive dental services). The $5
                                              copayment shall only apply to the first
                                              prenatal visit.

                     SERVICE                                     AMOUNT OF COPAYMENT
                     -------                                     -------------------
6.   Primary Care Provider Services during            $10 copayment for each visit
     non-office hours and for home visits

7.   Podiatrist Services                             $5 copayment for each visit

8.   Optometrist Services                            $5 copayment for each visit, except for
                                                     newborns covered under fee-for-service.

9.   Outpatient Rehabilitation Services,             $5 copayment for each visit
     including Physical Therapy, Occupational
     Therapy, and Speech Therapy

10.  Prescription Drugs                              $5 copayment. If greater than a 34-day
                                                     supply of a prescription drug is
                                                     dispensed, a $10 copayment applies.

11.  Nurse Midwives                                  $5 copayment for the first prenatal visit;
                                                     $10 for services rendered during non-office
                                                     hours and for home visits. No copayment for
                                                     preventive services or newborns covered
                                                     under fee-for-service.

12.  Physician specialist office visits during       $5 copayment per visit
     normal office hours

13.  Physician specialist office visits during       $10 copayment per visit
     non-office hours or home visits

14.  Nurse Practitioners                             $5 copayment for each visit (except for
                                                     preventive care services) $10 copayment per
                                                     non-office hour visits

15.  Psychologist Services                           $5 copayment for each visit

16.  Laboratory and X-ray Services                   $5 copayment for each visit that is not
                                                     part of an office visit

[RESERVED]

[RESERVED]

B.7.0 TERMS AND CONDITIONS

B.7.1 PHYSICIAN INCENTIVE PLAN PROVISIONS

The following provides information on the physician incentive payment provisions.

                       PHYSICIAN INCENTIVE PLAN PROVISIONS

I.       GENERAL PROVISIONS

         A. In accordance with 42 CFR 417, the contractor may operate a physician incentive plan only if:

                  1. No specific payment is made directly or indirectly under the plan to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an individual enrollee; and

                  2. The stop-loss protection, enrollee survey, and disclosure requirements of 42 CFR 41 are met.

         B. The requirements apply to physician incentive plans between the contractor and individual physicians or physician groups with whom they contract to provide medical services to Medicaid enrollees. The requirements also apply to subcontracting arrangements. These requirements apply only to physician incentive plans that base compensation (in whole or in part) on the use or cost of services furnished to Medicaid recipients.

II.      PROHIBITED PHYSICIAN PAYMENTS

         No specific payment of any kind may be made directly or indirectly under the incentive plan to a physician or physician group as an inducement to reduce or limit covered medically necessary services covered under the contractor's contract furnished to an individual enrollee. Indirect payments include offerings of monetary value (such as stock options or waivers of debt) measured in the present or future.

III.     DETERMINATION OF SUBSTANTIAL FINANCIAL RISK

         Substantial financial risk occurs when the incentive arrangements place the physician or physician group at risk for amounts beyond the risk threshold, if the risk is based on the use or costs of referral services. Amounts at risk based solely on factors other than a physician's or physician group's referral levels do not contribute to the determination of substantial financial risk. The risk threshold is 25 percent.

IV.      ARRANGEMENTS THAT CAUSE SUBSTANTIAL FINANCIAL RISK

         For purposes of this contract, potential payments means the maximum anticipated total payments (based on the most recent year's utilization and experience and any current or anticipated factors that may affect payment amounts) that could be received if use or costs of referral services were low enough. The following physician incentive plans cause substantial financial risk if risk is based (in whole or in part) on use or costs of referral services and the patient panel size is not greater than 25,000 patients:

         A.       Withholds greater than 25 percent of potential payments.

         B. Withholds less than 25 percent of potential payments if the physician or physician group is potentially liable for amounts exceeding 25 percent of potential payments.

         C. Bonuses that are greater than 33 percent of potential payments minus the bonus.

         D. Withholds plus bonuses if the withholds plus bonuses equal more than 25 percent of potential payments. The threshold bonus percentage for a particular withhold percentage may be calculated using the formula:

                       Withhold % = -0.75 (Bonus %) + 25%

         E.       Capitation arrangements, if:

                  1. The difference between the maximum potential payments and minimum potential payments is more than 25 percent of the maximum potential payments; or

                  2. The maximum and minimum potential payments are not clearly explained in the physician's or physician group's contract.

         F. Any other incentive arrangements that have the potential to hold a physician or physician group liable for more than 25 percent of potential payments.

V. REQUIREMENTS FOR PHYSICIAN INCENTIVE PLANS THAT PLACE PHYSICIANS AT SUBSTANTIAL FINANCIAL RISK

         A contractor that operates incentive plans that place physicians or physician groups at substantial financial risk must do the following:

         A.       Conduct enrollee surveys. These surveys must:

                  1. Include either all current Medicaid enrollees in the contractor's plan and those who have disenrolled (other than because of loss of eligibility in Medicaid or relocation outside the contractor's service area) in the past 12 months, or a sample of these same enrollees and disenrollees;

                  2. Be designed, implemented, and analyzed in accordance with commonly accepted principles of survey design and statistical analysis;

                  3. Address enrollees/disenrollees satisfaction with the quality of the services provided and their degree of access to the services; and

                  4. Be conducted no later than one year after the effective date of this contract, and at least annually thereafter.

         B. Ensure that all physicians and physician groups at substantial financial risk have either aggregate or per-patient stop-loss protection in accordance with the following requirements:

                  1. If aggregate stop-loss protection is provided, it must cover 90 percent of the costs of referral services (beyond allocated amounts) that exceed 25 percent of potential payments.

                  2. If the stop-loss protection provided is based on a per-patient limit, the stop-loss limit per patient must be determined based on the size of the patient panel and may be a single combined limit or consist of separate limits for professional services and institutional services. In determining patient panel size, the patients may be pooled, in accordance with
                           Section VI. Stop-loss protection must cover 90 percent of the costs of referral services that exceed the per-patient limit. The per-patient stop-loss limit is as follows:

--------------------------------------------------------------------------------------------------------------
                                                                     SEPARATE
                                      SINGLE COMBINED           INSTITUTIONALIZED                 SEPARATE
   PANEL SIZE                               LIMIT                      LIMIT                PROFESSIONAL LIMIT
--------------------------------------------------------------------------------------------------------------
 Less than 1,000                          $  6,000                   $ 10,000                      $ 3,000
--------------------------------------------------------------------------------------------------------------
 1,001 - 5,000                            $ 30,000                   $ 40,000                      $10,000
--------------------------------------------------------------------------------------------------------------
 5,001 - 8,000                            $ 40,000                   $ 60,000                      $15,000
--------------------------------------------------------------------------------------------------------------
 8,001 - 10,000                           $ 75,000                   $100,000                      $20,000
--------------------------------------------------------------------------------------------------------------
 10,001 - 25,000                          $150,000                   $200,000                      $25,000
--------------------------------------------------------------------------------------------------------------
 25,001 +                                     None                       None                         None
--------------------------------------------------------------------------------------------------------------

VI.      DISCLOSURE REQUIREMENTS

         A.       What must be disclosed to the Department.

                  1. Information concerning physician incentive plans as required or requested in detail sufficient to enable the Department to determine whether the incentive plan complies with the requirements specified in this Article.

                           a. Whether services not furnished by the physician or physician group are covered by the incentive plan. If only the services furnished by the physician or physician group are covered by the incentive plan, disclosure of other aspects of the plan need not be made.

                           b. The type of incentive arrangement (e.g., withhold, bonus, capitation).

                           c. If the incentive plan involves a withhold or bonus, the percent of the withhold or bonus.

                           d. Proof that the physician or physician group has adequate stop-loss protection, including the amount, coinsurance and type of stop-loss protection.

                           e. The panel size and, if patients are pooled, the method used. Pooling is permitted only if: it is otherwise consistent with the relevant contracts governing the compensation arrangements for the physician or physician group; the physician or physician group is at risk for referral services with respect to each of the categories of patients being pooled; the terms of the compensation arrangements permit the physician or physician group to spread the risk across the categories of patients being pooled; the distribution of payments to physicians from the risk pool is not calculated separately by patient category; and the terms of the risk borne by the physician or physician group are comparable for all categories of patients being pooled. If these conditions are met, the physician or physician group may u se either or both of the following to pool patients:

                                    (1)      Pooling any combination of
                                             commercial, Medicare, or Medicaid
                                             patients enrolled in a specific HMO
                                             or CMP in the calculation of the
                                             panel size.

                                    (2)      Pooling together, by a physician
                                             group that contracts with more than
                                             one HMO, CMP, or health insuring
                                             organization (as defined in 42 CFR
                                             434.2), or prepaid health plan (as
                                             defined in 42 CFR 434,2) the
                                             patients of each of those entities.

                           f. In the case of capitated physicians or physician groups, capitation payments paid to primary care physicians for the most recent year broken down by percent for primary care services, referral services to specialists, and hospital and other types of provider (for example, home health agency) services.

                           g. In the case of those prepaid plans that are required to conduct beneficiary surveys, the survey results.

         B.       When disclosure must be made to the Department.

                  1. An organization must provide the information required by Section IV.A to the Department.

                           a.       Prior to approval of its contract:
                                    [[Reserved]CMS will not approve an HMO's or CMP's contract unless the HMO or CMP has provided the information required in this Section]

                           b. Upon the contract anniversary or renewal effective date or on request by [Reserved] CMS.

                           c. Survey results are due three (3) months after the end of the contract year or upon request by [Reserved]CMS.

         C. Disclosure to Medicaid enrollees. The contractor must provide the following information to any Medicaid enrollee who requests it:

                  1. Whether the prepaid plan uses a physician incentive plan that affects the use of referral services.

                  2.       The type of incentive arrangement.

                  3.       Whether stop-loss protection is provided.

                  4. If the prepaid plan was required to conduct a survey, a summary of the survey results.

VII.     REQUIREMENTS RELATED TO SUBCONTRACTING ARRANGEMENTS

         A. Physician groups. A contractor that contracts with a physician group that places the individual physician members at substantial risk for services they do not furnish must do the following:

                  1. Disclose to the Department any incentive plan between the physician group and its individual physicians that bases compensation to the physician on the use or cost of services furnished to Medicaid enrolles The disclosure must include the information specified in this Section and be made at the times specified herein.

                  2. Provide adequate stop-loss protection to the individual physicians.

                  3.       Conduct enrollee surveys as specified in Section V.A.

         B. Intermediate entities. A contractor that contracts with an entity (other than a physician group and may include an individual practice association and a physician hospital organization) for the provision of services to Medicaid enrollees must do the following:

                  1. Disclose to the Division any incentive plan between the contractor and a physician or physician group that bases compensation to the physician or physician group on the use or cost of services furnished to Medicaid enrollees. The disclosure must include the information required to be disclosed under this Section and be made at times specified herein.

                  2. If the physician incentive plan puts a physician or physician group at substantial financial risk for the cost of services the physician or physician group does not furnish:

                           a. meet the stop-loss protection requirements of this section; and

                           b.       conduct enrollee surveys as specified
                                    Section V.A.

         C. For purposes of this Section, an entity includes, but is not limited to, an individual practice association that contracts with one or more physician groups and a physician hospital organization.

VIII.    SANCTIONS AGAINST THE CONTRACTOR

         [Reserved]CMS may apply intermediate sanctions, or the Office of Inspector General may apply civil money penalties described in Article
         7.15 if [Reserved] CMS determines that the contractor fails to comply with the requirements of this section.

B.7.2 PROVIDER CONTRACT/SUBCONTRACT PROVISIONS

PROVIDER CONTRACT/SUBCONTRACT PROVISIONS

1.       ITEMS TO BE ADDRESSED - ALL PROVIDER CONTRACTS/SUBCONTRACTS

         The State is not specifying verbatim language for the following items, but they must be addressed in all provider contracts/subcontracts, as applicable:

         A. Term. The provider contract/subcontract must specify the term of the agreement, including the beginning and ending dates, as well as methods of extension, re-negotiation and termination.

         B. Scope of Service. The provider contract/subcontract must define the provider/subcontractor's scope of service (more specific requirements in this area are outlined for FQHC and hospital providers - see Sections 3 and 4 below).

         C. Subcontractor Qualifications. A subcontractor performing a specific part of the contractor's obligations shall meet all of the requirements related to the services that the subcontractor is contracting to perform.

         D. Reimbursement. The provider contract/subcontract must include a reimbursement schedule and payment policy in compliance with federal and State statutes. The payment description must make clear whether there is financial risk or incentive payments and, if so, what they are specifically. Physician incentive payment plans must comply with the provisions of 42 CFR 417. Reimbursement for FQHCs must be in accordance with Article 8.10.

         E. Insurance. The provider contract/subcontract must require appropriate insurance coverage, including professional malpractice insurance, comprehensive general liability insurance, and automobile liability insurance. The minimum coverage for malpractice shall be $1,000,000 per incident/53,000,000 aggregate. In addition, the provider/subcontractor must agree that any insurance obtained by the provider/subcontractor shall not limit the provider/subcontractor's indemnification of the State and enrollees.

         F. Cooperation. The provider contract/subcontract must require the provider/subcontractor's cooperation and participation in the contractor's quality management and utilization management system, including credentialing/recredentialing; appointment standards; and enrollee and provider complaint and grievance system.

         G. Encounter Data. In addition to the requirement in 2.N. below to provide encounter data, the provider contract/subcontract must include an incentive system for providers/subcontractors to assure submission of encounter data. At a minimum, the system shall include:

                  1. Mandatory provider/subcontractor profiling that includes complete and timely submissions of encounter data. Contractor must set specific requirements for profile elements based on data from encounter submissions.

                  2. Contractor must set up data submission specifications and requirements based on encounter data elements for which compliance performance will be both rewarded and/or sanctioned.

         H. Monitoring by Contractor. The provider contract/subcontract shall acknowledge that the responsibilities performed by the provider/subcontractor are monitored on an ongoing basis and that the contractor is ultimately responsible to the Department for the performance of all services. It must include provisions for monitoring the performance of its providers/subcontractors and ensuring that performance is consistent with the contract between the contractor and the Department. This shall include the contractor's right to revoke the provider contract/subcontract if the provider/subcontractor does not perform satisfactorily. If the provider contract/subcontract provides for the selection of providers, the provider contract/subcontract must state that the contractor retains the right to approve, suspend, or terminate any such arrangement.

         I. Monitoring/Enforcement by State. The provider contract/subcontract shall provide that the Department may require the contractor to terminate the provider contract/subcontract if performance is not consistent with the contract between the contractor and the Department.

         J. Notice. The provider contract/subcontract must require the provider/subcontractor to notify the contractor of any change in licensing or hospital admitting status.

         K. Equality of Access. Unless a higher standard is required by the contractor's contract with the State, the provider/subcontractor shall provide the same level of medical care and health service to DMAHS enrollees as it does to enrollees under private or group contracts.

         L. Severability. The provider contract/subcontract must include a severability clause.

         M. Amendments. The provider contract/subcontract must include provisions regarding contract amendments and modifications.

         N. Termination. The provider contract/subcontract must specify procedures and criteria for terminating the contract, including suspension, termination, or exclusion from a state or federal health care program and the requirements in 2.G. and H. below

         O. Such other information as may be required for provider contracts/subcontracts by other sections in this contract.

2.       REQUIRED LANGUAGE - ALL PROVIDER CONTRACTS AND SUBCONTRACTS

         The following text must be included verbatim in all provider contracts and subcontracts (to the extent applicable to the provider contract/subcontract). The language either may be included in the body of the provider contract/subcontract or as an amendment.

         The provider/subcontractor agrees to serve enrollees in New Jersey Care 2000+ and NJ FamilyCare and, in doing so, to comply with all of the following provisions:

         A.       SUBJECTION OF PROVIDER CONTRACT/SUBCONTRACT

                  This provider contract/subcontract shall be subject to the applicable material terms and conditions of the contract between the contractor and the State and shall also be governed by and construed in accordance with all laws, regulations and contractual obligations incumbent upon the contractor.

         B.       COMPLIANCE WITH FEDERAL AND STATE LAWS AND REGULATIONS

                  The provider/subcontractor agrees that it shall carry out its obligations as herein provided in a manner prescribed under applicable federal and State laws, regulations, codes, and guidelines including New Jersey licensing board regulations, the Medicaid, NJ KidCare, and NJ FamilyCare State Plans, and in accordance with procedures and requirements as may from time to time be promulgated by the United States Department of Health and Human Services.

         C.       APPROVAL OF PROVIDER CONTRACTS/SUBCONTRACTS AND AMENDMENTS

                  The provider/subcontractor understands that the State reserves the right in its sole discretion to review and approve or disapprove this provider contract/subcontract and any amendments thereto.

         D.       EFFECTIVE DATE

                  This provider contract/subcontract shall become effective only when the contractor's agreement with the State takes effect.

         E.       NON-RENEWAL/TERMINATION OF PROVIDER CONTRACT/SUBCONTRACT

                  The provider/subcontractor understands that the contractor shall notify DMAHS at least [Reserved]45 days prior to the effective date of the suspension, termination, or voluntary withdrawal of the provider/subcontractor from participation in the contractor's network. If the termination was "for cause," the contractor's notice to DMAHS shall include the reasons for the termination. Provider resource consumption patterns shall not constitute "cause" unless the contractor can demonstrate it has in place a risk adjustment system that takes into account enrollee health-related differences when comparing across providers.

         F.       ENROLLEE-PROVIDER COMMUNICATIONS

                  1. The contractor shall not prohibit or restrict the provider/subcontractor from engaging in medical communications with the provider's/subcontractor's patient, either explicit or implied, nor shall any provider manual, newsletters, directives, letters, verbal instructions, or any or other form of communication prohibit medical communication between the provider/subcontractor and the provider's/subcontractor's patient.
                           Providers/subcontractors shall be free to communicate freely with their patients about the health status of their patients, medical care or treatment options regardless of whether benefits for that care or treatment are provided under the provider contract/subcontract, if the professional is acting within the lawful scope of practice. Providers/subcontractors shall be free to practice their respective professions in providing the most appropriate treatment required by their patients and shall provide informed consent within the guidelines of the law including possible positive and negative outcomes of the various treatment modalities.

                  2.       Nothing in section F.1 shall be construed:

                           a. To prohibit the enforcement, including termination, as part of a provider contract/subcontract or agreement to which a health care provider is a party, of any mutually agreed upon terms and conditions, including terms and conditions requiring a health care provider to participate in, and cooperate with, all programs, policies, and procedures developed or operated by the contractor to assure, review, or improve the quality and effective utilization of health care services (if such utilization is according to guidelines or protocols that are based on clinical or scientific evidence and the professional judgment of the provider), but only if the guidelines or protocols under such utilization do not prohibit or restrict medical communications between providers/subcontractors and their patients; or

                           b.       To permit a health care provider to
                                    misrepresent the scope of benefits covered under this provider contract/subcontractor or to otherwise require the contractor to reimburse providers/subcontractors for benefits not covered.

         G. RESTRICTION ON TERMINATION OF PROVIDER CONTRACT/SUBCONTRACT BY CONTRACTOR

                  The contractor shall not terminate this provider contract/subcontract for either of the following reasons:

                  1. Because the provider/subcontractor expresses disagreement with the contractor's decision to deny or limit benefits to a covered person or because the provider/subcontractor assists the covered person to seek reconsideration of the contractor's decision; or because the provider/subcontractor discusses with a current, former, or prospective patient any aspect of the patient's medical condition, any proposed treatments or treatment alternatives, whether covered by the contractor or not, policy provisions of the contractor, or the provider/subcontractor's personal recommendation regarding selection of a health plan based on the provider/subcontractor's personal knowledge of the health needs of such patients.

                  2. Because the provider/subcontractor engaged in medical communications, either explicit or implied, with a patient about medically necessary treatment options, or because the provider/subcontractor practiced its profession in providing the most appropriate treatment required by its patients and provided informed consent within the guidelines of the law, including possible positive and negative outcomes of the various treatment modalities.

         H.       TERMINATION OF PROVIDER CONTRACT/SUBCONTRACT - STATE

                  The provider/subcontractor understands and agrees that the State may order the termination of this provider contract/subcontract if it is determined that the provider/subcontractor:

                           1. Takes any action or fails to prevent an action that threatens the health, safety or welfare of any enrollee, including significant marketing abuses;

                           2. Takes any action that threatens the fiscal integrity of the Medicaid program;

                           3. Has its certification suspended or revoked by DOBI, DHSS, Division of Consumer Affairs, and/or any State or federal agency or is federally debarred or excluded from federal procurement and non-procurement contracts;

                           4. Becomes insolvent or falls below minimum net worth requirements; where applicable

                           5. Brings a proceeding voluntarily or has a proceeding brought against it involuntarily, under the Bankruptcy Act;

                           6.       Materially breaches the provider
                                    contract/subcontract; or

                           7.       Violates state or federal law.

         I.       NON-DISCRIMINATION

                  The provider/subcontractor shall comply with the following requirements regarding nondiscrimination:

                  1. The provider/subcontractor shall accept assignment of an enrollee and not discriminate against eligible enrollees because of race, color, creed, religion, ancestry, marital status, sexual orientation, national origin, age, sex, physical or mental handicap in accordance with Title VI of the Civil Rights Act of 1964, 42 USC Section 2000d, Section 504 of the Rehabilitation Act of 1973, 29 USC Section 794, the Americans with Disabilities Act of 1990
                           (ADA), 42 USC Section [Reserved]12131, and rules and regulations promulgated pursuant thereto, or as otherwise provided by law or regulation.

                  2. ADA Compliance. The provider/subcontractor shall comply with the requirements of the Americans with Disabilities Act (ADA). In providing health care benefits, the provider/subcontractor shall not directly or indirectly, through contractual, licensing, or other arrangements, discriminate against Medicaid/NJ FamilyCare beneficiaries who are "qualified individuals with a disability" covered by the provisions of the ADA. The contractor shall supply a copy of its ADA compliance plan to the provider/subcontractor.

                           A "qualified individual with a disability" as defined pursuant to 42 U.S.C. 12131 is an individual with a disability who, with or without reasonable modifications to rules, policies, or practices, the removal of architectural, communication, or transportation barriers, or the provision of auxiliary aids and services, meets the essential eligibility requirements for the receipt of services or the participation in programs or activities provided by a public entity.

                           The provider/subcontractor shall submit to the [Reserved]contractor a written certification that it is conversant with the requirements of the ADA, that it is in compliance with the law, and that it has assessed its provider network and certifies that the providers meet ADA requirements to the best of the provider/subcontractor's knowledge. The provider/subcontractor warrants that it will hold the State harmless and indemnify the State from any liability which may be imposed upon the State as a result of any failure of the provider/subcontractor to be in compliance with the ADA. Where applicable, the provider/subcontractor must abide by the provisions of section 504 of the federal Rehabilitation Act of 1973, as amended, regarding access to programs and facilities by people with disabilities.

                  3. The provider/subcontractor shall not discriminate against eligible persons or enrollees on the basis of their health or mental health history, health or mental health status, their need for health care services, amount payable to the provider/subcontractor on the basis of the eligible person's actuarial class, or pre-existing medical/health conditions.

                  4. The provider/subcontractor shall comply with the Civil Rights Act of 1964 (42 USC 2000d), Title IX of the Education Amendments of 1972 (regarding education programs and activities), the Age Discrimination Act of 1975, the Rehabilitation Act of 1973, the regulations (45 CFR Parts 80 & 84) pursuant to that Act, and the provisions of Executive Order 11246, Equal Opportunity, dated September 24, 1965, the New Jersey anti-discrimination laws including those contained within N.J.S.A. 10: 2-1 through N.J.S.A. 10: 2-4, N.J.S.A. 10: 5-1 et seq. and N.J.S.A. 10:
                           5-38, and all rules and regulations issued thereunder, and any other laws, regulations, or orders which prohibit discrimination on grounds of age, race, ethnicity, mental or physical disability, sexual or affectional orientation or preference, marital status, genetic information, source of payment, sex, color, creed, religion, or national origin or ancestry. The provider/subcontractor shall not discriminate against any employee engaged in the work required to produce the services covered by this provider contract/subcontract, or against any applicant for such employment because of race, creed, color, national origin, age, ancestry, sex, marital status, religion, disability or sexual or affectional orientatior or preference.

                  5. The contractor and provider/subcontractor shall not discriminate with respect to participation, reimbursement, or indemnification as to any provider who is acting within the scope of the provider's/subcontractor's license or certification under applicable State law, solely on the basis of such license or certification, or against any provider that serves high-risk populations or specializes in conditions that require costly treatment. This paragraph shall not be construed to prohibit an organization from including providers/subcontractors only to the extent necessary to meet the needs of the organization's enrollees or from establishing any measure designed to maintain quality and control costs consistent with the responsibilities of the organization.

                  6. Scope. This non-discrimination provision shall apply to but not be limited to the following: recruitment, recruitment advertising, hiring, employment upgrading, demotion, transfer, lay-off or termination, rates of pay or other forms of compensation, and selection for training, including apprenticeship included in PL 1975, Chapter 127.

                  7. Grievances. The provider/subcontractor agrees to forward to the [Reserved]contractor copies of all grievances alleging discrimination against enrollees because of race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual or affectional orientation, physical or mental handicap for review and appropriate action within three (3) business days of receipt by the provider/ subcontractor.

         J. OBLIGATION TO PROVIDE SERVICES AFTER THE PERIOD OF THE CONTRACTOR'S INSOLVENCY AND TO HOLD ENROLLEES AND FORMER ENROLLEES HARMLESS

                  1. The provider/subcontractor shall remain obligated to provide all services for the duration of the period after the contractor's insolvency, should insolvency occur, for which capitation or other payments have been made and, for any hospitalized enrollee, until the enrollee has been discharged from the inpatient facility.

                  2. The provider/subcontractor agrees that under no circumstances, (including, but not limited to, nonpayment by the contractor or the state, insolvency of the contractor, or breach of agreement) will the provider/subcontractor bill, charge, seek compensation, remuneration or reimbursement from, or have recourse against, enrollees, or persons acting on their behalf, for covered services other than provided in section 2.P.

                  3. The provider/subcontractor agrees that this provision shall survive the termination of this provider contract/subcontract regardless of the reason for termination, including insolvency of the contractor, and shall be construed to be for the benefit of the contractor or enrollees.

                  4. The provider/subcontractor agrees that this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between the provider/subcontractor and enrollees, or persons acting on their behalf, insofar as such contrary agreement relates to liability for payment for or continuation of covered services provided under the terms and conditions of this continuation of benefits provisions.

                  5. The provider/subcontractor agrees that any modification, addition, or deletion to this provision shall become effective on a date no earlier than thirty (30) days after the approval by the State.

                  6. The provider/subcontractor shall comply with the prohibition against balance billing as described within the payment in-full provision of N.J.S.A. 30:4D-6(c).

         K.       INSPECTION

                  The provider/subcontractor shall allow the New Jersey Department of Human Services, the U.S. Department of Health and Human Services (DHHS), and other authorized State agencies, or their duly authorized representatives, to inspect or otherwise evaluate the quality, appropriateness, and timeliness of services performed under the provider contract/subcontract, and to inspect, evaluate, and audit any and all books, records, financial records, and facilities maintained by the provider/subcontractor pertaining to such services, at any time during normal business hours (and after business hours when deemed necessary by DHS or DHHS) at a New Jersey site designated by the State. Inspections may be unannounced for cause.

                  The subcontractor shall also permit the State, at its sole discretion, to conduct onsite inspections of facilities maintained by the provider/subcontractor, prior to approval of their use for providing services to enrollees.

                  Books and records include, but are not limited to, all physical records originated or prepared pursuant to the performance under this provider contract/subcontract, including working papers, reports, financial records and books of account, medical records, dental records, prescription files, provider contracts and subcontracts, credentialing files, and any other documentation pertaining to medical, dental, and nonmedical services to enrollees. Upon request, at any time during the period of this provider contract/subcontract, the provider/subcontractor shall furnish any such record, or copy thereof, to the Department or the Department's External Review Organization within 30 days of the request. If the Department determines, however, that there is an urgent need to obtain a record, the Department shall have the right to demand the record in less than 30 days, but no less than 24 hours.

         L.       RECORD MAINTENANCE

                  The provider/subcontractor shall agree to maintain all of its books and records in accordance with the general standards applicable to such book or record keeping.

         M.       RECORD RETENTION

                  The provider/subcontractor hereby agrees to maintain an appropriate recordkeeping system for services to enrollees. Such system shall collect all pertinent information relating to the medical management of each enrolled beneficiary and make that information readily available to appropriate health professionals and the Department. Records must be retained for the later of:

                  1.       Five (5) years from the date of service, or

                  2. Three (3) years after final payment is made under the provider contract/subcontract and all pending matters are closed.

                  If an audit, investigation, litigation, or other action involving the records is started before the end of the retention period, the records shall be retained until all issues arising out of the action are resolved or until the end of the retention period, whichever is later. Records shall be made accessible at a New Jersey site and on request to agencies of the State of New Jersey and the federal government. For enrollees who are eligible through the Division of Youth and Family Services, records shall be kept in accordance with the provisions under N.J.S.A. 9:6-8.l0a and 9:6-8:40 and consistent with need to protect the enrollee's confidentiality.

                  If an enrollee disenrolls from the contractor, the provider/subcontractor shall release medical records of the enrollee as may be directed by the enrollee, authorized representatives of the Department and appropriate agencies of the State of New Jersey and of the federal government. Release of records shall be consistent with the provision of confidentiality expressed in Section 2.R., Confidentiality, and at no cost to the enrollee.

         N.       DATA REPORTING

                  The provider/subcontractor agrees to provide all necessary information to enable the contractor to meet its reporting requirements, including specifically with respect to encounter reporting. The encounter data shall be in a form acceptable to the State.

         O.       DISCLOSURE

                  1. The provider/subcontractor further agrees to comply with the Prohibition On Use Of Federal Funds For Lobbying provisions of the contractor's agreement with the State.

                  2. The provider/subcontractor shall comply with financial disclosure provision of 42 CFR 434,1903 (m) of the S.S.A., and N.J.A.C. 10:49-19.

         P.       LIMITATIONS ON COLLECTION OF COST-SHARING

                  The provider/subcontractor shall not impose cost-sharing charges of any kind upon Medicaid or NJ FamilyCare A and B enrollees. Personal contributions to care for NJ FamilyCare C enrollees and copayments for certain NJ FamilyCare Plan D enrollees shall be collected in accordance with the attached schedule.

         Q.       INDEMNIFICATION BY PROVIDER/SUBCONTRACTOR

                  1. The provider/subcontractor agrees to indemnify and hold harmless the State, its officers, agents and employees, and the enrollees and their eligible dependents from any and all claims or losses accruing or resulting from its negligence in furnishing or supplying work, services, materials, or supplies in connection with the performance of this provider contract/subcontract.

                  2. The provider/subcontractor agrees to indemnify and hold harmless the State, its officers, agents, and employees, and the enrollees and their eligible dependents from liability deriving or resulting from its insolvency or inability or failure to pay or reimburse any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this provider contract/subcontract. Further, the contractor agrees that its enrollees are not held liable for payments for covered services furnished under contract, referral, or other arrangement, to the extent that those payments are in excess of the amount that the enrollee would owe if the contractor provided the services directly.

                  3. The provider/subcontractor agrees further that it will indemnify and hold harmless the State, its officers, agents, and employees, and the enrollees and their eligible dependents from any and all claims for services for which the provider/subcontractor receives payment.

                  4. The provider/subcontractor agrees further to indemnify and hold harmless the State, its officers, agents and employees, and the enrollees and their eligible dependents, from all claims, damages, and liability, including costs and expenses, for violation of any proprietary rights, copyrights, or rights of privacy arising out of the publication, translation, reproduction, delivery, performance, use, or disposition of any data furnished to it under this provider contract/subcontract, or for any libelous or otherwise unlawful matter contained in such data that the provider/subcontractor inserts.

                  5. The provider/subcontractor shall indemnify the State, its officers, agents and employees, and the enrollees and their eligible dependents from any injury, death, losses, damages, suits, liabilities judgments, costs and expenses and claim of negligence or willful acts or omissions of the provider/subcontractor, its officers, agents, and employees arising out of alleged violation of any State or federal law or regulation. The provider/subcontractor shall also indemnify and hold the State harmless from any claims of alleged violations of the Americans with Disabilities Act by the subcontractor/provider.

         R.       CONFIDENTIALITY

                  1. General. The provider/subcontractor hereby agrees and understands that all information, records, data, and data elements collected and maintained for the operation of the provider/subcontractor and the contractor and Department and pertaining to enrolled persons, shall be protected from unauthorized disclosure in accordance with the provisions of 42 U.S.C. 1396(a)(7)(Section 1902(a)(7) of the Social Security Act), 42 CFR Part 431, subpart F, 45 CFR Parts 160 and 164, Subparts A and E, N.J.S.A. 30:4D-7
                           (g) and N.J.A.C. 10:49-9.4. Access to such information, records, data and data elements shall be physically secured and safeguarded and shall be limited to those who perform their duties in accordance with provisions of this provider contract/subcontract including the Department of Health and Human Services and to such others as may be authorized by DMAHS in accordance with applicable law. For enrollees covered by the contractor's plan that are eligible through the Division of Youth and Family Services, records shall be kept in accordance with the provisions under N.J.S.A. 9:6-8. lOa and 9:6-8:40 and consistent with the need to protect the enrollee's confidentiality.

                  2. Enrollee-Specific Information. With respect to any identifiable information concerning an enrollee that is obtained by the provider/subcontractor, it: (a) shall not use any such information for any purpose other than carrying out the express terms of this provider contract/subcontract; (b) shall promptly transmit to the Department all requests for disclosure of such information; (c) shall not disclose except as otherwise specifically permitted by the provider contract/subcontract, any such information to any party other than the Department without the Department's prior written authorization specifying that the information is releasable under 42 CFR, Section 431.300 et seq., and (d) shall, at the expiration or termination of the provider contract/subcontract, return all such information to the Department or maintain such information according to written procedures sent by the Department for this purpose.

                  3. Employees. The provider/subcontractor shall instruct its employees to keep confidential all information, records, data, and data elements pertaining to enrolled persons. The provider/subcontractor shall further instruct its employees to keep confidential information concerning the business of the State, its financial affairs, its relations with its enrollees and its employees, as well as any other information which may be specifically classified as confidential by law.

                  4. Medical Records and management information data concerning enrollees shall be confidential and shall be disclosed to other persons within the provider's/subcontractor's organization only as necessary to provide medical care and quality, peer, or grievance review of medical care under the terms of this provider contract/subcontract.

                  5. The provisions of this article shall survive the termination of this provider contract/subcontract and shall bind the provider/subcontractor so long as the provider/subcontractor maintains any individually identifiable information relating to Medicaid/NJ FamilyCare beneficiaries.

         S.       CLINICAL LABORATORY IMPROVEMENT

                  The provider/subcontractor shall ensure that all laboratory testing sites providing services under this provider contract/subcontract have either a Clinical Laboratory Improvement Amendment (CLIA) certificate of waiver or a certificate of registration along with a CLIA identification number. Those laboratory service providers with a certificate of waiver shall provide only those tests permitted under the terms of their waiver. Laboratories with certificates of registration may perform a full range of laboratory tests.

         T.       FRAUD AND ABUSE

                  1. The provider/subcontractor agrees to assist the contractor as necessary in meeting its obligations under its contract with the State to identify, investigate, and take appropriate corrective action against fraud and/or abuse (as defined in 42 CFR 455.2) in the provision of health care services.

                  2. If the State has withheld payment and/or initiated a recovery action against the provider/subcontractor, or withheld payments pursuant to 42 CFR 456.23 and NJAC 10:49-9.10(a), the contractor shall have the right to withhold payments from the provider/subcontractor and/or forward those payments to the State.

         U.       THIRD PARTY LIABILITY

                  1. The provider/subcontractor shall utilize, whenever available, and report any other public or private third party sources of payment for services rendered to enrollees.

                  2. Except as provided in subsection 3. below, if the provider/subcontractor is aware of third party coverage, it shall submit its claim first to the appropriate third party before submitting a claim to the contractor.

                  3. In the following situations, the provider/ subcontractor may bill the contractor first and then coordinate with the liable third party, unless the contractor has received prior approval from the State to take other action.

                           a. The coverage is derived from a parent whose obligation to pay support is being enforced by the Department of Human Services.

                           b. The claim is for prenatal care for a pregnant woman or for preventive pediatric services (including EPSDT services) that are covered by the Medicaid program.

                           c. The claim is for labor, delivery, and post-partum care and does not involve hospital costs associated with the inpatient hospital stay.

                           d. The claim is for a child who is in a DYFS supported out of home placement.

                           e. The claim involves coverage or services mentioned in 3.a, 3.b, 3.c, or 3.d, above in combination with another service.

                  4. If the provider/subcontractor knows that the third party will neither pay for nor provide the covered service, and the service is medically necessary, the provider/subcontractor may bill the contractor without having received a written denial from the third party.

                  5.       Sharing of TPL Information by the Provider/
                           Subcontractor.

                           a. The provider/subcontractor shall notify the contractor within thirty (30) days after it learns that an enrollee has health insurance coverage not reflected in the health insurance provided by the contractor, or casualty insurance coverage, or of any change in an enrollee's health insurance coverage.

                           b. When the provider/subcontractor becomes aware that an enrollee has retained counsel, who either may institute or has instituted a legal cause of action for damages against a third party, me provider/subcontractor shall notify the contractor in writing, including the enrollee's name and Medicaid identification number, date of accident/incident, nature of injury, name and address of enrollee's legal representative, copies of pleadings, and any other documents related to the action in the provider's/subcontractor's possession or control. This shall include, but not be limited to (for each service date on or subsequent to the date of the accident/incident), the enrollee's diagnosis and the nature of the service provided to the enrollee.

                           c. The provider/subcontractor shall notify the contractor within thirty (30) days of the date it becomes aware of the death of one of its Medicaid enrollees age 55 or older, giving the enrollee's full name, Social Security Number, Medicaid identification number, and date of death.

                           d. The provider/subcontractor agrees to cooperate with the contractor's and the State's efforts to maximize the collection of third party payments by providing to the contractor updates to the information required by this section.

3.       FQHC PROVIDER CONTRACTS/SUBCONTRACTS

         In addition to the provisions described in Sections 1 and 2, FQHC provider contract/subcontracts must:

                  A.       List each specific service to be covered.

                  B. Include the credentialing requirements for individual practitioners.

                  C. Include an assurance that continuation of the FQHC contract is contingent on maintaining quality services and maintaining the Primary Care Evaluation Review (PCER) by the federal government at a good quality level. FQHCs must make available to the contractor the PCER results annually which shall be considered in the contractor's QM reviews for assessing quality of care.

4.       HOSPITAL PROVIDER CONTRACT/SUBCONTRACTS

         In addition to the provisions described in Sections 1 and 2, hospital provider contract/subcontracts must comply with all of the following:

         A. Hospital contracts shall list each specific service to be covered including:

                  1.       Inpatient services;

                  2. Anesthesia and whether professional services of anesthesiologists and nurse anesthetists are included;

                  3.       Emergency room services

                           a.       Triage fee - whether facility and
                                    professional fees are included;

                           b. Medical screening fee - whether facility and professional fees are included;

                           c.       Specific treatment rates for:

                                    (1)      Emergent services

                                    (2)      Urgent services

                                    (3)      Non-urgent services

                                    (4)      Other

                           d.       Other - must specify

                  4.       Neonatology - facility and professional fees

                  5.       Radiology

                           a.       Diagnostic

                           b.       Therapeutic

                           c.       Facility fee

                           d.       Professional services

                  6.       Laboratory - facility and professional services

                  7. Outpatient/clinic services must be specific and address

                           a.       School based service programs

                           b.       Audiology therapy and therapists

                  8.       AIDS Centers

                  9.       Any other specialized service or center of excellence

                  10. Hospice services if the hospital has an approved hospice agency which is Medicare certified.

                  11. Home Health agency services if hospital has an approved home health agency license from the Department of Health and Senior Services which meets licensing and Medicare certification participation requirements.

                  12.      Any other service.

         B. The contractor shall pay for all medical screening services rendered to its enrollees by hospitals and emergency room physicians. The amount and method of reimbursement for medical screenings shall be subject to negotiation between the contractor and the hospital and directly with non-hospital-salaried emergency room physicians and shall include reimbursement for urgent care and non-urgent care rates. Non-participating hospitals may be reimbursed for hospital costs at Medicaid rates or other mutually agreeable rates for medical screening services. Additional fees for additional services may be included at the discretion of the contractor and the hospital.

         C. Prior authorization for medical screenings, emergency care, or urgent care situations at the hospital emergency room shall not be required. The hospital emergency room physician may determine the necessity for contacting the PCP or the contractor for information about a patient who presents with an urgent condition.

5.       PCP PROVIDER CONTRACTS/SUBCONTRACTS

         In addition to the provisions in 1 and 2, PCP provider contracts/subcontracts shall include the responsibilities of the PCP, including that the PCP shall:

         A.       Supervise, coordinate, and manage enrollee's care

         B.       Maintain the enrollee's medical record

         C.       Provide 24 hour/7 day a week access

         D.       Make referrals for specialty care

B.7.3 FINANCIAL GUIDE FOR REPORTING MEDICAID/NJ FAMILYCARE RATE CELL GROUPING COSTS

HMO FINANCIAL GUIDE

FOR REPORTING

MEDICAID/NJ FAMILYCARE

RATE CELL GROUPING COSTS

STATE OF NEW JERSEY

[Reserved]

[Reserved]

CONTENTS

1.   Introduction............................................................................            1

2.   General Instructions....................................................................            6

3.   Report Guidelines.......................................................................            8

     -    Report #1: Lag Report (Table 20, Parts A-D)........................................            8

     -    Report #2: Income Statements by Rate Cell Grouping (Table 19, Parts A-S)...........           11

          -    Table 19, Part T: Non-State Plan Services

          -    Table 19, Parts U - AF: Annual Supplemental Exhibits by Region

     -    Report #3, Table 21: Maternity Outcome Counts......................................           19

4.   Incurred-But-Not-Reported (IBNR) Methodology............................................   Appendix A

5.   Report Forms............................................................................   Appendix B

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

INTRODUCTION

PURPOSE

The objective of this Guide is to ensure uniformity, accuracy and completeness in reporting Medicaid rate cell groupings. In addition, the provision of this Guide to the HMOs will help to eliminate inconsistencies, as reports can vary in the presentation of items such as allocation of expenses, accrual of INCURRED-BUT-NOT-REPORTED (IBNR) claims, handling of maternity claims, and other items. All reports should be submitted as outlined in the general instructions. The financial reports submitted from this Guide will be used in future rate setting and to better assess the financial performance of HMOs.

The reports in this Guide are to supplement, not replace, the reporting requirements currently required in the Division of Medical Assistance and Health Services (DMAHS) Managed Care Contract (please refer to Section A of the contract). Key differences between this Guide and the reports currently submitted to the State are as follows:

-    Rate cell grouping detail;

-    Regional detail;

-    IBNR calculation detail; and

-    Timing of submissions.

RATE CELL GROUPINGS

This Guide requires key cost reporting by rate cell grouping. Rate cells have been combined into [Reserved] FIFTEEN rate cell groupings for these reporting purposes. Please note where Acquired Immunodeficiency Syndrome (AIDS) individuals are included or excluded in the rate cell groupings. Also note that maternity costs are reported as a separate rate cell grouping and should be excluded from other rate cell groupings. The rate cell groupings are as follows:

RATE CELL GROUPING   CAPITATION CODE                 DESCRIPTION
--------------------------------------------------------------------------------
                                  AFDC/SSI/DDD
--------------------------------------------------------------------------------
 AFDC/NJCPW/ NJ       113R1 - 113R3    Individuals eligible for Aid to Families
 KidCare A            114R1 - 114R3    with Dependent Children (AFDC), New
(Excluding AIDS)      123R1 - 123R3    Jersey Care Pregnant Women (NJCPW), or NJ
                      124R1 - 124R3    KidCare A (children below the age of 19
                      131R1 - 131R3    with family incomes up to and including
                      134R1 - 134R3    133% of the federal poverty level (FPL)),
                      142R1 - 142R3    excluding individuals with AIDS.
                      144R1 - 144R3
                      151R1 - 151R3
                      153R1 - 153R3
                      172R1 - 172R3
                      183R1 - 183R3
--------------------------------------------------------------------------------

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

INTRODUCTION

RATE CELL GROUPING   CAPITATION CODE                 DESCRIPTION
--------------------------------------------------------------------------------
DYFS Clients         31399, 32399,     Individuals eligible through the
(Excluding AIDS)     34399             Division of Youth and Family
                                       Services (DYFS), also known as
                                       Foster Care children and children
                                       with Adoption Assistance, excluding
                                       individuals with AIDS.
--------------------------------------------------------------------------------
ABD with Medicare    48399             ABD (Aged, Blind, and/or Disabled)
- DDD                                  individuals who receive Medicare
(Excluding AIDS)                       and are eligible for services through
                                       the Division of Developmental
                                       Disabilities (DDD), excluding
                                       individuals with AIDS.
--------------------------------------------------------------------------------
ABD with Medicare -  711R1-711R3       ABD individuals who receive
Non-DDD              813R1-813R3       Medicare and are not eligible for
(Excluding AIDS)     823R1 - 823R3     services through the DDD, excluding
                                       individuals with AIDS.
--------------------------------------------------------------------------------
Non-ABD - DDD        47399             Non-ABD individuals eligible for
(Excluding AIDS)                       services through the DDD, excluding
                                       individuals with AIDS.
--------------------------------------------------------------------------------
ABD without          49399             ABD individuals not receiving
Medicare - DDD                         Medicare and eligible for services
(Including AIDS)                       through the DDD, including
                                       individuals with AIDS.
--------------------------------------------------------------------------------
ABD without          71099, 81099      ABD individuals not receiving
Medicare - Non-DDD                     Medicare and not eligible for
(Including AIDS)                       services through the DDD, including
                                       individuals with AIDS.
--------------------------------------------------------------------------------

                            NJ FamilyCare/NJ KidCare

--------------------------------------------------------------------------------
NJ KidCare B&C       61399, 62399,     Eligible children under age 19 with
(Excluding AIDS)     63399             family income above 133% and up
                                       to and including 200% FPL,
                                       excluding individuals with AIDS.
--------------------------------------------------------------------------------
NJ KidCare D         91399, 92399,     Eligible children under age 19 with
(Excluding AIDS)     93399             family income between 201% and up
                                       to and including 350% FPL,
                                       excluding individuals with AIDS.
--------------------------------------------------------------------------------
NJ FamilyCare        [Reserved]        Parents with dependent children with
Parents 0-133% FPL   [Reserved] 15599, family income between 0% and
(Excluding AIDS)     17599,18599       133% FPL, excluding individuals with
                                       AIDS.
--------------------------------------------------------------------------------

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

INTRODUCTION

RATE CELL GROUPING   CAPITATION CODE                 DESCRIPTION
--------------------------------------------------------------------------------
[Reserved]           [Reserved]        [Reserved]

[Reserved]           [Reserved]        [Reserved]
--------------------------------------------------------------------------------

                            Special Populations/Data

--------------------------------------------------------------------------------
ABD with Medicare    28499, 48499      ABD individuals with AIDS who receive
-AIDS                                  Medicare, including those eligible for
                                       DDD, excluding the risk-adjusted
                                       populations.
--------------------------------------------------------------------------------
Non-ABD-AIDS         27499, 47499,     Non-ABD individuals with AIDS including
                     27599,            AFDC, NJCPW, NJ KidCare, DYFS, and NJ
                     [Reserved] 27699  FamilyCare, excluding the risk-adjusted
                                       populations.
--------------------------------------------------------------------------------
Maternity            N/A               Please refer to criteria outlined in the
                                       instruction for Report #2, [Reserved]
                                       below.
--------------------------------------------------------------------------------

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

INTRODUCTION

GEOGRAPHIC REGIONS

Some of the reports in this Guide request information from the three geographic regions corresponding to those used in rate setting. Listed below are the counties included in each geographic region:

--------------------------------------------------------------------------------
NORTHERN (REGION 1)   CENTRAL (REGION 2)           SOUTHERN (REGION 3)
--------------------------------------------------------------------------------
 Bergen               Essex                Atlantic
--------------------------------------------------------------------------------
 Hudson               Mercer               Burlington
--------------------------------------------------------------------------------
 Hunterdon            Middlesex            Camden
--------------------------------------------------------------------------------
 Morris               Union                Cape May
--------------------------------------------------------------------------------
 Passaic                                   Cumberland
--------------------------------------------------------------------------------
 Somerset                                  Gloucester
--------------------------------------------------------------------------------
 Sussex                                    Monmouth
--------------------------------------------------------------------------------
 Warren                                    Ocean
--------------------------------------------------------------------------------
                                           Salem
--------------------------------------------------------------------------------

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

GENERAL INSTRUCTIONS

The following are general guidelines for completing the various reports required to be submitted by the HMOs to the State. These instructions are designed to promote uniformity in reporting.

DUE DATES

All Medicaid revenues and expenses must be reported using the accrual basis of accounting. Reports shall be submitted quarterly, and are due 45 days following each quarter end:

Quarter Ending:                         Due Date:
March 31                                May 15
June 30                                 August 15
September 30                            November 15
December 31                             February 15.

If a due date falls on a weekend or state holiday, reports will be due the next business day. Please submit the completed reports to:

                           State of New Jersey
                           Bureau of Financial Reporting
                           [Reserved]
                           Building 5, 2nd Floor
                           5 QuakerBridge Plaza
                           Trenton, NJ 08691
                           [Reserved]

                           and
                           [Reserved]
                           Mercer Government Human Services Consulting
                           Attn: Mike Nordstrom
                           3131 East Camelback Road, Suite 300
                           Phoenix, AZ 85016
                           mike.nordstrom@mercer.com

FORMAT

The HMO will submit one hard copy of these reports to the STATE OF NEW JERSEY AT THE address listed above and an electronic version to the e-mail addresses listed above in the formats specified. Copies of the reports are included in Appendix B.

ANNUAL AUDIT REQUIREMENT

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

GENERAL INSTRUCTIONS

Please refer to Section 7.27 for the audit requirements in the current DMAHS managed care contract.

OTHER INSTRUCTIONS

Line titles and columnar headings of the various reports are, in general, self-explanatory. Specific instructions are provided for items that may have some question as to content. Any entry for which no specific instructions are included should be made in accordance with sound accounting principles and in a manner consistent with related items covered by specific instructions.

Incorporate adjustments to prior data in the current reporting period. Adjustments for prior period IBNR estimates should be included on Report #2 Part S, in Line 40. Information about any adjustments that pertain to prior periods should be explained in a note to the reports. However, if there was material error in preparation of the prior period report, a revised report should be submitted.

Unanswered questions or blank lines on any report or schedule will render the report or schedule incomplete and may result in a resubmission request. Any resubmission must be clearly identified as such. If no answers or entries are to be made, write "None", "Not Applicable (N/A)", or "-0-" in the space provided. Always use predefined categories or classifications before reporting an amount as "Other".

Dollar amounts should be reported to the nearest dollar. Per member per month
(PMPM) amounts, however, should be shown with two digits to the right of the decimal point.

Additional sheets referencing the applicable reports can be attached for further explanation. You may also use "Notes to Financial Reports" in Appendix B for write-ins and explanations.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

REPORT #1: LAG REPORTS (PARTS A-D)

Analyzing the accuracy of historical medical claims liability estimates is helpful in assessing the adequacy of current liabilities. In addition, valid IBNR liability estimates are crucial when utilizing financial statements in the managed care rate setting process. This schedule provides the necessary information to make this analysis.

Information is provided on Inpatient Hospital, Physician, Pharmacy, and Other Medical Payments on Parts A through D, respectively, with all rate cell groupings combined. See below for services that are included in each Medical Cost Grouping.

----------------------------------------------------------------------
  CATEGORY OF                                             MEDICAL COST
    SERVICE                  DESCRIPTION                    GROUPING
----------------------------------------------------------------------
Inpatient         Inpatient hospital costs including      Inpatient
Hospital          ancillary services for enrollees while  Hospital
                  confined to an acute care hospital,
                  including out of area (OOA)
                  hospitalization.
----------------------------------------------------------------------
Primary Care      All costs associated with medical
                  services provided in any setting by a   Physician
                  primary care provider, including
                  physicians and other practitioners.
----------------------------------------------------------------------
Physician         All costs associated with medical
Specialty         services provided by a physician other  Physician
Services          than a primary care physician (PCP).
----------------------------------------------------------------------
Pharmacy          Expenses for legend and non-legend
                  drugs provided that includes both       Pharmacy
                  ingredient costs and dispensing fees.
                  Exclude expenses reported as Human
                  Immunodeficiency Virus (HIV)/AIDS
                  Reimbursable Drugs.
----------------------------------------------------------------------
HIV/AIDS          Specifically, protease inhibitors and
Reimbursable      certain other anti-retrovirals and      Pharmacy
Drugs             factor VIII and IX blood clotting
                  factors.
----------------------------------------------------------------------
Outpatient        The facility component of the
Hospital          outpatient visit. The visit can be      Other
                  free standing or a hospital outpatient
                  department.
----------------------------------------------------------------------
Other             Compensation paid by the HMO to
Professional      non-physician providers engaged in the  Other
Services          delivery of medical services.
----------------------------------------------------------------------
Emergency Room    The facility component of the
                  emergency room visit as well as OOA     Other
                  emergency room costs.
----------------------------------------------------------------------
DME/Medical       The cost of durable medical equipment
Supplies          (DME) and supplies.                     Other
----------------------------------------------------------------------
Prosthetics and   The cost of Prosthetics and Orthotics.  Other
Orthotics
----------------------------------------------------------------------
Dental            Expenses for all dental services
                  provided.                               Other
----------------------------------------------------------------------

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

----------------------------------------------------------------------
  CATEGORY OF                                             MEDICAL COST
    SERVICE                  DESCRIPTION                    GROUPING
----------------------------------------------------------------------
Home Health       Expenses for home health services       Other
Care              provided including nurses, aides,
                  hospice costs, and private duty
                  nursing.
----------------------------------------------------------------------
Transportation    Expenses for all ambulance, medical
                  intensive care units (MICUs) and        Other
                  invalid coach services.
----------------------------------------------------------------------
Lab & X-ray       The cost of all laboratory and
                  radiology (diagnostic and therapeutic)  Other
                  services for which the HMO is
                  separately billed.
----------------------------------------------------------------------
Vision Care       The cost of routine exams (by
including         non-physicians) and dispensing glasses  Other
Eyeglasses        to correct eye defects. This category
                  includes the cost of eyeglasses but
                  excludes ophthalmologist costs related
                  to the treatment of disease or injury
                  to the eye.
----------------------------------------------------------------------
                  The cost of all mental health and
Mental Health/    substance abuse services including      Other
Substance         inpatient, physician services,
Abuse             outpatient hospital, other
                  professional services, and other
                  services associated with mental health
                  or substance abuse treatment.
----------------------------------------------------------------------
Other Medical     Medical expenses not included above.    Other
----------------------------------------------------------------------

The schedules are arranged with the month of service horizontally and the month of payment vertically. Therefore, payments made during the current month for services rendered during the current month would be reported in Line 1, Column 3, while payments made during the current month for services rendered in prior months would be reported on Line 1, Columns 4 through 39. Please note that columns 13 through 38 and rows 11 through 36 are hidden in the sample worksheet. Lines 1 through [Reserved]3 contain data for payments made in the current period. Earlier data on Lines [Reserved]4 through 37 should match data on appropriate lines on the prior period's submission. If Lines 4 through 37 change from the prior period's submission, include an explanation. The current month is the last month of the period that is being reported. For example, in the report for the period ended June 30, [Reserved] 2003, the current month would be June [Reserved] 2003, and the first prior month would be May [Reserved] 2003. Do not include risk pool distributions as payments in this schedule.

Report #1 must provide data for the period beginning with the first month the HMO is responsible for providing medical benefits to Medicaid recipients, and ending with the current month.

Line 39 - Subcapitation payments should be reported here, by month of payment. They should not be included above Line 39. For the current period, Line 39 should contain new data in Columns 3 through 5. Data in columns 6 through 38 should match data in appropriate columns on the prior period's submission. If columns 6 through 38 change from the prior period's submission, include an explanation.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

Line 40 - Report pharmacy rebates anticipated for drugs dispensed this period. Adjust as appropriate any adjustment applicable to a prior period. Only complete for the Pharmacy Payment report, Part C.

Line 41 - The HMO should report payments on Lines 1-36. If the HMO makes a settlement or other payment that cannot be reported on Lines 1-36 due to lack of data, the amount should be reported on Line 41 with the payment month used as a substitute for the service month. If an amount is shown on Line 41 in columns 3 through 5, include an explanation. If columns 6 and greater change from the prior submission, also include an explanation.

Line 42 - This line is the total amount paid to date for services rendered. Line 42 should equal the sum of Lines 38, 39 and 41. For the Pharmacy Payment report, Part C, also include Line 40.

Line 43 - This line provides the current estimate of remaining liability for unpaid claims for each month of service. The amount in each column on this line must be updated each period. The amount in Column 40 is the sum of amounts in Columns 3 through 39. The sum of the amounts in Column 40, in parts A through D, is the unpaid claim liability (IBNR and reported-but-unpaid-claims (RBUC)). Please refer to Attachment A for a methodology for calculating IBNR.

Line 44 - The total incurred claims is the sum of Lines 42 (the amounts paid to date) and Line 43 (estimate of unpaid claims liability). Amounts on Line 44 are shown for each month.

The State recognizes that claims liabilities may include the administrative portion of claim settlement expenses. Any liability for future claim settlement expense must be disclosed in the notes to the Guide.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

REPORT #2: INCOME STATEMENT BY RATE CELL GROUPING (PARTS A - S)

This report is meant to provide detailed summary information on revenues and expenses. A separate report is to be completed for each of the [Reserved] fourteen rate cell groupings and for Maternity, with Report #2 Part S being the summation of Parts A-R. For reporting purposes, AIDS revenues and expenses are included or excluded from the rate cell groupings as indicated on the report forms and in the chart defining the rate cell groupings provided on page 2.

Do not include maternity revenues or expenses in Parts A - Q. Only include Maternity and newborn revenues and expenses on the Income Statement for Maternity, Part R, and for All Rate Cell Groupings, Part S. Include Maternity costs associated with the following codes for still births or live births after the twelfth week of gestation, excluding elective abortions:

ICD-9 DIAGNOSIS CODES:

-    640.01, 640.81, 640.91

-    641.01, 641.11, 641.21, 641.31, 641.81, 641.91,

-    642.01, 642.11, 642.21, 642.31, 642.41, 642.51, 642.61, 642.71, 642.91,
     642.02, 642.12, 642.22, 642.32, 642.42, 642.52, 642.62, 642.72, 642.92

-    643.01, 643.11, 643.21, 643.81, 643.91,

-    645.01

-    646.01, 646.11, 646.12, 646.21, 646.22, 646.31, 646.41, 646.42, 646.51,
     646.52, 646.61, 646.62, 646.71, 646.81, 646.82, 646.91

-    647.01, 647.11, 647.21, 647.31, 647.41, 647.51, 647.61, 647.81, 647.91,
     647.02, 647.12, 647.22, 647.32, 647.42, 647.52, 647.62, 647.82, 647.92

-    648.01, 648.11, 648.21, 648.31, 648.41, 648.51, 648.61, 648.71, 648.81,
     648.91, 648.02, 648.12, 648.22, 648.32, 648.42, 648.52, 648.62, 648.72,
     648.82, 648.92

-    650 (and any or no trailing characters)

-    651.01, 651.11, 651.21, 651.31, 651.41, 651.51, 651.61, 651.81, 651.91

-    652.01, 652.11, 652.21, 652.31, 652.41, 652.51, 652.61, 652.71, 652.81,
     652.91

-    653.01, 653.11, 653.21, 653.31, 653.41, 653.51, 653.61, 653.71, 653.81,
     653.91

-    654.01, 654.11, 654.21, 654.31, 654.41, 654.51, 654.61, 654.71, 654.81,
     654.91, 654.02, 654.12, 654.22, 654.32, 654.42, 654.52, 654.62, 654.72,
     654.82, 654.92

-    655.01, 655.11, 655.21, 655 31, 655.41, 655.51, 655.61, 655.71, 655.81,
     655.91

-    656.01, 656.11, 656.21, 656.31, 656.41, 656.51, 656.61, 656.71, 656.81,
     656.91

-    657.01

-    658.01, 658.11, 658.21, 658.31, 658.41, 658.81, 658.91

-    659.01, 659.11, 659.21, 659.31, 659.41, 659.51, 659.61, 659.71, 659.81,
     659.91

-    660.01, 660.11, 660.21, 660.31, 660.41, 660.51, 660.61, 660.71, 660.81,
     660.91

-    661.01, 661.11, 661.21, 661.31, 661.41, 661.91

-    662.01, 662.11, 662.21, 662.31

-    663.01, 663.11, 663.21, 663.31, 663.41, 663.51, 663.61, 663.81, 663.91

-    664 (and any or no trailing characters)

-    665.01, 665.11, 665.31, 665.41, 665.51, 665.61, 665.71, 665.81, 665.91,
     665.22, 665.72, 665.82, 665.92

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

-    666.02, 666.12, 666.22, 666.32

-    667.02, 667.12

-    668.01, 668.11, 668.21, 668.81, 668.02, 668.12, 668.22, 668.82

-    669.01, 669.11, 669.21, 669.31, 669.41, 669.51, 669.61, 669.71 669.81,
     669.91, 669.02, 669.12, 669.22, 669.32, 669.42, 669.82, 669.92

-    670.02

-    671.01, 671.11, 671.21, 671.31, 671.42, 671.51, 671.81, 671.91, 671.02,
     671.12, 671.22, 671.52, 671.82, 671.92

-    672.02

-    673.01, 673.11, 673.21, 673.31, 673.81, 673.02, 673.12, 673.22, 673.32,
     673.82

-    674.01, 674.02 674.12, 674.22, 674.32, 674.42, 674.82, 674.92

-    675.01, 675.11, 675.21, 675.81, 675.91, 675.02, 675.12, 675.22, 675.82,
     675.92

-    676.01, 676.11, 676.21, 676.31, 676.41, 676.51, 676.61, 676.81, 676.91,
     676.02, 676.12, 676.22, 676.32, 676.42, 676.52, 676.62, 676.82, 676.92, 677
     (no other characters)

-    V27, V27.0, V27.1, V27.2, V27.3, V27.4, V27.5, V27.6, V27.7, V27.9

CPT-4 CODES

-    59400, 59409, 59410, 59412, 59414, 59430, 59510, 59514, 59515, 59525,
     59610, 59612, 59614, 59618, 59620, 59622, 59821

REVENUE CODES

-    720, 722, 724, 729

Additionally, for July 1, 2003 and later births, [reserved] maternity costs will include the first two (2) months of newborn claims previously reported in the AFDC/NJCPW/KidCare A, NJ FamilyCare B and C, and DYFS rate cell groupings. Age should be determined by counting the child's age as of their last birthday, on the first of the month in which the claim is incurred. Newborn claims for births prior to July 1, 2003, should not be reported in Part R, but rather in Parts such as A, B, or C.

Except for non-State Plan services (Part T),[Reserved] all revenues and expenses must be reported on Report #2 using the accrual basis of accounting for the [Reserved] requested period of the calendar year. Cumulative YTD revenues and expenses are also required in this report. Each report is based on statewide reporting except for the rate cell grouping AFDC/NJCPW/NJ KidCare A, which is to be reported for each of the Northern, Central and Southern regions (Report #2 Parts A-C). The supplemental exhibits for AFDC Youth (Report #2 Parts U-W), [Reserved] ABD (including AIDS) without [Reserved] Medicare (Report #2 Parts X-Z), NJ KidCare B & C Youth (Report #2 Parts AA-AC), and NJ FamilyCare Parents 0-133% FPL 19-44 Female (Report #2 Parts AD-AF) -are also to be reported for each of the Northern, Central, and Southern regions. -Each report must provide total dollar amounts and PMPM amounts. Cells shaded are not to be filled out. Report #2 Part S must reconcile to reports #6A and #6B.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

The non-State Plan services (see: Supplemental Benefits, Article 4.1.7 of the contract) report (Part T) has been created to provide information on benefits/services reported within Report #2, Parts A-S in excess of the State Plan. All medical and administrative expenses must be reported using actual incurred and paid data for the current period of the calendar year. Unit cost expenses for the non-State Plan services must also be provided. Examples of non-State Plan approved medical expenses include additional vision care benefits [Reserved] or over-the-counter drugs.

MEMBER MONTHS

A member month is equivalent to the one member for whom the HMO has recognized capitation-based revenue for the entire month. Where the revenue is recognized for only part of a month for a given individual, a partial, pro-rated member month should be counted. A partial member month is pro-rated based on the actual number of days in a particular month. The member months should be reported on a cumulative basis by the rate cell grouping as shown on the report. Enter the number of member months for the current period in the second column of the Member Months line and the member months for the year-to-date in the fourth column.

The Maternity Income Statement, Part R, should list number of deliveries, rather than member months.

REVENUE

Line 1--Capitated Premiums--Revenue recognized on a prepaid basis for enrollees for provision of a specified range of health services over a defined period of time, normally one month. If advance payments are made to the HMO, for more than one reporting period, the portion of the payment that has not been earned must be treated as a liability (Unearned Premiums).

Line 2--Supplemental Premiums--Revenue paid to the HMO in addition to capitated premiums for certain services provided. See Lines 2a through 2d below.

Line 2a--Maternity(1)--Supplemental payment per pregnancy outcome. This line item should only be included in Part R (Maternity) and Part S (All Rate Cell Groupings).

---------------------------
(1) Because costs for pregnancy outcomes were not included in the capitation rates, a separate maternity premium is paid for pregnancy outcomes (each live birth, still birth, or miscarriage occurring after the twelfth (12th) week of gestation). This supplemental payment reimburses HMOs for its inpatient hospital, antepartum, and postpartum costs incurred in connection with delivery. Costs for care of the baby are [Reserved] included only for the first two months of newborn claims in the AFDC/NJCPW/KidCareA, NJ FamilyCare B and C, and DYFS rate cell groupings.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

Line 2b--Reimbursable HIV/AIDS Drugs and Blood Products--Supplemental payment for HIV/AIDS Drugs (protease inhibitors and, effective 7/1/01 other anti-retrovirals) and clotting factor VIII and IX blood products.

Line 2c--Early and Periodic Screening, Diagnosis and Treatment (EPSDT) Incentive Payment--Supplemental payment for EPSDT services.

Line 2d--Other--Any other revenue paid by DMAHS to the HMO in addition to capitation for covered services that is not included in Lines 2a, 2b or 2c above.

Line 3--Total Premiums--All Medicaid premiums paid to the HMO reported on lines 1, 2a, 2b, 2c, and 2d.

Line 4--Interest--Interest earned from all sources including escrow and reserve accounts.

Line 5--C.O.B.--Income from Coordination of Benefits (COB) and Subrogation.

Line 6--Reinsurance Recoveries--Income from the settlement of claims resulting from a policy with a private reinsurance carrier.

Line 7--Other Revenue--Revenue from sources not covered in the previous revenue accounts.

Line 8--Total Revenue--Total revenue (the sum of lines 3 through 7).

EXPENSES

MEDICAL AND HOSPITAL

Line 9--Inpatient Hospital--Inpatient hospital costs including ancillary services for enrollees while confined to an acute care hospital, including OOA hospitalization.

Line 10--Primary Care--Includes all costs associated with medical services provided in any setting by a primary care provider, including physicians and other practitioners.

Line 11--Physician Specialty Services--All costs associated with medical services provided by a physician other than a PCP.

Line 12--Outpatient Hospital--Includes the facility component of the outpatient visit. The visit can be free standing or a hospital outpatient department. The professional component should be billed separately and reported in the appropriate service category line item, e.g. physician specialty services.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

Line 13--Other Professional Services--Compensation paid by the HMO to non-physician providers engaged in the delivery of medical services.

Line 14--Emergency Room--Includes the facility component of the emergency room visit as well as OOA emergency room costs. Professional components that are billed separately should be reported in the appropriate service category line item.

Line 15--DME/Medical Supplies--Includes the cost of DME and supplies.

Line 16--Prosthetics and Orthotics--Includes the cost of Prosthetics and Orthotics.

Line 17--Dental--Expenses for all covered dental services provided. [Reserved]

Line 18--Pharmacy--Expenses for legend and non-legend drugs provided that includes both ingredient costs and dispensing fees. Exclude expenses reported as HIV/AIDS Reimbursable Drugs on line 19.

Line 19--Reimbursable HIV/AIDS Drugs-- HIV/AIDS Drugs (protease inhibitors and other anti-retrovirals) and clotting factor VIII and IX blood products. This expense should equal the amount on Revenue Line 2b.

Line 20--Home Health Care--Expenses for home health services provided including nurses, aides, hospice costs, and private duty nursing.

Line 21--Transportation--Expenses for all ambulance, MICUs, and invalid coach services.

Line 22--Lab & X-ray--The cost of all laboratory and radiology (diagnostic and therapeutic) services for which the HMO is separatelY billed.

Line 23--Vision Care including Eyeglasses--The cost of routine exams (by non-physicians) and dispensing glasses to correct eye defects. This category includes the cost of eyeglasses but excludes ophthalmologist costs related to the treatment of disease or injury to the eye; the latter should be included in physician specialty or Other Professional Services.

Line 24--Mental Health/Substance Abuse--Include the cost of all mental health and substance abuse services including inpatient, physician services, outpatient hospital, other professional services, and other services associated with mental health or substance abuse treatment.

Line 25--Reinsurance Expenses--Expenses for reinsurance or "stop-loss" insurance made to a contracted reinsurer.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

Line 26--Incentive Pool Adjustment--A reduction to medical expenses for adjusting the full medical expenses reported. For example, physician withholds retained by the HMO should be included here.

Line 27--Other Medical--Medical Expenses not included in lines 9 through [Reserved] 26.

Line 28--Total Medical and Hospital--The total of all medical and hospital expenses. (sum of lines 9 through 27)

ADMINISTRATION

Administrative expenses should only be reported on the form for all rate cell groupings (Part S) in order to eliminate the need to allocate these costs across the rate cell groupings. Administration must also be reported on Part T if the HMO provides any non-State Plan services. Costs associated with the overall management and operation of the HMO including the following components:

Line 29--Compensation--All expenses for administrative services including compensation and fringe benefits for personnel time devoted to or in direct support of administration. Include expenses for management contracts. Do not include marketing expenses here.

Line 30--Interest expense--Interest paid during the period on loans.

Line 31--Occupancy, Depreciation, and Amortization.

Line 32--Education and Outreach--Expenses incurred for education and outreach activities for enrollees.

Line 33--Marketing--Expenses directly related to marketing activities including advertising, printing, marketing salaries and fringe benefits, commissions, broker fees, travel, occupancy, and other expenses allocated to the marketing activity.

Line 34--Other--Costs which are not appropriately assigned to the health plan administration categories defined above. Any sanctions and/or penalties incurred by the health plan should be reported on this line, and separately identified in Appendix B, Notes to Financial Reports.

Line 35--Total Administration--The total of costs of administration (the sum of lines 29 through 34).

Line 36--Total Expenses--The sum of Total Medical and Hospital Expenses (line
28) and Total Administration (line 35).

Line 37--Operation Income (Loss)--Excess or deficiency of Total Revenue (line 8) minus Total Expenses (line 36).

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

Line 38--Extraordinary Item--A non-recurring gain or loss.

Line 39--Provision for Taxes--All income taxes for the period.

Line 40--Adjustment for prior period IBNR estimates--Should include a reconciliation and explanation of prior period IBNR estimates. A centra-expense would be reported if IBNR estimates exceeded actual expenses.

In the explanation below, the term "IBNR" (Incurred But Not Reported) is used to represent all claims incurred but unpaid. In statutory accounting for HMOs the incurred claims for a period are calculated as follows:

-----------------------------------------------------------------------------------
                                         EXAMPLE FOR CALENDAR YEAR    EXAMPLE USING
                                           2001 REPORTING PERIOD         DOLLARS
-----------------------------------------------------------------------------------
  Claims paid in the period                Claims paid in 2001          $48,000,000
-----------------------------------------------------------------------------------
+ IBNR at the end of the period          + IBNR as of 12/31/2001      + $11,000,000
-----------------------------------------------------------------------------------
- IBNR at the end of the prior period    - IBNR as of 12/31/2000      - $ 9,000,000
-----------------------------------------------------------------------------------
  Claims incurred in the period            Claims incurred in 2001      $50,000,000
-----------------------------------------------------------------------------------

The above calculation can be split into two components - the first for services rendered in the period and the second for services rendered prior to the period, as follows:

----------------------------------------------------------------------------
                           INCURRED IN    INCURRED IN 2000 &
                              2001              PRIOR              TOTAL
----------------------------------------------------------------------------
  Claims Paid in 2001      $39,500,000      $      8,500,000    $ 48,000,000
----------------------------------------------------------------------------
+ IBNR as of 12/31/2001    $10,900,000      $        100,000    $ 11,000,000
----------------------------------------------------------------------------
- IBNR as of 12/31/2000           None      $      9,000,000    $  9,000,000
----------------------------------------------------------------------------
  Recognized in 2001       $50,400,000    - $        400,000    $ 50,000,000
----------------------------------------------------------------------------

In the example, claims incurred in 2001 are $50.4 million. This is the amount that would be shown on Report #2S line 28; the Statewide Total Hospital and Medical Expense for the 12 months ended 12/31/2001. The negative $0.4 million would be reported on line 40 Adjustment for prior period IBNR estimates. This is the effect of the estimation error for the prior year-end IBNR. Such estimation errors are to be expected, since the actual amount of unpaid claims will never exactly match the estimate made earlier.

The sum of the amounts on lines 28 and 40 should be consistent with the statutory accounting amount of claims recognized as incurred in the period, $50 million in the example above. Information about any non-claim adjustments for prior periods which are grouped into Line 40, but not in Report #1, should be explained in a note to the reports.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

Line 41--Net Income (Loss)--Operation Income (Loss) (line 37) minus Lines 38, 39, and 40.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

REPORT GUIDELINES

REPORT #3: MATERNITY OUTCOME COUNTS

This report provides counts of second and third trimester maternity outcomes(2) for the current period and year-to-date.

The HMO will provide counts for the following:

-    Live births

     -    Cesarean Section deliveries

     -    Vaginal deliveries

-    Non-live births

These counts will be reported for the following rate cell groupings and geographic areas:

----------------------------------------------------------------------------------------
  RATE CELL GROUPING                                              GEOGRAPHIC AREA
----------------------------------------------------------------------------------------
AFDC/NJCPW/NJ KidCare A                                   [Reserved] Northern [Reserved]
                                                                     [Reserved]
----------------------------------------------------------------------------------------
AFDC/NJCPW/NJ KidCare A                                         [Reserved] Central
[Reserved]
----------------------------------------------------------------------------------------
AFDC/NJCPW/NJ KidCare A                                               Southern
----------------------------------------------------------------------------------------
All Other                                                             Statewide
----------------------------------------------------------------------------------------

Multiple births should be counted as one maternity outcome.

-------------------------
(2) Still or live births after the twelfth week of gestation, excluding elective abortions.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX A - IBNR METHODOLOGY

IBNR METHODOLOGY

IBNRs are difficult to estimate because the quantity of service and exact service cost are not always known until claims are actually received. Since medical claims are the major expenses incurred by the HMOs, it is extremely important to accurately identify costs for outstanding unbilled services. To accomplish this, a reliable claims system and a logical IBNR methodology are required.

Selection of the most appropriate system for estimating IBNR claims expense requires judgment based on an HMO's own circumstances, characteristics, and the availability and reliability of various data sources. A primary estimation methodology along with supplementary analysis usually produces the most accurate IBNR estimates. Other common elements needed for successful IBNR systems are:

- An IBNR system must function as part of the overall financial management and claims system. These systems combine to collect, analyze, and share claims data. They require effective referral, prior authorization, utilization review, and discharge planning functions. Also, the HMO must have a full accrual accounting system. Full accrual accounting systems help properly identify and record the expense, together with the related liability, for all unpaid and unbilled medical services provided to HMO members.

- An effective IBNR system requires the development of reliable lag tables that identify the length of time between provision of service, receipt of claims, and processing and payment of claims by major provider type (inpatient hospital, physician, pharmacy and other medical). Reliable claims/cash disbursement systems generally produce most of the necessary data. Lag tables, and the projections developed from them, are most useful when there is sufficient, accurate claims history, which show stable claims lag patterns. Otherwise, the tables will need modification, on a pro forma basis, to reflect corrections for known errors or skewed payment patterns. The data included in the lag schedules should include all information received to date in order to take advantage of all known amounts (i.e., RBUCs and paid claims).

- Accurate, complete, and timely claims data should be monitored, collected, compiled, and evaluated as early as possible. Whenever practical, claims data collection and analysis should begin BEFORE the service is provided (i.e., prior authorization records). This prospective claims data, together with claims data collected as the services are provided, should be used to identify claims liabilities. Claims data should also be segregated to permit analysis by major rate code, region/county, and category of service.

Subcontractor agreements should clearly state each party's responsibility for claims/encounter submission, prior notification, authorization, and reimbursement rates. These agreements should be in writing, clearly understood and followed consistently by each party.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX A - IBNR METHODOLOGY

The individual IBNR amounts, once established, should be monitored for adequacy and adjusted as needed. If IBNR estimates are subsequently found to be significantly inaccurate, analysis should be performed to determine the reasons for the inaccuracy. Such an analysis should be used to refine an HMO's IBNR methodology if applicable.

There are several different methods that can be used to determine the amount of IBNRs. The HMO should employ the one that best meets its needs and accurately estimates its IBNRs. IF AN HMO IS UTILIZING A METHOD DIFFERENT FROM THE METHODS INCLUDED HEREIN, A DETAILED DESCRIPTION OF THE PROCESS MUST BE SUBMITTED TO THE STATE FOR APPROVAL. This process may be described in the "Notes to Financial Reports" section. The IBNR methodology used by the HMO must be evaluated by the HMO's independent accountant or actuary for reasonableness.

CASE BASIS METHOD

Accruals are based on estimates of INDIVIDUAL claims and/or episodes. This method is generally used for those types of claims where the amount of the cost will be large, requiring prior authorization. The final estimated cost could be made after the services have been authorized by the HMO. For example, if an HMO knows how many hospital days were authorized for a certain time period, and can incorporate the contracted reimbursement arrangement(s) with the hospital(s), a reasonable estimate should be attainable. This is also the most common and can be the most accurate method for small and medium sized organizations.

AVERAGE COST METHOD

As the name suggests, average costs of services are used to estimate total expense. The expenses estimated using average costs. Two primary average cost methods are discussed below. It is important to note that each method may be used by an HMO to estimate different categories of IBNRs (i.e., hospitalization vs. other medical). Also, either method may be utilized in conjunction with other IBNR methodologies discussed in this document.

PMPM AVERAGES

Under this method the average costs are based on the population of each rate code (or group of homogenous rate codes) over a given time period, in this case one month. The average cost may cover one or more service categories and is multiplied by the number of members in the specific population to estimate the total expense of the service category. Any claims paid are subtracted from the expense estimate that results in the IBNR liability estimate for that service category.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX A - IBNR METHODOLOGY

PER DIEM OR PER SERVICE AVERAGES

Averages for this method are of specific occurrences known by the HMO at the time of the estimation. Therefore, it is first necessary to know how many hospital days, procedures or visits were authorized as of the date for which the IBNR is being estimated. Again, once the total expense has been estimated, the amount of related paid claims should be subtracted to get the IBNR liability. This method is primarily used for hospitalization IBNRs as HMOs know the amount of hospital days authorized at any given time.

LAG TABLES

Lag tables are used to track historical payment patterns. When a sufficient history exists and a regular claims submission pattern has been established, this methodology can be employed. All HMOs should use lag information as a validation test for accruals calculated using other methods, if it is not the primary methodology employed. Typically, the information on the schedules is organized according to the month claims are incurred on the horizontal axis and the month claims are paid by the HMO on the vertical axis.

Once a number of months becomes "fully developed" (i.e. claims submissions are thought to be complete for the month of service), the information can be utilized to effectively estimate IBNRs. Computing the average period over which claims are submitted historically and applying this information to months that are not yet fully developed does this.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX B - REPORT FORMS

QUARTERLY REPORT FORMS

This section includes copies of the forms to be completed electronically by the HMO for each quarter.

-    Quarterly Certification Statement

-    Report #1: Lag Report


     -    Part A: Lag Report for Inpatient Hospital Payments

     -    Part B: Lag Report for Physician Payments

     -    Part C: Lag Report for Pharmacy Payments

     -    Part D: Lag Report for Other Medical Payments

-    Report #2: Income Statement by Rate Cell Grouping

     -    Part A: AFDC/NJCPW/NJ KidCare A - Northern Region

     -    Part B: AFDC/NJCPW/NJ KidCare A - Central Region

     -    Part C: AFDC/NJCPW/NJ KidCare A - Southern Region

     -    Part D: DYFS - Statewide

     -    Part E: ABD with Medicare - DDD - Statewide

     -    Part F: ABD with Medicare - Non-DDD - Statewide

     -    Part G: Non-ABD - DDD - Statewide

     -    Part H: ABD without Medicare - DDD - Statewide

     -    Part I: ABD without Medicare - Non-DDD - Statewide

     -    Part J: NJ KidCare B&C - Statewide

     -    Part K: NJ KidCare D - Statewide

     -    Part L: [Reserved] (Reserved)

     -    Part M: NJ FamilyCare Parents 0-133% FPL - Statewide

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX B - REPORT FORMS

     -    Part N: [Reserved] (Reserved)

     -    Part O: [Reserved] (Reserved)

     -    Part P: ABD with Medicare - AIDS - Statewide

     -    Part Q: Non-ABD - AIDS - Statewide

     -    Part R: Maternity - Statewide

     -    Part S: All Rate Cell Groupings - Statewide

     -    Part T: Non-State Plan Services

     -    Part U: AFDC - Youth - Northern Region

     -    Part V: AFDC - Youth - Central Region

     -    Part W: AFDC - Youth - Southern Region

     -    Part X: ABD (Including AIDS) w/o Medicare - Northern Region

     -    Part Y: ABD (Including AIDS) w/o Medicare - Central Region

     -    Part Z: ABD (Including AIDS) w/o Medicare - Southern Region

     -    Part AA: NJ KidCare B&C - Youth - Northern Region

     -    Part AB: NJ KidCare B&C - Youth - Central Region

     -    Part AC: NJ KidCare B&C - Youth - Southern Region

     -    Part AD: NJ FamilyCare Parents 0-133% FPL -19-44 Female - Northern
          Region

     -    Part AE: NJ FamilyCare Parents 0-133% FPL -19-44 Female - Central
          Region

     -    Part AF: NJ FamilyCare Parents 0-133% FPL - 19-44 Female - Southern
          Region

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX B - REPORT FORMS

Supplemental exhibits T-AF are not used in calculating Part S.

Parts U through AF cover an annual period, and[Reserved] are to be completed electronically by the HMO once a year with the August 15 submission (quarter ending June 30). These parts are considered supplemental exhibits[Reserved] and are not to be used in calculating Parts S. [Reserved] All expenses are to be reported for claims incurred and paid during the July 1 through June 30 current State Fiscal Year.

-    Report #3: Maternity Outcome Counts

-    Notes to Financial Reports

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX B - REPORT FORMS

                        QUARTERLY CERTIFICATION STATEMENT

                                       OF
                       __________________________________
                                   (HMO Name)

                                     TO THE

                     NEW JERSEY DEPARTMENT OF HUMAN SERVICES
               DIVISION OF MEDICAL ASSISTANCE AND HEALTH SERVICES

                              FOR THE PERIOD ENDED
                         ______________________________
                                (Month/Day/Year)

NAME OF PREPARER _________________________________________

TITLE            _________________________________________

PHONE NUMBER     _________________________________________

            PLEASE CHECK WHICH REPORTS ARE INCLUDED WITH THIS PACKET:

            [ ] Report #1        [ ] Report #2         [ ] Report #3

I hereby attest that the information submitted in the reports herein is current, complete and accurate to the best of my knowledge. I understand that whoever knowingly and willfully makes or causes to be made a false statement or representation on the reports may be prosecuted under applicable state laws. In addition, knowingly and willfully failing to fully and accurately disclose the information requested may result in denial of a request to participate, or where the entity already participates, a termination of an HMO's agreement or contract with the State.
_________________      _____________________________      ______________________
Date                   Chief Financial Officer            Signature

HMO Financial Guide For Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

APPENDIX B - REPORT FORMS

                           NOTES TO FINANCIAL REPORTS

Any notes or further explanations of any items contained in any of the reports or in the reporting of financial disclosures are to be noted here. Appropriate references and attachments are to be used as necessary. Space is provided below or you may use a separate page as necessary.

HMO Financial Guide for Reporting                            State of New Jersey
Medicaid Rate Cell Grouping Costs

B.7.4 AGREED UPON PROCEDURES - FOR RATE CELL COST REPORTS

                             AGREED UPON PROCEDURES

                           For Rate Cell Cost Reports

The following agreed upon procedures between the plan and its independent public accountant are required to meet audit requirements of Rate Cell Grouping Cost Reports as further explained in Article 7.27.1B of the contract.

Procedures contained herein are established as minimum requirements. Additional procedures may be added and performed as agreed to by the contractor and the accountant performing them without DMAHS approval. However, changes, deletions or variations to the procedures specified herein will require prior approval of DMAHS.

Report #1 - Claim Lag Triangles

Step 1: Validate the mathematical accuracy of Report #1.

Step 2: Validate the accuracy of the amounts paid for each month.

     a. Trace and agree each monthly amount to the supporting documentation used by the contractor to complete the report.

     b. Trace and agree each monthly amount to the monthly check register or claims system monthly summary.

Step 3: Validate the accuracy of the amounts paid in the individual cells.

     a. For the claims paid and incurred on Report #1, trace and agree 4 cells to the supporting documentation used by the contractor to complete the report.

Step 4: Validate the accuracy of the amounts that comprise the individual cells.

     a.   Select 8 claims from each lag triangle.

     b. Verify the claim is reported in the correct month of service by tracing and agreeing to the date of service on the claim.

     c. Verify the claim is reported in the correct month of payment by tracing and agreeing to bank statements.

     d. Verify the claim is reported in the appropriate lag schedule by tracing and agreeing type of service to the hard/electronic copy of the claim.

     e. Verify the claim is related to a New Jersey Medicaid or NJ Family Care beneficiary by tracing and agreeing to the member eligibility system.

Step 5: Validate the accuracy of the subcapitation payments reported

     a.   Select 2 cells from each of the applicable lag triangles

     b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the report.

Step 6: Validate the accuracy of the amounts that comprise subcapitation payments

     a. Verify that the transaction is recorded in the correct month of service by tracing and agreeing to the invoice or check request that substantiates the check.

     b. Verify that the check has cleared the bank by tracing and agreeing to the bank statement.

     c. Verify the transaction is accurately reported in Report #1 by tracing and agreeing to the contract provider type and covered services.

Step 7: Validate the accuracy of amounts reported as Pharmacy Rebates.

     a.   Select 2 cells from each of the applicable lag triangles.

     b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the report.

     c. Trace and agree each monthly amount to the monthly check register or claims system monthly summary.

Report #2 - Income Statement by Rate Cell Groupings

Step 1: Verify that amounts reported as Medicaid/NJ Family Care expense are consistent with amounts reported in statutory filings

     a. Trace and agree total amounts reported as Medicaid/NJ Family Care expense to statutory filings as of December 31.

Step 2: Verify member months reported is accurate

     a.   Confirm member months with the State of New Jersey

Step 3: Verify the accuracy of dollar amounts reported as capitated premiums

     a.   Select 5 income statement categories, by Rate Cell Grouping (IS).

     b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

     c. Select 4 months of capitated premiums and trace and agree amounts to remittance advices received from the DMAHS.

Step 4: Verify the accuracy of dollar amounts reported as HIV/AIDS Reimbursable Drugs Revenue.

     a.   Select 5 income statement categories by Rate Cell Grouping (IS).

     b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

     c. Select 4 months of capitated premiums and trace and agree amounts to remittance advices received from the DMAHS.

Step 5: Verify the accuracy of dollar amounts reported as EPSDT Incentive Payment Revenue.

     a.   Select 5 income statement categories by Rate Cell Grouping (IS).

     b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

     c. Select 4 months of capitated premiums and trace and agree amounts to remittance advices received from the DMAHS

Step 6: Verify the accuracy of dollar amounts reported as Interest Revenue.

         a.   Select 5 income statement categories by Rate Cell Grouping (IS).

         b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

Step 7: Verify the accuracy of dollar amounts reported as COB.

         a.   Select 5 income statement categories by Rate Cell Grouping (IS).

         b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

Step 8: Verify the accuracy of dollar amounts reported as Reinsurance
Recoveries.

         a.   Select 5 income statement categories by Rate Cell Grouping (IS).

         b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

Step 9: Verify the accuracy of amounts reported as Medical and Hospital
Expenses.

         a. Select at least one type of Medical and Hospital Expense from each of the income statement categories by Rate Cell Groupings.

         b. Trace and agree selected cells to the supporting documentation used by the contractor to complete the IS.

         c. Select one claim from each of the rate cell groupings selected in step 9a.

         d. Trace and agree amount reported in each cell to actual claims paid and an allocation of expenses incurred but not paid.

         e. For the claim selected in step 9c, recalculate the allocation of incurred but not reported to each income statement to determine if they are in same proportional amounts as claims paid.

         f. For the claim selected in step c, trace and agree the classification of the medical expense to the classification prescribed by DMAHS in the "HMO Guide for Reporting Medicaid/NJ Family Care Rate Cell Grouping Costs." Determine the claims selected from step 9a are included in the appropriate IS by Rate Cell Grouping and that all Medical and Hospital Expenses are classified appropriately in lines 9-27.

Step 10: Verify the accuracy of the amounts reported in Part S - Income.

         a. Trace and agree total amounts reported in Part S to amounts reported in the individual income statements by Rate Cell Groupings.

Report #3 - Maternity Outcomes

Step 1: Verify the accuracy of amounts reported in Report 3.

         a. Trace and agree amounts reported as maternity outcomes to the supporting documentation used by the contractor to complete the report.

         b.   Select 5 outcomes from step a.

         c. Verify the outcome is reported in the correct region by tracing and agreeing back to supporting documentation.

         d. Verify the outcome is reported in the correct eligibility category by tracing and agreeing back to supporting documentation.

         e. Verify the outcome is reported in the correct category (c-section, vaginal, or non-live birth) by tracing and agreeing back to supporting documentation.

         f. Verify the outcome is not an elected abortion by tracing and agreeing back to supporting documentation.

         g. Verify the outcome was reported for outcomes after 12 weeks of gestation by tracing and agreeing back to supporting documentation.

                                    SECTION C
                                CAPITATION RATES

                                    SECTION D
                           CONTRACTOR'S DOCUMENTATION

D.1      CONTRACTOR'S QAPI/UTILIZATION MANAGEMENT PLANS
         (TO BE INSERTED)

D.2      CONTRACTOR'S GRIEVANCE PROCESS
         (TO BE INSERTED)

D.3      CONTRACTOR'S PROVIDER NETWORK
         (TO BE INSERTED)

D.4      CONTRACTOR'S LIST OF SUBCONTRACTORS
         (TO BE INSERTED)

D.5      CONTRACTOR'S SUPPLEMENTAL BENEFITS
         (TO BE INSERTED)

D.6      CONTRACTOR'S REPRESENTATIVE
         (TO BE INSERTED)